UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — June 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|09

Semiannual report

A world of investing.™

Putnam INVESTMENTS

A series of mutual fund portfolios for variable annuity investors

Contents

Message from the Trustees	1

Reports on individual funds

Each fund report includes the report from your fund’s managers, fund performance, fund expenses, fund management, the fund’s portfolio, and financial statements.

Putnam VT American Government Income Fund	2
Putnam VT Capital Opportunities Fund	16
Putnam VT Diversified Income Fund	26
Putnam VT Equity Income Fund	56
Putnam VT The George Putnam Fund of Boston	64
Putnam VT Global Asset Allocation Fund	80
Putnam VT Global Equity Fund	120
Putnam VT Global Health Care Fund	130
Putnam VT Global Utilities Fund	138
Putnam VT Growth and Income Fund	146
Putnam VT Growth Opportunities Fund	154
Putnam VT High Yield Fund	162
Putnam VT Income Fund	180
Putnam VT International Equity Fund	204
Putnam VT International Growth and Income Fund	212
Putnam VT International New Opportunities Fund	220
Putnam VT Investors Fund	228
Putnam VT Mid Cap Value Fund	236
Putnam VT Money Market Fund	244
Putnam VT New Opportunities Fund	252
Putnam VT Research Fund	260
Putnam VT Small Cap Value Fund	268
Putnam VT Vista Fund	276
Putnam VT Voyager Fund	284
Notes to financial statements	294
Trustee approval of management contract	313
Other important information	320

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this semiannual report to the shareholders of Putnam Variable Trust, which offers 24 Putnam funds representing a wide range of investment choices. The following reports from the funds’ management provide an in-depth look at the investment environment during the six-month period ended June 30, 2009, along with detailed discussions of the funds’ performance.

We are pleased to report that the news is almost universally positive. Following many months of painful losses, many stock markets around the world reversed course in early March and have since posted substantial gains. Fixed-income returns have been mixed, with U.S. Treasuries losing ground but corporate and high-yield debt rebounding sharply. Markets can be volatile in both directions, and we believe that the recent turnaround demonstrates the need for a disciplined, balanced approach to investing. We believe that the performance of the funds, which has been quite strong in many instances, demonstrates the power of Putnam’s active portfolio management and the substantial efforts of an investment team infused with new talent and a singular focus.

Putnam Investments and the Board of Trustees continue to evolve during this time of renewal. After several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

In other developments, Walter C. Donovan, a 25-year investment industry veteran, has joined Putnam as Chief Investment Officer. Also, Ravi Akhoury and W. Thomas Stephens have been elected to the Board of Trustees of the Putnam Funds. Both gentlemen bring a wealth of experience to the oversight of the Putnam Funds.

As always, thank you for choosing Putnam.

Respectfully yours,

Putnam VT American Government Income Fund

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value June 30, 2009

Class IA: $11.98	Class IB: $11.96

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares*

6 months	11.23%	11.15%

1 year	9.19	8.92

5 years	31.85	30.39
Annualized	5.69	5.45

Life	74.82	71.15
Annualized	6.11	5.87

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 2000.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

The past six months were characterized by two distinct periods in the fixed-income markets. The first began with the collapse of Lehman Brothers in late 2008 and involved the subsequent fallout that rippled through the credit markets in early 2009. Investors lost faith in credit ratings to the point where they avoided all asset classes with any risk at all. Across all sectors, spreads — a general measure of risk calculated as the difference in interest rates between Treasuries and other investments — widened indiscriminately to levels that, in many cases, have never before been seen. The second period was marked by the effects of the government’s escalating series of policy responses, which began to reap positive (albeit far from uniform) results in the second half of the reporting period. Against this backdrop, Putnam VT American Government Income Fund’s class IA shares returned 11.23% at net asset value for the six months ended June 30, 2009.

The fund’s performance suffered early in the period in the aftermath of the Lehman bankruptcy. However, because of the high credit quality of the portfolio, the fund’s holdings were some of the first to rebound when the government’s policy responses began to take hold. The Fed (the Federal Reserve Board) has continued to drive the bond markets, with the public showing increased willingness to purchase debt instruments that are included in the government’s programs and are receiving its implicit backing. In particular, agency mortgages gained after the Fed attempted to stimulate the struggling U.S. housing market by purchasing these bonds directly in the market.

The fund’s investments in collateralized mortgage obligations (CMOs) rebounded during the period. Management believed allocations to CMOs represented an attractive value for securities with limited risk. This sector was one of the first to recover on the heels of government market stabilization programs, and the fund’s focus on interest-only loans was particularly beneficial. Management believed the market’s predictions on prepayment rates were too high, and when this proved to be the case, the asset class rallied.

The fund’s largest overweights during the period were to securitized market sectors, which generally helped performance. Mortgage-backed security pass-through spreads — a measure of perceived risk in the market — have tightened in recent months. At this point, with the potential for further volatility and uncertainty regarding future government actions, management intends to trim exposure and adopt a more neutral stance in this segment of the market.

Looking ahead, management anticipates increased levels of long-term stability in the credit markets, with the possibility for short-term volatility. As government policies begin to take hold and become better implemented in the markets — and new policies are introduced — a number of sectors should see improvement. This development would be positive for the fund given its high credit quality. As for the economy, management’s outlook is somewhat less positive, with weak growth possible into 2010.

Consider these risks before you invest: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current and future portfolio holdings are subject to risk.

2 Putnam VT American Government Income Fund

Your fund’s managers

Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob Bloemker, your fund’s Portfolio Managers are Daniel Choquette and Michael Salm.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	98.4%	Ba	0.1%

Aa	0.5%	B	0.2%

A	0.5%	Caa	0.2%

Baa	0.2%	Other	0.1%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Credit qualities shown as a percentage of portfolio value as of 6/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		6/30/09		6/30/09

VT American Government
Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$3.46	$4.76	$3.31	$4.56

Ending value (after expenses)	$1,112.30	$1,115.50	$1,021.52	$1,020.28

Annualized expense ratio†	0.66%	0.91%	0.66%	0.91%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the six months ended June 30, 2009.

Putnam VT American Government Income Fund 3

The fund’s portfolio 6/30/09 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (47.3%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (22.8%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to October 20, 2037	$2,342,951	$2,489,734
6s, April 15, 2028	98,681	104,776
4 1/2s, TBA, July 1, 2039	32,000,000	31,930,000

		34,524,510
U.S. Government Agency Mortgage Obligations (24.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
September 1, 2030 to July 1, 2031	170,450	185,616
7 1/2s, October 1, 2014	18,587	19,861
7s, with due dates from November 1, 2026
to May 1, 2032	1,409,110	1,536,517
6s, with due dates from May 1, 2021
to August 1, 2021	222,041	235,651
5 1/2s, December 1, 2033	432,874	449,496
5 1/2s, October 1, 2018	282,382	298,531
5s, with due dates from May 1, 2018
to November 1, 2018	3,697,003	3,874,777

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from October 1, 2029
to November 1, 2030	141,044	154,521
7s, with due dates from December 1, 2028
to December 1, 2035	2,884,598	3,152,076
6 1/2s, September 1, 2036	396,942	423,503
6 1/2s, TBA, July 1, 2039	4,000,000	4,258,125
6s, July 1, 2021	1,233,090	1,309,436
5 1/2s, with due dates from July 1, 2037
to October 1, 2037	897,826	929,144
5 1/2s, with due dates from June 1, 2014
to January 1, 2021	2,281,792	2,412,759
5s, February 1, 2039	549,939	560,680
5s, TBA, July 1, 2039	1,000,000	1,017,969
4 1/2s, with due dates from October 1, 2035
to April 1, 2039	11,350,535	11,338,479
4 1/2s, TBA, July 1, 2039	5,000,000	4,987,500

		37,144,641
Total U.S. government and agency
mortgage obligations (cost $70,733,497)		$71,669,151

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.3%)*	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$1,700,000	$1,766,896

Federal Farm Credit Bank 5 3/4s,
January 18, 2011	10,000,000	10,745,193

Total U.S. government agency obligations (cost $11,559,514)		$12,512,089

U.S. TREASURY OBLIGATIONS (11.8%)*	Principal amount	Value

U.S. Treasury Bonds

8s, November 15, 2021	$4,260,000	$5,882,128
6 1/4s, May 15, 2030	6,505,000	8,252,203

U.S. Treasury Notes 4 1/4s,
September 30, 2012	3,409,000	3,679,057

Total U.S. treasury obligations (cost $15,729,879)		$17,813,388

MORTGAGE-BACKED	Principal
SECURITIES (29.0%)*	amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$62,000	$55,992
Ser. 04-3, Class A5, 5.557s, 2039	30,000	27,440
Ser. 05-6, Class A2, 5.165s, 2047	152,000	144,467

Banc of America Mortgage Securities
Ser. 05-E, Class 2, IO, 0.3s, 2035	2,465,063	6,740

Citigroup Mortgage Loan Trust, Inc. IFB
Ser. 07-6, Class 2A5, IO, 6.336s, 2037	335,335	33,996

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.58s, 2035	1,247,963	107,574
IFB Ser. 05-R2, Class 1AS, IO, 5.242s, 2035	3,440,284	279,351

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039	57,000	52,688

CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	40,000	35,061

Fannie Mae
IFB Ser. 07-75, Class JS, 49.85s, 2037	144,217	219,542
IFB Ser. 06-62, Class PS, 38.018s, 2036	183,443	253,715
IFB Ser. 07-W7, Class 1A4, 37.298s, 2037	107,966	134,056
IFB Ser. 07-30, Class FS, 28.374s, 2037	77,182	99,358
IFB Ser. 06-49, Class SE, 27.745s, 2036	151,227	199,194
IFB Ser. 05-25, Class PS, 26.78s, 2035	67,554	85,242
IFB Ser. 06-115, Class ES, 25.305s, 2036	85,857	111,061
IFB Ser. 05-115, Class NQ, 23.761s, 2036	64,287	75,251
IFB Ser. 05-74, Class CP, 23.6s, 2035	225,153	272,892
IFB Ser. 06-8, Class HP, 23.416s, 2036	183,523	231,554
IFB Ser. 05-99, Class SA, 23.416s, 2035	130,856	162,682
IFB Ser. 05-106, Class JC, 19.151s, 2035	169,306	199,549
IFB Ser. 05-83, Class QP, 16.578s, 2034	94,552	103,149
FRB Ser. 03-W6, Class PT1, 10.262s, 2042	222,843	254,459
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	121,610	131,415
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	65,122	70,373
Ser. 02-14, Class A2, 7 1/2s, 2042	41,577	44,929
Ser. 01-T10, Class A2, 7 1/2s, 2041	293,191	316,829
Ser. 02-T4, Class A3, 7 1/2s, 2041	82,621	89,282
Ser. 01-T12, Class A2, 7 1/2s, 2041	117,733	127,226
Ser. 01-T3, Class A1, 7 1/2s, 2040	586	633
Ser. 99-T2, Class A1, 7 1/2s, 2039	46,789	51,030
Ser. 02-33, Class A2, 7 1/2s, 2032	158,058	170,802
Ser. 02-T1, Class A3, 7 1/2s, 2031	376,818	407,199
Ser. 00-T6, Class A1, 7 1/2s, 2030	162,277	175,361
IFB Ser. 07-W6, Class 6A2, IO, 7.486s, 2037	127,992	13,415
IFB Ser. 06-90, Class SE, IO, 7.486s, 2036	85,060	11,131
IFB Ser. 08-7, Class SA, IO, 7.236s, 2038	105,101	13,254
Ser. 02-26, Class A1, 7s, 2048	235,199	251,663
Ser. 04-W12, Class 1A3, 7s, 2044	120,482	130,120
Ser. 04-T3, Class 1A3, 7s, 2044	254,400	272,208
Ser. 04-T2, Class 1A3, 7s, 2043	86,547	92,605
Ser. 03-W8, Class 2A, 7s, 2042	872,802	938,262
Ser. 03-W3, Class 1A2, 7s, 2042	82,044	87,787
Ser. 02-T16, Class A2, 7s, 2042	593,137	634,657
Ser. 02-T19, Class A2, 7s, 2042	388,699	415,908
Ser. 02-14, Class A1, 7s, 2042	279,542	299,110
Ser. 01-T10, Class A1, 7s, 2041	164,335	175,838
Ser. 02-T4, Class A2, 7s, 2041	376,612	402,975
Ser. 01-W3, Class A, 7s, 2041	66,118	70,747
Ser. 04-W1, Class 2A2, 7s, 2033	611,713	657,974
IFB Ser. 07-W6, Class 5A2, IO, 6.976s, 2037	194,690	19,015
IFB Ser. 07-W4, Class 4A2, IO, 6.966s, 2037	672,343	65,572
IFB Ser. 07-W2, Class 3A2, IO, 6.966s, 2037	225,066	21,950
IFB Ser. 06-125, Class SM, IO, 6.886s, 2037	294,303	32,406

4 Putnam VT American Government Income Fund

MORTGAGE-BACKED	Principal
SECURITIES (29.0%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-43, Class SU, IO, 6.886s, 2036	$130,907	$14,883
IFB Ser. 06-24, Class QS, IO, 6.886s, 2036	455,189	63,945
IFB Ser. 06-79, Class DI, IO, 6.836s, 2036	309,259	34,544
IFB Ser. 06-60, Class SI, IO, 6.836s, 2036	562,433	68,261
IFB Ser. 06-60, Class UI, IO, 6.836s, 2036	101,362	12,088
IFB Ser. 05-65, Class KI, IO, 6.686s, 2035	3,499,319	379,273
IFB Ser. 08-20, Class SA, IO, 6.676s, 2038	288,124	26,387
Ser. 383, Class 58, IO, 6 1/2s, 2037	68,813	9,288
IFB Ser. 08-41, Class S, IO, 6.486s, 2036	275,348	27,418
IFB Ser. 07-54, Class CI, IO, 6.446s, 2037	169,322	17,500
IFB Ser. 07-30, Class WI, IO, 6.446s, 2037	333,587	32,251
IFB Ser. 07-28, Class SE, IO, 6.436s, 2037	164,413	17,194
IFB Ser. 06-128, Class SH, IO, 6.436s, 2037	204,188	16,968
IFB Ser. 06-79, Class SI, IO, 6.436s, 2036	296,859	30,907
IFB Ser. 05-90, Class SP, IO, 6.436s, 2035	398,724	36,082
IFB Ser. 05-12, Class SC, IO, 6.436s, 2035	211,652	25,373
IFB Ser. 07-W5, Class 2A2, IO, 6.426s, 2037	99,406	8,943
IFB Ser. 07-30, Class IE, IO, 6.426s, 2037	491,537	65,715
IFB Ser. 06-123, Class CI, IO, 6.426s, 2037	370,580	40,070
IFB Ser. 06-123, Class UI, IO, 6.426s, 2037	172,415	18,328
IFB Ser. 05-82, Class SY, IO, 6.416s, 2035	1,031,855	107,726
IFB Ser. 06-31, Class SX, IO, 6.386s, 2036	385,705	42,923
IFB Ser. 06-36, Class SP, IO, 6.386s, 2036	169,124	17,048
IFB Ser. 06-16, Class SM, IO, 6.386s, 2036	145,273	16,775
IFB Ser. 05-95, Class CI, IO, 6.386s, 2035	300,227	36,220
IFB Ser. 05-84, Class SG, IO, 6.386s, 2035	488,200	51,993
IFB Ser. 05-57, Class NI, IO, 6.386s, 2035	88,794	9,561
IFB Ser. 06-3, Class SB, IO, 6.386s, 2035	421,830	48,004
IFB Ser. 05-29, Class SX, IO, 6.386s, 2035	70,935	7,210
IFB Ser. 05-104, Class SI, IO, 6.386s, 2033	2,262,137	226,892
IFB Ser. 05-83, Class QI, IO, 6.376s, 2035	84,390	9,399
IFB Ser. 06-128, Class GS, IO, 6.366s, 2037	184,586	18,845
IFB Ser. 06-114, Class IS, IO, 6.336s, 2036	191,326	18,243
IFB Ser. 06-115, Class EI, IO, 6.326s, 2036	843,308	87,865
IFB Ser. 06-115, Class IE, IO, 6.326s, 2036	148,570	16,382
IFB Ser. 06-117, Class SA, IO, 6.326s, 2036	222,955	20,676
IFB Ser. 06-121, Class SD, IO, 6.326s, 2036	151,158	14,874
IFB Ser. 06-109, Class SG, IO, 6.316s, 2036	118,858	11,291
IFB Ser. 06-109, Class SH, IO, 6.306s, 2036	193,319	22,786
IFB Ser. 07-W6, Class 4A2, IO, 6.286s, 2037	836,614	73,628
IFB Ser. 06-116, Class S, IO, 6.286s, 2036	332,529	31,498
IFB Ser. 06-104, Class IC, IO, 6.286s, 2036	944,484	109,931
IFB Ser. 06-43, Class SI, IO, 6.286s, 2036	101,539	10,725
IFB Ser. 06-8, Class JH, IO, 6.286s, 2036	697,347	77,466
IFB Ser. 09-12, Class CI, IO, 6.286s, 2036	308,176	36,425
IFB Ser. 05-122, Class SG, IO, 6.286s, 2035	148,752	16,813
IFB Ser. 05-122, Class SW, IO, 6.286s, 2035	202,505	21,699
IFB Ser. 06-101, Class SA, IO, 6.266s, 2036	663,688	68,625
IFB Ser. 06-92, Class LI, IO, 6.266s, 2036	220,985	21,053
IFB Ser. 06-96, Class ES, IO, 6.266s, 2036	96,907	8,984
IFB Ser. 06-17, Class SI, IO, 6.266s, 2036	274,807	27,187
IFB Ser. 06-60, Class YI, IO, 6.256s, 2036	455,409	58,984
IFB Ser. 06-85, Class TS, IO, 6.246s, 2036	346,028	30,048
IFB Ser. 06-95, Class SH, IO, 6.236s, 2036	383,098	33,229
IFB Ser. 07-75, Class PI, IO, 6.226s, 2037	258,232	21,890
IFB Ser. 07-W7, Class 2A2, IO, 6.216s, 2037	655,366	57,035
IFB Ser. 08-21, Class NI, IO, 6.186s, 2038	261,062	19,435
IFB Ser. 09-12, Class AI, IO, 6.186s, 2037	742,635	77,999
IFB Ser. 07-116, Class IA, IO, 6.186s, 2037	730,143	63,236
IFB Ser. 07-103, Class AI, IO, 6.186s, 2037	738,889	63,993
IFB Ser. 07-15, Class NI, IO, 6.186s, 2022	258,540	21,950

MORTGAGE-BACKED	Principal
SECURITIES (29.0%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-109, Class XI, IO, 6.136s, 2037	$175,086	$11,475
IFB Ser. 07-109, Class YI, IO, 6.136s, 2037	239,977	19,633
IFB Ser. 07-30, Class LI, IO, 6.126s, 2037	251,021	25,000
IFB Ser. 07-30, Class OI, IO, 6.126s, 2037	611,279	65,736
IFB Ser. 07-W2, Class 1A2, IO, 6.116s, 2037	189,299	16,209
IFB Ser. 07-106, Class SN, IO, 6.096s, 2037	261,619	21,345
IFB Ser. 07-54, Class IA, IO, 6.096s, 2037	215,009	20,361
IFB Ser. 07-54, Class IB, IO, 6.096s, 2037	215,009	20,361
IFB Ser. 07-54, Class IC, IO, 6.096s, 2037	215,009	20,361
IFB Ser. 07-54, Class ID, IO, 6.096s, 2037	215,009	20,361
IFB Ser. 07-54, Class IE, IO, 6.096s, 2037	215,009	20,361
IFB Ser. 07-54, Class IF, IO, 6.096s, 2037	320,142	31,805
IFB Ser. 07-54, Class NI, IO, 6.096s, 2037	213,768	16,521
IFB Ser. 07-54, Class UI, IO, 6.096s, 2037	264,228	30,240
IFB Ser. 07-91, Class AS, IO, 6.086s, 2037	164,428	13,610
IFB Ser. 07-91, Class HS, IO, 6.086s, 2037	183,034	18,604
IFB Ser. 07-15, Class CI, IO, 6.066s, 2037	683,966	68,049
IFB Ser. 06-124, Class SC, IO, 6.066s, 2037	211,967	18,870
IFB Ser. 06-115, Class JI, IO, 6.066s, 2036	489,520	49,985
IFB Ser. 07-109, Class PI, IO, 6.036s, 2037	294,666	21,699
IFB Ser. 06-123, Class LI, IO, 6.006s, 2037	334,249	32,516
IFB Ser. 07-81, Class IS, IO, 5.986s, 2037	281,778	26,482
IFB Ser. 07-116, Class BI, IO, 5.936s, 2037	667,457	55,471
IFB Ser. 08-01, Class AI, IO, 5.936s, 2037	1,371,240	113,960
IFB Ser. 08-1, Class HI, IO, 5.886s, 2037	634,135	52,257
IFB Ser. 07-39, Class AI, IO, 5.806s, 2037	375,545	33,286
IFB Ser. 07-32, Class SD, IO, 5.796s, 2037	254,292	23,750
IFB Ser. 07-30, Class UI, IO, 5.786s, 2037	209,223	17,169
IFB Ser. 07-32, Class SC, IO, 5.786s, 2037	339,833	30,251
IFB Ser. 07-1, Class CI, IO, 5.786s, 2037	239,799	21,434
IFB Ser. 05-74, Class NI, IO, 5.766s, 2035 F	1,349,686	152,353
IFB Ser. 09-12, Class DI, IO, 5.716s, 2037	427,404	41,696
IFB Ser. 04-46, Class PJ, IO, 5.686s, 2034	568,416	60,035
Ser. 06-W2, Class 1AS, IO, 5.667s, 2036	547,983	44,880
IFB Ser. 07-75, Class ID, IO, 5.556s, 2037	212,842	18,019
Ser. 383, Class 18, IO, 5 1/2s, 2038	105,597	12,672
Ser. 383, Class 19, IO, 5 1/2s, 2038	96,088	11,531
Ser. 383, Class 6, IO, 5 1/2s, 2037	82,177	10,451
Ser. 383, Class 7, IO, 5 1/2s, 2037	80,770	9,692
Ser. 383, Class 20, IO, 5 1/2s, 2037	79,589	9,551
Ser. 383, Class 21, IO, 5 1/2s, 2037	79,394	9,527
IFB Ser. 09-3, Class SE, IO, 5.186s, 2037	269,771	20,851
Ser. 385, Class 3, IO, 5s, 2038	118,559	15,484
Ser. 03-W12, Class 1IO2, IO, 1.984s, 2043	823,634	39,123
Ser. 03-T2, Class 2, IO, 0.809s, 2042	3,596,034	82,492
Ser. 03-W6, Class 51, IO, 0.671s, 2042	1,086,516	21,052
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	6,912,576	111,639
Ser. 03-W10, Class 1A, IO, 0.569s, 2043	5,862,609	80,666
FRB Ser. 07-95, Class A1, 0.564s, 2036	1,177,738	1,161,545
FRB Ser. 07-95, Class A2, 0.564s, 2036	7,512,000	7,080,060
FRB Ser. 07-95, Class A3, 0.564s, 2036	2,308,000	1,996,420
FRB Ser. 07-101, Class A2, 0.564s, 2036	1,502,561	1,459,363
Ser. 06-37, Class ON, PO, zero %, 2036	78,034	64,605
Ser. 04-38, Class AO, PO, zero %, 2034	172,297	138,268
Ser. 06-59, Class QC, PO, zero %, 2033	49,656	38,627
Ser. 04-61, Class JO, PO, zero %, 2032	48,410	44,009
Ser. 326, Class 1, PO, zero %, 2032	77,743	68,833
Ser. 318, Class 1, PO, zero %, 2032	29,077	24,446
Ser. 04-61, Class CO, PO, zero %, 2031	290,191	264,974
Ser. 314, Class 1, PO, zero %, 2031	138,404	118,535
FRB Ser. 06-115, Class SN, zero %, 2036	122,735	98,940

Putnam VT American Government Income Fund 5

MORTGAGE-BACKED	Principal
SECURITIES (29.0%)* cont.	amount	Value

Fannie Mae
FRB Ser. 05-79, Class FE, zero %, 2035	$26,392	$26,231
FRB Ser. 06-54, Class CF, zero %, 2035	26,833	25,821
FRB Ser. 05-45, Class FG, zero %, 2035	72,412	63,333
FRB Ser. 05-77, Class HF, zero %, 2034	48,069	46,601

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.786s, 2043	117,854	13,553
Ser. T-58, Class 4A, 7 1/2s, 2043	823,727	881,903
Ser. T-42, Class A5, 7 1/2s, 2042	118,586	126,961
Ser. T-60, Class 1A2, 7s, 2044	156,973	168,034
Ser. T-59, Class 1A2, 7s, 2043	340,443	364,433
Ser. T-55, Class 1A2, 7s, 2043	196,254	213,027

Freddie Mac
IFB Ser. 2979, Class AS, 23.102s, 2034	62,723	70,368
IFB Ser. 3065, Class DC, 18.902s, 2035	183,165	217,306
IFB Ser. 3105, Class SI, IO, 18.784s, 2036	88,284	34,201
IFB Ser. 3031, Class BS, 15.927s, 2035	239,099	259,615
IFB Ser. 3184, Class SP, IO, 7.031s, 2033	254,675	25,664
IFB Ser. 3110, Class SP, IO, 6.981s, 2035	423,392	60,363
IFB Ser. 3156, Class PS, IO, 6.931s, 2036	265,499	35,934
IFB Ser. 3149, Class LS, IO, 6.881s, 2036	602,809	88,824
IFB Ser. 3119, Class PI, IO, 6.881s, 2036	202,251	29,599
IFB Ser. 2882, Class NS, IO, 6.881s, 2034	246,760	27,215
IFB Ser. 2882, Class LS, IO, 6.881s, 2034	53,203	5,551
IFB Ser. 3200, Class SB, IO, 6.831s, 2036	342,478	36,934
IFB Ser. 3149, Class SE, IO, 6.831s, 2036	208,718	28,400
IFB Ser. 3151, Class SI, IO, 6.831s, 2036	1,941,286	255,855
IFB Ser. 3157, Class SA, IO, 6.831s, 2036	551,871	73,352
IFB Ser. 3203, Class SH, IO, 6.821s, 2036	149,722	17,198
IFB Ser. 2594, Class SE, IO, 6.731s, 2030	248,651	18,362
IFB Ser. 2828, Class TI, IO, 6.731s, 2030	148,083	14,706
IFB Ser. 3397, Class GS, IO, 6.681s, 2037	145,831	12,247
IFB Ser. 3311, Class BI, IO, 6.441s, 2037	305,247	27,783
IFB Ser. 3287, Class SD, IO, 6.431s, 2037	234,568	22,812
IFB Ser. 3281, Class BI, IO, 6.431s, 2037	120,422	11,497
IFB Ser. 3249, Class SI, IO, 6.431s, 2036	82,034	9,241
IFB Ser. 3028, Class ES, IO, 6.431s, 2035	793,286	87,080
IFB Ser. 3042, Class SP, IO, 6.431s, 2035	178,322	17,664
IFB Ser. 3316, Class SA, IO, 6.411s, 2037	255,115	25,376
IFB Ser. 2981, Class AS, IO, 6.401s, 2035	199,331	20,132
IFB Ser. 3136, Class NS, IO, 6.381s, 2036	279,950	28,841
IFB Ser. 3122, Class DS, IO, 6.381s, 2036	204,332	23,594
IFB Ser. 3107, Class DC, IO, 6.381s, 2035	2,333,819	267,311
IFB Ser. 3001, Class IH, IO, 6.381s, 2035	132,414	14,845
IFB Ser. 2950, Class SM, IO, 6.381s, 2016	89,882	8,665
IFB Ser. 3256, Class S, IO, 6.371s, 2036	280,031	30,915
IFB Ser. 3031, Class BI, IO, 6.371s, 2035	167,780	20,063
IFB Ser. 3370, Class TS, IO, 6.351s, 2037	88,968	7,267
IFB Ser. 3244, Class SB, IO, 6.341s, 2036	169,390	16,125
IFB Ser. 3244, Class SG, IO, 6.341s, 2036	205,674	19,883
IFB Ser. 3236, Class IS, IO, 6.331s, 2036	309,865	28,927
IFB Ser. 3067, Class SI, IO, 6.331s, 2035	797,822	89,567
IFB Ser. 3114, Class TS, IO, 6.331s, 2030	992,642	102,315
IFB Ser. 3128, Class JI, IO, 6.311s, 2036	291,759	29,497
IFB Ser. 3240, Class S, IO, 6.301s, 2036	550,414	57,298
IFB Ser. 3065, Class DI, IO, 6.301s, 2035	126,621	14,959
IFB Ser. 3210, Class S, IO, 6.281s, 2036	102,320	8,773
IFB Ser. 3145, Class GI, IO, 6.281s, 2036	241,497	28,183
IFB Ser. 3114, Class GI, IO, 6.281s, 2036	177,697	20,615
IFB Ser. 3114, Class IP, IO, 6.281s, 2036	455,294	45,409

MORTGAGE-BACKED	Principal
SECURITIES (29.0%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3510, Class IB, IO, 6.281s, 2036	$296,471	$38,094
IFB Ser. 3218, Class AS, IO, 6.261s, 2036	214,545	20,144
IFB Ser. 3221, Class SI, IO, 6.261s, 2036	244,873	22,723
IFB Ser. 3485, Class SI, IO, 6.231s, 2036	327,203	39,406
IFB Ser. 3153, Class QI, IO, 6.231s, 2036	876,185	115,181
IFB Ser. 3346, Class SC, IO, 6.231s, 2033	22,190,344	2,527,700
IFB Ser. 3346, Class SB, IO, 6.231s, 2033	10,638,453	1,207,919
IFB Ser. 3355, Class AI, IO, 6.181s, 2037	360,012	30,621
IFB Ser. 3355, Class MI, IO, 6.181s, 2037	179,037	14,916
IFB Ser. 3201, Class SG, IO, 6.181s, 2036	329,658	34,077
IFB Ser. 3203, Class SE, IO, 6.181s, 2036	283,139	29,048
IFB Ser. 3171, Class PS, IO, 6.166s, 2036	271,063	27,377
IFB Ser. 3510, Class CI, IO, 6.161s, 2037	688,700	69,671
IFB Ser. 3152, Class SY, IO, 6.161s, 2036	276,084	31,363
IFB Ser. 3510, Class DI, IO, 6.161s, 2035	493,858	51,661
IFB Ser. 3181, Class PS, IO, 6.151s, 2036	174,937	19,824
IFB Ser. 3284, Class BI, IO, 6.131s, 2037	196,220	16,970
IFB Ser. 3284, Class LI, IO, 6.121s, 2037	303,488	30,725
IFB Ser. 3261, Class SA, IO, 6.111s, 2037	524,021	52,749
IFB Ser. 3359, Class SN, IO, 6.101s, 2037	251,590	21,236
IFB Ser. 3012, Class UI, IO, 6.101s, 2035	295,068	28,361
IFB Ser. 3311, Class EI, IO, 6.091s, 2037	233,734	17,773
IFB Ser. 3311, Class IA, IO, 6.091s, 2037	299,275	30,234
IFB Ser. 3311, Class IB, IO, 6.091s, 2037	299,275	30,234
IFB Ser. 3311, Class IC, IO, 6.091s, 2037	299,275	30,234
IFB Ser. 3311, Class ID, IO, 6.091s, 2037	299,275	30,234
IFB Ser. 3311, Class IE, IO, 6.091s, 2037	426,072	43,044
IFB Ser. 3510, Class AS, IO, 6.091s, 2037	397,783	42,852
IFB Ser. 3265, Class SC, IO, 6.091s, 2037	236,506	22,848
IFB Ser. 3240, Class GS, IO, 6.061s, 2036	340,950	33,269
IFB Ser. 3257, Class SI, IO, 6.001s, 2036	155,385	13,425
IFB Ser. 3225, Class JY, IO, 5.971s, 2036	678,759	65,140
IFB Ser. 3502, Class DS, IO, 5.831s, 2039	199,029	17,630
IFB Ser. 3339, Class TI, IO, 5.821s, 2037	322,629	29,554
IFB Ser. 3284, Class CI, IO, 5.801s, 2037	524,025	48,580
IFB Ser. 3012, Class IG, IO, 5.761s, 2035	1,138,155	90,536
IFB Ser. 2965, Class SA, IO, 5.731s, 2032	210,415	19,961
IFB Ser. 3510, Class BI, IO, 5.711s, 2037	520,899	49,564
IFB Ser. 3397, Class SQ, IO, 5.651s, 2037	96,316	8,380
IFB Ser. 3500, Class SE, IO, 5.631s, 2039	271,457	18,346
IFB Ser. 248, IO, 5 1/2s, 2037	498,768	69,977
Ser. 3327, Class IF, IO, zero %, 2037	117,045	808
Ser. 246, PO, zero %, 2037	81,583	73,719
Ser. 3439, Class AO, PO, zero %, 2037	78,322	71,023
Ser. 3300, PO, zero %, 2037	80,339	69,020
Ser. 3226, Class YO, PO, zero %, 2036	42,910	42,401
Ser. 3008, PO, zero %, 2034	62,249	48,232
Ser. 2684, Class TO, PO, zero %, 2033	101,000	66,796
Ser. 2663, Class CO, PO, zero %, 2033	46,755	33,247
Ser. 2587, Class CO, PO, zero %, 2032	72,507	66,056
Ser. 201, PO, zero %, 2029	85,113	72,290
FRB Ser. 3349, Class DO, zero %, 2037	81,525	72,632
FRB Ser. 3326, Class YF, zero %, 2037	45,057	42,923
FRB Ser. 3241, Class FH, zero %, 2036	20,267	20,187
FRB Ser. 3231, Class X, zero %, 2036	45,408	45,131
FRB Ser. 3047, Class BD, zero %, 2035	59,374	53,997
FRB Ser. 3326, Class WF, zero %, 2035	157,156	140,164
FRB Ser. 3030, Class CF, zero %, 2035	74,117	58,885
FRB Ser. 3251, Class TP, zero %, 2035	64,033	60,929
FRB Ser. 2963, Class TW, zero %, 2035	34,575	31,996
FRB Ser. 3006, Class TE, zero %, 2034	28,342	29,536

6 Putnam VT American Government Income Fund

MORTGAGE-BACKED	Principal
SECURITIES (29.0%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 04-59, Class SC, IO, 6.882s, 2034	$134,261	$14,412
IFB Ser. 04-26, Class IS, IO, 6.882s, 2034	52,965	3,918
IFB Ser. 07-36, Class SW, IO, 6.585s, 2035	1,182,550	71,790
IFB Ser. 07-22, Class S, IO, 6.485s, 2037	190,816	19,424
IFB Ser. 05-84, Class AS, IO, 6.485s, 2035	86,151	8,881
IFB Ser. 07-51, Class SJ, IO, 6.435s, 2037	227,906	22,176
IFB Ser. 07-35, Class PY, IO, 6.432s, 2037	6,890,519	763,711
IFB Ser. 07-53, Class SY, IO, 6.42s, 2037	201,247	19,098
IFB Ser. 07-58, Class PS, IO, 6.385s, 2037	308,177	24,568
IFB Ser. 04-88, Class S, IO, 6.385s, 2032	50,980	3,267
IFB Ser. 07-59, Class PS, IO, 6.355s, 2037	176,058	12,812
IFB Ser. 07-59, Class SP, IO, 6.355s, 2037	293,729	21,806
IFB Ser. 07-68, Class PI, IO, 6.335s, 2037	91,089	7,540
IFB Ser. 07-16, Class KU, IO, 6.335s, 2037	1,674,692	175,381
IFB Ser. 07-17, Class AI, IO, 6.232s, 2037	716,690	74,956
IFB Ser. 06-26, Class S, IO, 6.185s, 2036	408,724	35,636
IFB Ser. 08-2, Class SM, IO, 6.182s, 2038	192,147	15,617
IFB Ser. 07-9, Class AI, IO, 6.182s, 2037	256,725	21,451
IFB Ser. 09-35, Class SP, IO, 6.082s, 2037	864,666	88,439
IFB Ser. 05-71, Class SA, IO, 6.042s, 2035	68,833	6,421
IFB Ser. 05-65, Class SI, IO, 6.035s, 2035	1,251,831	115,129
IFB Ser. 06-16, Class SX, IO, 5.975s, 2036	141,361	12,479
IFB Ser. 07-17, Class IB, IO, 5.935s, 2037	132,138	13,311
IFB Ser. 06-10, Class SM, IO, 5.935s, 2036	907,061	79,328
IFB Ser. 06-14, Class S, IO, 5.935s, 2036	246,143	19,530
IFB Ser. 07-17, Class IC, IO, 5.932s, 2037	149,904	13,579
IFB Ser. 06-11, Class ST, IO, 5.925s, 2036	150,200	12,735
IFB Ser. 07-7, Class JI, IO, 5.885s, 2037	442,348	37,822
IFB Ser. 07-25, Class KS, IO, 5.882s, 2037	87,438	7,046
IFB Ser. 07-21, Class S, IO, 5.882s, 2037	354,754	26,310
IFB Ser. 05-17, Class S, IO, 5.865s, 2035	77,338	7,192
IFB Ser. 07-31, Class AI, IO, 5.862s, 2037	211,826	15,617
IFB Ser. 07-62, Class S, IO, 5.832s, 2037	85,800	7,319
IFB Ser. 05-3, Class SN, IO, 5.785s, 2035	194,290	16,954
IFB Ser. 07-43, Class SC, IO, 5.782s, 2037	218,788	16,132
IFB Ser. 04-41, Class SG, IO, 5.685s, 2034	178,886	9,915
Ser. 08-30, PO, zero %, 2038	45,142	40,877
Ser. 06-36, Class OD, PO, zero %, 2036	34,015	28,012
Ser. 07-18, PO, zero %, 2035	64,356	51,072
Ser. 07-18, Class CO, PO, zero %, 2035	89,113	76,119
FRB Ser. 07-49, Class UF, zero %, 2037	23,029	22,290
FRB Ser. 07-35, Class UF, zero %, 2037	50,915	47,621

GS Mortgage Securities Corp. II Ser. 06-GG6,
Class A2, 5.506s, 2038	156,000	151,092

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	69,091	64,146
Ser. 05-RP3, Class 1A3, 8s, 2035	230,664	209,447
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	182,654	163,414

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.878s, 2035	631,808	52,124
Ser. 06-RP2, Class 1AS1, IO, 5.63s, 2036	3,308,396	237,874

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.833s, 2035	150,838	102,570

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.26s, 2051	19,000	8,157
FRB Ser. 07-LD12, Class A3, 6.188s, 2051	129,000	104,741

Key Commercial Mortgage
Ser. 07-SL1, Class A2, 5.742s, 2040	712,000	284,800
Ser. 07-SL1, Class A1, 5.479s, 2040	421,155	315,866

MORTGAGE-BACKED		Principal
SECURITIES (29.0%)* cont.		amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012		$40,000	$36,580
Ser. 04-C7, Class A6, 4.786s, 2029		163,000	137,443

Lehman Mortgage Trust
IFB Ser. 07-4, Class 3A2, IO, 6.886s, 2037		231,731	25,532
IFB Ser. 07-4, Class 2A2, IO, 6.356s, 2037		986,212	100,298
IFB Ser. 06-9, Class 2A2, IO, 6.306s, 2037		715,208	72,164
IFB Ser. 06-7, Class 2A5, IO, 6.236s, 2036		1,118,075	111,562
IFB Ser. 07-5, Class 10A2, IO, 6.026s, 2037		474,185	45,721

MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 0.376s, 2034		148,858	506
Ser. 05-2, Class 7AX, IO, 0.17s, 2035		459,090	803

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043		89,000	79,210
Ser. 05-HQ6, Class A4A, 4.989s, 2042		233,000	200,146
Ser. 04-HQ4, Class A7, 4.97s, 2040		193,000	172,291

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.691s, 2035 F		359,141	170,592

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		723,442	390,659
FRB Ser. 05-18, Class 6A1, 5.256s, 2035		213,196	134,314

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.943s, 2037		4,234,226	375,999
Ser. 07-4, Class 1A4, IO, 1s, 2037		4,409,953	130,770

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.441s, 2037		806,257	63,533

Terwin Mortgage Trust 144A FRB Ser. 06-9HGA,
Class A1, 0.394s, 2037		76,093	68,161

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		99,000	86,275
Ser. 04-C15, Class A4, 4.803s, 2041		288,000	249,072

WAMU Commercial Mortgage Securities Trust
144A Ser. 07-SL2, Class A1, 5.426s, 2049		1,213,122	679,341

Total mortgage-backed securities (cost $39,904,568)			$43,946,831

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.0%)*	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$7,253,000	$917,654

Option on an interest rate swap
with Goldman Sachs International
for the right to pay a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	7,253,000	50,596

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	7,253,000	$931,358

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	7,253,000	56,646

Putnam VT American Government Income Fund 7

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.0%)* cont.	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	$10,145,000	$547,830

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	10,145,000	545,801

Total purchased options outstanding (cost $1,731,868)			$3,049,885

ASSET-BACKED SECURITIES (0.2%)*	Principal amount		Value

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
0.464s, 2036		$25,000	$6,589

Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO, 6.376s, 2037		340,122	34,699
FRB Ser. 07-6, Class 2A1, 0.524s, 2037		48,962	15,029

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 0.484s, 2036		437,306	265,732
FRB Ser. 07-RZ1, Class A2, 0.474s, 2037		25,000	7,915

Soundview Home Equity Loan Trust FRB
Ser. 06-3, Class A3, 0.474s, 2036		25,000	10,131

Total asset-backed securities (cost $557,433)			$340,095

SHORT-TERM INVESTMENTS (33.6%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund e	21,548,331		$21,548,331

Federal Home Loan Discount Note, for an
effective yield of 0.02%, July 2, 2009	$5,000,000		4,999,997

Federal Home Loan Bank, for an effective
yield of 2.81%, July 14, 2009 ##		2,000,000	1,998,028

Interest in $262,500,000 joint triparty
repurchase agreement dated June 30, 2009
with Deutsche Bank Securities, Inc. due
July 1, 2009 — maturity value of
$12,300,031 for an effective yield of
0.09% (collateralized by various
mortgage backed securities with a coupon
rate of 7.0% and a due date of August 1,
2038 valued at $267,750,000)	12,300,000		12,300,000

SSgA Prime Money Market Fund i		3,120,000	3,120,000

U.S. Treasury Bills, for an effective yield
of 0.38%, November 19, 2009 #		5,000	4,988

U.S. Treasury Bills, for effective yields
ranging from 0.36% to 0.44%,
December 17, 2009 # ##		6,960,000	6,937,227

Total short-term investments (cost $50,918,103)			$50,908,571

Total investments (cost $191,134,862)		$200,240,010

Key to other fixed-income security abbreviations
FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $151,458,699.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at June 30, 2009.

##These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

i Security purchased with cash or received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

At June 30, 2009, liquid assets totaling $33,080,921 have been designated as collateral for open forward commitments and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at June 30, 2009.

FUTURES CONTRACTS				Unrealized
OUTSTANDING at 6/30/09	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	124	$30,792,300	Sep-09	$(468,864)

Euro-Dollar 90 day (Short)	114	28,242,075	Dec-09	(652,965)

Euro-Dollar 90 day (Short)	8	1,976,500	Mar-10	(50,084)

U.S. Treasury Bond 20 yr (Long)	57	6,746,484	Sep-09	87,030

U.S. Treasury Note 2 yr (Short)	24	5,189,250	Sep-09	9,497

U.S. Treasury Note 5 yr (Short)	45	5,162,344	Sep-09	51,681

U.S. Treasury Note 10 yr (Long)	9	1,046,391	Sep-09	7,757

Total				$(1,015,948)

TBA SALE COMMITMENTS
OUTSTANDING at 6/30/09
(proceeds receivable $16,650,313) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, July 1, 2039	$1,000,000	7/13/09	$1,017,969

FNMA, 4 1/2s, July 1, 2039	16,000,000	7/13/09	15,960,000

Total			$16,977,969

8 Putnam VT American Government Income Fund

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $4,214,228)	Contract	date/
(Unaudited)	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 5.89% versus
the three month USD-LIBOR-BBA
maturing July 15, 2019.	$18,232,000	Jul-09/5.89	$—

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	10,145,000	Jun-10/5.235	226,234

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed rate
of 5.32% versus the three month
USD-LIBOR-BBA maturing
January 09, 2022.	28,847,000	Jan-12/5.32	2,978,741

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $4,214,228)	Contract	date/
(Unaudited) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 5.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	$10,145,000	Jun-10/5.23	$226,132

Option on an interest rate swap with
Bank of America, N.A. for the
obligation to pay a fixed rate of 5.89%
versus the three month USD-LIBOR-BBA
maturing July 15, 2019.	18,232,000	Jul-09/5.89	3,279,390

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.32% versus the three month
USD-LIBOR-BBA maturing
January 9, 2022.	28,847,000	Jan-12/5.32	1,370,232

Total			$8,080,729

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$5,012,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$115,910

3,500,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(260,407)

29,317,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	1,053,039

5,404,000	—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	(252,835)

86,405,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	2,625,887

31,015,000	96,812	10/1/18	3 month USD-LIBOR-BBA	4.30%	1,833,891

33,914,000	(30,830)	10/20/10	3.00%	3 month USD-LIBOR-BBA	(995,781)

20,931,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(1,668,738)

6,287,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	256,660

6,734,000	—	9/16/38	4.66%	3 month USD-LIBOR-BBA	(666,407)

795,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(95,898)

Barclays Bank PLC
6,164,000	—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(536,286)

2,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.632%	(12,895)

Citibank, N.A.
26,085,000	—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	1,085,787

5,224,000	—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	(326,474)

42,050,000	—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	1,314,775

32,175,000	—	2/24/16	2.77%	3 month USD-LIBOR-BBA	841,676

19,033,000	—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(352,424)

31,388,000	—	3/30/11	3 month USD-LIBOR-BBA	1.535%	217,944

5,993,000	—	5/11/39	3.8425%	3 month USD-LIBOR-BBA	309,586

Credit Suisse International
17,281,000	—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	538,833

5,024,000	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	185,596

15,419,000	—	10/9/10	3 month USD-LIBOR-BBA	2.81%	400,595

11,845,000	8,310	10/31/13	3.80%	3 month USD-LIBOR-BBA	(555,498)

3,780,000	(40,402)	12/10/38	2.69%	3 month USD-LIBOR-BBA	910,154

11,280,000	120,566	12/10/38	3 month USD-LIBOR-BBA	2.69%	(2,716,016)

8,619,000	—	6/30/38	2.71%	3 month USD-LIBOR-BBA	2,125,715

32,765,000	—	1/22/14	2.03719%	3 month USD-LIBOR-BBA	906,690

15,572,000	—	2/5/14	2.475%	3 month USD-LIBOR-BBA	125,223

5,065,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(459,309)

2,930,000	—	4/28/39	3.50375%	3 month USD-LIBOR-BBA	321,875

Putnam VT American Government Income Fund 9

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
$2,000,000		$—	5/28/19	3 month USD-LIBOR-BBA	3.592%	$(19,708)

2,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.632%	(12,895)

2,000,000		—	6/23/19	3 month USD-LIBOR-BBA	4.054%	53,690

Deutsche Bank AG
14,453,000		—	4/21/14	2.51%	3 month USD-LIBOR-BBA	225,649

6,819,000		—	4/30/19	3.145%	3 month USD-LIBOR-BBA	314,567

85,204,000		—	5/12/11	1.43%	3 month USD-LIBOR-BBA	(9,739)

2,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	(19,708)

1,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.195%	40,247

20,612,000		—	9/24/10	3 month USD-LIBOR-BBA	3.395%	784,060

22,531,000		19,296	11/21/10	2.25%	3 month USD-LIBOR-BBA	(362,413)

54,933,000		—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	527,949

3,006,000		—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(509,772)

3,916,000		—	12/30/13	2.15633%	3 month USD-LIBOR-BBA	108,264

4,204,000		—	1/9/14	3 month USD-LIBOR-BBA	2.165%	(85,871)

10,125,000		—	1/22/29	3 month USD-LIBOR-BBA	2.8875%	(1,569,041)

6,553,000		—	1/22/14	2.055%	3 month USD-LIBOR-BBA	175,777

6,797,000		—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(777,020)

55,199,000		—	2/3/14	2.44%	3 month USD-LIBOR-BBA	521,517

24,105,000		—	2/3/24	3 month USD-LIBOR-BBA	3.27%	(1,743,894)

15,989,000		—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(1,508,696

44,799,000		—	2/5/14	2.44661%	3 month USD-LIBOR-BBA	420,963

7,974,000		—	2/6/14	2.5529%	3 month USD-LIBOR-BBA	35,195

4,347,000		—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(348,099)

14,000,000		—	2/6/14	2.5675%	3 month USD-LIBOR-BBA	52,009

14,000,000		—	2/9/14	2.525%	3 month USD-LIBOR-BBA	82,810

13,000,000		—	2/10/14	2.55%	3 month USD-LIBOR-BBA	62,363

1,000,000		—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(22,857)

189,000,000		—	3/16/11	1.6725%	3 month USD-LIBOR-BBA	(1,950,096)

90,000,000		—	3/16/16	3 month USD-LIBOR-BBA	2.85%	(2,076,989)

23,000,000		—	3/16/29	3.29%	3 month USD-LIBOR-BBA	2,335,749

55,609,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	298,051

29,400,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	164,089

1,000,000		—	3/24/14	2.297%	3 month USD-LIBOR-BBA	20,079

55,000,000		—	3/30/14	2.36%	3 month USD-LIBOR-BBA	976,307

25,000,000		—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(1,607,682)

Goldman Sachs International
35,950,000		—	3/27/13	3 month USD-LIBOR-BBA	3.4625%	1,552,593

12,397,000		—	3/29/38	4.665%	3 month USD-LIBOR-BBA	(1,221,321)

JPMorgan Chase Bank, N.A.
724,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(114,642)

2,936,000		—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(478,861)

31,014,000		—	3/22/10	3 month USD-LIBOR-BBA	2.23%	522,096

12,011,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	212,770

8,353,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	193,714

2,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	(19,708)

29,717,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	(60,945)

7,375,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-BBA	(344,413)

2,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	82,549

18,903,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	112,163

18,701,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	124,673

13,758,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	531,631

5,035,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	207,620

28,571,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	1,153,933

7,375,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-BBA	(346,035)

10 Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$5,507,000	$—	6/16/19	4.09%	3 month USD-LIBOR-BBA	$(168,481)

4,341,000	—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	51,387

29,000,000	—	11/24/10	3 month USD-LIBOR-BBA	2.0075%	387,744

2,201,000	—	1/27/29	3 month USD-LIBOR-BBA	3.135%	(265,090)

2,010,000	—	3/6/39	3.48%	3 month USD-LIBOR-BBA	214,679

9,000,000	—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	52,038

44,110,000	—	4/3/11	3 month USD-LIBOR-BBA	1.365%	14,872

15,060,000	—	4/3/13	3 month USD-LIBOR-BBA	1.963%	(275,313)

16,690,000	—	4/3/14	2.203%	3 month USD-LIBOR-BBA	475,071

17,028,000	—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	47,379

UBS, AG
21,838,000	725,932	11/10/28	4.45%	3 month USD-LIBOR-BBA	(428,334)

27,105,000	(688,566)	11/10/18	3 month USD-LIBOR-BBA	4.45%	1,061,763

92,011,000	—	11/24/10	3 month USD-LIBOR-BBA	2.05%	1,288,320

Total					$5,409,575

E See Note 1 to the financial statements regarding extended effective dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007andinterimperiodswithinthosefiscalyears.WhiletheadoptionofSFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$340,095	$—

Mortgage-backed
securities	—	43,946,831	—

Purchased options
outstanding	—	3,049,885	—

U.S. Government Agency
Obligations	—	12,512,089

U.S. Government and
Agency Mortgage
Obligations	—	71,669,151	—

U.S. Treasury Obligations	—	17,813,388

Short-term investments	24,668,331	26,240,240	—

Totals by level	$24,668,331	$175,571,679	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$(1,015,948)	$(19,649,123)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 11

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investments in securities, at value (Note 1):

Unaffiliated issuers (identified cost $169,586,531)	$178,691,679

Affiliated issuers (identified cost $21,548,331) (Note 6)	21,548,331

Cash	130,180

Interest and other receivables	1,034,908

Receivable for shares of the fund sold	109,810

Receivable for investments sold	19,028,472

Receivable for sales of delayed delivery securities (Note 1)	19,495,329

Unrealized appreciation on swap contracts (Note 1)	30,656,166

Premium paid on swap contracts (Note 1)	759,798

Total assets	271,454,673

Liabilities

Payable for variation margin (Note 1)	2,948

Payable for investments purchased	20,002,984

Payable for purchases of delayed delivery securities (Note 1)	44,758,297

Payable for shares of the fund repurchased	424,677

Payable for compensation of Manager (Note 2)	164,923

Payable for investor servicing fees (Note 2)	3,773

Payable for custodian fees (Note 2)	18,951

Payable for Trustee compensation and expenses (Note 2)	53,101

Payable for administrative services (Note 2)	1,347

Payable for distribution fees (Note 2)	11,919

Payable for receivable purchase agreement (Note 2)	64,777

Written options outstanding, at value (premiums received
$4,214,228) (Notes 1 and 3)	8,080,729

Premium received on swap contracts (Note 1)	970,916

Unrealized depreciation on swap contracts (Note 1)	25,246,591

TBA sales commitments, at value (proceeds receivable
$16,650,313) (Note 1)	16,977,969

Collateral on swap contracts, at value (Note 1)	3,120,000

Interest payable	31,246

Other accrued expenses	60,826

Total liabilities	119,995,974

Net assets	$151,458,699

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$144,178,744

Undistributed net investment income (Note 1)	1,010,346

Accumulated net realized loss on investments (Note 1)	(3,127,957)

Net unrealized appreciation of investments	9,397,566

Total — Representing net assets applicable to
capital shares outstanding	$151,458,699

Computation of net asset value Class IA

Net Assets	$92,837,127

Number of shares outstanding	7,746,454

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$11.98

Computation of net asset value Class IB

Net Assets	$58,621,572

Number of shares outstanding	4,902,528

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$11.96

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (including interest income of $8,764 from
investments in affiliated issuers) (Note 6)	$4,029,096

Total investment income	4,029,096

Expenses

Compensation of Manager (Note 2)	481,951

Investor servicing fees (Note 2)	22,402

Custodian fees (Note 2)	16,206

Trustee compensation and expenses (Note 2)	15,789

Administrative services (Note 2)	12,157

Auditing	37,547

Distribution fees — Class IB (Note 2)	71,823

Interest expense (Note 2)	31,246

Other	30,975

Fees waived and reimbursed by Manager (Note 2)	(158,079)

Total expenses	562,017

Expense reduction (Note 2)	(434)

Net expenses	561,583

Net investment income	3,467,513
Net realized gain on investments (Notes 1 and 3)	2,607,789

Net realized gain on swap contracts (Note 1)	2,748,163

Net realized gain on futures contracts (Note 1)	109,354

Net unrealized appreciation of investments futures
contracts, swap contracts, written options, and TBA sale
commitments during the period	6,942,698

Net gain on investments	12,408,004

Net increase in net assets resulting from operations	$15,875,517

The accompanying notes are an integral part of these financial statements.

12 Putnam VT American Government Income Fund

Statement of changes in net assets

	Putnam VT
	American Government Income Fund

	Six months ended	Year ended
	6/30/09*	12/31/08

Increase in net assets

Operations:

Net investment income	$3,467,513	$7,125,155

Net realized gain (loss) on investments	5,465,306	(3,666,503)

Net unrealized appreciation (depreciation)
of investments	6,942,698	(3,763,469)

Net increase (decrease) in net assets
resulting from operations	15,875,517	(304,817)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,131,789)	(4,250,985)

Class IB	(2,437,098)	(2,898,368)

Increase in capital from settlement
payment ( Note 8)	—	8,740

Increase (decrease) from capital share
transactions (Note 4)	(5,144,265)	16,129,020

Total increase in net assets	4,162,365	8,683,590

Net assets:

Beginning of period	147,296,334	138,612,744

End of period (including undistributed
net investment income of $1,010,346 and
$4,111,720, respectively)	$151,458,699	$147,296,334

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income(loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of expenses to average net assets, excluding interest expense (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT American Government Income Fund (Class IA)

6/30/09†	$11.27	.27	.97	1.24	(.53)	—	(.53)	—	$11.98	11.23*	$92,837	.33*f	.31*	2.37*	146.58*g

12/31/08	11.73	.54	(.46)	.08	(.54)	—	(.54)	— h,i	11.27	.54	89,863.62		.62	4.68	127.57 g

12/31/07	11.38	.54	.40 j	.94	(.59)	—	(.59)	—	11.73	8.63 j	76,057.62		.62	4.76	153.13 g

12/31/06	11.50	.45	(.07)	.38	(.50)	—	(.50)	—	11.38	3.51	83,470.62		.62	4.01	180.25 g

12/31/05	11.75	.41	(.22)	.19	(.41)	(.03)	(.44)	—	11.50	1.65	107,325.64		.64	3.56	419.62 g

12/31/04	12.08	.31	.03	.34	(.49)	(.18)	(.67)	—	11.75	2.85	144,320.66		.66	2.65	309.71

Putnam VT American Government Income Fund (Class IB)

6/30/09†	$11.23	.26	.97	1.23	(.50)	—	(.50)	—	$11.96	11.15*	$58,622	.45*f	.43*	2.24*	146.58*g

12/31/08	11.69	.52	(.47)	.05	(.51)	—	(.51)	— h,i	11.23	.30	57,434.87		.87	4.49	127.57 g

12/31/07	11.34	.51	.40 j	.91	(.56)	—	(.56)	—	11.69	8.36 j	62,556.87		.87	4.51	153.13 g

12/31/06	11.46	.42	(.07)	.35	(.47)	—	(.47)	—	11.34	3.22	65,543.87		.87	3.74	180.25 g

12/31/05	11.71	.38	(.22)	.16	(.38)	(.03)	(.41)	—	11.46	1.35	74,858.89		.89	3.32	419.62 g

12/31/04	12.02	.28	.04	.32	(.45)	(.18)	(.63)	—	11.71	2.66	87,312.91		.91	2.39	309.71

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2).

Percentage of average net assets

6/30/09	0.11%

12/31/08	0.21%

12/31/07	0.21%

12/31/06	0.22%

12/31/05	0.17%

12/31/04	0.13%

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements (Note 2).

f Includes interest accrued in connection with certain derivatives terminated contracts, which amounted to 0.02% of average net assets as of June 30, 2009 (Note 2).

g Portfolio turnover excludes dollar roll transactions.

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

j Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share (Note 2).

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

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Putnam VT American Government Income Fund 15

Putnam VT Capital Opportunities Fund

Investment objective

Long-term growth of capital

Net asset value June 30, 2009
Class IA: $9.66	Class IB: $9.61

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares*

6 months	10.34%	10.19%

1 year	–21.48	–21.70

5 years	–7.18	–8.38
Annualized	–1.48	–1.74

Life	28.09	26.05
Annualized	4.10	3.83

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

*Class inception date: May 1, 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The six-month period brought almost unprecedented volatility in global financial markets. When the period began, the subprime mortgage meltdown had escalated into a global credit crisis, and banks and securities firms worldwide had announced considerable write-downs and losses. The accompanying global recessions had made investors extremely risk-adverse, and the U.S. stock market, as measured by the S&P 500 Index, continued its precipitous decline, reaching levels not seen in over a decade. In early March, however, stock markets underwent a complete reversal, with investors seeking out some of the riskiest segments and stocks mounting a significant rally. During the six-month period ended June 30, 2009, Putnam VT Capital Opportunities Fund’s class IA shares returned 10.34% at net asset value.

The fund’s overweight position in attractively valued stocks helped performance relative to the small-cap fund universe. During the period, management remained focused on in-depth analysis and disciplined stock selection. In fact, the stock price declines during the beginning of 2009 provided a number of new buying opportunities in quality companies, which rebounded strongly in the second quarter. The consumer discretionary and information technology sectors were areas where the fund’s overweight positions combined with solid stock selection to produce a positive impact on returns.

During the period, Aeropostale was one of the top contributors to performance.Aeropostaleisamall-basedcasualclothingretailerwhose shares appreciated steadily throughout the period. The company posted strong same-store sales, and led many analysts to believe that the worst of the downturn was over. Brocade Communication Systems, a network and data systems company, was another top performer. The company signed a new distribution deal with IBM during the period and Brocade’s shares rallied. Likewise, Life Technologies, a global biotechnology firm, benefited from the increased attention paid to H1N1, also known as the “swine flu”; the company provides components used by laboratories to test for and identify influenza. The fund’s position in this holding was sold by period-end.

Detractors from performance included Satyam Computer Services, an information technology outsourcing company. The firm was accused of fraud in January, and shares plummeted. UCBH Holdings, a bank holding company that provides personal and commercial banking to small and midsize businesses, traded lower as investors’ concerns over the U.S. banking system punished shares of a large number of financial companies. Both holdings were sold by the end of the period. Selective Insurance, a property and casualty insurer, also reported weak earnings as investment income was significantly lower than expected during the period.

Although markets began to show signs of recovery toward the end of the period, there is still cause for concern about global economic conditions and continued market turbulence. That said, the portfolio is positioned to benefit when business activity and asset prices recover. By using a disciplined investment strategy and a series of valuation factors, management will seek to identify stocks that are trading below their intrinsic value and could represent an attractive opportunity in the coming months.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Current and future portfolio holdings are subject to risk.

16 Putnam VT Capital Opportunities Fund

Your fund’s manager

Joseph Joseph is a Portfolio Manager at Putnam. He joined Putnam in 1994 and has been in the investment industry since 1987.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Capital Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.22	$6.51	$5.01	$6.26

Ending value (after expenses)	$1,103.40	$1,101.90	$1,019.84	$1,018.60

Annualized expense ratio	1.00%	1.25%	1.00%	1.25%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Capital Opportunities Fund 17

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Advertising and marketing services (0.4%)
inVentiv Health, Inc. †	3,700	$50,061

ValueClick, Inc. †	3,800	39,976

		90,037
Aerospace and defense (1.1%)
Alliant Techsystems, Inc. †	869	71,571

Cubic Corp.	2,076	74,300

Teledyne Technologies, Inc. †	2,725	89,244

		235,115
Automotive (2.4%)
BorgWarner, Inc.	2,600	88,790

Harley-Davidson, Inc. S	9,400	152,374

Oshkosh Corp.	18,000	261,720

		502,884
Banking (3.5%)
City Holding Co.	825	25,047

City National Corp.	2,200	81,026

Commerce Bancshares, Inc.	945	30,079

Cullen/Frost Bankers, Inc.	700	32,284

First Citizens BancShares, Inc. Class A	452	60,410

International Bancshares Corp.	2,000	20,620

PacWest Bancorp	3,513	46,231

Seacoast Banking Corp. of Florida S	4,085	9,927

Smithtown Bancorp, Inc.	2,223	28,432

SVB Financial Group †	8,096	220,373

Webster Financial Corp.	4,587	36,925

Whitney Holding Corp.	6,278	57,506

Wilmington Trust Corp.	6,069	82,903

		731,763
Beverage (—%)
Coca-Cola Bottling Company Consolidated	112	6,175

		6,175
Biotechnology (0.3%)
Cubist Pharmaceuticals, Inc. †	3,461	63,440

		63,440
Building materials (1.3%)
AAON, Inc.	2,178	43,386

Apogee Enterprises, Inc.	3,638	44,747

Lennox International, Inc.	5,524	177,376

		265,509
Chemicals (3.9%)
Ashland, Inc.	1,700	47,685

CF Industries Holdings, Inc.	300	22,242

Compass Minerals International, Inc.	1,100	60,401

Cytec Industries, Inc.	1,800	33,516

Eastman Chemical Co.	1,589	60,223

FMC Corp.	2,116	100,087

Innophos Holdings, Inc.	3,400	57,426

International Flavors & Fragrances, Inc.	2,300	75,256

Lubrizol Corp. (The)	1,795	84,921

Methanex Corp. (Canada)	4,200	51,408

Olin Corp.	4,341	51,614

OM Group, Inc. †	1,800	52,236

Spartech Corp.	3,000	27,570

Valspar Corp.	4,200	94,626

		819,211
Commercial and consumer services (2.3%)
Alliance Data Systems Corp. † S	2,400	98,856

Bowne & Co., Inc.	3,720	24,217

Brink’s Home Security Holdings, Inc. †	2,200	62,282

COMMON STOCKS (98.3%)* cont.	Shares	Value

Commercial and consumer services cont.
Chemed Corp.	2,133	$84,211

Deluxe Corp.	3,183	40,774

Dun & Bradstreet Corp. (The)	1,200	97,452

EZCORP, Inc. Class A †	2,170	23,393

Global Cash Access, Inc. †	2,900	23,084

Pre-Paid Legal Services, Inc. †	303	13,208

Sotheby’s Holdings, Inc. Class A	1,600	22,576

		490,053
Communications equipment (1.2%)
F5 Networks, Inc. †	4,700	162,573

Syniverse Holdings, Inc. †	5,300	84,959

		247,532
Computers (5.4%)
ANSYS, Inc. †	4,300	133,988

Blackbaud, Inc.	6,100	94,855

Brocade Communications Systems, Inc. †	37,500	293,250

Cogent, Inc. †	2,100	22,533

Emulex Corp. †	16,700	163,326

Jack Henry & Associates, Inc.	5,115	106,136

Logitech International SA (Switzerland) † S	8,100	113,400

Polycom, Inc. †	4,300	87,161

Quest Software, Inc. †	2,900	40,426

Silicon Graphics International Corp. †	8,300	37,682

SPSS, Inc. †	822	27,430

		1,120,187
Conglomerates (1.0%)
AMETEK, Inc.	3,993	138,078

Harsco Corp.	2,700	76,410

		214,488
Construction (0.9%)
Chicago Bridge & Iron Co., NV (Netherlands)	5,235	64,914

Tutor Perini Corp. †	6,857	119,038

		183,952
Consumer (0.8%)
CSS Industries, Inc.	2,000	40,760

Helen of Troy, Ltd. (Bermuda) †	6,539	109,790

Hooker Furniture Corp.	1,700	19,516

		170,066
Consumer goods (0.9%)
Blyth, Inc.	1,005	32,954

Church & Dwight Co., Inc.	2,677	145,388

		178,342
Consumer services (1.1%)
Brink’s Co. (The)	2,200	63,866

TrueBlue, Inc. †	18,754	157,534

		221,400
Electric utilities (2.2%)
Alliant Energy Corp.	2,300	60,099

Avista Corp.	4,100	73,021

El Paso Electric Co. †	5,400	75,384

Northwestern Corp.	3,500	79,660

Pinnacle West Capital Corp.	2,700	81,405

Westar Energy, Inc.	4,400	82,588

		452,157
Electrical equipment (0.5%)
Hubbell, Inc. Class B	3,511	112,563

		112,563
Electronics (3.2%)
International Rectifier Corp. †	5,800	85,898

Intersil Corp. Class A	7,500	94,275

Omnivision Technologies, Inc. †	6,900	71,691

QLogic Corp. †	7,100	90,028

18 Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Electronics cont.
Semtech Corp. †	5,205	$82,812

Synopsys, Inc. †	4,057	79,152

Varian, Inc. †	2,100	82,803

Zoran Corp. †	6,900	75,210

		661,869
Energy (oil field) (2.0%)
Basic Energy Services, Inc. †	5,200	35,516

Cal Dive International, Inc. †	3,900	33,657

CARBO Ceramics, Inc.	1,400	47,880

Complete Production Services, Inc. †	7,800	49,608

Core Laboratories NV (Netherlands)	600	52,290

Hercules Offshore, Inc. †	12,400	49,228

ION Geophysical Corp. †	5,700	14,649

Key Energy Services, Inc. †	11,600	66,816

Rowan Cos., Inc.	1,400	27,048

Superior Energy Services †	2,300	39,721

		416,413
Energy (other) (0.3%)
Headwaters, Inc. † S	18,715	62,882

		62,882
Financial (0.1%)
MGIC Investment Corp. S	5,834	25,670

		25,670
Forest products and packaging (0.9%)
Packaging Corp. of America	3,012	48,794

Sealed Air Corp.	4,900	90,405

Sonoco Products Co.	2,600	62,270

		201,469
Health-care services (5.7%)
Amedisys, Inc. †	1,500	49,530

AMERIGROUP Corp. †	5,462	146,655

Gentiva Health Services, Inc. †	3,900	64,194

IMS Health, Inc.	6,210	78,867

LifePoint Hospitals, Inc. †	2,300	60,375

Lincare Holdings, Inc. †	10,536	247,806

Medcath Corp. †	4,004	47,087

Molina Healthcare, Inc. †	4,000	95,680

Omega Healthcare Investors, Inc. R	6,963	108,066

RehabCare Group, Inc. †	2,400	57,432

Universal Health Services, Inc. Class B	1,100	53,735

Warner Chilcott, Ltd. Class A (Bermuda) †	10,237	134,617

WellCare Health Plans, Inc. †	2,200	40,678

		1,184,722
Homebuilding (0.3%)
NVR, Inc. †	125	62,799

		62,799
Household furniture and appliances (0.5%)
American Woodmark Corp.	1,285	30,776

Whirlpool Corp.	1,600	68,096

		98,872
Insurance (5.2%)
American Financial Group, Inc.	2,405	51,900

American Physicians Capital, Inc.	591	23,144

Amerisafe, Inc. †	1,482	23,060

Aspen Insurance Holdings, Ltd. (Bermuda)	2,271	50,734

CNA Surety Corp. †	3,901	52,624

Delphi Financial Group Class A	3,577	69,501

Endurance Specialty Holdings, Ltd. (Bermuda)	2,427	71,111

Hanover Insurance Group, Inc. (The)	2,027	77,249

Harleysville Group, Inc.	1,017	28,700

HCC Insurance Holdings, Inc.	2,853	68,501

COMMON STOCKS (98.3%)* cont.	Shares	Value

Insurance cont.
IPC Holdings, Ltd. (Bermuda)	2,230	$60,968

Odyssey Re Holdings Corp.	873	34,903

RenaissanceRe Holdings, Ltd.	1,400	65,156

Safety Insurance Group, Inc.	2,721	83,154

SeaBright Insurance Holdings, Inc. †	3,789	38,383

Selective Insurance Group	5,914	75,522

Stancorp Financial Group	2,791	80,046

W.R. Berkley Corp.	3,275	70,314

Zenith National Insurance Corp.	2,596	56,437

		1,081,407
Investment banking/Brokerage (4.3%)
Affiliated Managers Group †	1,328	77,276

Eaton Vance Corp.	5,154	137,870

FBR Capital Markets Corp. †	4,400	20,680

Federated Investors, Inc.	4,500	108,405

Jefferies Group, Inc. †	2,800	59,724

Legg Mason, Inc.	1,300	31,694

SEI Investments Co.	8,400	151,536

TradeStation Group, Inc. †	20,600	174,276

Waddell & Reed Financial, Inc. Class A	4,889	128,923

		890,384
Leisure (0.4%)
Polaris Industries, Inc.	2,500	80,300

		80,300
Machinery (2.3%)
AGCO Corp. †	1,730	50,291

Applied Industrial Technologies, Inc.	6,918	136,285

Gardner Denver, Inc. †	1,767	44,475

Kennametal, Inc.	4,600	88,228

Manitowoc Co., Inc. (The)	14,165	74,508

Regal-Beloit Corp.	1,945	77,255

		471,042
Manufacturing (0.9%)
Actuant Corp. Class A	5,000	61,000

EnPro Industries, Inc. †	3,350	60,334

Roper Industries, Inc.	1,476	66,878

		188,212
Medical technology (1.6%)
Conmed Corp. †	5,500	85,360

Hill-Rom Holdings, Inc.	4,500	72,990

Invacare Corp.	2,600	45,890

Sirona Dental Systems, Inc. †	4,300	85,957

SurModics, Inc. †	2,300	52,049

		342,246
Metals (2.0%)
Carpenter Technology Corp.	2,100	43,701

Century Aluminum Co. † S	13,020	81,115

Cliffs Natural Resources, Inc.	2,600	63,622

Reliance Steel & Aluminum Co.	2,509	96,321

Schnitzer Steel Industries, Inc. Class A	1,100	58,146

United States Steel Corp.	2,000	71,480

		414,385
Natural gas utilities (1.9%)
AGL Resources, Inc.	2,400	76,320

Atmos Energy Corp.	3,400	85,136

Energen Corp.	2,200	87,780

Southwest Gas Corp.	3,000	66,630

UGI Corp.	3,400	86,666

		402,532

Putnam VT Capital Opportunities Fund 19

COMMON STOCKS (98.3%)* cont.	Shares	Value

Office equipment and supplies (0.3%)
Ennis Inc.	3,156	$39,324

Steelcase, Inc.	5,763	33,541

		72,865
Oil and gas (4.3%)
Berry Petroleum Co. Class A	2,861	53,186

Cabot Oil & Gas Corp. Class A	3,000	91,920

Clayton Williams Energy, Inc. †	1,400	26,418

Comstock Resources, Inc. †	2,300	76,015

Encore Acquisition Co. †	3,100	95,635

Oil States International, Inc. †	2,300	55,683

Patterson-UTI Energy, Inc.	4,700	60,442

Penn Virginia Corp.	2,800	45,836

Petroleum Development Corp. †	3,074	48,231

St. Mary Land & Exploration Co.	1,500	31,305

Stone Energy Corp. †	3,700	27,454

Swift Energy Co. †	3,700	61,605

Unit Corp. †	2,500	68,925

Vaalco Energy, Inc. †	4,100	17,343

W&T Offshore, Inc.	5,900	57,466

Whiting Petroleum Corp. †	2,443	85,896

		903,360
Pharmaceuticals (4.5%)
Biovail Corp. (Canada)	12,800	172,160

Endo Pharmaceuticals Holdings, Inc. †	4,349	77,934

King Pharmaceuticals, Inc. † S	27,943	269,091

Medicis Pharmaceutical Corp. Class A	7,927	129,369

Par Pharmaceutical Cos., Inc. †	4,200	63,630

Watson Pharmaceuticals, Inc. †	6,624	223,163

		935,347
Railroads (0.5%)
GATX Corp.	3,915	100,694

		100,694
Real estate (3.9%)
DiamondRock Hospitality Co. R	9,144	57,241

Entertainment Properties Trust R	894	18,416

Hospitality Properties Trust R	8,370	99,519

Kimco Realty Corp. R	3,100	31,155

LaSalle Hotel Properties R	3,500	43,190

LTC Properties, Inc. R	3,216	65,767

Macerich Co. (The) R	1,642	28,916

National Health Investors, Inc. R	5,414	144,607

National Retail Properties, Inc. R	9,499	164,808

Nationwide Health Properties, Inc. R	2,377	61,184

Taubman Centers, Inc. R	3,900	104,754

		819,557
Retail (8.3%)
Abercrombie & Fitch Co. Class A	3,500	88,865

Aeropostale, Inc. †	5,300	181,631

AnnTaylor Stores Corp. †	15,225	121,496

Books-A-Million, Inc.	8,218	58,430

Brown Shoe Co., Inc.	3,097	22,422

Buckle, Inc. (The)	1,887	59,950

Cato Corp. (The) Class A	1,598	27,869

Dollar Tree, Inc. †	2,090	87,989

Jos. A. Bank Clothiers, Inc. †	1,385	47,727

Nash Finch Co.	2,073	56,095

NBTY, Inc. †	6,919	194,562

Saks, Inc. † S	30,278	134,132

Systemax, Inc. † S	7,717	91,909

COMMON STOCKS (98.3%)* cont.	Shares	Value

Retail cont.
Timberland Co. (The) Class A †	7,900	$104,833

Toro Co. (The) S	7,209	215,549

Wolverine World Wide, Inc.	10,703	236,107

		1,729,566
Schools (0.8%)
Career Education Corp. †	6,577	163,702

		163,702
Semiconductor (1.6%)
Advantest Corp. ADR (Japan)	3,000	54,900

Hittite Microwave Corp. †	1,300	45,175

KLA-Tencor Corp.	2,300	58,075

Lam Research Corp. †	2,200	57,200

MKS Instruments, Inc. †	4,600	60,674

Novellus Systems, Inc. †	3,680	61,456

		337,480
Shipping (0.7%)
Arkansas Best Corp.	2,734	72,041

Overseas Shipholding Group	900	30,636

Ship Finance International, Ltd.	4,700	51,841

		154,518
Software (3.9%)
Akamai Technologies, Inc. †	6,100	116,998

Autodesk, Inc. †	4,100	77,818

Citrix Systems, Inc. †	3,236	103,195

MicroStrategy, Inc. †	1,300	65,286

Omnicell, Inc. †	3,100	33,325

Red Hat, Inc. †	6,900	138,897

THQ, Inc. †	11,600	83,056

TIBCO Software, Inc. †	15,000	107,550

Websense, Inc. †	5,000	89,200

		815,325
Staffing (0.2%)
Administaff, Inc.	1,903	44,283

CDI Corp.	346	3,858

		48,141
Technology services (3.1%)
Acxiom Corp.	5,475	48,344

FactSet Research Systems, Inc.	2,535	126,420

Fair Isaac Corp.	6,100	94,306

Global Payments, Inc.	2,800	104,887

IHS, Inc. Class A †	1,900	94,753

LoopNet, Inc. †	3,700	28,675

Perfect World Co., Ltd. ADR (China) †	3,200	91,520

Sohu.com, Inc. (China) †	800	50,264

		639,169
Telecommunications (1.2%)
ADTRAN, Inc.	3,127	67,137

CenturyTel, Inc.	1,100	33,770

NeuStar, Inc. Class A †	6,400	141,824

		242,731
Textiles (0.3%)
Maidenform Brands, Inc. †	3,324	38,126

Perry Ellis International, Inc. †	2,136	15,550

		53,676
Tobacco (0.3%)
Universal Corp.	1,619	53,605

		53,605
Toys (0.9%)
Hasbro, Inc.	7,000	169,680

Jakks Pacific, Inc. †	1,708	21,914

		191,594

20 Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Transportation services (0.2%)
HUB Group, Inc. Class A †	1,821	$37,585

Pacer International, Inc.	4,461	9,948

		47,533
Trucks and parts (2.5%)
Autoliv, Inc. (Sweden)	10,786	310,313

Superior Industries International, Inc.	3,900	54,990

WABCO Holdings, Inc.	8,800	155,760

		521,063
Total common stocks (cost $23,854,700)		$20,520,004

INVESTMENT COMPANIES (0.6%)*	Shares	Value

iShares Russell 2000 Index Fund	1,201	$61,203

iShares Russell Midcap Index Fund	378	24,774

S&P Midcap 400 Index Depository Receipts
(MidCap SPDR Trust Series 1)	346	36,437

Total investment companies (cost $119,645)		$122,414

SHORT-TERM INVESTMENTS (6.0%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$940,991	$940,959

Putnam Money Market Liquidity Fund e	314,356	314,356

Total short-term investments (cost $1,255,315)		$1,255,315

Total investments (cost $25,229,660)		$21,897,733

* Percentages indicated are based on net assets of $20,864,523.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,619,017	$—	$—

Capital goods	1,600,860	—	—

Communication
services	242,731	—	—

Conglomerates	214,488	—	—

Consumer cyclicals	3,679,261	—	—

Consumer staples	727,460	—	—

Energy	1,382,655	—	—

Financial	3,548,781	—	—

Health care	2,525,755	—	—

Technology	3,821,562	—	—

Transportation	302,745	—	—

Utilities and power	854,689	—	—

Total Common stocks	20,520,004	—	—

Investment Companies	122,414	—	—

Short-term investments	314,356	940,959	—

Totals by level	$20,956,774	$940,959	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 21

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $899,099 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $24,915,304)	$21,583,377

Affiliated issuers (identified cost $314,356) (Note 6)	314,356

Dividends, interest and other receivables	26,520

Receivable for shares of the fund sold	9,537

Total assets	21,933,790

Liabilities

Payable to custodian (Note 2)	37

Payable for investments purchased	6,680

Payable for shares of the fund repurchased	27,120

Payable for compensation of Manager (Note 2)	15,778

Payable for investor servicing fees (Note 2)	509

Payable for custodian fees (Note 2)	6,554

Payable for Trustee compensation and expenses (Note 2)	31,437

Payable for administrative services (Note 2)	1,117

Payable for distribution fees (Note 2)	2,389

Collateral on securities loaned, at value (Note 1)	940,959

Other accrued expenses	36,687

Total liabilities	1,069,267

Net assets	$20,864,523

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,632,781

Undistributed net investment income (Note 1)	66,781

Accumulated net realized loss on investments (Note 1)	(7,503,112)

Net unrealized depreciation of investments	(3,331,927)

Total — Representing net assets
applicable to capital shares outstanding	$20,864,523

Computation of net asset value Class IA

Net Assets	$9,444,036

Number of shares outstanding	978,114

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$9.66

Computation of net asset value Class IB

Net Assets	$11,420,487

Number of shares outstanding	1,188,245

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$9.61

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $1,019)	$172,503

Interest (including interest income of $234 from
investments in affiliated issuers) (Note 6)	3,020

Securities lending	1,055

Total investment income	176,578

Expenses

Compensation of Manager (Note 2)	60,199

Investor servicing fees (Note 2)	2,750

Custodian fees (Note 2)	7,562

Trustee compensation and expenses (Note 2)	12,399

Administrative services (Note 2)	9,894

Distribution fees — Class IB (Note 2)	12,733

Other	37,126

Fees waived and reimbursed by Manager (Note 2)	(37,448)

Total expenses	105,215
Net expenses	105,215
Net investment income	71,363
Net realized loss on investments (Notes 1 and 3)	(1,290,407)

Net increase from payments by affiliates (Note 2)	1,654

Net unrealized appreciation of investments during the period	3,065,229

Net gain on investments	1,776,476

Net increase in net assets resulting from operations	$1,847,839

The accompanying notes are an integral part of these financial statements.

22 Putnam VT Capital Opportunities Fund

Statement of changes in net assets

	Putnam VT
	Capital Opportunities Fund

	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$71,363	$179,924

Net realized loss on investments and
foreign currency transactions	(1,288,753)	(6,207,280)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	3,065,229	(5,888,900)

Net increase (decrease) in net assets
resulting from operations	1,847,839	(11,916,256)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(87,087)	(122,643)

Class IB	(71,730)	(83,125)

Net realized short-term gain on
investments

Class IA	—	(108,279)

Class IB	—	(122,050)

From net realized long-term gain on
investments

Class IA	—	(653,680)

Class IB	—	(736,818)

Increase in capital from settlement
payment (Note 8)	—	847

Decrease from capital share transactions
(Note 4)	(643,265)	(3,968,112)

Total increase (decrease) in net assets	1,045,757	(17,710,116)

Net assets:

Beginning of period	19,818,766	37,528,882

End of period (including undistributed
net investment income of $66,781 and
$154,235, respectively)	$20,864,523	$19,818,766

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Capital Opportunities Fund (Class IA)

6/30/09†	$8.86	.04	.85	.89	(.09)	—	(.09)	—	$9.66	10.34*	$9,444	.50*	.45*	31.26*

12/31/08	14.50	.09	(4.93)	(4.84)	(.11)	(.69)	(.80)	— f,h	8.86	(35.02)	9,013.98		.74	97.42

12/31/07	17.15	.09	(1.52)	(1.43)	(.03)	(1.19)	(1.22)	—	14.50	(9.29)	18,728.91		.57	82.20

12/31/06	15.87	.03	2.38	2.41	(.04)	(1.09)	(1.13)	—	17.15	15.52	26,293.96		.21	104.74

12/31/05	14.44	.05 g	1.44	1.49	—	(.06)	(.06)	—	15.87	10.41	18,788.92		.37 g	133.38

12/31/04	12.74	.08	2.26	2.34	(.06)	(.58)	(.64)	—	14.44	18.54	13,523.96		.59	163.42

Putnam VT Capital Opportunities Fund (Class IB)

6/30/09†	$8.79	.03	.85	.88	(.06)	—	(.06)	—	$9.61	10.19*	$11,420	.62*	.33*	31.26*

12/31/08	14.38	.06	(4.89)	(4.83)	(.07)	(.69)	(.76)	— f,h	8.79	(35.18)	10,806	1.23	.50	97.42

12/31/07	17.04	.05	(1.52)	(1.47)	—	(1.19)	(1.19)	—	14.38	(9.55)	18,801	1.16	.32	82.20

12/31/06	15.79	(.01)	2.37	2.36	(.02)	(1.09)	(1.11)	—	17.04	15.21	20,696	1.21	(.04)	104.74

12/31/05	14.40	.02 g	1.43	1.45	—	(.06)	(.06)	—	15.79	10.16	15,049	1.17	.11 g	133.38

12/31/04	12.72	.05	2.24	2.29	(.03)	(.58)	(.61)	—	14.40	18.21	9,013	1.21	.35	163.42

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2).

Percentage of average net assets

6/30/09	0.20%

12/31/08	0.17

12/31/07	0.07

12/31/06	0.11

12/31/05	0.24

12/31/04	0.44

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 for the fund based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

The accompanying notes are an integral part of these financial statements.

24 Putnam VT Capital Opportunities Fund

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Putnam VT Capital Opportunities Fund 25

Putnam VT Diversified Income Fund

Investment objective

As high a level of current income as Putnam Management believes is consistent with preservation of capital

Net asset value June 30, 2009
Class IA: $6.50	Class IB: $6.48

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	24.09%	24.28%

1 year	–10.72	–10.30

5 years	6.00	5.68
Annualized	1.17	1.11

10 years	45.05	42.87
Annualized	3.79	3.63

Life	95.52	90.83
Annualized	4.34	4.18

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: September 15, 1993.

† Class inception date: April 6, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

Unprecedented government intervention, a brightening economic picture, and improving investor sentiment helped credit markets to stabilize and then rebound impressively during the period. The Fed (Federal Reserve Board) and several non-U.S. central banks initiated a series of interest-rate reductions designed to stimulate economic activity. The Fed and the U.S. Treasury also introduced several new lending facilities to renew credit flows among large financial institutions. In the second quarter, investors’ risk appetites renewed, leading indicators started to pick up, and household income increased slightly as various stimulus packages started to take effect. In this environment, Putnam VT Diversified Income Fund’s class IA shares delivered a return of 24.09% at net asset value for the six months ended June 30, 2009.

Management positioned the fund to benefit from a steeper yield curve in the United States by overweighting the short end of the curve and underweighting the long end, which bolstered relative returns. Management believed, correctly, that the yield curve would become steeper as short-term rates would remain anchored by the low federal funds target rate, while the long end would be susceptible to increased supply and inflation concerns. The fund also benefited from its allocation to high-yield debt and strong security selection within the sector. Exposure to agency-backed interest-only (IO) collateralized mortgage obligations (CMOs) helped performance, as prepayment rates continued to come in slower than model predictions, and liquidity in this market segment improved significantly. Likewise, non-agency and commercial mortgage-backed securities, particularly shorter-term, AAA-rated securities, helped fund performance, with a rally beginning in mid-March. In the area of emerging-market debt, the fund’s allocation benefited from a recovery in Russian quasi-government bonds. Active currency management, on the other hand, detracted from returns due to an overweight to the Japanese yen, and underweights to the British pound sterling and Swedish krona. A large overweight to the Australian dollar partially mitigated the underperformance in currency. In Europe, management has reduced overall term structure risk, and tactically, is long duration on the front end of the yield curve. Management is also tactically positioned in the middle of the yield curve in the United Kingdom, and is employing tactical cross-country spread trades.

As June came to a close, it appeared as though the economy had bottomed, but key risks remain, including high unemployment, weak income generation, and a housing market that continues to deteriorate. While management has been pleased with the rebound in fixed-income markets so far in 2009, it also recognizes that the market environment remains fragile. Management believes that the economy will likely begin to grow again in the near term, but growth may be below historic trends for an extended period of time. Consequently, management plans to maintain its cautious approach toward corporate bonds, remaining wary of moving too far down the credit-rating spectrum — in both the corporate and mortgage-backed sectors — and is focusing on higher-quality securities that are generating more secure cash flows.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current and future portfolio holdings are subject to risk.

26 Putnam VT Diversified Income Fund

Your fund’s managers

D. William Kohli is Team Leader of Portfolio Construction at Putnam. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to D. William Kohli, your fund’s Portfolio Managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Credit quality

Aaa	54.2%	Ba	10.6%

Aa	2.4%	B	13.6%

A	1.3%	Caa	8.9%

Baa	6.5%	Other	2.5%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Credit qualities shown as a percentage of portfolio value as of 6/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 6/30/09 and may not reflect trades entered into on that date.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Diversified
Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.44	$5.84	$4.01	$5.26

Ending value (after expenses)	$1,240.90	$1,242.80	$1,020.83	$1,019.59

Annualized expense ratio†	0.80%	1.05%	0.80%	1.05%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.03% of average net assets for the six months ended June 30, 2009.

Putnam VT Diversified Income Fund 27

The fund’s portfolio 6/30/09 (Unaudited)

MORTGAGE-BACKED SECURITIES (41.4%)*	Principal amount	Value

Banc of America Alternative Loan Trust
Ser. 06-7, Class A2, 5.707s, 2036	$3,781,000	$1,726,027

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A2, 5.837s, 2049	2,514,000	2,268,858
FRB Ser. 07-3, Class A3, 5.837s, 2049	148,000	115,144
Ser. 07-2, Class A2, 5.634s, 2049	439,000	396,461
Ser. 07-1, Class A4, 5.451s, 2049	1,321,000	985,366
Ser. 05-6, Class A2, 5.165s, 2047	980,000	931,429
Ser. 07-5, Class XW, IO, 0.606s, 2051	44,297,252	664,459

Banc of America Commercial Mortgage, Inc.
144A
Ser. 01-1, Class J, 6 1/8s, 2036	125,000	41,756
Ser. 01-1, Class K, 6 1/8s, 2036	282,000	127,480

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.934s, 2036	2,608,506	1,460,764

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 2.319s, 2022	476,000	216,918

Bayview Commercial Asset Trust 144A
Ser. 07-1, Class S, IO, 2.477s, 2037	2,929,818	162,733
Ser. 07-5A, IO, 1.55s, 2037	821,485	59,804

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	1,935,298	910,821
FRB Ser. 06-6, Class 2A1, 5.841s, 2036	950,868	462,199
FRB Ser. 07-1, Class 21A1, 5.663s, 2047	2,050,549	952,275
FRB Ser. 05-7, Class 23A1, 5 5/8s, 2035	1,737,180	936,215

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.45s, 2032	189,000	109,770
Ser. 07-PW17, Class A3, 5.736s, 2050	1,832,000	1,498,374

Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.095s, 2050	52,489,376	296,408

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.197s, 2036	1,227,764	617,338
FRB Ser. 05-10, Class 1A4A, 5.733s, 2035	2,035,983	1,099,431
FRB Ser. 06-AR7, Class 2A2A, 5.637s, 2036	2,458,603	1,327,645
IFB Ser. 07-6, Class 2A5, IO, 6.336s, 2037	1,224,303	124,120

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A Ser. 07-CD5, Class XS, IO,
0.077s, 2044	30,649,789	112,451

Countrywide Alternative Loan Trust
FRB Ser. 06-OC10, Class 2A2A, 0.494s, 2036	2,699,000	899,508
FRB Ser. 06-OC11, Class 2A2A, 0.484s, 2037	1,526,000	502,686
Ser. 06-45T1, Class 2A2, 6s, 2037	2,999,847	1,574,451
Ser. 06-J8, Class A4, 6s, 2037	2,026,137	1,063,406
Ser. 05-80CB, Class 2A1, 6s, 2036	2,778,817	1,778,443
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,682,694	1,149,293

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.667s, 2035	3,029,595	1,575,389
FRB Ser. 05-HYB4, Class 2A1, 4.891s, 2035	6,641,692	3,785,765

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.58s, 2035	1,500,331	129,329
Ser. 06-R1, Class AS, IO, 5.572s, 2036	1,057,589	91,351
Ser. 05-R3, Class AS, IO, 5.524s, 2035	423,239	34,367

MORTGAGE-BACKED SECURITIES (41.4%)* cont.		Principal amount	Value

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A3, 6.425s, 2041		$1,458,000	$1,054,515
FRB Ser. 06-C3, Class A3, 6.02s, 2038		5,218,000	4,086,611
FRB Ser. 07-C4, Class A2, 6.004s, 2039		711,000	657,211
Ser. 07-3, Class 1A1A, 5.837s, 2037		769,619	430,987
Ser. 07-C5, Class A3, 5.694s, 2040		9,180,000	7,195,847
Ser. 06-C4, Class A3, 5.467s, 2039		1,974,000	1,392,981
Ser. 07-C2, Class A2, 5.448s, 2049		3,269,000	3,034,389

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 0.914s, 2017		179,000	98,450

CS First Boston Mortgage Securities Corp.
144A
FRB Ser. 05-TFLA, Class L, 2.169s, 2020		534,000	267,000
Ser. 98-C2, Class F, 6 3/4s, 2030		1,198,000	846,384
Ser. 98-C1, Class F, 6s, 2040		758,000	606,400
Ser. 02-CP5, Class M, 5 1/4s, 2035		275,000	19,144

CWCapital Cobalt Ser. 06-C1, Class A2,
5.174s, 2048		2,044,000	1,892,969

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.781s, 2031		2,317,355	43,825

DLJ Commercial Mortgage Corp. Ser. 98-CF2,
Class B4, 6.04s, 2031		226,150	146,998

European Loan Conduit 144A FRB Ser. 22A,
Class D, 2.336s, 2014 (United Kingdom)	GBP	371,000	91,605

European Prime Real Estate PLC 144A FRB
Ser. 1-A, Class D, 2.325s, 2014
(United Kingdom)	GBP	198,415	16,331

Fannie Mae
FRB Ser. 05-91, Class EF, zero %, 2035		$36,862	34,464
FRB Ser. 06-54, Class CF, zero %, 2035		68,156	65,585
FRB Ser. 05-77, Class HF, zero %, 2034		95,177	92,271
IFB Ser. 06-70, Class SM, 52.158s, 2036		133,798	211,941
IFB Ser. 06-62, Class PS, 38.018s, 2036		348,335	481,774
IFB Ser. 07-W7, Class 1A4, 37.298s, 2037		394,076	489,305
IFB Ser. 05-25, Class PS, 26.78s, 2035		515,440	650,395
IFB Ser. 05-115, Class NQ, 23.761s, 2036		175,487	205,414
IFB Ser. 05-74, Class CP, 23.6s, 2035		303,466	367,811
IFB Ser. 06-8, Class HP, 23.416s, 2036		515,250	650,099
IFB Ser. 05-99, Class SA, 23.416s, 2035		351,872	437,452
IFB Ser. 05-95, Class OP, 19.386s, 2035		230,920	253,384
IFB Ser. 05-83, Class QP, 16.578s, 2034		127,255	138,824
IFB Ser. 07-W6, Class 6A2, IO, 7.486s, 2037		632,043	66,243
IFB Ser. 06-90, Class SE, IO, 7.486s, 2036		1,570,990	205,580
IFB Ser. 08-7, Class SA, IO, 7.236s, 2038		3,555,933	448,443
IFB Ser. 07-W6, Class 5A2, IO, 6.976s, 2037		958,653	93,629
IFB Ser. 07-W2, Class 3A2, IO, 6.966s, 2037		832,680	81,209
IFB Ser. 05-113, Class AI, IO, 6.916s, 2036		491,300	52,102
IFB Ser. 06-125, Class SM, IO, 6.886s, 2037		848,656	93,447
IFB Ser. 06-43, Class SU, IO, 6.886s, 2036		281,388	31,992
IFB Ser. 06-24, Class QS, IO, 6.886s, 2036		740,063	103,965
IFB Ser. 06-79, Class DI, IO, 6.836s, 2036		1,325,198	148,025
IFB Ser. 06-60, Class SI, IO, 6.836s, 2036		2,191,869	266,021
IFB Ser. 06-60, Class UI, IO, 6.836s, 2036		382,379	45,602
IFB Ser. 04-24, Class CS, IO, 6.836s, 2034		242,017	28,322
IFB Ser. 07-W7, Class 3A2, IO, 6.816s, 2037		1,283,760	122,506
IFB Ser. 03-130, Class BS, IO, 6.736s, 2033		2,033,206	213,487
IFB Ser. 03-34, Class WS, IO, 6.686s, 2029		1,923,648	172,470
IFB Ser. 08-20, Class SA, IO, 6.676s, 2038		468,201	42,879
IFB Ser. 08-41, Class S, IO, 6.486s, 2036		3,608,060	359,271
IFB Ser. 07-54, Class CI, IO, 6.446s, 2037		929,286	96,045
IFB Ser. 07-28, Class SE, IO, 6.436s, 2037		166,696	17,433
IFB Ser. 07-22, Class S, IO, 6.436s, 2037		14,779,178	1,579,374

28 Putnam VT Diversified Income Fund

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-128, Class SH, IO, 6.436s, 2037	$657,042	$54,602
IFB Ser. 06-79, Class SI, IO, 6.436s, 2036	482,042	50,186
IFB Ser. 05-90, Class SP, IO, 6.436s, 2035	467,448	42,302
IFB Ser. 05-12, Class SC, IO, 6.436s, 2035	571,154	68,471
IFB Ser. 07-W5, Class 2A2, IO, 6.426s, 2037	372,976	33,556
IFB Ser. 07-30, Class IE, IO, 6.426s, 2037	1,849,039	247,204
IFB Ser. 06-123, Class CI, IO, 6.426s, 2037	1,539,724	166,487
IFB Ser. 06-123, Class UI, IO, 6.426s, 2037	1,664,771	176,965
IFB Ser. 06-126, Class CS, IO, 6.386s, 2037	1,233,121	110,813
IFB Ser. 06-31, Class SX, IO, 6.386s, 2036	1,651,967	183,838
IFB Ser. 06-36, Class SP, IO, 6.386s, 2036	690,480	69,600
IFB Ser. 06-23, Class SP, IO, 6.386s, 2036	653,548	76,555
IFB Ser. 06-16, Class SM, IO, 6.386s, 2036	1,699,694	196,272
IFB Ser. 05-95, Class CI, IO, 6.386s, 2035	809,252	97,631
IFB Ser. 05-84, Class SG, IO, 6.386s, 2035	1,325,861	141,204
IFB Ser. 05-57, Class NI, IO, 6.386s, 2035	334,337	36,000
IFB Ser. 06-3, Class SB, IO, 6.386s, 2035	1,200,021	136,562
IFB Ser. 05-29, Class SX, IO, 6.386s, 2035	1,087,077	110,499
IFB Ser. 05-57, Class DI, IO, 6.386s, 2035	585,663	52,534
IFB Ser. 04-92, Class S, IO, 6.386s, 2034	2,567,790	272,820
IFB Ser. 06-104, Class EI, IO, 6.376s, 2036	999,786	100,691
IFB Ser. 05-83, Class QI, IO, 6.376s, 2035	228,081	25,402
IFB Ser. 06-128, Class GS, IO, 6.366s, 2037	1,015,587	103,684
IFB Ser. 06-114, Class IS, IO, 6.336s, 2036	707,766	67,484
IFB Ser. 06-116, Class ES, IO, 6.336s, 2036	138,337	12,205
IFB Ser. 04-92, Class SQ, IO, 6.336s, 2034	1,084,013	111,332
IFB Ser. 06-115, Class IE, IO, 6.326s, 2036	559,938	61,741
IFB Ser. 06-117, Class SA, IO, 6.326s, 2036	841,724	78,057
IFB Ser. 06-121, Class SD, IO, 6.326s, 2036	105,952	10,426
IFB Ser. 06-109, Class SG, IO, 6.316s, 2036	246,805	23,446
IFB Ser. 06-104, Class SY, IO, 6.306s, 2036	224,018	19,546
IFB Ser. 06-109, Class SH, IO, 6.306s, 2036	733,003	86,398
IFB Ser. 06-111, Class SA, IO, 6.306s, 2036	5,921,236	648,407
IFB Ser. 07-W6, Class 4A2, IO, 6.286s, 2037	4,128,336	363,325
IFB Ser. 06-116, Class S, IO, 6.286s, 2036	1,444,067	136,785
IFB Ser. 06-43, Class SI, IO, 6.286s, 2036	1,353,855	143,001
IFB Ser. 06-8, Class JH, IO, 6.286s, 2036	2,853,071	316,938
IFB Ser. 05-122, Class SG, IO, 6.286s, 2035	835,877	94,475
IFB Ser. 05-122, Class SW, IO, 6.286s, 2035	826,550	88,567
IFB Ser. 06-101, Class SA, IO, 6.266s, 2036	2,857,715	295,485
IFB Ser. 06-92, Class LI, IO, 6.266s, 2036	832,678	79,329
IFB Ser. 06-99, Class AS, IO, 6.266s, 2036	362,947	36,694
IFB Ser. 06-17, Class SI, IO, 6.266s, 2036	792,735	78,427
IFB Ser. 06-98, Class SQ, IO, 6.256s, 2036	10,486,886	1,089,920
IFB Ser. 06-60, Class YI, IO, 6.256s, 2036	1,907,816	247,098
IFB Ser. 06-85, Class TS, IO, 6.246s, 2036	1,937,220	168,220
IFB Ser. 06-95, Class SH, IO, 6.236s, 2036	1,664,953	144,414
IFB Ser. 06-86, Class SB, IO, 6.236s, 2036	412,066	48,975
IFB Ser. 07-75, Class PI, IO, 6.226s, 2037	1,075,835	91,199
IFB Ser. 07-88, Class MI, IO, 6.206s, 2037	300,609	26,822
IFB Ser. 07-103, Class AI, IO, 6.186s, 2037	2,727,822	236,250
IFB Ser. 07-15, Class NI, IO, 6.186s, 2022	1,551,242	131,700
IFB Ser. 08-3, Class SC, IO, 6.136s, 2038	1,631,049	165,010
IFB Ser. 07-109, Class XI, IO, 6.136s, 2037	700,343	45,902
IFB Ser. 07-109, Class YI, IO, 6.136s, 2037	887,339	72,593
IFB Ser. 07-W8, Class 2A2, IO, 6.136s, 2037	1,695,071	145,619
IFB Ser. 06-79, Class SH, IO, 6.136s, 2036	1,724,130	181,427
IFB Ser. 07-30, Class LI, IO, 6.126s, 2037	1,735,655	172,861
IFB Ser. 07-W2, Class 1A2, IO, 6.116s, 2037	807,792	69,169
IFB Ser. 07-106, Class SN, IO, 6.096s, 2037	1,033,000	84,280
IFB Ser. 07-54, Class IA, IO, 6.096s, 2037	806,284	76,352

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IB, IO, 6.096s, 2037	$806,284	$76,352
IFB Ser. 07-54, Class IC, IO, 6.096s, 2037	806,284	76,352
IFB Ser. 07-54, Class ID, IO, 6.096s, 2037	806,284	76,352
IFB Ser. 07-54, Class IE, IO, 6.096s, 2037	806,284	76,352
IFB Ser. 07-54, Class IF, IO, 6.096s, 2037	1,298,749	129,025
IFB Ser. 07-54, Class NI, IO, 6.096s, 2037	824,156	63,695
IFB Ser. 07-54, Class UI, IO, 6.096s, 2037	1,193,182	136,555
IFB Ser. 07-91, Class AS, IO, 6.086s, 2037	684,986	56,696
IFB Ser. 07-91, Class HS, IO, 6.086s, 2037	756,434	76,884
IFB Ser. 07-15, Class CI, IO, 6.066s, 2037	2,864,389	284,984
IFB Ser. 06-124, Class SC, IO, 6.066s, 2037	919,164	81,829
IFB Ser. 06-115, Class JI, IO, 6.066s, 2036	2,033,283	207,620
IFB Ser. 07-109, Class PI, IO, 6.036s, 2037	1,138,398	83,829
IFB Ser. 06-123, Class LI, IO, 6.006s, 2037	1,388,585	135,083
IFB Ser. 07-81, Class IS, IO, 5.986s, 2037	1,206,108	113,353
IFB Ser. 07-39, Class AI, IO, 5.806s, 2037	1,502,179	133,143
IFB Ser. 07-32, Class SD, IO, 5.796s, 2037	959,620	89,627
IFB Ser. 07-30, Class UI, IO, 5.786s, 2037	784,585	64,383
IFB Ser. 07-32, Class SC, IO, 5.786s, 2037	1,374,886	122,387
IFB Ser. 07-1, Class CI, IO, 5.786s, 2037	899,062	80,361
IFB Ser. 04-46, Class PJ, IO, 5.686s, 2034	757,307	79,986
IFB Ser. 07-75, Class ID, IO, 5.556s, 2037	1,171,048	99,139
IFB Ser. 09-3, Class SE, IO, 5.186s, 2037	1,155,895	89,339
Ser. 383, Class 90, IO, 8s, 2037	69,315	9,374
Ser. 02-T4, Class A3, 7 1/2s, 2041	482	521
Ser. 01-T3, Class A1, 7 1/2s, 2040	98,486	106,426
Ser. 01-T1, Class A1, 7 1/2s, 2040	296,239	320,124
Ser. 99-T2, Class A1, 7 1/2s, 2039	118,414	129,146
Ser. 386, Class 26, IO, 7 1/2s, 2038	99,156	12,722
Ser. 386, Class 27, IO, 7 1/2s, 2037	70,090	10,792
Ser. 386, Class 28, IO, 7 1/2s, 2037	72,233	9,000
Ser. 383, Class 88, IO, 7 1/2s, 2037	108,747	16,192
Ser. 383, Class 89, IO, 7 1/2s, 2037	84,979	12,894
Ser. 383, Class 87, IO, 7 1/2s, 2037	136,372	18,030
Ser. 386, Class 24, IO, 7s, 2038	86,296	11,092
Ser. 386, Class 25, IO, 7s, 2038	91,552	11,498
Ser. 386, Class 22, IO, 7s, 2038	119,074	15,067
Ser. 386, Class 21, IO, 7s, 2037	135,456	17,461
Ser. 386, Class 23, IO, 7s, 2037	132,261	16,994
Ser. 383, Class 84, IO, 7s, 2037	124,567	15,980
Ser. 383, Class 85, IO, 7s, 2037	79,756	10,362
Ser. 383, Class 86, IO, 7s, 2037	74,774	8,855
Ser. 383, Class 79, IO, 7s, 2037	122,720	14,550
Ser. 383, Class 80, IO, 7s, 2037	276,517	35,582
Ser. 383, Class 81, IO, 7s, 2037	149,335	18,197
Ser. 383, Class 82, IO, 7s, 2037	148,877	18,985
Ser. 383, Class 83, IO, 7s, 2037	125,892	16,116
Ser. 386, Class 19, IO, 6 1/2s, 2038	125,147	17,204
Ser. 386, Class 17, IO, 6 1/2s, 2037	193,181	26,894
Ser. 386, Class 16, IO, 6 1/2s, 2037	131,643	18,339
Ser. 383, Class 62, IO, 6 1/2s, 2037	175,167	24,603
Ser. 383, Class 69, IO, 6 1/2s, 2037	100,294	13,049
Ser. 383, Class 63, IO, 6 1/2s, 2037	138,731	19,720
Ser. 383, Class 64, IO, 6 1/2s, 2037	250,827	34,744
Ser. 383, Class 67, IO, 6 1/2s, 2037	134,007	18,795
Ser. 383, Class 68, IO, 6 1/2s, 2037	82,956	11,609
Ser. 383, Class 58, IO, 6 1/2s, 2037	284,884	38,454
Ser. 383, Class 59, IO, 6 1/2s, 2037	184,696	25,949
Ser. 383, Class 61, IO, 6 1/2s, 2037	145,301	20,394
Ser. 383, Class 65, IO, 6 1/2s, 2037	174,244	24,476
Ser. 383, Class 66, IO, 6 1/2s, 2037	181,300	25,781

Putnam VT Diversified Income Fund 29

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value

Fannie Mae
Ser. 383, Class 77, IO, 6 1/2s, 2037	$104,747	$14,711
Ser. 383, Class 78, IO, 6 1/2s, 2037	108,120	13,492
Ser. 383, Class 73, IO, 6 1/2s, 2037	237,643	33,110
Ser. 383, Class 76, IO, 6 1/2s, 2037	145,497	19,557
Ser. 383, Class 74, IO, 6 1/2s, 2037	197,791	27,830
Ser. 383, Class 71, IO, 6 1/2s, 2036	152,554	20,983
Ser. 383, Class 75, IO, 6 1/2s, 2036	123,683	17,007
Ser. 383, Class 101, IO, 6 1/2s, 2022	60,102	7,165
Ser. 383, Class 100, IO, 6s, 2022	65,153	6,557
Ser. 383, Class 98, IO, 6s, 2022	166,061	18,448
Ser. 383, Class 99, IO, 6s, 2022	75,130	8,561
Ser. 383, Class 18, IO, 5 1/2s, 2038	620,481	74,458
Ser. 383, Class 19, IO, 5 1/2s, 2038	564,226	67,707
Ser. 383, Class 25, IO, 5 1/2s, 2038	94,554	11,796
Ser. 386, Class 4, IO, 5 1/2s, 2037	143,239	18,726
Ser. 386, Class 5, IO, 5 1/2s, 2037	91,688	14,212
Ser. 383, Class 15, IO, 5 1/2s, 2037	83,530	10,304
Ser. 383, Class 6, IO, 5 1/2s, 2037	482,508	61,362
Ser. 383, Class 7, IO, 5 1/2s, 2037	475,560	57,067
Ser. 383, Class 8, IO, 5 1/2s, 2037	200,058	25,533
Ser. 383, Class 9, IO, 5 1/2s, 2037	190,691	24,280
Ser. 383, Class 20, IO, 5 1/2s, 2037	355,763	42,692
Ser. 383, Class 21, IO, 5 1/2s, 2037	335,836	40,300
Ser. 383, Class 22, IO, 5 1/2s, 2037	227,054	28,900
Ser. 383, Class 23, IO, 5 1/2s, 2037	203,958	25,937
Ser. 383, Class 24, IO, 5 1/2s, 2037	139,911	17,424
Ser. 383, Class 26, IO, 5 1/2s, 2037	105,261	13,368
Ser. 383, Class 95, IO, 5 1/2s, 2022	261,906	31,920
Ser. 383, Class 97, IO, 5 1/2s, 2022	109,089	13,476
Ser. 383, Class 94, IO, 5 1/2s, 2022	136,740	16,721
Ser. 383, Class 96, IO, 5 1/2s, 2022	140,860	16,531
Ser. 383, Class 2, IO, 5s, 2037	101,760	15,194
Ser. 383, Class 92, IO, 5s, 2022	115,621	13,032
Ser. 383, Class 93, IO, 5s, 2022	72,658	8,832
Ser. 03-W17, Class 12, IO, 1.144s, 2033	1,536,140	46,041
Ser. 00-T6, IO, 0.773s, 2030	2,479,880	39,455
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	2,641,492	42,660
Ser. 03-W10, Class 1A, IO, 0.569s, 2043	2,240,283	30,825
Ser. 02-T18, IO, 0.513s, 2042	4,176,152	55,392
Ser. 06-56, Class XF, zero %, 2036	70,013	63,173
Ser. 06-47, Class VO, PO, zero %, 2036	90,737	66,901
Ser. 06-37, Class ON, PO, zero %, 2036	118,003	97,696
Ser. 05-117, Class MO, PO, zero %, 2036	45,395	44,385
Ser. 05-110, Class KO, PO, zero %, 2035	60,615	51,804
Ser. 05-63, PO, zero %, 2035	26,458	22,573
Ser. 08-37, Class DO, PO, zero %, 2033	211,042	172,892
Ser. 06-59, Class QC, PO, zero %, 2033	118,180	91,932
Ser. 04-61, Class JO, PO, zero %, 2032	173,440	157,672
Ser. 326, Class 1, PO, zero %, 2032	155,045	137,275
Ser. 318, Class 1, PO, zero %, 2032	57,989	48,753
Ser. 314, Class 1, PO, zero %, 2031	276,225	236,570
Ser. 99-51, Class N, PO, zero %, 2029	45,446	40,257

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.786s, 2043	524,514	60,319
Ser. T-58, Class 4A, 7 1/2s, 2043	2,149	2,300
Ser. T-57, Class 1AX, IO, 0.442s, 2043	1,224,373	11,034

FFCA Secured Lending Corp. 144A Ser. 00-1,
Class X, IO, 1.238s, 2020	3,424,350	86,533

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7 3/4s, 2039	47,548	47,072

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value

First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	$351,000	$38,523

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G,
7 1/2s, 2029	447,000	344,190

Freddie Mac
FRB Ser. 3458, Class FC, 1.02s, 2036	10,895	10,891
FRB Ser. 3006, Class FA, 0.719s, 2034	188,781	185,005
FRB Ser. 3345, Class TY, zero %, 2037	135,149	130,032
FRB Ser. 3326, Class XF, zero %, 2037	64,660	61,232
FRB Ser. 3235, Class TP, zero %, 2036	31,787	30,417
FRB Ser. 3283, Class KF, zero %, 2036	34,330	32,977
FRB Ser. 3226, Class YW, zero %, 2036	132,961	130,001
FRB Ser. 3332, Class UA, zero %, 2036	37,078	36,730
FRB Ser. 3251, Class TC, zero %, 2036	362,839	359,989
FRB Ser. 3130, Class JF, zero %, 2036	129,410	123,654
FRB Ser. 3047, Class BD, zero %, 2035	90,249	82,076
FRB Ser. 3326, Class WF, zero %, 2035	102,152	91,107
FRB Ser. 3030, Class EF, zero %, 2035	55,311	47,585
FRB Ser. 3412, Class UF, zero %, 2035	240,747	226,096
FRB Ser. 2980, Class BU, zero %, 2035	43,626	43,501
FRB Ser. 2980, Class TY, zero %, 2035	20,323	19,164
FRB Ser. 3112, Class XM, zero %, 2034	21,859	20,977
FRB Ser. 2947, Class GF, zero %, 2034	86,785	78,141
IFB Ser. 3182, Class PS, 27.322s, 2032	258,600	342,897
IFB Ser. 3182, Class SP, 27.322s, 2032	328,419	387,086
IFB Ser. 3211, Class SI, IO, 26.323s, 2036	290,766	147,185
IFB Ser. 2979, Class AS, 23.102s, 2034	129,209	144,957
IFB Ser. 3065, Class DC, 18.902s, 2035	496,743	589,335
IFB Ser. 3105, Class SI, IO, 18.784s, 2036	207,505	80,386
IFB Ser. 3184, Class SP, IO, 7.031s, 2033	1,399,986	141,079
IFB Ser. 3110, Class SP, IO, 6.981s, 2035	1,203,717	171,614
IFB Ser. 3156, Class PS, IO, 6.931s, 2036	1,136,428	153,811
IFB Ser. 3149, Class LS, IO, 6.881s, 2036	2,525,369	372,115
IFB Ser. 3119, Class PI, IO, 6.881s, 2036	2,027,794	296,766
IFB Ser. 2882, Class NS, IO, 6.881s, 2034	1,449,484	159,865
IFB Ser. 2882, Class LS, IO, 6.881s, 2034	466,058	48,628
IFB Ser. 3200, Class SB, IO, 6.831s, 2036	986,389	106,377
IFB Ser. 3149, Class SE, IO, 6.831s, 2036	802,215	109,156
IFB Ser. 3203, Class SH, IO, 6.821s, 2036	821,713	94,389
IFB Ser. 2594, Class SE, IO, 6.731s, 2030	242,724	17,924
IFB Ser. 2828, Class TI, IO, 6.731s, 2030	402,308	39,954
IFB Ser. 3397, Class GS, IO, 6.681s, 2037	621,053	52,157
IFB Ser. 3311, Class BI, IO, 6.441s, 2037	1,326,781	120,760
IFB Ser. 3287, Class SD, IO, 6.431s, 2037	910,243	88,522
IFB Ser. 3281, Class BI, IO, 6.431s, 2037	453,785	43,324
IFB Ser. 3281, Class CI, IO, 6.431s, 2037	449,423	43,926
IFB Ser. 3249, Class SI, IO, 6.431s, 2036	410,170	46,207
IFB Ser. 3028, Class ES, IO, 6.431s, 2035	1,337,712	146,842
IFB Ser. 3042, Class SP, IO, 6.431s, 2035	692,428	68,588
IFB Ser. 3316, Class SA, IO, 6.411s, 2037	1,106,271	110,040
IFB Ser. 2981, Class AS, IO, 6.401s, 2035	853,892	86,243
IFB Ser. 3236, Class ES, IO, 6.381s, 2036	80,499	7,160
IFB Ser. 3136, Class NS, IO, 6.381s, 2036	577,026	59,446
IFB Ser. 3122, Class DS, IO, 6.381s, 2036	873,583	100,873
IFB Ser. 3001, Class IH, IO, 6.381s, 2035	2,639,292	295,900
IFB Ser. 2950, Class SM, IO, 6.381s, 2016	332,779	32,081
IFB Ser. 3256, Class S, IO, 6.371s, 2036	1,539,075	169,914
IFB Ser. 3031, Class BI, IO, 6.371s, 2035	446,741	53,421
IFB Ser. 3370, Class TS, IO, 6.351s, 2037	3,007,109	245,620
IFB Ser. 3244, Class SB, IO, 6.341s, 2036	640,238	60,945
IFB Ser. 3244, Class SG, IO, 6.341s, 2036	776,753	75,093

30 Putnam VT Diversified Income Fund

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3236, Class IS, IO, 6.331s, 2036	$1,266,314	$118,213
IFB Ser. 3398, Class SI, IO, 6.331s, 2036	2,113,024	223,795
IFB Ser. 3067, Class SI, IO, 6.331s, 2035	910,847	102,256
IFB Ser. 3033, Class SG, IO, 6.331s, 2035	682,653	56,366
IFB Ser. 3114, Class TS, IO, 6.331s, 2030	2,511,072	258,826
IFB Ser. 3128, Class JI, IO, 6.311s, 2036	271,309	27,429
IFB Ser. 3240, Class S, IO, 6.301s, 2036	2,309,622	240,430
IFB Ser. 3229, Class BI, IO, 6.301s, 2036	86,092	7,796
IFB Ser. 3065, Class DI, IO, 6.301s, 2035	343,485	40,580
IFB Ser. 3210, Class S, IO, 6.281s, 2036	239,876	20,567
IFB Ser. 3145, Class GI, IO, 6.281s, 2036	223,947	26,135
IFB Ser. 3114, Class IP, IO, 6.281s, 2036	4,048,974	403,828
IFB Ser. 3510, Class IB, IO, 6.281s, 2036	840,640	108,016
IFB Ser. 3218, Class AS, IO, 6.261s, 2036	827,338	77,680
IFB Ser. 3221, Class SI, IO, 6.261s, 2036	999,294	92,730
IFB Ser. 3424, Class XI, IO, 6.251s, 2036	1,727,589	155,918
IFB Ser. 3485, Class SI, IO, 6.231s, 2036	531,705	64,035
IFB Ser. 3346, Class SC, IO, 6.231s, 2033	4,489,830	511,436
IFB Ser. 3346, Class SB, IO, 6.231s, 2033	2,536,479	287,999
IFB Ser. 3355, Class AI, IO, 6.181s, 2037	1,565,000	133,112
IFB Ser. 3355, Class MI, IO, 6.181s, 2037	744,823	62,053
IFB Ser. 3201, Class SG, IO, 6.181s, 2036	1,347,467	139,290
IFB Ser. 3203, Class SE, IO, 6.181s, 2036	1,157,812	118,785
IFB Ser. 3238, Class LI, IO, 6.171s, 2036	824,813	82,831
IFB Ser. 3171, Class PS, IO, 6.166s, 2036	1,067,312	107,799
IFB Ser. 3152, Class SY, IO, 6.161s, 2036	2,137,537	242,820
IFB Ser. 3510, Class DI, IO, 6.161s, 2035	1,349,051	141,121
IFB Ser. 3181, Class PS, IO, 6.151s, 2036	698,965	79,206
IFB Ser. 3366, Class SA, IO, 6.131s, 2037	1,572,510	142,502
IFB Ser. 3284, Class BI, IO, 6.131s, 2037	740,621	64,053
IFB Ser. 3199, Class S, IO, 6.131s, 2036	1,844,501	189,391
IFB Ser. 3284, Class LI, IO, 6.121s, 2037	2,266,379	229,445
IFB Ser. 3261, Class SA, IO, 6.111s, 2037	698,695	70,333
IFB Ser. 3359, Class SN, IO, 6.101s, 2037	1,090,984	92,087
IFB Ser. 3311, Class EI, IO, 6.091s, 2037	902,400	68,619
IFB Ser. 3311, Class IA, IO, 6.091s, 2037	1,215,212	122,766
IFB Ser. 3311, Class IB, IO, 6.091s, 2037	1,215,212	122,766
IFB Ser. 3311, Class IC, IO, 6.091s, 2037	1,215,212	122,766
IFB Ser. 3311, Class ID, IO, 6.091s, 2037	1,215,212	122,766
IFB Ser. 3311, Class IE, IO, 6.091s, 2037	1,828,725	184,745
IFB Ser. 3311, Class PI, IO, 6.091s, 2037	1,200,354	100,458
IFB Ser. 3265, Class SC, IO, 6.091s, 2037	473,781	45,770
IFB Ser. 3240, Class GS, IO, 6.061s, 2036	1,419,913	138,553
IFB Ser. 3257, Class SI, IO, 6.001s, 2036	608,469	52,569
IFB Ser. 3225, Class JY, IO, 5.971s, 2036	2,656,440	254,937
IFB Ser. 3502, Class DS, IO, 5.831s, 2039	574,013	50,845
IFB Ser. 3339, Class TI, IO, 5.821s, 2037	1,774,457	162,545
IFB Ser. 3284, Class CI, IO, 5.801s, 2037	3,587,034	332,535
IFB Ser. 2965, Class SA, IO, 5.731s, 2032	900,242	85,403
IFB Ser. 3397, Class SQ, IO, 5.651s, 2037	1,725,307	150,117
IFB Ser. 3500, Class SE, IO, 5.631s, 2039	581,161	39,277
IFB Ser. 3424, Class UI, IO, 5.441s, 2037	1,201,348	93,858
Ser. 3300, PO, zero %, 2037	421,069	361,741
Ser. 3226, Class YI, IO, zero %, 2036	1,427,819	3,168
Ser. 3176, Class YO, PO, zero %, 2036	100,000	90,721
Ser. 3142, PO, zero %, 2036	41,325	36,817
Ser. 3106, PO, zero %, 2036	57,680	49,380
Ser. 3084, Class ON, PO, zero %, 2035	61,047	48,744
Ser. 3078, PO, zero %, 2035	263,860	221,182
Ser. 3084, PO, zero %, 2035	69,942	69,070
Ser. 2971, Class KO, PO, zero %, 2035	75,484	74,646

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value

Freddie Mac
Ser. 2980, PO, zero %, 2035	$27,101	$23,549
Ser. 2587, Class CO, PO, zero %, 2032	137,038	124,846
Ser. 201, PO, zero %, 2029	169,895	144,298

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.789s, 2033	134,000	103,726
Ser. 00-1, Class G, 6.131s, 2033	468,000	145,588

GMAC Commercial Mortgage Securities, Inc.
144A Ser. 99-C3, Class G, 6.974s, 2036	418,345	301,208

Government National Mortgage Association
FRB Ser. 07-71, Class UC, zero %, 2037	13,124	12,968
FRB Ser. 07-61, Class YC, zero %, 2037	92,135	92,177
FRB Ser. 07-33, Class TB, zero %, 2037	74,349	74,061
FRB Ser. 07-6, Class TD, zero %, 2037	43,319	43,272
FRB Ser. 06-56, Class YF, zero %, 2036	50,456	45,417
FRB Ser. 98-2, Class EA, PO, zero %, 2028	42,273	37,584
IFB Ser. 07-41, Class SA, 38.31s, 2037	78,331	108,720
IFB Ser. 08-42, Class AI, IO, 7.372s, 2038	5,881,096	618,585
IFB Ser. 05-68, Class PU, IO, 6.985s, 2032	843,779	90,766
IFB Ser. 04-59, Class SC, IO, 6.882s, 2034	534,943	57,421
IFB Ser. 04-26, Class IS, IO, 6.882s, 2034	899,357	66,531
IFB Ser. 07-47, Class SA, IO, 6.782s, 2036	1,403,211	155,313
IFB Ser. 07-35, Class NY, IO, 6.582s, 2035	1,537,734	123,938
IFB Ser. 07-22, Class S, IO, 6.485s, 2037	725,270	73,829
IFB Ser. 05-84, Class AS, IO, 6.485s, 2035	2,286,639	235,720
IFB Ser. 07-51, Class SJ, IO, 6.435s, 2037	911,625	88,702
IFB Ser. 07-53, Class SY, IO, 6.42s, 2037	2,487,415	236,048
IFB Ser. 07-58, Class PS, IO, 6.385s, 2037	737,296	58,777
IFB Ser. 07-41, Class SM, IO, 6.385s, 2037	270,766	25,682
IFB Ser. 07-41, Class SN, IO, 6.385s, 2037	276,317	25,792
IFB Ser. 04-88, Class S, IO, 6.385s, 2032	1,164,895	74,654
IFB Ser. 07-59, Class PS, IO, 6.355s, 2037	718,602	52,293
IFB Ser. 07-59, Class SP, IO, 6.355s, 2037	247,918	18,405
IFB Ser. 07-16, Class KU, IO, 6.335s, 2037	321,374	33,656
IFB Ser. 07-17, Class AI, IO, 6.232s, 2037	3,043,607	318,318
IFB Ser. 07-78, Class SA, IO, 6.212s, 2037	4,574,647	369,888
IFB Ser. 06-26, Class S, IO, 6.185s, 2036	6,960,873	606,912
IFB Ser. 08-2, Class SM, IO, 6.182s, 2038	3,274,335	266,118
IFB Ser. 07-9, Class AI, IO, 6.182s, 2037	1,439,584	120,286
IFB Ser. 08-9, Class SK, IO, 6.165s, 2038	2,517,156	225,563
IFB Ser. 09-35, Class SP, IO, 6.082s, 2037	2,634,515	269,462
IFB Ser. 05-71, Class SA, IO, 6.042s, 2035	2,715,912	253,338
IFB Ser. 05-65, Class SI, IO, 6.035s, 2035	891,522	81,992
IFB Ser. 06-7, Class SB, IO, 6.005s, 2036	217,176	16,167
IFB Ser. 06-16, Class SX, IO, 5.975s, 2036	2,406,605	212,444
IFB Ser. 07-17, Class IB, IO, 5.935s, 2037	660,690	66,556
IFB Ser. 06-10, Class SM, IO, 5.935s, 2036	1,090,668	95,386
IFB Ser. 06-14, Class S, IO, 5.935s, 2036	975,496	77,399
IFB Ser. 05-57, Class PS, IO, 5.935s, 2035	1,667,861	156,642
IFB Ser. 06-11, Class ST, IO, 5.925s, 2036	600,798	50,939
IFB Ser. 07-7, Class JI, IO, 5.885s, 2037	1,765,892	150,988
IFB Ser. 07-25, Class KS, IO, 5.882s, 2037	1,595,940	128,612
IFB Ser. 07-21, Class S, IO, 5.882s, 2037	64,736	4,801
IFB Ser. 05-17, Class S, IO, 5.865s, 2035	1,312,390	122,041
IFB Ser. 07-31, Class AI, IO, 5.862s, 2037	900,691	66,405
IFB Ser. 07-62, Class S, IO, 5.832s, 2037	1,456,514	124,243
IFB Ser. 05-3, Class SN, IO, 5.785s, 2035	3,488,015	304,364
IFB Ser. 07-43, Class SC, IO, 5.782s, 2037	1,088,501	80,261
IFB Ser. 04-41, Class SG, IO, 5.685s, 2034	3,045,706	168,820
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	496,807	79,612
Ser. 06-36, Class OD, PO, zero %, 2036	34,015	28,012
Ser. 99-31, Class MP, PO, zero %, 2029	125,481	113,666

Putnam VT Diversified Income Fund 31

MORTGAGE-BACKED SECURITIES (41.4%)* cont.		Principal amount	Value

Granite Mortgages PLC FRB Ser. 03-2,
Class 3C, 7.589s, 2043 F	GBP	588,814	$114,851

Greenwich Capital Commercial Funding Corp.
FRB Ser. 06-GG7, Class A2, 6.032s, 2038		$1,589,000	1,549,583
Ser. 05-GG5, Class A2, 5.117s, 2037		1,463,000	1,409,525

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045		295,000	234,791
Ser. 06-GG6, Class A2, 5.506s, 2038		1,099,000	1,064,426

GS Mortgage Securities Corp. II 144A
Ser. 05-GG4, Class XC, IO, 0.235s, 2039		113,514,915	1,475,694

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †		62,310	1,122

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.072s, 2037		3,072,135	1,689,674

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.424s, 2037		2,894,438	1,570,589

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR9, Class 2A1, 6.69s, 2037		1,823,367	911,683
FRB Ser. 06-AR25, Class 5A1, 6.059s, 2036		713,280	328,696
FRB Ser. 07-AR15, Class 1A1, 5.971s, 2037		1,760,850	933,251
FRB Ser. 05-AR31, Class 3A1, 5.702s, 2036		3,071,094	1,627,680
FRB Ser. 07-AR11, Class 1A1, 5.292s, 2037		970,528	397,916

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.061s, 2036		1,095,172	543,173
FRB Ser. 06-A1, Class 5A1, 5.935s, 2036		1,269,231	748,846
FRB Ser. 06-A6, Class 1A1, 0.474s, 2036		1,063,672	452,009

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.26s, 2051		261,000	112,051
FRB Ser. 07-LD12, Class A3, 6.188s, 2051		2,582,000	2,096,437
FRB Ser. 07-LD11, Class A3, 6.007s, 2049		368,000	290,466
Ser. 07-CB20, Class A3, 5.863s, 2051		739,000	594,499
Ser. 07-CB20, Class A4, 5.794s, 2051		1,830,000	1,378,955
Ser. 06-CB17, Class A4, 5.429s, 2043		1,772,000	1,414,974
Ser. 06-LDP9, Class A3, 5.336s, 2047		4,377,000	3,355,385
Ser. 08-C2, Class X, IO, 0.644s, 2051		54,467,256	688,014

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.113s, 2051		53,121,748	366,641

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031		199,915	44,897
Ser. 98-C4, Class J, 5.6s, 2035		379,000	208,450

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012		804,000	735,254
Ser. 07-C2, Class A3, 5.43s, 2040		5,222,000	3,774,375
Ser. 07-C1, Class A4, 5.424s, 2040		6,872,000	4,995,112
Ser. 07-C2, Class A2, 5.303s, 2040		3,020,000	2,782,024

Lehman Mortgage Trust
IFB Ser. 07-4, Class 3A2, IO, 6.886s, 2037		808,595	89,091
IFB Ser. 07-2, Class 2A13, IO, 6.376s, 2037		1,445,322	147,452
IFB Ser. 06-9, Class 2A2, IO, 6.306s, 2037		1,638,139	165,288
IFB Ser. 06-7, Class 2A4, IO, 6.236s, 2036		2,712,291	270,632
IFB Ser. 06-7, Class 2A5, IO, 6.236s, 2036		2,565,046	255,940

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040		463,000	27,780
Ser. 04-1A, Class K, 5.45s, 2040		167,000	8,350
Ser. 04-1A, Class L, 5.45s, 2040		76,000	3,040

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036		990,353	580,904

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049		43,402,551	284,638

MORTGAGE-BACKED SECURITIES (41.4%)* cont.		Principal amount	Value

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035		$259,040	$189,536
Ser. 96-C2, Class JS, IO, 2.263s, 2028		786,183	25,189

Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 6.022s, 2050		196,000	158,766

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A2, 6.119s, 2049		241,000	213,888
Ser. 07-7, Class A2, 5.693s, 2050		1,127,000	1,063,227
Ser. 06-3, Class A4, 5.414s, 2046		1,296,000	999,374
Ser. 06-4, Class A2, 5.112s, 2049		1,611,000	1,523,045

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.881s, 2017		2,093,268	167,461

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043		611,000	543,790
FRB Ser. 07-IQ15, Class A2, 6.036s, 2049		2,378,000	2,160,100
Ser. 98-CF1, Class E, 7.35s, 2032		915,000	535,597

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		1,380,000	69,000
Ser. 07-HQ13, Class X1, IO, 0.818s, 2044		23,407,346	417,587

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1, 6.428s, 2037		3,740,432	1,570,981
Ser. 05-5AR, Class 2A1, 4.691s, 2035 F		781,683	371,300

Mortgage Capital Funding, Inc. Ser. 97-MC2,
Class X, IO, 1.988s, 2012		2,071	56

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		157,000	53,401

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		2,384,239	1,382,859

SBA CMBS Trust 144A Ser. 05-1A, Class E,
6.706s, 2035		222,000	198,115

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		133,000	73,150
Ser. 03-1A, Class N, 5s, 2018		158,000	80,580
Ser. 04-1A, Class M, 5s, 2018		143,000	70,070
Ser. 04-1A, Class N, 5s, 2018		137,000	56,170

Structured Adjustable Rate Mortgage Loan
Trust FRB Ser. 06-9, Class 1A1, 5.671s, 2036		836,837	388,429

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.943s, 2037		2,523,094	224,051
Ser. 07-4, Class 1A4, IO, 1s, 2037		2,679,493	79,456

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.441s, 2037		3,587,531	282,697

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014
(United Kingdom)	GBP	165,399	175,446
FRB Ser. 05-CT1A, Class D, 7.095s, 2014
(United Kingdom)	GBP	328,253	177,879

Ursus EPC 144A FRB Ser. 1-A, Class D,
6.938s, 2012 (Ireland)	GBP	178,663	73,524

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C31, Class A2, 5.421s, 2047		$3,812,000	3,498,870
Ser. 07-C30, Class A3, 5.246s, 2043		4,186,000	3,647,930
Ser. 07-C34, IO, 0.519s, 2046		14,062,139	213,476

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.619s, 2018		363,000	108,900

Wells Fargo Alternative Loan Trust FRB
Ser. 07-PA6, Class A1, 6.59s, 2037		9,434,792	4,917,517

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		5,703,513	27,947

Total Mortgage-backed securities (cost $166,217,303)			$163,665,190

32 Putnam VT Diversified Income Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE
OBLIGATIONS (26.4%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (9.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, July 1, 2039		$2,000,000	$2,117,812
4 1/2s, TBA, July 1, 2039		34,000,000	33,925,625

			36,043,437
U.S. Government Agency Mortgage Obligations (17.3%)
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, July 1, 2039		6,000,000	6,387,187
6s, TBA, July 1, 2024		1,000,000	1,058,594
5 1/2s, TBA, July 1, 2024		1,000,000	1,046,250
5s, February 1, 2037		626,682	638,922
5s, July 1, 2035 i		1,317,451	1,353,391
4 1/2s, April 1, 2039		32,879,268	32,843,304
4 1/2s, TBA, July 1, 2039		25,000,000	24,937,500

			68,265,148
Total U.S. government and agency
mortgage obligations (cost $103,707,482)			$104,308,585

U.S. TREASURY OBLIGATIONS (1.9%)*		Principal amount	Value

U.S. Treasury Bonds 5 1/4s, February 15, 2029 i		$2,028,000	$2,325,954

U.S. Treasury Notes 4 3/4s, May 31, 2012 i		1,807,000	1,978,828

U.S. Treasury Notes 4 3/4s, March 31, 2011 i		1,495,000	1,612,073

U.S. Treasury Notes 3 5/8s October 31, 2009 i		236,000	238,693

U.S. Treasury Notes 2 1/8s January 31, 2010 i		1,247,000	1,272,140

U.S. Treasury Notes 1 3/4s March 31, 2010 i		10,000	10,100

Total U.S. treasury obligations (cost $7,437,788)			$7,437,788

CORPORATE BONDS AND NOTES (16.2%)*		Principal amount	Value

Basic materials (1.1%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105
(Germany)	EUR	156,000	$185,248

Builders FirstSource, Inc. company
guaranty sr. notes FRN 5.133s, 2012		$220,000	94,600

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014		149,000	153,470

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		619,000	623,643

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		311,000	312,555

Georgia-Pacific Corp. notes 8 1/8s, 2011		40,000	40,000

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		75,000	77,250

Gerdau Ameristeel Corp. sr. notes 10 3/8s,
2011 (Canada)		178,000	181,115

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		185,000	83,250

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		114,000	115,995

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014		196,000	87,220

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		165,000	167,269

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		100,000	103,000

Nalco Co. 144A sr. notes 8 1/4s, 2017		52,000	52,260

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		74,717	10,834

CORPORATE BONDS AND NOTES (16.2%)* cont.		Principal amount	Value

Basic materials cont.
Novelis, Inc. company guaranty 7 1/4s, 2015		$86,000	$65,360

Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	50,000	65,988

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$320,000	247,200

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes
6 3/4s, 2015		155,000	136,400

Steel Dynamics, Inc. 144A sr. notes
7 3/4s, 2016		253,000	238,453

Stone Container Corp. sr. notes 8 3/8s, 2012		310,000	118,575

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)		189,000	203,175

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)		334,000	349,865

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)		391,000	404,685

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sub. notes Ser. B,
9 1/8s, 2014		120,000	55,800

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. sec. notes 11 1/2s, 2014		135,000	123,525

			4,296,735
Capital goods (1.0%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		72,000	66,060

Berry Plastics Corp. company
guaranty sr. notes FRN 5.881s, 2015		185,000	163,263

Bombardier, Inc. 144A sr. unsec. notes FRN
4.406s, 2013 (Canada)	EUR	94,000	105,911

Bombardier, Inc. 144A unsec. notes 6 3/4s,
2012 (Canada)		$1,350,000	1,269,000

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		383,000	373,425

General Cable Corp. company
guaranty sr. unsec. notes FRN 3.583s, 2015		155,000	125,550

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		528,000	491,040

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015		408,000	362,100

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		469,000	403,949

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12 1/4s, 2015		378,000	308,070

Titan International, Inc. company
guaranty 8s, 2012		93,000	84,165

			3,752,533
Communication services (1.4%)
American Tower Corp. sr. unsec. notes
7s, 2017		325,000	314,438

CCH I Holdings, LLC company
guaranty sr. unsec. unsub. notes 12 1/8s,
2015 (In default) †		15,000	94

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †		47,000	49,585

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		548,000	575,400

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013		195,000	201,094

Cincinnati Bell, Inc. company guaranty
7s, 2015		442,000	395,590

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		195,000	192,075

Putnam VT Diversified Income Fund 33

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Communication services cont.
Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015	$500,000	$496,250

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	394,000	380,210

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	200,000	166,000

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012 (United Kingdom)	581,000	601,335

iPCS, Inc. company guaranty sr. sec.
notes FRN 3.153s, 2013	105,000	82,950

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	70,000	69,563

PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes
9 1/2s, 2015	110,000	95,425

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	273,000	249,113

Qwest Corp. sr. unsec. notes 7 1/2s, 2014	55,000	52,456

Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012	947,000	954,103

Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025	148,000	113,220

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	290,000	292,175

West Corp. company guaranty 9 1/2s, 2014	95,000	83,125

		5,364,201
Consumer cyclicals (2.9%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	394,000	267,920

AMC Entertainment, Inc. company
guaranty 11s, 2016	208,000	201,240

AMC Entertainment, Inc. sr. sub. notes
8s, 2014	171,000	145,778

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	130,000	56,550

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	121,000	98,010

CanWest Media, Inc. company guaranty 8s,
2012 (Canada) (In default) †	238,256	70,286

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	220,000	165,000

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	148,000	87,320

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	49,000	10,780

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	640,000	643,200

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	110,000	106,975

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	860,000	795,500

Echostar DBS Corp. company guaranty
6 5/8s, 2014	1,506,000	1,389,285

FelCor Lodging LP company guaranty
9s, 2011 R	427,000	375,760

Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011	503,000	467,790

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	316,000	303,360

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	139,000	137,808

Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	220,000	222,200

Grupo Televisa SA sr. unsec. notes 6s,
2018 (Mexico)	265,000	249,845

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
4.593s, 2014	$45,000	$36,225

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	615,000	593,475

Jostens IH Corp. company guaranty
7 5/8s, 2012	454,000	452,865

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes
8 1/8s, 2016	749,000	734,020

Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016	75,000	72,563

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	502,000	493,215

Liberty Media, LLC sr. notes 5.7s, 2013	116,000	100,340

Liberty Media, LLC sr. unsec. notes
7 7/8s, 2009	139,000	138,131

Masco Corp. sr. unsec. unsub. notes
6 1/8s, 2016	306,000	256,916

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	320,000	160,000

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	90,000	69,300

Meritage Homes Corp. sr. notes 7s, 2014	32,000	26,240

MGM Mirage, Inc. company guaranty
8 1/2s, 2010	51,000	46,283

MGM Mirage, Inc. company guaranty
6 3/4s, 2013	136,000	90,780

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	137,000	129,636

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	318,000	204,315

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	431,000	418,070

Oxford Industries, Inc. sr. notes
8 7/8s, 2011	79,000	79,000

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	240,000	205,200

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	251,000	249,745

Pulte Homes, Inc. company guaranty
7 7/8s, 2011	608,000	609,520

Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014	55,000	45,238

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	290,000	100,050

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015	153,000	120,870

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sec. notes 10s, 2013	108,000	86,670

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	214,000	60,990

Travelport LLC company guaranty 9 7/8s, 2014	141,000	93,765

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †	166,000	20,543

Vertis, Inc. company
guaranty sr. notes zero %, 2014 ‡‡	164,013	820

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †	61,000	122

34 Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (16.2%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †		$177,000	$443

			11,489,957
Consumer staples (0.4%)
Archibald Candy Corp. company guaranty 10s,
2009 (In default) F †		77,746	1,201

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes
7 3/4s, 2016		205,000	142,475

Del Monte Corp. sr. sub. notes 8 5/8s, 2012		470,000	475,875

Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012		262,000	259,380

Rite Aid Corp. company guaranty 9 1/2s, 2017		201,000	130,650

Rite Aid Corp. sec. notes 7 1/2s, 2017		230,000	179,975

United Rentals North America, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2012		334,000	323,980

			1,513,536
Energy (3.5%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		1,110,000	1,012,875

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		235,000	145,700

Chesapeake Energy Corp. sr. notes
7 1/2s, 2013		903,000	864,623

Complete Production Services, Inc. company
guaranty 8s, 2016		380,000	324,900

Comstock Resources, Inc. sr. notes
6 7/8s, 2012		420,000	403,200

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		175,000	105,875

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		235,000	223,250

Dong Energy A/S jr. unsec. sub. notes FRN
5 1/2s, 2035 (Denmark)	EUR	156,000	190,047

Empresa Nacional del Petroleo 144A
sr. unsec. notes 6 1/4s, 2019 (Chile)		$700,000	694,008

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		395,000	341,675

Forest Oil Corp. sr. notes 8s, 2011		465,000	462,675

Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Russia)		240,000	180,000

Gaz Capital SA sr. unsec. notes Ser. REGS,
7.288s, 2037 (Russia)		335,000	251,250

Gaz Capital SA 144A company
guaranty sr. unsec. bond 8.146s, 2018
(Russia)		149,000	133,175

Gaz Capital SA 144A company
guaranty sr. unsec. bond 7.343s, 2013
(Russia)		129,000	124,391

Gaz Capital SA 144A sr. unsec. 6.51s, 2022
(Russia)		207,000	155,250

Harvest Operations Corp. sr. notes
7 7/8s, 2011		456,000	383,040

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016		325,000	296,563

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		395,000	357,969

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes
8 3/8s, 2014		150,000	132,375

Lukoil International Finance 144A company
guaranty 6.656s, 2022 (Russia)		430,000	348,300

CORPORATE BONDS AND NOTES (16.2%)* cont.		Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014		$294,000	$270,848

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011		193,871	196,881

Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014		260,000	266,223

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		620,000	585,900

Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s,
2035 (Mexico)		380,000	343,684

Pemex Project Funding Master Trust company
guaranty unsec. unsub. notes 6 5/8s, 2038
(Mexico)		75,000	64,875

Pemex Project Funding Master Trust company
guaranty unsec. unsub. notes 5 3/4s, 2018
(Mexico)		480,000	441,600

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019
(Brazil)		900,000	970,920

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		120,000	119,400

Petroleos Mexicanos 144A notes 8s, 2019
(Mexico)		997,000	1,081,745

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 6s, 2022 (Trinidad)		433,000	361,122

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018		205,000	172,200

Petroplus Finance, Ltd. 144A company
guaranty 6 3/4s, 2014 (Bermuda)		270,000	232,200

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015		60,000	56,100

Plains Exploration & Production Co. company
guaranty 7s, 2017		60,000	52,500

Power Sector Assets & Liabilites
Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s, 2019
(Philippines)		450,000	453,375

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014		420,000	416,850

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017		262,000	248,900

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		290,000	247,950

Williams Cos., Inc. (The) notes 7 3/4s, 2031		150,000	135,000

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019		170,000	167,875

			14,017,289
Financials (3.2%)
Banco Do Brasil 144A sr. unsec. 5.002s, 2017
(Brazil)	BRL	393,000	188,086

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.683s, 2012		$747,313	650,204

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2010		43,000	41,925

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012		44,000	37,312

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012		298,000	248,830

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		44,000	38,500

Putnam VT Diversified Income Fund 35

CORPORATE BONDS AND NOTES (16.2%)* cont.		Principal amount	Value

Financials cont.
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012		$322,000	$268,870

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.868s, 2014		31,000	21,700

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037		160,000	140,686

HSBC Capital Funding LP/ Jersey Channel
Islands company guaranty sub. FRB 5.13s,
2049 (United Kingdom)	EUR	208,000	209,220

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$70,000	51,538

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014		50,000	40,813

JPMorgan Chase & Co. 144A sr. unsec.
notes FRN 6.46s, 2017		500,000	374,200

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 11.73s, 2011	RUB	18,000,000	524,863

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.17s, 2012	INR	14,000,000	289,645

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		$105,000	95,025

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		184,000	149,500

Liberty Mutual Insurance 144A notes 7.697s, 2097		480,000	287,152

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 1.292s, 2011		265,000	245,384

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB 6.97s,
2016 (Russia)		250,000	220,198

RSHB Capital SA for OJSC Russian
Agricultural Bank 144A notes 9s, 2014
(Luxembourg)		390,000	393,900

Russian Agricultural Bank 144A notes 7 3/4s,
2018 (Russia)		370,000	333,000

Russian Agricultural Bank 144A notes 7 1/8s,
2014 (Russia)		370,000	347,800

Shinhan Bank 144A sr. unsec. bond 6s, 2012
(South Korea)		790,000	786,550

UBS Luxembourg SA for Sberbank
sub. bonds stepped-coupon 6.23s (7.429s,
2/11/10), 2015 (Russia) ††		1,040,000	968,375

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.758s, 2014		45,000	29,250

VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		400,000	328,000

VTB Capital SA 144A bonds 6 1/4s, 2035
(Russia)		695,000	569,900

VTB Capital SA 144A notes 7 1/2s, 2011
(Russia)		639,000	635,805

VTB Capital SA 144A notes 6 7/8s, 2018
(Russia)		781,000	702,900

VTB Capital SA 144A sec. notes 6.609s, 2012
(Russia)		3,676,000	3,407,873

			12,627,004
Government (—%)
Pemex Finance, Ltd. bonds 9.69s, 2009
(Mexico)		38,500	38,729

			38,729
Health care (1.1%)
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		223,000	218,540

DaVita, Inc. company guaranty 6 5/8s, 2013		119,000	112,158

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Health care cont.
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	$165,000	$150,563

HCA, Inc. company guaranty sr. notes 9 5/8s,
2016 ‡‡	60,000	59,400

HCA, Inc. sr. sec. notes 9 1/4s, 2016	400,000	394,000

HCA, Inc. sr. sec. notes 9 1/8s, 2014	205,000	202,950

Omnicare, Inc. company guaranty 6 3/4s, 2013	170,000	153,000

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	460,000	415,150

Select Medical Corp. company
guaranty 7 5/8s, 2015	522,000	424,125

Service Corporation International
debs. 7 7/8s, 2013	63,000	60,480

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	542,000	504,060

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	225,000	156,375

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes zero %, 2015 ‡‡	160,000	123,200

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	328,000	344,400

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	328,000	330,460

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	372,000	356,190

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	260,000	267,800

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	135,000	126,563

		4,399,414
Technology (0.4%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	253,000	168,245

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s, 2013
(Singapore)	90,000	91,800

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	227,000	189,829

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	125,000	103,906

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	376,000	189,880

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	10,000	3,400

Iron Mountain, Inc. company guaranty
8 5/8s, 2013	160,000	159,600

Iron Mountain, Inc. company guaranty
6 5/8s, 2016	140,000	125,300

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	440,000	410,850

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †	11,000	14

Sanmina Corp. sr. unsec. sub. notes
8 1/8s, 2016	111,000	80,891

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	256,000	241,920

		1,765,635
Transportation (0.1%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	245,000	221,725

		221,725

36 Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Utilities and power (1.1%)
AES Corp. (The) sr. unsec. unsub. notes
8s, 2017	$105,000	$97,650

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	178,000	178,000

Allegheny Energy Supply 144A sr. unsec. bond
8 1/4s, 2012	180,000	187,289

CMS Energy Corp. sr. notes 7 3/4s, 2010	155,000	161,435

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)	290,000	267,649

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	109,000	88,835

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	48,000	42,960

Edison Mission Energy sr. unsec. notes
7.2s, 2019	205,000	152,725

Edison Mission Energy sr. unsec. notes
7s, 2017	17,000	13,048

El Paso Natural Gas Co. debs. 8 5/8s, 2022	160,000	172,812

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	95,000	90,725

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	1,182,000	1,152,450

NRG Energy, Inc. sr. notes 7 3/8s, 2016	170,000	160,863

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	550,000	569,250

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
7.2s, 2011	150,000	154,679

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
7s, 2012	255,000	259,461

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
6 3/4s, 2015	24,000	23,029

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	127,000	132,873

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	65,000	61,939

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	350,000	354,709

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	15,000	15,521

Vattenfall Treasury AB company guaranty jr.
unsec. sub. bond FRB 5 1/4s, 2049 (Sweden) EUR	156,000	195,678

		4,533,580
Total corporate bonds and notes (cost $70,636,984)		$64,020,338

ASSET-BACKED SECURITIES (8.3%)*	Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 1.004s, 2035	$69,508	$23,758

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.464s, 2036	94,000	19,136
FRB Ser. 06-HE3, Class A2C, 0.464s, 2036	100,000	26,069

Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030	38,835	30,673

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 2.064s, 2033	187,630	34,633

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	326,000	35,860
Ser. 04-1A, Class E, 6.42s, 2039	175,000	31,500

ASSET-BACKED SECURITIES (8.3%)* cont.	Principal amount	Value

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.584s, 2033	$22,925	$2,811
FRB Ser. 06-W4, Class A2C, 0.474s, 2036	178,000	56,851

Asset Backed Funding Certificates FRB
Ser. 04-OPT2, Class M2, 1.314s, 2033	156,421	103,615

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.504s, 2036	27,823	14,305
FRB Ser. 06-HE4, Class A5, 0.474s, 2036	106,596	63,395

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 1.015s, 2033	198,404	73,409

BankAmerica Manufactured Housing Contract
Trust Ser. 97-2, Class M, 6.9s, 2028	70,000	90,845

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 3.564s, 2034	45,576	13,285
FRB Ser. 06-PC1, Class M9, 2.064s, 2035	52,102	521
FRB Ser. 05-HE1, Class M3, 1.244s, 2035	210,000	101,205

Bombardier Capital Mortgage
Securitization Corp.
FRB Ser. 00-A, Class A1, 0.479s, 2030	106,713	16,197
Ser. 00-A, Class A4, 8.29s, 2030	668,650	347,783
Ser. 00-A, Class A2, 7.575s, 2030	1,542,905	791,157
Ser. 99-B, Class A-5, 7.44s, 2020	44,920	22,909
Ser. 99-B, Class A4, 7.3s, 2016	488,500	234,471
Ser. 99-B, Class A3, 7.18s, 2015	817,286	398,878

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.734s, 2035	41,642	18,490

Conseco Finance Securitizations Corp.
FRB Ser. 02-1, Class M1A, 2.359s, 2033	1,609,000	553,670
FRB Ser. 01-4, Class M1, 2.07s, 2033	241,000	57,636
Ser. 00-2, Class A5, 8.85s, 2030	867,023	625,982
Ser. 00-4, Class A6, 8.31s, 2032	2,261,045	1,586,731
Ser. 00-5, Class A7, 8.2s, 2032	214,000	156,599
Ser. 00-1, Class A5, 8.06s, 2031	636,437	420,799
Ser. 00-4, Class A5, 7.97s, 2032	136,794	93,736
Ser. 00-5, Class A6, 7.96s, 2032	372,444	275,923
Ser. 02-1, Class M1F, 7.954s, 2033	12,000	7,223
Ser. 01-3, Class M2, 7.44s, 2033	26,260	751
Ser. 01-4, Class A4, 7.36s, 2033	139,886	119,977
Ser. 00-6, Class A5, 7.27s, 2031	52,039	43,085
Ser. 01-1, Class A5, 6.99s, 2032	81,511	66,185
Ser. 01-3, Class A4, 6.91s, 2033	2,147,910	1,769,489
Ser. 02-1, Class A, 6.681s, 2033	618,232	566,680

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.834s, 2035	41,000	30,134
FRB Ser. 05-14, Class 3A2, 0.554s, 2036	19,751	15,303
FRB Ser. 06-4, Class 2A2, 0.494s, 2036	1,551,822	1,024,203

Credit-Based Asset Servicing and
Securitization FRB Ser. 07-CB1, Class AF1A,
0.384s, 2037	1,368,308	672,113

Crest, Ltd. 144A Ser. 03-2A, Class E2,
8s, 2038	361,000	108,300

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.984s, 2035	68,804	30,934

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
0.464s, 2036	154,000	53,790

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.644s, 2036	217,000	75,896
FRB Ser. 06-2, Class 2A3, 0.484s, 2036	309,000	80,485

Putnam VT Diversified Income Fund 37

ASSET-BACKED SECURITIES (8.3%)* cont.		Principal amount	Value

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012		$502,000	$476,817

Granite Mortgages PLC FRB Ser. 03-2,
Class 2C1, 5.2s, 2043 F	EUR	1,225,000	203,800

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$673,275	605,948
Ser. 94-4, Class B2, 8.6s, 2019		275,485	159,622
Ser. 93-1, Class B, 8.45s, 2018		226,580	165,912
Ser. 99-5, Class A5, 7.86s, 2030		2,839,478	2,162,302
Ser. 96-8, Class M1, 7.85s, 2027		304,000	156,622
Ser. 95-8, Class B1, 7.3s, 2026		285,417	158,247
Ser. 95-4, Class B1, 7.3s, 2025		289,077	189,694
Ser. 97-6, Class M1, 7.21s, 2029		182,000	84,953
Ser. 95-F, Class B2, 7.1s, 2021		21,571	16,444
Ser. 96-1, Class M1, 7s, 2027		320,307	238,911
Ser. 93-3, Class B, 6.85s, 2018		16,513	11,832
Ser. 98-3, Class A6, 6.76s, 2030		631,113	517,664
Ser. 99-3, Class A7, 6.74s, 2031		470,560	429,701

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,301,871	2,146,216
Ser. 99-5, Class M1A, 8.3s, 2026		119,000	69,270
Ser. 99-5, Class A4, 7.59s, 2028		29,578	26,842

GS Auto Loan Trust 144A Ser. 04-1, Class D,
5s, 2011		112,522	111,397

GSAMP Trust
FRB Ser. 06-HE5, Class A2C, 0.464s, 2036		460,000	121,243
FRB Ser. 07-HE2, Class A2A, 0.434s, 2047		1,998,673	1,369,091

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class E, 2.314s, 2030		289,000	14,450
FRB Ser. 05-1A, Class E, 2.114s, 2030		63,492	6,349

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.644s, 2036		108,000	41,629

Lehman ABS Manufactured Housing Contract
Ser. 01-B, Class A4, 5.27s, 2018		38,283	25,612

Lehman XS Trust
FRB Ser. 07-6, Class 2A1, 0.524s, 2037		938,309	288,027
Ser. 07-6, Class 3A6, 6 1/2s, 2037		1,213,381	720,303

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.317s, 2036		660,000	46,200
FRB Ser. 02-1A, Class FFL, 3.065s, 2037		1,135,000	170,250

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F		1,391,555	605,326

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.934s, 2035		240,000	81,881
FRB Ser. 06-4, Class 2A4, 0.574s, 2036		103,000	27,154
FRB Ser. 06-1, Class 2A3, 0.504s, 2036		114,661	51,155

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.564s, 2032		925,076	555,046

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.464s, 2036		54,000	21,407

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		91,226	40,589

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.514s, 2034		59,066	4,715
FRB Ser. 05-HE2, Class M5, 0.994s, 2035		150,000	106,816
FRB Ser. 05-HE1, Class M3, 0.834s, 2034		150,000	92,338
FRB Ser. 06-NC4, Class M2, 0.614s, 2036		210,000	1,279

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.308s, 2039		500,000	100,000

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		30,733	28,942

ASSET-BACKED SECURITIES (8.3%)* cont.	Principal amount	Value

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 2.364s, 2033	$11,794	$4,767

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.474s, 2036	130,000	48,286
FRB Ser. 06-2, Class A2C, 0.464s, 2036	130,000	32,268

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,098,259	516,182
Ser. 99-D, Class A1, 7.84s, 2029	641,434	436,175
Ser. 00-A, Class A2, 7.765s, 2017	91,496	48,046
Ser. 95-B, Class B1, 7.55s, 2021	123,061	68,792
Ser. 00-D, Class A4, 7.4s, 2030	709,000	432,192
Ser. 02-B, Class A4, 7.09s, 2032	266,913	206,432
Ser. 99-B, Class A4, 6.99s, 2026	676,201	515,531
Ser. 00-D, Class A3, 6.99s, 2022	198,353	191,049
Ser. 01-D, Class A4, 6.93s, 2031	370,620	246,385
Ser. 98-A, Class M, 6.825s, 2028	43,000	19,726
Ser. 01-E, Class A4, 6.81s, 2031	611,654	473,976
Ser. 01-C, Class A2, 5.92s, 2017	811,088	329,790
Ser. 01-D, Class A3, 5.9s, 2022	17,814	7,879
Ser. 02-C, Class A1, 5.41s, 2032	864,165	570,349
Ser. 01-E, Class A2, 5.05s, 2019	588,752	401,600
Ser. 02-A, Class A2, 5.01s, 2020	79,207	40,617

Oakwood Mortgage Investors, Inc. 144A
FRB Ser. 01-B, Class A2, 0.694s, 2018	45,694	25,640
Ser. 01-B, Class A4, 7.21s, 2030	121,413	97,454

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.144s, 2036	98,000	10,794

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
0.444s, 2036	197,000	65,750

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.504s, 2036	110,430	61,064
FRB Ser. 07-RZ1, Class A2, 0.474s, 2037	154,000	48,759

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.964s, 2035	150,000	1,235
FRB Ser. 07-NC2, Class A2B, 0.454s, 2037	144,000	40,913
FRB Ser. 07-BR5, Class A2A, 0.444s, 2037	32,177	19,467
FRB Ser. 07-BR4, Class A2A, 0.404s, 2037	41,157	25,066
FRB Ser. 07-BR3, Class A2A, 0.384s, 2037	4,131,803	2,479,082

SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO, 0.524s, 2036	219,000	51,753

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.484s, 2036	104,000	58,824
FRB Ser. 06-3, Class A3, 0.474s, 2036	461,000	186,807

South Coast Funding 144A FRB Ser. 3A,
Class A2, 2.156s, 2038	120,000	1,200

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.574s, 2036	104,000	2,414

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.602s, 2015	1,261,977	782,426

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	395,000	23,700

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037	351,000	26,325

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.424s, 2037	1,279,917	716,753

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.992s, 2044
(United Kingdom)	189,615	22,754

Total asset-backed securities (cost $48,919,015)		$32,777,598

38 Putnam VT Diversified Income Fund

FOREIGN GOVERNMENT BONDS		Principal
AND NOTES (8.2%)*		amount/units	Value

Argentina (Republic of) bonds Ser. VII,
zero %, 2013		$281,000	$166,914

Argentina (Republic of) bonds FRB
zero %, 2013		2,362,000	741,668

Argentina (Republic of) sr. unsec.
unsub. bond FRN Ser. STRP, 1.683s, 2009		6,854,000	863,604

Argentina (Republic of) sr. unsec.
unsub. bonds Ser. $V, 10 1/2s, 2012	ARS	1,080,000	151,200

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 1.683s, 2012		$6,854,000	1,644,960

Argentina (Republic of) sr. unsec.
unsub. notes Ser. $dis, 8.28s, 2033		990,008	524,704

Banco Nacional de Desenvolvimento Economico
e Social 144A notes 6 1/2s, 2019 (Brazil)		620,000	621,240

Banco Nacional de Desenvolvimento Economico
e Social 144A sr. unsec.
unsub. notes 6.369s, 2018 (Brazil)		160,000	157,200

Brazil (Federal Republic of) notes
zero %, 2017	BRL	1,350	600,636

Brazil (Federal Republic of)
sr. notes 5 7/8s, 2019		$905,000	913,145

Brazil (Federal Republic of) sr. unsec.
bonds 6s, 2017		740,000	764,131

Canada (Government of) bonds Ser. WL43,
5 3/4s, 2029	CAD	585,000	625,637

Colombia (Republic of) sr. unsec.
unsub. notes 10s, 2012		$216,000	249,383

Ecuador (Republic of) regs notes Ser. REGS,
9 3/8s, 2015 (In default) †		100,000	70,879

Indonesia (Republic of) 144A sr. unsec.
notes 11 5/8s, 2019		755,000	951,240

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		550,000	500,500

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		280,000	278,830

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		575,000	465,169

Industrial Bank Of Korea 144A
sr. notes 7 1/8s, 2014 (South Korea)		1,190,000	1,227,074

Israel (State of) bonds 5 1/8s, 2019		127,000	126,069

Japan (Government of) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY	184,690,000	1,668,019

Japan (Government of) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	693,668,000	6,299,030

Peru (Republic of) sr. unsec.
unsub. bonds 8 3/4s, 2033		$575,000	698,315

Peru (Republic of) sr. unsec.
unsub. notes 7 1/8s, 2019		675,000	718,875

Russia (Federation of) 144A unsec.
unsub. bonds 5s, 2030		1,652,712	1,623,525

Sweden (Government of) debs. Ser. 1041,
6 3/4s, 2014	SEK	26,845,000	4,125,585

Turkey (Republic of) bonds 16s, 2012	TRY	190,000	131,798

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2019		$1,210,000	1,249,470

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2017		750,000	782,663

Ukraine (Government of) 144A sr. unsec.
notes FRN 5.151s, 2009		835,000	813,883

United Mexican States sr. unsec.
unsub. bonds Ser. MTN, 8.3s, 2031		57,000	67,361

Venezuela (Republic of) bonds 8 1/2s, 2014		480,000	337,853

FOREIGN GOVERNMENT BONDS	Principal
AND NOTES (8.2%)* cont.	amount/units	Value

Venezuela (Republic of) unsec. note FRN
Ser. REGS, 2.101s, 2011	$690,000	$555,629

Venezuela (Republic of) unsec.
notes 10 3/4s, 2013	1,410,000	1,151,928

Venezuela (Republic of)
unsub. bonds Ser. REGS, 5 3/8s, 2010	666,000	622,783

Total foreign government bonds and notes (cost $32,626,810)		$32,490,900

SENIOR LOANS (5.3%)* [c]	Principal amount	Value

Basic materials (0.5%)
Georgia-Pacific, LLC bank term loan FRN
Ser. B2, 2.32s, 2012	$174,485	$164,115

Huntsman International, LLC bank term loan
FRN Ser. B, 2.058s, 2014	1,143,333	1,020,425

NewPage Holding Corp. bank term loan FRN
4.067s, 2014	168,314	144,890

Novelis, Inc. bank term loan FRN Ser. B,
3.22s, 2014	370,570	322,087

Novelis, Inc. bank term loan FRN Ser. B,
2.32s, 2014	168,437	146,400

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. H, 4.595s, 2014	45,243	43,962

		1,841,879
Capital goods (0.3%)
Graham Packaging Co., LP bank term loan FRN
2.679s, 2011	96,537	91,520

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 3.22s, 2014	35,048	23,723

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2.616s, 2014	686,516	464,686

Mueller Water Products, Inc. bank term loan
FRN Ser. B, 6.476s, 2014	165,721	145,834

Polypore, Inc. bank term loan FRN Ser. B,
2.59s, 2014	189,218	172,661

Sensata Technologies BV bank term loan FRN
2.803s, 2013 (Netherlands)	251,532	190,326

Sequa Corp. bank term loan FRN 4.057s, 2014	257,268	200,240

Wesco Aircraft Hardware Corp. bank term loan
FRN 2.57s, 2013	64,000	55,808

		1,344,798
Communication services (0.9%)
Cebridge Connections, Inc. bank term loan
FRN 4.819s, 2014	127,000	107,738

Charter Communications Operating, LLC bank
term loan FRN 9 1/4s, 2014	187,625	183,873

Charter Communications, Inc. bank term loan
FRN 9 1/4s, 2014	665,940	599,762

Charter Communications, Inc. bank term loan
FRN 5 1/4s, 2014	150,000	118,763

Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 3/4s, 2015	388,203	290,182

Insight Midwest, LP bank term loan FRN
Ser. B, 2.32s, 2014	96,576	89,453

Intelsat Corp. bank term loan FRN Ser. B2,
2.819s, 2011	146,871	133,390

Intelsat Corp. bank term loan FRN Ser. B2-A,
2.819s, 2013	146,915	133,430

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.819s, 2013	146,871	133,390

Intelsat, Ltd. bank term loan FRN 3.319s,
2014 (Bermuda)	375,000	310,078

Putnam VT Diversified Income Fund 39

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value

Communication services cont.
Intelsat, Ltd. bank term loan FRN Ser. B,
2.819s, 2013 (Bermuda)	$390,000	$363,118

Level 3 Communications, Inc. bank term loan
FRN 3.155s, 2014	60,000	49,781

Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	55,000	56,513

Mediacom Communications Corp. bank term loan
FRN Ser. C, 1.79s, 2015	368,149	336,857

Mediacom Communications Corp. bank term loan
FRN Ser. D2, 2.04s, 2015	87,750	80,160

MetroPCS Wireless, Inc. bank term loan FRN
3.066s, 2013	243,723	231,506

PAETEC Holding Corp. bank term loan FRN
Ser. B1, 2.819s, 2013	47,282	45,036

TW Telecom, Inc. bank term loan FRN Ser. B,
2.32s, 2013	134,530	125,599

West Corp. bank term loan FRN 2.689s, 2013	62,936	57,542

		3,446,171
Consumer cyclicals (1.9%)
Affinion Group, Inc. bank term loan FRN
Ser. B, 2.809s, 2013	724,593	682,929

Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.071s, 2014	345,293	272,905

Building Materials Holdings Corp.
bank term loan FRN 3.067s, 2014	175,565	150,654

CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	60,267	50,323

Cenveo, Inc. bank term loan FRN Ser. C,
5.109s, 2014	170,723	159,200

Cenveo, Inc. bank term loan FRN Ser. DD,
5.109s, 2014	5,689	5,305

Citadel Communications bank term loan FRN
Ser. B, 2.953s, 2014	315,000	163,275

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	221,843	182,466

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.65s, 2014	160,000	37,267

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	440,598	102,623

GateHouse Media, Inc. bank term loan FRN
Ser. DD, 2.65s, 2014	164,402	38,292

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	73,182	48,849

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.475s, 2014	41,661	27,809

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	860,990	820,093

Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 4.092s, 2015	102,401	74,753

Isle of Capri Casinos, Inc. bank term loan
FRN 2.97s, 2014	177,861	160,164

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. A, 2.97s, 2014	55,344	49,837

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. B, 2.069s, 2014	71,144	64,066

Lear Corp. bank term loan FRN 3.168s, 2013	470,298	327,053

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.676s, 2013	88,926	70,375

National Bedding Co. bank term loan FRN
2.38s, 2011	50,356	42,970

Navistar Financial Corp. bank term loan FRN
4.271s, 2012	165,867	142,749

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Navistar International Corp. bank term loan
FRN 3.569s, 2012	$456,133	$392,560

R.H. Donnelley, Inc. bank term loan FRN
6 3/4s, 2011	385,681	301,216

R.H. Donnelley, Inc. bank term loan FRN
Ser. D1, 6 3/4s, 2011	204,416	159,572

Reader’s Digest Association, Inc. (The) bank
term loan FRN Ser. B, 2.643s, 2014	293,250	124,631

Realogy Corp. bank term loan FRN 0.166s, 2013	123,714	89,074

Realogy Corp. bank term loan FRN Ser. B,
4.177s, 2013	459,512	330,849

Six Flags Theme Parks bank term loan FRN
3.366s, 2015	556,574	521,986

Travelport bank term loan FRN 3.47s, 2013	20,686	16,161

Travelport bank term loan FRN Ser. B,
3.146s, 2013	158,282	123,658

Travelport bank term loan FRN Ser. DD,
2.819s, 2013	24,542	19,189

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	696,187	234,673

TRW Automotive, Inc. bank term loan FRN
Ser. B, 1 7/8s, 2014	329,300	289,235

United Components, Inc. bank term loan FRN
Ser. D, 3.21s, 2012	316,667	270,750

Universal City Development Partners, Ltd.
bank term loan FRN Ser. B, 6s, 2011	462,727	451,159

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.569s, 2014	367,000	272,760

Visteon Corp. bank term loan FRN Ser. B,
4 1/4s, 2013	450,000	184,500

Yankee Candle Co., Inc. bank term loan FRN
3.207s, 2014	65,352	58,164

		7,514,094
Consumer staples (0.4%)
Dole Food Co., Inc. bank term loan FRN
Ser. B, 7.965s, 2013	39,345	39,344

Dole Food Co., Inc. bank term loan FRN
Ser. C, 7.974s, 2013	146,602	146,601

Dole Food Co., Inc. bank term loan FRN
1.139s, 2013	22,449	22,449

Jarden Corp. bank term loan FRN Ser. B1,
2.97s, 2012	162,258	153,536

Jarden Corp. bank term loan FRN Ser. B2,
2.97s, 2012	81,137	76,776

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 3.066s, 2014	708,136	628,766

Rite-Aid Corp. bank term loan FRN Ser. B,
2.07s, 2014	79,000	62,861

RSC Equipment Rental, Inc. bank term loan
FRN 4.482s, 2013	219,000	167,535

Spectrum Brands, Inc. bank term loan FRN
2.803s, 2013 (In default) †	21,751	19,286

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 7.019s, 2013 (In default) †	386,700	342,874

		1,660,028
Energy (0.2%)
EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.314s, 2012	185,000	157,250

Hercules Offshore, Inc. bank term loan FRN
Ser. B, 2.96s, 2013	222,799	193,835

MEG Energy Corp. bank term loan FRN 3.22s,
2013 (Canada)	72,563	64,943

40 Putnam VT Diversified Income Fund

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. bank term loan FRN Ser. DD,
3.22s, 2013 (Canada)	$73,969	$66,017

Petroleum Geo-Services ASA bank term loan
FRN 2.97s, 2015 (Norway)	104,867	96,215

Targa Resources, Inc. bank term loan FRN
2.33s, 2012	251,387	240,075

Targa Resources, Inc. bank term loan FRN
1.095s, 2012	146,177	139,599

		957,934
Financials (—%)
Hub International, Ltd. bank term loan FRN
Ser. B, 3.72s, 2014	104,085	90,901

Hub International, Ltd. bank term loan FRN
Ser. DD, 3.72s, 2014	23,395	20,432

		111,333
Health care (0.5%)
Community Health Systems, Inc. bank term
loan FRN Ser. B, 2.898s, 2014	385,947	346,738

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 2.569s, 2014	19,863	17,845

Health Management Associates, Inc. bank term
loan FRN 2.97s, 2014	912,647	802,131

IASIS Healthcare Corp. bank term loan FRN
Ser. DD, 2.319s, 2014	74,986	68,518

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	20,198	18,456

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 6.289s, 2014	299,289	230,452

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 2.319s, 2014	216,687	197,998

LifePoint, Inc. bank term loan FRN Ser. B,
2.295s, 2012	155,192	147,016

Select Medical Corp. bank term loan FRN
Ser. B, 2.721s, 2012	15,000	14,088

Sun Healthcare Group, Inc. bank term loan
FRN 2.1s, 2014	19,507	17,117

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 3.175s, 2014	97,047	85,159

		1,945,518
Technology (0.3%)
Compucom Systems, Inc. bank term loan FRN
3.82s, 2014	100,094	90,085

First Data Corp. bank term loan FRN Ser. B1,
3.065s, 2014	267,528	199,977

First Data Corp. bank term loan FRN Ser. B3,
3.065s, 2014	285,625	213,416

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.381s, 2014 (Singapore)	141,454	116,194

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.037s, 2014 (Singapore)	492,259	404,356

Freescale Semiconductor, Inc. bank term loan
FRN 12 1/2s, 2014	79,642	69,488

		1,093,516
Utilities and power (0.3%)
Dynegy Holdings, Inc. bank term loan FRN
1.82s, 2013	143,000	127,905

Energy Future Holdings Corp. bank term loan
FRN Ser. B2, 3.821s, 2014	202,544	144,389

Energy Future Holdings Corp. bank term loan
FRN Ser. B3, 3.821s, 2014	162,548	115,836

NRG Energy, Inc. bank term loan FRN 2.72s,
2014	223,293	209,642

SENIOR LOANS (5.3%)* [c] cont.	Principal amount		Value

Utilities and power cont.
NRG Energy, Inc. bank term loan FRN 1.12s,
2014		$119,790	$112,466

Reliant Energy, Inc. bank term loan FRN
0.3s, 2014		335,000	296,116

			1,006,354
Total senior loans (cost $25,086,936)			$20,921,625

PURCHASED OPTIONS OUTSTANDING (2.4%)*
	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International
for the right to pay a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$15,663,000	$109,262

Option on an interest rate swap
with Goldman Sachs International
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	15,663,000	1,981,691

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.03	25,080,000	472,256

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	15,663,000	122,328

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	20,596,000	1,108,065

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	20,596,000	1,112,184

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.03	25,080,000	2,549,131

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	15,663,000	2,011,286

Total purchased options outstanding (cost $5,985,775)			$9,466,203

Putnam VT Diversified Income Fund 41

CONVERTIBLE BONDS AND NOTES (0.2%)*		Principal amount		Value

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012			$510,000	$400,350
General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R			455,000	154,700

Steel Dynamics, Inc. cv. sr. notes
5 1/8s, 2014			235,000	257,031

Total convertible bonds and notes (cost $1,109,483)				$812,081

PREFERRED STOCKS (—%)*			Shares	Value

Preferred Blocker, Inc. 144A 7.00% cum. pfd.			163	$70,100

Total preferred stocks (cost $54,831)				$70,100

COMMON STOCKS (—%)*			Shares	Value

AboveNet, Inc. †			265	$21,460

Bohai Bay Litigation, LLC (Units) F			842	39,161

Vertis Holdings, Inc. F †			8,044	8

Total common stocks (cost $11,843)				$60,629

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/8/10	$24.00	102	$5,865

New ASAT (Finance), Ltd.
(Cayman Islands) F	2/1/11	0.01	2,860	1

Smurfit Kappa Group
PLC 144A (Ireland)	10/1/13	EUR 0.001	422	11,834

Vertis Holdings, Inc. F	10/18/15	$0.01	535	1

Total warrants (cost $16,054)				$17,701

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd. (acquired various dates from
12/2/04 to 12/22/04, cost $91,169) ‡			1,987	$2,484

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			627	784

Total convertible preferred stocks (cost $682,165)				$3,268

SHORT-TERM INVESTMENTS (21.5%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund e			69,310,523	$69,310,523

SSgA Prime Money Market Fund i			6,960,000	6,960,000

U.S. Treasury Cash Management Bills for
effective yields ranging from 0.45% to 0.46%,
April 1, 2010 i #			$3,793,000	3,779,447

U.S. Treasury Bills for effective yields ranging
from 0.45% to 0.48%, November 19, 2009 #			200,000	199,512

U.S. Treasury Bills for an effective yied of
zero %, November 19, 2009 i			4,475,000	4,470,524

Total short-term investments (cost $84,720,313)				$84,720,006
Total investments (cost $547,212,782)				$520,772,012

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand
Key to other fixed-income security abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $394,944,566.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2009 was $2,484, or less than 0.1% of net assets.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at June 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at June 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At June 30, 2009, liquid assets totaling $235,724,920 have been designated as collateral for open forward commitments, swap contracts, and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at June 30, 2009.

42 Putnam VT Diversified Income Fund

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at June 30, 2009 (as a percentage of Portfolio Value):

United States	89.0%	Canada	0.7%

Russia	2.1	Venezuela	0.5

Japan	1.6	Mexico	0.5

Sweden	0.9	Other	3.0

Brazil	0.9	Total	100.0%

Argentina	0.8

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate				Unrealized
face value $68,460,385)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$19,924,546	$19,898,246	7/15/09	$26,300

British Pound	1,155,571	1,150,828	7/15/09	4,743

Canadian Dollar	509,173	541,958	7/15/09	(32,785)

Danish Krone	333,791	339,953	7/15/09	(6,162)

Euro	16,564,299	16,649,293	7/15/09	(84,994)

Japanese Yen	12,056,217	12,117,392	7/15/09	(61,175)

Malaysian Ringgit	100,608	101,037	7/15/09	(429)

Mexican Peso	115,952	114,517	7/15/09	1,435

Norwegian Krone	10,865,363	11,202,721	7/15/09	(337,358)

Polish Zloty	3,636,313	3,598,437	7/15/09	37,876

South African Rand	1,057,857	1,006,949	7/15/09	50,908

Swedish Krona	1,694,760	1,739,054	7/15/09	(44,294)

Total				$(445,935)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $55,671,513)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$608,304	$609,955	7/15/09	$1,651

Brazilian Real	845,801	848,567	7/15/09	2,766

British Pound	9,380,669	9,273,863	7/15/09	(106,806)

Canadian Dollar	7,444,563	7,908,165	7/15/09	463,602

Czech Koruna	1,863,154	1,816,769	7/15/09	(46,385)

Euro	4,620,928	4,628,883	7/15/09	7,955

Japanese Yen	720,147	713,546	7/15/09	(6,601)

Norwegian Krone	1,818,564	1,889,949	7/15/09	71,385

Polish Zloty	1,896,246	1,877,040	7/15/09	(19,206)

South African Rand	1,021,236	973,137	7/15/09	(48,099)

Swedish Krona	9,900,065	10,139,710	7/15/09	239,645

Swiss Franc	14,649,395	14,856,735	7/15/09	207,340

Turkish Lira	135,534	135,194	7/15/09	(340)

Total				$766,907

FUTURES CONTRACTS				Unrealized
OUTSTANDING at	Number of		Expiration	appreciation/
6/30/09 (Unaudited)	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	2	$1,144,206	Sep-09	$1,204

Canadian Government Bond
10 yr (Short)	1	104,391	Sep-09	1,426

Euro-Bobl 5 yr (Short)	1	162,092	Sep-09	(1,036)

Euro-Bund 10 yr (Long)	183	31,109,327	Sep-09	451,419

Euro-Dollar 90 day (Short)	364	90,390,300	Sep-09	(1,620,654)

Euro-Dollar 90 day (Short)	489	121,143,638	Dec-09	(2,826,256)

Euro-Dollar 90 day (Short)	16	3,953,000	Mar-10	(100,169)

Euro-Euribor Interest Rate
90 day (Long)	56	19,211,774	Dec-10	26,507

Euro-Euribor Interest Rate
90 day (Long)	68	23,413,315	Sep-10	69,583

Euro-Euribor Interest Rate
90 day (Short)	56	19,423,076	Dec-09	(115,458)

Euro-Euribor Interest Rate
90 day (Short)	68	23,617,386	Sep-09	(135,838)

Euro-Schatz 2 yr (Short)	76	11,513,362	Sep-09	(58,760)

Japanese Government Bond
10 yr (Short)	3	4,300,394	Sep-09	2,581

Japanese Government Bond
10 yr Mini (Long)	22	3,155,906	Sep-09	56,313

Sterling Interest Rate 90 day (Long)	11	2,203,860	Sep-10	(10,825)

Sterling Interest Rate 90 day (Short)	11	2,238,038	Sep-09	(6,676)

U.K. Gilt 10 yr (Short)	89	17,299,062	Sep-09	(179,667)

U.S. Treasury Bond 20 yr (Long)	377	44,621,484	Sep-09	480,791

U.S. Treasury Note 2 yr (Short)	262	56,649,313	Sep-09	103,311

U.S. Treasury Note 5 yr (Short)	140	16,060,625	Sep-09	160,787

U.S. Treasury Note 10 yr (Long)	412	47,901,438	Sep-09	355,664

Total				$(3,345,753)

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $7,601,496)	Contract	date/
(Unaudited)	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.40%
versus the three month USD-LIBOR-BBA
maturing November 9, 2019.	$47,455,000	Nov-09/4.40	$3,026,680

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	3,985,000	Sep-13/4.82	180,560

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	19,678,500	May-12/5.51	2,208,518

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.40% versus the three month
USD-LIBOR-BBA maturing
November 9, 2019.	47,455,000	Nov-09/4.40	1,083,397

Putnam VT Diversified Income Fund 43

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $7,601,496)	Contract	date/
(Unaudited) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.82% versus the three month
USD-LIBOR-BBA maturing
September 12, 2018.	$3,985,000	Sep-13/4.82	$158,404

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	20,596,000	Jun-10/5.23	459,085

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	20,596,000	Jun-10/5.235	459,291

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.51% versus the three month
USD-LIBOR-BBA maturing May 14, 2022.	19,678,500	May-12/5.51	917,215

Total			$8,493,150

TBA SALE COMMITMENTS OUTSTANDING at 6/30/09
(proceeds receivable
$41,041,094) (Unaudited)	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, July 1, 2039	$42,000,000	7/13/09	$41,895,000

Total			$41,895,000

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$25,016,000		$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$578,535

	19,200,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(1,428,519)

	180,330,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	6,477,281

	5,053,000		—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	(236,413)

	13,317,000		(56,115)	10/8/38	3 month USD-LIBOR-BBA	4.30%	359,036

	14,167,000		12,879	10/20/10	3 month USD-LIBOR-BBA	3.00%	415,971

	470,841,000		—	12/22/10	3 month USD-LIBOR-BBA	1.515%	2,418,504

	36,123,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(2,879,930)

	20,192,000		—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(491,172)

	22,126,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	903,268

	7,819,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(943,181)

Barclays Bank PLC
	28,712,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	370,349

	32,163,000		—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(2,798,273)

	4,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.632%	(25,790)

Citibank, N.A.
JPY	812,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(462,500)

GBP	19,370,000	E	—	6/9/11	6 month GBP-LIBOR-BBA	3.0575%	35,392

GBP	19,370,000		—	6/9/10	1.7075%	6 month GBP-LIBOR-BBA	(44,517)

GBP	19,410,000	E	—	6/10/11	6 month GBP-LIBOR-BBA	3.09%	44,092

EUR	4,242,000	E	—	6/12/24	6 month EUR-EURIBOR-REUTERS	5.1275%	18,642

EUR	4,848,000	E	—	6/20/24	6 month EUR-EURIBOR-REUTERS	5.135%	15,545

MXN	31,880,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	189,771

MXN	9,565,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	58,002

	$82,885,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	3,450,085

	4,884,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	(305,225)

	258,788,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	8,091,509

	45,571,000		—	2/24/16	2.77%	3 month USD-LIBOR-BBA	1,192,106

	31,910,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(590,860)

44 Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
MXN	22,700,000		$—	3/28/13	1 month MXN-TIIE-BANXICO	6.9425%	$1,041

	$8,599,000		—	4/6/39	3.295%	3 month USD-LIBOR-BBA	1,244,408

	14,024,000		—	5/11/39	3.8425%	3 month USD-LIBOR-BBA	724,450

Citibank, N.A., London
JPY	960,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	480,924

Credit Suisse International
	$9,974,900		—	9/16/10	3.143%	3 month USD-LIBOR-BBA	(344,103)

	106,351,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	3,316,092

	13,912,000		—	9/23/10	3 month USD-LIBOR-BBA	3.32%	513,934

	7,865,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	204,337

	9,000,000		—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(702,325)

	3,540,000		(37,837)	12/10/38	2.69%	3 month USD-LIBOR-BBA	852,367

	86,630,000		570,412	12/10/28	3 month USD-LIBOR-BBA	2.81%	(14,498,011)

	23,865,000		—	6/30/38	2.71%	3 month USD-LIBOR-BBA	5,885,856

	16,946,000		—	1/13/14	2.095%	3 month USD-LIBOR-BBA	408,240

	19,560,000		—	2/5/14	2.475%	3 month USD-LIBOR-BBA	157,293

	6,834,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(619,727)

SEK	72,920,000		—	4/7/14	2.735%	3 month SEK-STIBOR-SIDE	(20,275)

EUR	20,540,000		—	7/4/15	3.93163%	6 month EUR-EURIBOR-Telerate	(2,039,020)

	$4,430,000		—	4/28/39	3.50375%	3 month USD-LIBOR-BBA	486,658

SEK	72,920,000		—	5/4/14	3 month SEK-STIBOR-SIDE	2.625%	(47,503)

EUR	6,850,000		—	5/4/14	2.685%	6 month EUR-EURIBOR-REUTERS	52,125

EUR	13,480,000		—	5/8/14	2.705%	6 month EUR-EURIBOR-REUTERS	86,236

	$4,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	(39,417)

	4,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.632%	(25,790)

SEK	91,590,000	E	—	6/8/11	2.11%	3 month SEK-STIBOR-SIDE	(6,896)

SEK	91,590,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	(3,146)

	$14,359,000		—	6/5/39	4.29417%	3 month USD-LIBOR-BBA	(364,738)

SEK	30,530,000	E	—	6/8/11	2.22%	3 month SEK-STIBOR-SIDE	(6,540)

SEK	30,530,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	2,503

	$11,000,000		—	6/23/19	3 month USD-LIBOR-BBA	4.054%	295,294

Deutsche Bank AG
	41,713,000		—	4/21/14	2.51%	3 month USD-LIBOR-BBA	651,248

	209,623,000		—	5/12/11	1.43%	3 month USD-LIBOR-BBA	(23,961)

	4,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	(39,417)

	9,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.195%	362,224

EUR	19,370,000	E	—	6/11/11	6 month EUR-EURIBOR-REUTERS	2.45%	71,252

EUR	19,370,000		—	6/11/10	1.617%	6 month EUR-EURIBOR-REUTERS	(63,734)

EUR	19,420,000	E	—	6/14/11	6 month EUR-EURIBOR-REUTERS	2.47%	74,435

	$9,065,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(1,032,364)

	109,887,000		—	10/24/10	3 month USD-LIBOR-BBA	2.604%	2,465,834

	77,621,000		—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	745,999

ZAR	8,620,000		—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	27,386

	$47,098,000		—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	278,173

	58,876,000		—	12/5/13	2.590625%	3 month USD-LIBOR-BBA	400,884

	10,767,000		—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	(108,801)

	58,989,000		—	12/15/18	3 month USD-LIBOR-BBA	2.80776%	(4,270,912)

	14,639,000		—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(2,482,551)

	230,738,000		—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	1,275,542

	5,000,000		—	12/22/13	2.008%	3 month USD-LIBOR-BBA	166,801

	11,715,000		—	12/24/13	2.165%	3 month USD-LIBOR-BBA	313,817

	33,851,000		—	12/30/13	2.15633%	3 month USD-LIBOR-BBA	935,868

	14,324,000		—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(1,637,492)

	215,194,000		—	2/3/14	2.44%	3 month USD-LIBOR-BBA	2,033,142

	92,386,000		—	2/3/24	3 month USD-LIBOR-BBA	3.27%	(6,683,733)

Putnam VT Diversified Income Fund 45

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$21,575,000		$—	2/5/29	3 month USD-LIBOR-BBA	3.324%	$(2,035,782)

	56,273,000		—	2/5/14	2.44661%	3 month USD-LIBOR-BBA	528,780

	51,085,000		—	2/6/14	2.5529%	3 month USD-LIBOR-BBA	225,476

	20,125,000		—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(1,611,572)

	36,000,000		—	2/6/14	2.5675%	3 month USD-LIBOR-BBA	133,738

	16,000,000		—	2/9/14	2.525%	3 month USD-LIBOR-BBA	94,639

	16,000,000		—	2/10/14	2.55%	3 month USD-LIBOR-BBA	76,755

	35,330,000		—	2/10/14	2.5825%	3 month USD-LIBOR-BBA	114,819

	11,249,000		—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(829,097)

	22,010,000		—	2/25/14	2.4675%	3 month USD-LIBOR-BBA	208,325

	152,000,000		—	3/4/14	2.54%	3 month USD-LIBOR-BBA	1,013,793

	183,000,000		—	3/4/19	3 month USD-LIBOR-BBA	3.20087%	(6,123,520)

	58,000,000		—	3/4/39	3.37174%	3 month USD-LIBOR-BBA	7,292,139

	1,000,000		—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(22,857)

	1,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(19,953)

	1,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(17,012)

	202,562,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	1,085,683

	33,800,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	188,646

	187,000,000		—	3/30/14	2.36%	3 month USD-LIBOR-BBA	3,319,445

	86,000,000		—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(5,530,427)

	6,440,000	E	—	4/17/39	3.66904%	3 month USD-LIBOR-BBA	513,590

EUR	14,245,000	E	—	4/23/24	6 month EUR-EURIBOR-REUTERS	4.926%	(54,400)

Goldman Sachs International
JPY	549,700,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(331,659)

	$6,392,000		6,989	10/24/13	3 month USD-LIBOR-BBA	3.50%	232,098

	32,787,000		202,948	11/18/18	4.10%	3 month USD-LIBOR-BBA	(958,137)

AUD	16,900,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(184,826)

GBP	18,920,000		—	4/7/11	2.2%	6 month GBP-LIBOR-BBA	(37,942)

GBP	18,930,000		—	4/7/14	6 month GBP-LIBOR-BBA	3.26%	(431,262)

JPMorgan Chase Bank, N.A.
	$3,098,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(231,552)

	12,762,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(2,020,808)

	26,583,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	839,791

	56,404,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	999,172

	21,924,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	960,308

	41,694,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	966,924

	20,604,000		—	5/22/19	3 month USD-LIBOR-BBA	3.3225%	(668,939)

	4,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	(39,417)

	13,812,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	(28,326)

	14,973,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-BBA	(699,239)

	8,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	330,195

	47,461,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	281,615

	79,783,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	531,887

	6,137,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	237,143

	2,660,000		—	7/17/18	4.52%	3 month USD-LIBOR-BBA	(222,873)

	17,719,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	730,648

	47,526,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	1,919,492

CAD	19,210,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	58,014

CAD	6,140,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(41,954)

	$14,973,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-BBA	(702,533)

CAD	30,650,000	E	—	6/9/10	0.57%	1 month CAD-BA-CDOR	(36,159)

EUR	9,780,000	E	—	6/17/24	6 month EUR-EURIBOR-REUTERS	5.195%	70,578

	$24,891,000		—	6/16/19	4.09%	3 month USD-LIBOR-BBA	(761,515)

EUR	29,050,000		—	6/19/11	6 month EUR-EURIBOR-REUTERS	1.93%	82,680

	$10,898,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	129,005

46 Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
AUD	7,160,000	F	$—	6/26/19	6 month AUD-BBR-BBSW	6.05%	$49,632

CAD	7,160,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(55,703)

JPY	3,090,500,000		—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	348,614

JPY	7,230,000		—	9/18/38	2.17%	6 month JPY-LIBOR-BBA	(2,392)

	$17,170,000		—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(1,828,764)

	3,663,000		—	10/22/10	3 month USD-LIBOR-BBA	2.78%	92,008

	12,764,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	469,956

EUR	23,610,000		—	11/4/18	6 month EUR-EURIBOR-REUTERS	4.318%	2,803,251

	$83,000,000		—	11/24/10	3 month USD-LIBOR-BBA	2.0075%	1,109,750

EUR	12,180,000		—	12/11/13	6 month EUR-EURIBOR-REUTERS	3.536%	872,590

EUR	17,400,000		—	12/16/10	6 month EUR-EURIBOR-REUTERS	2.994%	849,223

PLN	10,480,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	(52,827)

JPY	3,880,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,638,909)

	$9,040,000		—	1/27/24	3.1%	3 month USD-LIBOR-BBA	829,694

AUD	13,520,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(150,156)

	$4,520,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(320,397)

	186,477,000		—	2/6/11	1.6966%	3 month USD-LIBOR-BBA	(2,166,354)

	19,809,000		—	2/6/29	3 month USD-LIBOR-BBA	3.4546%	(1,505,522)

	45,033,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	500,334

EUR	20,330,000		—	3/4/14	1 month EUR-EURIBOR-REUTERS	2.74%	(9,655)

	$8,122,000		—	3/6/39	3.48%	3 month USD-LIBOR-BBA	867,474

CAD	8,690,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(11,202)

CAD	1,910,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(100,065)

CAD	8,950,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	155,620

	$9,080,000		—	3/19/13	3 month USD-LIBOR-BBA	2.28%	(15,557)

	2,920,000		—	3/19/24	3.37%	3 month USD-LIBOR-BBA	186,603

CAD	2,850,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(186,978)

	$57,000,000		—	3/20/19	3.20875%	3 month USD-LIBOR-BBA	1,949,392

	131,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	757,444

	3,900,000		—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(356,410)

	85,070,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	28,682

	17,340,000		—	4/3/13	1.963%	3 month USD-LIBOR-BBA	316,994

	84,290,000		—	4/3/14	2.203%	3 month USD-LIBOR-BBA	2,399,264

	109,260,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	325,114

	52,620,000		—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	146,410

EUR	14,870,000	E	—	4/17/24	6 month EUR-EURIBOR-REUTERS	4.95%	(40,920)

	$6,440,000	E	—	4/17/39	3.7%	3 month USD-LIBOR-BBA	495,816

GBP	9,610,000		—	4/20/14	6 month GBP-LIBOR-BBA	3.17875%	(291,371)

AUD	19,588,000	E	—	4/22/11	3 month AUD-BBR-BBSW	4.05%	(71,357)

AUD	19,588,000	F	—	4/22/10	3%	3 month AUD-BBR-BBSW	64,633

	$12,880,000	E	—	5/1/39	3 month USD-LIBOR-BBA	3.84125%	(827,669)

EUR	29,115,000	E	—	5/6/24	4.76248%	6 month EUR-EURIBOR-REUTERS	315,574

	$11,000,000		—	5/11/19	3 month USD-LIBOR-BBA	3.4%	(279,757)

Merrill Lynch Capital Services, Inc.
JPY	549,700,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(348,405)

Merrill Lynch Derivative Products AG
JPY	274,800,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(188,375)

UBS, AG
	$376,980,000		—	10/29/10	2.75%	3 month USD-LIBOR-BBA	(9,248,092)

	63,145,000		—	10/29/20	3 month USD-LIBOR-BBA	4.18142%	2,303,357

	60,426,000		2,075,103	11/10/38	4.45%	3 month USD-LIBOR-BBA	(1,197,924)

	152,697,000		3,879,061	11/10/18	4.45%	3 month USD-LIBOR-BBA	(5,981,480)

Putnam VT Diversified Income Fund 47

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS, AG cont.
	$4,747,000	$62,452	11/24/38	3.3%	3 month USD-LIBOR-BBA	$751,588

	1,294,000	(409)	11/24/10	3 month USD-LIBOR-BBA	2.05%	17,710

	151,660,000	—	11/24/10	3 month USD-LIBOR-BBA	2.05%	2,123,514

Total						$(2,356,768)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap	Notional	Termination	received (paid) by	received by	appreciation/
counterparty	amount	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
EUR	5,454,000	3/27/14	1.785%	Eurostat Eurozone HICP	$(22,972)
				excluding tobacco

Goldman Sachs International
EUR	9,090,000	4/30/13	2.375%	French Consumer Price Index	382,360
				excluding tobacco

EUR	9,090,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	(433,155)
				excluding tobacco

EUR	9,090,000	5/6/13	2.34%	French Consumer Price Index	364,493
				excluding tobacco

EUR	9,090,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	(421,030)
				excluding tobacco

EUR	7,150,000	4/23/14	1.67%	Eurostat Eurozone HICP	(147,367)
				excluding tobacco

EUR	5,454,000	4/14/14	1.835%	Eurostat Eurozone HICP	(53,372)
				excluding tobacco

	$21,620,000	5/18/10	(0.25%)	USA Non Revised Consumer	165,393
				Price Index- Urban (CPI-U)

Total					$(165,650)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

						Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Clear Channel Communications, 5 3/4%, 1/15/13	Ca	$—	$330,000		9/20/09	635 bp	$(36,991)

Financial Security Assurance Holdings, Ltd,
6.4%, 12/15/66	Baa1	—	460,000		12/20/12	95 bp	(127,817)

Ford Motor Co., 7.45%, 7/16/31	—	—	340,000		3/20/12	(525 bp)	94,131

Ford Motor Credit Co., 7%, 10/1/13	Caa1	—	1,020,000		3/20/12	285 bp	(152,691)

Nalco Co., 7.75%, 11/15/11	Ba2	—	65,000		9/20/12	350 bp	(2,593)

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	215,636	1,358,951		7/25/45	18 bp	(8,550)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	170,599	1,019,076		7/25/45	18 bp	2,482

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	178,864	970,875		7/25/45	18 bp	18,698

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	180,509	975,805		7/25/45	18 bp	19,530

DJ ABX HE PEN AAA Series 7 Version 1 Index	A–	756,757	1,284,000	F	8/25/37	9 bp	(137,144)

DJ CDX NA IG Series 12 Version 1 Index	—	(353,710)	9,379,000		6/20/14	(100 bp)	(220,809)

Citibank, N.A.
DJ ABX HE AAA Index	AA	681,158	3,423,913		5/25/46	11 bp	(696,905)

DJ ABX HE AAA Index	BB+	496,335	1,711,500		1/25/38	76 bp	(776,840)

DJ ABX HE PEN AAA Index	AA	592,402	3,983,583		5/25/46	11 bp	(1,010,918)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AA	140,868	688,953		5/25/46	11 bp	(136,423)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	139,690	786,012		7/25/45	18 bp	10,022

48 Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.
							Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount		date	fund per annum	(depreciation)

Citibank, N.A. cont.
DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	$557,816		$3,159,508		5/25/46	11 bp	$(713,828)

Lighthouse International Co., SA, 8%, 4/30/14	B3	—	EUR	400,000		3/20/13	815 bp	(170,157)

Republic of Argentina, 8.28%, 12/31/33	—	—		$245,000		9/20/13	(1,170 bp)	44,523

Republic of Argentina, 8.28%, 12/31/33	—	—		245,000		9/20/13	(945 bp)	60,008

Credit Suisse First Boston International
Ukraine (Government of), 7.65%, 6/11/13	B2	—		795,000		10/20/11	194 bp	(235,026)

Credit Suisse International
DJ ABX HE AAA Series 7 Version 2 Index	BB+	27,195		49,000		1/25/38	76 bp	(9,065)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	779,004		4,349,903		7/25/45	18 bp	61,400

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	1,718,678		3,909,350		5/25/46	11 bp	145,237

DJ ABX HE PEN AAA Series 7 Version 1 Index	A–	965,437		1,626,000		8/25/37	9 bp	(164,632)

DJ CDX NA HY Series 10	B1	142,044		1,352,800		6/20/13	500 bp	(10,430)

DJ CDX NA HY Series 10	B1	870,921		8,196,900		6/20/13	500 bp	(52,952)

DJ CMB NA CMBX AAA Index	AAA	7,989		48,000	F	12/13/49	8 bp	(3,948)

DJ CMBX NA AAA Series 4 Version 1 Index	AAA	1,133,317		2,743,500	F	2/17/51	35 bp	399,042

Deutsche Bank AG
DJ ABX HE PEN AAA Index	AA	589,696		3,983,583		5/25/46	11 bp	(1,013,623)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	96,580		507,210		7/25/45	18 bp	12,906

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	559,166		1,543,889		5/25/46	11 bp	(62,221)

DJ CDX NA HY Series 11 Version 1 Index	B2	2,269,277		9,656,500		12/20/13	500 bp	862,808

DJ iTraxx Europe Series 8 Version 1	—	(45,122)	EUR	470,400		12/20/12	(375 bp)	56,648

DJ iTraxx Europe Series 9 Version 1	—	132,886	EUR	1,945,300		6/20/13	(650 bp)	323,491

Federal Republic of Brazil, 12 1/4%, 3/6/30	Ba1	—		$700,000		10/20/17	105 bp	(42,896)

General Electric Capital Corp., 6%, 6/15/12	Aa2	—		280,000		9/20/13	109 bp	(30,780)

India Government Bond, 5 7/8%, 1/2/10	Ba2	—		3,410,000 F		1/11/10	170 bp	101,857

Korea Monetary STAB Bond, 5.15%, 2/12/10	A2	—		1,240,000		2/19/10	115 bp	394

Korea Monetary STAB Bond, 5.45%, 1/23/10	A	—		480,000		2/1/10	101 bp	316

Nalco Co., 7.75%, 11/15/11	Ba2	—		60,000		12/20/12	363 bp	(2,455)

Republic of Argentina, 8.28%, 12/31/33	—	—		187,500		4/20/13	(565 bp)	63,585

Republic of Argentina, 8.28%, 12/31/33	—	—		490,000		8/20/12	(380 bp)	169,118

Republic of Argentina, 8.28%, 12/31/33	—	—		1,755,000		3/20/13	(551 bp)	586,916

Republic of Indonesia, 6.75%, 2014	BB–	—		435,000		9/20/16	292 bp	(6,242)

Russian Federation, 7 1/2%, 3/31/30	—	—		187,500		4/20/13	(112 bp)	13,491

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	405,000		9/20/13	715 bp	(40,756)

United Mexican States, 7.5%, 4/8/33	Baa1	—		$1,095,000		3/20/14	56 bp	(67,110)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B2	—	EUR	375,000		9/20/13	477 bp	(22,727)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B2	—	EUR	375,000		9/20/13	535 bp	(7,900)

Goldman Sachs International
DJ ABX HE AAA Index	BB+	146,418		$623,000		1/25/38	76 bp	(317,651)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	751,826		1,811,629		5/25/46	11 bp	22,656

DJ CDX NA CMBX AAA Index	AAA	40,233		1,100,000		3/15/49	7 bp	(166,006)

DJ CDX NA HY Series 11 Version 1 Index	—	(625,948)		3,230,700		12/20/13	(500 bp)	(155,397)

DJ CDX NA IG Series 12 Version 1 Index	—	(1,258,040)		28,941,000		6/20/14	(100 bp)	(847,946)

DJ CDX NA IG Series 12 Version 1 Index	—	(100,770)		2,293,000		6/20/14	(100 bp)	(68,278)

Lighthouse International Co, SA, 8%, 4/30/14	B3	—	EUR	350,000		3/20/13	680 bp	(164,537)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	375,000		9/20/13	720 bp	(28,934)

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	—		$50,000		6/20/12	230 bp	(20,434)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	119,283		637,025		7/25/45	18 bp	14,193

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	155,185		738,998		5/25/46	11 bp	(142,248)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	562,059		1,529,709		5/25/46	11 bp	(53,620)

DJ CDX NA EM Series 10 Index	Ba2	28,017		485,000		12/20/13	335 bp	4,808

DJ iTraxx Europe Crossover Series 8 Version 1	—	(130,946)	EUR	980,000		12/20/12	(375 bp)	81,048

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—	—		$883,300		3/20/12	(85 bp)	8,248

Putnam VT Diversified Income Fund 49

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.
					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
Republic of Argentina, 8.28%, 12/31/33	B–	$ —	$520,000	6/20/14	235 bp	$(254,879)

Republic of Hungary, 4 3/4%, 2/3/15	—	—	495,000	4/20/13	(171.5 bp)	28,720

Russian Federation, 7 1/2%, 3/31/30	Baa1	—	590,000	5/20/17	60 bp	(100,772)

Russian Federation, 7 1/2%, 3/31/30	Baa1	—	95,000	9/20/13	276 bp	(1,175)

Russian Federation, 7.5%, 3/31/30	Baa1	—	825,000	8/20/12	65 bp	(59,321)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—	170,000	6/20/13	595 bp	(46,538)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—	—	900,000	6/20/12	(150 bp)	116,797

D.R. Horton Inc., 7 7/8%, 8/15/11	—	—	615,000	9/20/11	(426 bp)	(17,199)

Pulte Homes Inc., 5.25%, 1/15/14	—	—	575,000	9/20/11	(482 bp)	(29,472)

Merrill Lynch International
Kinder Morgan, Inc., 6 1/2%, 9/1/12	—	—	1,182,000	9/20/12	(128 bp)	(1,773)

Morgan Stanley Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—	—	450,000	6/20/12	(114 bp)	63,517

DJ ABX CMBX BBB Index	—	40	55,165	10/12/52	(134 bp)	46,738

DJ CMB NA CMBX AAA Index	AAA	210,259	1,937,500	2/17/51	35 bp	(308,316)

Dominican Republic, 8 5/8%, 4/20/27	—	—	850,000	11/20/11	(170 bp)	116,465

Freeport-McMoRan Copper & Gold, Inc., T/L Bank Loan	Ba2	—	884,900	3/20/12	44 bp	(28,801)

Nalco Co., 7.75%, 11/15/11	Ba2	—	65,000	9/20/12	330 bp	(2,968)

Nalco Co., 7.75%, 11/15/11	Ba2	—	95,000	3/20/13	460 bp	(1,344)

Republic of Venezuela, 9 1/4%, 9/15/27	B2	—	680,000	10/12/12	339 bp	(173,713)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—	90,000	9/20/13	(760 bp)	(3,423)

Total						$(5,409,381)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2009. Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

50 Putnam VT Diversified Income Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$31,968,472	$809,126

Common stocks:

Communication
services	21,460	—	—

Consumer cyclicals	—	—	8

Energy	—	—	39,161

Total common stocks	21,460	—	39,169

Convertible bonds
and notes	—	812,081	—

Convertible preferred
stocks	—	3,268	—

Corporate bonds and
notes	—	64,019,137	1,201

Foreign government
bonds and notes	—	32,490,900	—

Mortgage-backed
securities	—	163,550,339	114,851

Preferred stocks	—	70,100	—

Purchased options
outstanding	—	9,466,203	—

Senior loans	—	20,921,625	—

U.S. Government and
Agency Mortgage
Obligations	—	104,308,585	—

U.S. Treasury Obligations	—	7,437,788	—

Warrants	5,865	11,834	2

Short-term investments	76,270,523	8,449,483	—

Totals by level	$76,297,848	$443,509,815	$964,349

	Level 1	Level 2	Level 3

Other financial
instruments:	$(3,345,753)	$(57,998,977)	$—

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers
	December 31,	discounts/	Realized	appreciation/	Net purchases/	in and/or out	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	of Level 3	June 30, 2009

Asset-backed securities	$916,293	$—	$(15,428)	$(277,489)	$(18,050)	$203,800	$809,126

Common stocks:

Consumer cyclicals	8	—	—	—	—	—	8

Energy	39,161	—	—	—	—	—	39,161

Total Common stocks	$39,169	$—	$—	$—	$—	$—	$39,169

Corporate bonds and notes	$13,587	3,844	1,059	(3,274)	(1,654)	(12,361)	$1,201

Mortgage-backed securities	$—	—	—	—	—	114,851	$114,851

Senior loans	$549,450	—	(896,215)	614,065	(267,300)	—	$—

Warrants	$722	—	(16,842)	16,122	—	—	$2

Total:	$1,519,221	$3,844	$(927,426)	$349,424	$(287,004)	$306,290	$964,349

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund 51

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $477,902,259)	$451,461,489

Affiliated issuers (identified cost $69,310,523) (Note 6)	69,310,523

Cash	1,030,974

Dividends, interest and other receivables	4,150,559

Receivable for shares of the fund sold	199,997

Receivable for investments sold	97,451,534

Receivable for sales of delayed delivery securities (Notes 1 and 7)	48,046,733

Unrealized appreciation on swap contracts (Note 1)	97,890,109

Unrealized appreciation on forward currency contracts (Note 1)	1,203,404

Premiums paid on swap contracts (Note 1)	2,608,897

Foreign tax reclaim	4,744

Total assets	773,358,963

Liabilities

Payable to custodian (Note 2)	1,040,492

Payable for variation margin (Note 1)	13,695

Payable for investments purchased	100,972,618

Payable for purchases of delayed delivery securities (Notes 1 and 7)	75,653,549

Payable for shares of the fund repurchased	63,752

Payable for compensation of Manager (Note 2)	526,099

Payable for investor servicing fees (Note 2)	8,974

Payable for custodian fees (Note 2)	46,015

Payable for Trustee compensation and expenses (Note 2)	94,174

Payable for administrative services (Note 2)	1,743

Payable for distribution fees (Note 2)	49,561

Unrealized depreciation on forward currency contracts (Note 1)	882,432

Payable for receivable purchase agreement (Note 2)	167,141

Written options outstanding, at value (premiums received
$7,601,496) (Notes 1 and 3)	8,493,150

Premiums received on swap contracts (Note 1)	22,225,988

Unrealized depreciation on swap contracts (Note 1)	105,821,908

TBA sale commitments, at value (proceeds receivable
$41,041,094) (Note 1)	41,895,000

Collateral on certain derivative contracts, at value (Note 1)	20,221,703

Interest payable	88,911

Other accrued expenses	147,492

Total liabilities	378,414,397

Net assets	$394,944,566

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$556,081,978

Undistributed net investment income (Note 1)	25,802,464

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(148,097,459)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(38,842,417)

Total — Representing net assets applicable
to capital shares outstanding	$394,944,566

Computation of net asset value Class IA

Net assets	$142,060,203

Number of shares outstanding	21,862,163

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$6.50

Computation of net asset value Class IB

Net assets	$252,884,363

Number of shares outstanding	38,995,762

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$6.48

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (net of foreign tax of $6,830) (including interest
income of $43,325 from investments in affiliated issuers) (Note 6)	$14,102,886

Dividends	4,472

Total investment income	14,107,358

Expenses

Compensation of Manager (Note 2)	1,161,117

Investor servicing fees (Note 2)	49,182

Custodian fees (Note 2)	41,573

Trustee compensation and expenses (Note 2)	20,120

Administrative services (Note 2)	15,311

Distribution fees — Class IB (Note 2)	253,464

Interest expense	88,911

Other	165,344

Fees waived and reimbursed by Manager (Note 2)	(220,383)

Total expenses	1,574,639
Expense reduction (Note 2)	(1,015)

Net expenses	1,573,624
Net investment income	12,533,734
Net realized loss on investments (Notes 1 and 3)	(5,496,569)

Net realized loss on swap contracts (Note 1)	(9,443,622)

Net realized loss on futures contracts (Note 1)	(2,930,807)

Net realized loss on foreign currency transactions (Note 1)	(914,223)

Net realized gain on written options (Notes 1 and 3)	195,117

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	587,231

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the period	80,027,443

Net gain on investments	62,024,570

Net increase in net assets resulting from operations	$74,558,304

The accompanying notes are an integral part of these financial statements.

52 Putnam VT Diversified Income Fund

Statement of changes in net assets

	Putnam VT
	Diversified Income Fund

	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$12,533,734	$24,228,365

Net realized loss on investments and
foreign currency transactions	(18,590,104)	(25,168,410)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	80,614,674	(136,624,523)

Net increase (decrease) in net assets
resulting from operations	74,558,304	(137,564,568)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(10,441,397)	(13,071,030)

Class IB	(15,935,770)	(12,116,691)

Increase in capital from settlement
payments (Note 8)	—	13,092

Increase (decrease) from capital share
transactions (Note 4)	45,361,567	(9,647,811)

Total increase (decrease) in net assets	93,542,704	(172,387,008)

Net assets:

Beginning of period	301,401,862	473,788,870

End of period (including undistributed net
investment income of $25,802,464 and
$39,645,897, respectively)	$394,944,566	$301,401,862

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund 53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of expenses to average net assets, excluding interest expense (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Diversified Income Fund (Class IA)

6/30/09†	$5.72	.23	1.06	1.29	(.51)	(.51)	—	$6.50	24.09*	$142,060	.40* i	.37*	3.81*	121.02* f

12/31/08	8.81	.47	(3.07)	(2.60)	(.49)	(.49)	— g,h	5.72	(31.07)	127,770.74		.74	6.19	198.09 f

12/31/07	8.89	.46	(.09)	.37	(.45)	(.45)	—	8.81	4.31	248,629.75		.75	5.25	78.65 f

12/31/06	8.86	.44	.11	.55	(.52)	(.52)	—	8.89	6.60	291,212.76		.76	5.12	87.14 f

12/31/05	9.27	.44	(.16)	.28	(.69)	(.69)	—	8.86	3.28	348,430.79		.79	4.96	115.07 f

12/31/04	9.32	.51	.33	.84	(.89)	(.89)	—	9.27	9.58	409,381.80		.80	5.68	79.07

Putnam VT Diversified Income Fund (Class IB)

6/30/09†	$5.68	.22	1.07	1.29	(.49)	(.49)	—	$6.48	24.28*	$252,884	.52* i	.49*	3.70*	121.02* f

12/31/08	8.70	.43	(2.98)	(2.55)	(.47)	(.47)	— g,h	5.68	(30.82)	173,632.99		.99	5.71	198.09 f

12/31/07	8.78	.43	(.08)	.35	(.43)	(.43)	—	8.70	4.13	225,160	1.00	1.00	5.02	78.65 f

12/31/06	8.76	.42	.10	.52	(.50)	(.50)	—	8.78	6.29	188,602	1.01	1.01	4.86	87.14 f

12/31/05	9.17	.41	(.15)	.26	(.67)	(.67)	—	8.76	3.05	160,295	1.04	1.04	4.70	115.07 f

12/31/04	9.24	.48	.32	.80	(.87)	(.87)	—	9.17	9.20	149,586	1.05	1.05	5.41	79.07

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.07%

12/31/08	0.13

12/31/07	0.08

12/31/06	0.09

12/31/05	0.03

12/31/04	0.03

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.03% of average net assets as of June 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

54 Putnam VT Diversified Income Fund

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Putnam VT Diversified Income Fund 55

Putnam VT Equity Income Fund

Investment objective

Capital growth and current income

Net asset value June 30, 2009
Class IA: $10.21	Class IB: $10.15

Performance summary
Total return at net asset value
(as of 6/30/09)†	Class IA shares*	Class IB shares*

6 months	6.62%	6.49%

1 year	–17.23	–17.50

5 years	4.75	3.45
Annualized	0.93	0.68

Life	30.67	28.65
Annualized	4.43	4.17

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 1, 2003.

† Recent performance benefited from receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The past six months presented equity investors with a particularly challenging and turbulent environment. At the beginning of the period, the recession in the United States had made investors extremely risk-adverse, and the stock market continued its precipitous decline, reaching lows not seen in over a decade (as measured by the S&P 500 Index). In early March, however, the market underwent a complete reversal, with investors seeking out some of the riskiest segments, and stocks mounting a significant rally. During the six-month period ended June 30, 2009, Putnam VT Equity Income Fund’s class IA shares returned 6.62% at net asset value.

During the first three months of 2009, the fund’s portfolio was positioned defensively, emphasizing companies with strong balance sheets and stable cash flows that management believed would perform well in a turbulent economic environment. This strategy was particularly beneficial to the fund during the bearish period that lasted until March. Since then, a portion of the fund’s assets has been shifted to a somewhat more aggressive stance, seeking out companies that may benefit from an improving economic environment, although overall the fund maintains a more balanced approach.

The top contributors to performance included financial services company State Street Corporation, which had suffered from negative price pressure as the subprime mortgage crisis spread throughout the financials sector. Based primarily on an attractive valuation, the fund established a large position, and as of period-end, shares of State Street had more than tripled in price from their lows in January. Two other top performers included Capital One Financial, the consumer and commercial lender, and TJX Companies, the parent company of T.J. Maxx, Marshalls, and other discount retail outlets. Fund management believed the downside risks to Capital One were well known in the market, and after opportunistically increasing the fund’s position, the stock went on to recover substantially. With TJX, management has believed for some time that during the recession, discount retailers represented an attractive opportunity. Although the share price of TJX dropped dramatically in the fourth quarter of 2008, the fund’s exposure helped performance when shares later rallied.

On the other hand, Pepco Holdings, a utility company, hurt performance. About 25% of Pepco’s revenue historically has come from selling power in deregulated markets, which experienced some pricing weakness as the economy deteriorated. The fund’s underweight positions in Goldman Sachs and JPMorgan Chase also detracted from returns. Both companies’ shares were hurt by the turmoil in the financial industry, but recovered sharply as the period progressed.

The fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $2,023,000 in March 2009.

The wide range of possible outcomes for the market over the next 6 to 12 months makes forecasting performance exceptionally difficult. Management has been and continues to seek to remain as flexible as possible, which can mean moving in and out of a holding quickly as its valuation characteristics change, in order to pursue the best possible returns for shareholders.

Consider these risks before you invest: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Current and future portfolio holdings are subject to risk.

56 Putnam VT Equity Income Fund

Your fund’s manager

Bartlett Geer is a Portfolio Manager at Putnam. A CFA charterholder, he joined Putnam in 2000 and has been in the investment industry since 1981.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Equity Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$3.84	$5.12	$3.76	$5.01

Ending value (after expenses)	$1,066.20	$1,064.90	$1,021.08	$1,019.84

Annualized expense ratio	0.75%	1.00%	0.75%	1.00%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Equity Income Fund 57

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (96.2%)*	Shares	Value

Aerospace and defense (1.8%)
Lockheed Martin Corp.	44,470	$3,586,506

Northrop Grumman Corp.	15,690	716,719

Raytheon Co.	51,010	2,266,374

		6,569,599
Banking (6.5%)
Bank of America Corp.	694,190	9,163,308

Bank of New York Mellon Corp. (The)	106,190	3,112,429

Comerica, Inc.	25,810	545,882

JPMorgan Chase & Co.	86,710	2,957,678

SunTrust Banks, Inc.	155,860	2,563,897

Wells Fargo & Co.	199,192	4,832,398

		23,175,592
Biotechnology (3.1%)
Amgen, Inc. †	171,170	9,061,740

Genzyme Corp. †	34,490	1,920,058

		10,981,798
Cable television (0.7%)
Comcast Corp. Special Class A	94,730	1,335,693

DIRECTV Group, Inc. (The) † S	42,410	1,047,951

		2,383,644
Chemicals (2.5%)
CF Industries Holdings, Inc.	8,490	629,449

FMC Corp.	67,120	3,174,776

Lubrizol Corp. (The)	90,050	4,260,266

Mosaic Co. (The)	20,060	888,658

		8,953,149
Commercial and consumer services (0.2%)
Equifax, Inc.	31,570	823,977

		823,977
Communications equipment (0.4%)
Cisco Systems, Inc. †	83,990	1,565,574

		1,565,574
Computers (1.4%)
Dell, Inc. † S	111,030	1,524,442

EMC Corp. †	133,210	1,745,051

IBM Corp.	11,528	1,203,754

NetApp, Inc. † S	35,880	707,554

		5,180,801
Conglomerates (0.7%)
Honeywell International, Inc.	40,710	1,278,294

Tyco International, Ltd.	50,045	1,300,164

		2,578,458
Consumer finance (0.3%)
Capital One Financial Corp.	47,280	1,034,486

		1,034,486
Consumer goods (3.8%)
Avon Products, Inc.	26,790	690,646

Clorox Co. S	18,588	1,037,768

Energizer Holdings, Inc. †	125,670	6,565,001

Kimberly-Clark Corp.	101,000	5,295,430

		13,588,845
Containers (0.5%)
Owens-Illinois, Inc. †	63,780	1,786,478

		1,786,478
Distribution (0.3%)
SYSCO Corp.	49,010	1,101,745

		1,101,745
Electric utilities (7.7%)
Alliant Energy Corp.	53,390	1,395,081

Edison International	253,810	7,984,863

Great Plains Energy, Inc.	323,210	5,025,916

COMMON STOCKS (96.2%)* cont.	Shares	Value

Electric utilities cont.
NV Energy, Inc.	544,560	$5,875,802

Pepco Holdings, Inc.	553,491	7,438,919

		27,720,581
Electrical equipment (0.6%)
Hubbell, Inc. Class B	70,310	2,254,139

		2,254,139
Electronics (0.7%)
Texas Instruments, Inc.	119,680	2,549,184

		2,549,184
Engineering and construction (0.2%)
KBR, Inc.	46,350	854,694

		854,694
Financial (4.0%)
Assurant, Inc.	234,340	5,645,251

Discover Financial Services	832,518	8,549,960

		14,195,211
Forest products and packaging (0.7%)
Packaging Corp. of America	31,131	504,322

Sonoco Products Co.	80,180	1,920,311

		2,424,633
Health-care services (2.8%)
AmerisourceBergen Corp.	175,520	3,113,725

IMS Health, Inc.	143,470	1,822,069

McKesson Corp.	95,480	4,201,120

WellPoint, Inc. †	18,420	937,394

		10,074,308
Insurance (6.2%)
ACE, Ltd.	23,430	1,036,309

Aflac, Inc.	29,680	922,751

Allied World Assurance Company Holdings,
Ltd. (Bermuda)	53,690	2,192,163

Arch Capital Group, Ltd. †	17,680	1,035,694

Axis Capital Holdings, Ltd.	94,690	2,478,984

Fidelity National Title Group, Inc. Class A	103,270	1,397,243

MetLife, Inc.	167,750	5,034,178

PartnerRe, Ltd.	21,970	1,426,952

Platinum Underwriters Holdings, Ltd.
(Bermuda)	70,190	2,006,732

RenaissanceRe Holdings, Ltd.	28,480	1,325,459

Travelers Cos., Inc. (The)	13,410	550,346

W.R. Berkley Corp.	86,660	1,860,590

XL Capital, Ltd. Class A	75,100	860,646

		22,128,047
Investment banking/Brokerage (6.4%)
Goldman Sachs Group, Inc. (The)	3,850	567,644

Morgan Stanley	252,460	7,197,635

State Street Corp.	323,590	15,273,448

		23,038,727
Machinery (0.3%)
Deere (John) & Co. S	29,420	1,175,329

		1,175,329
Manufacturing (0.6%)
Teleflex, Inc.	45,790	2,052,766

		2,052,766
Media (0.7%)
Time Warner, Inc.	22,830	575,088

Viacom, Inc. Class B †	87,600	1,988,520

		2,563,608
Medical technology (0.9%)
Becton, Dickinson and Co.	17,950	1,280,015

Covidien PLC (Ireland)	22,162	829,745

Pall Corp.	40,770	1,082,851

		3,192,611

58 Putnam VT Equity Income Fund

COMMON STOCKS (96.2%)* cont.	Shares	Value

Metals (0.1%)
Nucor Corp.	8,570	$380,765

		380,765
Oil and gas (14.5%)
BP PLC ADR (United Kingdom)	185,870	8,862,282

Chevron Corp.	155,320	10,289,950

Exxon Mobil Corp.	163,560	11,434,480

Marathon Oil Corp.	254,440	7,666,277

Occidental Petroleum Corp.	9,240	608,084

Total SA (France)	229,010	12,413,849

Total SA ADR (France)	10	542

Valero Energy Corp.	48,461	818,506

		52,093,970
Pharmaceuticals (7.4%)
Abbott Laboratories	66,900	3,146,976

Johnson & Johnson	128,890	7,320,952

Pfizer, Inc.	809,220	12,138,300

Wyeth	88,290	4,007,483

		26,613,711
Power producers (2.7%)
AES Corp. (The) †	847,750	9,842,378

		9,842,378
Real estate (1.9%)
Annaly Capital Management, Inc. R	380,590	5,762,133

MFA Mortgage Investments, Inc. R	131,640	910,949

		6,673,082
Regional Bells (3.7%)
AT&T, Inc.	170,160	4,226,774

Verizon Communications, Inc.	298,220	9,164,301

		13,391,075
Retail (5.8%)
CVS Caremark Corp.	218,760	6,971,881

Foot Locker, Inc.	197,470	2,067,511

Gap, Inc. (The)	163,320	2,678,448

Kroger Co.	127,740	2,816,667

TJX Cos., Inc. (The)	126,638	3,984,031

Wal-Mart Stores, Inc.	43,660	2,114,890

		20,633,428
Semiconductor (0.5%)
Atmel Corp. †	525,181	1,958,925

		1,958,925
Software (3.2%)
Microsoft Corp.	349,610	8,310,230

Parametric Technology Corp. †	240,080	2,806,535

Symantec Corp. †	13,880	215,973

		11,332,738
Tire and rubber (0.2%)
Goodyear Tire & Rubber Co. (The) †	61,980	697,895

		697,895
Tobacco (1.7%)
Lorillard, Inc.	15,980	1,082,965

Philip Morris International, Inc.	111,520	4,864,502

		5,947,467
Waste Management (0.5%)
IESI-BFC, Ltd. (Canada)	149,832	1,745,543

		1,745,543
Total common stocks (cost $293,799,404)		$345,258,961

CONVERTIBLE PREFERRED STOCKS (2.5%)*	Shares	Value

Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,159	$956,175
Great Plains Energy, Inc. $6.00 cv. pfd.	70,335	4,041,449

Mylan, Inc. 6.50% cv. pfd.	3,790	3,237,210

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,148	901,146

Total convertible preferred stocks (cost $8,447,210)		$9,135,980

CONVERTIBLE BONDS AND NOTES (1.3%)*	Principal amount	Value

Alexandria Real Estate Equities, Inc.
144A cv. sr. unsec. notes 8s, 2029 R	$830,000	$868,014

Alliance Data Systems Corp.
144A cv. sr. notes 4 3/4s, 2014	2,875,000	2,961,084

Goldcorp, Inc. 144A cv. sr. notes 2s, 2014 (Canada)	407,000	399,878

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	295,000	322,656

Total convertible bonds and notes (cost $4,406,880)		$4,551,632

SHORT-TERM INVESTMENTS (1.3%)*	Principal amount	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$4,519,461	$4,519,308

Total short-term investments (cost $4,519,308)		$4,519,308
Total investments (cost $311,172,802)		$363,465,881

* Percentages indicated are based on net assets of $358,769,896.

† Non-income-producing security.

d See Note 1 to the financial statements.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

Putnam VT Equity Income Fund 59

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$11,758,547	$—	$—

Capital goods	16,438,548	—	—

Communication
services	15,774,719	—	—

Conglomerates	2,578,458	—	—

Consumer staples	30,426,605	—	—

Consumer cyclicals	14,930,360	—	—

Energy	39,680,121	12,413,849	—

Financial	90,245,145	—	—

Health care	50,862,428	—	—

Technology	22,587,222	—	—

Utilities and power	37,562,959	—	—

Total common stocks	332,845,112	12,413,849	—

Convertible bonds
and notes	—	4,551,632	—

Convertible preferred
stocks	—	9,135,980	—

Short-term investments	—	4,519,308	—

Totals by level	$332,845,112	$30,620,769	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

60 Putnam VT Equity Income Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $4,400,767
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $311,172,802)	$363,465,881

Dividends, interest and other receivables	662,676

Receivable for shares of the fund sold	3,702

Receivable for investments sold	1,575,340

Total assets	365,707,599

Liabilities

Payable to custodian (Note 2)	268,282

Payable for investments purchased	722,403

Payable for shares of the fund repurchased	930,364

Payable for compensation of Manager (Note 2)	230,828

Payable for investor servicing fees (Note 2)	7,562

Payable for custodian fees (Note 2)	17,693

Payable for Trustee compensation and expenses (Note 2)	118,379

Payable for administrative services (Note 2)	1,715

Payable for distribution fees (Note 2)	37,655

Collateral on securities loaned, at value (Note 1)	4,519,308

Other accrued expenses	83,514

Total liabilities	6,937,703

Net assets	$358,769,896

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 11)	$571,443,329

Undistributed net investment income (Notes 1 and 11)	4,238,405

Accumulated net realized loss on investments and
foreign currency transactions (Notes 1 and 11)	(269,204,917)

Net unrealized appreciation of investments (Note 11)	52,293,079

Total — Representing net assets applicable
to capital shares outstanding	$358,769,896

Computation of net asset value Class IA

Net Assets	$176,227,642

Number of shares outstanding	17,264,754

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$10.21

Computation of net asset value Class IB

Net Assets	$182,542,254

Number of shares outstanding	17,987,110

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$10.15

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $54,958)	$4,785,353

Interest (including interest income of $958
from investments in affiliated issuers) (Note 6)	36,584

Securities lending	204

Total investment income	4,822,141

Expenses

Compensation of Manager (Note 2)	911,818

Investor servicing fees (Note 2)	42,025

Custodian fees (Note 2)	14,642

Trustee compensation and expenses (Note 2)	17,261

Administrative services (Note 2)	15,589

Distribution fees — Class IB (Note 2)	176,375

Other	61,852

Fees reimbursed by Manager (Note 2)	(3,125)

Total expenses	1,236,437

Expense reduction (Note 2)	(17,792)

Net expenses	1,218,645
Net investment income	3,603,496
Net realized loss on investments (Notes 1 and 3)	(42,631,122)

Net realized gain on foreign currency transactions (Note 1)	10,159

Net unrealized appreciation of investments during the period	73,877,465

Net gain on investments	31,256,502

Net increase in net assets resulting from operations	$34,859,998

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 61

Statement of changes in net assets

	Putnam VT
	Equity Income Fund

	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$3,603,496	$4,499,396

Net realized loss on investments and
foreign currency transactions	(42,620,963)	(26,115,077)

Net unrealized appreciation (depreciation)
of investments	73,877,465	(48,705,086)

Net increase (decrease) in net assets
resulting from operations	34,859,998	(70,320,767)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,250,848)	(2,461,498)

Class IB	(2,082,347)	(1,931,313)

Net realized short-term gain on
investments

Class IA	—	(2,391,299)

Class IB	—	(2,161,081)

From net realized long-term gain
on investments

Class IA	—	(2,451,348)

Class IB	—	(2,215,349)

Increase (decrease) from capital share
transactions (Notes 4 and 11)	184,011,532	(13,190,008)

Total increase (decrease) in net assets	214,538,335	(97,122,663)

Net assets:

Beginning of period	144,231,561	241,354,224

End of period (including undistributed
net investment income of $4,238,405 and
$4,230,805, respectively)	$358,769,896	$144,231,561

* Unaudited

The accompanying notes are an integral part of these financial statements.

62 Putnam VT Equity Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Equity Income Fund (Class IA)

6/30/09†	$9.72	.12	.50 f	.62	(.13)	—	(.13)	$10.21	6.62*f	$176,228	.37*	1.33*	87.25*

12/31/08	15.06	.30	(4.76)	(4.46)	(.30)	(.58)	(.88)	9.72	(31.02)	76,350.78		2.41	73.65

12/31/07	15.87	.28	.24	.52	(.25)	(1.08)	(1.33)	15.06	3.46	128,150.77		1.79	74.27

12/31/06	13.96	.27	2.31	2.58	(.20)	(.47)	(.67)	15.87	19.15	128,870.79		1.85	81.54

12/31/05	13.54	.22 g	.53	.75	(.15)	(.18)	(.33)	13.96	5.71	106,970.81		1.64 g	59.47

12/31/04	12.09	.22	1.25	1.47	—	(.02)	(.02)	13.54	12.14	80,093.83		1.75	89.30

Putnam VT Equity Income Fund (Class IB)

6/30/09†	$9.66	.11	.49 f	.60	(.11)	—	(.11)	$10.15	6.49*f	$182,542	.50*	1.20*	87.25*

12/31/08	14.97	.27	(4.74)	(4.47)	(.26)	(.58)	(.84)	9.66	(31.21)	67,881	1.03	2.16	73.65

12/31/07	15.79	.24	.24	.48	(.22)	(1.08)	(1.30)	14.97	3.19	113,204	1.02	1.54	74.27

12/31/06	13.89	.23	2.31	2.54	(.17)	(.47)	(.64)	15.79	18.93	112,555	1.04	1.61	81.54

12/31/05	13.49	.19 g	.52	.71	(.13)	(.18)	(.31)	13.89	5.43	82,356	1.06	1.40 g	59.47

12/31/04	12.08	.19	1.24	1.43	—	(.02)	(.02)	13.49	11.82	55,764	1.08	1.51	89.30

* Not annualized

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts.(Note 2)

Percentage of average net assets

6/30/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	0.01

12/31/05	0.01

12/31/04	0.03

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring litigation payment received from Tyco International, Ltd., which amounted to $0.06 per share for class IA and IB shares, based on the fund’s shares outstanding as of March 13, 2009, without this payment, the total returns for class IA and IB shares would have been 5.99% and 5.86%. respectively, for the period ended June 30, 2009.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA and IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 63

Putnam VT The George Putnam Fund of Boston

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds producing capital growth and current income

Net asset value June 30, 2009
Class IA: $5.98	Class IB: $5.96

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares*

6 months	10.24%	9.95%

1 year	–26.59	–26.83

5 years	–17.53	–18.63
Annualized	–3.78	–4.04

10 years	–6.19	–8.43
Annualized	–0.64	–0.88

Life	3.11	0.64
Annualized	0.27	0.06

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

The past six months were an especially volatile time for nearly all types of investors. At the beginning of the period, the recession in the United States made investors extremely risk-adverse, and the stock market continued its precipitous decline, reaching lows not seen in over a decade, as measured by the S&P 500 Index. In early March, however, the market underwent a complete reversal, with investors seeking out some of the riskiest segments, and stocks mounting a significant rally. Likewise, fixed-income markets, after a difficult first three months, stabilized in the second quarter as liquidity improved and spread sectors (bond sectors that trade at yields above those of Treasuries) outperformed Treasuries. In this environment, Putnam VT The George Putnam Fund of Boston’s class IA shares returned 10.24% at net asset value for the six-month period ended June 30, 2009.

During the period, the equity portion of the fund did well compared to the stock market as a whole, but the fund’s fixed-income holdings performed even better versus the broad-based bond market. Within fixed income, collateralized mortgage obligations (CMOs) continued to bounce back as capital markets recovered, while the fund’s focus on interest-only cash flows proved beneficial amid slower-than-projected rates of prepayment. A short-duration stance in term-structure positioning aided returns as interest rates rose and the yield curve steepened. Within commercial mortgage-backed securities, the fund remained focused on shorter-dated AAA-rated assets with minimal fundamental credit risk. These strategies all generally benefited performance.

Within equities, the fund’s overweight position in technology stocks helped performance. Management identified a number of strong franchises at attractive valuations that offered better balance sheets than many other sectors of the market. An overweight position in health care also boosted returns. Management found the sector offered attractive valuations, strong balance sheets, and good yields, in addition to providing stable revenue streams and relative stability in an uncertain economic environment. Solid stock selection was the main driver of outperformance in health care. Poor stock selection in communication services, on the other hand, detracted from returns.

Goldman Sachs and TJX Companies were two top performers. In September 2008, Goldman Sachs — along with Morgan Stanley, the only other surviving Wall Street investment bank — filed with the federal government to transform itself into a commercial bank holding company. The stock sold off, but the company’s most recent earnings have shown dramatic improvement. With TJX, management has believed for some time that during the recession discount retailers represented an attractive opportunity. When shares of TJX dropped dramatically in the fourth quarter of 2008, management took this as a buying opportunity and added a significant position in the stock. The fund’s exposure helped performance when shares later rallied. Two of the biggest detractors — Ford and Sprint-Nextel — traded at extremely depressed valuations early in the year, and the fund’s lack of exposure during their subsequent rallies hurt.

Management believes the euphoric rally experienced in the second quarter is not sustainable and a slow recovery is more probable. Management remains cautious and continues to favor defensive sectors, such as health care, consumer staples, and technology.

Consider these risks before you invest: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Current and future portfolio holdings are subject to risk.

64 Putnam VT The George Putnam Fund of Boston

Your fund’s managers

David Calabro is a Portfolio Manager at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1982.

Raman Srivastava is a Portfolio Construction Specialist at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT The George Putnam Fund
of Boston	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.42	$6.72	$5.21	$6.46

Ending value (after expenses)	$1,102.40	$1,099.50	$1,019.64	$1,018.40

Annualized expense ratio†	1.04%	1.29%	1.04%	1.29%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.13% of average net assets for the six months ended June 30, 2009.

Putnam VT The George Putnam Fund of Boston 65

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (57.0%)*	Shares	Value

Basic materials (1.7%)
Alcoa, Inc.	27,900	$288,207

Dow Chemical Co. (The)	12,900	208,206

E.I. du Pont de Nemours & Co.	27,400	701,988

Nucor Corp.	22,700	1,008,561

Potash Corp. of Saskatchewan, Inc. (Canada)	2,300	214,015

PPG Industries, Inc.	17,300	759,470

Weyerhaeuser Co.	9,500	289,085

		3,469,532
Capital goods (3.3%)
Avery Dennison Corp.	8,300	213,144

Boeing Co. (The)	7,150	303,875

Caterpillar, Inc.	22,500	743,400

Deere (John) & Co.	9,500	379,525

Emerson Electric Co.	12,600	408,240

Lockheed Martin Corp.	29,700	2,395,305

Northrop Grumman Corp.	5,300	242,104

Parker-Hannifin Corp.	12,800	549,888

Raytheon Co.	12,400	550,932

United Technologies Corp.	22,000	1,143,120

		6,929,533
Communication services (4.1%)
AT&T, Inc.	126,600	3,144,744

Comcast Corp. Class A	60,800	880,992

DIRECTV Group, Inc. (The) †	18,700	462,077

DISH Network Corp. Class A †	14,100	228,561

Motorola, Inc.	40,700	269,841

Telefonica SA ADR (Spain)	3,100	210,459

Verizon Communications, Inc.	89,340	2,745,418

Vodafone Group PLC ADR (United Kingdom)	33,000	643,170

		8,585,262
Conglomerates (1.7%)
3M Co.	12,100	727,210

General Electric Co.	177,600	2,081,472

Honeywell International, Inc.	21,600	678,240

		3,486,922
Consumer cyclicals (3.6%)
D.R. Horton, Inc.	14,700	137,592

Gap, Inc. (The)	25,900	424,760

Home Depot, Inc. (The)	51,800	1,224,034

Lowe’s Cos., Inc.	36,200	702,642

Marriott International, Inc. Class A	10,940	241,451

Staples, Inc.	18,100	365,077

Target Corp.	5,200	205,244

TJX Cos., Inc. (The)	49,800	1,566,708

Viacom, Inc. Class B †	31,500	715,050

Wal-Mart Stores, Inc.	15,000	726,600

Walt Disney Co. (The)	44,100	1,028,853

Whirlpool Corp.	3,500	148,960

		7,486,971
Consumer staples (6.5%)
Clorox Co.	20,900	1,166,847

Coca-Cola Co. (The)	2,700	129,573

CVS Caremark Corp.	47,900	1,526,573

General Mills, Inc.	23,000	1,288,460

Kimberly-Clark Corp.	23,800	1,247,834

Kraft Foods, Inc. Class A	53,102	1,345,605

Kroger Co.	57,900	1,276,695

COMMON STOCKS (57.0%)* cont.	Shares	Value

Consumer staples cont.
Lorillard, Inc.	4,300	$291,411

Newell Rubbermaid, Inc.	86,500	900,465

Philip Morris International, Inc.	59,780	2,607,604

Procter & Gamble Co. (The)	22,800	1,165,080

SYSCO Corp.	14,700	330,456

Yum! Brands, Inc.	7,300	243,382

		13,519,985
Energy (8.2%)
Chevron Corp.	64,100	4,246,625

ConocoPhillips	20,900	879,054

Devon Energy Corp.	7,300	397,850

EOG Resources, Inc.	5,700	387,144

Exxon Mobil Corp.	72,200	5,047,502

Hess Corp.	5,300	284,875

Marathon Oil Corp.	39,500	1,190,135

Noble Corp.	17,000	514,250

Occidental Petroleum Corp.	24,500	1,612,345

Total SA ADR (France)	39,000	2,114,970

Weatherford International, Ltd. †	19,300	377,508

		17,052,258
Financials (11.0%)
ACE, Ltd.	22,200	981,906

Allstate Corp. (The)	19,700	480,680

Bank of America Corp.	104,730	1,382,436

Bank of New York Mellon Corp. (The)	43,400	1,272,054

Chubb Corp. (The)	35,100	1,399,788

Digital Realty Trust, Inc. R	8,200	293,970

Equity Residential Properties Trust R	12,752	283,477

Everest Re Group, Ltd.	7,400	529,618

Goldman Sachs Group, Inc. (The)	15,080	2,223,395

JPMorgan Chase & Co.	123,900	4,226,229

Marsh & McLennan Cos., Inc.	12,800	257,664

MetLife, Inc.	28,500	855,285

Morgan Stanley	58,450	1,666,410

PNC Financial Services Group, Inc.	22,000	853,820

RenaissanceRe Holdings, Ltd.	12,500	581,750

Simon Property Group, Inc. R	6,848	352,193

SunTrust Banks, Inc.	16,500	271,425

T. Rowe Price Group, Inc.	6,200	258,354

Travelers Cos., Inc. (The)	40,300	1,653,912

U.S. Bancorp	12,400	222,208

Wells Fargo & Co.	122,000	2,959,720

		23,006,294
Health care (9.5%)
Abbott Laboratories	7,100	333,984

AmerisourceBergen Corp.	14,400	255,456

Amgen, Inc. †	13,600	719,984

Baxter International, Inc.	13,300	704,368

Boston Scientific Corp. †	97,700	990,678

Bristol-Myers Squibb Co.	26,400	536,184

Covidien PLC (Ireland)	32,925	1,232,712

Genzyme Corp. †	2,800	155,876

Hospira, Inc. †	48,200	1,856,664

Johnson & Johnson	50,700	2,879,760

McKesson Corp.	32,600	1,434,400

Medtronic, Inc.	12,300	429,147

Merck & Co., Inc.	48,400	1,353,264

Pfizer, Inc.	212,800	3,192,000

66 Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (57.0%)* cont.	Shares	Value

Health care cont.
UnitedHealth Group, Inc.	7,600	$189,848

WellPoint, Inc. †	25,500	1,297,695

Wyeth	49,700	2,255,883

		19,817,903
Technology (3.5%)
Applied Materials, Inc.	23,500	257,795

Atmel Corp. †	158,100	589,713

Cisco Systems, Inc. †	34,600	644,944

Electronic Arts, Inc. †	15,000	325,800

EMC Corp. †	69,600	911,760

IBM Corp.	5,500	574,310

Intel Corp.	11,800	195,290

Microsoft Corp.	60,600	1,440,462

Nokia OYJ ADR (Finland)	39,600	577,368

Oracle Corp.	19,000	406,980

Texas Instruments, Inc.	37,400	796,620

Yahoo!, Inc. †	39,300	615,438

		7,336,480
Transportation (0.7%)
Burlington Northern Santa Fe Corp.	11,200	823,648

United Parcel Service, Inc. Class B	10,400	519,896

		1,343,544
Utilities and power (3.2%)
American Electric Power Co., Inc.	18,500	534,465

Dominion Resources, Inc.	8,100	270,702

Duke Energy Corp.	20,700	302,013

Edison International	42,500	1,337,050

Entergy Corp.	18,020	1,396,910

Exelon Corp.	8,900	455,769

FPL Group, Inc.	9,900	562,914

Great Plains Energy, Inc.	5,000	77,750

PG&E Corp.	36,140	1,389,222

Wisconsin Energy Corp.	10,100	411,171

		6,737,966
Total common stocks (cost $122,886,444)		$118,772,650

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (9.2%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.9%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, July 1, 2039	$4,000,000	$4,235,625
4 1/2s, TBA, July 1, 2039	6,000,000	5,986,875

		10,222,500
U.S. Government Agency Mortgage Obligations (4.3%)
Federal National Mortgage Association
Pass-Through Certificates
5s, March 1, 2039	4,959,861	5,056,733
4 1/2s, TBA, July 1, 2039	4,000,000	3,990,000

		9,046,733
Total U.S. government and agency mortgage
obligations (cost $19,139,767)		$19,269,233

U.S. GOVERNMENT AGENCY	Principal
OBLIGATIONS (3.7%)*	amount	Value

Fannie Mae 2 3/4s, March 13, 2014	$4,000,000	$3,987,931

General Electric Capital Corp. FDIC
guaranteed notes 1 5/8s, 2011	1,000,000	1,009,631

Goldman Sachs Group, Inc (The) FDIC
guaranteed notes 1 5/8s, 2011	1,000,000	1,005,436

JPMorgan Chase & Co. FDIC guaranteed 2 5/8s, 2010	1,000,000	1,024,260

U.S. GOVERNMENT AGENCY	Principal
OBLIGATIONS (3.7%)* cont.	amount	Value

Morgan Stanley FDIC guaranteed notes 2s, 2011	$300,000	$303,716

Wells Fargo & Co. FDIC guaranteed
notes 2 1/8s, 2012	168,000	168,492

Wells Fargo & Co. FDIC guaranteed notes 3s, 2011	132,000	136,401

Total U.S. government agency obligations (cost $7,653,823)		$7,635,867

U.S. TREASURY OBLIGATIONS (4.6%)*	Principal amount	Value

U.S. Treasury Bonds 7 1/4s, August 15, 2022	$5,500,000	$7,230,781

U.S. Treasury Notes 1 3/4s, January 31, 2014	2,400,000	2,332,781

Total U.S. treasury obligations (cost $9,605,645)		$9,563,562

CORPORATE BONDS	Principal
AND NOTES (9.3%)*	amount	Value

Basic materials (0.4%)
ArcelorMittal sr. unsec. unsub. 9.85s, 2019
(Luxembourg)	$50,000	$53,845

Dow Chemical Co. (The) notes 9.4s, 2039	35,000	36,028

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	127,000	130,810

Dow Chemical Co. (The) Pass Through Trust
144A company guaranty 4.027s, 2009	223,000	220,913

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	19,000	19,143

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	134,000	136,345

International Paper Co. sr. unsec.
notes 7.4s, 2014	37,000	36,798

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	17,000	17,234

Potash Corp. of Saskatchewan, Inc.
sr. unsec. notes 6 1/2s, 2019 (Canada)	16,000	17,240

Potash Corp. of Saskatchewan, Inc.
sr. unsec. notes 5 1/4s, 2014 (Canada)	4,000	4,128

PPG Industries, Inc. sr. unsec.
unsub. notes 6.65s, 2018	20,000	21,263

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 8.95s, 2014 (Australia)	42,000	46,672

Sealed Air Corp. 144A notes 5 5/8s, 2013	25,000	22,608

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	20,000	19,822

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)	6,000	6,450

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)	7,000	7,333

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)	6,000	6,210

Westvaco Corp. unsec. notes 7 1/2s, 2027	21,000	18,551

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	85,135

		906,528
Capital goods (0.3%)
Allied Waste North America, Inc. sec.
notes 6 1/2s, 2010	20,000	20,350

Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	15,000	15,113

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	30,000	30,525

Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 4.85s, 2012	105,000	109,704

Eaton Corp. notes 5.6s, 2018	20,000	19,424

John Deere Capital Corp. sr. unsec.
notes Ser. MTN, 5.35s, 2018	45,000	45,551

Putnam VT The George Putnam Fund of Boston 67

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Capital goods cont.
Legrand SA unsec. unsub. debs. 8 1/2s,
025 (France)	$104,000	$89,575

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	127,519

Pitney Bowes, Inc. sr. unsec. notes 5.6s, 2018	15,000	15,081

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	65,000	70,218

		543,060
Communication services (1.0%)
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	40,000	48,752

AT&T Wireless Services, Inc.
sr. notes 7 7/8s, 2011	355,000	382,855

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	15,000	14,978

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013	37,000	38,534

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	42,000	46,399

CenturyTel, Inc. sr. unsec. notes 5 1/2s, 2013	10,000	9,700

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	123,456

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	20,854

Cox Communications, Inc. notes 7 1/8s, 2012	145,000	155,869

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	33,206

France Telecom notes 8 1/2s, 2031 (France)	50,000	64,217

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	27,000	28,941

Southwestern Bell Telephone debs. 7s, 2027	45,000	44,038

TCI Communications, Inc. company guaranty 7 7/8s, 2026	50,000	52,587

TCI Communications, Inc. debs. 9.8s, 2012	24,000	27,017

TCI Communications, Inc. debs. 7 7/8s, 2013	200,000	227,553

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)	50,000	48,267

Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Italy)	55,000	53,932

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	15,000	15,034

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	55,000	58,188

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s, 2015 (Spain)	35,000	35,747

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	30,000	37,142

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	93,168

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	27,557

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	58,397

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	71,295

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	115,293

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	146,936

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	50,165

		2,130,077
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	100,000	103,774

Tyco International Finance SA company
guaranty sr. unsec. unsub. notes 8 1/2s, 2019	40,000	44,345

		148,119

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Consumer cyclicals (0.4%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	$41,000	$40,385

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	155,000	157,563

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	64,000	65,305

Expedia, Inc. company guaranty sr. unsec.
notes 7.456s, 2018	15,000	14,213

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	129,926

News America Holdings, Inc. debs. 7 3/4s, 2045	40,000	36,438

Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	90,151

Target Corp. bonds 6 1/2s, 2037	230,000	232,658

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	20,000	22,053

Time Warner, Inc. debs. 9.15s, 2023	85,000	92,163

Time Warner, Inc. debs. 9 1/8s, 2013	50,000	55,050

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	15,675

		951,580
Consumer staples (0.7%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,302

Altria Group, Inc. company
guaranty sr. unsec. unsub. notes 8 1/2s, 2013	35,000	39,958

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. notes 8.2s, 2039	25,000	27,842

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	141,158

Coca-Cola Co. (The) sr. unsec.
unsub. notes 4 7/8s, 2019	5,000	5,156

CVS Caremark, Corp. sr. unsec. FRN 6.302s, 2037	117,000	86,580

CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	62,196	63,291

Delhaize Group sr. unsub. notes 6 1/2s, 2017 (Belgium)	75,000	76,588

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	5,000	5,200

Diageo PLC company guaranty 8s, 2022 (Canada)	230,000	252,730

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	20,945

Kellogg Co. sr. unsub. 5 1/8s, 2012	20,000	21,399

Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	114,690

Kroger Co. company guaranty 6 3/4s, 2012	60,000	64,869

Kroger Co. company guaranty 6.4s, 2017	55,000	58,310

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	81,151

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	89,106

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	70,000	72,312

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037 (United Kingdom)	100,000	101,162

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	115,000	118,324

		1,480,073
Energy (0.5%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	25,000	26,608

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	140,000	133,000

ConocoPhillips company guaranty sr. unsec.
bond 5.9s, 2038	15,000	14,867

ConocoPhillips company guaranty sr. unsec.
notes 5.2s, 2018	10,000	10,196

ConocoPhillips notes 6 1/2s, 2039	100,000	106,443

Devon Energy Corp. sr. notes 6.3s, 2019	40,000	42,745

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	25,000	26,800

68 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Energy cont.
EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	$30,000	$31,399

Forest Oil Corp. sr. notes 8s, 2011	80,000	79,600

Halliburton Co. sr. unsec. notes 7.45s, 2039	35,000	40,858

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	25,000	26,073

Kerr-McGee Corp. sec. notes 6.95s, 2024	20,000	18,558

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	30,000	30,478

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	90,000	81,225

Nexen, Inc. unsec. unsub. notes 6.4s, 2037
(Canada)	75,000	68,885

Peabody Energy Corp. sr. notes 5 7/8s, 2016	110,000	96,800

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	30,000	28,187

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	35,000	34,659

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	65,000	62,326

Williams Cos., Inc. (The) 144A sr. unsec.
notes 8 3/4s, 2020	45,000	46,913

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	30,000	31,319

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	25,000	26,821

		1,064,760
Financials (2.9%)
Aflac, Inc. sr. notes 8 1/2s, 2019	25,000	26,713

AGFC Capital Trust I 144A company
guaranty 6s, 2067	100,000	21,000

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	62,000	64,107

American Express Co. sr. unsec.
notes 8 1/8s, 2019	150,000	155,659

Amvescap PLC company guaranty 5 5/8s, 2012	70,000	61,232

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 1.701s, 2027	193,000	98,638

Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049	150,000	127,500

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	45,000	48,908

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	207,155

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	44,000	46,376

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.683s, 2012	274,313	238,668

Capital One Capital III company
guaranty 7.686s, 2036	41,000	29,051

Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 0.93s, 2009	30,000	29,897

Chubb Corp. (The) sr. notes 6 1/2s, 2038	100,000	108,408

Chubb Corp. (The) sr. notes 5 3/4s, 2018	50,000	51,862

CIT Group, Inc. jr. unsec. sub. notes FRN 6.1s, 2067	267,000	96,120

CIT Group, Inc. sr. notes 5.4s, 2013	20,000	12,395

CIT Group, Inc. sr. notes 5s, 2015	15,000	8,835

CIT Group, Inc. sr. notes 5s, 2014	15,000	8,908

Citigroup, Inc. sr. notes 6 1/2s, 2013	150,000	145,707

Citigroup, Inc. sr. unsec. notes 6s, 2017	110,000	95,894

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	180,000	175,770

Citigroup, Inc. sr. unsec. unsub. notes FRN 1.07s, 2010	135,000	131,811

Citigroup, Inc. sub. notes 5s, 2014	40,000	33,533

CNA Financial Corp. unsec. notes 6s, 2011	100,000	95,159

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Financials cont.
Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	$46,000	$29,900

Deutsche Bank AG/London notes 4 7/8s, 2013
(United Kingdom)	70,000	71,853

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	40,000	26,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031	190,000	91,438

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	15,000	11,737

Fleet Capital Trust V bank guaranty FRN
1.613s, 2028	114,000	59,727

Fund American Cos., Inc. notes 5 7/8s, 2013	36,000	34,076

GATX Financial Corp. notes 5.8s, 2016	80,000	70,770

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	45,000	30,025

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019	200,000	213,471

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	40,000	41,738

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	39,000	33,061

Health Care REIT, Inc. sr. notes 6s, 2013 R	55,000	51,027

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	135,000	107,513

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	158,587

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	164,443

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	18,000	15,170

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	280,000	240,800

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	92,000	66,470

Liberty Mutual Insurance 144A notes 7.697s, 2097	300,000	179,470

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	70,000	74,332

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	295,000	274,027

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 1.292s, 2011	110,000	101,858

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	300,000	243,000

MetLife, Inc. sr. unsec. notes Ser. A,
6.817s, 2018	35,000	35,249

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.409s, 2010	115,000	113,958

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	50,000	44,801

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	90,000	88,665

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	35,000	32,371

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	48,131

Nuveen Investments, Inc. sr. unsec.
notes 5 1/2s, 2015	70,000	35,350

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	41,000	31,936

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	49,092

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	48,880

Putnam VT The George Putnam Fund of Boston 69

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Financials cont.
Royal Bank of Scotland Group PLC jr.
sub. notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	$100,000	$40,000

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	50,000	50,318

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	50,000	46,049

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	47,000	44,415

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	100,000	97,680

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.629s, 2037	120,000	69,119

Travelers Cos., Inc. (The) sr. unsec.
notes 5.9s, 2019	20,000	20,605

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	297,307

Wells Fargo & Co. sr. notes 4 3/8s, 2013	140,000	141,205

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	55,000	52,800

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	140,000	112,846

		6,010,576
Government (0.5%)
European Investment Bank sr. unsec.
unsub. notes 4 7/8s, 2036 (Supra-Nation)	500,000	496,295

International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s,
2023 (Supra-Nation)	500,000	637,898

		1,134,193
Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	44,508

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	59,000	63,179

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	5,000	5,273

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	16,000	17,451

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	39,000	41,035

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	59,000	62,493

Hospira, Inc. sr. notes 5.55s, 2012	60,000	62,509

Merck & Co., Inc. sr. unsec. unsub. notes 5.85s, 2039	18,000	18,348

Merck & Co., Inc. sr. unsec. unsub. notes 5s, 2019	17,000	17,236

Novartis Securities Investment, Ltd. company
guaranty sr. unsec. notes 5 1/8s, 2019	70,000	71,282

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	68,000	80,744

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	22,000	24,054

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	20,000	23,017

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	30,000	24,134

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	95,000	98,310

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	60,000	53,850

WellPoint, Inc. notes 7s, 2019	90,000	93,020

		800,443
Technology (0.3%)
Corning, Inc. sr. unsec. unsub. notes 6 5/8s, 2019	20,000	20,440

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	10,000	10,207

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	100,000	101,132

IBM Corp. sr. unsec. notes 5.7s, 2017	245,000	260,227

Nokia Corp. sr. unsec. notes 6 5/8s, 2039 (Finland)	17,000	17,951

Nokia Corp. sr. unsec. notes 5 3/8s, 2019 (Finland)	8,000	8,094

Xerox Corp. sr. notes 8 1/4s, 2014	24,000	24,922

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Technology cont.
Xerox Corp. sr. notes 6.4s, 2016	$145,000	$133,400

Xerox Corp. sr. unsec. notes 6.35s, 2018	60,000	53,550

		629,923
Transportation (0.3%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	5,000	4,100

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	35,000	38,136

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	3,013	2,606

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	56,805	47,716

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	194,897	158,841

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	114,097	107,780

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	50,268

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	140,000	141,124

		550,571
Utilities and power (1.5%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	61,170

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	48,836

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	120,000	122,079

Beaver Valley II Funding debs. 9s, 2017	43,000	42,442

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	120,000	113,492

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	143,000	110,749

CMS Energy Corp. unsub. notes 6.55s, 2017	5,000	4,463

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	31,223

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	215,000	218,336

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	70,000	71,632

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	243,000	165,240

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	93,473

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	54,000	56,661

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	15,000	14,438

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	75,000	81,580

Electricite de France 144A notes 6.95s, 2039 (France)	100,000	112,271

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	135,000	128,821

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	50,000	52,188

Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	60,000	59,983

Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	100,000	92,250

ITC Holdings Corp. 144A notes 5 7/8s, 2016	36,000	34,076

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	40,000	36,911

Kansas Gas & Electric bonds 5.647s, 2021	51,473	49,050

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	48,423

Northwestern Corp. sec. notes 5 7/8s, 2014	36,000	36,615

Oncor Electric Delivery Co. debs. 7s, 2022	82,000	86,598

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	49,547

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	20,000	20,235

70 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Utilities and power cont.
Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	$37,000	$33,477

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	62,292	61,409

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	20,000	20,553

Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	60,000	60,069

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	39,000	27,690

Southern Natural Gas. Co. 144A notes 5.9s, 2017	60,000	56,363

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	78,563

Spectra Energy Capital, LLC sr. notes 8s, 2019	100,000	108,938

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	150,000	154,679

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	125,000	138,619

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	95,000	93,871

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	70,000	48,650

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	125,000	131,544

		3,057,207
Total corporate bonds and notes (cost $20,634,481)		$19,407,110

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)*	amount	Value

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.631s, 2029	$156,251	$172,998

Banc of America Commercial Mortgage, Inc.
144A Ser. 05-1, Class XW, Interest Only
(IO), 0.144s, 2042	40,404,911	59,961

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.269s, 2018	26,000	26,000
FRB Ser. 04-BBA4, Class G, 1.019s, 2018	61,000	61,000

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.319s, 2022	111,000	50,584
FRB Ser. 05-MIB1, Class J, 1.369s, 2022	244,000	73,200

Banc of America Mortgage Securities
Ser. 05-E, Class 2, IO, 0.3s, 2035	3,442,830	9,414

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	46,690	46,625

Bayview Commercial Asset Trust 144A
Ser. 04-2, IO, 2.97s, 2034	766,056	23,365
Ser. 05-1A, IO, 2.15s, 2035	571,766	20,012
Ser. 06-2A, IO, 1.798s, 2036	348,024	19,283
Ser. 05-3A, IO, 1.6s, 2035	1,761,632	87,343
Ser. 07-5A, IO, 1.55s, 2037	1,164,963	84,809
FRB Ser. 05-1A, Class A1, 0.614s, 2035	129,672	73,213

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.45s, 2032	151,000	87,700
Ser. 04-PR3I, Class X1, IO, 0.243s, 2041	826,255	9,915
Ser. 05-PWR9, Class X1, IO, 0.129s, 2042	6,771,631	36,567

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.135s, 2038	2,275,296	19,408
Ser. 07-PW15, Class X1, IO, 0.109s, 2044	8,817,942	55,465
Ser. 05-PW10, Class X1, IO, 0.08s, 2040	17,002,301	35,195

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	$467,600	$3,039

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	64,069	65,406

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0.559s, 2049	3,574,485	43,966
Ser. 06-CD2, Class X, IO, 0.127s, 2046	10,612,132	24,416
Ser. 07-CD4, Class XC, IO, 0.089s, 2049	11,955,451	51,408

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	131,000	47,160
Ser. 06-CN2A, Class J, 5.756s, 2019	105,000	27,300
FRB Ser. 01-J2A, Class A2F, 0.818s, 2034	211,000	175,234
Ser. 03-LB1A, Class X1, IO, 0.511s, 2038	1,133,057	35,173
Ser. 05-LP5, Class XC, IO, 0.183s, 2043	10,543,898	50,586
Ser. 06-C8, Class XS, IO, 0.085s, 2046	6,396,687	28,274
Ser. 05-C6, Class XC, IO, 0.064s, 2044	12,241,616	38,943

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	112,353	124,255
IFB Ser. 05-R1, Class 1AS, IO, 5.58s, 2035	978,251	84,325
IFB Ser. 05-R2, Class 1AS, IO, 5.242s, 2035	586,678	47,638

Credit Suisse Mortgage Capital Certificates
Ser. 06-C5, Class AX, IO, 0.145s, 2039	4,095,614	27,404

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.279s, 2049	16,051,214	80,256
Ser. 07-C1, Class AX, IO, 0.11s, 2040	11,190,204	49,573

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.269s, 2020	25,000	16,750
FRB Ser. 04-TF2A, Class J, 1.269s, 2016	189,000	122,850
FRB Ser. 05-TF2A, Class J, 1.219s, 2020	91,320	68,490
FRB Ser. 04-TF2A, Class H, 1.019s, 2019	81,000	60,750

DLJ Commercial Mortgage Corp. Ser. 00-CF1,
Class A1B, 7.62s, 2033	253,587	260,123

Fannie Mae
IFB Ser. 07-W2, Class 3A2, IO, 6.966s, 2037	372,984	36,376
IFB Ser. 05-65, Class KI, IO, 6.686s, 2035	1,430,575	155,053
IFB Ser. 05-12, Class SC, IO, 6.436s, 2035	252,449	30,264
IFB Ser. 07-W5, Class 2A2, IO, 6.426s, 2037	162,664	14,634
IFB Ser. 05-82, Class SY, IO, 6.416s, 2035	720,406	75,210
IFB Ser. 05-45, Class SR, IO, 6.406s, 2035	965,534	93,811
IFB Ser. 05-54, Class SA, IO, 6.386s, 2035	676,557	66,602
IFB Ser. 07-88, Class MI, IO, 6.206s, 2037	74,778	6,672
Ser. 06-94, Class NI, IO, 6.186s, 2036	149,606	12,078
Ser. 06-W3, Class 1AS, IO, 5.677s, 2046	1,342,081	109,916
Ser. 03-W12, Class 2, IO, 2.217s, 2043	790,964	50,216
Ser. 03-W10, Class 3, IO, 1.921s, 2043	486,880	26,388
Ser. 03-W10, Class 1, IO, 1.895s, 2043	2,715,454	146,766
Ser. 03-W8, Class 12, IO, 1.635s, 2042	1,910,855	73,559
Ser. 03-W17, Class 12, IO, 1.144s, 2033	744,117	22,303
Ser. 03-T2, Class 2, IO, 0.809s, 2042	2,763,455	63,393
Ser. 03-W3, Class 2IO1, IO, 0.677s, 2042	266,530	4,133
Ser. 03-W6, Class 51, IO, 0.671s, 2042	825,067	15,986
Ser. 01-T12, Class IO, 0.565s, 2041	1,330,426	20,472
Ser. 03-W2, Class 1, IO, 0.465s, 2042	1,405,673	16,744
Ser. 03-W3, Class 1, IO, 0.441s, 2042	2,853,618	34,243
Ser. 02-T1, Class IO, IO, 0.427s, 2031	1,202,940	14,900
Ser. 03-W6, Class 3, IO, 0.367s, 2042	1,149,356	11,938
Ser. 03-W6, Class 23, IO, 0.352s, 2042	1,222,247	12,151
Ser. 03-W4, Class 3A, IO, 0.294s, 2042	1,138,954	10,715

Putnam VT The George Putnam Fund of Boston 71

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class A, IO, 0.524s, 2043	$1,153,251	$17,083
Ser. T-56, Class 3, IO, 0.276s, 2043	819,197	7,281
Ser. T-56, Class 1, IO, 0.269s, 2043	1,059,124	8,265
Ser. T-56, Class 2, IO, 0.019s, 2043	972,849	558

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.948s, 2033	3,565,409	69,775

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	89,320

Freddie Mac
IFB Ser. 2922, Class SE, IO, 6.431s, 2035	535,922	50,231
IFB Ser. 3118, Class SD, IO, 6.381s, 2036	882,192	79,357
IFB Ser. 3114, Class TS, IO, 6.331s, 2030	1,406,553	144,979
IFB Ser. 3510, Class IB, IO, 6.281s, 2036	438,969	56,404
IFB Ser. 3510, Class IA, IO, 6.181s, 2037	767,132	73,468
IFB Ser. 3510, Class DI, IO, 6.161s, 2035	711,231	74,400

GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.12s, 2019	24,404,806	75,289
Ser. 05-C3, Class XC, IO, 0.089s, 2045	30,603,615	76,476

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.171s, 2036	131,000	131,182
Ser. 05-C1, Class X1, IO, 0.216s, 2043	11,186,657	75,185

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	201,000	144,720
Ser. 06-C1, Class XC, IO, 0.07s, 2045	17,636,990	47,783

Government National Mortgage Association
IFB Ser. 07-35, Class TY, IO, 6.585s, 2035	412,935	32,016
IFB Ser. 07-58, Class PS, IO, 6.385s, 2037	189,027	15,069
IFB Ser. 07-59, Class SP, IO, 6.355s, 2037	406,010	30,141
IFB Ser. 07-68, Class PI, IO, 6.335s, 2037	364,358	30,162
IFB Ser. 08-2, Class SV, IO, 6.202s, 2038	182,004	13,849
IFB Ser. 06-28, Class GI, IO, 6.185s, 2035	468,198	34,879
IFB Ser. 07-9, Class AI, IO, 6.182s, 2037	438,999	36,681
IFB Ser. 05-65, Class SI, IO, 6.035s, 2035	471,810	43,392
IFB Ser. 07-17, Class IC, IO, 5.932s, 2037	606,914	54,975
IFB Ser. 05-28, Class SA, IO, 5.885s, 2035	142,536	11,253
IFB Ser. 07-21, Class S, IO, 5.882s, 2037	583,272	43,258
IFB Ser. 08-60, Class SH, IO, 5.832s, 2038	125,083	9,693
IFB Ser. 04-88, Class SN, IO, 5.785s, 2034	249,843	21,713

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	173,000	159,160

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	32,727	30,385
Ser. 05-RP3, Class 1A3, 8s, 2035	108,899	98,883
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	86,033	76,971

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	106,262	95,215
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	113,351	101,179

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	45,816	825

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 05-LDP2, Class AM, 4.78s, 2042	250,000	154,839
Ser. 07-LDPX, Class X, IO, 0.525s, 2049	7,181,779	78,946

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	$152,000	$149,612
Ser. 05-CB12, Class X1, IO, 0.141s, 2037	7,256,506	43,149
Ser. 06-LDP6, Class X1, IO, 0.093s, 2043	4,720,884	13,915

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	61,045
Ser. 99-C1, Class G, 6.41s, 2031	97,000	21,785
Ser. 98-C4, Class G, 5.6s, 2035	84,000	65,520
Ser. 98-C4, Class H, 5.6s, 2035	143,000	111,480

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.269s, 2017	137,000	82,200
FRB Ser. 05-LLFA, Class J, 1.119s, 2018	57,000	28,500

Lehman Mortgage Trust
IFB Ser. 06-9, Class 2A2, IO, 6.306s, 2037	941,507	94,998
IFB Ser. 06-7, Class 2A4, IO, 6.236s, 2036	1,574,385	157,092
IFB Ser. 06-7, Class 2A5, IO, 6.236s, 2036	1,488,815	148,554

MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 0.376s, 2034	208,145	708
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	641,333	1,122

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	87,290	78,065
Ser. 05-1, Class 1A4, 7 1/2s, 2034	150,253	165,748

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.928s, 2027	392,679	251,382

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.819s, 2022	99,963	64,976

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.986s, 2030	82,000	48,182
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035	628,364	459,766

Merrill Lynch Mortgage Trust Ser. 05-MCP1,
Class XC, IO, 0.156s, 2043	9,166,306	65,997

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.435s, 2039	1,025,384	13,843

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	313,121	31,312
Ser. 05-C3, Class X, IO, 5.555s, 2044	383,005	30,640
Ser. 06-C4, Class X, IO, 5.454s, 2016	1,087,698	87,016

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.68s, 2043	1,273,383	34,623

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	220,000	15,400
Ser. 04-RR, Class F6, 6s, 2039	230,000	13,800
Ser. 05-HQ5, Class X1, IO, 0.188s, 2042	2,839,710	11,302

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.185s, 2030	124,000	83,080

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 7.005s, 2035	51,444	36,309

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	43,720	39,948

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	49,659

Saco I Trust FRB Ser. 05-10, Class 1A1, 0.574s, 2033	118,762	20,085

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO, 0.617s, 2036	2,667,890	88,841

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	100,000	73,000
Ser. 03-1A, Class M, 5s, 2018	62,000	34,100
Ser. 04-1A, Class L, 5s, 2018	41,000	22,960

72 Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 0.664s, 2034	$73,317	$48,389

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.943s, 2037	5,751,160	510,703
Ser. 07-4, Class 1A4, IO, 1s, 2037	6,129,530	181,762

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.441s, 2037	1,282,042	101,025

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.53s, 2048	10,606,339	151,760

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.619s, 2018	100,000	30,000
Ser. 06-C27, Class XC, IO, 0.123s, 2045	5,820,192	29,016
Ser. 06-C23, Class XC, IO, 0.081s, 2045	8,306,448	24,808
Ser. 06-C26, Class XC, IO, 0.061s, 2045	3,272,927	5,875

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	30,000	6,563
Ser. 06-SL1, Class X, IO, 0.935s, 2043	864,452	25,164
Ser. 07-SL2, Class X, IO, 0.85s, 2049	1,964,780	50,475

Washington Mutual Mortgage Pass-Through
Certificates Ser. 07-2, Class CX, IO, 7s, 2037	90,990	10,191

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.189s, 2031	186,000	99,157

Total collateralized mortgage obligations (cost $9,973,388)		$10,179,741

ASSET-BACKED SECURITIES (1.8%)*	Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 1.004s, 2035	$23,169	$7,919

Ace Securities Corp. FRB Ser. 06-OP2,
Class A2C, 0.464s, 2036	99,000	20,154

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	7,867	1

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.724s, 2029	200,223	86,780

American Express Credit Account Master Trust
144A Ser. 04-C, Class C, 0.819s, 2012	53,797	53,730

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 2.814s, 2036	157,000	2,127
FRB Ser. 03-8, Class M2, 2.064s, 2033	62,771	11,586

Arcap REIT, Inc. 144A Ser. 04-1A, Class E,
6.42s, 2039	137,110	24,680

Argent Securities, Inc. FRB Ser. 03-W3,
Class M3, 2.584s, 2033	7,642	937

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.314s, 2033	52,140	34,538
FRB Ser. 05-WMC1, Class M1, 0.754s, 2035	108,000	46,440

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.504s, 2036	37,475	19,268
FRB Ser. 06-HE7, Class A4, 0.454s, 2036	70,000	20,860

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 1.015s, 2033	82,895	30,671

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	114,000	100,731

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.316s, 2039	561,396	322,128
FRB Ser. 04-D, Class A, 0.698s, 2044	111,611	95,193

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.664s, 2038	48,072	28,843
FRB Ser. 03-SSRA, Class A, 1.014s, 2038	48,072	31,240
FRB Ser. 04-SSRA, Class A1, 0.914s, 2039	104,768	49,241

ASSET-BACKED SECURITIES (1.8%)* cont.	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-PC1, Class M9, 2.064s, 2035	$38,594	$386
FRB Ser. 05-HE1, Class M3, 1.244s, 2035	70,000	33,735
FRB Ser. 03-1, Class A1, 0.814s, 2042	49,169	36,778

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.734s, 2035	42,547	18,892

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	415,658	28,896

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.834s, 2035	43,000	31,603
FRB Ser. 05-14, Class 3A2, 0.554s, 2036	19,751	15,303

Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038	188,000	47,000

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s,
2034 (In default) †	10,726	—

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.984s, 2035	23,201	10,431

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 0.854s, 2035	90,800	80,862

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	15,924	15,057

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.614s, 2019	169,000	101,400
Ser. 04-1A, Class B, 1.164s, 2018	9,141	7,587

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	266,000	252,656

GEBL 144A
Ser. 04-2, Class D, 3.069s, 2032	86,098	5,166
Ser. 04-2, Class C, 1.169s, 2032	86,098	8,610

GS Auto Loan Trust 144A Ser. 04-1, Class D,
5s, 2011	53,048	52,517

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class D, 1.864s, 2030	250,000	25,000
FRB Ser. 05-1A, Class D, 1.844s, 2030	65,752	6,575

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 1.474s, 2036	239,144	88,483

Lehman XS Trust IFB Ser. 07-3, Class 4B, IO,
6.376s, 2037	537,486	54,834

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.317s, 2036	270,000	18,900
FRB Ser. 02-1A, Class FFL, 3.065s, 2037	460,000	69,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	639,884	278,349

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.934s, 2035	80,000	27,294
FRB Ser. 06-4, Class 2A4, 0.574s, 2036	106,000	27,944

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.564s, 2032	338,443	203,066
Ser. 02-A IO, 0.3s, 2032	9,163,589	107,865

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	$19,640	$9,820
FRB Ser. 02-1A, Class A1, 1.015s, 2024	52,015	45,101

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.464s, 2036	56,000	22,200

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	8,236	363

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	45,613	20,294

Putnam VT The George Putnam Fund of Boston 73

ASSET-BACKED SECURITIES (1.8%)* cont.	Principal amount	Value

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.994s, 2035	$50,000	$35,605
FRB Ser. 05-HE1, Class M3, 0.834s, 2034	50,000	30,779
FRB Ser. 06-NC4, Class M2, 0.614s, 2036	70,000	426

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 1.373s, 2015	29,144	26,454

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	16,581	15,615

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 2.364s, 2033	4,914	1,986

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	152,060	78,325
Ser. 02-C, Class A1, 5.41s, 2032	390,292	257,593

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	58,631	47,061

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.144s, 2036	33,000	3,635

Pillar Funding PLC 144A FRB Ser. 04-2A,
Class C, 1.509s, 2011 (United Kingdom)	109,000	103,550

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s,
2034 (In default) †	9,910	50

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	36,851	—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.964s, 2035	50,000	412

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.574s, 2036	107,000	2,484

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.602s, 2015	671,998	416,639

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	184,000	11,040

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.992s, 2044
(United Kingdom)	90,076	10,809

Total asset-backed securities (cost $7,653,579)		$3,781,497

INVESTMENT COMPANIES (1.4%)*	Shares	Value

Financial Select Sector SPDR Fund	117,300	$1,404,081

Utilities Select Sector SPDR Fund	52,800	1,472,592

Total investment companies (cost $2,585,025)		$2,876,673

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	4,499	$357,671

Total convertible preferred stocks (cost $347,904)		$357,671

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Lear Corp. bank term loan FRN 3.168s, 2013	$69,116	$48,065

Level 3 Communications, Inc. bank term loan
FRN 3.155s, 2014	78,000	64,716

MetroPCS Wireless, Inc. bank term loan FRN
3.066s, 2013	30,726	29,186

Polypore, Inc. bank term loan FRN Ser. B,
2.59s, 2014	77,020	70,281

Sun Healthcare Group, Inc. bank term loan
FRN 2.1s, 2014	13,004	11,411

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 3.175s, 2014	45,064	39,543

TW Telecom, Inc. bank term loan FRN Ser. B,
2.32s, 2013	38,465	35,912

Total senior loans (cost $322,077)		$299,114

MUNICIPAL BONDS	Principal
AND NOTES (0.1%)*	amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$27,460

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	135,000	90,123

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	175,000	117,583

Total municipal bonds and notes (cost $340,205)		$235,166

SHORT-TERM INVESTMENTS (20.2%)*	Principal
	amount/shares	Value

Putnam Money Market Liquidity Fund e	26,296,670	$26,296,670

SSga Prime Money Market Fund i	$240,000	240,000

U.S. Treasury Cash Management Bills for an
effective yield of 0.47%, maturity date
April 1, 2010	462,000	460,349

Victory Receivables Corp. for an effective
yield of 0.38%, maturity date July 13, 2009	4,000,000	3,999,493

U.S. Treasury Bills with effective yields
ranging from 0.44% to 0.70%, maturity date
December 17, 2009 ##	7,810,000	7,784,446

U.S. Treasury Bills with effective yields
ranging from zero % to 0.66%, maturity date
November 19, 2009 i	2,110,000	2,107,890

U.S. Treasury Bills with effective yields
ranging from 0.62% to 0.66%, maturity date
November 19, 2009 ##	1,162,000	1,159,155

Total short-term investments (cost $42,049,701)		$42,048,003

Total investments (cost $243,192,039)		$234,426,287

Key to other fixed-income security abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $208,325,523.

† Non-income-producing security.

##These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The

74 Putnam VT The George Putnam Fund of Boston

interest rates shown for senior loans are the current interest rates at June 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At June 30, 2009, liquid assets totaling $14,761,485 have been designated as collateral for open forward commitments and swap contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at June 30, 2009.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)
				Fixed payments	Unrealized
Swap counterparty /		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Financial Security Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	$45,000	12/20/12	95 bp	$(12,504)

Meadwestvaco Corp., 6.85%, 4/1/12		22,000	3/20/18	(177 bp)	(1,471)

Citibank, N.A.
Yum! Brands, Inc., 8 7/8%, 4/15/11		115,000	3/20/13	(65 bp)	389

Credit Suisse International
General Electric Capital Corp., 5 5/8%, 9/15/17	Aa2	220,000	12/20/13	530 bp	9,540

Liberty Mutual Insurance, 7 7/8%, 10/15/26		255,000	12/20/13	(210 bp)	(3,349)

Deutsche Bank AG
Expedia Inc., 7.456%, 8/15/18		9,000	12/20/13	(310 bp)	(257)

General Electric Capital Corp., 6%, 6/15/12	Aa2	400,000	9/20/13	109 bp	(43,971)

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	5,000	12/20/13	112 bp	(62)

Goldman Sachs International
CVS Caremark Corp., 4 7/8%, 9/15/14		5,000	9/20/11	(50 bp)	(2)

Southern California Edison Co., 7 5/8%, 1/15/10	A3	5,000	12/20/13	118.1 bp	(130)

JPMorgan Chase Bank, N.A.
Expedia, Inc., 7.456%, 8/15/18		6,000	9/20/13	(300 bp)	(188)

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	5,000	12/20/13	113 bp	(59)

Total					$(52,064)

* Payments related to the reference debt are made upon a credit default event.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at June 30, 2009.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

Putnam VT The George Putnam Fund of Boston 75

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$3,503,148	$278,349

Common stocks:

Basic materials	3,469,532	—	—

Capital goods	6,929,533	—	—

Communication
services	8,585,262	—	—

Conglomerates	3,486,922	—	—

Consumer cyclicals	7,486,971	—	—

Consumer staples	13,519,985	—	—

Energy	17,052,258	—	—

Financial	23,006,294	—	—

Health care	19,817,903	—	—

Technology	7,336,480	—	—

Transportation	1,343,544	—	—

Utilities and power	6,737,966	—	—

Total common stocks	118,772,650	—	—

Convertible
preferred stocks	—	357,671	—

Corporate bonds
and notes	—	19,407,110	—

Investment Companies	2,876,673	—	—

Mortgage-backed
securities	—	10,179,741	—

Municipal bonds
and notes	—	235,166	—

Senior loans	—	299,114	—

U.S. Government
and Agency Mortgage
Obligations	—	19,269,233	—

U.S. Government
Agency Obligations	—	7,635,867	—

U.S. Treasury Obligations	—	9,563,562	—

Short-term investments	26,536,670	15,511,333	—

Totals by level	$148,185,993	$85,961,945	$278,349

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(52,064)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Asset-backed securities	$421,346	$—	$(10,753)	$(123,944)	$(8,300)	$—	$278,349

Mortgage-backed securities	$449,019	—	(58,678)	194,126	(584,467)	—	—

Total	$870,365	$—	$(69,431)	$70,182	$(592,767)	$—	$278,349

The accompanying notes are an integral part of these financial statements.

76 Putnam VT The George Putnam Fund of Boston

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $216,895,369)	$208,129,617

Affiliated issuers (identified cost $26,296,670) (Note 6)	26,296,670

Cash	38,749

Dividends, interest and other receivables	1,117,917

Receivable for shares of the fund sold	66,180

Receivable for investments sold	13,148,702

Receivable for investor servicing fees (Note 2)	291

Unrealized appreciation on swap contracts (Note 1)	9,929

Total assets	248,808,055

Liabilities

Payable for investments purchased	22,935,741

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	14,115,456

Payable for shares of the fund repurchased	66,385

Payable for compensation of Manager (Note 2)	294,494

Payable for custodian fees (Note 2)	40,438

Payable for Trustee compensation and expenses (Note 2)	83,137

Payable for administrative services (Note 2)	1,450

Payable for distribution fees (Note 2)	23,070

Interest payable (Note 2)	268,568

Unrealized depreciation on swap contracts (Note 1)	61,993

Payable for receivable purchase agreement (Note 2)	138,833

Collateral on certain derivative contracts at value (Note 1)	2,347,890

Other accrued expenses	105,077

Total liabilities	40,482,532

Net assets	$208,325,523

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$354,554,586

Undistributed net investment income (Note 1)	3,462,195

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(141,072,662)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(8,618,596)

Total — Representing net assets applicable
to capital shares outstanding	$208,325,523

Computation of net asset value Class IA

Net Assets	$95,971,405

Number of shares outstanding	16,051,410

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$5.98

Computation of net asset value Class IB

Net Assets	$112,354,118

Number of shares outstanding	18,838,231

Net asset value, offering price and redemption
price per share (net assets divided by number of shares outstanding)	$5.96

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (including interest income of $22,890 from
investments in affiliated issuers) (Note 6)	$3,118,508

Dividends (net of foreign tax of $13,540)	1,930,781

Total investment income	5,049,289

Expenses

Compensation of Manager (Note 2)	649,794

Investor servicing fees (Note 2)	29,499

Custodian fees (Note 2)	38,158

Trustee compensation and expenses (Note 2)	17,371

Administrative services (Note 2)	13,063

Distribution fees — Class IB (Note 2)	133,514

Interest expense	268,568

Other	114,423

Fees waived and reimbursed by Manager (Note 2)	(95,906)

Total expenses	1,168,484

Expense reduction (Note 2)	(10,608)

Net expenses	1,157,876

Net investment income	3,891,413
Net realized loss on investments (Notes 1 and 3)	(16,089,916)

Net realized loss on written options (Notes 1 and 3)	(920,004)

Net realized loss on swap contracts (Note 1)	(8,767,170)

Net realized loss on futures contracts (Note 1)	(3,310,676)

Net realized gain on foreign currency transactions (Note 1)	231

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	331

Net unrealized appreciation of investments, futures,
options, swap contracts and TBA sale commitments
during the period	43,810,822

Net gain on investments	14,723,618

Net increase in net assets resulting from operations	$18,615,031

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 77

Statement of changes in net assets

	Putnam VT
	The George Putnam Fund of Boston

	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$3,891,413	$13,674,028

Net realized loss on investments and
foreign currency transactions	(29,087,535)	(112,039,378)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	43,811,153	(68,172,243)

Net increase (decrease) in net assets
resulting from operations	18,615,031	(166,537,593)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,894,288)	(9,466,488)

Class IB	(5,190,033)	(9,555,542)

Net realized short-term gain
on investments

Class IA	—	(4,564,306)

Class IB	—	(4,943,657)

From net realized long-term gain on
investments

Class IA	—	(11,978,395)

Class IB	—	(12,973,950)

Decrease from capital share transactions
(Note 4)	(15,682,708)	(64,010,448)

Total decrease in net assets	(7,151,998)	(284,030,379)

Net assets:

Beginning of period	215,477,521	499,507,900

End of period (including undistributed
net investment income of $3,462,195 and
$9,655,103, respectively)	$208,325,523	$215,477,521

* Unaudited

The accompanying notes are an integral part of these financial statements.

78 Putnam VT The George Putnam Fund of Boston

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of expenses to average net assets, excluding interest expense (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT The George Putnam Fund of Boston (Class IA)

6/30/09 †	$5.74	.11	.44	.55	(.31)	—	(.31)	$5.98	10.24*	$95,971	.51*h	.38*h	2.01*	206.38*f

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006.77		.77	3.85	140.22 f

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160.72		.72	3.03	128.49 f

12/31/06	11.83	.29	1.09	1.38	(.32)	(.42)	(.74)	12.47	12.23	318,905.74		.74	2.50	124.55 f

12/31/05	11.61	.28 g	.20	.48	(.26)	—	(.26)	11.83	4.22	382,326.72		.72	2.44 g	139.50

12/31/04	10.93	.24	.67	.91	(.23)	—	(.23)	11.61	8.48	444,637.72		.72	2.15	148.39

Putnam VT The George Putnam Fund of Boston (Class IB)

6/30/09 †	$5.71	.10	.43	.53	(.28)	—	(.28)	$5.96	9.95*	$112,354	.64*h	.51*h	1.86*	206.38*f

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02	1.02	3.59	140.22 f

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347.97		.97	2.78	128.49 f

12/31/06	11.76	.26	1.09	1.35	(.29)	(.42)	(.71)	12.40	12.02	289,374.99		.99	2.25	124.55 f

12/31/05	11.55	.25 g	.19	.44	(.23)	—	(.23)	11.76	3.91	301,779.97		.97	2.18 g	139.50

12/31/04	10.88	.21	.67	.88	(.21)	—	(.21)	11.55	8.21	294,298.97		.97	1.90	148.39

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds’ class IA and class IB shares reflect a reduction of the following amounts based on each fund’s average net assets (Notes 2 and 5):

Percentage of average net assets

6/30/09	0.05%

12/31/08	0.04

12/31/07	0.02

12/31/06	<0.01

12/31/05	0.01

12/31/04	0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.13% of average net assets as of June 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 79

Putnam VT Global Asset Allocation Fund

Investment objective

A high level of long-term total return consistent with preservation of capital

Net asset value June 30, 2009
Class IA: $11.31	Class IB: $11.39

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	12.24%	12.24%

1 year	–20.05	–20.14

5 years	0.42	–0.50
Annualized	0.08	–0.10

10 years	2.96	1.50
Annualized	0.29	0.15

Life	276.53	265.59
Annualized	6.39	6.24

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

After a dismal start to the year, a broad second-quarter rally lifted stocks, as investors showed increasing conviction that the U.S. federal government and central banks around the world had successfully rescued the financial system and stabilized the economy. Small- and large-cap stocks had similar performance, while mid caps outpaced them both. In terms of investment style, growth stocks significantly outperformed their value counterparts, while U.S. large-cap stocks lagged global and emerging-market equities. Ongoing stabilization in the credit markets helped corporate and mortgage-backed bonds to recover, while U.S. Treasuries significantly underperformed. Outside the United States, most bond markets, including emerging markets, advanced. Against this backdrop, Putnam VT Global Asset Allocation Fund’s class IA shares returned 12.24% at net asset value for the six months ended June 30, 2009.

The fund held a modest underweight exposure to developed international equities during the first two months of the year before management increased the fund’s exposure in early March, which proved beneficial. Furthermore, the fund’s emphasis on emerging-market stocks within its international holdings added to performance. By the end of April, however, management began to reduce the fund’s equity holdings, locking in profits in anticipation of increased volatility in the months ahead.

The fund also benefited from an overweight to emerging-market equities throughout the entire period. Emerging-market equities were strong relative performers in both the weak first quarter and the strong second quarter. With the typical emerging economy less vulnerable to financial system fragility and more likely to achieve real growth than developed economies, management expects this leadership pattern to persist. More generally, the emphasis management put on high-quality stocks with strong cash flows benefited performance. Many of these securities declined significantly amid institutions’ distressed selling in late 2008, but thus far have performed solidly in 2009.

The fixed-income portion of the portfolio focused on the securi-tized market, specifically on those assets that stood to benefit from increasing market liquidity. Management sought to limit the fund’s credit risk (i.e., the risk of default in the portfolio) by holding assets high in corporate capital structures, which are among the first to be repaid in the event of a bankruptcy. These holdings recovered sharply during the period, contributing positively to total returns.

The fund’s active currency positioning was the biggest detractor from performance during the period. The worst performance happened in March, and stemmed from overweighting the U.S. dollar versus the Japanese yen and underweighting the dollar versus the euro.

Amid growing signs that U.S. economic conditions are stabilizing, management expects a very gradual recovery constrained by prolonged tightness in the credit markets. Alternative scenarios — that the recent uptick in data will prove a short-lived aberration within a long-term severe recession, or that big government deficits will reignite inflation and usher the return of 1970s-style “stagflation” — are possible, but management believes they are less likely. While serious problems remain, management believes that the balance of indicators suggests that a recovery is indeed unfolding in the United States. The fund is positioned in anticipation of an upward trend in stock prices through the summer. Outside the United States, management prefers conditions in Asia to Europe and emerging markets over developed countries. The global macroeconomic outlook of management corresponds in key respects to its view of U.S. markets, anticipating a slow rebound in the overall world economy, with low interest rates and steep yield curves. In such an environment, a flexible, diversified portfolio with a global mandate may be an attractive option for investors.

Consider these risks before you invest: International investing involves risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/ or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. The fund can also have a significant portion of its assets in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Current and future portfolio holdings are subject to risk.

80 Putnam VT Global Asset Allocation Fund

Your fund’s managers

Jeffrey Knight is Head of Global Asset Allocation at Putnam. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since  1987.

In addition to Jeffrey Knight, your fund’s Portfolio Managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt. Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Global Asset
Allocation Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.00	$6.31	$4.76	$6.01

Ending value (after expenses)	$1,122.40	$1,122.40	$1,020.08	$1,018.84

Annualized expense ratio†	0.95%	1.20%	0.95%	1.20%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†Includes interest aaccrued in connection with certain terminated derivatives contracts, which amounted to 0.08% of average net assets for the six months ended June 30, 2009.

Putnam VT Global Asset Allocation Fund 81

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (49.7%)*	Shares	Value

Basic materials (3.3%)
Abengoa SA (Spain)	1,213	$26,943

Acciona SA (Spain)	415	51,056

Agnico-Eagle Mines, Ltd. (Canada)	377	19,785

AK Steel Holding Corp.	8,050	154,480

Albemarle Corp.	1,383	35,363

Amcor, Ltd. (Australia)	23,202	93,319

Ameron International Corp.	391	26,213

Ampco-Pittsburgh Corp.	1,401	32,853

Andersons, Inc. (The)	3,814	114,191

AngloGold Ashanti, Ltd. ADR (South Africa)	412	15,092

Antofagasta PLC (United Kingdom)	24,587	238,887

ArcelorMittal (Luxembourg)	13,801	453,620

Aurizon Mines, Ltd. (Canada) †	12,103	42,966

Austevoll Seafood ASA (Norway) †	3,749	17,531

Balfour Beatty PLC (United Kingdom)	5,910	30,103

Barrick Gold Corp. (Canada)	828	27,779

BASF SE (Germany)	385	15,369

BHP Billiton PLC (United Kingdom)	2,877	65,021

BHP Billiton, Ltd. (Australia)	7,030	193,009

BlueScope Steel, Ltd. (Australia)	168,616	341,648

Boise, Inc. †	12,655	21,767

Broadwind Energy, Inc. †	1,711	19,369

Bway Holding Co. †	1,010	17,705

Cameco Corp. (Canada)	1,662	42,695

Cameco Corp. (Canada)	697	17,843

Canfor Corp. (Canada) †	1,283	5,523

Celanese Corp. Ser. A	6,737	160,004

Century Aluminum Co. †	2,671	16,640

CF Industries Holdings, Inc.	3,803	281,954

China Grand Forestry Green Resources Group,
Ltd. (Hong Kong) †	88,000	4,637

Cia de Minas Buenaventura SA ADR (Peru)	592	14,226

Clearwater Paper Corp. †	148	3,743

Cliffs Natural Resources, Inc.	5,641	138,035

Coeur d’Alene Mines Corp. †	1,530	18,819

Crystallex International Corp. (Canada) †	10,800	2,376

Deltic Timber Corp.	173	6,136

Denison Mines Corp. (Canada) †	2,800	4,652

Dow Chemical Co. (The)	15,077	243,343

Eastman Chemical Co.	2,000	75,800

Eldorado Gold Corp. (Canada) †	1,512	13,532

Energy Resources of Australia, Ltd. (Australia)	527	9,908

Fletcher Building, Ltd. (New Zealand)	10,864	46,021

FMC Corp.	4,470	211,431

Gammon Gold, Inc. (Canada) †	1,365	9,105

Glatfelter	3,264	29,050

Gold Fields, Ltd. ADR (South Africa)	639	7,700

Goldcorp, Inc. (Toronto Exchange) (Canada)	915	31,796

Golden Star Resources, Ltd. †	4,161	8,530

Granite Construction, Inc.	500	16,640

Great Basin Gold, Ltd. (South Africa) †	4,854	6,650

Grief, Inc. Class A	229	10,126

Grupo Empresarial Ence SA (Spain)	1,723	4,597

Grupo Ferrovial SA (Spain)	1,563	50,340

COMMON STOCKS (49.7%)* cont.	Shares	Value

Basic materials cont.
Gunns, Ltd. (Australia)	8,163	$7,042

Harmony Gold Mining Co., Ltd. ADR
(South Africa) †	789	8,142

Hecla Mining Co. † S	8,125	21,775

Hokuetsu Paper Mills, Ltd. (Japan)	1,500	7,396

Holmen AB Class B (Sweden)	342	7,483

Horsehead Holding Corp. †	4,625	34,456

HQ Sustainable Maritime Industries, Inc. †	1,069	9,781

Iamgold Corp. (Canada)	1,494	15,119

Impregilo SpA (Italy)	10,140	35,399

Innophos Holdings, Inc.	2,743	46,329

Innospec, Inc.	2,729	29,337

Insituform Technologies, Inc. †	1,239	21,026

International Paper Co.	1,064	16,098

JFE Holdings, Inc. (Japan)	1,500	50,098

Kazakhmys PLC (United Kingdom)	3,207	33,448

Kinross Gold Corp. (Canada)	1,216	22,070

Koninklijke DSM NV (Netherlands)	1,831	57,416

Koppers Holdings, Inc.	1,919	50,604

Korea Zinc Co., Ltd. (South Korea)	64	6,918

Lafarge SA (France) †	375	25,482

Layne Christensen Co. †	1,485	30,368

Linde AG (Germany)	464	38,179

MeadWestvaco Corp.	4,585	75,240

Minefinders Corp. (Canada) †	1,348	9,288

Mitsui Mining & Smelting Co., Ltd. (Japan) †	33,000	84,875

Monsanto Co.	3,083	229,190

Mosaic Co. (The)	1,266	56,084

New Gold, Inc. (Canada) †	3,868	10,256

Newmont Mining Corp.	710	29,018

Nireus Aquaculture SA (Greece)	9,270	10,691

Nitto Denko Corp. (Japan)	2,300	69,690

Northgate Minerals Corp. (Canada) †	5,187	11,100

Northwest Pipe Co. †	503	17,484

Nucor Corp.	4,100	182,163

Nufarm, Ltd. (Australia)	6,557	48,333

Obrascon Huarte Lain SA (Spain)	2,341	46,516

Oilsands Quest, Inc. (Canada) †	3,790	3,638

OJI Paper Co., Ltd. (Japan)	7,000	30,042

OM Group, Inc. †	2,494	72,376

Packaging Corp. of America	3,894	63,083

Paladin Energy, Ltd. (Australia) †	3,169	12,499

PAN American Silver Corp. (Canada) †	669	12,263

Pescanova SA (Spain)	423	13,964

Plum Creek Timber Company, Inc. R	2,135	63,580

Portucel Empresa Produtora de Pasta e Papel
SA (Portugal)	3,692	9,059

POSCO (South Korea)	93	30,804

Potlatch Corp. R	303	7,360

PV Crystalox Solar PLC (United Kingdom)	3,448	4,747

Rangold Resources, Ltd. ADR (United Kingdom)	384	24,641

Rayonier, Inc.	313	11,378

Royal Gold, Inc.	300	12,510

Sappi, Ltd. ADR (South Africa)	1,499	4,482

Schnitzer Steel Industries, Inc. Class A	2,284	120,732

Seabridge Gold, Inc. (Canada) †	565	14,656

Silver Standard Resources, Inc. (Canada) †	557	10,444

82 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value

Basic materials cont.
Silver Wheaton Corp. (Canada) †	4,351	$35,852

Sino-Forest Corp. (Canada) †	904	9,650

Sonoco Products Co.	465	11,137

Southern Copper Corp. (Peru)	9,745	199,188

Spartech Corp.	3,598	33,066

Stora Enso OYJ Class R (Finland) †	1,774	9,369

Sumitomo Forestry Co., Ltd. (Japan)	1,200	10,108

Svenska Cellulosa AB Class B (Sweden)	1,117	11,772

Syngenta AG (Switzerland)	457	106,244

Teck Cominco, Ltd. Class B (Canada)	1,900	30,342

Terra Industries, Inc.	9,037	218,876

Thompson Creek Metals Co., Inc. (Canada) †	5,405	55,239

Timberwest Forest Corp. (Unit) (Canada)	1,536	4,483

UEX Corp. (Canada) †	4,000	4,442

Umicore NV/SA (Belgium)	1,023	23,320

UPM-Kymmene OYJ (Finland)	1,074	9,368

Uranium One, Inc. (Canada) †	2,809	6,457

Vallourec SA (France) †	344	41,856

Voestalpine AG (Austria)	5,622	154,372

Votorantim Celulose e Papel SA ADR (Brazil) †	782	8,375

W.R. Grace & Co. †	4,856	60,069

Wausau Paper Corp.	787	5,289

West Fraser Timber Co., Ltd. (Canada)	309	6,235

Weyerhaeuser Co.	488	14,850

Xstrata PLC (United Kingdom)	8,900	98,211

Yamana Gold, Inc. (Canada)	2,112	18,670

Zhaojin Mining Industry Co., Ltd. (China)	13,000	21,044

		6,729,957
Capital goods (3.6%)
Acuity Brands, Inc.	1,201	33,688

Aecom Technology Corp. †	1,638	52,416

AEP Industries, Inc. †	516	13,617

AeroVironment, Inc. †	943	29,101

AGCO Corp. †	6,926	201,339

Alstom SA (France)	814	48,217

Altra Holdings, Inc. †	4,367	32,709

Applied Industrial Technologies, Inc.	1,950	38,415

ATC Technology Corp. †	1,950	28,275

Autoliv, Inc. (Sweden)	5,017	144,339

BAE Systems PLC (United Kingdom)	75,305	420,585

Ball Corp.	2,297	103,733

Bio-Treat Technology, Ltd. (China) †	83,000	3,121

Boeing Co. (The)	2,968	126,140

Bucyrus International, Inc. Class A	173	4,941

Calgon Carbon Corp. †	970	13,473

Canon, Inc. (Japan)	6,100	198,526

Capstone Turbine Corp. †	18,904	15,690

Caterpillar, Inc.	2,683	88,646

Chart Industries, Inc. †	4,589	83,428

China High Speed Transmission Equipment
Group Co., Ltd. (China)	13,000	26,073

CLARCOR, Inc.	486	14,186

Cobham PLC (United Kingdom)	28,825	82,262

Columbus McKinnon Corp. †	2,056	26,008

Conergy AG (Germany) †	6,454	5,638

Crown Holdings, Inc. †	5,100	123,114

Cummins, Inc.	4,685	164,959

COMMON STOCKS (49.7%)* cont.	Shares	Value

Capital goods cont.
Deere (John) & Co.	1,271	$50,776

Doosan Heavy Industries and
Construction Co., Ltd. (South Korea)	756	36,117

Ebara Corp. (Japan)	12,000	41,152

EMCOR Group, Inc. †	3,001	60,380

Emerson Electric Co.	6,505	210,762

Energy Recovery, Inc. †	2,512	17,785

EnergySolutions, Inc.	1,259	11,583

EnPro Industries, Inc. †	930	16,749

Epure International, Ltd. (China)	9,000	2,776

European Aeronautic Defense and Space Co. (France)	20,475	332,083

Exide Technologies †	3,036	11,324

Flowserve Corp.	2,176	151,907

Fluor Corp.	2,761	141,612

Foster Wheeler AG †	7,003	166,321

Franklin Electric Co., Inc.	522	13,530

Fuel Tech, Inc. †	2,105	20,419

Fuji Machine Manufacturing Co., Ltd. (Japan)	1,800	21,736

Gardner Denver, Inc. †	1,697	42,713

General Cable Corp. †	1,570	59,001

General Dynamics Corp.	1,983	109,838

GLV, Inc. Class A (Canada) †	1,477	9,155

Gorman-Rupp Co. (The)	844	17,023

GrafTech International, Ltd. †	1,897	21,455

GUD Holdings, Ltd. (Australia)	1,261	6,521

Herman Miller, Inc.	1,784	27,367

Hyflux, Ltd. (Singapore)	7,000	10,578

ITT Corp.	645	28,703

Jacobs Engineering Group, Inc. †	2,200	92,598

John Bean Technologies Corp.	1,782	22,311

Joy Global, Inc.	7,650	273,258

Kurita Water Industries, Ltd. (Japan)	1,800	57,985

Lindsay Corp.	470	15,557

Lockheed Martin Corp.	4,518	364,377

LSB Industries, Inc. †	2,938	47,507

Manitowoc Co., Inc. (The)	12,035	63,304

Met-Pro Corp.	529	5,724

Mitsubishi Electric Corp. (Japan)	18,000	113,253

MTU Aero Engines Holding AG (Germany)	1,371	50,099

Mueller Industries, Inc.	1,902	39,562

Mueller Water Products, Inc. Class A	4,262	15,940

Nalco Holding Co.	1,434	24,149

Nordex AG (Germany) †	1,110	17,469

Northrop Grumman Corp.	5,810	265,401

Organo Corp. (Japan)	1,000	8,186

Owens-Illinois, Inc. †	4,200	117,642

Parker-Hannifin Corp.	907	38,965

Pentair, Inc.	1,329	34,049

Pitney Bowes, Inc.	6,126	134,343

Prysmian SpA (Italy)	14,420	217,409

Raser Technologies, Inc. † S	4,200	11,760

Raytheon Co.	9,141	406,135

Rexam PLC (United Kingdom)	28	132

Roper Industries, Inc.	745	33,756

SembCorp Industries, Ltd. (Singapore)	48,000	99,810

Silgan Holdings, Inc.	497	24,368

Solaria Energia y Medio Ambiente SA (Spain) †	1,655	4,689

Putnam VT Global Asset Allocation Fund 83

COMMON STOCKS (49.7%)* cont.	Shares	Value

Capital goods cont.
Solon AG Fuer Solartechnik (Germany) †	290	$3,644

Spartan Motors, Inc.	2,048	23,204

Spirax-Sarco Engineering PLC (United Kingdom)	1,746	24,318

Steelcase, Inc.	9,313	54,202

Sunpower Corp. Class A †	450	11,988

Tanfield Group PLC (United Kingdom) †	5,322	5,704

Terex Corp. †	10,500	126,735

Tetra Tech, Inc. †	2,118	60,681

Thomas & Betts Corp. †	2,200	63,492

Timken Co.	1,577	26,935

United Technologies Corp.	6,998	363,616

USEC, Inc. †	1,354	7,203

Valmont Industries, Inc.	467	33,661

Vestas Wind Systems A/S (Denmark) †	570	41,024

Vinci SA (France)	845	37,955

WESCO International, Inc. †	2,105	52,709

Yingli Green Energy Holding Co., Ltd. ADR (China) †	847	11,477

		7,310,291
Communication services (2.8%)
Adelphia Recovery Trust (Ser. ACC-1) †	53,418	1,068

America Movil SAB de CV ADR Ser. L (Mexico)	1,957	75,775

AT&T, Inc.	40,131	996,854

Atlantic Tele-Network, Inc.	1,093	42,944

BCE, Inc. (Canada)	900	18,595

Carphone Warehouse Group PLC
(The) (United Kingdom)	22,352	58,557

CenturyTel, Inc.	3,900	119,730

China Unicom Hong Kong, Ltd. (China)	32,000	42,641

Cincinnati Bell, Inc. †	13,270	37,687

Comcast Corp. Class A	19,613	284,192

CPI International, Inc. †	1,745	15,164

DIRECTV Group, Inc. (The) † S	18,791	464,326

DISH Network Corp. Class A †	5,831	94,521

Earthlink, Inc. †	4,633	34,331

EchoStar Corp. Class A †	3,582	57,097

Embarq Corp.	2,848	119,787

France Telecom SA (France)	16,932	385,014

Hellenic Telecommunication Organization
(OTE) SA (Greece)	1,234	18,851

j2 Global Communications, Inc. †	1,074	24,229

Jupiter Telecommunications Co., Ltd. (Japan)	63	47,761

KDDI Corp. (Japan)	64	339,295

Liberty Global, Inc. Class A †	11,779	187,168

Net Servicos de Comunicacao SA
(Preference) (Brazil) †	3,700	35,889

NeuStar, Inc. Class A †	2,899	64,242

NII Holdings, Inc. †	8,173	155,859

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	10,700	435,338

Novatel Wireless, Inc. †	2,268	20,457

Premiere Global Services, Inc. †	3,612	39,154

Sprint Nextel Corp. †	52,076	250,486

Swisscom AG (Switzerland)	133	40,898

Telefonica SA (Spain)	3,678	83,467

Telekom Austria AG (Austria)	1,275	19,966

Telenet Group Holding NV (Belgium) †	1,089	23,140

Telephone and Data Systems, Inc.	1,777	50,289

Time Warner Cable, Inc.	3,944	124,906

COMMON STOCKS (49.7%)* cont.	Shares	Value

Communication services cont.
USA Mobility, Inc.	1,810	$23,096

Verizon Communications, Inc.	19,796	608,331

Vodafone Group PLC (United Kingdom)	68,422	132,330

		5,573,435
Conglomerates (0.9%)
3M Co.	4,707	282,891

Bouygues SA (France)	5,432	204,438

Danaher Corp.	549	33,895

General Electric Co.	65,945	772,875

Hutchison Whampoa, Ltd. (Hong Kong)	9,000	58,682

Marubeni Corp. (Japan)	13,000	57,430

Mitsubishi Corp. (Japan)	3,700	67,948

Mitsui & Co., Ltd. (Japan)	3,300	38,874

Silex Systems, Ltd. (Australia) †	1,432	6,902

SPX Corp.	1,600	78,352

Vivendi SA (France)	7,720	185,079

		1,787,366
Consumer cyclicals (4.2%)
Aeropostale, Inc. †	620	21,247

Aggreko PLC (United Kingdom)	4,046	34,564

Aisin Seiki Co., Ltd. (Japan)	4,700	101,633

Alliance Data Systems Corp. †	3,777	155,575

Amazon.com, Inc. †	396	33,129

American Media, Inc. 144A F	583	—

Bally Technologies, Inc. †	746	22,320

Bayerische Motoren Werke (BMW) AG (Germany)	1,566	59,192

Best Buy Co., Inc.	3,300	110,517

Big Lots, Inc. †	1,202	25,278

Boral, Ltd. (Australia)	15,171	49,505

Bridgestone Corp. (Japan)	12,500	195,250

Buckle, Inc. (The)	2,653	84,286

Burberry Group PLC (United Kingdom)	10,541	73,619

Cash America International, Inc.	900	21,051

Childrens Place Retail Stores, Inc. (The) †	871	23,021

Coach, Inc.	4,700	126,336

Companhia Brasileira de Meios de
Pagamento 144A (Brazil)	1,100	9,462

Compass Group PLC (United Kingdom)	9,674	54,543

Consolidated Graphics, Inc. †	1,171	20,399

D.R. Horton, Inc.	11,087	103,774

Dana Holding Corp. †	1,209	1,548

Deckers Outdoor Corp. †	757	53,194

Deluxe Corp.	2,265	29,015

Dolby Laboratories, Inc. Class A †	2,918	108,783

Dollar Thrifty Automotive Group †	3,045	42,478

Dollar Tree, Inc. †	2,205	92,831

Dress Barn, Inc. †	3,780	54,054

DynCorp International, Inc. Class A †	1,806	30,323

Emergency Medical Services Corp. Class A †	598	22,018

Equifax, Inc.	3,000	78,300

Experian Group, Ltd. (Ireland)	5,319	39,884

EZCORP, Inc. Class A †	3,105	33,472

FamilyMart Co., Ltd. (Japan)	800	25,073

Fiat SpA (Italy) †	3,880	39,394

Fields Corp. (Japan)	41	55,525

Foot Locker, Inc.	11,373	119,075

Gap, Inc. (The)	8,800	144,320

Geberit International AG (Switzerland)	466	57,499

84 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Genesco, Inc. †	2,997	$56,254

Gestevision Telecinco SA (Spain)	2,025	19,009

Greek Organization of Football Prognostics
(OPAP) SA (Greece)	4,921	130,800

Guangdong Investment, Ltd. (China)	132,000	64,820

Gymboree Corp. (The) †	1,476	52,368

Hasbro, Inc.	6,645	161,075

Hino Motors, Ltd. (Japan)	20,000	61,984

Home Depot, Inc. (The)	5,000	118,150

Home Retail Group PLC (United Kingdom)	5,241	22,490

Honda Motor Co., Ltd. (Japan)	1,600	43,808

Jos. A. Bank Clothiers, Inc. †	792	27,292

Landauer, Inc.	200	12,268

LG Corp. (South Korea)	886	42,145

Lodgenet Entertainment Corp. †	4,337	14,746

Lowe’s Cos., Inc.	6,100	118,401

Macy’s, Inc.	12,000	141,120

Maidenform Brands, Inc. †	1,629	18,685

Manpower, Inc.	2,060	87,220

Marvel Entertainment, Inc. †	468	16,656

Mediaset SpA (Italy)	48,018	270,244

Michael Page International PLC (United Kingdom)	8,515	33,606

Navistar International Corp. †	481	20,972

Next PLC (United Kingdom)	7,844	190,193

Nintendo Co., Ltd. (Japan)	300	82,557

Nintendo Co., Ltd. ADR (Japan)	409	14,098

Nissan Motor Co., Ltd. (Japan)	23,500	141,868

OfficeMax, Inc.	4,002	25,133

Panasonic Corp. (Japan)	8,600	115,347

Phillips-Van Heusen Corp.	2,376	68,167

Point, Inc. (Japan)	260	13,958

PRG-Schultz International, Inc. †	1,637	4,420

RadioShack Corp.	7,891	110,158

Reed Elsevier PLC (United Kingdom)	7,525	56,139

Regis Corp.	945	16,452

Rent-A-Center, Inc. †	1,114	19,863

Ross Stores, Inc.	3,100	119,660

School Specialty, Inc. †	1,099	22,211

Serco Group PLC (United Kingdom)	6,616	45,990

Sony Corp. (Japan)	3,900	100,741

Spherion Corp. †	4,159	17,135

Stantec, Inc. (Canada) †	1,214	29,253

Staples, Inc.	2,600	52,442

Steinhoff International Holdings, Ltd. (South Africa) †	40,313	70,139

Steven Madden, Ltd. †	1,226	31,202

Suzuki Motor Corp. (Japan)	16,200	362,226

Swire Pacific, Ltd. (Hong Kong)	20,000	201,386

Talbots, Inc. S	8,545	46,143

Tempur-Pedic International, Inc.	2,273	29,708

Tenneco Automotive, Inc. †	1,646	17,448

Thomas Cook Group PLC (United Kingdom)	38,260	129,824

Time Warner, Inc.	15,696	395,382

TJX Cos., Inc. (The)	5,200	163,592

Toro Co. (The) S	3,270	97,773

Toyota Motor Corp. (Japan)	700	26,462

Tractor Supply Co. †	470	19,420

True Religion Apparel, Inc. †	1,078	24,039

COMMON STOCKS (49.7%)* cont.	Shares	Value

Consumer cyclicals cont.
TUI Travel PLC (United Kingdom)	15,370	$58,798

Urbi Desarrollos Urbanos SAB de CV (Mexico) †	28,500	43,323

Valeo SA (France)	4,223	77,992

ValueClick, Inc. †	2,824	29,708

Vertis Holdings, Inc. F †	1,807	2

Visa, Inc. Class A	3,700	230,362

Wal-Mart Stores, Inc.	16,897	818,491

Walt Disney Co. (The)	8,372	195,319

Warnaco Group, Inc. (The) †	669	21,676

Wheelock and Co., Ltd. (Hong Kong)	4,000	10,293

Whirlpool Corp.	1,800	76,608

Wirecard AG (Germany)	2,665	26,075

World Fuel Services Corp.	614	25,315

WPP PLC (United Kingdom)	7,303	48,600

Wright Express Corp. †	649	16,530

Wyndham Worldwide Corp.	5,800	70,296

		8,495,517
Consumer staples (5.4%)
AFC Enterprises †	8,077	54,520

Altria Group, Inc.	21,623	354,401

American Italian Pasta Co. Class A †	961	28,004

Anheuser-Busch InBev NV (Belgium)	7,088	256,814

Archer Daniels Midland Co.	11,060	296,076

Beacon Roofing Supply, Inc. †	1,971	28,501

BJ’s Wholesale Club, Inc. †	5,106	164,566

Brink’s Co. (The)	2,108	61,195

Brinker International, Inc.	5,646	96,151

British American Tobacco (BAT) PLC (United Kingdom)	4,070	112,497

Britvic PLC (United Kingdom)	10,869	49,978

Bunge, Ltd.	3,742	225,456

Cal-Maine Foods, Inc.	860	21,466

Campbell Soup Co.	4,674	137,509

Career Education Corp. †	1,406	34,995

CEC Entertainment, Inc. †	1,785	52,622

Cermaq ASA (Norway) †	2,679	21,472

China Green Holdings, Ltd. (China)	87,000	90,286

Clorox Co.	1,121	62,585

Coca-Cola Co. (The)	7,588	364,148

Coca-Cola Enterprises, Inc.	9,500	158,175

Colgate-Palmolive Co.	3,158	223,397

Colruyt SA (Belgium)	77	17,586

Constellation Brands, Inc. Class A †	8,041	101,960

Core-Mark Holding Co., Inc. †	791	20,613

Cosan, Ltd. Class A (Brazil) †	6,103	31,614

CVS Caremark Corp.	6,100	194,407

Dean Foods Co. †	8,498	163,077

Domino’s Pizza, Inc. †	4,790	35,877

Energizer Holdings, Inc. †	2,557	133,578

Fresh Del Monte Produce, Inc.
(Cayman Islands) †	1,284	20,878

General Mills, Inc.	1,500	84,030

Heineken Holding NV (Netherlands)	2,701	86,002

Henkel AG & Co. KGaA (Preference)	1,553	48,563

Herbalife, Ltd. (Cayman Islands)	5,417	170,852

HLTH Corp. †	2,648	34,689

Internet Brands, Inc. Class A †	4,035	28,245

ITT Educational Services, Inc. †	785	79,018

Putnam VT Global Asset Allocation Fund 85

COMMON STOCKS (49.7%)* cont.	Shares	Value

Consumer staples cont.
Japan Tobacco, Inc. (Japan)	11	$34,285

Jardine Cycle & Carriage, Ltd. (Singapore)	4,000	52,957

Kao Corp. (Japan)	11,000	239,714

Kellogg Co.	2,000	93,140

Kerry Group PLC Class A (Ireland)	3,241	74,053

Kimberly-Clark Corp.	4,800	251,664

Koninklijke Ahold NV (Netherlands)	27,690	318,446

Kraft Foods, Inc. Class A	8,587	217,595

Kroger Co.	13,665	301,313

Lawson, Inc. (Japan)	1,100	48,337

Leroy Seafood Group ASA (Norway)	677	10,547

Lincoln Educational Services Corp. †	2,966	62,078

Lion Nathan, Ltd. (Australia)	4,633	43,421

Lorillard, Inc.	627	42,492

Marine Harvest (Norway) †	74,583	50,319

McDonald’s Corp.	7,014	403,235

Metro, Inc. (Canada)	762	24,941

MWI Veterinary Supply, Inc. †	767	26,738

Nash Finch Co.	911	24,652

Nestle SA (Switzerland)	10,744	405,958

Newell Rubbermaid, Inc.	7,100	73,911

Nutreco Holding NV (Netherlands)	175	6,835

Olam International, Ltd. (Singapore)	36,000	60,206

Overhill Farms, Inc. †	3,102	16,348

PepsiCo, Inc.	8,780	482,549

Philip Morris International, Inc.	13,161	574,083

Prestige Brands Holdings, Inc. †	4,402	27,072

Procter & Gamble Co. (The)	17,924	915,916

Reckitt Benckiser Group PLC (United Kingdom)	2,927	133,468

Reynolds American, Inc.	1,345	51,944

Safeway, Inc.	6,780	138,109

Sally Beauty Holdings, Inc. †	1,587	10,093

Sara Lee Corp.	8,400	81,984

Spartan Stores, Inc.	2,792	34,649

SunOpta, Inc. (Canada) †	4,300	10,277

Swedish Match AB (Sweden)	13,520	220,100

Toyo Suisan Kaisha, Ltd. (Japan)	12,000	247,654

WebMD Health Corp. Class A †	1,215	36,353

Woolworths, Ltd. (Australia)	16,971	359,482

Yamazaki Baking Co., Inc. (Japan)	9,000	101,514

Yum! Brands, Inc.	11,484	382,877

		10,837,112
Energy (5.6%)
Alpha Natural Resources, Inc. †	4,068	106,866

Apache Corp.	2,300	165,945

Arch Coal, Inc.	255	3,919

Areva SA (France)	31	18,124

Aventine Renewable Energy Holdings, Inc. †	5,563	946

Ballard Power Systems, Inc. (Canada) †	7,226	13,007

Basic Energy Services, Inc. †	2,689	18,366

BG Group PLC (United Kingdom)	9,610	161,555

Bolt Technology Corp. †	1,626	18,276

Boots & Coots International Control, Inc. †	21,917	30,465

BP PLC (United Kingdom)	48,463	383,705

Bronco Energy, Ltd. (Canada) † S	1,386	1,181

Cameron International Corp. †	4,300	121,690

Canadian Oil Sands Trust (Unit) (Canada)	694	16,603

COMMON STOCKS (49.7%)* cont.	Shares	Value

Energy cont.
Canadian Solar, Inc. (China) †	734	$8,896

Chevron Corp.	17,201	1,139,566

China Coal Energy Co. (China)	34,000	40,848

China Shenhua Energy Co., Ltd. (China)	3,500	12,844

China Sunergy Co., Ltd. ADR (China) †	1,280	5,530

Compagnie Generale de Geophysique-Veritas SA
(France) †	9,156	165,427

Connacher Oil and Gas, Ltd. (Canada) †	4,421	3,501

ConocoPhillips	12,848	540,387

CONSOL Energy, Inc.	155	5,264

Contango Oil & Gas Co. †	623	26,471

Covanta Holding Corp. †	2,423	41,094

CVR Energy, Inc. †	2,319	16,998

Dawson Geophysical Co. †	1,018	30,387

Devon Energy Corp.	986	53,737

Diamond Offshore Drilling, Inc.	1,600	132,880

Dresser-Rand Group, Inc. †	11,596	302,656

EDP Renovaveis SA (Spain) †	2,996	30,757

ENI SpA (Italy)	20,688	491,181

ENSCO International, Inc.	4,768	166,260

Evergreen Energy, Inc. †	13,730	13,455

Evergreen Solar, Inc. †	2,697	5,852

Exxon Mobil Corp.	32,904	2,300,319

Felix Resources, Ltd. (Australia)	456	5,202

First Solar, Inc. †	1,082	175,414

Foundation Coal Holdings, Inc.	171	4,807

FuelCell Energy, Inc. †	5,748	24,027

Gamesa Corp Tecnologica SA (Spain)	1,570	29,830

GT Solar International, Inc. †	4,307	22,913

GulfMark Offshore, Inc. †	629	17,360

Gushan Environmental Energy, Ltd. ADR (China)	4,818	10,214

Halliburton Co.	15,378	318,325

Headwaters, Inc. †	2,333	7,839

Hess Corp.	1,767	94,976

Husky Energy, Inc. (Canada)	320	8,961

Iberdrola Renovables SA (Spain) †	7,810	35,772

ICO, Inc. †	1,438	3,911

ION Geophysical Corp. †	13,851	35,597

JA Solar Holdings Co., Ltd. ADR (China) †	7,584	35,645

Key Energy Services, Inc. †	4,318	24,872

LDK Solar Co., Ltd. ADR (China) †	846	9,543

Marathon Oil Corp.	13,559	408,533

Massey Energy Co.	191	3,732

Matrix Service Co. †	2,011	23,086

McMoRan Exploration Co. †	1,630	9,715

Nexen, Inc. (Canada)	3,510	76,358

Nippon Mining Holdings, Inc. (Japan)	5,000	25,804

Noble Corp.	3,538	107,025

Occidental Petroleum Corp.	6,795	447,179

Oil States International, Inc. †	927	22,443

OPTI Canada, Inc. (Canada) †	1,529	2,567

Parker Drilling Co. †	5,551	24,091

Patterson-UTI Energy, Inc.	5,904	75,925

Peabody Energy Corp.	188	5,670

Petroleo Brasileiro SA ADR (Brazil)	802	32,866

Petroleo Brasileiro SA ADR
(Preference) (Brazil)	880	29,357

86 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value

Energy cont.
Petroleum Development Corp. †	2,710	$42,520

Q-Cells AG (Germany) †	468	9,576

Renewable Energy Corp. AS (Norway) †	1,214	9,498

Repsol YPF SA (Spain)	3,847	86,338

Rosetta Resources, Inc. †	2,547	22,286

Rowan Cos., Inc.	5,494	106,144

Royal Dutch Shell PLC Class A (United Kingdom)	4,437	111,182

Royal Dutch Shell PLC Class B (United Kingdom)	13,910	351,369

Sasol, Ltd. (South Africa)	511	17,924

Sasol, Ltd. ADR (South Africa)	533	18,559

Schlumberger, Ltd.	3,300	178,563

Solar Millennium AG (Germany) †	290	9,551

Solarfun Power Holdings Co., Ltd. ADR (China) †	1,380	8,942

StatoilHydro ASA (Norway)	20,564	406,469

Suncor Energy, Inc. (Canada)	742	22,512

Sunoco, Inc.	9,975	231,420

Suntech Power Holdings Co., Ltd. ADR (China) †	543	9,698

Swift Energy Co. †	1,200	19,980

Tesoro Corp. S	15,520	197,570

Theolia SA (France) †	1,894	8,304

Tidewater, Inc.	4,698	201,403

Total SA (France)	4,082	221,271

Trina Solar, Ltd. ADR (China) †	413	10,585

Unit Corp. †	1,085	29,913

UTS Energy Corp. (Canada) †	5,393	7,289

Vaalco Energy, Inc. †	4,172	17,648

Valero Energy Corp.	6,598	111,440

Walter Industries, Inc.	907	32,870

Weatherford International, Ltd. †	471	9,213

Willbros Group, Inc. †	1,841	23,031

Yanzhou Coal Mining Co., Ltd. (China)	6,000	8,241

		11,295,826
Financials (7.3%)
3i Group PLC (United Kingdom)	23,228	92,987

ACE, Ltd.	1,417	62,674

Aflac, Inc.	3,100	96,379

Agree Realty Corp. R	1,277	23,407

Allianz SE (Germany)	693	64,135

Allied World Assurance Company Holdings,
Ltd. (Bermuda)	830	33,889

American Campus Communities, Inc. R	3,946	87,522

American Equity Investment Life Holding Co.	5,782	32,264

American Financial Group, Inc.	11,681	252,076

American Safety Insurance Holdings, Ltd.
(Bermuda) †	1,120	15,243

Ameriprise Financial, Inc.	4,400	106,788

Amerisafe, Inc. †	2,986	46,462

Amtrust Financial Services, Inc.	2,200	25,080

Anglo Irish Bank Corp. PLC (Ireland) F	41,350	9,922

Anworth Mortgage Asset Corp. R	3,368	24,283

Arch Capital Group, Ltd. †	2,735	160,216

Ashford Hospitality Trust, Inc. R	5,912	16,613

Aspen Insurance Holdings, Ltd. (Bermuda)	1,315	29,377

Assicurazioni Generali SpA (Italy)	17,618	368,001

Assured Guaranty, Ltd. (Bermuda)	3,449	42,699

AXA SA (France)	7,004	132,522

COMMON STOCKS (49.7%)* cont.	Shares	Value

Financials cont.
Banco Latinoamericano de Exportaciones SA
Class E (Panama)	4,772	$59,316

Banco Santander Central Hispano SA (Spain)	21,418	258,684

Bank of America Corp.	40,004	528,053

Bank of China Ltd. (China)	78,000	36,960

Bank of Hawaii Corp.	800	28,664

Bank of New York Mellon Corp. (The)	4,200	123,102

Bank of the Ozarks, Inc.	1,431	30,953

Bank Rakyat Indonesia (Indonesia)	82,500	50,727

Barclays PLC (United Kingdom)	84,550	394,027

BB&T Corp.	2,000	43,960

BlackRock, Inc.	1,200	210,504

BNP Paribas SA (France)	6,211	403,386

Calamos Asset Management, Inc. Class A	3,357	47,367

CBL & Associates Properties R	3,240	17,464

CFS Retail Property Trust (Australia) R	57,701	76,419

Charles Schwab Corp. (The)	6,600	115,764

Chubb Corp. (The)	7,459	297,465

Commonwealth Bank of Australia (Australia)	1,321	41,376

Conseco, Inc. †	11,458	27,155

Credit Saison Co., Ltd. (Japan)	1,100	13,889

Credit Suisse Group (Switzerland)	808	36,927

Danske Bank A/S (Denmark) †	7,714	133,308

DBS Group Holdings, Ltd. (Singapore)	39,500	320,629

Deutsche Bank AG (Germany)	1,274	77,590

Deutsche Boerse AG (Germany)	947	73,665

Dexia (Belgium) †	33,318	252,863

Diamond Lease Co., Ltd. (Japan)	290	9,377

Digital Realty Trust, Inc. R	1,600	57,360

DnB NOR ASA (Norway) †	3,855	29,534

E*Trade Financial Corp. †	37,698	48,253

Entertainment Properties Trust R	1,095	22,557

Evercore Partners, Inc. Class A	1,939	38,082

First Bancorp	1,360	21,325

First Bancorp Puerto Rico (Puerto Rico)	4,226	16,693

Flushing Financial Corp.	2,913	27,237

Fortis (Belgium)	48,759	166,376

Goldman Sachs Group, Inc. (The)	6,253	921,942

Hallmark Financial Services, Inc. †	2,960	21,164

Hang Lung Group, Ltd. (Hong Kong)	9,000	42,308

HCP, Inc. R	7,200	152,568

HRPT Properties Trust R	5,025	20,402

HSBC Holdings PLC
(London Exchange) (United Kingdom)	13,399	111,294

Hudson City Bancorp, Inc.	2,400	31,896

Industrial & Commercial Bank of China (China)	121,000	84,034

ING Groep N.V. (Netherlands)	7,519	75,742

Insurance Australia Group, Ltd. (Australia)	19,473	54,707

Interactive Brokers Group, Inc. Class A †	1,439	22,348

International Bancshares Corp.	2,089	21,538

Investment Technology Group, Inc. †	6,539	133,330

Irish Life & Permanent PLC (Ireland)	5,360	27,293

JPMorgan Chase & Co.	27,243	929,259

Julius Baer Holding, Ltd. Class B
(Switzerland)	519	20,259

KBC Groupe SA (Belgium) †	3,478	63,499

Knight Capital Group, Inc. Class A †	2,764	47,126

Putnam VT Global Asset Allocation Fund 87

COMMON STOCKS (49.7%)* cont.	Shares	Value

Financials cont.
Leopalace21 Corp. (Japan)	3,000	$26,651

Lexington Corporate Properties Trust R	3,645	12,393

Lloyds Banking Group PLC (United Kingdom)	20,887	24,051

Loews Corp.	2,404	65,870

LTC Properties, Inc. R	1,796	36,728

Mack-Cali Realty Corp. R	5,100	116,280

Macquarie Bank, Ltd. (Australia)	844	26,556

Macquarie Office Trust (Australia)	115,792	19,477

Maiden Holdings, Ltd. (Bermuda)	4,170	27,355

Manulife Financial Corp. (Canada)	2,000	34,762

Mastercard, Inc. Class A	562	94,028

Meadowbrook Insurance Group, Inc.	2,020	13,191

MetLife, Inc.	3,600	108,036

Morgan Stanley	9,269	264,259

Muenchener Rueckversicherungs-Gesellschaft
AG (Germany)	276	37,358

National Bank of Canada (Canada)	2,115	97,866

National Bank of Greece SA (Greece) †	1,769	48,507

National Health Investors, Inc. R	1,889	50,455

Nationale A Portefeuille (Belgium)	530	25,644

Nationwide Health Properties, Inc. R	2,425	62,420

Nelnet, Inc. Class A †	2,245	30,510

NGP Capital Resources Co.	2,503	14,693

Nomura Securities Co., Ltd. (Japan)	8,500	71,210

Nordea AB (Sweden)	40,137	318,943

Northern Trust Corp.	1,271	68,227

NorthStar Realty Finance Corp. R	4,468	12,644

Old Mutual PLC (South Africa)	105,055	139,969

optionsXpress Holdings, Inc.	1,147	17,813

Oriental Financial Group (Puerto Rico)	2,801	27,170

ORIX Corp. (Japan)	1,370	80,792

Penson Worldwide, Inc. †	4,309	38,566

Pico Holdings, Inc. †	1,123	32,230

Platinum Underwriters Holdings, Ltd. (Bermuda)	736	21,042

PNC Financial Services Group, Inc.	1,700	65,977

Principal Financial Group	5,200	97,968

ProLogis Trust R	7,300	58,838

Prudential Financial, Inc.	1,700	63,274

PS Business Parks, Inc. R	866	41,949

Public Storage, Inc. R	1,900	124,412

QBE Insurance Group, Ltd. (Australia)	716	11,444

Ramco-Gershenson Properties R	1,741	17,427

Royal Bank of Canada (Canada)	1,941	79,488

RSA Insurance Group PLC (United Kingdom)	17,920	35,578

Fondiaria - SAI SpA (Italy)	3,975	64,589

Saul Centers, Inc. R	650	19,221

SeaBright Insurance Holdings, Inc. †	3,650	36,975

Sierra Bancorp	1,323	16,709

SL Green Realty Corp. R	1,826	41,888

Smithtown Bancorp, Inc.	1,390	17,778

Societe Generale (France)	1,754	95,776

State Street Corp.	5,582	263,470

Suffolk Bancorp	1,399	35,870

Sumitomo Mitsui Financial Group, Inc. (Japan)	2,800	113,222

Sumitomo Mitsui Financial Group, Inc. 144A (Japan)	200	8,087

Sunstone Hotel Investors, Inc.	2,552	13,653

SWS Group, Inc.	4,016	56,104

COMMON STOCKS (49.7%)* cont.	Shares	Value

Financials cont.
TD Ameritrade Holding Corp. †	7,300	$128,042

Toronto-Dominion Bank (Canada)	866	44,799

TradeStation Group, Inc. †	7,195	60,870

Travelers Cos., Inc. (The)	4,502	184,762

U.S. Bancorp	18,842	337,649

UniCredito Italiano SpA (Italy)	172,153	441,412

Universal Health Realty Income Trust R	419	13,207

Universal Insurance Holdings, Inc.	3,734	18,745

Uranium Participation Corp. (Canada) †	905	5,812

Urstadt Biddle Properties, Inc. Class A R	1,339	18,853

Validus Holdings, Ltd. (Bermuda)	850	18,683

W.R. Berkley Corp.	8,458	181,593

Wells Fargo & Co.	27,885	676,490

Westfield Group (Australia)	5,208	47,519

Westpac Banking Corp. (Australia)	12,103	196,389

Wharf (Holdings), Ltd. (Hong Kong)	10,000	42,277

Wilshire Bancorp, Inc.	2,380	13,685

World Acceptance Corp. †	1,857	36,973

WSFS Financial Corp.	662	18,079

Zurich Financial Services AG (Switzerland)	697	123,518

		14,695,009
Health care (6.0%)
Abbott Laboratories	4,000	188,160

Aetna, Inc.	5,922	148,346

Alapis Holding Industrial and Commercial SA (Greece)	34,108	47,923

Alkermes, Inc. †	1,957	21,175

Allscripts-Misys Healthcare Solutions, Inc.	2,550	40,443

Alnylam Pharmaceuticals, Inc. †	933	20,778

Amedisys, Inc. †	1,361	44,940

American Medical Systems Holdings, Inc. †	1,331	21,030

American Oriental Bioengineering, Inc. (China) † S	8,058	42,627

Amgen, Inc. †	10,863	575,087

AmSurg Corp. †	915	19,618

Assisted Living Concepts, Inc. Class A †	1,327	19,308

Astellas Pharma, Inc. (Japan)	6,000	211,933

AstraZeneca PLC (United Kingdom)	11,258	496,044

athenahealth, Inc. †	2,700	99,927

Baxter International, Inc.	3,845	203,631

Becton, Dickinson and Co.	6,482	462,231

Biogen Idec, Inc. †	2,400	108,360

Bristol-Myers Squibb Co.	21,885	444,484

Brookdale Senior Living, Inc.	4,162	40,538

Cantel Medical Corp. †	2,733	44,357

Centene Corp. †	1,641	32,787

Cephalon, Inc. †	2,726	154,428

Cerner Corp. †	743	46,281

Computer Programs & Systems, Inc.	715	27,392

Coventry Health Care, Inc. †	9,176	171,683

Cubist Pharmaceuticals, Inc. †	1,813	33,232

Depomed, Inc. †	7,912	25,714

Eclipsys Corp. †	2,406	42,779

Eli Lilly & Co.	11,125	385,370

Emergent Biosolutions, Inc. †	1,466	21,008

Emeritus Corp. †	2,615	34,544

Endo Pharmaceuticals Holdings, Inc. †	2,421	43,384

Ensign Group, Inc. (The)	362	5,151

Enzon Pharmaceuticals, Inc. †	3,491	27,474

88 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value

Health care cont.
Express Scripts, Inc. †	3,469	$238,494

Forest Laboratories, Inc. †	7,925	198,997

Gen-Probe, Inc. †	4,120	177,078

Gentiva Health Services, Inc. †	1,321	21,744

Genzyme Corp. †	3,900	217,113

Gilead Sciences, Inc. †	2,900	135,836

GlaxoSmithKline PLC (United Kingdom)	15,341	270,296

Health Management Associates, Inc. Class A †	9,969	49,247

Hi-Tech Pharmacal Co., Inc. †	2,694	23,977

Humana, Inc. †	4,000	129,040

Isis Pharmaceuticals, Inc. †	1,577	26,021

Johnson & Johnson	17,010	966,168

Kindred Healthcare, Inc. †	2,825	34,945

Kinetic Concepts, Inc. †	1,838	50,086

King Pharmaceuticals, Inc. †	1,753	16,881

LHC Group, Inc. †	1,138	25,275

LifePoint Hospitals, Inc. †	719	18,874

Luminex Corp. †	1,375	25,493

Magellan Health Services, Inc. †	757	24,845

Martek Biosciences Corp. †	2,089	44,182

Maxygen, Inc. †	6,920	46,502

McKesson Corp.	3,853	169,532

Medicis Pharmaceutical Corp. Class A	1,549	25,280

Medtronic, Inc.	5,286	184,429

Merck & Co., Inc. S	16,426	459,271

Millipore Corp. †	363	25,486

Mylan, Inc. †	17,327	226,117

Myriad Genetics, Inc. †	1,467	52,299

Novartis AG (Switzerland)	9,310	378,687

Noven Pharmaceuticals, Inc. †	2,247	32,132

Obagi Medical Products, Inc. †	3,092	22,541

Omega Healthcare Investors, Inc. R	1,353	20,999

Omnicare, Inc.	4,500	115,920

Ono Pharmaceutical Co., Ltd. (Japan)	800	35,392

Onyx Pharmaceuticals, Inc. †	590	16,673

OSI Pharmaceuticals, Inc. †	916	25,859

Osiris Therapeutics, Inc. †	1,371	18,413

Pall Corp.	721	19,150

Par Pharmaceutical Cos., Inc. †	2,105	31,891

Perrigo Co.	794	22,057

Pfizer, Inc.	55,423	831,345

Quality Systems, Inc. S	2,375	135,280

Questcor Pharmaceuticals, Inc. †	4,641	23,205

Roche Holding AG (Switzerland)	2,236	304,555

Sanofi-Aventis (France)	4,566	268,752

Santarus, Inc. †	11,064	31,200

Schering-Plough Corp.	10,089	253,436

Sepracor, Inc. †	3,509	60,776

Sequenom, Inc. †	2,252	8,805

Skilled Healthcare Group, Inc. Class A †	683	5,123

St. Jude Medical, Inc. †	4,900	201,390

Steris Corp.	1,707	44,519

Sun Healthcare Group, Inc. †	3,828	32,308

Sunrise Senior Living, Inc. †	9,089	14,997

Suzuken Co., Ltd. (Japan)	1,300	37,588

Taisho Pharmaceutical Co., Ltd. (Japan)	5,000	94,626

COMMON STOCKS (49.7%)* cont.	Shares	Value

Health care cont.
Takeda Pharmaceutical Co., Ltd. (Japan)	2,400	$93,251

Techne Corp.	489	31,203

Terumo Corp. (Japan)	1,400	61,625

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,297	63,994

UCB SA (Belgium)	1,647	52,840

UnitedHealth Group, Inc.	6,200	154,876

Valeant Pharmaceuticals International †	1,017	26,157

Varian Medical Systems, Inc. †	4,451	156,408

WellCare Health Plans, Inc. †	1,346	24,888

WellPoint, Inc. †	2,559	130,228

		12,118,764
Technology (7.4%)
3Com Corp. †	10,673	50,270

3PAR, Inc. †	3,323	41,205

Accenture, Ltd. Class A	6,831	228,565

Acme Packet, Inc. †	7,344	74,321

Actuate Corp. †	4,127	19,727

Acxiom Corp.	3,844	33,943

ADC Telecommunications, Inc. †	8,882	70,701

Adobe Systems, Inc. †	2,079	58,836

Advanced Battery Technologies, Inc. † S	9,699	38,990

Akamai Technologies, Inc. †	4,059	77,852

Amkor Technologies, Inc. †	4,540	21,474

ANSYS, Inc. †	621	19,350

Apple, Inc. †	7,772	1,106,966

ARRIS Group, Inc. †	11,603	141,092

Atmel Corp. †	6,490	24,208

Autonomy Corp. PLC (United Kingdom) †	1,445	34,257

Avnet, Inc. †	4,967	104,456

Badger Meter, Inc.	654	26,814

Black Box Corp.	1,157	38,725

Blackboard, Inc. †	618	17,835

BMC Software, Inc. †	3,932	132,862

Brocade Communications Systems, Inc. †	8,461	66,165

BYD Co., Ltd. (China) †	9,500	37,993

China BAK Battery, Inc. (China) †	4,400	12,980

Cisco Systems, Inc. †	50,438	940,164

Citrix Systems, Inc. †	2,976	94,905

Compuware Corp. †	8,831	60,581

Concur Technologies, Inc. †	1,997	62,067

CSG Systems International, Inc. †	3,912	51,795

Dell, Inc. †	5,741	78,824

Dionex Corp. †	406	24,778

Ducommun, Inc.	1,176	22,097

eBay, Inc. †	7,417	127,053

EMC Corp. †	45,719	598,919

Emulex Corp. †	2,680	26,210

Energy Conversion Devices, Inc. †	458	6,481

EnerSys †	1,157	21,046

F5 Networks, Inc. †	5,983	206,952

FEI Co. †	9,199	210,657

Fujitsu, Ltd. (Japan)	20,000	108,369

Google, Inc. Class A †	2,258	951,950

Greatbatch, Inc. †	823	18,608

GS Yuasa Corp. (Japan) S	4,000	35,119

Hewlett-Packard Co.	12,259	473,810

Hitachi, Ltd. (Japan)	97,000	300,416

Putnam VT Global Asset Allocation Fund 89

COMMON STOCKS (49.7%)* cont.	Shares	Value

Technology cont.
Hynix Semiconductor, Inc. (South Korea) †	840	$8,951

i2 Technologies, Inc. †	2,840	35,642

IBM Corp.	9,272	968,182

Intel Corp.	58,953	975,672

IXYS Corp.	4,166	42,160

Ju Teng International Holdings, Ltd. (Hong Kong)	98,000	52,751

Juniper Networks, Inc. †	3,487	82,293

Lexmark International, Inc. Class A †	5,600	88,760

LG Display Co., Ltd. (South Korea)	1,430	35,680

LG Electronics, Inc. (South Korea)	570	52,082

Logitech International SA (Switzerland) †	2,532	35,303

Longtop Financial Technologies Ltd. ADR (China) †	1,584	38,903

MedAssets, Inc. †	1,539	29,934

MEMC Electronic Materials, Inc. †	825	14,693

Micron Technology, Inc. †	9,051	45,798

Microsoft Corp.	54,111	1,286,218

Multi-Fineline Electronix, Inc. †	1,290	27,606

National Semiconductor Corp. S	17,964	225,448

NCR Corp. †	5,190	61,398

NEC Corp. (Japan) †	71,000	277,186

NetApp, Inc. †	3,805	75,035

Netezza Corp. †	3,767	31,341

NetSuite, Inc. †	1,955	23,089

Nippon Electric Glass Co., Ltd. (Japan)	2,000	22,292

NTT Data Corp. (Japan)	82	264,412

NVIDIA Corp. †	5,333	60,210

Omnicell, Inc. †	2,168	23,306

OpenTV Corp. Class A †	10,518	13,884

Oracle Corp.	22,282	477,280

OSI Systems, Inc. †	1,573	32,797

Parametric Technology Corp. †	1,823	21,311

Perfect World Co., Ltd. ADR (China) †	648	18,533

Perot Systems Corp. Class A †	1,550	22,212

Qualcomm, Inc.	2,239	101,203

Quest Software, Inc. †	3,677	51,257

Red Hat, Inc. †	4,555	91,692

Renesola, Ltd. ADR (China) †	1,200	6,756

Rohm Co., Ltd. (Japan)	400	29,052

Roth & Rau AG (Germany) †	233	7,612

Saft Groupe SA (France)	583	23,179

Salesforce.com, Inc. †	2,107	80,424

Samsung Electronics Co., Ltd. (South Korea)	115	53,265

Seagate Technology	13,200	138,072

Silicon Graphics International Corp. †	6,958	31,589

Sohu.com, Inc. (China) †	3,542	222,544

Solarworld AG (Germany)	420	9,926

SPSS, Inc. †	1,235	41,212

Starent Networks Corp. †	978	23,873

SXC Health Solutions Corp. (Canada) †	837	21,379

Symantec Corp. †	22,329	347,439

Synaptics, Inc. † S	904	34,940

Synopsys, Inc. †	1,174	22,905

Take-Two Interactive Software, Inc. †	3,342	31,649

Tandberg ASA (Norway)	2,263	38,227

Tech Data Corp. †	869	28,425

Texas Instruments, Inc.	13,199	281,139

COMMON STOCKS (49.7%)* cont.	Shares	Value

Technology cont.
THQ, Inc. †	4,846	$34,697

TIBCO Software, Inc. †	7,763	55,661

TTM Technologies, Inc. †	6,505	51,780

UBISOFT Entertainment (France) †	1,445	35,354

Ultralife Batteries, Inc. †	1,420	10,181

United Microelectronics Corp. ADR (Taiwan)	7,700	20,328

United Online, Inc.	3,924	25,545

Valence Technology, Inc. † S	5,600	10,024

Veeco Instruments, Inc. †	10,555	122,332

Venture Corp., Ltd. (Singapore)	6,000	28,802

VMware, Inc. Class A †	5,744	156,639

Watts Water Technologies, Inc. Class A	1,177	25,353

Western Digital Corp. †	8,665	229,623

Wincor Nixdorf AG (Germany)	410	23,011

Xilinx, Inc.	3,206	65,595

		14,983,434
Transportation (0.9%)
British Airways PLC (United Kingdom)	72,801	150,013

Central Japan Railway Co. (Japan)	29	178,173

ComfortDelgro Corp., Ltd. (Singapore)	76,000	67,115

CSX Corp.	4,628	160,268

D/S Norden (Denmark)	1,759	60,540

D/S Norden 144A (Denmark)	306	10,532

Deutsche Post AG (Germany)	2,907	38,026

DP World, Ltd. (United Arab Emirates)	186,887	67,466

easyJet PLC (United Kingdom) †	12,007	53,539

FedEx Corp.	5,700	317,034

Hawaiian Holdings, Inc. †	3,313	19,944

International Shipholding Corp.	972	26,205

Knightsbridge Tankers, Ltd. (Bermuda)	1,463	19,955

Macquarie Infrastructure Group (Australia)	19,953	22,955

Norfolk Southern Corp.	5,001	188,388

Qantas Airways, Ltd. (Australia)	12,750	20,604

Ryder System, Inc.	5,304	148,088

SembCorp Marine, Ltd. (Singapore)	56,000	103,214

Singapore Airlines, Ltd. (Singapore)	8,000	73,308

Teekay Tankers, Ltd. Class A (Bahamas)	1,612	14,975

Wabtec Corp.	2,211	71,128

		1,811,470
Utilities and power (2.3%)
A2A SpA (Italy)	55,452	101,499

AES Corp. (The) †	16,935	196,615

Alliant Energy Corp.	3,630	94,852

American States Water Co.	467	16,177

Aqua America, Inc.	1,309	23,431

Babcock & Brown Wind Partners (Australia)	20,782	19,223

BKW FMB Energie AG (Switzerland)	242	17,902

California Water Service Group	423	15,583

Centrica PLC (United Kingdom)	27,363	100,606

CEZ AS (Czech Republic)	707	31,907

Chubu Electric Power, Inc. (Japan)	3,900	90,147

Cia de Saneamento Basico do Estado de Sao
Paulo ADR (Brazil)	923	27,681

CMS Energy Corp.	6,600	79,728

Consolidated Water Co., Inc. (Cayman Islands)	553	8,765

DPL, Inc.	1,138	26,367

E.ON AG (Germany)	1,731	61,491

EDF Energies Nouvelles SA (France)	649	32,264

90 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value

Utilities and power cont.
Edison International	10,727	$337,471

El Paso Electric Co. †	1,520	21,219

Electricite de France (France)	991	48,365

Enel SpA (Italy)	14,987	73,072

Energen Corp.	2,244	89,536

Energias de Portugal (EDP) SA (Portugal)	46,177	181,331

Entergy Corp.	411	31,861

Exelon Corp.	3,435	175,906

Fersa Energias Renovables SA (Spain)	5,098	15,393

FirstEnergy Corp.	1,532	59,365

FPL Group, Inc.	3,345	190,197

Gaz de France SA (France)	1,639	61,280

Hera SpA (Italy)	29,480	71,956

Hokkaido Electric Power Co., Inc. (Japan)	1,100	20,596

Hokuriku Electric Power Co. (Japan)	1,000	22,858

Huaneng Power International, Inc. (China)	10,000	6,977

International Power PLC (United Kingdom)	14,211	55,825

Kansai Electric Power, Inc. (Japan)	1,600	35,307

Kyushu Electric Power Co., Inc. (Japan)	1,500	32,282

Mirant Corp. † S	14,831	233,440

National Grid PLC (United Kingdom)	24,877	224,490

NRG Energy, Inc. †	4,100	106,436

NV Energy, Inc.	8,700	93,873

OGE Energy Corp.	2,608	73,859

Ormat Technologies, Inc.	256	10,319

PG&E Corp.	4,721	181,475

Pike Electric Corp. †	4,617	55,635

PPL Corp.	5,800	191,168

Public Power Corp. SA (Greece)	7,541	155,331

Public Service Enterprise Group, Inc.	1,362	44,442

RWE AG (Germany)	440	34,764

Sempra Energy	3,698	183,532

Severn Trent PLC (United Kingdom)	1,534	27,684

Shikoku Electric Power Co., Inc. (Japan)	900	26,866

SJW Corp.	524	11,895

Southwest Water Co.	1,043	5,757

Terna SPA (Italy)	36,099	120,497

Toho Gas Co., Ltd. (Japan)	1,000	4,062

Tokyo Electric Power Co. (Japan)	12,000	308,432

Tokyo Gas Co., Ltd. (Japan)	21,000	75,072

TransAlta Corp. (Canada)	299	5,743

Unitil Corp.	1,106	22,806

Veolia Environnement (France)	1,580	46,716

VeraSun Energy Corp. †	4,830	97

		4,719,426
Total common stocks (cost $113,696,493)		$100,357,607

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.6%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, July 1, 2039	$4,000,000	$4,235,625
5 1/2s, TBA, July 1, 2039	1,000,000	1,032,500
4 1/2s, TBA, July 1, 2039	4,000,000	3,991,250

		9,259,375

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.1%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations (15.5%)
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, July 1, 2039	$2,000,000	$2,129,062
5 1/2s, TBA, July 1, 2039	7,000,000	7,224,218
5 1/2s, TBA, July 1, 2024	1,000,000	1,046,250
4 1/2s, TBA, August 1, 2039	5,000,000	4,968,946
4 1/2s, TBA, July 1, 2039	16,000,000	15,960,000

		31,328,476
Total U.S. government and agency mortgage
obligations (cost $40,176,171)		$40,587,851

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Notes 4 1/4s, November 15, 2013	$20,000	$21,620

U.S. Treasury Note 3 5/8s, October 31, 2009 (i)	110,000	111,255

U.S. Treasury Note 3 5/8s, May 15, 2013 (i)	280,000	297,886

Total U.S. treasury obligations (cost $429,203)		$430,761

CORPORATE BONDS AND NOTES (16.2%)*	Principal amount	Value

Basic materials (1.1%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018	$35,000	$32,813

AK Steel Corp. company guaranty sr. unsec.
notes 7 3/4s, 2012	20,000	19,400

Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) †	55,000	619

ArcelorMittal sr. unsec. unsub. 9.85s, 2019
(Luxembourg)	15,000	16,154

ArcelorMittal sr. unsec.
unsub. notes 6 1/8s, 2018 (Luxembourg)	34,000	29,750

BHP Billiton Finance USA, Ltd. company
guaranty sr. unsec. unsub. notes 6 1/2s,
2019 (Canada)	70,000	77,737

Builders FirstSource, Inc. company
guaranty sr. notes FRN 5.133s, 2012	40,000	17,200

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.629s, 2013
(Netherlands)	75,000	51,375

Compass Minerals International, Inc. 144A
sr. notes 8s, 2019	25,000	24,781

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	42,000	43,260

Dow Chemical Co. (The) Pass Through Trust
144A company guaranty 4.027s, 2009	96,000	95,101

E.I. du Pont de Nemours & Co. sr. unsec.
notes 5 7/8s, 2014	15,000	16,255

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	247,000	248,853

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015	2,000	2,010

Georgia-Pacific Corp. notes 8 1/8s, 2011	30,000	30,000

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011	52,000	53,560

Gerdau Ameristeel Corp. sr. notes 10 3/8s,
2011 (Canada)	25,000	25,438

Glancore Funding LLC 144A company
guaranty sr. unsec. unsub. notes 6s, 2014	480,000	396,437

Graphic Packaging International, Inc. 144A
company guaranty sr. unsec. notes 9 1/2s, 2017	10,000	9,850

Putnam VT Global Asset Allocation Fund 91

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014	$29,000	$13,050

International Paper Co. bonds 7.95s, 2018	140,000	135,064

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	45,000	45,788

International Paper Co. sr. unsec.
notes 7.4s, 2014	168,000	167,085

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012	10,000	3,750

Lubrizol Corp. (The) sr. unsec.
notes 8 7/8s, 2019	50,000	58,088

Metals USA, Inc. sec. notes 11 1/8s, 2015	35,000	28,744

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes 9 3/4s, 2014	35,000	15,575

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	60,000	60,825

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014	20,000	20,600

Nalco Co. 144A sr. notes 8 1/4s, 2017	10,000	10,050

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡	14,860	2,155

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)	40,000	24,000

Novelis, Inc. company guaranty 7 1/4s, 2015	60,000	45,600

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 8.95s, 2014 (Australia)	22,000	24,447

Rio Tinto Finance USA LTD sr. unsec.
notes 5 7/8s, 2013 (Australia)	72,000	73,168

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	5,000	4,955

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)	40,000	30,900

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012	40,000	37,900

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016	45,000	42,413

Stone Container Corp. sr. notes 8 3/8s, 2012	5,000	1,913

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)	15,000	11,006

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)	20,000	21,500

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)	40,000	41,900

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)	30,000	31,050

Tube City IMS Corp. company
guaranty sr. unsec. sub. notes 9 3/4s, 2015	35,000	21,438

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sec. notes FRN Ser. B,
4.778s, 2014	15,000	7,050

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sub. notes Ser. B,
9 1/8s, 2014	13,000	6,045

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. sec. notes 11 1/2s, 2014	15,000	13,725

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	35,000	31,366

		2,221,743
Capital goods (0.6%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	53,000	48,628

Baldor Electric Co. company guaranty 8 5/8s, 2017	25,000	23,000

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount		Value

Capital goods cont.
BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018		$45,000	$42,413

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019		5,000	4,875

Berry Plastics Corp. company
guaranty sr. notes FRN 5.881s, 2015		80,000	70,600

Berry Plastics Holding Corp. sec. notes FRN
4.504s, 2014		5,000	3,250

Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 4.85s, 2012		75,000	78,360

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		28,000	27,300

Eaton Corp. notes 5.6s, 2018		66,000	64,100

General Cable Corp. company
guaranty sr. unsec. notes FRN 3.583s, 2015		45,000	36,450

General Dynamics Corp. company guaranty
sr. unsec. unsub. notes 5 1/4s, 2014		40,000	42,857

Hawker Beechcraft Acquisition Co., LLC
sr. unsec. notes 8 1/2s, 2015		3,000	1,545

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		25,000	23,188

John Deere Capital Corp. notes Ser. MTN,
5 1/4s, 2012		65,000	68,662

L-3 Communications Corp. company
guaranty 7 5/8s, 2012		81,000	81,203

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		75,000	68,063

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		24,000	22,320

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015		20,000	17,750

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		74,000	63,736

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	50,000	63,180

Pitney Bowes, Inc. sr. unsec.
unsub. notes Ser. MTN, 5 1/4s, 2037		$50,000	49,993

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12 1/4s, 2015		119,000	96,985

Solo Cup Co. 144A sr. sec. notes 10 1/2s, 2013		5,000	5,013

TD Funding Corp. company guaranty 7 3/4s, 2014		30,000	28,500

Titan International, Inc. company guaranty 8s, 2012		37,000	33,485

United Technologies Corp. sr. unsec. notes
5 3/8s, 2017		107,000	115,280

			1,180,736
Communication services (2.3%)
Adelphia Communications Corp. escrow
bonds zero %, 2010		55,000	1,031

American Tower Corp. sr. unsec. notes 7s, 2017		130,000	125,775

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031		84,000	102,380

AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011		214,000	230,792

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		25,000	24,963

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		250,000	241,526

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013		93,000	96,855

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030		137,000	151,350

British Telecommunications PLC notes 8 3/8s,
2010 (United Kingdom)		84,000	89,214

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012		20,000	19,800

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †		21,000	22,155

92 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount		Value

Communication services cont.
CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		$65,000	$68,250

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s,
2013 (In default) †		47,000	44,650

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013		30,000	30,938

Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013		95,000	86,925

Citizens Communications Co. notes 9 1/4s, 2011		105,000	109,463

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037		156,000	162,658

Cox Communications, Inc. notes 7 1/8s, 2012		35,000	37,623

Cox Communications, Inc. 144A bonds 8 3/8s, 2039		55,000	60,937

Cox Communications, Inc. 144A notes 5 7/8s, 2016		82,000	80,085

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		45,000	44,325

Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015 ###		110,000	109,175

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		5,000	4,825

CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011		5,000	4,950

Deutsche Telekom International Finance BV
company guaranty 8 3/4s, 2030 (Germany)		143,000	167,414

France Telecom notes 7 3/4s, 2011 (France)		84,000	90,849

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012 (United Kingdom)		41,000	42,435

Intelsat Bermuda, Ltd. company guaranty
sr. unsec. notes 11 1/4s, 2016 (Bermuda)		105,000	107,100

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††		10,000	8,950

iPCS, Inc. company guaranty sr. sec.
notes FRN 3.153s, 2013		15,000	11,850

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		55,000	45,100

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		25,000	19,000

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		65,000	64,594

Nordic Telephone Co. Holdings ApS 144A
sr. sec. bond 8 7/8s, 2016 (Denmark)		75,000	72,375

Nordic Telephone Co. Holdings ApS 144A
sr. sec. notes FRN 6.884s, 2016 (Denmark)	EUR	135,000	176,272

PAETEC Holding Corp. company guaranty
sr. unsec. unsub. notes 9 1/2s, 2015		$20,000	17,350

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014		30,000	27,375

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		195,000	196,463

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		25,000	19,125

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		45,000	45,338

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)		93,000	99,684

Southwestern Bell Telephone debs. 7s, 2027		27,000	26,423

TCI Communications, Inc. company
guaranty 7 7/8s, 2026		251,000	263,986

TCI Communications, Inc. debs. 9.8s, 2012		62,000	69,794

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)		144,000	139,009

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Communication services cont.
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Italy)	$20,000	$19,612

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	40,000	42,319

Telefonica Emisones SAU company guaranty
sr. unsec. notes 4.949s, 2015 (Spain)	10,000	10,213

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	5,000	6,190

Telefonica Europe BV company
guaranty 7 3/4s, 2010 (Spain)	84,000	88,610

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 8 1/4s, 2014	120,000	134,329

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039	25,000	24,332

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	35,000	34,738

Valor Telecommunications Enterprises LLC/
Finance Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015	3,000	2,940

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	162,000	192,496

Verizon Global Funding Corp. notes 7 3/4s, 2030	30,000	33,503

Verizon New England, Inc. sr. notes 6 1/2s, 2011	82,000	87,282

Verizon New Jersey, Inc. debs. 8s, 2022	45,000	47,165

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	50,000	54,421

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	30,000	30,099

Vodafone Group PLC sr. unsec. notes 7 3/4s,
2010 (United Kingdom)	84,000	86,840

West Corp. company guaranty 9 1/2s, 2014	25,000	21,875

Windstream Corp. company guaranty 8 5/8s, 2016	55,000	52,663

Windstream Corp. company guaranty 8 1/8s, 2013	35,000	33,863

		4,664,621
Conglomerates (—%)
Tyco International Finance SA company guaranty
sr. unsec. unsub. notes 8 1/2s, 2019	15,000	16,629

		16,629
Consumer cyclicals (2.0%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	35,000	29,925

Affinion Group, Inc. company
guaranty 10 1/8s, 2013	55,000	50,875

Affinity Group, Inc. sr. sub. notes 9s, 2012	50,000	34,000

AMC Entertainment, Inc. company
guaranty 11s, 2016	60,000	58,050

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	20,000	17,050

American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	31,817	12,488

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	2,766	1,362

Aramark Corp. company guaranty 8 1/2s, 2015	45,000	43,650

Associated Materials, Inc. company
guaranty 9 3/4s, 2012	65,000	56,875

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	45,000	19,575

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	30,000	22,238

CanWest Media, Inc. company guaranty 8s,
2012 (Canada) (In default) †	56,690	16,724

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	100,000	75,000

Cinemark, Inc. sr. unsec. disc.
notes 9 3/4s, 2014	3,000	3,135

Putnam VT Global Asset Allocation Fund 93

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	$48,000	$28,320

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	10,000	2,200

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	5,000	5,083

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	117,000	119,386

Dana Corp. escrow sr. notes 5.85s,
2015 (In default) †	55,000	6

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	25,000	24,313

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	185,000	171,125

Echostar DBS Corp. company guaranty 6 5/8s, 2014	5,000	4,613

Echostar DBS Corp. sr. notes 6 3/8s, 2011	145,000	140,650

Ford Motor Credit Co., LLC notes 7 7/8s, 2010	60,000	56,992

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	185,000	172,050

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	20,000	19,829

Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	4,000	3,900

Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	40,000	39,600

Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	35,000	35,350

Hanesbrands, Inc. company guaranty
sr. unsec. notes FRN Ser. B, 4.593s, 2014	50,000	40,250

Hertz Corp. company guaranty 8 7/8s, 2014	65,000	59,800

Home Depot, Inc. (The) sr. unsec.
unsub. notes 5.4s, 2016	110,000	109,804

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	100,000	96,500

Isle of Capri Casinos, Inc. company
guaranty 7s, 2014	11,000	8,855

Jostens IH Corp. company guaranty 7 5/8s, 2012	40,000	39,900

KB Home company guaranty 6 3/8s, 2011	235,000	226,775

Lamar Media Corp. company guaranty 7 1/4s, 2013	55,000	52,319

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	163,000	159,740

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	30,000	29,025

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	50,000	49,125

Liberty Media Corp. debs. 8 1/4s, 2030	50,000	34,438

Limited Brands, Inc. 144A sr. notes 8 1/2s, 2019	10,000	9,581

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	665,000	642,860

Masco Corp. sr. unsec. unsub. notes 6 1/8s, 2016	35,000	29,386

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	50,000	25,000

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	47,000	36,190

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	7,000	6,353

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	95,000	67,450

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	5,000	5,188

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	30,000	19,650

Mohegan Tribal Gaming Authority
sr. sub. notes 6 3/8s, 2009	30,000	29,250

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	102,437	60,438

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
News America Holdings, Inc. company
guaranty 7 3/4s, 2024	$50,000	$48,121

News America Holdings, Inc. debs. 7 3/4s, 2045	100,000	91,096

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	35,000	33,119

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	30,000	19,275

Omnicom Group, Inc. sr. notes 5.9s, 2016	30,000	30,050

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	50,000	48,500

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	35,000	29,925

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	45,000	44,775

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	10,000	9,063

Reader’s Digest Association, Inc. (The)
company guaranty sr. unsec. sub. notes 9s, 2017	35,000	1,488

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	15,000	12,338

Sealy Mattress Co. 144A sr. sec.
notes 10 7/8s, 2016	25,000	26,188

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	90,000	31,050

Tenneco Automotive, Inc. sec. notes Ser. B,
10 1/4s, 2013	38,000	36,005

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015	10,000	7,900

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	45,000	40,388

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sec. notes 10s, 2013	35,000	28,088

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	75,000	21,375

Time Warner, Inc. debs. 9.15s, 2023	40,000	43,371

Time Warner, Inc. debs. 9 1/8s, 2013	125,000	137,625

Travelport LLC company guaranty 9 7/8s, 2014	50,000	33,250

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †	80,000	9,900

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	40,000	32,300

Univision Communications, Inc. 144A company
guaranty unsec. notes zero %, 2015 ‡‡	30,000	17,475

Vertis, Inc. company
guaranty sr. notes zero %, 2014 ‡‡	36,183	181

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 6 1/2s, 2037	142,000	158,674

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH, 6 5/8s, 2014	11,000	9,680

Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	30,000	25,275

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †	30,000	75

		4,128,791
Consumer staples (1.1%)
Altria Group, Inc. company guaranty
sr. unsec. unsub. notes 8 1/2s, 2013	75,000	85,624

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016	30,000	20,850

94 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s, 2014	$20,000	$14,200

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	64,163

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	35,000	29,400

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	5,000	4,313

Claire’s Stores, Inc. 144A company guaranty
sr. unsec. notes 9 5/8s, 2015 (In default) †	26,296	8,415

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	17,000	18,016

CVS Caremark, Corp. sr. unsec. FRN 6.302s, 2037	138,000	102,120

CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	128,682	130,947

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	10,000	10,125

Delhaize Group company guaranty sr. unsec.
bond 5 7/8s, 2014 (Belgium)	50,000	51,094

Delhaize Group sr. unsub. notes 6 1/2s, 2017
(Belgium)	35,000	35,741

Diageo Capital PLC company guaranty 5 3/4s,
2017 (United Kingdom)	55,000	57,380

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	25,000	26,001

Diageo PLC company guaranty 8s, 2022 (Canada)	40,000	43,953

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	35,000	38,500

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	55,000	47,575

General Mills, Inc. sr. unsec. notes 5.65s, 2019	25,000	26,181

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	76,000	78,799

Jarden Corp. company guaranty 7 1/2s, 2017	35,000	30,625

Kellogg Co. sr. unsec. notes 4.45s, 2016	50,000	50,042

Kellogg Co. sr. unsub. 5 1/8s, 2012	10,000	10,700

Kroger Co. company guaranty 6.4s, 2017	137,000	145,245

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	51,000	55,160

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	59,000	58,414

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	58,000	70,563

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	20,000	18,100

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	40,000	39,600

Reynolds American, Inc. company
guaranty 7 1/4s, 2013	55,000	56,560

Rite Aid Corp. company guaranty 9 1/2s, 2017	33,000	21,450

Rite Aid Corp. sec. notes 7 1/2s, 2017	40,000	31,300

RSC Equipment Rental, Inc. 144A sr. sec.
notes 10s, 2017	10,000	9,988

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	15,000	14,813

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015 (In default) †	47,000	31,490

Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes stepped-coupon 12 1/2s (12 3/4s,
10/2/09), 2013 †† (In default) † ‡‡	30,000	20,700

Supervalu, Inc. sr. unsec. notes 7 1/2s, 2014	40,000	38,400

United Rentals North America, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2012	72,000	69,840

United Rentals North America, Inc. 144A
company guaranty sr. unsec. notes 10 7/8s, 2016	5,000	4,800

Universal Corp. notes Ser. MTNC, 5.2s, 2013	460,000	417,952

Wendy’s/Arby’s Restaurants LLC 144A
sr. unsec. notes 10s, 2016	30,000	28,688

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	50,000	51,445

		2,169,272

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Energy (1.2%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	$80,000	$85,147

Anadarko Petroleum Corp. sr. unsec.
notes 6.95s, 2019	70,000	70,378

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	115,000	104,938

BP Capital Markets PLC company
guaranty sr. unsec. notes 3 7/8s, 2015
(United Kingdom)	45,000	45,073

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	30,000	18,600

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	110,000	105,325

Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	45,000	42,750

Complete Production Services, Inc. company
guaranty 8s, 2016	25,000	21,375

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	70,000	38,850

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	40,000	38,400

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	25,000	15,125

ConocoPhillips notes 6 1/2s, 2039	90,000	95,799

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	40,000	38,000

Encore Acquisition Co. sr. sub. notes 6s, 2015	79,000	65,175

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	65,000	56,225

Forest Oil Corp. sr. notes 8s, 2011	65,000	64,675

Gaz Capital SA 144A sr. unsec. 6.51s, 2022
(Russia)	100,000	75,000

Halliburton Co. sr. unsec. notes 7.45s, 2039	75,000	87,554

Harvest Operations Corp. sr. notes 7 7/8s, 2011	45,000	37,800

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	70,000	63,875

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	15,000	12,675

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	10,000	9,063

Kerr-McGee Corp. sec. notes 6.95s, 2024	80,000	74,230

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	25,000	22,063

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	15,000	15,239

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	30,000	27,075

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	40,000	36,850

Nexen, Inc. unsec. unsub. notes 6.4s, 2037 (Canada)	35,000	32,146

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	40,000	26,400

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	110,000	103,950

Peabody Energy Corp. company
guaranty Ser. B, 6 7/8s, 2013	25,000	24,750

Peabody Energy Corp. sr. notes 5 7/8s, 2016	50,000	44,000

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	74,000	73,638

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	55,000	54,725

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	20,000	16,800

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	5,000	4,675

Putnam VT Global Asset Allocation Fund 95

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Energy cont.
Plains Exploration & Production Co. company
guaranty 7s, 2017	$40,000	$35,000

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	60,000	59,550

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	10,000	7,800

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	15,000	15,525

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	10,000	9,500

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	100,000	80,750

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN 4.833s, 2014	15,000	11,783

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	120,000	102,600

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s, 2015	25,000	8,500

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	70,000	52,325

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	15,000	14,093

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	25,000	24,757

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 7/8s, 2039	35,000	42,816

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	20,000	19,177

Whiting Petroleum Corp. company guaranty 7s, 2014	30,000	27,825

Williams Cos., Inc. (The) notes 7 3/4s, 2031	5,000	4,500

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	15,000	14,775

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	80,000	79,000

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	10,000	9,998

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	56,000	56,498

		2,425,115
Financials (3.8%)
Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	33,000	34,122

American Express Co. sr. unsec.
notes 8 1/8s, 2019	90,000	93,396

American International Group, Inc.
sr. unsec. Ser. MTN, 5.85s, 2018	214,000	114,490

Amvescap PLC company guaranty 5 5/8s, 2012	30,000	26,242

Bank of America Corp. sr. notes 7 5/8s, 2019	100,000	100,446

Bank of New York Mellon Corp. (The)
sr. unsec. notes 4.3s, 2014	90,000	91,451

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 1.701s, 2027	158,000	80,751

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	155,000	168,462

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	22,000	23,188

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.683s, 2012	68,750	59,816

Capital One Capital III company
guaranty 7.686s, 2036	31,000	21,966

Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 0.93s, 2009	45,000	44,845

CIT Group, Inc. jr. unsec. sub. notes FRN
6.1s, 2067	237,000	85,320

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. notes 5.4s, 2013	$10,000	$6,198

CIT Group, Inc. sr. notes 5s, 2014	45,000	26,724

Citigroup, Inc. sr. notes 6 1/2s, 2013	36,000	34,970

Citigroup, Inc. sr. unsec. notes 5 1/2s, 2013	279,000	261,491

Citigroup, Inc. sr. unsec. unsub. notes FRN
1.07s, 2010	10,000	9,764

Citigroup, Inc. sub. notes 5s, 2014	110,000	92,215

CNA Financial Corp. unsec. notes 6s, 2011	35,000	33,306

Credit Suisse First Boston USA, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2011	130,000	139,183

Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	118,000	76,700

Deutsche Bank AG/London sr. unsec.
notes 5 3/8s, 2012 (United Kingdom)	130,000	138,199

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	83,000	53,950

Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	48,125

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	57,000	44,600

Fleet Capital Trust V bank guaranty FRN
1.613s, 2028	199,000	104,260

Fund American Cos., Inc. notes 5 7/8s, 2013	91,000	86,136

GATX Financial Corp. notes 5.8s, 2016	25,000	22,116

General Electric Capital Corp. sr. unsec.
FRN Ser. MTN, 1.156s, 2016	65,000	51,730

General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	392,000	312,176

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	135,000	90,075

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	5,000	4,537

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	28,000	27,300

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	34,000	28,832

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	60,000	50,100

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	79,000	69,125

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	5,000	3,925

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	6,000	5,010

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.868s, 2014	9,000	6,300

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019	150,000	160,103

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	100,000	104,346

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	194,000	170,581

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	28,000	23,736

Health Care REIT, Inc. sr. notes 6s, 2013 R	20,000	18,555

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	60,000	47,783

HSBC Finance Capital Trust IX FRN 5.911s, 2035	200,000	105,725

HSBC Finance Corp. notes 5s, 2015	200,000	186,359

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	10,000	7,363

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	10,000	8,163

96 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Financials cont.
JPMorgan Chase & Co. sr. notes 6s, 2018	$270,000	$268,220

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	119,000	100,292

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	85,000	73,100

Lehman Brothers E-Capital Trust I FRN
3.589s, 2065 (In default) †	285,000	29

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	15,000	13,575

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	30,000	24,375

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	181,000	130,772

Liberty Mutual Insurance 144A notes 7.697s, 2097	100,000	59,823

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	110,000	113,152

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	60,000	58,410

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 1.292s, 2011	50,000	46,299

Merrill Lynch & Co., Inc. sr. unsec.
notes Ser. MTN, 6 7/8s, 2018	188,000	174,005

Merrill Lynch & Co., Inc. sr. unsec.
notes Ser. MTNC, 4 1/4s, 2010	55,000	55,218

MetLife, Inc. sr. unsec. 6 3/4s, 2016	55,000	55,993

MetLife, Inc. sr. unsec. notes Ser. A,
6.817s, 2018	135,000	135,960

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.409s, 2010	100,000	99,094

Morgan Stanley sr. unsec.
unsub. notes 6 3/4s, 2011	182,000	190,657

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	25,000	22,401

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	30,000	29,555

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	102,000	94,339

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	45,000	36,098

Nuveen Investments, Inc. sr. unsec.
notes 5 1/2s, 2015	25,000	12,625

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	90,000	70,104

Prudential Financial, Inc. jr. unsec.
sub. notes FRN 8 7/8s, 2038	5,000	4,199

Royal Bank of Scotland Group PLC jr.
sub. notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	100,000	40,000

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	43,000	43,273

Simon Property Group LP sr. unsec.
notes 6 1/8s, 2018 R	41,000	37,450

Simon Property Group LP sr. unsec.
unsub. notes 5 1/4s, 2016 R	22,000	19,542

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	17,000	15,657

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	171,000	161,595

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	35,000	34,188

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.629s, 2037	$75,000	43,199

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Financials cont.
UBS AG/Jersey Branch 144A 144A
sr. notes Ser. CMCI, zero % (Indexed to the
UBS Bloomberg Constant Maturity Commodity
Index) (United Kingdom)	$1,485,000	$1,069,714

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	45,000	36,675

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.758s, 2014	5,000	3,250

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)	192,000	172,800

Wachovia Corp. sr. unsec. notes FRN
Ser. MTNE, 0.818s, 2012	95,000	89,916

Wells Fargo & Co. sr. notes 4 3/8s, 2013	160,000	161,378

Wells Fargo & Co. sr. unsec.
unsub. notes 5 1/4s, 2012	175,000	181,148

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	60,000	48,362

Willis Group North America, Inc. company
guaranty 6.2s, 2017	10,000	8,856

		7,639,554
Health care (1.0%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016	90,000	98,156

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	38,000	35,235

AstraZeneca PLC sr. unsec.
unsub. notes 6.45s, 2037 (United Kingdom)	71,000	78,368

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	148,000	158,483

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	35,000	34,300

DaVita, Inc. company guaranty 6 5/8s, 2013	55,000	51,838

Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	65,000	59,313

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	134,000	141,933

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	36,000	35,640

HCA, Inc. sr. sec. notes 9 1/4s, 2016	45,000	44,325

HCA, Inc. sr. sec. notes 9 1/8s, 2014	30,000	29,700

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	132,000	129,855

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	10,000	8,575

Healthsouth Corp. company guaranty
10 3/4s, 2016	25,000	25,125

Hospira, Inc. sr. notes 6.05s, 2017	25,000	24,415

Hospira, Inc. sr. notes 5.55s, 2012	99,000	103,140

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	20,000	19,600

Merck & Co., Inc. sr. unsec.
unsub. notes 5.85s, 2039	25,000	25,483

Merck & Co., Inc. sr. unsec.
unsub. notes 5s, 2019	25,000	25,347

Novartis Securities Investment, Ltd. company
guaranty sr. unsec. notes 5 1/8s, 2019	55,000	56,007

Omnicare, Inc. company guaranty 6 3/4s, 2013	20,000	18,000

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	10,000	9,025

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	50,000	45,125

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	27,000	32,060

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	78,000	85,284

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	45,000	41,175

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	30,000	34,526

Putnam VT Global Asset Allocation Fund 97

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Health care cont.
Select Medical Corp. company
guaranty 7 5/8s, 2015	$53,000	$43,063

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	80,000	72,200

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	60,000	55,800

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	35,000	34,650

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	15,000	10,425

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes zero %, 2015 ‡‡	15,000	11,550

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	5,000	4,575

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	17,000	17,850

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	39,000	39,293

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	45,000	46,568

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.904s, 2012 ‡‡	21,000	18,270

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	50,000	47,875

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	110,000	113,300

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	25,000	22,438

WellPoint, Inc. notes 7s, 2019	35,000	36,174

		2,024,064
Technology (0.8%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	58,000	38,570

Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	20,000	19,500

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	40,000	33,450

Cisco Systems, Inc. sr. unsec. notes 5 1/4s, 2011	84,000	88,573

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	30,000	24,938

Computer Sciences Corp. sr. unsec.
notes 6 1/2s, 2018	435,000	444,496

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	70,000	71,449

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	45,000	45,510

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	60,000	30,300

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	2,000	680

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	35,000	38,580

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	20,000	21,024

Hewlett-Packard Co. sr. unsec. notes 4 1/4s, 2012	55,000	57,406

IBM Corp. sr. unsec. notes 5.7s, 2017	200,000	212,430

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	15,000	14,775

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	95,000	88,706

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	10,000	5,675

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	85,000	83,355

Oracle Corp. sr. unsec. notes 5s, 2011	84,000	88,057

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	35,000	25,506

Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016	20,000	17,213

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	22,000	20,323

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	$88,000	$83,160

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	13,000	12,220

Xerox Corp. sr. notes 6.4s, 2016	60,000	55,200

Xerox Corp. sr. unsec. notes FRN 1.363s, 2009	90,000	89,064

		1,710,160
Transportation (0.2%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	10,000	8,200

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	60,000	65,375

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	12,053	10,426

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	56,805	47,716

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	87,704	71,479

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	35,000	31,675

RailAmerica, Inc. 144A company
guaranty sr. sec. notes 9 1/4s, 2017	20,000	19,300

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	28,524	26,945

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	35,000	35,188

Union Pacific Corp. sr. unsec. notes 6 1/8s, 2020	60,000	62,136

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	45,000	45,361

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022	18,621	14,338

		438,139
Utilities and power (2.1%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	104,000	106,029

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	13,950

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	61,000	61,000

American Water Capital Corp. sr. unsec.
bonds 6.085s, 2017	76,000	72,965

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	25,000	22,198

Atmos Energy Corp. sr. unsec.
sub. notes 8 1/2s, 2019	5,000	5,799

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	55,000	55,953

Beaver Valley II Funding debs. 9s, 2017	80,000	78,962

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	116,000	109,709

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	177,000	137,081

CMS Energy Corp. sr. notes 8 1/2s, 2011	25,000	25,876

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)	10,000	9,229

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	15,000	15,612

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	98,000	94,017

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	45,000	46,049

Consumers Energy Co. 1st mtge. sec. bond
6 1/8s, 2019	62,000	65,481

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	165,000	112,200

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	25,000	25,965

Dominion Resources, Inc. unsub. notes 5.7s, 2012	91,000	96,797

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	40,000	41,971

98 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	$45,000	$38,138

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	40,000	35,100

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	15,000	12,225

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	10,000	8,950

Edison Mission Energy sr. unsec. notes 7.2s, 2019	35,000	26,075

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	28,491

El Paso Natural Gas Co. sr. unsec. notes 5.95s, 2017	10,000	9,625

Electricite de France 144A notes 6 1/2s,
2019 (France)	60,000	65,714

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	45,000	42,940

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	470,000	490,567

Florida Power Corp. 1st mtge. sec. bond
6.4s, 2038	44,000	48,924

Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	25,000	24,993

Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	85,000	77,350

Inergy LP/Inergy Finance Corp. 144A company
guaranty sr. unsec. notes 8 3/4s, 2015	20,000	19,550

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	35,000	33,425

ITC Holdings Corp. 144A notes 5 7/8s, 2016	76,000	71,939

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	35,000	32,297

Kansas Gas & Electric bonds 5.647s, 2021	18,718	17,836

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	25,000	24,375

MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	264,000	260,958

MidAmerican Funding, LLC sr. sec. bond
6.927s, 2029	130,000	145,611

Mirant North America, LLC company
guaranty 7 3/8s, 2013	80,000	76,800

National Fuel Gas Co. notes 5 1/4s, 2013	114,000	112,003

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	40,000	43,043

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	10,000	11,092

NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes 5.4s, 2014	10,000	9,462

Northwestern Corp. sec. notes 5 7/8s, 2014	76,000	77,299

NRG Energy, Inc. company guaranty 7 3/8s, 2017	20,000	18,900

NRG Energy, Inc. sr. notes 7 3/8s, 2016	135,000	127,744

Oncor Electric Delivery Co. debs. 7s, 2022	11,000	11,617

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	110,000	114,118

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	76,000	68,763

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	42,470	41,867

PSEG Energy Holdings, Inc. sr. notes 8 1/2s, 2011	45,000	45,433

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	35,000	35,967

Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	45,000	45,052

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	98,000	69,580

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	25,000	24,625

Southern Natural Gas. Co. 144A notes 5.9s, 2017	25,000	23,485

Spectra Energy Capital, LLC sr. notes 8s, 2019	45,000	49,022

CORPORATE BONDS AND NOTES (16.2%)* cont.	Principal amount	Value

Utilities and power cont.
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes Ser. *, 7.2s, 2011	$135,000	$139,211

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes Ser. *, 6 3/4s, 2015	5,000	4,798

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	10,000	10,462

Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes Ser. A,
10 1/4s, 2015 (United Kingdom)	105,000	65,363

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	30,000	29,644

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	30,000	20,850

TXU Corp. sr. notes Ser. P, 5.55s, 2014	90,000	56,828

Union Electric Co. sr. sec. notes 6.4s, 2017	50,000	51,339

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	25,000	22,939

		4,119,232
Total corporate bonds and notes (cost $35,247,255)		$32,738,056

MORTGAGE-BACKED SECURITIES (12.7%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.631s, 2029	$38,125	$42,211

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049	98,000	76,244
Ser. 07-2, Class A2, 5.634s, 2049	71,000	64,120
Ser. 04-3, Class A5, 5.557s, 2039	190,000	173,784
Ser. 06-4, Class A2, 5.522s, 2046	471,000	443,199
Ser. 05-6, Class A2, 5.165s, 2047	36,000	34,216
Ser. 07-5, Class XW, IO, 0.606s, 2051	2,873,265	43,099
Ser. 07-1, Class XW, IO, 0.463s, 2049	1,660,633	18,113

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 1.002s, 2035	786,519	12,892
Ser. 04-5, Class XC, IO, 0.46s, 2041	2,963,719	24,961
Ser. 04-4, Class XC, IO, 0.423s, 2042	1,831,397	20,107
Ser. 06-5, Class XC, IO, 0.137s, 2016	5,912,168	53,094

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.934s, 2036	298,690	167,266

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.319s, 2022	95,000	43,293
FRB Ser. 05-MIB1, Class J, 1.369s, 2022	102,000	30,600

Banc of America Mortgage Securities
Ser. 05-E, Class 2, IO, 0.3s, 2035	1,182,758	3,234

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	23,165	23,133

Bayview Commercial Asset Trust 144A
Ser. 04-2, IO, 2.97s, 2034	210,183	6,411
Ser. 07-1, Class S, IO, 2.477s, 2037	1,396,346	77,558
Ser. 06-4A, IO, 2.331s, 2036	100,107	6,867
Ser. 05-1A, IO, 2.15s, 2035	199,274	6,975
Ser. 06-2A, IO, 1.798s, 2036	118,143	6,546
Ser. 05-3A, IO, 1.6s, 2035	334,856	16,602
FRB Ser. 05-1A, Class A1, 0.614s, 2035	44,715	25,246

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	423,307	199,223
FRB Ser. 06-6, Class 2A1, 5.841s, 2036	209,123	101,651
FRB Ser. 05-7, Class 23A1, 5 5/8s, 2035	192,285	103,628
Ser. 04-9, Class 1A1, 4.955s, 2034	6,072	3,516

Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 04-PR3I, Class X1,
IO, 0.243s, 2041	571,592	6,859

Putnam VT Global Asset Allocation Fund 99

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.882s, 2038	$1,551,607	$38,976
Ser. 06-PW14, Class X1, IO, 0.135s, 2038	1,669,600	14,242
Ser. 07-PW15, Class X1, IO, 0.109s, 2044	4,884,667	30,725
Ser. 07-PW18, Class X1, IO, 0.095s, 2050	709,276	4,005
Ser. 05-PW10, Class X1, IO, 0.08s, 2040	5,829,084	12,066

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	23,697	24,191

Citigroup FRB Ser. 07-AR5, Class 1A2A,
5.604s, 2037	724,906	349,654

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014	465,000	356,431
Ser. 08-C7, Class A2A, 6.034s, 2049	255,000	224,915

Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO, 6.336s, 2037	286,362	29,031
FRB Ser. 06-AR5, Class 2A5A, 6.197s, 2036	272,696	137,116
FRB Ser. 07-6, Class 1A3A, 5.786s, 2046	812,676	381,958
FRB Ser. 06-AR7, Class 2A2A, 5.637s, 2036	272,598	147,203

Citigroup/Deutsche Bank Commercial Mortgage
Trust Ser. 07-CD4, Class A2B, 5.205s, 2049	1,107,000	1,012,547

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0.559s, 2049	1,711,052	21,046
Ser. 06-CD2, Class X, IO, 0.127s, 2046	3,681,398	8,470
Ser. 07-CD4, Class XC, IO, 0.089s, 2049	5,722,761	24,608

CNL Funding Ser. 99-1, Class A2, 7.645s, 2014	89,735	78,268

Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, IO, 1.217s, 2017	392,906	10,862

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	98,000	87,562
Ser. 98-C2, Class F, 5.44s, 2030	435,000	354,716

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.22s, 2017	126,000	93,426

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	45,000	16,200
Ser. 06-CN2A, Class J, 5.756s, 2019	36,000	9,360
FRB Ser. 01-J2A, Class A2F, 0.818s, 2034	74,000	61,457
Ser. 05-LP5, Class XC, IO, 0.183s, 2043	2,735,613	13,125
Ser. 06-C8, Class XS, IO, 0.085s, 2046	5,336,664	23,589
Ser. 05-C6, Class XC, IO, 0.064s, 2044	5,595,296	17,800

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	265,688	139,445
Ser. 06-J8, Class A4, 6s, 2037	224,538	117,848
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	112,483	76,827

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.667s, 2035	534,979	278,189
FRB Ser. 06-HYB1, Class 1A1, 5.309s, 2036	394,996	184,013
FRB Ser. 06-HYB1, Class 2A1, 5.292s, 2036	802,150	449,204
FRB Ser. 05-HYB4, Class 2A1, 4.891s, 2035	404,212	230,401

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.58s, 2035	401,534	34,612
Ser. 05-R3, Class AS, IO, 5.524s, 2035	423,239	34,367
IFB Ser. 05-R2, Class 1AS, IO, 5.242s, 2035	231,709	18,815

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039	349,000	322,597
Ser. 06-C5, Class AX, IO, 0.145s, 2039	3,413,177	22,838

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.279s, 2049	$8,017,132	$40,086
Ser. 06-C4, Class AX, IO, 0.133s, 2039	4,614,800	34,435
Ser. 07-C1, Class AX, IO, 0.11s, 2040	6,200,650	27,469

CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	210,000	184,070

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 04-TF2A, Class J, 1.269s, 2016	50,000	32,500
FRB Ser. 05-TF2A, Class J, 1.219s, 2020	31,319	23,489
FRB Ser. 04-TF2A, Class H, 1.019s, 2019	50,000	37,500
Ser. 01-CK1, Class AY, IO, 0.9s, 2035	2,749,446	20,892
Ser. 02-CP3, Class AX, IO, 0.478s, 2035	784,519	25,425
Ser. 04-C4, Class AX, IO, 0.449s, 2039	682,932	11,382

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.781s, 2031	335,346	6,342

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	92,924	95,319
Ser. 99-CG2, Class B3, 6.1s, 2032	100,000	99,504
Ser. 99-CG2, Class B4, 6.1s, 2032	130,000	97,500

Fannie Mae
IFB Ser. 07-W7, Class 1A4, 37.298s, 2037	91,771	113,948
IFB Ser. 06-49, Class SE, 27.745s, 2036	117,236	154,421
IFB Ser. 05-25, Class PS, 26.78s, 2035	67,554	85,242
IFB Ser. 06-115, Class ES, 25.305s, 2036	97,056	125,547
IFB Ser. 05-115, Class NQ, 23.761s, 2036	57,916	67,793
IFB Ser. 05-74, Class CP, 23.6s, 2035	61,183	74,155
IFB Ser. 06-8, Class HP, 23.416s, 2036	92,800	117,088
IFB Ser. 05-99, Class SA, 23.416s, 2035	63,863	79,395
IFB Ser. 05-45, Class DC, 23.16s, 2035	61,670	76,703
IFB Ser. 07-W6, Class 6A2, IO, 7.486s, 2037	97,643	10,234
IFB Ser. 06-90, Class SE, IO, 7.486s, 2036	83,751	10,960
IFB Ser. 07-W6, Class 5A2, IO, 6.976s, 2037	147,964	14,451
IFB Ser. 07-W4, Class 4A2, IO, 6.966s, 2037	608,743	59,369
IFB Ser. 07-W2, Class 3A2, IO, 6.966s, 2037	170,871	16,665
IFB Ser. 05-52, Class DC, IO, 6.886s, 2035	105,006	12,436
IFB Ser. 06-79, Class DI, IO, 6.836s, 2036	269,310	30,082
IFB Ser. 06-60, Class SI, IO, 6.836s, 2036	192,107	23,316
IFB Ser. 06-60, Class UI, IO, 6.836s, 2036	76,895	9,170
IFB Ser. 07-W7, Class 3A2, IO, 6.816s, 2037	231,250	22,068
IFB Ser. 03-122, Class SA, IO, 6.786s, 2028	183,073	14,518
IFB Ser. 03-122, Class SJ, IO, 6.786s, 2028	191,744	15,169
IFB Ser. 04-60, Class SW, IO, 6.736s, 2034	287,361	32,255
IFB Ser. 05-65, Class KI, IO, 6.686s, 2035	708,277	76,766
IFB Ser. 08-41, Class S, IO, 6.486s, 2036	83,947	8,359
IFB Ser. 07-54, Class CI, IO, 6.446s, 2037	129,575	13,392
IFB Ser. 07-58, Class SP, IO, 6.436s, 2037	170,041	19,218
IFB Ser. 07-28, Class SE, IO, 6.436s, 2037	150,712	15,761
IFB Ser. 06-128, Class SH, IO, 6.436s, 2037	125,091	10,395
IFB Ser. 05-12, Class SC, IO, 6.436s, 2035	142,328	17,062
IFB Ser. 05-17, Class ES, IO, 6.436s, 2035	125,855	12,964
IFB Ser. 05-17, Class SY, IO, 6.436s, 2035	59,241	6,153
IFB Ser. 07-30, Class IE, IO, 6.426s, 2037	372,777	49,838
IFB Ser. 06-123, Class CI, IO, 6.426s, 2037	334,249	36,142
IFB Ser. 06-123, Class UI, IO, 6.426s, 2037	130,206	13,841
IFB Ser. 05-82, Class SY, IO, 6.416s, 2035	247,678	25,858
IFB Ser. 05-45, Class EW, IO, 6.406s, 2035	490,244	49,620
IFB Ser. 05-45, Class SR, IO, 6.406s, 2035	334,347	32,485
IFB Ser. 06-31, Class SX, IO, 6.386s, 2036	336,152	37,408
IFB Ser. 06-36, Class SP, IO, 6.386s, 2036	127,842	12,886
IFB Ser. 06-16, Class SM, IO, 6.386s, 2036	112,256	12,963
IFB Ser. 05-95, Class CI, IO, 6.386s, 2035	146,547	17,680
IFB Ser. 05-84, Class SG, IO, 6.386s, 2035	239,746	25,533

100 Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-57, Class NI, IO, 6.386s, 2035	$67,049	$7,220
IFB Ser. 05-54, Class SA, IO, 6.386s, 2035	233,799	23,016
IFB Ser. 05-23, Class SG, IO, 6.386s, 2035	189,307	20,327
IFB Ser. 05-17, Class SA, IO, 6.386s, 2035	168,667	18,023
IFB Ser. 05-17, Class SE, IO, 6.386s, 2035	183,386	19,497
IFB Ser. 06-128, Class GS, IO, 6.366s, 2037	141,154	14,411
IFB Ser. 06-114, Class IS, IO, 6.336s, 2036	145,574	13,880
IFB Ser. 06-116, Class ES, IO, 6.336s, 2036	73,642	6,497
IFB Ser. 06-115, Class GI, IO, 6.326s, 2036	150,211	15,756
IFB Ser. 06-115, Class IE, IO, 6.326s, 2036	112,734	12,431
IFB Ser. 06-117, Class SA, IO, 6.326s, 2036	169,333	15,703
IFB Ser. 06-121, Class SD, IO, 6.326s, 2036	326,332	32,111
IFB Ser. 06-109, Class SG, IO, 6.316s, 2036	227,228	21,587
IFB Ser. 06-104, Class SY, IO, 6.306s, 2036	76,638	6,687
IFB Ser. 06-109, Class SH, IO, 6.306s, 2036	177,209	20,887
IFB Ser. 07-W6, Class 4A2, IO, 6.286s, 2037	636,799	56,043
IFB Ser. 06-104, Class IC, IO, 6.286s, 2036	488,720	56,884
IFB Ser. 06-43, Class SI, IO, 6.286s, 2036	335,756	35,464
IFB Ser. 06-8, Class JH, IO, 6.286s, 2036	526,672	58,506
IFB Ser. 09-12, Class CI, IO, 6.286s, 2036	458,925	54,243
IFB Ser. 05-122, Class SG, IO, 6.286s, 2035	115,317	13,034
IFB Ser. 05-122, Class SW, IO, 6.286s, 2035	153,600	16,459
IFB Ser. 06-101, Class SA, IO, 6.266s, 2036	382,246	39,524
IFB Ser. 06-92, Class JI, IO, 6.266s, 2036	85,137	8,527
IFB Ser. 06-92, Class LI, IO, 6.266s, 2036	166,951	15,905
IFB Ser. 06-96, Class ES, IO, 6.266s, 2036	209,622	19,434
IFB Ser. 06-99, Class AS, IO, 6.266s, 2036	100,316	10,142
IFB Ser. 06-85, Class TS, IO, 6.246s, 2036	176,724	15,346
IFB Ser. 06-86, Class SB, IO, 6.236s, 2036	411,339	48,888
IFB Ser. 07-75, Class PI, IO, 6.226s, 2037	187,516	15,896
IFB Ser. 07-W7, Class 2A2, IO, 6.216s, 2037	467,997	40,729
IFB Ser. 07-88, Class MI, IO, 6.206s, 2037	74,778	6,672
Ser. 06-94, Class NI, IO, 6.186s, 2036	73,930	5,968
IFB Ser. 09-12, Class AI, IO, 6.186s, 2037	589,182	61,882
IFB Ser. 07-116, Class IA, IO, 6.186s, 2037	662,203	57,352
IFB Ser. 07-103, Class AI, IO, 6.186s, 2037	560,414	48,536
IFB Ser. 07-15, Class NI, IO, 6.186s, 2022	193,905	16,463
IFB Ser. 08-3, Class SC, IO, 6.136s, 2038	89,275	9,032
IFB Ser. 07-109, Class XI, IO, 6.136s, 2037	87,543	5,738
IFB Ser. 07-109, Class YI, IO, 6.136s, 2037	182,251	14,910
IFB Ser. 07-W8, Class 2A2, IO, 6.136s, 2037	305,641	26,257
IFB Ser. 07-30, Class LI, IO, 6.126s, 2037	534,284	53,212
IFB Ser. 07-W2, Class 1A2, IO, 6.116s, 2037	136,958	11,727
IFB Ser. 07-106, Class SN, IO, 6.096s, 2037	188,683	15,394
IFB Ser. 07-54, Class IA, IO, 6.096s, 2037	162,047	15,345
IFB Ser. 07-54, Class IB, IO, 6.096s, 2037	162,047	15,345
IFB Ser. 07-54, Class IC, IO, 6.096s, 2037	162,047	15,345
IFB Ser. 07-54, Class ID, IO, 6.096s, 2037	162,047	15,345
IFB Ser. 07-54, Class IE, IO, 6.096s, 2037	162,047	15,345
IFB Ser. 07-54, Class IF, IO, 6.096s, 2037	240,304	23,873
IFB Ser. 07-54, Class NI, IO, 6.096s, 2037	144,868	11,196
IFB Ser. 07-54, Class UI, IO, 6.096s, 2037	201,079	23,013
IFB Ser. 07-91, Class AS, IO, 6.086s, 2037	120,009	9,933
IFB Ser. 07-91, Class HS, IO, 6.086s, 2037	132,821	13,500
IFB Ser. 07-15, Class CI, IO, 6.066s, 2037	616,321	61,319
IFB Ser. 06-115, Class JI, IO, 6.066s, 2036	439,859	44,914
IFB Ser. 07-109, Class PI, IO, 6.036s, 2037	199,494	14,690
IFB Ser. 06-123, Class LI, IO, 6.006s, 2037	297,917	28,982
IFB Ser. 07-81, Class IS, IO, 5.986s, 2037	245,131	23,038
IFB Ser. 07-116, Class BI, IO, 5.936s, 2037	604,537	50,242
IFB Ser. 08-01, Class AI, IO, 5.936s, 2037	1,004,042	83,443

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 08-1, Class HI, IO, 5.886s, 2037	$464,374	$38,268
IFB Ser. 07-39, Class AI, IO, 5.806s, 2037	285,658	25,319
IFB Ser. 07-32, Class SD, IO, 5.796s, 2037	192,857	18,013
IFB Ser. 07-30, Class UI, IO, 5.786s, 2037	157,686	12,940
IFB Ser. 07-32, Class SC, IO, 5.786s, 2037	255,847	22,774
IFB Ser. 07-1, Class CI, IO, 5.786s, 2037	180,399	16,125
IFB Ser. 09-12, Class DI, IO, 5.716s, 2037	712,340	69,494
IFB Ser. 05-58, Class IK, IO, 5.686s, 2035	198,048	22,196
Ser. 06-W3, Class 1AS, IO, 5.677s, 2046	601,354	49,251
IFB Ser. 07-75, Class ID, IO, 5.556s, 2037	162,762	13,779
IFB Ser. 09-3, Class SE, IO, 5.186s, 2037	235,113	18,172
Ser. 03-W12, Class 2, IO, 2.217s, 2043	401,849	25,512
Ser. 03-W10, Class 3, IO, 1.921s, 2043	237,712	12,883
Ser. 03-W10, Class 1, IO, 1.895s, 2043	860,892	46,530
Ser. 03-W8, Class 12, IO, 1.635s, 2042	845,854	32,562
Ser. 03-W17, Class 12, IO, 1.144s, 2033	302,701	9,072
Ser. 06-26, Class NB, 1s, 2036	51,363	45,305
Ser. 03-T2, Class 2, IO, 0.809s, 2042	1,151,440	26,414
Ser. 03-W6, Class 51, IO, 0.671s, 2042	278,563	5,397
Ser. 01-T12, Class IO, 0.565s, 2041	251,044	3,863
Ser. 03-W2, Class 1, IO, 0.465s, 2042	1,967,942	23,441
Ser. 02-T4, IO, 0.449s, 2041	1,354,120	17,842
Ser. 01-50, Class B1, IO, 0.444s, 2041	443,389	5,708
Ser. 02-T1, Class IO, IO, 0.427s, 2031	282,336	3,497
Ser. 03-W6, Class 3, IO, 0.367s, 2042	387,921	4,029
Ser. 03-W6, Class 23, IO, 0.352s, 2042	412,581	4,102
Ser. 01-79, Class BI, IO, 0.325s, 2045	967,533	10,551
Ser. 06-46, Class OC, PO, zero %, 2036	83,409	69,296
Ser. 04-61, Class JO, PO, zero %, 2032	36,569	33,244
Ser. 326, Class 1, PO, zero %, 2032	48,962	43,350
Ser. 318, Class 1, PO, zero %, 2032	18,286	15,374
Ser. 314, Class 1, PO, zero %, 2031	87,126	74,618
FRB Ser. 06-115, Class SN, zero %, 2036	75,202	60,622
FRB Ser. 05-57, Class UL, zero %, 2035	50,663	50,436
FRB Ser. 05-65, Class CU, zero %, 2034	26,162	27,789
FRB Ser. 05-77, Class HF, zero %, 2034	48,069	46,601

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.786s, 2043	98,057	11,277
Ser. T-56, Class A, IO, 0.524s, 2043	312,181	4,624
Ser. T-56, Class 3, IO, 0.276s, 2043	326,223	2,899
Ser. T-56, Class 1, IO, 0.269s, 2043	421,721	3,291
Ser. T-56, Class 2, IO, 0.019s, 2043	387,457	222

First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10, Class 2A1,
5.723s, 2035	128,461	66,800

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.948s, 2033	1,390,432	27,211

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	131,000	109,687
Ser. 97-C2, Class G, 7 1/2s, 2029	40,000	30,800

Freddie Mac
IFB Ser. 2976, Class KL, 23.212s, 2035	99,444	123,814
IFB Ser. 3065, Class DC, 18.902s, 2035	90,117	106,915
IFB Ser. 2990, Class LB, 16.129s, 2034	104,482	116,424
IFB Ser. 2828, Class GI, IO, 7.181s, 2034	158,622	19,895
IFB Ser. 3184, Class SP, IO, 7.031s, 2033	195,008	19,651
IFB Ser. 2927, Class SI, IO, 7s, 2035	136,028	16,196
IFB Ser. 3156, Class PS, IO, 6.931s, 2036	230,969	31,261

Putnam VT Global Asset Allocation Fund 101

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2869, Class JS, IO, 6.931s, 2034	$308,311	$24,138
IFB Ser. 3149, Class LS, IO, 6.881s, 2036	543,332	80,060
IFB Ser. 3119, Class PI, IO, 6.881s, 2036	153,198	22,420
IFB Ser. 2882, Class LS, IO, 6.881s, 2034	115,451	12,046
IFB Ser. 3149, Class SE, IO, 6.831s, 2036	195,229	26,564
IFB Ser. 3157, Class SA, IO, 6.831s, 2036	393,779	52,339
IFB Ser. 3203, Class SH, IO, 6.821s, 2036	114,576	13,161
IFB Ser. 2815, Class PT, IO, 6.731s, 2032	160,968	14,690
IFB Ser. 2828, Class TI, IO, 6.731s, 2030	73,006	7,250
IFB Ser. 3397, Class GS, IO, 6.681s, 2037	106,653	8,957
IFB Ser. 3287, Class SD, IO, 6.431s, 2037	214,652	20,875
IFB Ser. 3281, Class BI, IO, 6.431s, 2037	91,051	8,693
IFB Ser. 3281, Class CI, IO, 6.431s, 2037	111,093	10,858
IFB Ser. 3249, Class SI, IO, 6.431s, 2036	82,034	9,241
IFB Ser. 2922, Class SE, IO, 6.431s, 2035	185,549	17,391
IFB Ser. 2981, Class AS, IO, 6.401s, 2035	173,549	17,528
IFB Ser. 3236, Class ES, IO, 6.381s, 2036	135,541	12,056
IFB Ser. 3136, Class NS, IO, 6.381s, 2036	210,127	21,648
IFB Ser. 3122, Class DS, IO, 6.381s, 2036	177,860	20,538
IFB Ser. 3118, Class SD, IO, 6.381s, 2036	305,623	27,492
IFB Ser. 3001, Class IH, IO, 6.381s, 2035	66,507	7,456
IFB Ser. 2950, Class SM, IO, 6.381s, 2016	224,463	21,639
IFB Ser. 3256, Class S, IO, 6.371s, 2036	214,228	23,651
IFB Ser. 3031, Class BI, IO, 6.371s, 2035	81,532	9,750
IFB Ser. 3244, Class SB, IO, 6.341s, 2036	128,478	12,230
IFB Ser. 3244, Class SG, IO, 6.341s, 2036	156,199	15,101
IFB Ser. 3236, Class IS, IO, 6.331s, 2036	234,809	21,920
IFB Ser. 3067, Class SI, IO, 6.331s, 2035	588,024	66,014
IFB Ser. 3114, Class TS, IO, 6.331s, 2030	481,737	49,654
IFB Ser. 3128, Class JI, IO, 6.311s, 2036	248,813	25,155
IFB Ser. 2990, Class LI, IO, 6.311s, 2034	159,685	18,159
IFB Ser. 3240, Class S, IO, 6.301s, 2036	501,018	52,156
IFB Ser. 3065, Class DI, IO, 6.301s, 2035	69,956	8,265
IFB Ser. 3145, Class GI, IO, 6.281s, 2036	206,396	24,086
IFB Ser. 3114, Class GI, IO, 6.281s, 2036	90,947	10,551
IFB Ser. 3114, Class IP, IO, 6.281s, 2036	226,434	22,584
IFB Ser. 3218, Class AS, IO, 6.261s, 2036	152,863	14,352
IFB Ser. 3221, Class SI, IO, 6.261s, 2036	185,470	17,211
IFB Ser. 3346, Class SC, IO, 6.231s, 2033	575,121	65,512
IFB Ser. 3346, Class SB, IO, 6.231s, 2033	244,714	27,785
IFB Ser. 3355, Class MI, IO, 6.181s, 2037	129,433	10,783
IFB Ser. 3201, Class SG, IO, 6.181s, 2036	249,701	25,812
IFB Ser. 3203, Class SE, IO, 6.181s, 2036	214,680	22,025
IFB Ser. 3171, Class PS, IO, 6.166s, 2036	196,239	19,820
IFB Ser. 3152, Class SY, IO, 6.161s, 2036	182,413	20,722
IFB Ser. 3510, Class DI, IO, 6.161s, 2035	306,993	32,114
IFB Ser. 3181, Class PS, IO, 6.151s, 2036	126,300	14,312
IFB Ser. 3284, Class BI, IO, 6.131s, 2037	149,009	12,887
IFB Ser. 3199, Class S, IO, 6.131s, 2036	96,181	9,876
IFB Ser. 3284, Class LI, IO, 6.121s, 2037	645,364	65,336
IFB Ser. 3311, Class EI, IO, 6.091s, 2037	158,391	12,044
IFB Ser. 3311, Class IA, IO, 6.091s, 2037	225,243	22,755
IFB Ser. 3311, Class IB, IO, 6.091s, 2037	225,243	22,755
IFB Ser. 3311, Class IC, IO, 6.091s, 2037	225,243	22,755
IFB Ser. 3311, Class ID, IO, 6.091s, 2037	225,243	22,755
IFB Ser. 3311, Class IE, IO, 6.091s, 2037	326,052	32,939
IFB Ser. 3240, Class GS, IO, 6.061s, 2036	305,434	29,804
IFB Ser. 3257, Class SI, IO, 6.001s, 2036	140,137	12,107
IFB Ser. 3225, Class JY, IO, 5.971s, 2036	612,488	58,780
IFB Ser. 3339, Class TI, IO, 5.821s, 2037	246,763	22,604
IFB Ser. 3284, Class CI, IO, 5.801s, 2037	481,557	44,643

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2965, Class SA, IO, 5.731s, 2032	$182,918	$17,353
IFB Ser. 3510, Class BI, IO, 5.711s, 2037	591,719	56,303
IFB Ser. 3397, Class SQ, IO, 5.651s, 2037	427,977	37,238
FRB Ser. 3232, Class FG, 0.619s, 2036	30,115	30,020
Ser. 3327, Class IF, IO, zero %, 2037	76,240	526
Ser. 3292, Class DO, PO, zero %, 2037	70,958	58,083
Ser. 3252, Class LO, PO, zero %, 2036	83,143	71,733
Ser. 3124, Class DO, PO, zero %, 2036	66,479	56,145
Ser. 201, PO, zero %, 2029	53,611	45,534
FRB Ser. 3304, Class UF, zero %, 2037	100,000	94,260
FRB Ser. 3289, Class SF, zero %, 2037	57,267	56,861
FRB Ser. 3326, Class YF, zero %, 2037	34,395	32,766
FRB Ser. 3241, Class FH, zero %, 2036	14,273	14,216
FRB Ser. 3147, Class SF, zero %, 2036	97,979	95,011
FRB Ser. 3047, Class BD, zero %, 2035	59,374	53,997
FRB Ser. 3003, Class XF, zero %, 2035	72,613	64,556
FRB Ser. 2958, Class FB, zero %, 2035	39,051	36,170

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.17s, 2043	4,402,386	20,866
Ser. 07-C1, Class XC, IO, 0.12s, 2019	11,827,822	36,489
Ser. 05-C3, Class XC, IO, 0.089s, 2045	10,488,218	26,209

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.171s, 2036	44,000	44,061
Ser. 97-C1, Class X, IO, 1.359s, 2029	93,474	3,886
Ser. 05-C1, Class X1, IO, 0.216s, 2043	4,349,466	29,233

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	77,845	56,048
Ser. 06-C1, Class XC, IO, 0.07s, 2045	6,753,861	18,298

Government National Mortgage Association
IFB Ser. 04-59, Class SC, IO, 6.882s, 2034	97,071	10,420
IFB Ser. 04-26, Class IS, IO, 6.882s, 2034	34,845	2,578
IFB Ser. 07-22, Class S, IO, 6.485s, 2037	144,379	14,697
IFB Ser. 05-84, Class AS, IO, 6.485s, 2035	51,898	5,350
IFB Ser. 07-51, Class SJ, IO, 6.435s, 2037	165,188	16,073
IFB Ser. 07-53, Class SY, IO, 6.42s, 2037	89,443	8,488
IFB Ser. 07-58, Class PS, IO, 6.385s, 2037	716,691	57,135
IFB Ser. 07-59, Class PS, IO, 6.355s, 2037	125,755	9,151
IFB Ser. 07-59, Class SP, IO, 6.355s, 2037	383,554	28,474
IFB Ser. 07-68, Class PI, IO, 6.335s, 2037	182,179	15,081
IFB Ser. 07-16, Class KU, IO, 6.335s, 2037	154,907	16,223
IFB Ser. 07-17, Class AI, IO, 6.232s, 2037	535,856	56,043
IFB Ser. 09-13, Class SD, IO, 6.232s, 2033	1,143,003	88,776
IFB Ser. 06-26, Class S, IO, 6.185s, 2036	125,568	10,948
IFB Ser. 06-28, Class GI, IO, 6.185s, 2035	248,896	18,542
IFB Ser. 07-9, Class AI, IO, 6.182s, 2037	170,080	14,211
IFB Ser. 09-35, Class SP, IO, 6.082s, 2037	467,414	47,808
IFB Ser. 05-71, Class SA, IO, 6.042s, 2035	46,197	4,309
IFB Ser. 05-65, Class SI, IO, 6.035s, 2035	161,652	14,867
IFB Ser. 07-17, Class IB, IO, 5.935s, 2037	132,138	13,311
IFB Ser. 06-14, Class S, IO, 5.935s, 2036	177,518	14,085
IFB Ser. 07-17, Class IC, IO, 5.932s, 2037	321,034	29,080
IFB Ser. 06-11, Class ST, IO, 5.925s, 2036	108,606	9,208
IFB Ser. 07-7, Class JI, IO, 5.885s, 2037	315,713	26,994
IFB Ser. 07-25, Class KS, IO, 5.882s, 2037	86,620	6,980
IFB Ser. 07-21, Class S, IO, 5.882s, 2037	267,360	19,829
IFB Ser. 05-17, Class S, IO, 5.865s, 2035	47,157	4,385
IFB Ser. 07-31, Class AI, IO, 5.862s, 2037	154,134	11,364
IFB Ser. 07-43, Class SC, IO, 5.782s, 2037	168,020	12,389
IFB Ser. 04-41, Class SG, IO, 5.685s, 2034	38,639	2,142
FRB Ser. 07-49, Class UF, zero %, 2037	14,728	14,256

102 Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Government National Mortgage Association
FRB Ser. 07-33, Class TB, zero %, 2037	$13,113	$13,062
FRB Ser. 07-35, Class UF, zero %, 2037	33,759	31,575
FRB Ser. 07-35, Class VF, zero %, 2037	28,949	27,196

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	168,000	161,859
Ser. 05-GG5, Class XC, IO, 0.098s, 2037	8,400,451	19,914

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	187,000	148,834
Ser. 06-GG6, Class A2, 5.506s, 2038	89,000	86,200

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	59,000	54,280
Ser. 06-GG8, Class X, IO, 0.666s, 2039	1,591,184	32,488
Ser. 03-C1, Class X1, IO, 0.348s, 2040	610,531	10,807
Ser. 04-C1, Class X1, IO, 0.327s, 2028	1,122,187	5,707
Ser. 06-GG6, Class XC, IO, 0.074s, 2038	2,537,100	4,636

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	12,525	11,629
Ser. 05-RP3, Class 1A3, 8s, 2035	41,354	37,550
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	32,648	29,209

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	37,087	33,232
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	39,087	34,889

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.833s, 2035	66,247	45,048

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.072s, 2037	561,376	308,757

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.424s, 2037	459,499	249,334

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR9, Class 2A1, 6.69s, 2037	287,581	143,790
FRB Ser. 06-AR25, Class 5A1, 6.059s, 2036	85,504	39,402
FRB Ser. 07-AR15, Class 1A1, 5.971s, 2037	280,847	148,849
FRB Ser. 05-AR31, Class 3A1, 5.702s, 2036	412,097	218,412
FRB Ser. 07-AR11, Class 1A1, 5.292s, 2037	238,330	97,715
FRB Ser. 05-AR5, Class 4A1, 5.253s, 2035	239,285	110,294

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.061s, 2036	243,951	120,993
FRB Ser. 06-A1, Class 5A1, 5.935s, 2036	200,295	118,174
FRB Ser. 06-A6, Class 1A1, 0.474s, 2036	127,428	54,151

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	42,000	36,540
FRB Ser. 07-LD12, Class AM, 6.26s, 2051	196,000	84,146
FRB Ser. 07-LD12, Class A3, 6.188s, 2051	1,563,000	1,269,067
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	234,000	184,699
Ser. 07-CB20, Class A3, 5.863s, 2051	469,000	377,294
Ser. 07-LD12, Class A2, 5.827s, 2051	433,000	398,333
Ser. 06-CB15, Class A4, 5.814s, 2043	258,000	197,761
Ser. 07-CB20, Class A4, 5.794s, 2051	102,000	76,860
Ser. 05-LDP2, Class AM, 4.78s, 2042	80,000	49,548
Ser. 06-LDP8, Class X, IO, 0.761s, 2045	2,115,191	41,876
Ser. 06-CB17, Class X, IO, 0.7s, 2043	2,036,737	39,620
Ser. 06-LDP9, Class X, IO, 0.641s, 2047	3,044,693	49,621
Ser. 07-LDPX, Class X, IO, 0.525s, 2049	3,468,818	38,131
Ser. 06-CB16, Class X1, IO, 0 1/8s, 2045	2,405,397	19,499

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	44,000	43,309
Ser. 05-CB12, Class X1, IO, 0.141s, 2037	3,324,034	19,765
Ser. 07-CB20, Class X1, IO, 0.113s, 2051	6,050,810	41,762

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	$35,110	$23,814
Ser. 99-C1, Class G, 6.41s, 2031	37,135	8,340
Ser. 98-C4, Class H, 5.6s, 2035	50,000	38,979

LB-UBS Commercial Mortgage Trust Ser. 04-C7,
Class A6, 4.786s, 2029	83,000	69,987

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	1,449,342	33,741
Ser. 03-C5, Class XCL, IO, 0.287s, 2037	959,475	15,806
Ser. 05-C3, Class XCL, IO, 0.224s, 2040	2,576,038	34,737
Ser. 05-C2, Class XCL, IO, 0.194s, 2040	3,904,232	25,646
Ser. 05-C7, Class XCL, IO, 0.169s, 2040	3,755,567	19,381
Ser. 05-C5, Class XCL, IO, 0.169s, 2020	3,166,266	27,679
Ser. 06-C7, Class XCL, IO, 0.138s, 2038	2,557,252	24,258
Ser. 06-C1, Class XCL, IO, 0.114s, 2041	5,528,703	33,305

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.269s, 2017	52,000	31,200
FRB Ser. 05-LLFA, Class J, 1.119s, 2018	20,000	10,000

Lehman Mortgage Trust
IFB Ser. 07-4, Class 3A2, IO, 6.886s, 2037	167,635	18,470
IFB Ser. 07-4, Class 2A2, IO, 6.356s, 2037	704,177	71,615
IFB Ser. 06-9, Class 2A2, IO, 6.306s, 2037	564,060	56,914
IFB Ser. 07-5, Class 10A2, IO, 6.026s, 2037	338,206	32,610

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 5.189s, 2034	5,364	2,901
Ser. 04-03, Class 4AX, IO, 0.376s, 2034	71,443	243
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	220,330	386

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	156,118	91,573

MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	52,394	57,797

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.928s, 2027	77,514	49,622

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	7,883,165	51,699

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.819s, 2022	99,963	64,976

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.986s, 2030	31,000	18,215
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035	182,097	133,238

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	128,000	103,684
FRB Ser. 07-C1, Class A4, 6.022s, 2050	103,000	74,109
Ser. 05-MCP1, Class XC, IO, 0.156s, 2043	3,166,333	22,798

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.435s, 2039	760,852	10,272
Ser. 05-LC1, Class X, IO, 0.1s, 2044	1,679,684	8,150

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	316,000	235,506
FRB Ser. 07-8, Class A2, 6.119s, 2049	152,000	134,900

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	116,822	11,682
Ser. 05-C3, Class X, IO, 5.555s, 2044	130,925	10,474
Ser. 06-C4, Class X, IO, 5.454s, 2016	546,232	43,699

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.68s, 2043	887,375	24,128

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	76,000	67,640
FRB Ser. 06-IQ11, Class A4, 5.771s, 2042	258,000	214,750

Putnam VT Global Asset Allocation Fund 103

MORTGAGE-BACKED SECURITIES (12.7%)* cont.	Principal amount	Value

Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	$119,000	$102,220
Ser. 04-HQ4, Class A7, 4.97s, 2040	99,000	88,377

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	100,000	7,000
Ser. 04-RR, Class F6, 6s, 2039	100,000	6,000
Ser. 05-HQ5, Class X1, IO, 0.188s, 2042	1,382,870	5,504

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.691s, 2035 F	159,881	75,943

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.185s, 2030	49,000	32,830

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 7.005s, 2035	24,293	17,146

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	16,760	15,313

Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	60,730	57,645

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	346,999	201,259

Saco I Trust FRB Ser. 05-10, Class 1A1,
0.574s, 2033	43,428	7,344

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO, 0.617s, 2036	1,088,443	36,245

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	538,883	290,997
FRB Ser. 06-9, Class 1A1, 5.671s, 2036	92,403	42,890
FRB Ser. 05-18, Class 6A1, 5.256s, 2035	83,448	52,572

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 0.664s, 2034	37,637	24,841

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.943s, 2037	2,057,754	182,729
Ser. 07-4, Class 1A4, IO, 1s, 2037	2,218,762	65,794

Structured Asset Securities Corp. 144A
Ser. 08-RF1, Class AI, IO, 4.509s, 2037	1,879,141	129,285

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	249,000	197,113
Ser. 07-C30, Class A3, 5.246s, 2043	277,000	241,394
Ser. 04-C15, Class A4, 4.803s, 2041	147,000	127,131
Ser. 07-C34, IO, 0.519s, 2046	1,631,866	24,773

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 0.562s, 2035	721,907	16,156
Ser. 05-C18, Class XC, IO, 0.152s, 2042	3,673,383	25,016
Ser. 06-C27, Class XC, IO, 0.123s, 2045	2,743,338	13,677
Ser. 06-C23, Class XC, IO, 0.081s, 2045	2,877,198	8,593
Ser. 06-C26, Class XC, IO, 0.061s, 2045	1,700,677	3,053

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	10,000	2,188
Ser. 06-SL1, Class X, IO, 0.935s, 2043	353,032	10,277

WAMU Mortgage Pass-Through Certificates 144A
Ser. 04-RP1, Class 1S, IO, 5.309s, 2034	719,853	63,039

Total mortgage-backed securities (cost $26,108,703)		$25,655,927

ASSET-BACKED SECURITIES (3.2%)*	Principal amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.464s, 2036	$62,000	$12,621
FRB Ser. 06-HE3, Class A2C, 0.464s, 2036	75,000	19,551

Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030	27,997	22,113

ASSET-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	$2,980	$—

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.724s, 2029	107,717	46,687

American Express Credit Account Master Trust
144A Ser. 04-C, Class C, 0.819s, 2012	13,650	13,633

Ameriquest Mortgage Securities, Inc. FRB
Ser. 06-R1, Class M10, 2.814s, 2036	54,000	732

Argent Securities, Inc. FRB Ser. 06-W4,
Class A2C, 0.474s, 2036	133,000	42,479

Asset Backed Funding Certificates FRB
Ser. 05-WMC1, Class M1, 0.754s, 2035	60,000	25,800

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.504s, 2036	21,009	10,802
FRB Ser. 06-HE4, Class A5, 0.474s, 2036	80,980	48,160
FRB Ser. 06-HE7, Class A4, 0.454s, 2036	42,000	12,516

BankAmerica Manufactured Housing Contract
Trust Ser. 97-2, Class M, 6.9s, 2028	52,000	67,485

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	39,000	34,460

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.316s, 2039	220,755	126,669
FRB Ser. 04-D, Class A, 0.698s, 2044	41,668	35,539

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.664s, 2038	20,159	12,096
FRB Ser. 03-SSRA, Class A, 1.014s, 2038	20,159	13,104
FRB Ser. 04-SSRA, Class A1, 0.914s, 2039	28,831	13,550

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 03-3, Class A2, 0.904s, 2043	64,846	43,724
FRB Ser. 03-1, Class A1, 0.814s, 2042	50,878	38,057
FRB Ser. 05-3, Class A1, 0.764s, 2035	30,569	22,486

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	273,565	142,288
Ser. 00-A, Class A2, 7.575s, 2030	47,802	24,511
Ser. 99-B, Class A-5, 7.44s, 2020	178,430	90,999
Ser. 99-B, Class A3, 7.18s, 2015	180,926	88,301
Ser. 99-B, Class A2, 6.975s, 2012	6,239	2,308

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	83,951	5,836
Ser. 00-5, Class A7, 8.2s, 2032	123,000	90,008
Ser. 00-5, Class A6, 7.96s, 2032	264,413	195,888
Ser. 02-1, Class M1F, 7.954s, 2033	67,000	40,330
Ser. 02-2, Class M1, 7.424s, 2033	32,000	18,142
Ser. 01-4, Class A4, 7.36s, 2033	194,769	167,049
Ser. 00-6, Class A5, 7.27s, 2031	58,710	48,609
Ser. 01-1, Class A5, 6.99s, 2032	674,653	547,795
Ser. 01-3, Class A4, 6.91s, 2033	74,194	61,122
Ser. 02-1, Class A, 6.681s, 2033	93,650	85,841
FRB Ser. 02-1, Class M1A, 2.359s, 2033	356,000	122,502

Countrywide Asset Backed Certificates FRB
Ser. 04-6, Class 2A5, 0.704s, 2034	46,740	31,049

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 0.854s, 2035	31,243	27,823

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
0.464s, 2036	97,000	33,881

104 Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.644s, 2036	$137,000	$47,916
FRB Ser. 06-2, Class 2A3, 0.484s, 2036	230,000	59,908

GE Corporate Aircraft Financing, LLC 144A
Ser. 04-1A, Class B, 1.164s, 2018	9,141	7,587

GEBL 144A
Ser. 04-2, Class D, 3.069s, 2032	63,776	3,827
Ser. 04-2, Class C, 1.169s, 2032	63,776	6,378

Granite Mortgages PLC FRB Ser. 03-3,
Class 1C, 3.557s, 2044	45,153	5,350

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	80,451	46,615
Ser. 96-5, Class M1, 8.05s, 2027	33,057	24,030
Ser. 96-6, Class M1, 7.95s, 2027	173,000	124,574
Ser. 99-5, Class A5, 7.86s, 2030	404,951	308,376
Ser. 97-2, Class A7, 7.62s, 2028	8,940	8,094
Ser. 96-2, Class M1, 7.6s, 2026	98,000	70,513
Ser. 97-6, Class A9, 7.55s, 2029	27,600	21,781
Ser. 97-4, Class A7, 7.36s, 2029	45,856	36,621
Ser. 96-10, Class M1, 7.24s, 2028	63,000	48,048
Ser. 97-6, Class M1, 7.21s, 2029	73,000	34,075
Ser. 97-3, Class A5, 7.14s, 2028	12,252	10,653
Ser. 97-6, Class A8, 7.07s, 2029	7,890	7,413
Ser. 98-4, Class A7, 6.87s, 2030	17,238	14,306
Ser. 97-7, Class A8, 6.86s, 2029	27,167	22,498
Ser. 93-3, Class B, 6.85s, 2018	10,030	7,187
Ser. 99-3, Class A7, 6.74s, 2031	16,526	15,091
Ser. 98-6, Class A7, 6.45s, 2030	7,595	7,378
Ser. 99-2, Class A7, 6.44s, 2030	64,134	46,157
Ser. 98-7, Class M1, 6.4s, 2030	20,000	7,589

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	600,946	390,615
Ser. 99-5, Class A4, 7.59s, 2028	52,196	47,368

GS Auto Loan Trust 144A Ser. 04-1, Class D,
5s, 2011	21,383	21,169

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
0.464s, 2036	342,000	90,141

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 1.474s, 2036	91,947	34,021

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.644s, 2036	69,000	26,596

Lehman ABS Manufactured Housing Contract
Ser. 01-B, Class M1, 6.63s, 2028	10,000	3,568

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	620,602	368,410
IFB Ser. 07-3, Class 4B, IO, 6.376s, 2037	242,610	24,751

LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 3.317s, 2036	120,000	8,400

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	289,104	125,760

Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 0.574s, 2036	66,000	17,399
FRB Ser. 06-1, Class 2A3, 0.504s, 2036	85,386	38,094

Marriott Vacation Club Owner Trust 144A
Ser. 04-1A, Class C, 5.265s, 2026	11,973	9,076
FRB Ser. 02-1A, Class A1, 1.015s, 2024	10,268	8,903

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	35,246	15,682

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	5,718	5,385

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	57,147	47,440

ASSET-BACKED SECURITIES (3.2%)* cont.	Principal amount		Value

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.474s, 2036		$82,000	$30,457
FRB Ser. 06-2, Class A2C, 0.464s, 2036		82,000	20,354

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022		56,562	29,134
Ser. 95-B, Class B1, 7.55s, 2021		22,151	12,383
Ser. 00-D, Class A3, 6.99s, 2022		6,091	5,866
Ser. 98-A, Class M, 6.825s, 2028		31,000	14,221
Ser. 01-E, Class A4, 6.81s, 2031		112,329	87,045
Ser. 99-B, Class A3, 6.45s, 2017		34,909	26,832
Ser. 01-E, Class A, IO, 6s, 2009		107,561	2,048
Ser. 01-D, Class A3, 5.9s, 2022		80,449	35,582
Ser. 02-C, Class A1, 5.41s, 2032		159,431	105,224

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030		51,886	41,647

Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017		1,241	1,215

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
0.444s, 2036		128,000	42,721

Pillar Funding PLC 144A FRB Ser. 04-2A,
Class C, 1.509s, 2011 (United Kingdom)		100,000	95,000

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.504s, 2036		82,332	45,527
FRB Ser. 07-RZ1, Class A2, 0.474s, 2037		114,000	36,094

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s,
2034 (In default) †		4,095	20

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-NC2, Class A2B, 0.454s, 2037		107,000	30,401
FRB Ser. 07-BR5, Class A2A, 0.444s, 2037		162,371	98,234
FRB Ser. 07-BR4, Class A2A, 0.404s, 2037		206,776	125,934

SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO, 0.524s, 2036		139,000	32,848

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.484s, 2036		66,000	37,331
FRB Ser. 06-3, Class A3, 0.474s, 2036		344,000	139,396

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.574s, 2036		66,000	1,532

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.602s, 2015		233,009	144,466

TIAA Real Estate CDO, Ltd. 144A FRB
Ser. 02-1A, Class III, 7.6s, 2037		100,000	12,000

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.424s, 2037		697,951	390,853

Total asset-backed securities (cost $10,478,547)			$6,405,654

PURCHASED OPTIONS	Expiration date/	Contract	Value
OUTSTANDING (1.1%)*	strike price	amount

Citigroup, Inc. (Call)	Sep-09/$5.00	$48,994	$1,470

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 5.355% versus
the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	7,480,000	52,179

Option on an interest rate swap with
Goldman Sachs International for the right
to receive a fixed rate of 5.355% versus
the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	7,480,000	946,374

Putnam VT Global Asset Allocation Fund 105

PURCHASED OPTIONS	Expiration date/	Contract	Value
OUTSTANDING (1.1%)* cont.	strike price	amount

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	$7,480,000	$960,507

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.355% versus
the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	7,480,000	58,419

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.23%
versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	Jun-10/4.23	2,081,000	111,958

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.235%
versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	Jun-10/4.235	2,081,000	112,374

Porsche Automobil Holding SE
(Preference) (Call)	EUR Aug-09/47.00	256	1,822

Porsche Automobil Holding SE
(Preference) (Call)	EUR Au-09/49.28	358	1,697

Wienerberger AG (Call)	EUR Jul-09/9.00	2,191	861

Total purchased options outstanding (cost $1,232,068)			$2,247,661

INVESTMENT COMPANIES (1.1%)*		Shares	Value

Eurazeo (France)		1,327	$55,359

Harris & Harris Group, Inc. †		9,005	52,499

iShares Dow Jones U.S. Real Estate Index Fund		8,800	284,592

iShares MSCI EAFE Index Fund		824	37,747

iShares Russell 2000 Growth Index Fund		2,283	129,423

iShares Russell 2000 Value Index Fund		1,429	66,491

MCG Capital Corp.		8,144	19,790

S&P 500 Index Depository Receipts
(SPDR Trust Series 1)		12,223	1,123,538

SPDR KBW Bank ETF		21,400	386,295

Total investment companies (cost $2,100,365)			$2,155,734

SENIOR LOANS (0.6%)* [c]	Principal amount		Value

Basic materials (0.1%)
Huntsman International, LLC bank term loan
FRN Ser. B, 2.058s, 2014		$257,374	$229,706

NewPage Holding Corp. bank term loan FRN
4.067s, 2014		13,655	11,755

			241,461
Capital goods (0.1%)
Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 3.22s, 2014		7,482	5,065

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2.616s, 2014		149,167	100,968

Polypore, Inc. bank term loan FRN Ser. B,
2.59s, 2014		17,774	16,219

Sequa Corp. bank term loan FRN 4.057s, 2014		24,615	19,158

Wesco Aircraft Hardware Corp. bank term loan
FRN 2.57s, 2013		18,000	15,696

			157,106
Communication services (0.1%)
Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 3/4s, 2015		99,539	74,406

SENIOR LOANS (0.6%)* [c] cont.	Principal amount	Value

Communication services cont.
Intelsat Corp. bank term loan FRN Ser. B2,
2.819s, 2011	$4,710	$4,277

Intelsat Corp. bank term loan FRN Ser. B2-A,
2.819s, 2013	4,710	4,278

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.819s, 2013	4,710	4,277

Intelsat, Ltd. bank term loan FRN 3.319s,
2014 (Bermuda)	85,000	70,284

Level 3 Communications, Inc. bank term loan
FRN 3.155s, 2014	18,000	14,934

MetroPCS Wireless, Inc. bank term loan FRN
3.066s, 2013	7,091	6,735

TW Telecom, Inc. bank term loan FRN Ser. B,
2.32s, 2013	13,029	12,164

West Corp. bank term loan FRN 2.689s, 2013	17,818	16,291

		207,646
Consumer cyclicals (0.2%)
Affinion Group, Inc. bank term loan FRN
Ser. B, 2.809s, 2013	17,824	16,799

Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.071s, 2014	62,404	49,321

Building Materials Holdings Corp. bank term loan
FRN 3.067s, 2014	20,000	17,360

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	47,201	38,823

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	191,405	182,313

Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 4.092s, 2015	15,754	11,500

Lear Corp. bank term loan FRN 3.168s, 2013	15,950	11,092

National Bedding Co. bank term loan FRN
2.38s, 2011	7,899	6,740

Navistar Financial Corp. bank term loan FRN
4.271s, 2012	4,800	4,131

Navistar International Corp. bank term loan
FRN 3.569s, 2012	13,200	11,360

Travelport bank term loan FRN Ser. B,
3.146s, 2013	7,191	5,618

Travelport bank term loan FRN Ser. DD,
2.819s, 2013	10,646	8,324

TRW Automotive, Inc. bank term loan FRN
Ser. B, 1 7/8s, 2014	35,000	30,742

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.569s, 2014	18,000	13,378

Visteon Corp. bank term loan FRN Ser. B1,
4.14s, 2013	95,000	38,950

Yankee Candle Co., Inc. bank term loan FRN
3.207s, 2014	10,418	9,272

		455,723
Consumer staples (—%)
Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 3.066s, 2014	17,729	15,742

Spectrum Brands, Inc. bank term loan FRN
2.803s, 2013 (In default) †	1,149	1,018

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 7.019s, 2013 (In default) †	16,679	14,789

		31,549
Health care (—%)
Health Management Associates, Inc. bank term
loan FRN 2.97s, 2014	16,637	14,622

IASIS Healthcare Corp. bank term loan FRN
Ser. DD, 2.319s, 2014	4,272	3,904

106 Putnam VT Global Asset Allocation Fund

SENIOR LOANS (0.6%)* [c] cont.	Principal amount	Value

Health care cont.
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	$1,151	$1,051

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 2.319s, 2014	12,345	11,280

Sun Healthcare Group, Inc. bank term loan
FRN 2.1s, 2014	3,001	2,633

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 3.175s, 2014	19,655	17,248

		50,738
Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1,
3.065s, 2014	17,729	13,253

First Data Corp. bank term loan FRN Ser. B3,
3.065s, 2014	123,430	92,225

Freescale Semiconductor, Inc. bank term loan
FRN 12 1/2s, 2014	12,081	10,540

		116,018
Utilities and power (—%)
Energy Future Holdings Corp. bank term loan
FRN Ser. B2, 3.821s, 2014	17,729	12,639

		12,639
Total senior loans (cost $1,502,789)		$1,272,880

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)*	Principal amount	Value

Brazil (Federal Republic of) notes
zero %, 2012	BRL 853	$425,159

Total foreign government bonds and notes (cost $497,460)		$425,159

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34	$45,000	$30,041

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	100,000	67,190

Total municipal bonds and notes (cost $144,995)		$97,231

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

ArcelorMittal cv. sr. unsec. unsub. notes
5s, 2014 (Luxembourg)	$10,000	$12,625

General Cable Corp. cv. company
guaranty sr. unsec. unsub. notes 0 7/8s, 2013	5,000	4,538

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R	110,000	37,400

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	8,000	8,750

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	25,000	13,625

Total convertible bonds and notes (cost $144,402)		$76,938

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Baoshan Iron & Steel
Co. 144A (China)	12/23/09	0.001	63,600	$65,546

Vertis Holdings, Inc. F	10/18/15	0.01	22	—

Total warrants (cost $46,694)				$65,546

PREFERRED STOCKS (—%)*	Shares	Value

Preferred Blocker, Inc. 144A 7.00% cum. pfd.	43	$18,493

Total preferred stocks (cost $15,483)		$18,493

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	140	$175

Total convertible preferred stocks (cost $131,961)		$175

SHORT-TERM INVESTMENTS (22.8%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.01% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$1,664,654	$1,664,599

Putnam Money Market Liquidity Fund e	29,156,543	29,156,543

SSgA U.S. Government Prime Money Market Fund i	850,000	850,000

U.S. Treasury Bill, Zero%, November 19, 2009 i	$910,000	909,090

U.S. Treasury Bills, for effective yields
ranging from 0.61% to 0.70%,
December 17, 2009 #	4,668,000	4,652,726

U.S. Treasury Bill for an effective yield
of 0.62%, November 19, 2009 #	8,757,000	8,735,563

Total short-term investments (cost $45,969,111)		$45,968,521
Total investments (cost $277,921,700)		$258,504,194

Key to holding’s currency abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
MXN Mexican Peso
PLN Polish Zloty
SEK Swedish Krona
USD / $ United States Dollar

Key to other fixed-income security abbreviations
ETF Exchange Traded Fund
FRB Floating Rate Bonds
FRN Floating Rate Notes
GMTN Global Medium Term Notes
IFB Inverse Floating Rate Bonds
IO Interest Only
MTN Medium Term Notes
MTNA Medium Term Notes Class A
MTNC Medium Term Notes Class C
MTNE Medium Term Notes Class E
PO Principal Only
TBA To Be Announced Commitments
VRDN Variable Rate Demand Notes

* Percentages indicated are based on net assets of $201,747,012.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at June 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at June 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

Putnam VT Global Asset Allocation Fund 107

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs. On June 30, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $78,887,426 have been designated as collateral for open forward commitments, swap contracts, options and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

See Note (1) to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at June 30, 2009.

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate				Unrealized
face value $44,353,945)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$10,584,446	$10,582,250	7/15/09	$2,196

Brazilian Real	539,441	541,248	7/15/09	(1,807)

British Pound	3,371,662	3,366,983	7/15/09	4,679

Canadian Dollar	727,943	782,589	7/15/09	(54,646)

Chilean Peso	419,166	399,527	7/15/09	19,639

Czech Koruna	34,101	33,252	7/15/09	849

Danish Krone	322,533	328,487	7/15/09	(5,954)

Euro	14,159,170	14,284,374	7/15/09	(125,204)

Hungarian Forint	226,290	215,813	7/15/09	10,477

Japanese Yen	4,888,090	4,923,984	7/15/09	(35,894)

Mexican Peso	274,687	271,089	7/15/09	3,598

Norwegian Krone	5,252,867	5,404,464	7/15/09	(151,597)

Polish Zloty	295,748	292,740	7/15/09	3,008

Singapore Dollar	587,892	590,103	7/15/09	(2,211)

South African Rand	363,956	346,815	7/15/09	17,141

South Korean Won	390,804	396,888	7/15/09	(6,084)

Swedish Krona	914,988	938,969	7/15/09	(23,981)

Swiss Franc	122,846	125,015	7/15/09	(2,169)

Taiwan Dollar	141,098	142,335	7/15/09	(1,237)

Turkish Lira (New)	387,241	387,020	7/15/09	221

Total				$(348,976)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $51,661,585)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$1,019,554	$1,021,911	7/15/09	$2,357

Brazilian Real	484,035	485,614	7/15/09	1,579

British Pound	10,559,714	10,514,989	7/15/09	(44,725)

Canadian Dollar	5,292,159	5,628,063	7/15/09	335,904

Czech Koruna	183,278	177,496	7/15/09	(5,782)

Euro	14,982,548	15,156,785	7/15/09	174,237

Hong Kong Dollar	105,877	105,862	7/15/09	(15)

Hungarian Forint	239,569	227,727	7/15/09	(11,842)

Japanese Yen	2,544,757	2,543,365	7/15/09	(1,392)

Mexican Peso	389,517	384,329	7/15/09	(5,188)

New Zealand Dollar	359,247	354,578	7/15/09	(4,669)

Norwegian Krone	794,696	826,377	7/15/09	31,681

Polish Zloty	290,925	287,795	7/15/09	(3,130)

Singapore Dollar	1,276,182	1,281,140	7/15/09	4,958

South African Rand	550,866	524,490	7/15/09	(26,376)

South Korean Won	232,646	236,144	7/15/09	3,498

Swedish Krona	3,310,333	3,383,771	7/15/09	73,438

Swiss Franc	7,871,562	7,984,287	7/15/09	112,725

Taiwan Dollar	528,686	534,412	7/15/09	5,726

Turkish Lira (New)	2,461	2,450	7/15/09	(11)

Total				$642,973

FUTURES CONTRACTS				Unrealized
OUTSTANDING at	Number of		Expiration	appreciation/
6/30/09 (Unaudited)	contracts	Value	date	(depreciation)

Amsterdam Exchanges
index (Short)	9	$643,046	Jul-09	$9,060

Australian Government
Treasury Bond 10 yr (Long)	22	12,586,266	Sep-09	13,243

Canadian Government
Bond 10 yr (Long)	23	2,400,981	Sep-09	9,398

DAX Index (Long)	2	338,329	Sep-09	(5,693)

Dow Jones Euro Stoxx 50
Index (Short)	275	9,258,678	Sep-09	139,000

Euro-Bobl 5 yr (Long)	7	1,134,643	Sep-09	7,206

Euro-Bund 10 yr (Long)	94	15,979,654	Sep-09	271,731

Euro-CAC 40 Index (Long)	34	1,497,001	Jul-09	(44,515)

Euro-Dollar 90 day (Short)	35	8,691,375	Sep-09	(160,435)

Euro-Dollar 90 day (Short)	43	10,652,713	Dec-09	(248,317)

Euro-Dollar 90 day (Short)	2	494,125	Mar-10	(12,530)

Euro-Euribor Interest Rate
90 day (Long)	12	4,116,809	Dec-10	5,028

Euro-Euribor Interest Rate
90 day (Long)	14	4,820,388	Sep-10	14,252

Euro-Euribor Interest Rate
90 day (Short)	12	4,162,088	Dec-09	(24,891)

Euro-Euribor Interest Rate
90 day (Short)	14	4,862,403	Sep-09	(27,899)

Euro-Schatz 2 yr (Short)	2	302,983	Sep-09	(189)

Hang Seng Index (Short)	7	831,892	Jul-09	(105)

IBEX 35 Index (Short)	2	272,853	Jul-09	(6,489)

Japanese Government Bond
10 yr (Long)	3	4,300,394	Sep-09	73,282

Japanese Government Bond
10 yr (Short)	4	5,733,859	Sep-09	(50,258)

Japanese Government Bond
10 yr Mini (Short)	6	860,702	Sep-09	(16,062)

NASDAQ 100 Index E-Mini (Short)	37	1,092,425	Sep-09	13,653

108 Putnam VT Global Asset Allocation Fund

FUTURES CONTRACTS				Unrealized
OUTSTANDING at	Number of		Expiration	appreciation/
6/30/09 (Unaudited) cont.	contracts	Value	date	(depreciation)

New Financial Times
Stock Exchange 100 Index
(Short)	38	$2,638,435	Sep-09	$60,255

OMXS 30 Index (Short)	78	805,011	Jul-09	101

Russell 2000 Index Mini (Short)	60	3,043,200	Sep-09	93,180

S&P 500 Index (Long)	8	1,831,000	Sep-09	(25,930)

S&P 500 Index E-Mini (Long)	422	19,317,050	Sep-09	(413,091)

S&P 500 Index E-Mini (Short)	211	9,658,525	Sep-09	220,601

S&P Mid Cap 400 Index
E-Mini (Long)	80	4,613,600	Sep-09	(149,760)

SGX MSCI Singapore
Index (Short)	10	385,333	Jul-09	(594)

SPI 200 Index (Long)	38	2,991,443	Sep-09	4,619

SPI 200 Index (Short)	12	944,666	Sep-09	(1,480)

Sterling 90 day (Long)	2	400,702	Sep-10	(1,971)

Sterling Interest Rate
90 day (Short)	2	406,916	Sep-09	(1,220)

Tokyo Price Index (Long)	10	959,622	Sep-09	4,520

Tokyo Price Index (Short)	38	3,646,564	Sep-09	(17,532)

U.K. Gilt 10 yr (Long)	4	777,486	Sep-09	(1,724)

U.K. Gilt 10 yr (Short)	30	5,831,145	Sep-09	(20,625)

U.S. Treasury Bond 20 yr (Long)	106	12,546,094	Sep-09	140,256

U.S. Treasury Bond 20 yr (Short)	15	1,775,391	Sep-09	(24,823)

U.S. Treasury Note 2 yr (Short)	71	15,351,531	Sep-09	26,289

U.S. Treasury Note 5 yr (Long)	34	3,900,438	Sep-09	(405)

U.S. Treasury Note 10 yr (Long)	133	15,463,328	Sep-09	19,376

U.S. Treasury Note 10 yr (Short)	92	10,696,438	Sep-09	(82,660)

Total				$(214,148)

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $2,235,163)	Contract	date/
(Unaudited)	amount	strike price	Value

Citigroup, Inc. (Put)	$48,994	Sep-09/$5.00	$115,626

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.215%
versus the three month USD-LIBOR-BBA
maturing February 18, 2020.	7,801,000	Feb-10/5.215	889,002

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.215% versus the three month
USD-LIBOR-BBA maturing
February 18, 2020.	7,801,000	Feb-10/5.215	125,284

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.08%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	5,475,000	Feb-10/5.08	573,233

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.22%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	5,475,000	Feb-10/5.22	624,369

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.08% versus the three month
USD-LIBOR-BBA maturing
February 24, 2020.	5,475,000	Feb-10/5.08	101,999

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $2,235,163)	Contract	date/
(Unaudited) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.22% versus the three month
USD-LIBOR-BBA maturing
February 24, 2020.	$5,475,000	Feb-10/5.22	$89,735

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for
the obligation to receive a fixed rate of
5.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	2,081,000	Jun-10/5.23	46,385

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.235% versus the three month
USD-LIBOR-BBA maturing June 11, 2020.	2,081,000	Jun-10/5.235	46,407

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of
5.51% versus the three month
USD-LIBOR-BBA maturing May 14, 2022.	1,966,000	May-12/5.51	220,644

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.51% versus the three month
USD-LIBOR-BBA maturing May 14, 2022.	1,966,000	May-12/5.51	91,635

Porsche Automobil Holding SE
(Preference) (Put)	371	Aug-09/43.00	1,373

Porsche Automobil Holding SE
(Preference) (Put)	390	Aug-09/40.32	1,174

Wienerberger AG (Put)	2,602	Jul-09/8.50	731

Wienerberger AG (Put)	2,667	Jul-09/7.50	393

Total			$2,927,990

TBA SALE COMMITMENTS OUTSTANDING at 6/30/09
(proceeds receivable $5,853,672) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, July 1, 2039	$6,000,000	7/13/09	$5,985,000

Total			$5,985,000

Putnam VT Global Asset Allocation Fund 109

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$4,261,000		$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$98,542

	1,000,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(74,402)

	20,731,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	744,638

	13,516,000		—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	(632,368)

	28,048,000		—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	852,391

	2,845,000		(11,988)	10/8/38	3 month USD-LIBOR-BBA	4.30%	76,703

	5,377,000		2,030	10/20/18	3 month USD-LIBOR-BBA	4.60%	426,159

	14,559,000		(13,235)	10/20/10	3.00%	3 month USD-LIBOR-BBA	(427,481)

	4,768,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(380,132)

	2,857,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	116,634

	1,375,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(165,862)

Barclays Bank PLC
	36,755,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	474,094

	5,954,000		—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(518,015)

	30,613,000		—	12/17/13	2.42875%	3 month USD-LIBOR-BBA	454,738

Citibank, N.A.
GBP	2,720,000	E	—	6/9/11	6 month GBP-LIBOR-BBA	3.0575%	4,970

GBP	2,720,000		—	6/9/10	1.7075%	6 month GBP-LIBOR-BBA	(6,251)

GBP	2,700,000	E	—	6/10/11	6 month GBP-LIBOR-BBA	3.09%	6,133

EUR	591,500	E	—	6/12/24	6 month EUR-EURIBOR-REUTERS	5.1275%	2,599

EUR	676,000	E	—	6/20/24	6 month EUR-EURIBOR-REUTERS	5.135%	2,168

MXN	7,010,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	41,728

MXN	2,105,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	12,765

	$18,139,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	755,035

	20,724,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	(1,295,146)

	13,650,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	426,794

	6,946,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(128,615)

	1,123,000		—	4/6/39	3.295%	3 month USD-LIBOR-BBA	162,515

	1,944,000		—	5/11/39	3.8425%	3 month USD-LIBOR-BBA	100,423

Credit Suisse International
	5,610,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	174,923

	5,149,000		—	9/23/10	3 month USD-LIBOR-BBA	3.32%	190,213

	18,283,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	475,003

	1,952,000		—	11/6/15	3.97005%	3 month USD-LIBOR-BBA	(84,266)

	5,000,000		—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(390,180)

	6,866,000		—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(767,005)

	11,480,000		122,703	12/10/38	3 month USD-LIBOR-BBA	2.69%	(2,764,172)

	196,248,000		—	1/30/11	1.4725%	3 month USD-LIBOR-BBA	(1,451,504)

	19,096,000		—	1/30/29	3 month USD-LIBOR-BBA	3.225%	(2,059,369)

	6,792,000		—	2/5/14	2.475%	3 month USD-LIBOR-BBA	54,618

	2,209,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(200,319)

SEK	10,760,000		—	4/7/14	2.735%	3 month SEK-STIBOR-SIDE	(2,992)

	$600,000		—	4/28/39	3.50375%	3 month USD-LIBOR-BBA	65,913

SEK	10,760,000		—	5/4/14	3 month SEK-STIBOR-SIDE	2.625%	(7,010)

EUR	1,010,000		—	5/4/14	2.685%	6 month EUR-EURIBOR-REUTERS	7,686

EUR	2,080,000		—	5/8/14	2.705%	6 month EUR-EURIBOR-REUTERS	13,306

	$1,000,000		—	6/3/19	3 month USD-LIBOR-BBA	3.92%	17,433

	3,112,000		—	6/5/39	4.29417%	3 month USD-LIBOR-BBA	(79,049)

	7,000,000		—	6/16/11	3 month USD-LIBOR-BBA	1.689%	27,885

	15,000,000		—	6/16/24	3 month USD-LIBOR-BBA	4.306%	507,960

	8,000,000		—	6/16/39	4.361%	3 month USD-LIBOR-BBA	(287,255)

Deutsche Bank AG
	5,588,000		—	4/21/14	2.51%	3 month USD-LIBOR-BBA	87,243

	24,184,000		—	5/12/11	1.43%	3 month USD-LIBOR-BBA	(2,764)

	1,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	(9,854)

110 Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$2,000,000		$—	6/9/19	3 month USD-LIBOR-BBA	4.195%	$80,494

EUR	2,720,000	E	—	6/11/11	6 month EUR-EURIBOR-REUTERS	2.45%	10,005

EUR	2,720,000		—	6/11/10	1.617%	6 month EUR-EURIBOR-REUTERS	(8,950)

EUR	2,710,000	E	—	6/14/11	6 month EUR-EURIBOR-REUTERS	2.47%	10,387

	$1,932,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(220,025)

	48,984,000		—	10/24/10	3 month USD-LIBOR-BBA	2.604%	1,099,188

	4,345,000		(3,721)	11/21/10	3 month USD-LIBOR-BBA	2.25%	69,890

	40,857,000		—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	392,668

	6,539,000		—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	38,621

	16,852,000		—	12/5/13	2.590625%	3 month USD-LIBOR-BBA	114,745

	13,783,000		—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	(139,277)

	7,349,000		—	12/11/18	3 month USD-LIBOR-BBA	2.94%	(449,879)

	1,871,000		—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(317,293)

	11,468,000		—	12/17/23	3 month USD-LIBOR-BBA	2.81682%	(1,520,697)

	14,041,000		—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	77,620

	1,281,000		—	12/24/13	2.165%	3 month USD-LIBOR-BBA	34,315

	5,838,000		—	12/30/13	2.15633%	3 month USD-LIBOR-BBA	161,401

	3,300,000		—	1/8/29	3 month USD-LIBOR-BBA	3.19625%	(364,055)

	10,600,000		—	1/8/14	2.375%	3 month USD-LIBOR-BBA	109,564

	2,167,000		—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(247,727)

	6,973,000		—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(657,961)

	19,540,000		—	2/5/14	2.44661%	3 month USD-LIBOR-BBA	183,612

	14,139,000		—	2/6/14	2.5529%	3 month USD-LIBOR-BBA	62,406

	5,094,000		—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(407,918)

	4,000,000		—	2/6/14	2.5675%	3 month USD-LIBOR-BBA	14,860

	4,000,000		—	2/9/14	2.525%	3 month USD-LIBOR-BBA	23,660

	3,000,000		—	2/10/14	2.55%	3 month USD-LIBOR-BBA	14,392

	5,990,000		—	2/10/14	2.5825%	3 month USD-LIBOR-BBA	19,467

	1,907,000		—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(140,554)

	3,389,000		—	2/25/14	2.4675%	3 month USD-LIBOR-BBA	32,077

	160,000,000		—	3/16/11	3 month USD-LIBOR-BBA	1.6725%	1,650,875

	76,000,000		—	3/16/16	2.85%	3 month USD-LIBOR-BBA	1,753,902

	20,000,000		—	3/16/29	3 month USD-LIBOR-BBA	3.29%	(2,031,087)

	30,024,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	160,921

	8,600,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	47,999

	1,000,000		—	3/24/14	2.297%	3 month USD-LIBOR-BBA	20,079

	16,000,000		—	3/30/14	2.36%	3 month USD-LIBOR-BBA	284,017

	8,000,000		—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(514,458)

	930,000	E	—	4/17/39	3.66904%	3 month USD-LIBOR-BBA	74,168

EUR	2,062,500	E	—	4/23/24	6 month EUR-EURIBOR-REUTERS	4.926%	(7,876)

Goldman Sachs International
	$2,088,000		—	5/30/28	5.014%	3 month USD-LIBOR-BBA	(266,636)

	1,103,000		(6,827)	11/18/18	3 month USD-LIBOR-BBA	4.10%	32,233

AUD	3,100,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(33,903)

GBP	2,770,000		—	4/7/11	2.2%	6 month GBP-LIBOR-BBA	(5,555)

GBP	2,770,000		—	4/7/14	6 month GBP-LIBOR-BBA	3.26%	(63,106)

JPMorgan Chase Bank, N.A.
	$860,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(136,177)

	6,694,000		—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(1,091,790)

	19,113,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	370,256

	34,240,000		—	3/22/10	3 month USD-LIBOR-BBA	2.23%	576,403

	16,987,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	526,753

Putnam VT Global Asset Allocation Fund 111

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$26,144,000		$—	3/25/10	3 month USD-LIBOR-BBA	2.325%	$460,886

	13,216,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	234,116

	4,245,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	185,938

	7,101,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	164,679

	1,000,000		—	6/3/19	3 month USD-LIBOR-BBA	3.91%	16,576

	1,513,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-BBA	(70,657)

	3,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	123,823

	6,586,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	39,079

	15,410,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	102,733

	2,288,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	94,346

	18,151,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	733,087

CAD	2,700,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	8,154

CAD	860,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(5,876)

	$1,513,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-BBA	(70,990)

CAD	4,310,000	F	—	6/9/10	0.57%	1 month CAD-BA-CDOR	(5,085)

EUR	1,360,000	E	—	6/17/24	6 month EUR-EURIBOR-REUTERS	5.195%	9,815

	$5,681,000		—	6/16/19	4.09%	3 month USD-LIBOR-BBA	(173,805)

EUR	4,020,000		—	6/19/11	6 month EUR-EURIBOR-REUTERS	1.93%	11,441

	$1,558,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	18,443

AUD	970,000	F	—	6/26/19	6 month AUD-BBR-BBSW	6.05%	6,724

CAD	970,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(7,546)

	$4,900,000		—	9/22/38	3 month USD-LIBOR-BBA	4.48%	327,925

	3,670,000		—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(390,889)

	11,500,000		—	11/10/18	4.12%	3 month USD-LIBOR-BBA	(431,452)

PLN	1,930,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	(9,729)

	$1,240,000		—	1/27/24	3.1%	3 month USD-LIBOR-BBA	113,808

AUD	2,480,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(27,543)

	$620,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(43,948)

	11,816,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	131,280

EUR	3,090,000		—	3/4/14	1 month EUR-EURIBOR-REUTERS	2.74%	(1,468)

	$1,907,000		—	3/6/39	3.48%	3 month USD-LIBOR-BBA	203,678

	6,186,000		215,891	5/19/19	4.735%	3 month USD-LIBOR-BBA	(328,712)

CAD	1,320,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(1,702)

CAD	290,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(15,193)

CAD	1,360,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	23,647

	$1,380,000		—	3/19/13	3 month USD-LIBOR-BBA	2.28%	(2,364)

	440,000		—	3/19/24	3.37%	3 month USD-LIBOR-BBA	28,118

CAD	430,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(28,211)

	$19,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	109,858

	200,000		—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(18,277)

	14,880,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	5,017

	4,620,000		—	4/3/13	1.963%	3 month USD-LIBOR-BBA	84,459

	12,040,000		—	4/3/14	3 month USD-LIBOR-BBA	2.203%	(342,711)

	9,570,000		—	4/3/14	2.203%	3 month USD-LIBOR-BBA	272,404

	1,440,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	4,285

EUR	2,150,000	E	—	4/17/24	6 month EUR-EURIBOR-REUTERS	4.95%	(5,916)

	$930,000	E	—	4/17/39	3.7%	3 month USD-LIBOR-BBA	71,601

GBP	1,410,000		—	4/20/14	6 month GBP-LIBOR-BBA	3.17875%	(42,751)

AUD	2,816,000	E	—	4/22/11	3 month AUD-BBR-BBSW	4.05%	(10,258)

AUD	2,816,000	F	—	4/22/10	3%	3 month AUD-BBR-BBSW	9,292

	$1,860,000	E	—	5/1/39	3 month USD-LIBOR-BBA	3.84125%	(119,524)

EUR	4,212,500	E	—	5/6/24	4.76248%	6 month EUR-EURIBOR-REUTERS	45,659

112 Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS, AG
	$126,340,000	$—	10/29/10	2.75%	3 month USD-LIBOR-BBA	$(3,099,379)

	21,162,000	—	10/29/20	3 month USD-LIBOR-BBA	4.18142%	771,932

	13,449,000	447,067	11/10/28	4.45%	3 month USD-LIBOR-BBA	(263,791)

	15,677,000	—	11/24/10	3 month USD-LIBOR-BBA	2.05%	219,505

Total						$(6,816,214)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap	Notional	Termination	received (paid) by	received by	appreciation/
counterparty	amount	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
EUR	1,824,000	3/27/14	1.785%	Eurostat Eurozone HICP
				excluding tobacco	$(7,683)

Goldman Sachs International
EUR	3,040,000	4/30/13	2.375%	French Consumer	127,874
				Price Index excluding tobacco

EUR	3,040,000	4/30/13	(2.41%)	Eurostat Eurozone	(144,861)
				HICP excluding tobacco

EUR	3,040,000	5/6/13	2.34%	French Consumer	121,899
				Price Index excluding tobacco

EUR	3,040,000	5/6/13	(2.385%)	Eurostat Eurozone	(140,807)
				HICP excluding tobacco

	$142,822	8/28/09	(3 month USD-	iShares MSCI	(111,002)
			LIBOR-BBA minus	Emerging Markets
			85 bp)	Index

EUR	1,824,000	4/14/14	1.835%	Eurostat Eurozone	(17,849)
				HICP excluding tobacco

	$2,990,000	5/18/10	(0.25%)	USA Non Revised	22,874
				Consumer Price Index —
				Urban (CPI-U)

JPMorgan Chase Bank, N.A.
	147,141	8/19/09	(3 month USD-	iShares MSCI	312,333
			LIBOR-BBA minus	Emerging Markets
			125 bp)	Index

Total					$162,778

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Clear Channel Communications, 5 3/4%, 1/15/13	Ca	$—	$105,000	9/20/09	635 bp	$(11,770)

DJ ABX CMBX BBB Index	—	208	302,000	10/12/52	(134 bp)	255,855

Financial Security Assurance Holdings, Ltd,
6.4%, 12/15/66	Baa1	—	20,000	12/20/12	95 bp	(5,557)

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—	—	95,000	3/20/12	(95 bp)	(1,250)

Nalco Co., 7.75%, 11/15/11	Ba2	—	10,000	9/20/12	350 bp	(399)

Citibank, N.A.
Advanced Micro Devices, Inc., 7 3/4%, 11/1/12	Caa1	15,000	250,000	9/20/09	500 bp	10,345

DJ ABX HE PEN AAA Series 6 Version 1 Index	AA	35,814	175,158	5/25/46	11 bp	(34,684)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	20,174	114,269	5/25/46	11 bp	(25,817)

FirstEnergy Corp., 7 3/8%, 11/15/31	—	—	430,000	12/20/11	(85 bp)	8,100

Lighthouse International Co., SA, 8%, 4/30/14	B3	—	EUR 190,000	3/20/13	815 bp	(80,825)

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—	—	$60,000	9/20/14	(105 bp)	(1,535)

Yum! Brands, Inc., 8 7/8%, 4/15/11	—	—	50,000	3/20/13	(65 bp)	169

Putnam VT Global Asset Allocation Fund 113

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

						Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount		date	fund per annum	(depreciation)

Credit Suisse International
DJ ABX HE AAA Series 7 Version 2 Index	BB+	$24,420	$44,000		1/25/38	76 bp	$(8,140)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	147,776	336,136		5/25/46	11 bp	12,488

DJ CMB NA CMBX AJ Index	—	(120,890)	376,000	F	2/17/51	(96 bp)	137,475

DJ CMBX NA AAA Series 4 Version 1 Index	AAA	644,216	1,559,500	F	2/17/51	35 bp	226,829

KB Home, 5 3/4%, 2/1/14	—	—	235,000		9/20/11	(425 bp)	(6,454)

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—	—	70,000		12/20/13	(210 bp)	(919)

Deutsche Bank AG
Advanced Micro Devices, Inc., 7 3/4%, 11/1/12	Caa1	3,575	55,000		9/20/09	500 bp	846

DJ CDX NA IG Series 12 Version 1 Index	—	(335,844)	8,704,000		6/20/14	(100 bp)	(212,508)

DJ iTraxx Europe Series 8 Version 1	—	(21,621)	EUR 225,400		12/20/12	(375 bp)	27,144

DJ iTraxx Europe Series 9 Version 1	—	43,514	EUR 637,000		6/20/13	(650 bp)	105,929

Korea Monetary STAB Bond, 5.15%, 2/12/10	A2	—	$620,000		2/19/10	115 bp	197

Nalco Co., 7.75%, 11/15/11	Ba2	—	10,000		12/20/12	363 bp	(409)

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—	135,000		12/20/13	112 bp	(1,661)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR 90,000		9/20/13	715 bp	(9,057)

Universal Corp., 5.2%, 10/15/13	—	—	$115,000		3/20/15	(95 bp)	(636)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B2	—	EUR 125,000		9/20/13	477 bp	(7,576)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B2	—	EUR 125,000		9/20/13	535 bp	(2,633)

Goldman Sachs International
CSC Holdings, Inc., 7 5/8%, 7/15/18	Ba3	—	$65,000		9/20/13	495 bp	1,372

CVS Caremark Corp., 4 7/8%, 9/15/14	—	—	85,000		9/20/13	(59 bp)	(81)

CVS Caremark Corp., 4 7/8%, 9/15/14	—	—	105,000		9/20/11	(50 bp)	(33)

DJ ABX HE AAA Index	BB+	23,032	98,000		1/25/38	76 bp	(49,968)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	34,961	84,242		5/25/46	11 bp	1,054

DJ CDX NA CMBX AAA Index	AAA	4,023	110,000		3/15/49	7 bp	(16,601)

DJ CDX NA IG Series 12 Version 1 Index	—	(446,764)	10,166,000		6/20/14	(100 bp)	(302,711)

Lighthouse International Co, SA, 8%, 4/30/14	B3	—	EUR 110,000		3/20/13	680 bp	(51,712)

Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	—	—	$665,000		6/20/11	(254.9 bp)	17,752

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR 80,000		9/20/13	720 bp	(6,173)

Southern California Edison Co., 7 5/8%, 1/15/10	A3	—	$90,000		12/20/13	118.1 bp	(2,346)

JPMorgan Chase Bank, N.A.
Computer Science Corp., 5%, 2/15/13	—	—	435,000		3/20/18	(82 bp)	(9,224)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	39,409	187,669		5/25/46	11 bp	(36,124)

DJ CMBX NA AAA Series 4 Version 1 Index	—	(732,184)	1,875,000		2/17/51	(35 bp)	(230,622)

DJ iTraxx Europe Crossover Series 8 Version 1	—	(41,117)	EUR 307,720		12/20/12	(375 bp)	25,449

GATX Corp., 8.875%, 6/1/09	—	—	$25,000		3/20/16	(100 bp)	1,626

Glencore Funding LLC, 6%, 4/15/14	—	—	480,000		6/20/14	(148 bp)	77,654

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—	60,000		6/20/13	595 bp	(16,425)

TDC AS, 6 1/2%, 4/19/12	—	—	EUR 135,000		9/20/13	(200 bp)	(5,026)

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—	$145,000		12/20/13	113 bp	(1,724)

Merrill Lynch International
Kinder Morgan, Inc., 6 1/2%, 9/1/12	—	—	25,000		9/20/12	(128 bp)	(38)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 12 Version 1 Index	—	(46,316)	1,140,000		6/20/14	(100 bp)	(30,162)

DJ CMB NA CMBX AAA Index	—	(66,856)	741,500		2/17/51	(35 bp)	131,590

Nalco Co., 7.75%, 11/15/11	Ba2	—	10,000		9/20/12	330 bp	(457)

Nalco Co., 7.75%, 11/15/11	Ba2	—	15,000		3/20/13	460 bp	(212)

Universal Corp., 5.2%, 10/15/13	—	—	345,000		3/20/13	(89 bp)	(1,488)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—	30,000		9/20/13	(760 bp)	(1,141)

Total							$(132,224)

114 Putnam VT Global Asset Allocation Fund

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$6,279,894	$125,760

Common stocks:

Basic materials	3,972,203	2,757,754	—

Capital goods	5,393,229	1,917,062	—

Communication
services	3,945,109	1,628,326	—

Conglomerates	1,168,013	619,353	—

Consumer cyclicals	5,262,340	3,233,175	2

Consumer staples	7,746,618	3,090,494	—

Energy	8,655,054	2,640,772	—

Financial	9,173,600	5,511,487	9,922

Health care	9,765,252	2,353,512	—

Technology	13,470,195	1,513,239	—

Transportation	1,033,451	778,019	—

Utilities and power	2,615,231	2,104,195	—

Total common stocks	72,200,295	28,147,388	9,924

Convertible bonds
and notes	—	76,938	—

Convertible
preferred stocks	—	175	—

Corporate bonds
and notes	—	32,738,056	—

Foreign government
bonds and notes	—	425,159	—

Investment Companies	2,100,375	55,359	—

Mortgage-backed
securities	—	25,655,927	—

Municipal bonds
and notes	—	97,231	—

Preferred stocks	—	18,493	—

Purchased options
outstanding	—	2,247,661	—

Senior loans	—	1,272,880	—

U.S. Government and
Agency Mortgage
Obligations	—	40,587,851	—

U.S. Treasury Obligations	—	430,761	—

Warrants	—	65,546	—

Short-term investments	30,006,543	15,961,978	—

Totals by level	$104,307,213	$154,061,297	$135,684

	Level 1	Level 2	Level 3

Other financial
instruments:	$(214,148)	$(15,404,653)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

Putnam VT Global Asset Allocation Fund 115

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Asset-backed securities	$235,214	$—	$84	$(60,929)	$(3,750)	$(44,859)	$125,760

Common stocks:

Consumer cyclicals	2	—	—	(12,922)	12,922	—	2

Energy	7,838	—	834	(1,700)	(6,972)	—	—

Financial	38,668	—	(6,906)	45,825	(77,587)	9,922	9,922

Total Common stocks	$46,508	—	(6,072)	31,203	(71,637)	9,922	$9,924

Convertible bonds and notes	$2,727	—	—	—	—	(2,727)	—

Mortgage-backed securities	$145,068	—	—	—	—	(145,068)	—

Senior loans	$172,050	3,611	(284,244)	192,283	(83,700)	—	—

Warrants	—	—	—	—	—	—	—

Total investments in securities	$601,567	$3,611	$(290,232)	$162,557	$(159,087)	$(182,732)	$135,684

The accompanying notes are an integral part of these financial statements.

116 Putnam VT Global Asset Allocation Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $1,595,961 of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $248,765,157)	$229,347,651

Affiliated issuers (identified cost $29,156,543) (Note 6)	29,156,543

Cash	2,234,520

Dividends, interest and other receivables	1,192,388

Foreign Tax reclaim	120,270

Receivable for shares of the fund sold	150

Receivable for investments sold	10,570,047

Receivable for sales of delayed delivery securities (Note 1)	29,434,752

Receivable for investor servicing fees (Note 2)	5,510

Unrealized appreciation on swap contracts (Note 1)	20,687,352

Receivable for variation margin (Note 1)	75,468

Unrealized appreciation on forward currency contracts (Note 1)	865,736

Premium paid on swap contracts (Note 1)	1,847,363

Total assets	325,537,750

Liabilities

Payable to custodian (Note 2)	137,853

Payable for investments purchased	16,044,153

Payable for purchases of delayed delivery securities (Note 1)	63,950,569

Payable for shares of the fund repurchased	166,855

Payable for compensation of Manager (Note 2)	272,647

Payable for custodian fees (Note 2)	104,745

Payable for Trustee compensation and expenses (Note 2)	101,217

Payable for administrative services (Note 2)	1,438

Payable for distribution fees (Note 2)	12,822

Unrealized depreciation on forward currency contracts (Note 1)	571,739

Payable for receivable purchase agreement (Note 2)	114,216

Written options outstanding, at value (premiums received
$2,235,163) (Notes 1 and 3)	2,927,990

Premium received on swap contracts (Note 1)	1,823,813

Unrealized depreciation on swap contracts (Note 1)	27,473,012

TBA sales commitments, at value (proceeds receivable
$5,853,672) (Note 1)	5,985,000

Collateral on securities loaned, at value (Note 1)	1,664,599

Collateral on certain derivative contracts, at value (Note 1)	2,168,231

Interest payable	154,130

Other accrued expenses	115,709

Total liabilities	123,790,738

Net assets	$201,747,012

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$274,095,282

Undistributed net investment income (Note 1)	3,567,142

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(49,138,067)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(26,777,345)

Total — Representing net assets applicable
to capital shares outstanding	$201,747,012

Computation of net asset value Class IA

Net Assets	$139,252,832

Number of shares outstanding	12,308,184

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$11.31

Computation of net asset value Class IB

Net Assets	$62,494,180

Number of shares outstanding	5,486,883

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$11.39

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (net of foreign tax of $4,718 ) (including interest
income of $19,256 from investments in affiliated issuers) (Note 6)	$3,354,065

Dividends (net of foreign tax of $73,654)	1,396,917

Securities lending	16,141

Total investment income	4,767,123

Expenses

Compensation of Manager (Note 2)	659,995

Investor servicing fees (Note 2)	28,021

Custodian fees (Note 2)	107,234

Trustee compensation and expenses (Note 2)	17,215

Administrative services (Note 2)	12,856

Distribution fees — Class IB (Note 2)	71,432

Interest expense	154,130

Auditing	80,064

Other	44,972

Fees waived and reimbursed by Manager (Note 2)	(205,747)

Total expenses	970,172

Expense reduction (Note 2)	(21,548)

Net expenses	948,624

Net investment income	3,818,499

Net realized loss on investments (Notes 1 and 3)	(18,039,794)

Net realized gain on swap contracts (Note 1)	346,493

Net realized loss on futures contracts (Note 1)	(1,126,546)

Net realized loss on foreign currency transactions (Note 1)	(1,219,131)

Net realized gain on written options (Notes 1 and 3)	448,729

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	951,094

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the period	36,535,156

Net gain on investments	17,896,001

Net increase in net assets resulting from operations	$21,714,500

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 117

Statement of changes in net assets

	Putnam VT
	Global Asset Allocation Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$3,818,499	$9,455,841

Net realized loss on investments and
foreign currency transactions	(19,590,249)	(12,185,258)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	37,486,250	(105,561,195)

Net increase (decrease) in net assets
resulting from operations	21,714,500	(108,290,612)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(9,033,218)	(8,912,558)

Class IB	(3,733,648)	(3,115,088)

Decrease from capital share transactions
(Note 4)	(6,454,760)	(40,874,562)

Total increase (decrease) in net assets	2,492,874	(161,192,820)

Net assets:

Beginning of period	199,254,138	360,446,958

End of period (including undistributed
net investment income of $3,567,142 and
$12,515,509, respectively)	$201,747,012	$199,254,138

* Unaudited

The accompanying notes are an integral part of these financial statements.

118 Putnam VT Global Asset Allocation Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of expenses to average net assets excluding interest expense (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Global Asset Allocation Fund (Class IA)

6/30/09†	$10.87	.22	.98	1.20	(.76)	(.76)	$11.31	12.24*	$139,253	.47*h	.39*	2.05*	102.89* f

12/31/08	16.90	.48	(5.91)	(5.43)	(.60)	(.60)	10.87	(33.16)	141,087.78		.78	3.31	155.03 f

12/31/07	16.50	.42	.10	.52	(.12)	(.12)	16.90	3.16	264,820.77		.77	2.49	106.99 f

12/31/06	15.03	.33	1.59	1.92	(.45)	(.45)	16.50	13.04	311,512.82		.82	2.15	76.62 f

12/31/05	14.22	.30 g	.71	1.01	(.20)	(.20)	15.03	7.20	330,872.90		.90	2.06 g	144.67 f

12/31/04	13.43	.24	.98	1.22	(.43)	(.43)	14.22	9.26	371,882.93		.93	1.76	156.86

Putnam VT Global Asset Allocation Fund (Class IB)

6/30/09†	$10.90	.20	1.01	1.21	(.72)	(.72)	$11.39	12.24*	$62,494	.60*h	.52*	1.92*	102.89* f

12/31/08	16.94	.44	(5.92)	(5.48)	(.56)	(.56)	10.90	(33.32)	58,167	1.03	1.03	3.05	155.03 f

12/31/07	16.54	.38	.11	.49	(.09)	(.09)	16.94	2.94	95,626	1.02	1.03	2.23	106.99 f

12/31/06	15.06	.29	1.61	1.90	(.42)	(.42)	16.54	12.86	88,626	1.07	1.07	1.87	76.62 f

12/31/05	14.25	.26 g	.72	.98	(.17)	(.17)	15.06	6.97	66,485	1.15	1.15	1.80 g	144.67 f

12/31/04	13.45	.20	1.00	1.20	(.40)	(.40)	14.25	9.11	47,886	1.18	1.18	1.51	156.86

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.11%

12/31/08	0.15

12/31/07	0.08

12/31/06	0.10

12/31/05	0.01

12/31/04	0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class AI and class IB shares for the year ended December 31, 2005.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.08% of average net assets as of June 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 119

Putnam VT Global Equity Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $8.40	Class IB: $8.35

Performance summary
Total return at net asset value
(as of 6/30/09)‡	Class IA shares*	Class IB shares†

6 months	7.93%	7.88%

1 year	–33.61	–33.73

5 years	–2.94	–4.10
Annualized	–0.60	–0.83

10 years	–24.25	–25.94
Annualized	–2.74	–2.96

Life	130.04	121.89
Annualized	4.44	4.25

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 1, 1990.

† Class inception date: April 30, 1998.

‡ Recent performance benefited from receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

It was a challenging six months both for the fund and for equities in general. At the beginning of 2009, amid widespread instability of financial institutions and the credit markets, investors avoided any risk-taking at all, which meant selling out of stocks and buying the safest investments available, particularly U.S. Treasuries. Since March, however, investors’ fears appear to have begun to subside, and the equity markets have rallied significantly. For the six months ended June 30, 2009, Putnam VT Global Equity Fund’s class IA shares returned 7.93% at net asset value.

As the cornerstone of the portfolio construction process, management uses fundamental research, which takes an in-depth look at companies’ financial health and future earnings power. This research is supported by quantitative analysis, which uses statistical modeling to identify investment opportunities. Both of these screening techniques rely heavily on valuation to seek to uncover stocks that are mispriced relative to their true worth. Throughout the first half of the reporting period, valuation in general failed to be predictive of future stock performance. Since early March, however, the fund’s investment process has benefited performance.

During the reporting period, Bank of America was among the top contributors to performance. The bank’s share prices plummeted in late 2008 and early 2009, reflecting a belief that the company likely would be taken over by the U.S. government and existing shareholders would be wiped out. Management believed that this risk was overblown, and significantly increased the fund’s position. Another top-performing financial firm was Bank of China. Analysts were concerned that the global economic slowdown would negatively impact the company, but China’s economy has proven more resilient than expected and the firm actually increased lending in the beginning of the year. Addax Petroleum, a Swiss oil and gas producer, also benefited fund performance. The stock performed well over the period thanks to large reserves in Nigeria and, in particular, Iraq, which has recently begun coming to market. The recent rise in crude oil prices, along with speculation that the firm may be an attractive takeover candidate, pushed shares higher, and the holding was sold before the end of the period.

One of the biggest detractors from the fund’s performance was the United Kingdom’s Royal Bank of Scotland (which was sold over the period). The bank was partially nationalized last year after receiving a taxpayer-funded bailout, which severely diluted existing shareholders’ stake in the company. Swiss Re, a Swiss-based reinsurer, also detracted from returns. Like a number of foreign financial companies, Swiss Re had a portfolio with significant exposure to the credit market in the United States. As that market seized up, the company’s financial condition worsened and the stock price suffered, and the holding was sold before the end of the period.

The fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $2,145,850 in March 2009.

While management believes it is unlikely that global economies will rapidly recover, it is clear that governments are willing to take dramatic action to add stability to the financial system. With that as a backdrop, management believes that investors will continue to reenter the developed and emerging international markets, and that stock selection based on valuation characteristics may once again be a sound and rewarding strategy.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Current and future portfolio holdings are subject to risk.

120 Putnam VT Global Equity Fund

Your fund’s manager

Shigeki Makino is Head of Global Large Cap Equities at Putnam. He joined Putnam in 2000 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Global Equity Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.69	$5.98	$4.56	$5.81

Ending value (after expenses)	$1,079.30	$1,078.80	$1,020.28	$1,019.04

Annualized expense ratio†	0.91%	1.16%	0.91%	1.16%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the six months ended June 30, 2009.

Putnam VT Global Equity Fund 121

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (98.0%)*	Shares	Value

Aerospace and defense (3.8%)
BAE Systems PLC (United Kingdom)	476,325	$2,660,317

L-3 Communications Holdings, Inc. S	65,100	4,516,638

Lockheed Martin Corp.	17,000	1,371,050

		8,548,005
Agriculture (0.5%)
Wilmar International, Ltd. (Singapore)	329,000	1,137,266

		1,137,266
Airlines (1.6%)
Qantas Airways, Ltd. (Australia)	396,553	640,817

Singapore Airlines, Ltd. (Singapore)	314,000	2,877,333

		3,518,150
Banking (9.0%)
Alpha Bank AE (Greece) †	45,906	496,446

Banco Santander Central Hispano SA (Spain)	367,384	4,437,218

Bank of America Corp.	338,600	4,469,520

Bank of China Ltd. (China)	3,596,000	1,703,958

DBS Group Holdings, Ltd. (Singapore)	185,000	1,501,678

Hudson City Bancorp, Inc.	223,900	2,975,631

Mizuho Financial Group, Inc. (Japan) S	646,300	1,503,082

National Bank of Greece SA (Greece) †	55,497	1,521,764

Societe Generale (France)	19,623	1,071,498

Wells Fargo & Co.	24,692	599,028

		20,279,823
Basic materials (0.6%)
Antofagasta PLC (United Kingdom)	136,439	1,325,640

		1,325,640
Biotechnology (1.0%)
Amgen, Inc. †	40,900	2,165,246

		2,165,246
Cable television (0.2%)
DISH Network Corp. Class A †	35,526	575,876

		575,876
Chemicals (0.6%)
Terra Industries, Inc.	54,700	1,324,834

		1,324,834
Commercial and consumer services (1.5%)
Alliance Data Systems Corp. † S	28,000	1,153,320

Companhia Brasileira de Meios de
Pagamento 144A (Brazil)	24,800	213,335

Daito Trust Construction Co., Ltd. (Japan)	14,500	680,591

Swire Pacific, Ltd. (Hong Kong)	73,000	735,059

TUI Travel PLC (United Kingdom)	140,606	537,892

		3,320,197
Communications equipment (0.9%)
Cisco Systems, Inc. †	105,200	1,960,928

		1,960,928
Computers (0.5%)
Lexmark International, Inc. Class A †	72,212	1,144,560

		1,144,560
Conglomerates (1.0%)
Mitsubishi Corp. (Japan)	80,100	1,470,975

Vivendi SA (France)	35,336	847,143

		2,318,118
Consumer goods (2.7%)
Colgate-Palmolive Co. S	36,300	2,567,862

Reckitt Benckiser Group PLC (United Kingdom)	75,300	3,433,606

		6,001,468
Electric utilities (2.5%)
E.ON AG (Germany)	85,884	3,050,897

RWE AG (Germany)	32,195	2,543,702

		5,594,599

COMMON STOCKS (98.0%)* cont.	Shares	Value

Electronics (1.6%)
Integrated Device Technology, Inc. †	162,664	$982,491

Media Tek, Inc. (Taiwan)	216,000	2,570,023

		3,552,514
Engineering and construction (0.8%)
Aveng, Ltd. (South Africa)	395,636	1,790,714

		1,790,714
Financial (2.0%)
Broadridge Financial Solutions, Inc.	185,200	3,070,616

ORIX Corp. (Japan)	22,960	1,354,011

		4,424,627
Food (3.7%)
Archer Daniels Midland Co.	196,300	5,254,951

Bunge, Ltd. S	50,200	3,024,550

		8,279,501
Forest products and packaging (0.3%)
Sino-Forest Corp. (Canada) †	68,943	735,962

		735,962
Gaming and lottery (1.3%)
Greek Organization of Football Prognostics
(OPAP) SA (Greece)	106,212	2,823,103

		2,823,103
Health-care services (1.9%)
CIGNA Corp.	69,100	1,664,619

Mediceo Paltac Holdings Co., Ltd. (Japan)	121,700	1,392,511

Suzuken Co., Ltd. (Japan)	40,900	1,182,584

		4,239,714
Insurance (7.2%)
Aflac, Inc.	39,400	1,224,946

Allied World Assurance Company Holdings,
Ltd. (Bermuda)	21,900	894,177

AXA SA (France)	189,999	3,594,940

ING Groep N.V. (Netherlands)	164,493	1,656,996

Swiss Life Holding AG (Switzerland) †	35,743	3,106,374

UnumProvident Corp.	48,100	762,866

Zurich Financial Services AG (Switzerland)	27,296	4,837,225

		16,077,524
Investment banking/Brokerage (1.6%)
Man Group PLC (United Kingdom)	413,884	1,900,707

State Street Corp.	37,700	1,779,440

		3,680,147
Machinery (0.2%)
Timken Co.	32,200	549,976

		549,976
Metals (4.7%)
ArcelorMittal South Africa, Ltd.
(South Africa)	118,623	1,469,235

Grupo Mexico SAB de CV SA Ser. B (Mexico)	3,106,354	3,399,825

Inmet Mining Corp. (Canada)	48,900	1,796,284

Noble Group, Ltd. (Hong Kong) †	490,000	613,603

Tokyo Steel Manufacturing Co., Ltd. (Japan)	184,700	2,238,950

Voestalpine AG (Austria)	33,517	920,328

		10,438,225
Natural gas utilities (0.3%)
UGI Corp.	23,900	609,211

		609,211
Office equipment and supplies (1.3%)
Canon, Inc. (Japan)	92,600	3,013,693

		3,013,693
Oil and gas (12.1%)
BP PLC (United Kingdom)	156,761	1,241,153

Exxon Mobil Corp.	80,600	5,634,746

Inpex Holdings, Inc. (Japan)	260	2,070,860

OMV AG (Austria)	78,300	2,937,752

Petroleo Brasileiro SA ADR (Brazil)	17,100	700,758

122 Putnam VT Global Equity Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value

Oil and gas cont.
Royal Dutch Shell PLC Class A
(United Kingdom)	284,407	$7,107,674

StatoilHydro ASA (Norway)	258,400	5,107,551

Tesoro Corp. S	115,669	1,472,466

Valero Energy Corp.	52,200	881,658

		27,154,618
Pharmaceuticals (9.6%)
Astellas Pharma, Inc. (Japan)	51,800	1,829,690

AstraZeneca PLC (United Kingdom)	57,274	2,523,577

Eli Lilly & Co. S	119,800	4,149,872

Johnson & Johnson	53,800	3,055,840

Pfizer, Inc.	388,700	5,830,500

Roche Holding AG (Switzerland)	22,918	3,121,556

Wyeth	19,800	898,722

		21,409,757
Publishing (1.4%)
R. R. Donnelley & Sons Co.	194,700	2,262,414

Yellow Pages Income Fund (Unit) (Canada) S	204,200	940,487

		3,202,901
Real estate (0.6%)
Hospitality Properties Trust R	60,000	713,400

HRPT Properties Trust R	34,756	141,109

Japan Retail Fund Investment Corp. (Japan) R	91	419,786

		1,274,295
Regional Bells (2.5%)
Verizon Communications, Inc.	183,600	5,642,028

		5,642,028
Retail (2.6%)
Hennes & Mauritz AB (H&M) Class B (Sweden) S	29,526	1,478,282

RadioShack Corp.	312,352	4,360,434

		5,838,716
Schools (2.7%)
Apollo Group, Inc. Class A †	83,700	5,952,744

		5,952,744
Semiconductor (0.2%)
Macronix International (Taiwan)	1,274,000	576,420

		576,420
Shipping (0.7%)
D/S Norden (Denmark)	47,650	1,639,984

		1,639,984
Software (2.9%)
Microsoft Corp.	226,400	5,381,528

Oracle Corp.	51,300	1,098,846

		6,480,374
Technology services (1.8%)
Ingram Micro, Inc. Class A †	226,563	3,964,853

		3,964,853
Telecommunications (1.9%)
Embarq Corp.	99,367	4,179,376

		4,179,376
Telephone (1.8%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	100,400	4,084,855

		4,084,855
Tobacco (3.5%)
Altria Group, Inc.	112,200	1,838,958

Philip Morris International, Inc.	138,000	6,019,560

		7,858,518
Toys (0.3%)
Nintendo Co., Ltd. (Japan)	2,100	577,899

		577,899
Transportation (0.1%)
DP World, Ltd. (United Arab Emirates)	724,435	261,521

		261,521
Total common stocks (cost $238,775,236)		$219,528,480

INVESTMENT COMPANIES (1.0%)*	Shares	Value

iShares MSCI EAFE Index Fund	23,330	$1,068,747

S&P 500 Index Depository Receipts (SPDR
Trust Series 1)	12,550	1,153,596

Total investment companies (cost $2,278,691)		$2,222,343

SHORT-TERM INVESTMENTS (9.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	2,569,612	$2,569,612

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.01% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$18,615,022	18,614,519

U.S. Treasury Cash Management Bills for
effective yields ranging from 0.37%
to 0.44%, April 1, 2010 ##	430,000	428,464

Total short-term investments (cost $21,612,759)		$21,612,595

Total investments (cost $262,666,686)		$243,363,418

* Percentages indicated are based on net assets of $223,897,884.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $251,915 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at June 30, 2009 (as a percentage of Portfolio Value):

United States	49.9%	Canada	1.5%

Japan	9.7	Mexico	1.5

United Kingdom	9.2	South Africa	1.5

Switzerland	4.9	Taiwan	1.4

Germany	2.5	China	0.8

Singapore	2.5	Netherlands	0.7

France	2.5	Denmark	0.7

Norway	2.3	Sweden	0.7

Greece	2.2	Hong Kong	0.6

Spain	2.0	Other	1.2

Austria	1.7	Total	100.0%

Putnam VT Global Equity Fund 123

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate				Unrealized
face value $60,191,818)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$15,635,052	$15,670,801	7/15/09	$(35,749)

British Pound	7,713,686	7,686,522	7/15/09	27,164

Canadian Dollar	7,046,885	7,465,609	7/15/09	(418,724)

Euro	12,757,623	12,909,188	7/15/09	(151,565)

Hong Kong Dollar	306,455	306,447	7/15/09	8

Japanese Yen	5,291,484	5,314,957	7/15/09	(23,473)

Norwegian Krone	3,261,388	3,389,276	7/15/09	(127,888)

Swedish Krona	2,275,747	2,336,369	7/15/09	(60,622)

Swiss Franc	5,007,944	5,112,649	7/15/09	(104,705)

Total				$(895,554)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $50,309,552)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$8,728,007	$8,746,990	7/15/09	$18,983

British Pound	6,674,682	6,679,723	7/15/09	5,041

Danish Krone	841,625	857,162	7/15/09	15,537

Euro	8,596,436	8,700,961	7/15/09	104,525

Japanese Yen	2,207,033	2,192,668	7/15/09	(14,365)

Norwegian Krone	8,132,267	8,457,369	7/15/09	325,102

Singapore Dollar	4,565,655	4,565,119	7/15/09	(536)

Swedish Krona	1,257,933	1,291,540	7/15/09	33,607

Swiss Franc	8,662,275	8,818,020	7/15/09	155,745

Total				$643,639

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and signifi-cant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,256,905	$7,705,022	$—

Capital goods	6,437,664	7,464,724	—

Communication services	10,397,280	4,084,855	—

Conglomerates	—	2,318,118	—

Consumer cyclicals	8,929,990	6,832,826	—

Consumer staples	24,658,625	3,433,606	—

Energy	8,689,628	18,464,990	—

Financial	16,630,733	29,105,683	—

Health care	17,764,799	10,049,918	—

Technology	14,533,206	3,146,443	—

Transportation	261,521	5,158,134	—

Utilities and power	609,211	5,594,599	—

Total Common stocks	116,169,562	103,358,918	—

Investment companies	2,222,343	—	—

Short-term investments	2,569,612	19,042,983	—

Totals by level	$120,961,517	$122,401,901	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(251,915)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

124 Putnam VT Global Equity Fund

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Common stocks:

Financial	$565,308	$—	$(479,126)	$697,976	$(784,158)	$—	$—

Total common stocks	$565,308	$—	$(479,126)	$697,976	$(784,158)	$—	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 125

Statement of assets and liabilities
6/30/ 09 (Unaudited)

Assets

Investment in securities, at value, including $18,088,695
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $260,097,074)	$240,793,806

Affiliated issuers (identified cost $2,569,612) (Note 6)	2,569,612

Cash	160,560

Foreign currency (cost $68,158) (Note 1)	67,732

Dividends, interest and other receivables	482,832

Foreign tax reclaim	193,516

Receivable for shares of the fund sold	551

Receivable for investments sold	1,602,369

Receivable for investor servicing fees (Note 2)	33,282

Unrealized appreciation on forward currency contracts (Note 1)	709,696

Total assets	246,613,956

Liabilities

Payable for investments purchased	1,955,438

Payable for shares of the fund repurchased	319,648

Payable for compensation of Manager (Note 2)	402,994

Payable for custodian fees (Note 2)	28,590

Payable for Trustee compensation and expenses (Note 2)	183,737

Payable for administrative services (Note 2)	1,482

Payable for distribution fees (Note 2)	6,052

Unrealized depreciation on forward currency contracts (Note 1)	961,611

Payable for receivable purchase agreement (Note 2)	145,285

Collateral on securities loaned, at value (Note 1)	18,614,519

Interest payable	5,995

Other accrued expenses	90,721

Total liabilities	22,716,072

Net assets	$223,897,884

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,027,206,865

Undistributed net investment income (Note 1)	4,360,498

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(788,341,058)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(19,328,421)

Total — Representing net assets applicable
to capital shares outstanding	$223,897,884
Computation of net asset value Class IA

Net Assets	$194,991,757

Number of shares outstanding	23,204,351

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$8.40

Computation of net asset value Class IB

Net Assets	$28,906,127

Number of shares outstanding	3,462,531

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$8.35

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $344,647)	$4,428,776

Interest (including interest income of $1,578
from investments in affiliated issuers) (Note 6)	12,516

Securities lending	94,014

Total investment income	4,535,306

Expenses

Compensation of Manager (Note 2)	823,374

Investor servicing fees (Note 2)	30,471

Custodian fees (Note 2)	26,711

Trustee compensation and expenses (Note 2)	17,662

Administrative services (Note 2)	13,130

Distribution fees — Class IB (Note 2)	33,154

Interest expense	5,995

Other	106,356

Fees waived and reimbursed by Manager (Note 2)	(86,264)

Total expenses	970,589
Expense reduction (Note 2)	(13,119)

Net expenses	957,470
Net investment income	3,577,836
Net realized loss on investments (Notes 1 and 3)	(53,951,221)

Net increase from payments by affiliates (Note 2)	38,264

Net realized loss on foreign currency transactions (Note 1)	(1,042,735)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	650,809

Net unrealized appreciation of investments during the period	65,377,588

Net gain on investments	11,072,705

Net increase in net assets resulting from operations	$14,650,541

The accompanying notes are an integral part of these financial statements.

126 Putnam VT Global Equity Fund

Statement of changes in net assets

	Putnam VT
	Global Equity Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$3,577,836	$8,207,454

Net realized loss on investments and
foreign currency transactions	(54,955,692)	(101,840,851)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	66,028,397	(122,973,690)

Net increase (decrease) in net assets
resulting from operations	14,650,541	(216,607,087)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(363,463)	(9,747,291)

Class IB	—	(1,290,757)

Increase in capital from settlement
payment (Note 8)	—	174,570

Decrease from capital share transactions
(Note 4)	(22,673,441)	(83,413,592)

Total decrease in net assets	(8,386,363)	(310,884,157)

Net assets:

Beginning of period	232,284,247	543,168,404

End of period (including undistributed
net investment income of $4,360,498 and
$1,146,125, respectively)	$223,897,884	$232,284,247

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 127

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Global Equity Fund (Class IA)

6/30/09†	$7.80	.13	.49 i	.62	(.02)	(.02)	—	$8.40	7.93*i	$194,992	.45* j	1.74*	56.39*

12/31/08	14.61	.25	(6.75)	(6.50)	(.32)	(.32)	.01 f,g	7.80	(45.24)	202,810.88		2.15	99.60

12/31/07	13.68	.18	1.08	1.26	(.33)	(.33)	—	14.61	9.37	472,265.89		1.23	86.29

12/31/06	11.14	.15	2.46	2.61	(.07)	(.07)	—	13.68	23.50	530,379.95		1.26	84.81

12/31/05	10.32	.11 h	.82	.93	(.11)	(.11)	—	11.14	9.09 h	535,688.92		1.08 h	75.73

12/31/04	9.26	.10	1.17	1.27	(.21)	(.21)	—	10.32	13.94	608,379.94		1.10	77.03

Putnam VT Global Equity Fund (Class IB)

6/30/09†	$7.74	.12	.49 i	.61	—	—	—	$8.35	7.88* i	$28,906	.58*j	1.62*	56.39*

12/31/08	14.48	.22	(6.69)	(6.47)	(.28)	(.28)	.01 f,g	7.74	(45.35)	29,474	1.13	1.90	99.60

12/31/07	13.57	.14	1.07	1.21	(.30)	(.30)	—	14.48	9.02	70,903	1.14	.99	86.29

12/31/06	11.05	.12	2.44	2.56	(.04)	(.04)	—	13.57	23.22	77,688	1.20	1.01	84.81

12/31/05	10.24	.09 h	.80	.89	(.08)	(.08)	—	11.05	8.78 h	71,310	1.17	.82 h	75.73

12/31/04	9.19	.08	1.16	1.24	(.19)	(.19)	—	10.24	13.68	75,503	1.19	.86	77.03

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.04%

12/31/08	0.05

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to less than $0.01 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

g Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class IA and class IB shares.

i Reflects a non-recurring litigation payment received by the Fund from Tyco International, Ltd. which amounted to $0.08 per class share outstanding on March 13, 2009. Without this payment, total returns for the six months ended June 30, 2009 for Class IA and Class IB shares would have been 6.90% ad 6.85%, respectively.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less tan 0.01% of average net assets as of June 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

128 Putnam VT Global Equity Fund

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Putnam VT Global Equity Fund 129

Putnam VT Global Health Care Fund*

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $10.56	Class IB: $10.44

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares†	Class IB shares†

6 months	8.39%	8.18%

1 year	–4.95	–5.16

5 years	11.41	10.05
Annualized	2.18	1.93

10 years	23.32	20.41
Annualized	2.12	1.87

Life	25.78	22.80
Annualized	2.08	1.86

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

During the past six months, equities posted a “v-shaped” performance. A dismal first quarter gave way to a rally beginning in March that more than made up for earlier declines. Health-care stocks, which had posted solid performance to begin the year, lagged the market during the rally as investors sought out more cyclical names. In this environment, Putnam VT Global Health Care Fund’s class IA shares returned 8.39% at net asset value for the six months ended June 30, 2009.

During the period, the news and speculation surrounding the Obama administration’s health-care reform efforts created uncertainty in the market and generally made investors wary of owning health-carestocks. Fund management adhered to its philosophy of employing a consistent, fundamental, bottom-up approach to identifying the most attractive investment opportunities in the health-care universe.This approach was particularly beneficial to the fund. The fund had no particular regional bias during the period, although firms based in Israel, Ireland, and the United States added the most to returns. Switzerland, Bermuda, and Germany were the only three regions to post negative returns. Not owning Danish stocks also detracted from performance.

Turning to specific sectors, cardiovascular-related companies represented the fund’s largest overweight and were a significant contributor to performance. Management believes the segment’s potential for market growth, new product development, economic sustainability, and inexpensive valuations make it attractive. Pharmaceuticals, meanwhile, were one of the fund’s largest underweight positions, which also benefited relative returns. Declining new product development in a tougher regulatory environment, patent expirations over the next five years, and reimbursement/payer pressure are significant challenges facing the industry, and management believed more attractive opportunities existed elsewhere.

Hospira, a medical delivery company, was among the fund’s top performers. The company’s reorganization of strategic initiatives and cost-cutting measures, combined with strong earnings results, boosted shares. Genentech, a biotech company, rallied after it was acquired by Roche in March. Lastly, Teva, a pharmaceutical company, posted strong first-quarter results. The market was optimistic in the company’s long-term potential in the generics market.

Among the detractors was Genzyme, the biotech company. During the period, the company experienced manufacturing problems, resulting in potential product shortages. Another biotech holding, Cephalon, also hurt fund returns. The market expressed concerns over the company’s recent acquisition activity and the generic drugmakers’ pending entry into the Provigil market in 2012. Provigil (a treatment for narcolepsy) currently represents more than 50% of Cephalon’s revenues.

Looking ahead, management maintains a neutral outlook for the market and will continue to identify attractive investment opportunities through in-depth research, regardless of the economic environment. While management is cognizant of the potential implications of health-care reform, it will avoid making top-down predictions on the potential outcomes, which are numerous. Likewise, international weightings will continue to be a function of bottom-up analysis, not an outlook on the environment in any particular region or country.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future portfolio holdings are subject to risk.

* Prior to January 2, 2009, this fund was known as Putnam VT Health
Sciences Trust.

130 Putnam VT Global Health Care Fund

Your fund’s managers

Kelsey Chen is an Analyst and a Sector Team Leader. She joined Putnam in 2000 and has been in the investment industry since 1999.

Christopher Stevo is an Analyst at Putnam. A CFA charterholder, he has been in the investment industry since he joined Putnam in 1999.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Global Health Care Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.55	$5.83	$4.41	$5.66

Ending value (after expenses)	$1,083.90	$1,081.80	$1,020.43	$1,019.19

Annualized expense ratio	0.88%	1.13%	0.88%	1.13%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Global Health Care Fund 131

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (95.4%)*	Shares	Value

Biotechnology (17.9%)
Amgen, Inc. †	156,500	$8,285,110

Amylin Pharmaceuticals, Inc. †	31,200	421,200

Arqule, Inc. †	32,700	200,778

Auxilium Pharmaceuticals, Inc. † S	31,300	982,194

Basilea Pharmaceutical AG (Switzerland) †	1,000	85,712

Basilea Pharmaceutical AG 144A (Switzerland)	5,000	428,560

BioMarin Pharmaceuticals, Inc. †	37,000	577,570

Celgene Corp. †	8,283	396,259

Dendreon Corp. † S	81,500	2,025,275

Genzyme Corp. †	117,500	6,541,225

Idenix Pharmaceuticals, Inc. †	73,700	271,216

Life Technologies Corp. †	33,800	1,410,136

OSI Pharmaceuticals, Inc. †	20,500	578,715

Vanda Pharmaceuticals, Inc. †	52,200	614,394

		22,818,344
Health-care services (16.5%)
AMERIGROUP Corp. †	32,700	877,995

AmerisourceBergen Corp.	139,800	2,480,052

Cardinal Health, Inc.	54,600	1,668,030

Centene Corp. †	41,049	820,159

CIGNA Corp.	55,700	1,341,813

Coventry Health Care, Inc. †	46,950	878,435

LifePoint Hospitals, Inc. †	60,700	1,593,375

McKesson Corp.	61,200	2,692,800

Omnicare, Inc. S	54,900	1,414,224

Quest Diagnostics, Inc.	36,400	2,054,052

Suzuken Co., Ltd. (Japan)	23,500	679,480

UnitedHealth Group, Inc. S	29,400	734,412

Universal Health Services, Inc. Class B	16,900	825,565

WellPoint, Inc. †	57,800	2,941,442

		21,001,834
Medical technology (25.8%)
Baxter International, Inc.	80,900	4,284,464

Becton, Dickinson and Co.	43,500	3,101,985

Boston Scientific Corp. †	451,800	4,581,252

Covidien PLC (Ireland)	69,500	2,602,080

Edwards Lifesciences Corp. †	10,365	705,131

Hospira, Inc. †	125,400	4,830,408

Medtronic, Inc.	187,700	6,548,853

Patterson Cos., Inc. †	45,500	987,350

Sirona Dental Systems, Inc. †	20,200	403,798

St. Jude Medical, Inc. †	69,000	2,835,900

Stryker Corp.	7,900	313,946

Synthes, Inc.	7	678

West Pharmaceutical Services, Inc.	21,400	745,790

Zimmer Holdings, Inc. †	24,700	1,052,220

		32,993,855
Pharmaceuticals (34.0%)
Abbott Laboratories	130,000	6,115,200

Astellas Pharma, Inc. (Japan)	37,000	1,306,922

Bayer AG (Germany)	11,451	615,378

Cephalon, Inc. †	35,000	1,982,750

GlaxoSmithKline PLC (United Kingdom)	79,814	1,406,259

Johnson & Johnson	90,300	5,129,040

Merck & Co., Inc.	19,400	542,424

Novartis AG (Switzerland)	99,035	4,028,273

COMMON STOCKS (95.4%)* cont.	Shares	Value

Pharmaceuticals cont.
Ono Pharmaceutical Co., Ltd. (Japan)	13,900	$614,939

Pfizer, Inc.	430,800	6,462,000

Roche Holding AG (Switzerland)	42,413	5,776,882

Teva Pharmaceutical Industries, Ltd. ADR
(Israel) S	82,406	4,065,912

Wyeth	119,000	5,401,410

		43,447,389
Retail (1.2%)
CVS Caremark Corp.	49,200	1,568,004

		1,568,004
Total common stocks (cost $118,667,039)		$121,829,426

SHORT-TERM INVESTMENTS (9.9%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$6,346,655	$6,346,440

Putnam Money Market Liquidity Fund e	6,212,895	6,212,895

U.S. Treasury Bills with effective yields
ranging from zero % to 0.66%,
November 19, 2009 i	5,000	4,995

U.S. Treasury Bills for an effective yield
of 0.42%, April 1, 2010	55,000	54,803

Total short-term investments (cost $12,619,156)		$12,619,133

Total investments (cost $131,286,195)		$134,448,559

* Percentages indicated are based on net assets of $127,761,879.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $117,026 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate
face value $13,480,088)		Aggregrate	Delivery	Unrealized
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$1,452,706	$1,456,513	7/15/09	$(3,806)

British Pound	3,313,555	3,317,078	7/15/09	(3,523)

Danish Krone	1,768,056	1,800,695	7/15/09	(32,639)

Euro	3,788,144	3,833,353	7/15/09	(45,209)

Japanese Yen	1,787,347	1,794,191	7/15/09	(6,844)

Swiss Franc	1,253,253	1,278,258	7/15/09	(25,005)

Total				$(117,026)

132 Putnam VT Global Health Care Fund

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30,2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$—	$615,378	$—

Consumer staples	1,568,004	—	—

Health care	105,318,339	13,899,145	—

Technology	—	428,560	—

Total Common stocks	106,886,343	14,943,083	—

Short-term investments	6,212,895	6,406,238	—

Totals by level	$113,099,238	$21,349,321	—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(117,026)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 133

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $6,187,975
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $125,073,300)	$128,235,664

Affiliated issuers (identified cost $6,212,895) (Note 6)	6,212,895

Foreign currency (cost $11,960) (Note 1)	12,076

Dividends, interest and other receivables	78,619

Receivable for shares of the fund sold	20,511

Receivable for investor servicing fees (Note 2)	443

Foreign Tax reclaim	124,315

Total assets	134,684,523

Liabilities

Payable to custodian (Note 2)	23,824

Payable for shares of the fund repurchased	68,613

Payable for compensation of Manager (Note 2)	215,037

Payable for custodian fees (Note 2)	5,633

Payable for Trustee compensation and expenses (Note 2)	67,311

Payable for administrative services (Note 2)	1,305

Payable for distribution fees (Note 2)	15,643

Unrealized depreciation on forward currency contracts (Note 1)	117,026

Collateral on certain derivative contracts, at value (Note 1)	4,995

Collateral on securities loaned, at value (Note 1)	6,346,440

Other accrued expenses	56,817

Total liabilities	6,922,644

Net assets	$127,761,879

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$129,240,246

Undistributed net investment income (Note 1)	1,899,931

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(6,431,026)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	3,052,728

Total — Representing net assets
applicable to capital shares outstanding	$127,761,879

Computation of net asset value Class IA

Net Assets	$50,401,229

Number of shares outstanding	4,770,813

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$10.56

Computation of net asset value Class IB

Net Assets	$77,360,650

Number of shares outstanding	7,407,060

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$10.44

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $58,644)	$1,070,979

Interest (including interest income of $5,587 from investments
in affiliated issuers) (Note 6)	35,157

Total investment income	1,106,136

Expenses

Compensation of Manager (Note 2)	432,898

Investor servicing fees (Note 2)	18,442

Custodian fees (Note 2)	4,553

Trustee compensation and expenses (Note 2)	15,641

Administrative services (Note 2)	11,760

Distribution fees — Class IB (Note 2)	93,513

Other	61,288

Total expenses	638,095

Expense reduction (Note 2)	(5,979)

Net expenses	632,116

Net investment income	474,020
Net realized loss on investments (Notes 1 and 3)	(2,261,124)

Net realized gain on foreign currency transactions (Note 1)	150,826

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	1,318,188

Net unrealized appreciation of investments during the period	9,818,775

Net gain on investments	9,026,665

Net increase in net assets resulting from operations	$9,500,685

The accompanying notes are an integral part of these financial statements.

134 Putnam VT Global Health Care Fund

Statement of changes in net assets

	Putnam VT
	Global Health Care Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$474,020	$566,868

Net realized gain (loss) on investments
and foreign currency transactions	(2,110,298)	15,720,584

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	11,136,963	(45,868,802)

Net increase (decrease) in net assets
resulting from operations	9,500,685	(29,581,350)

Distributions to shareholders (Note 1):

From net realized long-term gain
on investment

Class IA	(5,885,733)	(636,470)

Class IB	(9,125,818)	(939,529)

Increase (decrease) from capital share
transactions (Note 4)	1,226,816	(36,893,328)

Total decrease in net assets	(4,284,050)	(68,050,677)

Net assets:

Beginning of period	132,045,929	200,096,606

End of period (including undistributed
net investment income of $1,899,931 and
$1,425,911, respectively)	$127,761,879	$132,045,929

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 135

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)c,e	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Global Health Care Fund (Class IA)

6/30/09†	$11.11	.05	.72	.77	—	(1.32)	(1.32)	$10.56	8.39*	$50,401	.44*	.45*	15.85*

12/31/08	13.49	.06 b	(2.33)	(2.27)	—	(.11)	(.11)	11.11	(16.90)	52,520	.83 b	.49 b	19.11

12/31/07	13.69	.13 b,f	(.18)	(.05)	(.15)	—	(.15)	13.49	(.36)	81,384	.81 b	.95 b,f	16.03

12/31/06	13.35	.04 b	.37	.41	(.07)	—	(.07)	13.69	3.06	117,118	.85 b	.30 b	22.40

12/31/05	11.80	.05 b,g	1.54	1.59	(.04)	—	(.04)	13.35	13.50	160,324	.81 b	.43 b,g	30.98

12/31/04	11.04	.04 b	.76	.80	(.04)	—	(.04)	11.80	7.30	171,982	.85 b	.39 b	47.82

Putnam VT Global Health Care Fund (Class IB)

6/30/09†	$11.02	.03	.71	.74	—	(1.32)	(1.32)	$10.44	8.18*	$70,361	.56*	.33*	15.85*

12/31/08	13.40	.03 b	(2.30)	(2.27)	—	(.11)	(.11)	11.02	(17.01)	79,525	1.08 b	.24 b	19.11

12/31/07	13.60	.10 b,f	(.19)	(.09)	(.11)	—	(.11)	13.40	(.67)	118,713	1.06 b	.69 b,f	16.03

12/31/06	13.27	.01 b	.36	.37	(.04)	—	(.04)	13.60	2.79	153,542	1.10 b	.05 b	22.40

12/31/05	11.73	.02 b,g	1.53	1.55	(.01)	—	(.01)	13.27	13.20	189,476	1.06 b	.17 b,g	30.98

12/31/04	10.97	.01 b	.77	.78	(.02)	—	(.02)	11.73	7.12	162,097	1.10 b	.13 b	47.82

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2).

Percentage of average net assets

12/31/08	0.03%

12/31/07	0.02

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Net investment income (loss) per share and ratio of net investment income (loss) for the fund’s class IA and class IB shares reflect a special dividend received by the fund, which amounted to $0.08 per share and 0.60% as a percentage of average net assets for the period ended December 31, 2007.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

136 Putnam VT Global Health Care Fund

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Putnam VT Global Health Care Fund 137

Putnam VT Global Utilities Fund*

Investment objective
Capital growth and current income

Net asset value June 30, 2009

Class IA: $11.82	Class IB: $11.81

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares†	Class IB shares‡

6 months	–5.32%	–5.45%

1 year	–31.05	–31.23

5 years	30.24	28.57
Annualized	5.43	5.15

10 years	12.51	9.88
Annualized	1.19	0.95

Life	190.90	181.50
Annualized	6.42	6.22

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

† Class inception date: May 4, 1992.

‡ Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

For the semiannual period, utilities stocks in the United States underperformed in an environment in which the sector has traditionally flourished. The overall stock market was very weak in the beginning of 2009, and utilities offered investors some safety because of high yields and more stable fundamentals. Then, beginning in February, utilities stocks suffered a reversal after some companies announced cuts to their dividends. This damaged the aura of safety surrounding utilities stocks and wound up hurting investor confidence in the whole group. Utilities stocks in Europe and Asia underperformed for different reasons. In Europe, oil and natural gas are used by many utilities to produce power. As oil and gas prices fell during the period, utility stocks followed. In Japan, the rotation into cyclical, or economically sensitive, stocks took place earlier than in the United States and in Europe, which meant that early signs of an improving economy helped cyclical stock performance and hurt utilities. Against this challenging backdrop, Putnam VT Global Utilities Fund’s class IA shares had a loss of 5.32% at net asset value for the six months ended June 30, 2009.

Two electric utilities — CMS Energy, an electric and natural gas utility that serves about 6.5 million customers in Michigan, and NV Energy, which provides electricity to 2.4 million customers throughout Nevada —helped performance. Both of these utilities had previously been severely hurt by unfavorable regulatory climates affecting how much the authorities allowed these companies to charge and the conditions under which they did business. Management detected an improving regulatory climate early in the period, and the fund made money in both stocks as a result. Another contributor, Public Power Corporation, is a major public electricity utility in Greece. Public Power was hurt in 2008 by higher oil prices, its primary fuel source for producing electricity. As the price of oil declined for most of the period, the company’s cost structure improved and the stock benefited as a result.

On the down side, EDF, a leading European energy company, experienced a challenging political and regulatory environment in France. EDF shares suffered from politically driven downward price pressures. Another company that underperformed during the period was Tokyo Gas, a Japan-based gas utility company. The company suffered after investors’ appetites shifted from defensive utilities toward pro-cyclical companies. Management continued to add to the fund’s position, believing the company is well positioned given its diversified revenue base, strong growth prospects, and higher corporate governance standards.

Management remains cautious about the overall stock market. In this environment, however, the portfolio will continue to invest in utilities that have supportive regulatory commissions that will help keep the utilities’ returns high enough to finance growth and continue dividend payouts. In addition, the fund will focus on alternative energy sources, such as nuclear, wind, and solar, as well as on the transmission and distribution (T&D) area. Overall, management believes that utility industry business fundamentals are sound.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current and future portfolio holdings are subject to risk.

*Prior to January 2, 2009, this fund was known as Putnam VT Utilities Growth and Income Fund.

138 Putnam VT Global Utilities Fund

Your fund’s manager

Michael Yogg is an Analyst and a Sector Team Leader at Putnam. A CFA charterholder, he joined Putnam in 1997 and has been in the investment industry since  1978.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Global Utilities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.05	$5.26	$4.21	$5.46

Ending value (after expenses)	$946.80	$945.50	$1,020.63	$1,019.39

Annualized expense ratio	0.84%	1.09%	0.84%	1.09%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Global Utilities Fund 139

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (99.2%)*	Shares	Value

Electric utilities (76.6%)
Allegheny Energy, Inc. S	56,000	$1,436,400

Alliant Energy Corp.	48,058	1,255,756

American Electric Power Co., Inc. S	134,594	3,888,421

Chubu Electric Power, Inc. (Japan)	62,500	1,444,669

CMS Energy Corp. S	398,067	4,808,649

Constellation Energy Group, Inc.	52,800	1,403,424

Dominion Resources, Inc.	46,246	1,545,541

Duke Energy Corp.	241,826	3,528,241

E.ON AG (Germany)	450,960	16,019,662

Edison International	132,415	4,165,776

Electricite de France (France)	72,552	3,540,824

Entergy Corp.	76,814	5,954,621

Exelon Corp.	171,115	8,762,799

FirstEnergy Corp.	52,035	2,016,356

FPL Group, Inc. S	67,893	3,860,396

Great Plains Energy, Inc.	160,200	2,491,110

Hong Kong Electric Holdings, Ltd. (Hong Kong)	251,000	1,396,262

Iberdrola SA (Spain) S	670,335	5,456,098

ITC Holdings Corp.	25,500	1,156,680

Kansai Electric Power, Inc. (Japan)	81,300	1,794,046

Kyushu Electric Power Co., Inc. (Japan)	80,500	1,732,474

National Grid PLC (United Kingdom)	419,758	3,787,895

Northeast Utilities	109,004	2,431,879

NV Energy, Inc.	452,858	4,886,338

PG&E Corp. S	215,179	8,271,481

Pinnacle West Capital Corp.	43,600	1,314,540

Public Power Corp. SA (Greece)	199,184	4,102,837

Public Service Enterprise Group, Inc.	80,796	2,636,373

Red Electrica Corp. SA (Spain)	9,254	419,031

RWE AG (Germany)	104,828	8,282,378

Scottish and Southern Energy PLC
(United Kingdom)	254,401	4,778,885

Southern Co. (The)	36,700	1,143,572

Terna SPA (Italy)	109,695	366,159

Tohoku Electric Power Co., Inc. (Japan)	77,400	1,617,657

Tokyo Electric Power Co. (Japan)	345,300	8,875,134

Wisconsin Energy Corp.	45,304	1,844,326

		132,416,690
Energy (other) (0.5%)
First Solar, Inc. †	5,100	826,812

		826,812
Natural gas utilities (17.5%)
Centrica PLC (United Kingdom)	2,190,006	8,052,031

Gaz de France SA (France)	246,582	9,219,298

Osaka Gas Co., Ltd. (Japan)	857,000	2,735,112

Sempra Energy	72,537	3,600,011

Tokyo Gas Co., Ltd. (Japan)	1,888,000	6,749,311

		30,355,763
Power producers (4.6%)
AES Corp. (The) †	468,507	5,439,366

Cheung Kong Infrastructure Holdings, Ltd.
(Hong Kong)	236,000	827,672

International Power PLC (United Kingdom)	444,185	1,744,876

		8,011,914
Total common stocks (cost $155,425,261)		$171,611,179

SHORT-TERM INVESTMENTS (13.4%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	812,387	$812,387

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.01% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$22,124,274	22,123,670

U.S. Treasury Bills with yields ranging from
0.41% to 0.44%, April 1, 2010 ##	220,000	219,214

Total short-term investments (cost $23,155,350)		$23,155,271
Total investments (cost $178,580,611)		$194,766,450

* Percentages indicated are based on net assets of $172,983,271.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

##This security, in part or entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $220,386 have been designated as collateral for open forward contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at June 30, 2009 (as a percentage of Portfolio Value):

United States	46.2%	Spain	3.4%

Japan	14.4	Greece	2.4

Germany	14.1	Hong Kong	1.3

United Kingdom	10.6	Italy	0.2

France	7.4	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate				Unrealized
face value $19,358,123)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$1,266,199	$1,269,517	7/15/09	$(3,318)

Canadian Dollar	1,796,396	1,931,551	7/15/09	(135,155)

Euro	12,798,339	12,884,494	7/15/09	(86,155)

Hong Kong Dollar	3,273,024	3,272,561	7/15/09	463

Total				$(224,165)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $6,623,304)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

British Pound	$2,867,797	$2,850,466	7/15/09	$(17,331)

Euro	1,908,182	1,921,804	7/15/09	13,622

Japanese Yen	1,843,546	1,851,034	7/15/09	7,488

Total				$3,779

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

140 Putnam VT Global Utilities Fund

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$826,812	$—	$—

Utilities and power	77,842,056	92,942,311	—

Total Common stocks	78,668,868	92,942,311	—

Short-term investments	812,387	22,342,884	—

Totals by level	$79,481,255	$115,285,195	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(220,386)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Utilities Fund 141

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $21,434,494
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $177,768,224)	$193,954,063

Affiliated issuers (identified cost $812,387) (Note 6)	812,387

Foreign currency (cost $165,462) (Note 1)	167,194

Dividends, interest and other receivables	440,966

Foreign Tax reclaim	102,853

Receivable for shares of the fund sold	5,850

Receivable for investments sold	1,617,266

Unrealized appreciation on forward currency contracts (Note 1)	38,985

Total assets	197,139,564

Liabilities

Payable to custodian (Note 2)	609

Payable for investments purchased	1,246,504

Payable for shares of the fund repurchased	58,513

Payable for compensation of Manager (Note 2)	276,331

Payable for investor servicing fees (Note 2)	9

Payable for custodian fees (Note 2)	17,358

Payable for Trustee compensation and expenses (Note 2)	108,160

Payable for administrative services (Note 2)	1,389

Payable for distribution fees (Note 2)	5,644

Unrealized depreciation on forward currency contracts (Note 1)	259,371

Collateral on securities loaned, at value (Note 1)	22,123,670

Other accrued expenses	58,735

Total liabilities	24,156,293

Net assets	$172,983,271

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$158,424,907

Undistributed net investment income (Note 1)	3,700,133

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(5,113,603)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	15,971,834

Total — Representing net assets applicable to
capital shares outstanding	$172,983,271

Computation of net asset value Class IA

Net Assets	$145,397,092

Number of shares outstanding	12,302,571

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$11.82

Computation of net asset value Class IB

Net Assets	$27,586,179

Number of shares outstanding	2,335,919

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.81

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $214,739)	$4,405,273

Interest (including interest income of $1,368 from
investments in affiliated issuers) (Note 6)	20,906

Securities lending	107,799

Total investment income	4,533,978

Expenses

Compensation of Manager (Note 2)	597,368

Investor servicing fees (Note 2)	25,879

Custodian fees (Note 2)	15,114

Trustee compensation and expenses (Note 2)	16,947

Administrative services (Note 2)	12,628

Distribution fees — Class IB (Note 2)	33,782

Other	80,898

Fees waived and reimbursed by Manager (Note 2)	(31,916)

Total expenses	750,700
Expense reduction (Note 2)	(16,016)

Net expenses	734,684
Net investment income	3,799,294
Net realized loss on investments (Notes 1 and 3)	(5,617,531)

Net realized gain on foreign currency transactions (Note 1)	857,233

Net unrealized depreciation of assets and
liabilities in foreign currencies during the period	(219,468)

Net unrealized depreciation of investments during the period	(11,591,962)

Net loss on investments	(16,571,728)

Net decrease in net assets resulting from operations	$(12,772,434)

The accompanying notes are an integral part of these financial statements.

142 Putnam VT Global Utilities Fund

Statement of changes in net assets

	Putnam VT
	Global Utilities Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$3,799,294	$7,989,201

Net realized gain (loss) on investments
and foreign currency transactions	(4,760,298)	14,472,558

Net unrealized depreciation of
investments and assets and liabilities in
foreign currencies	(11,811,430)	(127,572,565)

Net decrease in net assets resulting
from operations	(12,772,434)	(105,110,806)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(6,737,984)	(6,375,855)

Class IB	(1,151,811)	(1,077,784)

From net realized long-term gain
on investments

Class IA	(10,140,778)	—

Class IB	(1,912,602)	—

Decrease from capital share transactions
(Note 4)	(2,354,485)	(60,699,606)

Total decrease in net assets	(35,070,094)	(173,264,051)

Net assets:

Beginning of period	208,053,365	381,317,416

End of period (including undistributed
net investment income of $3,700,133 and
$7,790,634, respectively)	$172,983,271	$208,053,365

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Utilities Fund 143

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Global Utilities Fund (Class IA)

6/30/09†	$14.31	.26	(1.25)	(.99)	(.60)	(.90)	(1.50)	$11.82	(5.32)*	$145,397	.42*	2.23*	28.74*

12/31/08	21.03	.49	(6.77)	(6.28)	(.44)	—	(.44)	14.31	(30.33)	175,735.81		2.73	49.80

12/31/07	17.83	.38	3.19	3.57	(.37)	—	(.37)	21.03	20.25	320,375.80		1.94	39.76

12/31/06	14.47	.34	3.50	3.84	(.48)	—	(.48)	17.83	27.40	320,261.84		2.20	65.65

12/31/05	13.59	.36 f	.82	1.18	(.30)	—	(.30)	14.47	8.87 f	320,176.84		2.54 f	37.69

12/31/04	11.43	.30	2.15	2.45	(.29)	—	(.29)	13.59	21.87	355,947.85		2.50	31.79

Putnam VT Global Utilities Fund (Class IB)

6/30/09†	$14.25	.25	(1.25)	(1.00)	(.54)	(.90)	(1.44)	$11.81	(5.45)*	$27,586	.54*	2.11*	28.74*

12/31/08	20.93	.44	(6.74)	(6.30)	(.38)	—	(.38)	14.25	(30.49)	32,319	1.06	2.48	49.80

12/31/07	17.75	.33	3.17	3.50	(.32)	—	(.32)	20.93	19.94	60,942	1.05	1.69	39.76

12/31/06	14.41	.30	3.48	3.78	(.44)	—	(.44)	17.75	27.03	62,641	1.09	1.95	65.65

12/31/05	13.54	.32 f	.82	1.14	(.27)	—	(.27)	14.41	8.58 f	59,243	1.09	2.28 f	37.69

12/31/04	11.39	.27	2.14	2.41	(.26)	—	(.26)	13.54	21.60	58,362	1.10	2.24	31.79

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2).

Percentage of average net assets

6/30/09	0.02%

12/31/08	0.01

12/31/07	0.01

12/31/06	0.03

12/31/05	<0.01

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class AI and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

144 Putnam VT Global Utilities Fund

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Putnam VT Global Utilities Fund 145

Putnam VT Growth and Income Fund

Investment objective
Capital growth and current income

Net asset value June 30, 2009

Class IA: $11.74	Class IB: $11.70

Performance summary

Total return at net asset value **
(as of 6/30/09)‡	Class IA shares*	Class IB shares†

6 months	5.68%	5.47%

1 year	–22.17	–22.40

5 years	–19.56	–20.59
Annualized	–4.26	–4.51

10 years	–19.33	–21.20
Annualized	–2.13	–2.35

Life	373.86	355.33
Annualized	7.54	7.34

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 6, 1998.

‡ Recent performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

**Recent performance benefited from receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

It was a challenging period for equity markets, which declined significantly for the first two months of 2009 before staging a dramatic recovery. Throughout the latter part of 2008, investors were extremely risk-averse, and moved massive amounts of money out of stocks and into cash and U.S. Treasuries. In anticipation of a severely deteriorating economy, businesses hit the brakes hard in late 2008 and early 2009, quickly reducing spending, payrolls, and inventories. Although the economy remains in the middle of a severe downturn, with gross domestic product (GDP) down sharply and unemployment high, some other economic data has been less dire than anticipated. The markets reacted positively, and rallied from their lows in early March. During the six months ended June 30, 2009, Putnam VT Growth and Income Fund’s class IA shares returned 5.68% at net asset value.

The fund’s investment strategy produced some mixed results over the period. Over the last 50 years, undervalued stocks have typically appreciated more than the market as a whole, but for much of 2007 and 2008, looking at valuation was not an effective means for picking stocks. This began to change in March, and while valuation has begun to once again serve as a useful indicator of potential investment opportunities, the markets still have been rather unpredictable. Stocks that offer franchise value, and therefore less likelihood of failure, were among the top performers in the large-cap area.

During this time, Goldman Sachs was the fund’s top contributor. In September 2008, the company — along with Morgan Stanley, the only other surviving Wall Street investment bank — filed with the federal government to transform itself into a commercial bank holding company. The stock sold off, but the company’s most recent earnings have shown dramatic improvement. Another holding, Bank of America, also helped relative returns. The bank’s share prices plummeted in late 2008 and early 2009, reflecting a belief that the company likely would be nationalized and existing shareholders would be wiped out. Management believed that risk was overblown, and significantly increased the fund’s position.

Capital One was one of the fund’s biggest detractors. The company has credit card and banking operations, and as the economy and the financials sector deteriorated, Capital One was hurt on both fronts. Textron, another underperforming holding, was sold during the period. Textron is a diversified industrial business, and one of the company’s subsidiaries is Cessna, the business aircraft manufacturer. The Cessna division suffered as businesses curtailed expenses.

The fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $9,269,483 from the Tyco settlement in March 2009.

It is clear that the federal government has been willing to take aggressive action to prevent the collapse of the credit markets and the financials sector, and there no longer appears to be widespread risk of businesses failing because of a lack of access to working capital. There will no doubt be winners and losers in what will likely be a prolonged recovery, but through its commitment to rigorous fundamental research, management believes the fund will remain an attractive option for long-term stock investors.

Consider these risks before you invest: Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Current and future portfolio holdins are subject to risk.

146 Putnam VT Growth and Income Fund

Your fund’s manager

Robert Ewing is Head of U.S. Large Cap Equities at Putnam. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Growth and Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$3.42	$4.69	$3.36	$4.61

Ending value (after expenses)	$1,056.80	$1,054.70	$1,021.47	$1,020.23

Annualized expense ratio	0.67%	0.92%	0.67%	0.92%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Growth and Income Fund 147

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Advertising and marketing services (0.2%)
Omnicom Group, Inc. S	65,200	$2,059,016

		2,059,016
Aerospace and defense (2.3%)
Goodrich Corp.	38,200	1,908,854

Lockheed Martin Corp.	96,900	7,814,985

Northrop Grumman Corp.	94,400	4,312,192

Raytheon Co.	138,700	6,162,441

United Technologies Corp.	176,800	9,186,528

		29,385,000
Automotive (0.2%)
Ford Motor Co. †	324,365	1,968,896

		1,968,896
Banking (9.3%)
Bank of America Corp.	2,680,952	35,388,566

Bank of New York Mellon Corp. (The) S	424,400	12,439,164

Citigroup, Inc. S	529,999	1,574,097

JPMorgan Chase & Co. S	1,025,758	34,988,605

PNC Financial Services Group, Inc. S	129,000	5,006,490

SunTrust Banks, Inc. S	330,500	5,436,725

U.S. Bancorp S	287,900	5,159,168

Wells Fargo & Co.	834,720	20,250,307

		120,243,122
Beverage (0.3%)
Coca-Cola Co. (The) S	71,000	3,407,290

		3,407,290
Biotechnology (1.5%)
Amgen, Inc. †	299,800	15,871,412

Genzyme Corp. †	56,000	3,117,520

		18,988,932
Broadcasting (0.9%)
CBS Corp. Class B	544,247	3,766,189

Liberty Media Corp. — Entertainment Class A †	280,600	7,506,050

		11,272,239
Building materials (0.4%)
Masco Corp. S	206,200	1,975,396

Owens Corning, Inc. †	250,200	3,197,556

		5,172,952
Cable television (1.9%)
Comcast Corp. Class A	219,000	3,173,310

DIRECTV Group, Inc. (The) † S	165,700	4,094,447

DISH Network Corp. Class A †	473,800	7,680,298

Time Warner Cable, Inc.	318,348	10,082,081

		25,030,136
Chemicals (2.0%)
Celanese Corp. Ser. A	287,000	6,816,250

Dow Chemical Co. (The)	310,800	5,016,312

E.I. du Pont de Nemours & Co.	575,000	14,731,500

		26,564,062
Commercial and consumer services (0.5%)
Alliance Data Systems Corp. † S	159,500	6,569,805

		6,569,805
Communications equipment (1.1%)
Cisco Systems, Inc. †	454,400	8,470,016

Nokia OYJ ADR (Finland) S	191,200	2,787,696

Qualcomm, Inc.	56,600	2,558,320

		13,816,032
Computers (2.9%)
Apple, Inc. † S	51,500	7,335,145

EMC Corp. †	600,000	7,860,000

Hewlett-Packard Co. S	271,710	10,501,592

COMMON STOCKS (97.8%)* cont.	Shares	Value

Computers cont.
IBM Corp.	109,100	$11,392,222

Longtop Financial Technologies Ltd. ADR (China) †	46,100	1,132,216

		38,221,175
Conglomerates (3.3%)
3M Co. S	63,315	3,805,232

General Electric Co. S	2,320,770	27,199,424

Honeywell International, Inc.	255,000	8,007,000

Tyco International, Ltd.	169,475	4,402,961

		43,414,617
Construction (0.3%)
Chicago Bridge & Iron Co., NV (Netherlands)	148,300	1,838,920

Eagle Materials, Inc. S	63,200	1,595,168

		3,434,088
Consumer finance (0.4%)
American Express Co. S	78,500	1,824,340

Capital One Financial Corp. S	139,600	3,054,448

		4,878,788
Consumer goods (2.2%)
Clorox Co. S	66,809	3,729,946

Energizer Holdings, Inc. †	62,700	3,275,448

Estee Lauder Cos., Inc. (The) Class A	63,540	2,075,852

Kimberly-Clark Corp.	69,000	3,617,670

Newell Rubbermaid, Inc. S	568,000	5,912,880

Procter & Gamble Co. (The)	200,800	10,260,880

		28,872,676
Electric utilities (4.1%)
American Electric Power Co., Inc. S	224,241	6,478,322

Edison International	315,100	9,913,046

Entergy Corp.	100,022	7,753,705

Exelon Corp.	171,827	8,799,261

Great Plains Energy, Inc. S	228,500	3,553,175

NV Energy, Inc.	372,300	4,017,117

PG&E Corp. S	326,600	12,554,504

		53,069,130
Electrical equipment (0.5%)
Emerson Electric Co.	216,000	6,998,400

		6,998,400
Electronics (1.4%)
Garmin, Ltd.	62,897	1,498,207

Integrated Device Technology, Inc. †	440,821	2,662,559

Micron Technology, Inc. † S	534,200	2,703,052

Texas Instruments, Inc.	541,000	11,523,300

		18,387,118
Energy (oil field) (2.3%)
Halliburton Co.	251,400	5,203,980

Schlumberger, Ltd.	31,000	1,677,410

Smith International, Inc. S	275,200	7,086,400

Transocean, Ltd. (Switzerland) †	76,800	5,705,472

Weatherford International, Ltd. †	498,400	9,748,704

		29,421,966
Food (1.8%)
General Mills, Inc. S	189,900	10,638,198

Kraft Foods, Inc. Class A	523,413	13,263,285

		23,901,483
Forest products and packaging (0.2%)
International Paper Co.	142,900	2,162,077

		2,162,077
Health-care services (1.6%)
AmerisourceBergen Corp.	461,000	8,178,140

Cardinal Health, Inc.	123,868	3,784,167

McKesson Corp.	93,700	4,122,800

WellPoint, Inc. †	98,000	4,987,220

		21,072,327

148 Putnam VT Growth and Income Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Homebuilding (1.0%)
Centex Corp.	279,600	$2,365,416

D.R. Horton, Inc. S	311,600	2,916,576

M.D.C. Holdings, Inc.	61,900	1,863,809

Pulte Homes, Inc. S	232,400	2,052,092

Toll Brothers, Inc. † S	227,700	3,864,069

		13,061,962
Insurance (6.2%)
ACE, Ltd.	315,500	13,954,565

Aflac, Inc.	330,500	10,275,245

Allstate Corp. (The)	227,800	5,558,320

Assured Guaranty, Ltd. (Bermuda) S	124,000	1,535,120

Berkshire Hathaway, Inc. Class B †	3,009	8,713,252

Chubb Corp. (The)	143,717	5,731,434

Everest Re Group, Ltd.	120,500	8,624,185

Loews Corp.	150,400	4,120,960

Marsh & McLennan Cos., Inc.	110,700	2,228,391

MetLife, Inc.	209,700	6,293,097

Prudential Financial, Inc.	64,800	2,411,856

Travelers Cos., Inc. (The)	258,400	10,604,736

		80,051,161
Investment banking/Brokerage (3.7%)
Goldman Sachs Group, Inc. (The)	178,269	26,283,981

Legg Mason, Inc. S	64,000	1,560,320

Morgan Stanley	389,664	11,109,321

State Street Corp.	202,500	9,558,000

		48,511,622
Lodging/Tourism (0.8%)
Marriott International, Inc. Class A S	135,498	2,990,444

Wyndham Worldwide Corp.	659,139	7,988,765

		10,979,209
Machinery (0.7%)
Caterpillar, Inc. S	51,800	1,711,472

Cummins, Inc.	73,000	2,570,330

Deere (John) & Co. S	61,600	2,460,920

Parker-Hannifin Corp.	47,463	2,039,010

		8,781,732
Media (2.3%)
Time Warner, Inc.	369,800	9,315,262

Viacom, Inc. Class B †	385,700	8,755,390

Walt Disney Co. (The) S	516,000	12,038,280

		30,108,932
Medical technology (3.8%)
Baxter International, Inc.	128,800	6,821,248

Boston Scientific Corp. †	1,426,930	14,469,070

Covidien PLC (Ireland)	161,575	6,049,368

Hospira, Inc. †	373,000	14,367,960

Medtronic, Inc.	219,500	7,658,355

		49,366,001
Metals (1.9%)
Alcoa, Inc. S	413,600	4,272,488

Freeport-McMoRan Copper & Gold, Inc. Class B S	159,000	7,967,490

Nucor Corp.	115,000	5,109,450

Steel Dynamics, Inc. S	315,000	4,639,950

United States Steel Corp.	59,500	2,126,530

		24,115,908
Oil and gas (14.0%)
Anadarko Petroleum Corp.	143,600	6,518,004

BP PLC ADR (United Kingdom) S	180,100	8,587,168

Chevron Corp.	611,400	40,505,250

ConocoPhillips	206,900	8,702,214

EOG Resources, Inc.	47,200	3,205,824

COMMON STOCKS (97.8%)* cont.	Shares	Value

Oil and gas cont.
Exxon Mobil Corp.	783,800	$54,795,458

Marathon Oil Corp.	408,400	12,305,092

Newfield Exploration Co. †	119,200	3,894,264

Nexen, Inc. (Canada)	323,000	6,992,950

Noble Energy, Inc. S	89,300	5,266,021

Occidental Petroleum Corp.	298,186	19,623,621

Total SA ADR (France)	206,500	11,198,495

		181,594,361
Pharmaceuticals (7.3%)
Abbott Laboratories	176,500	8,302,560

Johnson & Johnson	403,400	22,913,120

Merck & Co., Inc. S	207,900	5,812,884

Pfizer, Inc. S	2,367,900	35,518,500

Schering-Plough Corp.	194,600	4,888,352

Wyeth	368,000	16,703,520

		94,138,936
Power producers (0.3%)
AES Corp. (The) †	386,600	4,488,426

		4,488,426
Regional Bells (3.7%)
AT&T, Inc.	1,056,400	26,240,976

Verizon Communications, Inc.	702,500	21,587,825

		47,828,801
Retail (4.9%)
CVS Caremark Corp.	307,000	9,784,090

Gap, Inc. (The)	269,800	4,424,720

Home Depot, Inc. (The) S	234,700	5,545,961

Kroger Co.	123,900	2,731,995

Lowe’s Cos., Inc.	303,100	5,883,171

Macy’s, Inc.	402,000	4,727,520

Nordstrom, Inc. S	168,700	3,355,443

Staples, Inc. S	394,000	7,946,980

TJX Cos., Inc. (The) S	210,800	6,631,768

Wal-Mart Stores, Inc.	230,980	11,188,671

Walgreen Co.	62,200	1,828,680

		64,048,999
Schools (0.2%)
Apollo Group, Inc. Class A †	29,800	2,119,376

		2,119,376
Semiconductor (0.6%)
ASM Holding NV (NY Reg Shares) (Netherlands)	127,900	2,769,035

Atmel Corp. †	1,111,300	4,145,149

Formfactor, Inc. † S	81,000	1,396,440

		8,310,624
Software (2.1%)
Electronic Arts, Inc. †	213,000	4,626,360

Microsoft Corp.	601,000	14,285,779

Parametric Technology Corp. †	456,792	5,339,898

Symantec Corp. †	226,100	3,518,116

		27,770,153
Telecommunications (0.7%)
America Movil SAB de CV ADR Ser. L (Mexico) S	85,800	3,322,176

Motorola, Inc.	618,200	4,098,666

Sprint Nextel Corp. †	415,800	1,999,998

		9,420,840
Tobacco (1.5%)
Altria Group, Inc.	253,900	4,161,421

Lorillard, Inc.	133,500	9,047,295

Philip Morris International, Inc.	132,100	5,762,202

		18,970,918

Putnam VT Growth and Income Fund 149

COMMON STOCKS (97.8%)* cont.	Shares	Value

Transportation services (0.2%)
United Parcel Service, Inc. Class B	40,200	$2,009,598

		2,009,598
Waste Management (0.3%)
Waste Management, Inc.	134,600	3,790,336

		3,790,336
Total common stocks (cost $1,279,172,438)		$1,267,779,222

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Citigroup, Inc. Ser. T, $3.25 cv. pfd.	102,419	$3,437,438

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	29,000	2,305,500

Total convertible preferred stocks (cost $4,809,508)		$5,742,938

PREFERRED STOCKS (0.3%)*	Shares	Value

Citigroup, Inc. Ser. AA, $2.03 pfd.	235,933	$4,407,228

Total preferred stocks (cost $3,337,202)		$4,407,228

INVESTMENT COMPANIES (—%)*	Shares	Value

KKR Private Equity Investors LP (Unit) †	83,183	$502,685

Total investment companies (cost $448,040)		$502,685

SHORT-TERM INVESTMENTS (20.1%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7,2009 d	$245,090,691	$245,082,393

Putnam Money Market Liquidity Fund e	15,251,311	15,251,311

Total short-term investments (cost $260,333,704)		$260,333,704

Total investments (cost $1,548,100,892)		$1,538,765,777

* Percentages indicated are based on net assets of $1,296,329,106.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at June 30, 2009.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and signifi-cant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$56,276,135	$—	$—

Capital goods	48,955,468	—	—

Communication services	82,279,777	—	—

Conglomerates	43,414,617	—	—

Consumer cyclicals	130,897,245	—	—

Consumer staples	91,616,508	—	—

Energy	211,016,327	—	—

Financials	253,684,693	—	—

Health care	183,566,196	—	—

Technology	106,505,102	—	—

Transportation	2,009,598	—	—

Utilities and power	57,557,556	—	—

Total common stocks	1,267,779,222	—	—

Convertible preferred
stocks	—	5,742,938	—

Investment companies	—	502,685	—

Preferred stocks	4,407,228	—

Short-term investments	15,251,311	245,082,393	—

Totals by level	$1,287,437,761	$251,328,016	$—

The accompanying notes are an integral part of these financial statements.

150 Putnam VT Growth and Income Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $237,430,014
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $1,532,849,581)	$1,523,514,466

Affiliated issuers (identified cost $15,251,311) (Note 6)	15,251,311

Dividends, interest and other receivables	1,711,378

Receivable for shares of the fund sold	1,953

Receivable for investments sold	14,570,880

Receivable for investor servicing fees (Note 2)	3,918

Total assets	1,555,053,906

Liabilities

Payable to custodian (Note 2)	29,990

Payable for investments purchased	10,050,093

Payable for shares of the fund repurchased	1,042,211

Payable for compensation of Manager (Note 2)	1,838,591

Payable for custodian fees (Note 2)	12,722

Payable for Trustee compensation and expenses (Note 2)	410,420

Payable for administrative services (Note 2)	3,419

Payable for distribution fees (Note 2)	54,098

Collateral on securities loaned, at value (Note 1)	245,082,393

Other accrued expenses	200,863

Total liabilities	258,724,800

Net assets	$1,296,329,106

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,066,775,612

Undistributed net investment income (Note 1)	12,730,819

Accumulated net realized loss on investments (Note 1)	(773,842,210)

Net unrealized depreciation of investments	(9,335,115)

Total — Representing net assets applicable
to capital shares outstanding	$1,296,329,106

Computation of net asset value Class IA

Net Assets	$1,036,636,143

Number of shares outstanding	88,324,428

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$11.74

Computation of net asset value Class IB

Net Assets	$259,692,963

Number of shares outstanding	22,188,481

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$11.70

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment Income

Dividends (net of foreign tax of $76,035)	$17,594,153

Interest (including interest income of $12,361
from investments in affiliated issuers) (Note 6)	160,958

Securities lending	38,465

Total investment income	17,793,576

Expenses

Compensation of Manager (Note 2)	3,539,391

Investor servicing fees (Note 2)	180,306

Custodian fees (Note 2)	11,397

Trustee compensation and expenses (Note 2)	43,292

Administrative services (Note 2)	30,501

Distribution fees — Class IB (Note 2)	303,414

Other	269,160

Total expenses	4,377,461

Expense reduction (Note 2)	(131,897)

Net expenses	4,245,564

Net investment income	13,548,012
Net realized loss on investments (Notes 1 and 3)	(239,416,364)

Net unrealized appreciation of investments during the period	281,381,321

Net gain on investments	41,964,957

Net increase in net assets resulting from operations	$55,512,969

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 151

Statement of changes in net assets

	Putnam VT
	Growth and Income Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$13,548,012	$45,931,429

Net realized loss on investments	(239,416,364)	(489,083,027)

Net unrealized appreciation (depreciation)
of investments	281,381,321	(564,769,306)

Net increase (decrease) in net assets
resulting from operations	55,512,969	(1,007,920,904)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(33,429,210)	(50,017,512)

Class IB	(7,341,071)	(10,423,135)

Net realized short-term gain
on investments

Class IA	—	(93,319,054)

Class IB	—	(22,794,281)

From net realized long-term gain on
investments

Class IA	—	(236,021,366)

Class IB	—	(57,651,006)

Decrease from capital share transactions
(Note 4)	(108,503,547)	(151,840,943)

Total decrease in net assets	(93,760,859)	(1,629,988,201)

Net assets:

Beginning of period	1,390,089,965	3,020,078,166

End of period (including undistributed net
investment income of $12,730,819 and
$39,953,088, respectively)	$1,296,329,106	$1,390,089,965

* Unaudited

The accompanying notes are an integral part of these financial statements.

152 Putnam VT Growth and Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Growth and Income Fund (Class IA)

6/30/09†	$11.54	.12	.46 e	.58	(.38)	—	(.38)	$11.74	5.68*e	$1,036,636	.33*	1.13*	31.96*

12/31/08	23.28	.36 f	(8.17) g	(7.81)	(.52)	(3.41)	(3.93)	11.54	(38.57) g	1,117,897	.60 f	2.19 f	40.26

12/31/07	29.54	.40 f	(1.80)	(1.40)	(.46)	(4.40)	(4.86)	23.28	(5.80)	2,427,397	.55 f	1.52 f	50.44

12/31/06	26.51	.39 f	3.78	4.17	(.49)	(.65)	(1.14)	29.54	16.19	3,309,577	.55 f	1.44 f	78.00

12/31/05	25.59	.41 f,h	.97	1.38	(.46)	—	(.46)	26.51	5.50 h	3,688,393	.54 f	1.61 f,h	56.46

12/31/04	23.39	.40 f	2.22	2.62	(.42)	—	(.42)	25.59	11.37	4,504,542	.54 f	1.70 f	29.21

Putnam VT Growth and Income Fund (Class IB)

6/30/09†	$11.47	.11	.45 e	.56	(.33)	—	(.33)	$11.70	5.47*e	$259,693	.46*	1.00*	31.96*

12/31/08	23.12	.31 f	(8.11) g	(7.80)	(.44)	(3.41)	(3.85)	11.47	(38.70) g	272,193	.85 f	1.94 f	40.26

12/31/07	29.36	.33 f	(1.79)	(1.46)	(.38)	(4.40)	(4.78)	23.12	(6.04)	592,681	.80 f	1.27 f	50.44

12/31/06	26.35	.32 f	3.76	4.08	(.42)	(.65)	(1.07)	29.36	15.91	791,640	.80 f	1.19 f	78.00

12/31/05	25.44	.35 f,h	.95	1.30	(.39)	—	(.39)	26.35	5.23 h	811,652	.79 f	1.37 f,h	56.46

12/31/04	23.26	.34 f	2.21	2.55	(.37)	—	(.37)	25.44	11.11	871,478	.79 f	1.45 f	29.21

* Not annualized

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received from Tyco International. Ltd. which amounted to $0.08 per share for class IA and IB shares, based on the fund’s shares outstanding as of March 13, 2009. Without this payment, the total returns for class IA and class IB shares would have been 4.87% and 4.75%, respectively, for the the six months ended June 30, 2009.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and/or waivers, the expenses of the fund’s class IA and class IB shares reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

g Reflects a non-recurring litigation payment received from Enron Corporation which amounted to $0.06 per share for class IA and IB shares, based on the fund’s shares outstanding, as of December 29, 2008. Without this payment, the total returns for class IA and class IB shares would have been (38.89%) and (39.02%), respectively, for the year ended Decemeber 31, 2008.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class IA and IB shares for the period ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 153

Putnam VT Growth Opportunities Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $3.93	Class IB: $3.89

Performance summary

Total return at net asset value
(as of 6/30/09)†‡	Class IA shares*	Class IB shares*

6 months	14.47%	14.15%

1 year	–20.01	–20.35

5 years	–11.47	–12.84
Annualized	–2.41	–2.71

Life	–59.49	–60.43
Annualized	–9.15	–9.38

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 2000.

† Recent performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

‡ Recent performance benefited from receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The six-month period brought almost unprecedented volatility to global financial markets. When the period began, the subprime mortgage meltdown had escalated into a global credit crisis, and banks and securities firms worldwide had announced considerable write-downs and losses. The accompanying global recession made investors extremely risk-adverse, and the U.S. stock market, as measured by the S&P 500 Index, continued its precipitous decline, reaching lows not seen in over a decade. In early March, however, stock markets underwent a complete reversal and mounted a significant rally, with investors seeking out some of the riskiest segments and stocks — particularly growth stocks. During the six-month period ended June 30, 2009, Putnam VT Growth Opportunities Fund’s class IA shares returned 14.47% at net asset value.

Management’s investment philosophy revolves around bottom-up fundamental analysis and seeking to take advantage of the market’s tendency to overreact or underreact to news. This was the case during the reporting period, as investors’ extreme risk-aversion led to some attractive valuations for a number of solid companies. When the market rebounded during the second half of the period, the fund benefited.

From a sector standpoint, at period-end the fund was overweight energy based on an anticipated uptick in global demand and financials, which had lost significant value at the beginning of the period. Positioning in both sectors helped returns, as did prudent stock selection. An underweight position in consumer staples, which management believes is overvalued, and transportation also contributed to relative returns. The conglomerates sector was the biggest detractor from returns.

Regarding individual securities, TJX Companies, the parent company of T.J. Maxx, Marshalls, and other discount retail outlets, was one of the fund’s top performers. Management has believed for some time that during a recession discount retailers represented an attractive opportunity. Although shares of TJX dropped dramatically early in the period, the fund’s exposure helped performance when shares later rallied. Goldman Sachs was another strong performer. In September 2008, the company — along with Morgan Stanley, the only other surviving Wall Street investment bank — filed with the federal government to transform itself into a commercial bank holding company. The company’s most recent earnings have shown dramatic improvement, and management believes the company is well positioned.

Among the detractors was Genzyme, the biotech company. During the period, the FDA rejected one of the company’s key new drugs, Lumizyme, citing problems with the manufacturing plant where the drug is made. Chevron, the oil and gas company, posted disappointing earnings results early in the period, and the stock has struggled to find its footing since.

The fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock.

The fund received $116,138 in March 2009. Although markets began to show signs of recovery toward the end of the period, there is still cause for concern about global economic conditions and continued market turbulence. By using a disciplined investment strategy to identify attractive growth stocks, management is seeking to position the portfolio to benefit when business activity and asset prices recover.

Consider these risks before you invest: Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future portfolio holdings are subject to risk.

154 Putnam VT Growth Opportunities Fund

Your fund’s manager

Robert Brookby is a Portfolio Manager at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1999.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Growth
Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.31	$5.63	$4.06	$5.31

Ending value (after expenses)	$1,144.70	$1,141.50	$1,020.78	$1,019.54

Annualized expense ratio	0.81%	1.06%	0.81%	1.06%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09.

The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Growth Opportunities Fund 155

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Aerospace and defense (2.5%)
Lockheed Martin Corp.	3,001	$242,031

United Technologies Corp.	6,600	342,936

		584,967
Automotive (0.8%)
Honda Motor Co., Ltd. ADR (Japan)	6,500	177,905

		177,905
Banking (3.3%)
Bank of America Corp.	23,415	309,078

Bank of New York Mellon Corp. (The)	5,589	163,814

JPMorgan Chase & Co.	8,900	303,579

		776,471
Biotechnology (3.5%)
Amgen, Inc. †	4,900	259,406

Genzyme Corp. †	5,200	289,484

Gilead Sciences, Inc. †	6,100	285,724

		834,614
Broadcasting (1.6%)
CBS Corp. Class B	24,000	166,080

Liberty Media Corp. Class A †	7,900	211,325

		377,405
Cable television (0.6%)
Time Warner Cable, Inc.	4,900	155,183

		155,183
Chemicals (2.5%)
Albemarle Corp.	7,000	178,990

FMC Corp.	3,300	156,090

Monsanto Co.	3,400	252,756

		587,836
Communications equipment (6.9%)
Cisco Systems, Inc. †	32,061	597,617

CommScope, Inc. †	6,632	174,156

Corning, Inc.	13,000	208,780

F5 Networks, Inc. †	3,300	114,147

Qualcomm, Inc.	11,900	537,880

		1,632,580
Computers (7.4%)
Apple, Inc. †	5,909	841,619

Dell, Inc. †	2,065	28,352

EMC Corp. †	15,500	203,050

Hewlett-Packard Co.	5,300	204,845

IBM Corp.	4,500	469,890

		1,747,756
Conglomerates (1.8%)
3M Co.	3,400	204,340

Honeywell International, Inc.	7,400	232,360

		436,700
Consumer finance (0.8%)
Mastercard, Inc. Class A	1,100	184,041

		184,041
Consumer goods (1.7%)
Energizer Holdings, Inc. †	4,500	235,080

Jarden Corp. †	8,729	163,669

		398,749
Electronics (2.4%)
Garmin, Ltd.	2,446	58,264

Tandberg ASA (Norway)	5,700	96,287

Texas Instruments, Inc.	10,300	219,390

Tyco Electronics, Ltd. (China)	10,300	191,477

		565,418

COMMON STOCKS (98.5%)* cont.	Shares	Value

Energy (oil field) (2.7%)
Halliburton Co.	11,800	$244,260

Weatherford International, Ltd. †	20,000	391,200

		635,460
Energy (other) (0.4%)
First Solar, Inc. †	518	83,978

		83,978
Engineering and construction (0.4%)
Quanta Services, Inc. †	4,200	97,146

		97,146
Food (2.9%)
Dean Foods Co. †	6,100	117,059

General Mills, Inc.	4,200	235,284

Kraft Foods, Inc. Class A	13,600	344,624

		696,967
Health-care services (4.7%)
AMERIGROUP Corp. †	3,900	104,715

Community Health Systems, Inc. †	5,000	126,250

Express Scripts, Inc. †	3,800	261,250

McKesson Corp.	2,800	123,200

Omnicare, Inc.	13,200	340,032

WellPoint, Inc. †	3,000	152,670

		1,108,117
Insurance (1.2%)
MetLife, Inc.	6,500	195,065

XL Capital, Ltd. Class A	8,300	95,118

		290,183
Investment banking/Brokerage (1.2%)
Goldman Sachs Group, Inc. (The)	2,000	294,880

		294,880
Machinery (0.8%)
Joy Global, Inc.	5,200	185,744

		185,744
Manufacturing (1.8%)
Flowserve Corp.	2,600	181,506

Shaw Group, Inc. †	9,400	257,654

		439,160
Medical technology (6.5%)
Baxter International, Inc.	4,100	217,136

Covidien PLC (Ireland)	8,800	329,472

Hospira, Inc. †	7,100	273,492

Pall Corp.	12,200	324,032

St. Jude Medical, Inc. †	7,600	312,360

Varian Medical Systems, Inc. †	2,500	87,850

		1,544,342
Metals (1.8%)
Nucor Corp.	5,000	222,150

Teck Resources, Ltd. Class B (Canada)	13,000	207,220

		429,370
Oil and gas (4.0%)
Anadarko Petroleum Corp.	7,500	340,425

Chevron Corp.	4,300	284,875

Suncor Energy, Inc. (Canada)	10,400	315,536

		940,836
Pharmaceuticals (2.8%)
Abbott Laboratories	9,000	423,360

Teva Pharmaceutical Industries, Ltd. ADR
(Israel)	4,800	236,832

		660,192
Power producers (1.0%)
AES Corp. (The) †	20,800	241,488

		241,488
Publishing (0.8%)
McGraw-Hill Cos., Inc. (The)	6,100	183,671

		183,671

156 Putnam VT Growth Opportunities Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Railroads (0.5%)
Union Pacific Corp.	2,300	$119,738

		119,738
Real estate (0.9%)
American Campus Communities, Inc. R	5,567	123,476

Chimera Investment Corp. R	24,574	85,763

		209,239
Restaurants (1.6%)
Yum! Brands, Inc.	11,200	373,408

		373,408
Retail (11.7%)
Best Buy Co., Inc.	2,600	87,074

CVS Caremark Corp.	19,700	627,839

Kroger Co.	10,600	233,730

Lowe’s Cos., Inc.	16,600	322,206

Macy’s, Inc.	11,400	134,064

RadioShack Corp.	8,200	114,472

Target Corp.	2,500	98,675

TJX Cos., Inc. (The)	18,400	578,867

Urban Outfitters, Inc. †	1,100	22,957

Wal-Mart Stores, Inc.	11,200	542,528

		2,762,412
Schools (1.1%)
Apollo Group, Inc. Class A †	3,600	256,032

		256,032
Software (6.5%)
Electronic Arts, Inc. †	5,800	125,976

Microsoft Corp.	29,800	708,346

Oracle Corp.	16,800	359,856

Sybase, Inc. †	4,300	134,762

UBISOFT Entertainment (France) †	8,098	198,129

		1,527,069
Technology (0.7%)
Affiliated Computer Services, Inc. Class A †	3,900	173,238

		173,238
Technology services (2.8%)
Check Point Software Technologies (Israel) †	8,100	190,107

Google, Inc. Class A †	725	305,653

Yahoo!, Inc. †	10,500	164,430

		660,190
Telecommunications (2.4%)
American Tower Corp. Class A †	10,200	321,606

Brightpoint, Inc. †	19,241	120,641

Motorola, Inc.	19,300	127,959

		570,206
Tobacco (1.5%)
Lorillard, Inc.	5,200	352,404

		352,404

Total common stocks (cost $21,025,658)		$23,295,095

INVESTMENT COMPANIES (0.1%)*	Shares	Value

KKR Private Equity Investors LP (Unit) †	5,271	$31,853

Total investment companies (cost $30,825)		$31,853

SHORT-TERM INVESTMENTS (2.5%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield
of 0.50%, December 17, 2009 #	$88,000	$87,712

Putnam Money Market Liquidity Fund e	511,218	511,218

Total short-term investments (cost $599,015)		$598,930

Total investments (cost $21,655,498)		$23,925,878

* Percentages indicated are based on net assets of $23,650,081.

† Non-income-producing security.

# This security was pledged and segregated with the broker to cover margin requirements for futures contracts at June 30, 2009.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS
OUTSTANDING	Number of		Expiration	Unrealized
at 6/30/09	contracts	Value	date	appreciation

NASDAQ 100 Index
E-Mini (Long)	5	$147,625	Sep-09	$2,640

Total				$2,640

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,017,206	$—	$—

Capital goods	1,307,017	—	—

Communication services	725,389	—	—

Conglomerates	436,700	—	—

Consumer cyclicals	2,639,824	—	—

Consumer staples	2,939,129	—	—

Energy	1,660,274	—	—

Financial	1,754,814	—	—

Health care	4,147,265	—	—

Technology	6,011,835	294,416	—

Transportation	119,738	—	—

Utilities and power	241,488	—	—

Total Common stocks	23,000,679	294,416	—

Investment companies	—	31,853	—

Short-term investments	511,218	87,712	—

Totals by level	$23,511,897	$413,981	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$2,640	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

Putnam VT Growth Opportunities Fund 157

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $21,144,280)	$23,414,660

Affiliated issuers (identified cost $511,218) (Note 6)	511,218

Cash	53,193

Dividends, interest and other receivables	27,103

Receivable for shares of the fund sold	7,102

Receivable for investments sold	613,578

Receivable for investor servicing fees (Note 2)	378

Receivable from Manager (Note 2)	179

Total assets	24,627,411

Liabilities

Payable for variation margin (Note 1)	525

Payable for investments purchased	867,843

Payable for shares of the fund repurchased	2,181

Payable for custodian fees (Note 2)	12,438

Payable for Trustee compensation and expenses (Note 2)	45,521

Payable for administrative services (Note 2)	1,121

Payable for distribution fees (Note 2)	2,807

Other accrued expenses	44,894

Total liabilities	977,330

Net assets	$23,650,081

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$122,467,281

Undistributed net investment income (Note 1)	50,892

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(101,141,110)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	2,273,018

Total — Representing net assets applicable
to capital shares outstanding	$23,650,081

Computation of net asset value Class IA

Net Assets	$10,033,885

Number of shares outstanding	2,553,955

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$3.93

Computation of net asset value Class IB

Net Assets	$13,616,196

Number of shares outstanding	3,497,826

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$3.89

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $648)	$157,307

Interest (including interest income of $304 from
investments in affiliated issuers) (Note 6)	1,258

Securities lending	37

Total investment income	158,602

Expenses

Compensation of Manager (Note 2)	73,769

Investor servicing fees (Note 2)	3,120

Custodian fees (Note 2)	11,483

Trustee compensation and expenses (Note 2)	12,708

Administrative services (Note 2)	9,937

Distribution fees — Class IB (Note 2)	15,428

Auditing	24,780

Legal	13,571

Other	7,291

Fees waived and reimbursed by Manager (Note 2)	(71,185)

Total expenses	100,902
Expense reduction (Note 2)	(3,003)

Net expenses	97,899
Net investment income	60,703
Net realized loss on investments (Notes 1 and 3)	(4,978,638)

Net realized gain on futures contracts (Note 1)	37,654

Net realized gain on foreign currency transactions (Note 1)	50

Net realized gain on written options (Notes 1 and 3)	5,449

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(2)

Net unrealized appreciation of investments and futures
contracts during the period	7,756,872

Net gain on investments	2,821,385

Net increase in net assets resulting from operations	$2,882,088

The accompanying notes are an integral part of these financial statements.

158 Putnam VT Growth Opportunities Fund

Statement of changes in net assets

	Putnam VT
	Growth Opportunities Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$60,703	$204,491

Net realized loss on investments and
foreign currency transactions	(4,935,485)	(999,337)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	7,756,870	(13,589,739)

Net increase (decrease) in net assets
resulting from operations	2,882,088	(14,384,585)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(109,030)	—

Class IB	(108,299)	—

Increase in capital from settlement
payment (Note 8)	—	2,948

Decrease from capital share transactions
(Note 4)	(328,742)	(7,132,619)

Total increase (decrease) in net assets	2,336,017	(21,514,256)

Net assets:

Beginning of period	21,314,064	42,828,320

End of period (including undistributed
net investment income of $50,892 and
$207,518, respectively)	$23,650,081	$21,314,064

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth Opportunities Fund 159

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,f	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,d,f	Ratio of net investment income (loss) to average net assets (%)f	Portfolio turnover (%)

Putnam VT Growth Opportunities Fund (Class IA)

6/30/09†	$3.48	.01	.49 k	.50	(.05)	(.05)	—	$3.93	14.47* k	$10,034	.40*	.36*	123.32*

12/31/08	5.58	.04	(2.14) j	(2.10)	—	—	— e,i	3.48	(37.64) j	8,712.81		.78	99.67

12/31/07	5.29	.01	.30	.31	(.02)	(.02)	—	5.58	5.82	17,346.81		.14	60.00

12/31/06	4.88	.01	.42	.43	(.02)	(.02)	—	5.29	8.75	21,650.83		.30	82.83

12/31/05	4.72	.02 h	.18	.20	(.04)	(.04)	—	4.88	4.34	24,764.87		.36 h	154.79

12/31/04	4.63	.03 g	.07	.10	(.01)	(.01)	—	4.72	2.08	31,196.90		.76 g	57.02

Putnam VT Growth Opportunities Fund (Class IB)

6/30/09†	$3.44	.01	.47 k	.48	(.03)	(.03)	—	$3.89	14.15* k	$13,616	.53*	.24*	123.32*

12/31/08	5.53	.02	(2.11) j	(2.09)	—	—	— e,i	3.44	(37.79) j	12,602	1.06	.53	99.67

12/31/07	5.24	(.01)	.30	.29	— e	— e	—	5.53	5.60	25,482	1.06	(.11)	60.00

12/31/06	4.83	— e	.41	.41	— e	— e	—	5.24	8.55	29,273	1.08	.05	82.83

12/31/05	4.67	.01 h	.18	.19	(.03)	(.03)	—	4.83	4.11	32,082	1.12	.11 h	154.79

12/31/04	4.59	.02 g	.06	.08	—	—	—	4.67	1.74	36,059	1.15	.55 g	57.02

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.33%

12/31/08	0.39

12/31/07	0.25

12/31/06	0.24

12/31/05	0.13

12/31/04	0.05

g Reflects a special dividend which amounted to $0.03 per share and 0.58% of average net assets.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (SEC) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008. (Note 8)

j Reflects a non-recurring litigation payment from Enron Corporation which amounted to $0.05 per share outstanding as of December 29, 2008. Without this payment, total returns for each class, for the year ended December 31, 2008 would have been -38.35% and -38.70% for class IA and class IB, respectively.

k Reflects a non-recurring litigation payment from Tyco International, Ltd. which amounted to $0.02 per share outstanding as of March 13, 2009. Without this payment, total returns for each class, for the six months ended June 30, 2009 would have been 13.88% and 13.56% for class IA and class IB, respectively.

The accompanying notes are an integral part of these financial statements.

160 Putnam VT Growth Opportunities Fund

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Putnam VT Growth Opportunities Fund 161

Putnam VT High Yield Fund

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2009

Class IA: $5.55	Class IB: $5.51

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	26.14%	25.89%

1 year	–6.70	–6.95

5 years	19.81	18.11
Annualized	3.68	3.38

10 years	49.18	45.61
Annualized	4.08	3.83

Life	328.70	312.14
Annualized	7.03	6.84

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

Following dismal performance in 2008, the high-yield market rallied during the semiannual period. Market sentiment improved even as the economy continued to contract, though recent data shows the rate of contraction slowing. Corporate earnings surprised to the upside following significantly reduced forecasts. Investors’ aversion to risk abated, as the riskier segments of the high-yield market performed best. In this environment, Putnam VT High Yield Fund’s class IA shares delivered a return of 26.14% at net asset value for the six months ended June 30, 2009.

Management’s decision to own a greater number of higher-quality bonds detracted from relative performance as the high-yield market rallied dramatically and the lower-quality and distressed segments performed best. An underweight to financials also detracted from performance, as did underweights to housing and services — two economically sensitive areas that outperformed as the market rallied. Management also maintained a significant stake in bank loans, which aided performance as the bank loan market outperformed high-yield bonds. From an issuer perspective, relative performance was constrained by management’s decision to underweight real-estate finance company Residential Capital (ResCap), a subsidiary of General Motors Acceptance Corp. (GMAC), the financing arm of General Motors. Management believed that the housing market would continue to struggle going forward. During the period, GMAC received a significant capital infusion from the U.S. Treasury, making it less likely that ResCap would default in the near term, aiding relative performance. Another holding that underperformed was magazine publisher American Media, which suffered due to declining advertising and circulation trends. Management believes that the issue still has good relative value, and continues to hold the bonds. Overweights to energy, health care, cable TV, and wireless telecommunications helped performance. Cable TV company Charter Communications restructured its debt by converting some of its bonds into equity shares during the period. The fund’s investments in Charter were in a part of its capital structure that benefited from the move; the bonds held by the fund had a greater equity cushion as a result of the restructuring, causing the price of the issues to rise. An overweight allocation to GMAC also helped performance. As outlined above, GMAC benefited during the period from the Treasury’s capital infusion following the company’s conversion to a bank holding company.

Going forward, fund management believes the worst of the economic slowdown is behind us and signs indicate that the economic decline may be slowing. Management expects the default rate will remain elevated, though increased access to capital may defer defaults in the near term. Although high-yield bond prices have rallied year-to-date, valuations still remain attractive on a historical basis, especially in the highest-quality tier of the high-yield market. Against this varied backdrop, fund management believes that the higher-quality areas of the market offer the most value.

Consider these risks before you invest: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current and future portfolio holdings are subject to risk.

162 Putnam VT High Yield Fund

Your fund’s managers

Paul Scanlon is Team Leader of U.S. High Yield at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul Scanlon, your fund’s Portfolio Managers are Norman Boucher and Robert Salvin.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	3.5%	Ba	25.9%

Aa	—	B	40.2%

A	0.1%	Caa	18.3%

Baa	6.1%	Other	5.9%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Credit qualities shown as a percentage of portfolio value as of 6/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT High Yield Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.09	$5.49	$3.66	$4.91

Ending value (after expenses)	$1,261.40	$1,258.90	$1,021.17	$1,019.93

Annualized expense ratio	0.73%	0.98%	0.73%	0.98%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT High Yield Fund 163

The fund’s portfolio 6/30/09 (Unaudited)

CORPORATE BONDS AND NOTES (79.0%)*		Principal amount	Value

Advertising and marketing services (0.2%)
Lamar Media Corp. company guaranty,
7 1/4s 2013		$725,000	$689,656

Lamar Media Corp. 144A sr. notes 9 3/4s, 2014		175,000	180,906

Vertis, Inc. company
guaranty sr. notes zero %, 2014 ‡‡		688,149	3,441

			874,003
Automotive (2.5%)
Dana Corp. escrow sr. notes 5.85s,
2015 (In default) †		1,540,000	154

Ford Motor Credit Co., LLC notes 7 7/8s, 2010		2,385,000	2,265,428

Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011		1,290,000	1,199,700

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		1,753,000	1,682,880

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009		1,370,000	1,358,256

Ford Motor Credit Corp. sr. notes
7 1/4s, 2011		25,000	21,623

Tenneco Automotive, Inc. sec. notes Ser. B,
10 1/4s, 2013		1,265,000	1,198,588

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015		355,000	280,450

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	230,000	193,752

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,260,000	869,400

TRW Automotive, Inc. 144A company
guaranty sr. unsec. unsub. notes 7s, 2014		305,000	219,600

			9,289,831
Basic materials (7.4%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018		1,290,000	1,209,375

AK Steel Corp. company guaranty sr. unsec.
notes 7 3/4s, 2012		750,000	727,500

Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡		1,320,000	14,850

Aleris International, Inc. company
guaranty sr. unsec. sub. notes 10s,
2016 (In default) †		805,000	17,106

Builders FirstSource, Inc. company
guaranty sr. notes FRN 5.133s, 2012		1,255,000	539,650

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.629s, 2013
(Netherlands)		850,000	582,250

Compass Minerals International, Inc. 144A
sr. notes 8s, 2019		830,000	822,738

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014		595,000	612,851

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		2,405,000	2,423,038

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		950,000	954,750

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		1,100,000	1,133,000

Gerdau Ameristeel Corp. sr. notes 10 3/8s,
2011 (Canada)		790,000	803,825

Graphic Packaging International, Inc.
sr. notes 8 1/2s, 2011		264,000	261,360

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Basic materials cont.
Graphic Packaging International, Inc. 144A
company guaranty sr. unsec. notes,
9 1/2s 2017		$310,000	$305,350

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		640,000	288,000

Huntsman International, LLC company
guaranty Ser. REGS, 6 7/8s, 2013	EUR	630,000	634,643

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		$1,485,000	1,510,988

International Paper Co. sr. unsec.
notes 7.4s, 2014		180,000	179,019

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		340,000	127,500

Metals USA, Inc. sec. notes 11 1/8s, 2015		1,130,000	928,013

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014		1,150,000	511,750

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		735,000	745,106

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		200,000	206,000

Nalco Co. 144A sr. notes 8 1/4s, 2017		165,000	165,825

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		467,152	67,737

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		1,250,000	750,000

Novelis, Inc. company guaranty 7 1/4s, 2015		1,200,000	912,000

Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	310,000	409,126

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017		$200,000	198,216

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		1,360,000	1,050,600

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 7 3/8s,
2012		240,000	227,400

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s,
2015		1,635,000	1,438,800

Steel Dynamics, Inc. 144A sr. notes 7 3/4s,
2016		460,000	433,550

Stone Container Corp. sr. notes 8 3/8s, 2012		650,000	248,625

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)		495,000	363,185

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)		750,000	806,250

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)		1,245,000	1,304,138

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)		1,285,000	1,329,975

Tube City IMS Corp. company
guaranty sr. unsec. sub. notes 9 3/4s, 2015		1,085,000	664,563

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sec. notes FRN Ser. B,
4.778s, 2014		510,000	239,700

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sub. notes Ser. B,
9 1/8s, 2014		1,445,000	671,925

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. sec. notes 11 1/2s, 2014		935,000	855,525

			27,675,802

164 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Broadcasting (2.0%)
Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	$380,000	$224,200

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	500,000	110,000

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	730,000	709,925

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	1,940,000	1,794,500

Echostar DBS Corp. sr. notes 6 3/8s, 2011	2,310,000	2,240,700

Univision Communications, Inc. 144A company
guaranty unsec. notes zero %, 2015 ‡‡	795,000	463,088

Univision Communications, Inc. 144A sr. sec.
notes 12s, 2014	210,000	206,325

XM Satellite Radio Holdings, Inc. 144A
sr. sec. notes 11 1/4s, 2013	565,000	560,763

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	1,310,000	1,066,013

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †	290,000	580

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †	847,000	2,118

		7,378,212
Building materials (1.5%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	1,850,000	1,618,750

Masco Corp. sr. unsec. unsub. notes
6 1/8s, 2016	1,185,000	994,921

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	1,700,000	1,649,000

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	520,000	466,700

Texas Industries, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2013	210,000	190,050

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sec. notes 10s, 2013	270,000	216,675

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,870,000	532,950

		5,669,046
Cable television (1.9%)
Adelphia Communications Corp. escrow
bonds zero %, 2010	80,000	1,500

Adelphia Communications Corp. escrow
bonds zero %, 2010	130,000	2,438

Adelphia Communications Corp. escrow
bonds zero %, 2010	140,000	2,625

Adelphia Communications Corp. escrow
bonds zero %, 2009	755,000	14,156

Adelphia Communications Corp. escrow
bonds zero %, 2010	290,000	5,438

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	520,000	445,900

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	1,400,000	1,386,000

CCH I Holdings, LLC company
guaranty sr. unsec. unsub. notes 12 1/8s,
2015 (In default) †	15,000	94

CCH I, LLC sec. notes 11s,
2015 (In default) †	1,644,000	197,280

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †	425,000	448,375

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Cable television cont.
CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		$1,590,000	$1,669,500

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s,
2013 (In default) †		640,000	608,000

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		1,080,000	1,042,200

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014		245,000	242,856

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		930,000	936,975

			7,003,337
Capital goods (4.2%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		645,000	591,788

Allied Waste North America, Inc. company
guaranty sr. unsub. sec. notes 7 7/8s, 2013		225,000	229,500

Baldor Electric Co. company guaranty
8 5/8s, 2017		1,030,000	947,600

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018		1,760,000	1,658,800

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019		245,000	238,875

Berry Plastics Corp. company
guaranty sr. notes FRN 5.881s, 2015		260,000	229,450

Berry Plastics Holding Corp. company
guaranty sr. unsec. sub. notes
10 1/4s, 2016		30,000	21,450

Berry Plastics Holding Corp. sec. notes FRN
4.504s, 2014		135,000	87,750

Bombardier, Inc. 144A sr. unsec. notes FRN
4.406s, 2013 (Canada)	EUR	515,000	580,256

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$874,000	852,150

Crown European Holdings SA company
guaranty sr. sec. notes 6 1/4s, 2011
(France)	EUR	270,000	366,191

General Cable Corp. company
guaranty sr. unsec. notes FRN 3.583s, 2015		$1,250,000	1,012,500

Hawker Beechcraft Acquisition Co., LLC
sr. unsec. notes 8 1/2s, 2015		100,000	51,500

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		735,000	681,713

L-3 Communications Corp. company
guaranty 7 5/8s, 2012		450,000	451,125

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		1,510,000	1,370,325

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		10,000	9,300

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)		2,235,000	1,925,001

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	255,000	322,218

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12 1/4s, 2015		$1,035,000	843,525

Solo Cup Co. 144A sr. sec. notes
10 1/2s, 2013		125,000	125,313

TD Funding Corp. company guaranty
7 3/4s, 2014		1,130,000	1,073,500

Terex Corp. company guaranty 7 3/8s, 2014		1,055,000	965,325

Titan International, Inc. company
guaranty 8s, 2012		1,295,000	1,171,975

			15,807,130

Putnam VT High Yield Fund 165

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Coal (1.0%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	$2,355,000	$2,148,938

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	1,855,000	1,752,975

		3,901,913
Commercial and consumer services (1.4%)
Aramark Corp. company guaranty 8 1/2s, 2015	1,370,000	1,328,900

Aramark Corp. company guaranty sr. unsec.
notes FRN 4.528s, 2015	160,000	130,000

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	1,090,000	1,073,650

Expedia, Inc. company guaranty sr. unsec.
notes 7.456s, 2018	335,000	317,413

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016	500,000	483,750

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s,
2016	1,180,000	1,156,400

Travelport LLC company guaranty 11 7/8s, 2016	230,000	135,700

Travelport LLC company guaranty 9 7/8s, 2014	670,000	445,550

		5,071,363
Consumer (0.7%)
Jostens IH Corp. company guaranty 7 5/8s,
2012	1,265,000	1,261,838

Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	1,665,000	1,402,763

		2,664,601
Consumer staples (4.9%)
Archibald Candy Corp. company guaranty 10s,
2009 (In default) F †	172,499	2,664

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s,
2016	1,020,000	708,900

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s,
2014	685,000	486,350

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,165,000	978,600

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	205,000	176,813

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	170,000	157,250

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s,
2016	1,650,000	1,526,250

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	1,305,000	1,321,313

Dole Food Co. 144A sr. unsec. notes 13 7/8s,
2014	1,185,000	1,303,500

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	860,000	743,900

Jarden Corp. company guaranty 7 1/2s, 2017	1,055,000	923,125

Jarden Corp. sr. unsec. 8s, 2016	360,000	343,800

JBS USA LLC/JBS USA Finance, Inc. 144A
sr. notes 11 5/8s, 2014	605,000	571,725

Pinnacle Foods Finance LLC sr. notes 9 1/4s,
2015	445,000	402,725

Prestige Brands, Inc. sr. sub. notes 9 1/4s,
2012	1,338,000	1,324,620

Rite Aid Corp. company guaranty 9 1/2s, 2017	990,000	643,500

Rite Aid Corp. sec. notes 7 1/2s, 2017	345,000	269,963

RSC Equipment Rental, Inc. 144A sr. sec.
notes 10s, 2017	310,000	309,613

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Smithfield Foods, Inc. sr. unsec. notes 7s,
2011	$245,000	$232,750

Smithfield Foods, Inc. sr. unsec.
notes Ser. B, 7 3/4s, 2013	835,000	684,700

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	520,000	513,500

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015 (In default) †	1,480,000	991,600

Spectrum Brands, Inc. company
guaranty sr. unsec.
sub. notes stepped-coupon 12 1/2s (12 3/4s,
10/2/09), 2013 †† (In default) † ‡‡	1,015,000	700,350

Supervalu, Inc. sr. unsec. notes 8s, 2016	595,000	577,150

Tyson Foods, Inc. 144A sr. unsec.
notes 10 1/2s, 2014	745,000	808,325

United Rentals North America, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2012	365,000	354,050

United Rentals North America, Inc. 144A
company guaranty sr. unsec. notes 10 7/8s,
2016	155,000	148,800

Wendy’s/Arby’s Restaurants LLC 144A
sr. unsec. notes 10s, 2016	1,040,000	994,500

		18,200,336
Energy (oil field) (1.6%)
Complete Production Services, Inc. company
guaranty 8s, 2016	885,000	756,675

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	2,030,000	1,852,375

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	555,000	502,969

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s,
2014	1,370,000	1,209,025

Oslo Seismic Services, Inc. 1st mtge. 8.28s,
2011	439,357	446,178

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	810,000	803,925

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015	875,000	297,500

		5,868,647
Entertainment (0.9%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	129,000	124,808

Cinemark, Inc. 144A company
guaranty sr. notes 8 5/8s, 2019	480,000	474,000

Hertz Corp. company guaranty 8 7/8s, 2014	1,430,000	1,315,600

Marquee Holdings, Inc. sr. disc. notes 12s,
2014	1,275,000	981,750

Universal City Development Partners, Ltd.
sr. unsec. unsub. notes 11 3/4s, 2010	500,000	476,250

		3,372,408
Financials (3.2%)
CB Richard Ellis Services, Inc. 144A
sr. sub. notes 11 5/8s, 2017	400,000	390,000

CIT Group, Inc. sr. unsec. notes 7 5/8s, 2012	685,000	469,051

CIT Group, Inc. sr. unsec.
unsub. notes 5.65s, 2017	540,000	304,679

CIT Group, Inc. sr. unsec.
unsub. notes 5.2s, 2010	420,000	331,781

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	1,189,000	1,159,275

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2011	995,000	900,475

166 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Financials cont.
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	$955,000	$809,840

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	2,333,000	1,948,055

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	335,000	293,125

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	1,311,000	1,029,135

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	69,000	57,615

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.868s, 2014	128,000	89,600

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	246,644

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	240,000	195,900

iStar Financial, Inc. sr. unsec.
unsub. notes 8 5/8s, 2013 R	400,000	208,000

iStar Financial, Inc. sr. unsec.
unsub. notes 5.65s, 2011 R	530,000	307,400

iStar Financial, Inc. sr. unsec.
unsub. notes Ser. B, 5.95s, 2013 R	260,000	114,400

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	400,000	362,000

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	920,000	747,500

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	525,000	379,312

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	725,000	500,250

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	245,000	199,675

Universal City Florida Holding Co.
sr. unsec. notes FRN 5.778s, 2010	780,000	637,650

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.758s, 2014	215,000	139,750

		11,821,112
Gaming and lottery (1.9%)
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	670,000	496,638

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	680,000	550,800

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144,
10s, 2018	1,697,000	975,775

Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. sec. notes
11 1/4s, 2017	380,000	359,100

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	1,445,000	722,500

MGM Mirage, Inc. company guaranty
6 3/4s, 2013	210,000	140,175

MGM Mirage, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	500,000	323,750

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	155,000	160,813

Penn National Gaming, Inc. company
guaranty sr. notes 6 7/8s, 2011	170,000	166,600

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	765,000	654,075

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,225,000	1,218,875

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	1,020,000	351,900

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Gaming and lottery cont.
Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †	$2,130,000	$263,588

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH,
6 5/8s, 2014	725,000	638,000

		7,022,589
Health care (8.0%)
Biomet, Inc. company guaranty sr. unsec.
bond 10s, 2017	1,290,000	1,312,575

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	700,000	686,000

DaVita, Inc. company guaranty 6 5/8s, 2013	1,350,000	1,272,375

Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	1,700,000	1,551,250

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	760,000	792,300

HCA, Inc. company guaranty sr. notes
9 5/8s, 2016 ‡‡	1,225,000	1,212,750

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,380,000	1,359,300

HCA, Inc. sr. sec. notes 9 1/8s, 2014	2,605,000	2,578,950

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	225,000	221,344

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	320,000	323,200

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	950,000	931,000

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,065,000	913,238

Healthsouth Corp. company
guaranty sr. unsec. notes FRN 7.218s, 2014	495,000	451,688

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	340,000	333,200

Omnicare, Inc. company guaranty 6 3/4s, 2013	90,000	81,000

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	255,000	230,138

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	1,320,000	1,207,800

Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	300,000	275,250

Select Medical Corp. company
guaranty 7 5/8s, 2015	1,820,000	1,478,750

Service Corporation International
debs. 7 7/8s, 2013	688,000	660,480

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	495,000	446,738

Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	1,785,000	1,660,050

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes
9 1/8s, 2015	980,000	970,200

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,115,000	774,925

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes zero %, 2015 ‡‡	705,000	542,850

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	600,000	549,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	535,000	561,750

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	1,020,000	1,027,650

United Surgical Partners International, Inc.
company guaranty sr. unsec.
sub. notes 8 7/8s, 2017	390,000	354,900

US Oncology, Inc. company
guaranty sr. unsec. sub. notes
10 3/4s, 2014	500,000	495,000

Putnam VT High Yield Fund 167

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Health care cont.
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014		$2,044,000	$1,957,130

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R		2,305,000	2,374,150

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R		395,000	370,313

			29,957,244
Homebuilding (0.7%)
D.R. Horton, Inc. company guaranty sr. unsec.
unsub. notes Ser. MTN, 6s, 2011		415,000	406,700

Meritage Homes Corp. company
guaranty 6 1/4s, 2015		1,110,000	854,700

Meritage Homes Corp. sr. notes 7s, 2014		205,000	168,100

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014		2,625,000	1,135,313

			2,564,813
Household furniture and appliances (0.4%)
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014		535,000	440,038

Sealy Mattress Co. 144A sr. sec.
notes 10 7/8s, 2016		835,000	874,663

			1,314,701
Lodging/Tourism (0.7%)
FelCor Lodging LP company guaranty
9s, 2011 R		505,000	444,400

Host Marriott LP company guaranty Ser. Q,
6 3/4s, 2016 R		30,000	26,025

Host Marriott LP sr. notes Ser. M,
7s, 2012 R		1,715,000	1,654,975

Seminole Hard Rock Entertainment, Inc. 144A
sr. notes FRN 3.129s, 2014		830,000	564,400

			2,689,800
Media (1.8%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015		695,000	594,225

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		865,000	800,125

Affinity Group, Inc. sr. sub. notes 9s, 2012		1,295,000	880,600

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 6 1/4s, 2014		60,000	52,500

Interpublic Group of Companies, Inc. (The)
sr. unsec. unsub. notes FRN 2.883s, 2010		470,000	460,600

Interpublic Group of Companies, Inc. (The)
144A sr. unsec. notes 10s, 2017		205,000	208,075

Liberty Media, LLC sr. notes 5.7s, 2013		495,000	428,175

Liberty Media, LLC sr. unsec. notes
7 7/8s, 2009		615,000	611,156

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014		1,280,000	1,211,200

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††		1,185,000	761,363

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)		580,000	558,250

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 9 1/2s,
2016 (United Kingdom)	EUR	140,000	186,732

			6,753,001

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Oil and gas (8.3%)
Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	$1,045,000	$647,900

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	250,000	251,875

Chesapeake Energy Corp. sr. notes
7 1/2s, 2014	500,000	473,750

Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	1,320,000	1,263,900

Chesapeake Energy Corp. sr. notes 7s, 2014	240,000	222,000

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	2,120,000	1,176,600

Comstock Resources, Inc. sr. notes
6 7/8s, 2012	1,000,000	960,000

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	1,250,000	756,250

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)	345,000	332,925

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	155,000	159,263

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,305,000	1,239,750

Encore Acquisition Co. sr. sub. notes
6s, 2015	1,643,000	1,355,475

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,490,000	1,288,850

Ferrellgas LP/Finance 144A sr. notes
6 3/4s, 2014	110,000	95,150

Forest Oil Corp. sr. notes 8s, 2011	1,390,000	1,383,050

Harvest Operations Corp. sr. notes
7 7/8s, 2011	1,350,000	1,134,000

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	535,000	452,075

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	240,819

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	2,220,000	2,045,175

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	370,000	244,200

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	840,000	543,900

Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	675,000	691,157

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	1,390,000	1,383,050

PetroHawk Energy Corp. 144A
sr. notes 10 1/2s, 2014	140,000	143,150

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	855,000	718,200

Petroplus Finance, Ltd. 144A company
guaranty 6 3/4s, 2014 (Bermuda)	1,270,000	1,092,200

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	245,000	229,075

Plains Exploration & Production Co. company
guaranty 7s, 2017	1,450,000	1,268,750

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	290,000	226,200

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	315,950

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	515,000	533,025

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	255,000	242,250

168 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Oil and gas cont.
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	$1,370,000	$1,106,275

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN 4.833s, 2014	495,000	388,846

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	1,550,000	1,325,250

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	2,010,000	1,502,475

Whiting Petroleum Corp. company guaranty
7s, 2014	1,470,000	1,363,425

Williams Cos., Inc. (The) notes 7 3/4s, 2031	950,000	855,000

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	455,000	448,175

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	295,000	291,313

Williams Cos., Inc. (The) 144A notes
6 3/8s, 2010	435,000	434,915

		30,825,588
Publishing (0.4%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	1,217,315	477,796

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	101,984	50,227

CanWest Media, Inc. company guaranty 8s,
2012 (Canada) (In default) †	895,304	264,115

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	720,000	540,000

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	270,000	244,688

Reader’s Digest Association, Inc. (The)
company guaranty sr. unsec. sub. notes
9s, 2017	1,295,000	55,038

		1,631,864
Regional Bells (1.4%)
Cincinnati Bell, Inc. company guaranty
7s, 2015	520,000	465,400

Citizens Communications Co. notes
9 1/4s, 2011	1,075,000	1,120,688

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2014	375,000	354,375

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	355,000	323,938

Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012	2,140,000	2,156,050

Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025	555,000	424,575

Qwest Corp. 144A sr. unsec. notes
8 3/8s, 2016	240,000	231,600

Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty sr. unsec. unsub. notes
7 3/4s, 2015	140,000	137,200

		5,213,826
Retail (2.0%)
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	810,000	352,350

Burlington Coat Factory Warehouse Corp.
company guaranty sr. unsec. notes
11 1/8s, 2014	1,065,000	846,675

Dollar General Corp. company
guaranty sr. unsec. notes 10 5/8s, 2015	635,000	685,800

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
4.593s, 2014	1,735,000	1,396,675

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Retail cont.
Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013	$860,000	$339,700

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 6.261s, 2012	285,000	88,350

Limited Brands, Inc. 144A sr. notes
8 1/2s, 2019	405,000	388,026

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	1,095,000	717,225

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	1,690,218	997,229

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	675,000	756,000

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,245,000	1,005,338

		7,573,368
Technology (4.1%)
Amkor Technologies, Inc. sr. notes
7 3/4s, 2013	1,037,000	951,448

Avago Technologies Finance company
guaranty sr. unsec. notes FRN 6.168s,
2013 (Singapore)	6,000	5,175

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s,
2013 (Singapore)	480,000	489,600

Avago Technologies Finance company
guaranty sr. unsec. sub. notes 11 7/8s,
2015 (Singapore)	270,000	270,437

Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	660,000	643,500

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,030,000	861,338

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	430,000	357,438

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	2,285,000	1,622,350

First Data Corp. 144A company
guaranty sr. unsec. unsub. notes
10.55s, 2015 ‡‡	1,200,000	702,000

Flextronics International, Ltd. sr. unsec.
sub. notes 6 1/4s, 2014 (Singapore)	300,000	280,500

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	2,080,000	1,050,400

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
10 1/8s, 2016	187,000	63,580

Iron Mountain, Inc. company guaranty
6 5/8s, 2016	1,210,000	1,082,950

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	130,000	121,388

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	145,000	82,288

National Semiconductor Corp. sr. unsec.
notes 6.6s, 2017	715,000	625,361

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †	690,000	863

Sanmina Corp. sr. unsec. sub. notes
8 1/8s, 2016	120,000	87,450

Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016	670,000	576,638

Seagate Technology International 144A
company guaranty sr. sec. notes 10s, 2014
(Cayman Islands)	315,000	324,844

Putnam VT High Yield Fund 169

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		$1,180,000	$1,090,025

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		2,290,000	2,164,050

SunGard Data Systems, Inc. 144A sr. unsec.
notes 10 5/8s, 2015		296,000	290,080

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013		990,000	930,600

Xerox Capital Trust I company guaranty
8s, 2027		895,000	680,200

			15,354,503
Telecommunications (6.4%)
American Tower Corp. sr. unsec. notes
7s, 2017		495,000	478,913

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019		340,000	328,950

BCM Ireland Finance Ltd. 144A FRN 6.281s,
2016 (Cayman Islands)	EUR	440,000	351,092

CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec. notes 7 3/4s, 2017		$350,000	341,250

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013		715,000	737,344

Centennial Communications Corp. sr. unsec.
notes FRN 6.958s, 2013		885,000	880,575

Crown Castle International Corp. sr. unsec.
notes 9s, 2015		185,000	188,238

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		810,000	672,300

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)		1,100,000	1,067,000

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012 (United Kingdom)		1,329,000	1,375,515

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)		2,665,000	2,718,300

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††		625,000	559,375

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon Ser. *, zero %
(9 1/2s, 2/1/10), 2015 (Bermuda) ††		1,165,000	1,042,675

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 7/8s, 2015 (Bermuda)		675,000	651,375

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 1/2s, 2013 (Bermuda)		680,000	652,800

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		1,375,000	1,127,500

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		285,000	216,600

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		2,175,000	2,161,406

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D,
7 3/8s, 2015		1,785,000	1,423,538

Nordic Telephone Co. Holdings ApS 144A
sr. sec. bond 8 7/8s, 2016 (Denmark)		260,000	250,900

PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes
9 1/2s, 2015		650,000	563,875

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Telecommunications cont.
Sprint Capital Corp. company
guaranty 7 5/8s, 2011	$275,000	$271,906

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	2,260,000	1,604,600

West Corp. company guaranty 9 1/2s, 2014	1,215,000	1,063,125

Windstream Corp. company guaranty
8 5/8s, 2016	1,695,000	1,622,963

Windstream Corp. company guaranty
8 1/8s, 2013	1,435,000	1,388,363

		23,740,478
Telephone (0.8%)
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	1,365,000	1,344,525

Cricket Communications, Inc. 144A sr. sec.
notes 7 3/4s, 2016	600,000	577,500

iPCS, Inc. company guaranty sr. sec.
notes FRN 3.153s, 2013	500,000	395,000

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	510,000	506,175

		2,823,200
Textiles (0.6%)
Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016	80,000	77,400

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	1,850,000	1,817,625

Oxford Industries, Inc. sr. notes
8 7/8s, 2011	180,000	180,000

		2,075,025
Tire and rubber (0.3%)
Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	1,265,000	1,277,650

		1,277,650
Transportation (0.4%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,065,000	963,825

RailAmerica, Inc. 144A company
guaranty sr. sec. notes 9 1/4s, 2017	610,000	588,650

		1,552,475
Utilities and power (7.4%)
AES Corp. (The) sr. unsec. notes 8s, 2020	380,000	341,050

AES Corp. (The) sr. unsec. unsub. notes
8s, 2017	730,000	678,900

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	1,085,000	1,085,000

Allegheny Energy Supply 144A sr. unsec. bond
8 1/4s, 2012	860,000	894,824

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	785,000	807,563

CMS Energy Corp. sr. notes 8 1/2s, 2011	430,000	445,067

CMS Energy Corp. sr. notes 7 3/4s, 2010	345,000	359,324

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)	1,055,000	973,688

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	1,130,000	991,575

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	525,000	427,875

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	120,000	107,400

Edison Mission Energy sr. unsec. notes
7.2s, 2019	1,020,000	759,900

Edison Mission Energy sr. unsec. notes
7s, 2017	30,000	23,025

El Paso Corp. sr. unsec. notes 12s, 2013	250,000	271,250

El Paso Natural Gas Co. debs. 8 5/8s, 2022	360,000	388,827

170 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Utilities and power cont.
Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	$2,115,000	$1,924,650

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	510,000	512,550

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	170,000	162,350

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	1,360,000	1,360,000

Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,665,000	1,598,400

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	305,000	338,305

NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes 5.4s, 2014	410,000	387,949

NRG Energy, Inc. company guaranty
7 3/8s, 2017	685,000	647,325

NRG Energy, Inc. sr. notes 7 3/8s, 2016	4,270,000	4,040,488

Oncor Electric Delivery Co. sec.
bonds 5.95s, 2013	1,220,000	1,269,467

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	1,240,000	1,283,400

Sierra Pacific Power Co. general ref. mtge.
6 1/4s, 2012	275,000	285,423

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	1,400,000	1,379,008

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
7.2s, 2011	335,000	345,450

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
7s, 2012	525,000	534,185

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
6 3/4s, 2015	85,000	81,559

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	500,000	523,124

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	140,000	133,408

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	850,000	942,608

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	1,250,000	1,266,819

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	38,000	39,321

		27,611,057
Total corporate bonds and notes (cost $329,090,857)		$294,578,923

SENIOR LOANS (10.6%)* [c]	Principal amount	Value

Automotive (0.3%)
TRW Automotive, Inc. bank term loan FRN
Ser. B, 1 7/8s, 2014	$1,293,461	$1,136,089

		1,136,089
Basic materials (0.6%)
Huntsman International, LLC bank term loan
FRN Ser. B, 2.058s, 2014	1,244,617	1,110,821

Lyondell Chemical Co. bank term loan FRN
13s, 2009	155,000	159,514

NewPage Holding Corp. bank term loan FRN
4.067s, 2014	578,744	498,202

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. H, 4.595s, 2014	318,622	309,595

		2,078,132

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Broadcasting (0.2%)
Clear Channel Communications, Inc. bank term
loan FRN Ser. B, 4.004s, 2016	$170,000	$101,150

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.569s, 2014	1,000,000	743,214

		844,364
Capital goods (0.4%)
Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 3.22s, 2014	18,870	12,772

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2.616s, 2014	371,334	251,347

Hexcel Corp. bank term loan FRN 6 1/2s, 2014	170,000	169,575

Sensata Technologies BV bank term loan FRN
2.803s, 2013 (Netherlands)	258,795	195,822

Sequa Corp. bank term loan FRN 4.057s, 2014	420,833	327,548

Wesco Aircraft Hardware Corp. bank term loan
FRN 6.07s, 2014	385,000	267,575

Wesco Aircraft Hardware Corp. bank term loan
FRN 2.57s, 2013	408,125	355,885

		1,580,524
Communication services (0.7%)
Cebridge Connections, Inc. bank term loan
FRN 4.819s, 2014	385,000	326,608

Cebridge Connections, Inc. bank term loan
FRN Ser. B, 2.323s, 2013	149,618	136,415

Charter Communications, Inc. bank term loan
FRN 5 1/4s, 2014	785,000	621,524

Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 3/4s, 2015	1,066,697	797,356

Mediacom Communications Corp. bank term loan
FRN Ser. C, 1.79s, 2015	836,115	765,045

		2,646,948
Consumer cyclicals (3.2%)
Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.071s, 2014	1,409,155	1,113,706

Building Materials Holdings Corp.
bank term loan FRN 3.067s, 2014	698,250	606,081

CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	1,107,894	925,091

Citadel Communications bank term loan FRN
Ser. B, 2.953s, 2014	570,000	295,450

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	245,443	201,877

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	619,022	144,181

GateHouse Media, Inc. bank term loan FRN
Ser. DD, 2.328s, 2014	230,978	53,799

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	181,364	121,060

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.475s, 2014	103,248	68,918

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	966,650	920,734

Isle of Capri Casinos, Inc. bank term loan
FRN 2.97s, 2014	373,260	336,120

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. A, 2.97s, 2014	114,264	102,894

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. B, 2.069s, 2014	149,304	134,448

Lear Corp. bank term loan FRN 3.168s, 2013	239,248	166,377

Navistar Financial Corp. bank term loan FRN
4.271s, 2012	586,667	504,900

Putnam VT High Yield Fund 171

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Navistar International Corp. bank term loan
FRN 3.569s, 2012	$1,613,333	$1,388,475

Neiman Marcus Group, Inc. (The) bank term
loan FRN Ser. B, 2.509s, 2013	340,000	254,811

Six Flags Theme Parks bank term loan FRN
3.366s, 2015	1,844,881	1,730,234

Thomas Learning bank term loan FRN Ser. B,
2.82s, 2014	1,512,119	1,265,980

Travelport bank term loan FRN Ser. B,
3.146s, 2013	35,571	27,790

Travelport bank term loan FRN Ser. DD,
2.819s, 2013	217,602	170,137

Travelport, LLC. bank term loan FRN Ser. C,
8.708s, 2013	165,000	159,638

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	2,241,625	755,614

United Components, Inc. bank term loan FRN
Ser. D, 3.21s, 2012	164,667	140,790

Visteon Corp. bank term loan FRN Ser. B,
4 1/4s, 2013	495,000	202,950

VNU Group BV bank term loan FRN Ser. B,
2.321s, 2013 (Netherlands)	165,000	148,179

		11,940,234
Consumer staples (0.9%)
Claire’s Stores, Inc. bank term loan FRN
3.148s, 2014	510,000	281,775

Dole Food Co., Inc. bank term loan FRN
Ser. B, 7.965s, 2013	131,779	131,779

Dole Food Co., Inc. bank term loan FRN
Ser. C, 7.974s, 2013	491,022	491,019

Dole Food Co., Inc. bank term loan FRN
1.139s, 2013	75,191	75,190

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 3.066s, 2014	809,189	718,493

Revlon Consumer Products bank term loan FRN
Ser. B, 4.524s, 2012	475,000	422,071

Rite-Aid Corp. bank term loan FRN
8 3/4s, 2015	675,000	671,344

Rite-Aid Corp. bank term loan FRN Ser. B,
2.07s, 2014	83,938	66,790

RSC Equipment Rental, Inc. bank term loan
FRN 4.482s, 2013	645,000	493,425

		3,351,886
Financials (0.1%)
Nuveen Investments, Inc. bank term loan FRN
Ser. B, 3.33s, 2014	330,813	255,966

		255,966
Health care (1.5%)
Biomet, Inc. bank term loan FRN Ser. B,
3.58s, 2015	260,424	242,816

Community Health Systems, Inc. bank term
loan FRN Ser. B, 2.898s, 2014	994,148	893,151

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 2.569s, 2014	51,879	46,609

Health Management Associates, Inc. bank term
loan FRN 2.97s, 2014	1,379,679	1,212,608

Healthsouth Corp. bank term loan FRN Ser. B,
2.57s, 2013	935,569	873,087

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 6.289s, 2014	1,702,395	1,310,844

Select Medical Corp. bank term loan FRN
Ser. B, 2.721s, 2012	195,000	183,138

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Health care cont.
Surgical Care Affiliates, Inc. bank term
loan FRN Ser. B, 3.22s, 2015	$173,356	$151,687

United Surgical Partners International, Inc.
bank term loan FRN 2.69s, 2014	780,348	699,712

		5,613,652
Homebuilding (0.2%)
Realogy Corp. bank term loan FRN 0.166s, 2013	174,618	125,725

Realogy Corp. bank term loan FRN Ser. B,
4.177s, 2013	648,582	466,979

		592,704
Oil and gas (0.1%)
Targa Resources, Inc. bank term loan FRN
2.33s, 2012	242,914	231,983

Targa Resources, Inc. bank term loan FRN
1.095s, 2012	140,584	134,258

		366,241
Retail (0.3%)
Dollar General Corp. bank term loan FRN
Ser. B1, 3.431s, 2013	775,000	735,277

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.676s, 2013	578,141	457,534

		1,192,811
Technology (0.7%)
Compucom Systems, Inc. bank term loan FRN
3.82s, 2014	447,288	402,559

First Data Corp. bank term loan FRN Ser. B3,
3.065s, 2014	953,776	712,650

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.381s, 2014 (Singapore)	162,288	133,308

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.037s, 2014 (Singapore)	564,762	463,912

Freescale Semiconductor, Inc. bank term loan
FRN 12 1/2s, 2014	400,277	349,242

Freescale Semiconductor, Inc. bank term loan
FRN Ser. B, 2.07s, 2013	587,888	427,394

		2,489,065
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	75,000	77,063

		77,063
Utilities and power (1.4%)
Calpine Corp. bank term loan FRN Ser. B,
4.095s, 2014	1,616,414	1,427,384

Energy Future Holdings Corp. bank term loan
FRN Ser. B2, 3.821s, 2014	2,869,941	2,045,909

Energy Future Holdings Corp. bank term loan
FRN Ser. B3, 3.821s, 2014	2,377,650	1,694,373

		5,167,666
Total senior loans (cost $45,199,912)		$39,333,345

CONVERTIBLE BONDS AND NOTES (3.4%)*	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s,
2011	$607,000	$218,520

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	550,000	338,250

Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	700,000	581,000

Alliant Techsystems, Inc. cv. company
guaranty sr. unsec. sub notes 2 3/4s, 2024	480,000	514,200

ArcelorMittal cv. sr. unsec. unsub.
notes 5s, 2014 (Luxembourg)	370,000	467,125

Digital Realty Trust LP 144A cv. sr. unsec.
notes 5 1/2s, 2029 R	515,000	508,563

172 Putnam VT High Yield Fund

CONVERTIBLE BONDS AND NOTES (3.4%)* cont.	Principal amount	Value

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012	$535,000	$419,975

General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	460,000	156,400

Intel Corp. cv. jr. unsec. sub. bonds 2.95s,
2035	435,000	365,400

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	485,000	525,158

Interpublic Group of Companies, Inc.
(The) cv. sr. unsec. notes 4 1/4s, 2023	635,000	563,563

L-3 Communications Holdings, Inc.
144A cv. company guaranty sr. unsec.
bonds 3s, 2035	590,000	567,138

Leap Wireless
International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	480,000	370,105

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	600,000	420,000

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	1,963,000	1,295,580

Maxtor Corp. cv. sr. debs. 2 3/8s, 2012	725,000	620,781

NII Holdings, Inc. 144A cv. sr. unsec.
notes 3 1/8s, 2012	716,000	550,425

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	1,380,000	1,059,150

Regal Entertainment Group
144A cv. sr. unsec. notes 6 1/4s, 2011	347,000	333,988

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	678,000	467,820

Steel Dynamics, Inc. cv. sr. notes 5 1/8s,
2014	300,000	328,125

Transocean, Inc. cv. sr. unsec.
unsub. notes Ser. C, 1 1/2s, 2037
(Switzerland)	1,000,000	881,250

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	990,000	539,550

Virgin Media, Inc. 144A cv. sr. unsec.
notes 6 1/2s, 2016	755,000	585,125

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	209,000	95,879

Total convertible bonds and notes (cost $13,223,621)		$12,773,070

COMMON STOCKS (0.6%)*	Shares	Value

AboveNet, Inc. †	610	$49,398

Adelphia Recovery Trust (Ser. ACC-1) †	1,358,502	27,170

American Media, Inc. 144A F	22,316	2

Bohai Bay Litigation, LLC (Units) F	2,670	124,165

Chesapeake Energy Corp.	10,260	203,456

Dana Holding Corp. †	33,914	43,410

Decrane Aircraft Holdings, Inc. F †	11,167	11

El Paso Corp.	34,660	319,912

Elizabeth Arden, Inc. †	18,415	160,763

Qwest Communications International, Inc.	90,475	375,471

Service Corporation International	69,075	378,531

Sun Healthcare Group, Inc. †	42,490	358,616

Time Warner Cable, Inc.	136	4,307

Titan International, Inc.	7,718	57,653

Vertis Holdings, Inc. F †	33,617	34

Williams Cos., Inc. (The)	19,143	298,822

Total common stocks (cost $4,632,729)		$2,401,721

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Crown Castle International Corp. $3.125
cum. cv. pfd.	16,145	$765,878

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd. (acquired various dates from
12/2/04 to 11/8/05, cost $1,374,158) ‡	31,889	39,861

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	6,837	543,542

Great Plains Energy, Inc. $6.00 cv. pfd.	13,180	757,323

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	1,120	1,400

Total convertible preferred stocks (cost $4,341,329)		$2,108,004

PREFERRED STOCKS (0.1%)*	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	8,000	$56,000

Preferred Blocker, Inc. 144A 7.00% cum. pfd.	1,159	498,442

Total preferred stocks (cost $477,257)		$554,442

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Argentina (Republic of) bonds FRB 1.597s,
2013	$1,470,000	$461,580

Total foreign government bonds and notes (cost $565,950)		$461,580

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	236	$13,570

Decrane Aircraft Holdings
Co. Class B	6/30/10	116.00	1	—

New ASAT (Finance), Ltd.
(Cayman Islands) F	2/01/11	0.01	179,400	—

Smurfit Kappa Group
PLC 144A (Ireland)	10/01/13	EUR 0.001	432	12,115

Vertis Holdings, Inc. F	10/18/15	$0.01	2,656	—

Total warrants (cost $27,215)				$25,685

U.S. GOVERNMENT AGENCY MORTGAGE
OBLIGATIONS (0.1%)*	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates 5 1/2s,
May 1, 2033 i	$387,574	$403,965

Total U.S. government agency mortgage obligations (cost $403,965)		$403,965

MORTGAGE-BACKED SECURITIES (—%)*	Principal amount	Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	$155,000	$9,300

Total mortgage-backed securities (cost $139,446)		$9,300

SHORT-TERM INVESTMENTS (3.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	11,603,666	$11,603,666

U.S. Treasury Bills for an effective yield
of 0.70%, maturity date December 17, 2009 ##	$190,000	189,378

Total short-term investments (cost $11,793,044)		$11,793,044
Total investments (cost $409,895,325)		$364,443,079

Putnam VT High Yield Fund 173

Key to holding’s currency abbreviations

EUR Euro
FRB Floating Rate Bonds
FRN Floating Rate Notes
MTN Medium Term Notes

* Percentages indicated are based on net assets of $372,769,971.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2009 was $39,861, or less than 0.1% of net assets.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

##This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at June 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

i Security purchased with cash or received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At June 30, 2009, liquid assets totaling $1,915,000 have been designated as collateral for open swap contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY
CONTRACTS TO SELL		Aggregrate	Delivery	Unrealized
at 6/30/09 (Unaudited)	Value	face value	date	appreciation

Euro	$3,274,278	$3,307,572	7/15/09	$33,294

Total				$33,294

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

				Fixed payments	Unrealized
Swap counterparty /		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%, 11/15/11	Ba2	$300,000	9/20/12	350 bp	$(11,968)

Citibank, N.A.
Lear Corp., T/L Bank Loan	—	270,000	6/20/13	(225 bp)	89,426

Lear Corp., T/L Bank Loan	Ca	270,000	6/20/13	700 bp	(81,219)

Deutsche Bank AG
Nalco Co., 7.75%, 11/15/11	Ba2	285,000	12/20/12	363 bp	(11,663)

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	190,000	6/20/12	230 bp	(77,648)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	185,000	6/20/13	595 bp	(50,644)

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%, 11/15/11	Ba2	305,000	9/20/12	330 bp	(13,925)

Nalco Co., 7.75%, 11/15/11	Ba2	380,000	3/20/13	460 bp	(5,377)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	965,000	9/20/13	(760 bp)	(36,699)

Total					$(199,717)

* Payments related to the reference debt are made upon a credit default event.

** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at June 30, 2009.

174 Putnam VT High Yield Fund

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$57,653	$—	$11

Communication
services	429,176	27,170	—

Consumer cyclicals	43,410	—	36

Consumer staples	539,294	—	—

Energy	502,278	—	124,165

Health care	358,616	—	—

Utilities and power	319,912	—	—

Total common stocks	2,250,339	27,170	124,212

Convertible bonds
and notes	—	12,773,070	—

Convertible preferred
stocks	—	2,108,004	—

Corporate bonds
and notes	—	294,576,259	2,664

Foreign government
bonds and notes	—	461,580	—

Mortgage-backed
securities	—	9,300	—

Preferred stocks	—	554,442	—

Senior loans	—	39,333,345	—

U.S. Government Agency
Mortgage Obligations	—	403,965	—

Warrants	13,570	12,115	—

Short-term investments	11,603,666	189,378	—

Totals by level	$13,867,575	$350,448,628	$126,876

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(166,423)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Common stocks:

Capital goods	$11	$—	$—	$—	$—	$—	$11

Consumer cyclicals	34	—	—	(494,358)	494,360	—	36

Energy	124,165	—	—	—	—	—	124,165

Total common stocks	$124,210	$—	$—	$(494,358)	$494,360	$—	$124,212

Corporate bonds and notes	$54,583	3,859	(55)	(191)	(3,670)	(51,862)	$2,664

Warrants	$1,578	—	(36,659)	35,081	—	—	—

Totals	$180,371	$3,859	$(36,714)	$(459,468)	$490,690	$(51,862)	$126,876

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 175

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $398,291,659)	$352,839,413

Affiliated issuers (identified cost $11,603,666) (Note 6)	11,603,666

Cash	3,652,783

Dividends, interest and other receivables	6,912,530

Receivable for shares of the fund sold	210,485

Receivable for investments sold	3,311,846

Unrealized appreciation on swap contracts (Note 1)	89,426

Unrealized appreciation on forward currency contracts (Note 1)	35,568

Receivable for receivable purchase agreement (Note 2)	911,896

Total assets	379,567,613

Liabilities

Payable for investments purchased	4,827,838

Payable for shares of the fund repurchased	464,252

Payable for compensation of Manager (Note 2)	527,498

Payable for investor servicing fees (Note 2)	8,824

Payable for custodian fees (Note 2)	9,712

Payable for Trustee compensation and expenses (Note 2)	122,402

Payable for administrative services (Note 2)	1,728

Payable for distribution fees (Note 2)	21,204

Unrealized depreciation on forward currency contracts (Note 1)	2,274

Unrealized depreciation on swap contracts (Note 1)	289,143

Collateral on certain derivative contracts, at value (Note 1)	403,965

Other accrued expenses	118,802

Total liabilities	6,797,642

Net assets	$372,769,971

Represented by

Paid-in capital (Unlimited shares authorized) Notes 1 and 4)	$713,823,959

Undistributed net investment income (Note 1)	13,542,290

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(309,889,713)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(44,706,565)

Total — Representing net assets applicable to
capital shares outstanding	$372,769,971

Computation of net asset value Class IA

Net Assets	$269,889,597

Number of shares outstanding	48,660,379

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$5.55

Computation of net asset value Class IB

Net Assets	$102,880,374

Number of shares outstanding	18,660,891

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$5.51

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (including interest income of $16,007 from
investments in affiliated issuers) (Note 6)	$15,096,877

Dividends	120,480

Total investment income	15,217,357

Expenses

Compensation of Manager (Note 2)	1,157,637

Investor servicing fees (Note 2)	49,262

Custodian fees (Note 2)	10,334

Trustee compensation and expenses (Note 2)	20,260

Administrative services (Note 2)	15,327

Distribution fees — Class IB (Note 2)	115,160

Other	141,842

Fees waived and reimbursed by Manager (Note 2)	(190,704)

Total expenses	1,319,118

Expense reduction (Note 2)	(2,344)

Net expenses	1,316,774

Net investment income	13,900,583
Net realized loss on investments (Notes 1 and 3)	(36,368,161)

Net realized gain on swap contracts (Note 1)	121,474

Net realized loss on foreign currency transactions (Note 1)	(300,770)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	254,046

Net unrealized appreciation of investments and swap
contracts during the period	99,349,392

Net gain on investments	63,055,981

Net increase in net assets resulting from operations	$76,956,564

The accompanying notes are an integral part of these financial statements.

176 Putnam VT High Yield Fund

Statement of changes in net assets

	Putnam VT
	High Yield Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$13,900,583	$35,639,216

Net realized loss on investments and for-
eign currency transactions	(36,547,457)	(27,779,105)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	99,603,438	(122,353,648)

Net increase (decrease) in net assets
resulting from operations	76,956,564	(114,493,537)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(27,109,976)	(30,060,340)

Class IB	(10,092,163)	(12,192,359)

Increase (decrease) from capital share
transactions (Note 4)	25,664,786	(48,814,582)

Total increase (decrease) in net assets	65,419,211	(205,560,818)

Net assets:

Beginning of period	307,350,760	512,911,578

End of period (including undistributed net
investment income of $13,542,290 and
$36,843,846, respectively)	$372,769,971	$307,350,760

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 177

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT High Yield Fund (Class IA)

6/30/09 †	$5.00	.22	.97	1.19	(.64)	(.64)	$5.55	26.14*	$269,890	.36*	4.20*	26.41*

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063.72		8.37	24.21

12/31/07	7.83	.58	(.33)	.25	(.63)	(.63)	7.45	3.17	360,197.73		7.67	43.25

12/31/06	7.68	.56	.20	.76	(.61)	(.61)	7.83	10.60	431,054.74		7.46	51.55

12/31/05	8.10	.56	(.31)	.25	(.67)	(.67)	7.68	3.47	460,707.76		7.27	43.21

12/31/04	7.97	.58	.24	.82	(.69)	(.69)	8.10	10.99	525,899.78		7.47	50.44

Putnam VT High Yield Fund (Class IB)

6/30/09 †	$4.96	.21	.96	1.17	(.62)	(.62)	$5.51	25.89*	$102,880	.49*	4.08*	26.41*

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287.97		8.11	24.21

12/31/07	7.78	.56	(.34)	.22	(.61)	(.61)	7.39	2.79	152,715.98		7.42	43.25

12/31/06	7.62	.54	.21	.75	(.59)	(.59)	7.78	10.52	167,982.99		7.20	51.55

12/31/05	8.05	.53	(.31)	.22	(.65)	(.65)	7.62	3.10	170,165	1.01	7.02	43.21

12/31/04	7.94	.55	.23	.78	(.67)	(.67)	8.05	10.54	175,106	1.03	7.18	50.44

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.06%

12/31/08	0.10

12/31/07	0.06

12/31/06	0.07

12/31/05	0.02

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

178 Putnam VT High Yield Fund

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Putnam VT High Yield Fund 179

Putnam VT Income Fund

Investment objective
High current income consistent with what Putnam Management
believes to be prudent risk

Net asset value June 30, 2009
Class IA: $10.36	Class IB: $10.30

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	23.10%	22.81%

1 year	–5.18	–5.39

5 years	10.59	9.15
Annualized	2.03	1.77

10 years	46.45	43.00
Annualized	3.89	3.64

Life	255.83	242.23
Annualized	6.11	5.91

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

Unprecedented government intervention, a brightening economic picture, and improving investor sentiment helped credit markets to stabilize and then rebound impressively during the period. The Fed (Federal Reserve Board) and several non-U.S. central banks initiated a series of interest-rate reductions designed to stimulate economic activity. In addition, the Fed and the U.S. Treasury introduced several new lending facilities to renew credit flows among large financial institutions. In February 2009, Congress approved an $800 billion stimulus package designed to buoy the economy with new spending. Then in March, the U.S. Treasury announced a plan to purchase “toxic” mortgage assets from banks. In April, May, and June, the economy continued to improve. In this environment, Putnam VT Income Fund’s IA shares delivered a return of 23.10% at net asset value for the six months ended June 30, 2009.

Management positioned the fund to benefit from a steeper yield curve, believing, correctly, that the yield curve would steepen as the government significantly ramped up spending to deal with the economic crisis and concern grew over budget deficits and the potential for future inflation.

Exposure to interest-only loans helped performance, as prepayment rates were slower than prepayment models during the period. Likewise, non-agency and commercial mortgage-backed securities — particularly shorter-term, AAA-rated securities — helped fund performance. Within asset-backed securities, positions in manufactured housing and Alt-A loans — two market segments that had seen extremely depressed valuations in 2008 and early 2009 amid forced selling and virtually no market liquidity — added value after technical factors in those market segments improved.

The fund’s lower weighting in corporate bonds helped results early in the period when corporate bonds were underperforming. However, as corporate bonds rallied during the balance of the period, the fund’s underweight exposure detracted from performance. However, fund management’s overall security selection in the corporate bond space helped performance. As the recovery in the corporate bond market began to take hold in the early months of 2009, the corporate new-issue market revived and management added to the fund’s holdings, focusing on investment-grade bonds issued by industrial companies and public utilities.

Looking ahead, management does not anticipate that the recession will worsen to extreme levels. Management believes that the economy likely will begin to grow again in the near term, but growth will be weak for an extended period. While management has been pleased with the credit market rebound thus far in 2009, it also recognizes that the market environment remains fragile. Consequently, management plans to maintain its cautious approach toward corporate bonds, remaining wary of moving too far down the credit-rating spectrum —in both the corporate and mortgage-backed sectors — and is focusing on higher-quality securities that are generating what we believe to be very secure cash flows.

Consider these risks before you invest: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current and future portfolio holdings are subject to risk.

180 Putnam VT Income Fund

Your fund’s managers

Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob Bloemker, your fund’s Portfolio Managers are Carl Bell, Kevin Murphy, Michael Salm, and Raman Srivastava.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	58.2%	Ba	3.1%

Aa	2.9%	B	3.0%

A	9.8%	Caa	6.7%

Baa	15.3%	Other	1.0%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Credit qualities shown as a percentage of portfolio value as of 6/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$7.03	$8.40	$6.36	$7.60

Ending value (after expenses)	$1,231.00	$1,228.10	$1,018.50	$1,017.26

Annualized expense ratio†	1.27%	1.52%	1.27%	1.52%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.34% of average net assets for the six months ended June 30, 2009.

Putnam VT Income Fund 181

The fund’s portfolio 6/30/09 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (42.8%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (9.8%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, July 1, 2039	$18,000,000	$19,060,312
4 1/2s, TBA, July 1, 2039	22,000,000	21,951,875
		41,012,187
U.S. Government Agency Mortgage Obligations (33.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 5 1/2s, TBA,
July 1, 2039	1,000,000	1,031,953

Federal National Mortgage Association
Pass-Through Certificates
7s, TBA, July 1, 2039	1,000,000	1,085,313
6 1/2s, TBA, July 1, 2039	29,000,000	30,871,405
5 1/2s, TBA, July 1, 2039	1,000,000	1,032,031
5s, July 1, 2035 i	652,840	670,649
5 1/2s, TBA, July 1, 2024	17,000,000	17,786,250
5 1/2s, May 1, 2033 i	6,666,280	6,948,197
5s, March 1, 2038	606,065	617,902
5s, TBA, July 1, 2039	1,000,000	1,017,969
4 1/2s, TBA, August 1, 2039	27,000,000	26,832,306
4 1/2s, TBA, July 1, 2039	51,000,000	50,872,500

		138,766,475
Total U.S. government and agency
mortgage obligations (cost $177,926,782)		$179,778,662

U.S. TREASURY OBLIGATIONS (2.1%)*	Principal amount	Value

U.S. Treasury Notes 3 5/8s, May 15, 2013 i	$5,337,000	$5,677,927

U.S. Treasury Notes 4 3/8s December 15, 2010 i	1,673,000	1,764,363

U.S. Treasury Notes 4 3/4s January 12, 2012 i	52,000	57,549

U.S. Treasury Notes 3 5/8s October 31, 2009 i	1,456,000	1,472,613

Total U.S. treasury obligations (cost $8,972,452)		$8,972,452

MORTGAGE-BACKED SECURITIES (45.8%)*	Principal amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	$475,628	$526,605
FRB Ser. 97-D5, Class A5, 7.27s, 2043	97,000	92,856

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049	487,000	378,886
Ser. 07-2, Class A2, 5.634s, 2049	494,000	446,131
Ser. 04-3, Class A5, 5.557s, 2039	1,630,000	1,490,880
Ser. 06-4, Class A2, 5.522s, 2046	2,663,000	2,505,817
FRB Ser. 05-1, Class A5, 5.238s, 2042	54,000	46,193
Ser. 05-6, Class A2, 5.165s, 2047	323,000	306,992
Ser. 07-5, Class XW, IO, 0.606s, 2051	13,705,486	205,582
Ser. 07-1, Class XW, IO, 0.463s, 2049	6,361,652	69,388

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 1.002s, 2035	3,535,053	57,943
Ser. 04-5, Class XC, IO, 0.46s, 2041	35,276,256	297,107
Ser. 04-4, Class XC, IO, 0.423s, 2042	11,442,371	125,625
Ser. 05-1, Class XW, IO, 0.144s, 2042	46,880,486	69,571
Ser. 06-5, Class XC, IO, 0.137s, 2016	40,503,204	363,735

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.934s, 2036	60,334	33,787

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.269s, 2018	143,000	143,000
FRB Ser. 04-BBA4, Class G, 1.019s, 2018	196,000	196,000

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.319s, 2022	$184,000	$83,851
FRB Ser. 05-MIB1, Class J, 1.369s, 2022	582,000	174,600

Banc of America Mortgage Securities
Ser. 05-E, Class 2, IO, 0.3s, 2035	10,394,854	28,423

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	162,516	162,291

Bayview Commercial Asset Trust 144A
Ser. 04-2, IO, 2.97s, 2034	1,906,449	58,147
Ser. 07-1, Class S, IO, 2.477s, 2037	5,286,937	293,656
Ser. 06-4A, IO, 2.331s, 2036	785,005	53,847
Ser. 05-1A, IO, 2.15s, 2035	1,744,730	61,066
Ser. 04-3, IO, 2.15s, 2035	1,241,522	37,866
Ser. 06-2A, IO, 1.798s, 2036	1,074,677	59,544
Ser. 05-3A, IO, 1.6s, 2035	5,382,149	266,852
Ser. 07-5A, IO, 1.55s, 2037	3,652,315	265,889
FRB Ser. 05-1A, Class A1, 0.614s, 2035	406,902	229,737

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	1,321,883	622,126
Ser. 04-9, Class 1A1, 4.955s, 2034	54,846	31,755

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.45s, 2032	412,000	239,287
Ser. 07-PW17, Class A3, 5.736s, 2050	3,940,000	3,222,487
Ser. 05-PWR9, Class A2, 4.735s, 2042	537,000	515,876
Ser. 04-PR3I, Class X1, IO, 0.243s, 2041	2,566,918	30,803
Ser. 05-PWR9, Class X1, IO, 0.129s, 2042	24,725,579	133,518

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.882s, 2038	7,559,412	189,892
Ser. 06-PW14, Class X1, IO, 0.135s, 2038	8,130,694	69,355
Ser. 07-PW15, Class X1, IO, 0.109s, 2044	25,273,746	158,972
Ser. 05-PW10, Class X1, IO, 0.08s, 2040	12,231,030	25,318

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	1,532,400	9,961

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	216,780	221,304

Chase Commercial Mortgage Securities Corp.
144A Ser. 98-1, Class F, 6.56s, 2030	2,005,365	2,056,609

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014	1,470,000	1,126,783
Ser. 08-C7, Class A2A, 6.034s, 2049	800,000	705,616

Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO, 6.336s, 2037	1,694,934	171,832
FRB Ser. 06-AR7, Class 2A2A, 5.637s, 2036	142,821	77,123

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0.559s, 2049	10,702,539	131,641
Ser. 06-CD2, Class X, IO, 0.127s, 2046	32,955,021	75,820
Ser. 07-CD4, Class XC, IO, 0.089s, 2049	35,786,678	153,883

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	895,470	800,096
Ser. 98-C2, Class F, 5.44s, 2030	1,176,000	958,955

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.22s, 2017	710,000	526,446

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	405,000	145,800
Ser. 06-CN2A, Class J, 5.756s, 2019	324,000	84,240
FRB Ser. 01-J2A, Class A2F, 0.818s, 2034	653,000	542,313
Ser. 03-LB1A, Class X1, IO, 0.511s, 2038	3,528,566	109,537

182 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.183s, 2043	$24,091,918	$115,585
Ser. 06-C8, Class XS, IO, 0.085s, 2046	23,532,892	104,019
Ser. 05-C6, Class XC, IO, 0.064s, 2044	24,715,263	78,624

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	529,904	278,117
Ser. 06-2CB, Class A11, 6s, 2036	3,661,836	1,958,511

Countrywide Home Loans FRB Ser. 05-HYB7,
Class 6A1, 5.667s, 2035	28,095	14,609

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	340,425	376,489
IFB Ser. 05-R1, Class 1AS, IO, 5.58s, 2035	2,346,761	202,291
Ser. 06-R1, Class AS, IO, 5.572s, 2036	1,682,175	145,300
Ser. 05-R3, Class AS, IO, 5.524s, 2035	3,039,308	246,792
IFB Ser. 05-R2, Class 1AS, IO, 5.242s, 2035	2,449,906	198,932

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039	1,846,000	1,706,346
Ser. 07-3, Class 1A1A, 5.837s, 2037	1,780,040	996,822
Ser. 06-C5, Class AX, IO, 0.145s, 2039	15,059,302	100,762

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.279s, 2049	48,861,535	244,308
Ser. 06-C4, Class AX, IO, 0.133s, 2039	30,766,984	229,580
Ser. 07-C1, Class AX, IO, 0.11s, 2040	31,696,299	140,415

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 0.914s, 2017	286,000	157,300

CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	1,850,000	1,621,570
FRB Ser. 04-C3, Class A5, 5.113s, 2036	20,000	17,703
Ser. 04-C3, Class A3, 4.302s, 2036	27,468	27,412

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.269s, 2020	106,500	71,355
FRB Ser. 04-TF2A, Class J, 1.269s, 2016	278,000	180,700
FRB Ser. 04-TF2A, Class H, 1.019s, 2019	278,000	208,500
Ser. 01-CK1, Class AY, IO, 0.9s, 2035	44,941,555	341,497
Ser. 02-CP3, Class AX, IO, 0.478s, 2035	13,991,424	453,447
Ser. 04-C4, Class AX, IO, 0.449s, 2039	3,297,121	54,952

CWCapital Cobalt Ser. 07-C2, Class A2,
5.334s, 2047	4,247,000	3,793,618

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	858,895	881,033
Ser. 99-CG2, Class B3, 6.1s, 2032	854,000	849,760
Ser. 99-CG2, Class B4, 6.1s, 2032	1,144,000	858,000

Fannie Mae
IFB Ser. 06-70, Class SM, 52.158s, 2036	123,644	195,856
IFB Ser. 07-75, Class JS, 49.85s, 2037	317,998	484,089
IFB Ser. 07-80, Class AS, 46.85s, 2037	283,446	429,392
IFB Ser. 06-62, Class PS, 38.018s, 2036	495,364	685,126
IFB Ser. 07-W7, Class 1A4, 37.298s, 2037	545,228	676,984
IFB Ser. 07-30, Class FS, 28.374s, 2037	410,606	528,582
IFB Ser. 06-49, Class SE, 27.745s, 2036	809,551	1,066,326
IFB Ser. 06-115, Class ES, 25.305s, 2036	519,623	672,158
IFB Ser. 05-115, Class NQ, 23.761s, 2036	283,211	331,509
IFB Ser. 05-74, Class CP, 23.6s, 2035	490,074	593,985
IFB Ser. 06-8, Class HP, 23.416s, 2036	831,741	1,049,421
IFB Ser. 05-99, Class SA, 23.416s, 2035	568,505	706,772
IFB Ser. 05-45, Class DC, 23.16s, 2035	678,372	843,731
IFB Ser. 05-95, Class OP, 19.386s, 2035	372,424	408,653
IFB Ser. 05-106, Class JC, 19.151s, 2035	258,706	304,918
IFB Ser. 05-83, Class QP, 16.578s, 2034	204,745	223,360
Ser. 04-T3, Class PT1, 8.888s, 2044	279,298	302,166

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Fannie Mae
Ser. 03-W1, Class 2A, 7 1/2s, 2042	$524,242	$566,509
Ser. 02-T4, Class A3, 7 1/2s, 2041	100,755	108,878
Ser. 01-T3, Class A1, 7 1/2s, 2040	99,774	107,818
Ser. 01-T1, Class A1, 7 1/2s, 2040	219,706	237,420
Ser. 99-T2, Class A1, 7 1/2s, 2039	52,129	56,854
Ser. 386, Class 26, IO, 7 1/2s, 2038	71,250	9,142
Ser. 383, Class 88, IO, 7 1/2s, 2037	78,058	11,622
Ser. 383, Class 89, IO, 7 1/2s, 2037	63,894	9,695
Ser. 383, Class 87, IO, 7 1/2s, 2037	97,789	12,929
Ser. 02-T1, Class A3, 7 1/2s, 2031	257,354	278,103
IFB Ser. 07-W6, Class 6A2, IO, 7.486s, 2037	635,342	66,589
IFB Ser. 06-90, Class SE, IO, 7.486s, 2036	776,662	101,634
Ser. 04-T3, Class 1A3, 7s, 2044	352,062	376,707
Ser. 01-W3, Class A, 7s, 2041	126,354	135,199
Ser. 386, Class 24, IO, 7s, 2038	79,170	10,176
Ser. 386, Class 25, IO, 7s, 2038	78,250	9,827
Ser. 386, Class 22, IO, 7s, 2038	85,263	10,789
Ser. 386, Class 21, IO, 7s, 2037	97,654	12,588
Ser. 386, Class 23, IO, 7s, 2037	95,259	12,239
Ser. 383, Class 84, IO, 7s, 2037	89,298	11,455
Ser. 383, Class 85, IO, 7s, 2037	78,193	10,159
Ser. 383, Class 79, IO, 7s, 2037	88,400	10,481
Ser. 383, Class 80, IO, 7s, 2037	198,723	25,571
Ser. 383, Class 81, IO, 7s, 2037	107,244	13,068
Ser. 383, Class 82, IO, 7s, 2037	106,447	13,574
Ser. 383, Class 83, IO, 7s, 2037	90,760	11,619
IFB Ser. 07-W6, Class 5A2, IO, 6.976s, 2037	963,326	94,086
IFB Ser. 07-W4, Class 4A2, IO, 6.966s, 2037	4,560,273	444,752
IFB Ser. 07-W2, Class 3A2, IO, 6.966s, 2037	1,141,906	111,367
IFB Ser. 05-113, Class AI, IO, 6.916s, 2036	242,697	25,738
IFB Ser. 05-52, Class DC, IO, 6.886s, 2035	722,993	85,623
IFB Ser. 06-79, Class DI, IO, 6.836s, 2036	1,760,502	196,648
IFB Ser. 06-60, Class SI, IO, 6.836s, 2036	2,446,469	296,921
IFB Ser. 06-60, Class UI, IO, 6.836s, 2036	515,198	61,442
IFB Ser. 04-24, Class CS, IO, 6.836s, 2034	1,757,234	205,641
IFB Ser. 07-W7, Class 3A2, IO, 6.816s, 2037	1,573,363	150,142
IFB Ser. 03-122, Class SA, IO, 6.786s, 2028	1,611,648	127,807
IFB Ser. 03-122, Class SJ, IO, 6.786s, 2028	1,685,175	133,318
IFB Ser. 04-60, Class SW, IO, 6.736s, 2034	2,522,908	283,184
IFB Ser. 05-65, Class KI, IO, 6.686s, 2035	5,634,760	610,723
Ser. 386, Class 19, IO, 6 1/2s, 2038	89,611	12,319
Ser. 386, Class 17, IO, 6 1/2s, 2037	138,536	19,286
Ser. 386, Class 16, IO, 6 1/2s, 2037	94,492	13,164
Ser. 383, Class 62, IO, 6 1/2s, 2037	125,576	17,638
Ser. 383, Class 69, IO, 6 1/2s, 2037	82,208	10,696
Ser. 383, Class 63, IO, 6 1/2s, 2037	99,452	14,137
Ser. 383, Class 64, IO, 6 1/2s, 2037	180,446	24,995
Ser. 383, Class 67, IO, 6 1/2s, 2037	96,517	13,537
Ser. 383, Class 58, IO, 6 1/2s, 2037	204,373	27,587
Ser. 383, Class 59, IO, 6 1/2s, 2037	132,379	18,598
Ser. 383, Class 61, IO, 6 1/2s, 2037	104,014	14,599
Ser. 383, Class 65, IO, 6 1/2s, 2037	124,930	17,549
Ser. 383, Class 66, IO, 6 1/2s, 2037	130,336	18,534
Ser. 383, Class 77, IO, 6 1/2s, 2037	78,757	11,061
Ser. 383, Class 78, IO, 6 1/2s, 2037	78,920	9,848
Ser. 381, Class 14, IO, 6 1/2s, 2037	712,277	96,157
Ser. 381, Class 16, IO, 6 1/2s, 2037	184,541	23,281
Ser. 381, Class 15, IO, 6 1/2s, 2037	301,348	38,784
Ser. 383, Class 73, IO, 6 1/2s, 2037	170,635	23,774
Ser. 383, Class 76, IO, 6 1/2s, 2037	104,154	14,000
Ser. 383, Class 74, IO, 6 1/2s, 2037	141,842	19,958

Putnam VT Income Fund 183

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Fannie Mae
Ser. 383, Class 71, IO, 6 1/2s, 2036	$109,282	$15,031
Ser. 383, Class 75, IO, 6 1/2s, 2036	88,452	12,162
IFB Ser. 07-54, Class CI, IO, 6.446s, 2037	837,073	86,515
IFB Ser. 07-28, Class SE, IO, 6.436s, 2037	872,301	91,224
IFB Ser. 06-128, Class SH, IO, 6.436s, 2037	1,013,634	84,235
IFB Ser. 05-12, Class SC, IO, 6.436s, 2035	815,934	97,815
IFB Ser. 05-17, Class ES, IO, 6.436s, 2035	1,106,095	113,935
IFB Ser. 05-17, Class SY, IO, 6.436s, 2035	515,436	53,532
IFB Ser. 07-W5, Class 2A2, IO, 6.426s, 2037	501,957	45,160
IFB Ser. 07-30, Class IE, IO, 6.426s, 2037	2,506,346	335,082
IFB Ser. 06-123, Class CI, IO, 6.426s, 2037	1,954,628	211,350
IFB Ser. 06-123, Class UI, IO, 6.426s, 2037	873,522	92,855
IFB Ser. 05-82, Class SY, IO, 6.416s, 2035	2,176,029	227,177
IFB Ser. 05-45, Class EW, IO, 6.406s, 2035	1,910,113	193,330
IFB Ser. 05-45, Class SR, IO, 6.406s, 2035	2,935,426	285,206
IFB Ser. 06-126, Class CS, IO, 6.386s, 2037	576,429	51,800
IFB Ser. 06-31, Class SX, IO, 6.386s, 2036	2,195,704	244,347
IFB Ser. 06-36, Class SP, IO, 6.386s, 2036	857,607	86,447
IFB Ser. 06-23, Class SP, IO, 6.386s, 2036	1,039,126	121,721
IFB Ser. 06-16, Class SM, IO, 6.386s, 2036	732,968	84,639
IFB Ser. 05-95, Class CI, IO, 6.386s, 2035	1,306,605	157,633
IFB Ser. 05-84, Class SG, IO, 6.386s, 2035	2,144,365	228,375
IFB Ser. 05-57, Class NI, IO, 6.386s, 2035	449,860	48,439
IFB Ser. 06-3, Class SB, IO, 6.386s, 2035	1,932,830	219,956
IFB Ser. 05-54, Class SA, IO, 6.386s, 2035	2,048,302	201,639
IFB Ser. 05-23, Class SG, IO, 6.386s, 2035	1,664,490	178,726
IFB Ser. 05-17, Class SA, IO, 6.386s, 2035	1,482,357	158,402
IFB Ser. 05-17, Class SE, IO, 6.386s, 2035	1,611,717	171,351
IFB Ser. 05-57, Class DI, IO, 6.386s, 2035	4,264,461	382,522
IFB Ser. 05-83, Class QI, IO, 6.376s, 2035	367,970	40,982
IFB Ser. 06-128, Class GS, IO, 6.366s, 2037	914,969	93,412
IFB Ser. 06-114, Class IS, IO, 6.336s, 2036	969,799	92,468
IFB Ser. 06-116, Class ES, IO, 6.336s, 2036	644,197	56,838
IFB Ser. 06-51, Class SP, IO, 6.336s, 2036	3,281,382	389,086
IFB Ser. 06-115, Class GI, IO, 6.326s, 2036	964,818	101,205
IFB Ser. 06-115, Class IE, IO, 6.326s, 2036	753,303	83,062
IFB Ser. 06-117, Class SA, IO, 6.326s, 2036	1,132,412	105,014
IFB Ser. 06-121, Class SD, IO, 6.326s, 2036	1,880,291	185,021
IFB Ser. 06-109, Class SG, IO, 6.316s, 2036	1,329,809	126,332
IFB Ser. 06-104, Class IM, IO, 6.306s, 2036	316,426	30,562
IFB Ser. 06-104, Class SY, IO, 6.306s, 2036	676,638	59,039
IFB Ser. 06-109, Class SH, IO, 6.306s, 2036	1,014,927	119,627
IFB Ser. 07-W6, Class 4A2, IO, 6.286s, 2037	4,148,318	365,083
IFB Ser. 06-104, Class IC, IO, 6.286s, 2036	3,378,438	393,226
IFB Ser. 06-43, Class SI, IO, 6.286s, 2036	1,751,888	185,043
IFB Ser. 06-8, Class JH, IO, 6.286s, 2036	3,527,491	391,857
IFB Ser. 09-12, Class CI, IO, 6.286s, 2036	4,111,244	485,929
IFB Ser. 05-122, Class SG, IO, 6.286s, 2035	751,266	84,912
IFB Ser. 05-122, Class SW, IO, 6.286s, 2035	1,027,677	110,118
IFB Ser. 06-101, Class SA, IO, 6.266s, 2036	3,488,252	360,682
IFB Ser. 06-92, Class JI, IO, 6.266s, 2036	769,997	77,117
IFB Ser. 06-92, Class LI, IO, 6.266s, 2036	1,120,860	106,784
IFB Ser. 06-96, Class ES, IO, 6.266s, 2036	1,204,126	111,636
IFB Ser. 06-99, Class AS, IO, 6.266s, 2036	878,458	88,812
IFB Ser. 06-60, Class YI, IO, 6.256s, 2036	1,034,949	134,045
IFB Ser. 06-85, Class TS, IO, 6.246s, 2036	1,877,862	163,066
IFB Ser. 06-86, Class SB, IO, 6.236s, 2036	2,955,682	351,289
IFB Ser. 07-75, Class PI, IO, 6.226s, 2037	1,310,230	111,068
IFB Ser. 07-W7, Class 2A2, IO, 6.216s, 2037	3,233,198	281,377
IFB Ser. 07-88, Class MI, IO, 6.206s, 2037	389,596	34,762
Ser. 06-94, Class NI, IO, 6.186s, 2036	633,934	51,178

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 09-12, Class AI, IO, 6.186s, 2037	$3,666,760	$385,121
IFB Ser. 07-116, Class IA, IO, 6.186s, 2037	4,953,619	429,021
IFB Ser. 07-103, Class AI, IO, 6.186s, 2037	3,741,549	324,046
IFB Ser. 07-15, Class NI, IO, 6.186s, 2022	1,421,971	120,725
IFB Ser. 08-3, Class SC, IO, 6.136s, 2038	326,745	33,056
IFB Ser. 07-109, Class XI, IO, 6.136s, 2037	787,886	51,640
IFB Ser. 07-109, Class YI, IO, 6.136s, 2037	1,215,555	99,445
IFB Ser. 07-W8, Class 2A2, IO, 6.136s, 2037	2,077,536	178,476
IFB Ser. 07-30, Class LI, IO, 6.126s, 2037	3,095,162	308,260
IFB Ser. 07-30, Class OI, IO, 6.126s, 2037	4,014,217	431,686
IFB Ser. 07-W2, Class 1A2, IO, 6.116s, 2037	947,367	81,121
IFB Ser. 07-106, Class SN, IO, 6.096s, 2037	1,289,863	105,237
IFB Ser. 07-54, Class IA, IO, 6.096s, 2037	1,088,483	103,075
IFB Ser. 07-54, Class IB, IO, 6.096s, 2037	1,088,483	103,075
IFB Ser. 07-54, Class IC, IO, 6.096s, 2037	1,088,483	103,075
IFB Ser. 07-54, Class ID, IO, 6.096s, 2037	1,088,483	103,075
IFB Ser. 07-54, Class IE, IO, 6.096s, 2037	1,088,483	103,075
IFB Ser. 07-54, Class IF, IO, 6.096s, 2037	1,619,682	160,909
IFB Ser. 07-54, Class NI, IO, 6.096s, 2037	1,008,774	77,963
IFB Ser. 07-54, Class UI, IO, 6.096s, 2037	1,319,480	151,009
IFB Ser. 07-91, Class AS, IO, 6.086s, 2037	832,269	68,887
IFB Ser. 07-91, Class HS, IO, 6.086s, 2037	920,841	93,595
IFB Ser. 07-15, Class CI, IO, 6.066s, 2037	3,637,797	361,931
IFB Ser. 06-115, Class JI, IO, 6.066s, 2036	2,575,302	262,966
IFB Ser. 07-109, Class PI, IO, 6.036s, 2037	1,392,799	102,563
IFB Ser. 06-123, Class LI, IO, 6.006s, 2037	1,758,439	171,062
Ser. 383, Class 98, IO, 6s, 2022	118,960	13,215
Ser. 383, Class 99, IO, 6s, 2022	63,134	7,194
IFB Ser. 07-81, Class IS, IO, 5.986s, 2037	1,601,901	150,550
IFB Ser. 07-116, Class BI, IO, 5.936s, 2037	4,524,252	375,999
IFB Ser. 08-01, Class AI, IO, 5.936s, 2037	6,420,902	533,625
IFB Ser. 08-1, Class HI, IO, 5.886s, 2037	2,967,681	244,559
IFB Ser. 07-39, Class AI, IO, 5.806s, 2037	1,903,623	168,724
IFB Ser. 07-32, Class SD, IO, 5.796s, 2037	1,294,788	120,931
IFB Ser. 07-30, Class UI, IO, 5.786s, 2037	1,059,190	86,917
IFB Ser. 07-1, Class CI, IO, 5.786s, 2037	1,213,660	108,481
IFB Ser. 09-12, Class DI, IO, 5.716s, 2037	3,134,296	305,773
IFB Ser. 05-58, Class IK, IO, 5.686s, 2035	1,737,500	194,728
Ser. 06-W3, Class 1AS, IO, 5.677s, 2046	4,401,911	360,517
IFB Ser. 07-75, Class ID, IO, 5.556s, 2037	1,055,029	89,317
Ser. 383, Class 18, IO, 5 1/2s, 2038	445,513	53,462
Ser. 383, Class 19, IO, 5 1/2s, 2038	405,105	48,613
Ser. 383, Class 25, IO, 5 1/2s, 2038	73,298	9,144
Ser. 386, Class 4, IO, 5 1/2s, 2037	102,901	13,452
Ser. 386, Class 5, IO, 5 1/2s, 2037	81,140	12,577
Ser. 383, Class 15, IO, 5 1/2s, 2037	74,580	9,200
Ser. 383, Class 6, IO, 5 1/2s, 2037	346,049	44,008
Ser. 383, Class 7, IO, 5 1/2s, 2037	341,196	40,943
Ser. 383, Class 8, IO, 5 1/2s, 2037	143,590	18,326
Ser. 383, Class 9, IO, 5 1/2s, 2037	136,783	17,416
Ser. 383, Class 20, IO, 5 1/2s, 2037	255,481	30,658
Ser. 383, Class 21, IO, 5 1/2s, 2037	240,563	28,868
Ser. 383, Class 22, IO, 5 1/2s, 2037	162,973	20,743
Ser. 383, Class 23, IO, 5 1/2s, 2037	146,472	18,626
Ser. 383, Class 24, IO, 5 1/2s, 2037	100,257	12,485
Ser. 383, Class 26, IO, 5 1/2s, 2037	79,144	10,051
Ser. 383, Class 95, IO, 5 1/2s, 2022	188,120	22,927
Ser. 383, Class 97, IO, 5 1/2s, 2022	78,646	9,715
Ser. 383, Class 94, IO, 5 1/2s, 2022	98,345	12,026
Ser. 383, Class 96, IO, 5 1/2s, 2022	101,052	11,859
IFB Ser. 09-3, Class SE, IO, 5.186s, 2037	1,535,260	118,660

184 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Fannie Mae
Ser. 383, Class 2, IO, 5s, 2037	$88,487	$13,212
Ser. 383, Class 92, IO, 5s, 2022	83,274	9,386
Ser. 03-W12, Class 2, IO, 2.217s, 2043	2,116,126	134,346
Ser. 03-W10, Class 3, IO, 1.921s, 2043	1,988,939	107,795
Ser. 03-W10, Class 1, IO, 1.895s, 2043	4,964,250	268,310
Ser. 03-W8, Class 12, IO, 1.635s, 2042	9,137,006	351,735
Ser. 03-W17, Class 12, IO, 1.144s, 2033	2,729,834	81,818
Ser. 03-T2, Class 2, IO, 0.809s, 2042	13,622,415	312,493
Ser. 03-W3, Class 2IO1, IO, 0.677s, 2042	1,318,418	20,446
Ser. 03-W6, Class 51, IO, 0.671s, 2042	3,800,542	73,637
Ser. 01-T12, Class IO, 0.565s, 2041	6,983,251	107,455
Ser. 03-W2, Class 1, IO, 0.465s, 2042	6,954,383	82,837
Ser. 03-W3, Class 1, IO, 0.441s, 2042	12,766,407	153,196
Ser. 02-T1, Class IO, IO, 0.427s, 2031	6,069,563	75,177
Ser. 03-W6, Class 3, IO, 0.367s, 2042	5,294,471	54,993
Ser. 03-W6, Class 23, IO, 0.352s, 2042	5,629,695	55,970
Ser. 03-W4, Class 3A, IO, 0.294s, 2042	5,527,653	52,001
Ser. 07-64, Class LO, PO, zero %, 2037	507,920	436,826
Ser. 06-56, Class XF, zero %, 2036	67,974	61,333
Ser. 06-47, Class VO, PO, zero %, 2036	142,457	105,035
Ser. 06-37, Class ON, PO, zero %, 2036	493,901	408,903
Ser. 08-37, Class DO, PO, zero %, 2033	382,298	313,190
Ser. 06-59, Class QC, PO, zero %, 2033	246,788	191,976
Ser. 04-61, Class JO, PO, zero %, 2032	319,018	290,016
Ser. 326, Class 1, PO, zero %, 2032	360,155	318,876
Ser. 318, Class 1, PO, zero %, 2032	134,675	113,227
Ser. 314, Class 1, PO, zero %, 2031	641,645	549,530
FRB Ser. 06-115, Class SN, zero %, 2036	399,420	321,984
FRB Ser. 06-104, Class EK, zero %, 2036	80,133	76,612
FRB Ser. 05-117, Class GF, zero %, 2036	76,920	75,077
FRB Ser. 05-57, Class UL, zero %, 2035	443,300	441,318
FRB Ser. 05-51, Class FV, zero %, 2035	283,245	248,760
FRB Ser. 05-36, Class QA, zero %, 2035	129,832	112,154
FRB Ser. 05-65, Class CU, zero %, 2034	64,097	68,083
FRB Ser. 05-77, Class HF, zero %, 2034	175,453	170,095
FRB Ser. 05-81, Class DF, zero %, 2033	26,330	25,801
FRB Ser. 06-1, Class HF, zero %, 2032	42,114	41,678
IFB Ser. 06-75, Class FY, zero %, 2036	133,488	134,691
IFB Ser. 06-48, Class FG, zero %, 2036	221,000	194,898

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	74,665	82,132
IFB Ser. T-56, Class 2ASI, IO, 7.786s, 2043	636,077	73,149
Ser. T-58, Class 4A, 7 1/2s, 2043	339,496	363,472
Ser. T-51, Class 2A, 7 1/2s, 2042	394,243	422,087
Ser. T-42, Class A5, 7 1/2s, 2042	286,978	307,246
Ser. T-56, Class A, IO, 0.524s, 2043	3,593,185	53,225
Ser. T-56, Class 3, IO, 0.276s, 2043	3,780,774	33,601
Ser. T-56, Class 1, IO, 0.269s, 2043	4,887,708	38,140
Ser. T-56, Class 2, IO, 0.019s, 2043	4,489,986	2,575

First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10, Class 2A1,
5.723s, 2035	613,391	318,963

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.948s, 2033	12,777,992	250,065

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	1,196,000	1,001,414
Ser. 97-C2, Class G, 7 1/2s, 2029	361,000	277,970

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

First Union-Lehman Brothers-Bank of America
144A Ser. 98-C2, Class G, 7s, 2035	$1,515,000	$1,105,950

Freddie Mac
IFB Ser. 3182, Class PS, 27.322s, 2032	760,118	1,007,896
IFB Ser. 3211, Class SI, IO, 26.323s, 2036	80,322	40,659
IFB Ser. 2976, Class KL, 23.212s, 2035	875,526	1,090,080
IFB Ser. 2979, Class AS, 23.102s, 2034	208,867	234,324
IFB Ser. 3065, Class DC, 18.902s, 2035	802,995	952,671
IFB Ser. 2990, Class LB, 16.129s, 2034	919,026	1,024,071
IFB Ser. 2828, Class GI, IO, 7.181s, 2034	1,469,066	184,254
IFB Ser. 3184, Class SP, IO, 7.031s, 2033	1,261,006	127,074
IFB Ser. 2927, Class SI, IO, 7s, 2035	1,196,745	142,490
IFB Ser. 3110, Class SP, IO, 6.981s, 2035	1,939,985	276,583
IFB Ser. 3156, Class PS, IO, 6.931s, 2036	1,509,354	204,285
IFB Ser. 2869, Class JS, IO, 6.931s, 2034	2,855,399	223,549
IFB Ser. 3149, Class LS, IO, 6.881s, 2036	3,206,945	472,545
IFB Ser. 3119, Class PI, IO, 6.881s, 2036	1,027,104	150,316
IFB Ser. 2882, Class NS, IO, 6.881s, 2034	1,040,845	114,796
IFB Ser. 2882, Class LS, IO, 6.881s, 2034	603,322	62,950
IFB Ser. 3149, Class SE, IO, 6.831s, 2036	1,023,002	139,198
IFB Ser. 3157, Class SA, IO, 6.831s, 2036	2,721,645	361,746
IFB Ser. 3203, Class SH, IO, 6.821s, 2036	740,174	85,023
IFB Ser. 2815, Class PT, IO, 6.731s, 2032	1,414,694	129,108
IFB Ser. 2828, Class TI, IO, 6.731s, 2030	650,838	64,636
IFB Ser. 3397, Class GS, IO, 6.681s, 2037	738,589	62,027
IFB Ser. 3287, Class SD, IO, 6.431s, 2037	1,246,605	121,234
IFB Ser. 3281, Class BI, IO, 6.431s, 2037	610,921	58,326
IFB Ser. 3281, Class CI, IO, 6.431s, 2037	581,436	56,829
IFB Ser. 3249, Class SI, IO, 6.431s, 2036	574,239	64,689
IFB Ser. 3028, Class ES, IO, 6.431s, 2035	2,161,689	237,291
IFB Ser. 2922, Class SE, IO, 6.431s, 2035	1,628,815	152,667
IFB Ser. 2981, Class AS, IO, 6.401s, 2035	1,134,802	114,615
IFB Ser. 3236, Class ES, IO, 6.381s, 2036	1,204,045	107,101
IFB Ser. 3136, Class NS, IO, 6.381s, 2036	1,960,308	201,955
IFB Ser. 3122, Class DS, IO, 6.381s, 2036	1,160,641	134,019
IFB Ser. 3118, Class SD, IO, 6.381s, 2036	2,682,288	241,284
IFB Ser. 3001, Class IH, IO, 6.381s, 2035	177,950	19,951
IFB Ser. 2950, Class SM, IO, 6.381s, 2016	1,827,234	176,149
IFB Ser. 3256, Class S, IO, 6.371s, 2036	1,386,264	153,044
IFB Ser. 3031, Class BI, IO, 6.371s, 2035	724,353	86,618
IFB Ser. 3244, Class SB, IO, 6.341s, 2036	862,024	82,058
IFB Ser. 3244, Class SG, IO, 6.341s, 2036	1,045,331	101,057
IFB Ser. 3236, Class IS, IO, 6.331s, 2036	1,573,424	146,883
IFB Ser. 3398, Class SI, IO, 6.331s, 2036	2,924,369	309,727
IFB Ser. 3067, Class SI, IO, 6.331s, 2035	3,819,943	428,845
IFB Ser. 3114, Class TS, IO, 6.331s, 2030	4,268,811	440,002
IFB Ser. 3128, Class JI, IO, 6.311s, 2036	2,355,207	238,111
IFB Ser. 2990, Class LI, IO, 6.311s, 2034	1,406,971	159,998
IFB Ser. 3240, Class S, IO, 6.301s, 2036	2,928,485	304,853
IFB Ser. 3229, Class BI, IO, 6.301s, 2036	259,700	23,517
IFB Ser. 3065, Class DI, IO, 6.301s, 2035	555,452	65,622
IFB Ser. 3145, Class GI, IO, 6.281s, 2036	1,951,636	227,756
IFB Ser. 3114, Class GI, IO, 6.281s, 2036	810,832	94,068
IFB Ser. 3114, Class IP, IO, 6.281s, 2036	1,083,509	108,065
IFB Ser. 3510, Class IB, IO, 6.281s, 2036	1,355,161	174,128
IFB Ser. 3218, Class AS, IO, 6.261s, 2036	1,053,280	98,894
IFB Ser. 3221, Class SI, IO, 6.261s, 2036	1,242,187	115,270
IFB Ser. 3153, Class UI, IO, 6.251s, 2036	751,907	76,693
IFB Ser. 3153, Class QI, IO, 6.231s, 2036	685,517	90,116
IFB Ser. 3346, Class SB, IO, 6.231s, 2033	569,445	64,656
IFB Ser. 3355, Class MI, IO, 6.181s, 2037	906,809	75,548
IFB Ser. 3349, Class AS, IO, 6.181s, 2037	7,755,482	791,614

Putnam VT Income Fund 185

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3510, Class IA, IO, 6.181s, 2037	$2,420,259	$231,789
IFB Ser. 3201, Class SG, IO, 6.181s, 2036	1,673,848	173,029
IFB Ser. 3203, Class SE, IO, 6.181s, 2036	1,438,956	147,629
IFB Ser. 3238, Class LI, IO, 6.171s, 2036	162,590	16,328
IFB Ser. 3171, Class PS, IO, 6.166s, 2036	1,344,023	135,746
IFB Ser. 3510, Class CI, IO, 6.161s, 2037	3,404,976	344,456
IFB Ser. 3152, Class SY, IO, 6.161s, 2036	1,683,971	191,296
IFB Ser. 3510, Class DI, IO, 6.161s, 2035	2,170,876	227,090
IFB Ser. 3181, Class PS, IO, 6.151s, 2036	865,273	98,052
IFB Ser. 3366, Class SA, IO, 6.131s, 2037	310,511	28,139
IFB Ser. 3284, Class BI, IO, 6.131s, 2037	997,330	86,254
IFB Ser. 3199, Class S, IO, 6.131s, 2036	896,329	92,034
IFB Ser. 3284, Class LI, IO, 6.121s, 2037	3,951,134	400,008
IFB Ser. 3311, Class EI, IO, 6.091s, 2037	1,104,456	83,984
IFB Ser. 3311, Class IA, IO, 6.091s, 2037	1,516,062	153,159
IFB Ser. 3311, Class IB, IO, 6.091s, 2037	1,516,062	153,159
IFB Ser. 3311, Class IC, IO, 6.091s, 2037	1,516,062	153,159
IFB Ser. 3311, Class ID, IO, 6.091s, 2037	1,516,062	153,159
IFB Ser. 3311, Class IE, IO, 6.091s, 2037	2,162,652	218,480
IFB Ser. 3510, Class AS, IO, 6.091s, 2037	6,161,889	663,802
IFB Ser. 3240, Class GS, IO, 6.061s, 2036	1,804,191	176,050
IFB Ser. 3257, Class SI, IO, 6.001s, 2036	772,567	66,747
IFB Ser. 3225, Class JY, IO, 5.971s, 2036	3,373,567	323,760
IFB Ser. 3339, Class TI, IO, 5.821s, 2037	1,597,970	146,378
IFB Ser. 3284, Class CI, IO, 5.801s, 2037	2,784,691	258,154
IFB Ser. 3510, Class IC, IO, 5.761s, 2037	2,636,064	243,945
IFB Ser. 2965, Class SA, IO, 5.731s, 2032	1,195,939	113,455
IFB Ser. 3510, Class BI, IO, 5.711s, 2037	3,170,121	301,642
IFB Ser. 3397, Class SQ, IO, 5.651s, 2037	2,232,849	194,278
IFB Ser. 3424, Class UI, IO, 5.441s, 2037	237,325	18,542
Ser. 3369, Class BO, PO, zero %, 2037	75,292	66,190
Ser. 3327, Class IF, IO, zero %, 2037	262,009	1,808
Ser. 3391, PO, zero %, 2037	127,892	105,864
Ser. 3292, Class DO, PO, zero %, 2037	106,838	87,453
Ser. 3300, PO, zero %, 2037	620,493	533,066
Ser. 242, PO, zero %, 2036	6,772,314	6,090,850
Ser. 3175, Class MO, PO, zero %, 2036	106,164	88,312
Ser. 3210, PO, zero %, 2036	67,762	57,708
Ser. 3078, PO, zero %, 2035	432,247	362,334
Ser. 3084, PO, zero %, 2035	53,505	52,839
Ser. 2971, Class KO, PO, zero %, 2035	90,995	89,984
Ser. 2858, Class MO, PO, zero %, 2034	50,365	41,810
Ser. 2587, Class CO, PO, zero %, 2032	495,948	451,823
Ser. 201, PO, zero %, 2029	394,681	335,218
FRB Ser. 3349, Class DO, zero %, 2037	172,975	154,107
FRB Ser. 3326, Class XF, zero %, 2037	286,661	271,463
FRB Ser. 3326, Class YF, zero %, 2037	554,443	528,184
FRB Ser. 3263, Class TA, zero %, 2037	89,736	81,321
FRB Ser. 3241, Class FH, zero %, 2036	53,523	53,310
FRB Ser. 3231, Class X, zero %, 2036	78,680	78,201
FRB Ser. 3147, Class SF, zero %, 2036	246,678	239,205
FRB Ser. 3117, Class AF, zero %, 2036	63,135	57,228
FRB Ser. 3047, Class BD, zero %, 2035	166,248	151,192
FRB Ser. 3326, Class WF, zero %, 2035	647,912	577,859
FRB Ser. 3033, Class YF, zero %, 2035	200,075	184,319
FRB Ser. 3036, Class AS, zero %, 2035	69,766	56,585
FRB Ser. 3251, Class TP, zero %, 2035	162,644	154,759
FRB Ser. 3003, Class XF, zero %, 2035	822,123	730,904
FRB Ser. 2980, Class BU, zero %, 2035	80,458	80,229
FRB Ser. 2963, Class TW, zero %, 2035	146,085	135,191
FRB Ser. 2947, Class GF, zero %, 2034	159,764	143,850
FRB Ser. 3006, Class TE, zero %, 2034	136,724	142,485

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.17s, 2043	$34,394,233	$163,015
Ser. 07-C1, Class XC, IO, 0.12s, 2019	73,472,408	226,662
Ser. 05-C3, Class XC, IO, 0.089s, 2045	92,898,162	232,144

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.171s, 2036	162,000	162,225
Ser. 97-C1, Class X, IO, 1.359s, 2029	2,680,363	111,424
Ser. 05-C1, Class X1, IO, 0.216s, 2043	38,107,590	256,119

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	706,723	508,841
Ser. 06-C1, Class XC, IO, 0.07s, 2045	66,421,637	179,953

Government National Mortgage Association
IFB Ser. 06-34, Class SA, 37.65s, 2036	105,850	139,301
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	98,168	15,731
IFB Ser. 05-68, Class PU, IO, 6.985s, 2032	166,529	17,914
IFB Ser. 04-59, Class SC, IO, 6.882s, 2034	661,010	70,953
IFB Ser. 07-35, Class TY, IO, 6.585s, 2035	1,186,625	92,002
IFB Ser. 07-22, Class S, IO, 6.485s, 2037	975,188	99,269
IFB Ser. 07-26, Class SL, IO, 6.482s, 2037	70,256	7,039
IFB Ser. 07-51, Class SJ, IO, 6.435s, 2037	1,125,398	109,502
IFB Ser. 07-58, Class PS, IO, 6.385s, 2037	473,016	37,709
IFB Ser. 07-59, Class PS, IO, 6.355s, 2037	877,593	63,862
IFB Ser. 07-59, Class SP, IO, 6.355s, 2037	2,211,499	164,175
IFB Ser. 07-68, Class PI, IO, 6.335s, 2037	1,184,163	98,026
IFB Ser. 07-17, Class AI, IO, 6.232s, 2037	3,569,490	373,318
IFB Ser. 09-13, Class SD, IO, 6.232s, 2033	4,572,011	355,104
IFB Ser. 06-28, Class GI, IO, 6.185s, 2035	1,431,152	106,615
IFB Ser. 07-9, Class AI, IO, 6.182s, 2037	1,349,089	112,724
IFB Ser. 09-35, Class SP, IO, 6.082s, 2037	4,189,926	428,552
IFB Ser. 05-65, Class SI, IO, 6.035s, 2035	1,439,289	132,369
IFB Ser. 07-17, Class IB, IO, 5.935s, 2037	726,759	73,212
IFB Ser. 06-10, Class SM, IO, 5.935s, 2036	4,978,156	435,371
IFB Ser. 06-14, Class S, IO, 5.935s, 2036	1,211,998	96,164
IFB Ser. 07-17, Class IC, IO, 5.932s, 2037	1,857,224	168,229
IFB Ser. 06-11, Class ST, IO, 5.925s, 2036	741,755	62,890
IFB Ser. 07-7, Class JI, IO, 5.885s, 2037	2,174,976	185,965
IFB Ser. 07-25, Class KS, IO, 5.882s, 2037	351,385	28,317
IFB Ser. 07-21, Class S, IO, 5.882s, 2037	1,799,664	133,470
IFB Ser. 07-31, Class AI, IO, 5.862s, 2037	1,069,463	78,848
IFB Ser. 07-43, Class SC, IO, 5.782s, 2037	1,115,698	82,266
Ser. 07-73, Class MO, PO, zero %, 2037	232,495	204,172
Ser. 06-36, Class OD, PO, zero %, 2036	58,166	47,901
FRB Ser. 07-73, Class KI, IO, zero %, 2037	2,322,131	25,829
FRB Ser. 07-73, Class KM, zero %, 2037	231,932	251,180
FRB Ser. 07-49, Class UF, zero %, 2037	46,593	45,099
FRB Ser. 07-35, Class UF, zero %, 2037	115,666	108,182
FRB Ser. 07-22, Class TA, zero %, 2037	49,065	48,401
FRB Ser. 06-56, Class YF, zero %, 2036	93,115	83,815
FRB Ser. 98-2, Class EA, PO, zero %, 2028	199,896	177,724

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	1,346,000	1,296,802
Ser. 05-GG5, Class XC, IO, 0.098s, 2037	139,166,819	329,909

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	928,000	738,597
Ser. 06-GG6, Class A2, 5.506s, 2038	1,238,000	1,199,053
Ser. 05-GG4, Class A4, 4.761s, 2039	42,000	33,346

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	528,000	485,760
FRB Ser. 07-EOP, Class J, 1.154s, 2020	171,000	111,065
Ser. 06-GG8, Class X, IO, 0.666s, 2039	19,832,194	404,928
Ser. 03-C1, Class X1, IO, 0.348s, 2040	8,234,612	145,761

186 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

GS Mortgage Securities Corp. II 144A
Ser. 04-C1, Class X1, IO, 0.327s, 2028	$9,876,078	$50,227
Ser. 06-GG6, Class XC, IO, 0.074s, 2038	66,116,454	120,815

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	109,495	101,658
Ser. 05-RP3, Class 1A3, 8s, 2035	366,673	332,946
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	290,305	259,726

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	324,202	290,498
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	345,739	308,611
IFB Ser. 04-4, Class 1AS, IO, 5.776s, 2034	5,218,995	459,793

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.833s, 2035	601,315	408,894

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	100,429	1,808

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.072s, 2037	1,401,234	770,679

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.424s, 2037	1,925,408	1,044,771

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1, 5.702s, 2036	1,651,531	875,312
FRB Ser. 07-AR11, Class 1A1, 5.292s, 2037	1,322,430	542,196

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	377,000	327,990
FRB Ser. 07-LD12, Class AM, 6.26s, 2051	1,092,000	468,812
FRB Ser. 07-LD12, Class A3, 6.188s, 2051	8,744,000	7,099,630
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	1,157,000	913,233
Ser. 07-CB20, Class A3, 5.863s, 2051	2,329,000	1,873,598
Ser. 06-CB15, Class A4, 5.814s, 2043	1,799,000	1,378,963
Ser. 07-CB20, Class A4, 5.794s, 2051	515,000	388,066
FRB Ser. 04-PNC1, Class A4, 5.582s, 2041	16,000	14,107
Ser. 05-CB12, Class A4, 4.895s, 2037	42,000	35,797
Ser. 04-C3, Class A5, 4.878s, 2042	40,000	33,469
Ser. 05-LDP2, Class AM, 4.78s, 2042	680,000	421,162
Ser. 06-LDP8, Class X, IO, 0.761s, 2045	26,252,322	519,741
Ser. 06-CB17, Class X, IO, 0.7s, 2043	17,528,820	340,983
Ser. 06-LDP9, Class X, IO, 0.641s, 2047	4,090,064	66,658
Ser. 07-LDPX, Class X, IO, 0.525s, 2049	21,932,976	241,098
Ser. 06-CB16, Class X1, IO, 0 1/8s, 2045	16,011,236	129,793

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	473,000	465,568
Ser. 03-ML1A, Class X1, IO, 0.828s, 2039	14,950,738	430,394
Ser. 05-CB12, Class X1, IO, 0.141s, 2037	21,926,627	130,380
Ser. 07-CB20, Class X1, IO, 0.113s, 2051	35,164,666	242,703
Ser. 06-LDP6, Class X1, IO, 0.093s, 2043	44,088,840	129,952

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	314,997	213,655
Ser. 99-C1, Class G, 6.41s, 2031	337,198	75,729
Ser. 98-C4, Class G, 5.6s, 2035	260,000	202,800
Ser. 98-C4, Class H, 5.6s, 2035	441,000	343,794

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	14,000	14,245
Ser. 04-C7, Class A6, 4.786s, 2029	747,000	629,879
Ser. 07-C2, Class XW, IO, 0.741s, 2040	4,717,770	90,075

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	23,035,177	536,259
Ser. 03-C5, Class XCL, IO, 0.287s, 2037	6,396,142	105,367
Ser. 05-C3, Class XCL, IO, 0.224s, 2040	49,014,005	660,939
Ser. 05-C2, Class XCL, IO, 0.194s, 2040	116,670,375	766,384

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C7, Class XCL, IO, 0.169s, 2040	$63,927,219	$329,896
Ser. 05-C5, Class XCL, IO, 0.169s, 2020	52,244,844	456,719
Ser. 06-C7, Class XCL, IO, 0.138s, 2038	35,410,326	335,906
Ser. 07-C2, Class XCL, IO, 0 1/8s, 2040	75,963,281	537,668
Ser. 06-C1, Class XCL, IO, 0.114s, 2041	67,047,633	403,902

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.269s, 2017	377,000	226,200
FRB Ser. 05-LLFA, Class J, 1.119s, 2018	173,000	86,500

Lehman Mortgage Trust
IFB Ser. 06-7, Class 4A2, IO, 7.436s, 2036	1,208,028	143,731
IFB Ser. 06-9, Class 3A2, IO, 6.916s, 2037	865,253	95,749
IFB Ser. 07-4, Class 3A2, IO, 6.886s, 2037	1,134,005	124,945
IFB Ser. 07-2, Class 2A13, IO, 6.376s, 2037	2,157,510	220,109
IFB Ser. 07-4, Class 2A2, IO, 6.356s, 2037	4,866,464	494,919
IFB Ser. 06-9, Class 2A2, IO, 6.306s, 2037	2,191,221	221,094
IFB Ser. 06-7, Class 2A4, IO, 6.236s, 2036	4,241,497	423,217
IFB Ser. 06-7, Class 2A5, IO, 6.236s, 2036	4,011,179	400,235
IFB Ser. 07-5, Class 10A2, IO, 6.026s, 2037	2,338,676	225,495

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 5.189s, 2034	47,817	25,862
Ser. 04-03, Class 4AX, IO, 0.376s, 2034	628,275	2,136
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	1,936,696	3,389

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	264,203	236,282
Ser. 05-1, Class 1A4, 7 1/2s, 2034	458,554	505,843

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.928s, 2027	1,639,712	1,049,695

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	37,789,579	247,828

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.819s, 2022	408,848	265,751

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.986s, 2030	283,000	166,285
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035	1,452,290	1,062,623

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	640,000	518,421
FRB Ser. 07-C1, Class A4, 6.022s, 2050	720,000	518,044
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	41,000	35,400
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	40,000	34,030
Ser. 05-MCP1, Class XC, IO, 0.156s, 2043	27,736,010	199,699

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.435s, 2039	5,948,950	80,311
Ser. 05-LC1, Class X, IO, 0.1s, 2044	14,965,067	72,609

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	1,790,000	1,334,039
FRB Ser. 07-8, Class A2, 6.119s, 2049	759,000	673,613
Ser. 06-4, Class A2, 5.112s, 2049	3,296,000	3,116,049

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	1,307,223	130,722
Ser. 04-C2, Class X, IO, 6.004s, 2040	1,074,378	107,438
Ser. 05-C3, Class X, IO, 5.555s, 2044	1,172,464	93,797
Ser. 06-C4, Class X, IO, 5.454s, 2016	3,464,236	277,139

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.68s, 2043	4,856,602	132,051

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	553,000	492,170
FRB Ser. 06-IQ11, Class A4, 5.771s, 2042	1,799,000	1,497,424
Ser. 06-T21, Class A2, 5.09s, 2052	1,237,000	1,198,035

Putnam VT Income Fund 187

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	$1,065,000	$914,829
Ser. 04-HQ4, Class A7, 4.97s, 2040	882,000	787,361

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	790,000	55,300
Ser. 04-RR, Class F6, 6s, 2039	820,000	49,200
Ser. 05-HQ5, Class X1, IO, 0.188s, 2042	8,593,099	34,201

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.691s, 2035 F	1,571,242	746,340

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.185s, 2030	470,000	314,900

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 7.005s, 2035	176,719	124,730

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	152,657	139,484

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	1,699,000	1,566,761
Ser. 00-C1, Class J, 6 5/8s, 2010	206,000	70,067

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	518,664	300,825

Saco I Trust FRB Ser. 05-10, Class 1A1,
0.574s, 2033	363,671	61,504

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO, 0.617s, 2036	8,796,244	292,915

SBA CMBS Trust 144A Ser. 05-1A, Class D,
6.219s, 2035	215,000	203,156

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	336,000	245,280
Ser. 03-1A, Class M, 5s, 2018	228,000	125,400
Ser. 04-1A, Class L, 5s, 2018	150,000	84,000

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	3,530,771	1,906,616
FRB Ser. 07-10, Class 1A1, 6s, 2037	4,745,200	2,454,714
FRB Ser. 05-18, Class 6A1, 5.256s, 2035	755,340	475,864

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 0.664s, 2034	295,828	195,246

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.943s, 2037	17,669,721	1,569,062
Ser. 07-4, Class 1A4, IO, 1s, 2037	18,510,484	548,900

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.441s, 2037	4,350,038	342,783
Ser. 06-RF4, Class 1A, IO, 5.372s, 2036	2,417,384	194,028

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	1,405,000	1,112,226
Ser. 07-C31, Class A2, 5.421s, 2047	4,340,000	3,983,499
Ser. 07-C30, Class A3, 5.246s, 2043	1,743,000	1,518,954
Ser. 04-C15, Class A4, 4.803s, 2041	1,317,000	1,138,986
Ser. 06-C29, IO, 0.53s, 2048	36,332,649	519,863
Ser. 07-C34, IO, 0.519s, 2046	9,397,673	142,665

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.619s, 2018	313,000	93,900
Ser. 03-C3, Class IOI, IO, 0.562s, 2035	6,462,234	144,622
Ser. 07-C31, IO, 0.435s, 2047	57,745,614	541,593
Ser. 06-C27, Class XC, IO, 0.123s, 2045	18,263,190	91,048
Ser. 06-C23, Class XC, IO, 0.081s, 2045	38,646,203	115,422
Ser. 06-C26, Class XC, IO, 0.061s, 2045	14,558,884	26,135

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	73,000	15,971
Ser. 06-SL1, Class X, IO, 0.935s, 2043	3,038,939	88,464
Ser. 07-SL2, Class X, IO, 0.85s, 2049	5,900,919	151,595

MORTGAGE-BACKED SECURITIES (45.8%)* cont.	Principal amount	Value

Washington Mutual Mortgage Pass-Through
Certificates Ser. 07-2, Class CX, IO, 7s, 2037	$294,454	$32,979

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.189s, 2031	572,000	304,933

Total mortgage-backed securities (cost $182,556,771)		$192,326,751

CORPORATE BONDS	Principal
AND NOTES (23.5%)*	amount	Value

Basic materials (1.6%)
ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)	$145,000	$156,151

ArcelorMittal sr. unsec.
unsub. notes 6 1/8s, 2018 (Luxembourg)	140,000	122,500

Dow Chemical Co. (The) notes 9.4s, 2039	305,000	313,960

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	1,094,000	1,126,821

Dow Chemical Co. (The) Pass Through Trust
144A company guaranty 4.027s, 2009	1,190,000	1,178,862

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	115,000	115,863

Georgia-Pacific Corp. notes 8 1/8s, 2011	260,000	260,000

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011	106,000	109,180

International Paper Co. bonds 7.95s, 2018	98,000	94,545

International Paper Co. sr. unsec. notes 9 3/8s, 2019	351,000	357,143

International Paper Co. sr. unsec. notes 7.4s, 2014	635,000	631,541

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	225,000	228,094

Nalco Co. 144A sr. notes 8 1/4s, 2017	89,000	89,445

Potash Corp. of Saskatchewan, Inc.
sr. unsec. notes 6 1/2s, 2019 (Canada)	227,000	244,597

Potash Corp. of Saskatchewan, Inc.
sr. unsec. notes 5 1/4s, 2014 (Canada)	63,000	65,016

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 8.95s, 2014 (Australia)	268,000	297,814

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	90,000	89,197

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2012	100,000	94,750

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2015	170,000	149,600

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)	75,000	80,625

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)	111,000	116,273

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)	93,000	96,255

Westvaco Corp. unsec. notes 7 1/2s, 2027	60,000	53,003

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	305,000	273,328

		6,344,563
Capital goods (0.5%)
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	210,000	211,575

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	105,000	106,838

Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 4.85s, 2012	335,000	350,008

Eaton Corp. notes 5.6s, 2018	100,000	97,120

John Deere Capital Corp. sr. unsec.
notes Ser. MTN, 5.35s, 2018	145,000	146,774

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	240,000	217,800

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015	185,000	164,188

188 Putnam VT Income Fund

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Capital goods cont.
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	$323,000	$278,199

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	205,000	209,131

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	245,000	264,667

		2,046,300
Communication services (3.1%)
American Tower Corp. sr. unsec. notes 7s, 2017	505,000	488,588

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	494,000	602,092

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	130,000	129,810

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,500,000	1,449,153

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013	465,000	484,276

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	480,000	530,279

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	400,000	470,310

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	205,000	213,749

Cox Communications, Inc. notes 7 1/8s, 2012	135,000	145,119

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	245,000	271,445

Cox Communications, Inc. 144A notes 5 7/8s, 2016	125,000	122,081

France Telecom notes 8 1/2s, 2031 (France)	85,000	109,168

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	245,000	202,125

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	295,000	315,128

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	475,000	509,139

Southwestern Bell Telephone debs. 7s, 2027	425,000	415,918

TCI Communications, Inc. company
guaranty 7 7/8s, 2026	795,000	836,132

TCI Communications, Inc. debs. 9.8s, 2012	670,000	754,222

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)	100,000	96,534

Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Italy)	145,000	142,185

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	70,000	70,159

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	140,000	148,115

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s, 2015 (Spain)	230,000	234,909

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	240,000	297,133

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	575,000	595,242

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	40,000	41,573

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	260,000	286,592

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	125,000	121,661

Verizon Communications, Inc. sr. unsec.
notes 7.35s, 2039	230,000	250,620

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	90,000	106,942

Verizon New England, Inc. sr. notes 6 1/2s, 2011	975,000	1,037,809

Verizon New Jersey, Inc. debs. 8s, 2022	40,000	41,925

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	405,000	440,807

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	255,000	255,843

Verizon Wireless, Inc. 144A notes 5.55s, 2014	790,000	838,686

		13,055,469

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	$285,000	$295,756

Tyco International Finance SA company
guaranty sr. unsec. unsub. notes 8 1/2s, 2019	160,000	177,381

		473,137
Consumer cyclicals (1.0%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	208,000	204,880

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	175,000	177,894

DaimlerChrysler NA Holding Corp. company
guaranty unsec. notes 7.2s, 2009 (Germany)	695,000	698,116

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	265,000	270,404

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	420,000	404,216

News America Holdings, Inc. debs. 7 3/4s, 2045	265,000	241,404

News America, Inc. 144A company
guaranty notes 6.9s, 2019	105,000	106,288

Omnicom Group, Inc. sr. notes 5.9s, 2016	275,000	275,460

Target Corp. bonds 6 1/2s, 2037	690,000	697,973

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	5,000	5,513

Time Warner, Inc. company
guaranty sr. unsec. notes FRN 1.15s, 2009	355,000	354,153

Time Warner, Inc. debs. 9.15s, 2023	325,000	352,386

Time Warner, Inc. debs. 9 1/8s, 2013	340,000	374,341

Wal-Mart Stores, Inc. sr. unsec. notes 6.2s, 2038	130,000	140,793

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	80,000	83,600

		4,387,421
Consumer staples (1.8%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	285,000	320,030

Altria Group, Inc. company
guaranty sr. unsec. unsub. notes 8 1/2s, 2013	245,000	279,706

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. notes 8.2s, 2039	285,000	317,397

Campbell Soup Co. debs. 8 7/8s, 2021	345,000	442,722

Coca-Cola Co. (The) sr. unsec.
unsub. notes 4 7/8s, 2019	220,000	226,878

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	118,000	125,055

CVS Caremark, Corp. sr. unsec. FRN 6.302s, 2037	790,000	584,600

CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	650,557	662,008

Delhaize Group sr. unsub. notes 6 1/2s, 2017 (Belgium)	230,000	234,870

Diageo Capital PLC company guaranty 5 3/4s,
2017 (United Kingdom)	565,000	589,444

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	270,000	280,806

General Mills, Inc. sr. unsec. notes 5.65s, 2019	85,000	89,017

Kellogg Co. sr. unsec. notes 4.45s, 2016	50,000	50,042

Kellogg Co. sr. unsub. 5 1/8s, 2012	65,000	69,547

Kraft Foods, Inc. notes 6 1/8s, 2018	295,000	307,579

Kroger Co. company guaranty 6 3/4s, 2012	20,000	21,623

Kroger Co. company guaranty 6.4s, 2017	200,000	212,036

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	220,000	238,044

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	345,000	373,139

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	145,000	143,560

Putnam VT Income Fund 189

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Consumer staples cont.
SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	$465,000	$480,358

Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011	350,000	369,922

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037 (United Kingdom)	550,000	556,390

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	245,000	248,804

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	355,000	365,261

		7,588,838
Energy (1.3%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	90,000	95,790

Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	420,000	399,000

ConocoPhillips company guaranty sr. unsec.
bond 5.9s, 2038	245,000	242,824

ConocoPhillips company guaranty sr. unsec.
notes 5.2s, 2018	120,000	122,356

ConocoPhillips notes 6 1/2s, 2039	430,000	457,706

Devon Energy Corp. sr. notes 6.3s, 2019	155,000	165,636

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	120,000	128,641

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	155,000	162,227

Forest Oil Corp. sr. notes 8s, 2011	250,000	248,750

Halliburton Co. sr. unsec. notes 7.45s, 2039	385,000	449,442

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	125,000	130,364

Kerr-McGee Corp. sec. notes 6.95s, 2024	295,000	273,723

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	90,000	91,433

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	280,000	252,700

Nexen, Inc. unsec. unsub. notes 6.4s, 2037 (Canada)	240,000	220,430

Peabody Energy Corp. sr. notes 5 7/8s, 2016	325,000	286,000

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	50,000	49,755

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	95,000	89,258

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	115,000	113,880

Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	185,000	167,423

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	195,000	186,979

Williams Cos., Inc. (The) 144A sr. unsec.
notes 8 3/4s, 2020	415,000	432,638

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	305,000	318,406

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	245,000	262,846

		5,348,207
Financials (7.9%)
Aflac, Inc. sr. notes 8 1/2s, 2019	120,000	128,224

AGFC Capital Trust I 144A company guaranty 6s, 2067	270,000	56,700

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	415,000	429,104

American Express Bank FSB notes Ser. BKN1,
5.55s, 2012	350,000	350,718

American Express Bank FSB sr. unsec. FRN
Ser. BKNT, 0.621s, 2017	570,000	416,178

American Express Co. sr. unsec. notes 8 1/8s, 2019	800,000	830,183

Bank of America Corp. sr. notes 7 5/8s, 2019	595,000	597,654

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 1.701s, 2027	465,000	237,652

Barclays Bank PLC sr. unsec. unsub. notes 6 3/4s, 2019	300,000	297,532

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Financials cont.
Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049	$540,000	$459,000

Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012	700,000	760,798

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	455,000	459,784

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	715,000	753,602

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.683s, 2012	622,188	541,339

Capital One Capital III company guaranty 7.686s, 2036	475,000	336,568

Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 0.93s, 2009	90,000	89,690

Chubb Corp. (The) sr. notes 6 1/2s, 2038	235,000	254,758

CIT Group, Inc. jr. unsec. sub. notes FRN 6.1s, 2067	825,000	297,000

CIT Group, Inc. sr. notes 5.4s, 2013	60,000	37,186

CIT Group, Inc. sr. notes 5s, 2014	470,000	279,115

Citigroup, Inc. sr. notes 6 1/2s, 2013	480,000	466,261

Citigroup, Inc. sr. unsec. notes 6s, 2017	585,000	509,983

Citigroup, Inc. sr. unsec.
unsub. notes 5 1/4s, 2012	960,000	937,440

Citigroup, Inc. sr. unsec. unsub. notes FRN 1.07s, 2010	695,000	678,585

Citigroup, Inc. sub. notes 5s, 2014	530,000	444,309

CNA Financial Corp. unsec. notes 6s, 2011	305,000	290,236

Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	576,000	374,400

Deutsche Bank AG/London notes 4 7/8s, 2013
(United Kingdom)	325,000	333,603

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	495,000	321,750

Dresdner Funding Trust I 144A bonds 8.151s, 2031	575,000	276,719

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	185,000	144,753

Duke Realty LP sr. unsec. notes 6 1/4s, 2013	40,000	35,297

Fleet Capital Trust V bank guaranty FRN 1.613s, 2028	675,000	353,645

Fund American Cos., Inc. notes 5 7/8s, 2013	485,000	459,079

GATX Financial Corp. notes 5.8s, 2016	235,000	207,887

General Electric Capital Corp. sr. unsec.
FRN Ser. MTN, 1.156s, 2016	100,000	79,585

General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	960,000	764,512

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	565,000	376,980

Goldman Sachs Group, Inc (The) sr. unsec.
6.15s, 2018	230,000	223,923

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	500,000	521,730

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	1,200,000	1,055,143

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	320,000	271,271

Health Care REIT, Inc. sr. notes 6s, 2013 R	160,000	148,441

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	410,000	326,520

HSBC Finance Capital Trust IX FRN 5.911s, 2035	1,400,000	740,072

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	1,005,000	972,150

iStar Financial, Inc. 144A company
guaranty sr. sec. notes 10s, 2014 R	167,000	123,580

JPMorgan Chase Bank NA sub. notes Ser. BKNT,
6s, 2017	405,000	394,202

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	337,000	284,021

190 Putnam VT Income Fund

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Financials cont.
JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	$365,000	$313,900

Liberty Mutual Insurance 144A notes 7.697s, 2097	900,000	538,410

Loews Corp. notes 5 1/4s, 2016	210,000	211,014

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	655,000	673,766

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	395,000	384,536

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	370,000	392,900

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	875,000	812,792

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 1.292s, 2011	340,000	314,833

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2067	1,500,000	1,215,000

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.409s, 2010	445,000	440,969

Morgan Stanley & Co. sr. unsec.
notes Ser. MTN, 5 3/4s, 2016	445,000	426,620

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	235,000	210,566

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	270,000	265,996

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	445,000	411,575

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	205,000	164,448

Nuveen Investments, Inc. sr. unsec. notes 5 1/2s, 2015	205,000	103,525

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	515,000	401,149

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	165,000	162,002

Prudential Financial, Inc. sr. notes 6.2s, 2015	165,000	161,302

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	205,000	193,688

Royal Bank of Scotland Group PLC jr.
sub. notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	300,000	120,000

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	93,000	93,591

Simon Property Group LP sr. unsec.
notes 6 1/8s, 2018 R	370,000	337,965

Simon Property Group LP unsub. bonds 5 3/4s, 2015 R	153,000	140,910

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	525,000	496,125

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	295,000	288,155

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.629s, 2037	200,000	115,198

Swiss Re Capital I LP 144A company
guaranty FRN 6.854s, 2049 (United Kingdom)	155,000	86,145

Travelers Cos., Inc. (The) sr. unsec. notes 5.9s, 2019	100,000	103,024

Wachovia Bank NA sr. unsec.
sub. notes Ser. BKNT, 6.6s, 2038	285,000	277,823

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	930,000	937,273

Wells Fargo & Co. sr. notes 4 3/8s, 2013	870,000	877,491

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	375,000	360,000

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	645,000	519,896

Willis Group North America, Inc. company
guaranty 6.2s, 2017	245,000	216,968

ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	865,000	627,125

		33,125,542

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Health care (1.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	$755,000	$700,068

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	730,000	781,706

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	230,000	242,564

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	83,000	90,528

Express Scripts, Inc. sr. unsec.	207,000	217,802

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	440,000	466,050

Hospira, Inc. sr. notes 6.05s, 2017	45,000	43,947

Hospira, Inc. sr. notes 5.55s, 2012	200,000	208,363

Merck & Co., Inc. sr. unsec. unsub. notes 5.85s, 2039	97,000	98,876

Merck & Co., Inc. sr. unsec. unsub. notes 5s, 2019	93,000	94,290

Novartis Securities Investment, Ltd. company
guaranty sr. unsec. notes 5 1/8s, 2019	525,000	534,617

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	483,000	573,520

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	152,000	166,194

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	295,000	339,506

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	200,000	160,892

UnitedHealth Group, Inc. sr. unsec. notes 5 1/2s, 2012	305,000	315,626

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	190,000	170,525

WellPoint, Inc. notes 7s, 2019	405,000	418,589

		5,623,663
Technology (0.6%)
Corning, Inc. sr. unsec. unsub. notes 6 5/8s, 2019	95,000	97,091

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	65,000	66,346

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	305,000	308,454

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6 1/8s, 2012	269,000	279,221

IBM Corp. sr. unsec. notes 5.7s, 2017	240,000	254,916

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	405,000	388,591

Nokia Corp. sr. unsec. notes 6 5/8s, 2039 (Finland)	79,000	83,418

Nokia Corp. sr. unsec. notes 5 3/8s, 2019 (Finland)	36,000	36,422

Xerox Corp. sr. notes 8 1/4s, 2014	261,000	271,028

Xerox Corp. sr. notes 6.4s, 2016	445,000	409,400

Xerox Corp. sr. unsec. notes 6.35s, 2018	540,000	481,950

		2,676,837
Transportation (0.6%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	40,000	32,800

American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	215,000	201,563

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	135,000	147,095

Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018	160,000	163,718

Delta Air Lines, Inc. pass-through
certificates Ser. 71-A, 6.821s, 2022	340,335	287,583

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	589,564	480,494

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	332,782	314,360

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	50,268

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	205,000	206,645

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	295,000	287,784

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022	269,999	207,899

		2,380,209

Putnam VT Income Fund 191

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Utilities and power (3.7%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	$150,000	$152,926

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	90,000	92,587

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	255,000	226,423

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	370,000	376,411

Beaver Valley II Funding debs. 9s, 2017	482,000	475,748

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	680,000	643,121

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	942,000	729,549

CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	515,000	545,828

CMS Energy Corp. unsub. notes 6.55s, 2017	20,000	17,850

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	105,000	109,281

Commonwealth Edison Co. 1st mtge. sec.
bonds 5 7/8s, 2033	195,000	186,889

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	80,000	81,241

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	1,375,000	935,000

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	75,000	77,894

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	490,000	514,147

El Paso Natural Gas Co. sr. unsec. notes 5.95s, 2017	50,000	48,127

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	380,000	413,338

Electricite de France 144A notes 6.95s, 2039 (France)	415,000	465,925

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	410,000	391,235

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	230,000	229,933

Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	320,000	295,200

ITC Holdings Corp. 144A notes 5 7/8s, 2016	450,000	425,954

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	140,000	129,189

Kansas Gas & Electric bonds 5.647s, 2021	140,381	133,774

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	232,000	226,200

MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	490,000	484,354

MidAmerican Energy Holdings Co. sr. unsec.
bond 6 1/2s, 2037	185,000	192,001

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	175,000	196,015

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	395,000	425,046

Northwestern Corp. sec. notes 5 7/8s, 2014	450,000	457,692

Oncor Electric Delivery Co. debs. 7s, 2022	106,000	111,944

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	155,000	170,663

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	235,000	237,765

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	205,000	223,379

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	450,000	407,149

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	445,082	438,771

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	265,000	267,462

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	15,000	15,415

Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	390,000	390,447

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	480,000	340,800

Southern Natural Gas. Co. 144A notes 5.9s, 2017	185,000	173,787

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	430,000	438,860

CORPORATE BONDS	Principal
AND NOTES (23.5%)* cont.	amount	Value

Utilities and power cont.
Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	$50,000	$49,102

Spectra Energy Capital, LLC sr. notes 8s, 2019	325,000	354,050

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *, 7.2s, 2011	465,000	479,506

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	630,000	698,639

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	275,000	271,732

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	210,000	145,950

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	260,000	273,612

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	395,000	362,439

		15,530,350
Total corporate bonds and notes (cost $104,361,806)		$98,580,536

ASSET-BACKED SECURITIES (9.9%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.004s, 2035	$65,338	$22,332
FRB Ser. 05-4, Class A2C, 0.524s, 2035	100,771	85,855

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.464s, 2036	307,000	62,496
FRB Ser. 06-HE3, Class A2C, 0.464s, 2036	418,000	108,966

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	26,758	3

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.724s, 2029	984,798	426,829

American Express Credit Account Master Trust
144A Ser. 04-C, Class C, 0.819s, 2012	182,670	182,443

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 2.814s, 2036	388,000	5,257
FRB Ser. 03-8, Class M2, 2.064s, 2033	176,486	32,576

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	622,000	68,420
Ser. 04-1A, Class E, 6.42s, 2039	495,418	89,175

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.584s, 2033	21,651	2,655
FRB Ser. 06-W4, Class A2C, 0.474s, 2036	743,000	237,305

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.314s, 2033	147,181	97,494
FRB Ser. 05-WMC1, Class M1, 0.754s, 2035	177,000	76,110

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.504s, 2036	116,968	60,139
FRB Ser. 06-HE4, Class A5, 0.474s, 2036	455,304	270,779
FRB Ser. 06-HE7, Class A4, 0.454s, 2036	217,000	64,666

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 1.015s, 2033	379,141	140,282

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	173,000	152,863

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.316s, 2039	2,025,223	1,162,072
FRB Ser. 04-D, Class A, 0.698s, 2044	382,455	326,194

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.664s, 2038	277,796	166,677
FRB Ser. 03-SSRA, Class A, 1.014s, 2038	275,543	179,103
FRB Ser. 04-SSRA, Class A1, 0.914s, 2039	264,624	124,373

192 Putnam VT Income Fund

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-PC1, Class M9, 2.064s, 2035	$68,697	$687
FRB Ser. 05-HE1, Class M3, 1.244s, 2035	198,000	95,422
FRB Ser. 03-3, Class A2, 0.904s, 2043	694,882	468,542
FRB Ser. 05-3, Class A1, 0.764s, 2035	130,830	96,233

Capital Auto Receivables Asset Trust 144A
Ser. 05-1, Class D, 6 1/2s, 2011	582,000	582,320

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.734s, 2035	133,073	59,087

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	1,877,630	130,529
Ser. 00-4, Class A6, 8.31s, 2032	2,632,261	1,847,239
Ser. 00-5, Class A6, 7.96s, 2032	1,237,451	916,758
Ser. 01-4, Class A4, 7.36s, 2033	1,790,402	1,535,592
Ser. 00-6, Class A5, 7.27s, 2031	341,587	282,815
Ser. 01-1, Class A5, 6.99s, 2032	3,569,038	2,897,937
Ser. 01-3, Class A4, 6.91s, 2033	1,940,909	1,598,958
Ser. 02-1, Class A, 6.681s, 2033	1,553,167	1,423,654

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.834s, 2035	134,000	98,485
FRB Ser. 04-6, Class 2A5, 0.704s, 2034	306,103	203,344
FRB Ser. 05-14, Class 3A2, 0.554s, 2036	61,578	47,710

Credit-Based Asset Servicing and
Securitization 144A Ser. 06-MH1, Class B1,
6 1/4s, 2036	137,000	57,540

Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038	716,000	179,000

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s,
2034 (In default) †	49,089	—

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.984s, 2035	64,804	29,136

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 0.854s, 2035	279,234	248,672

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
0.464s, 2036	493,000	172,198

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	83,508	78,961

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.644s, 2036	685,000	239,579
FRB Ser. 06-2, Class 2A3, 0.484s, 2036	1,287,000	335,226

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.614s, 2019	513,000	307,800
Ser. 04-1A, Class B, 1.164s, 2018	21,391	17,754

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	814,000	773,165

GEBL 144A
Ser. 04-2, Class D, 3.069s, 2032	235,334	14,120
Ser. 04-2, Class C, 1.169s, 2032	176,022	17,602

Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	5,310,965	4,044,374
Ser. 97-2, Class A7, 7.62s, 2028	103,931	94,093
Ser. 97-6, Class A9, 7.55s, 2029	250,575	197,749
Ser. 97-4, Class A7, 7.36s, 2029	170,704	136,325
Ser. 97-3, Class A5, 7.14s, 2028	141,190	122,760
Ser. 97-6, Class A8, 7.07s, 2029	72,430	68,047
Ser. 98-4, Class A7, 6.87s, 2030	103,039	85,512
Ser. 97-7, Class A8, 6.86s, 2029	101,133	83,750
Ser. 98-6, Class A7, 6.45s, 2030	86,279	83,813
Ser. 99-1, Class A6, 6.37s, 2025	408,000	371,312

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount	Value

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	$1,438,604	$935,092
Ser. 99-5, Class M1A, 8.3s, 2026	197,000	114,673

GS Auto Loan Trust 144A Ser. 04-1, Class D,
5s, 2011	193,729	191,792

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
0.464s, 2036	1,916,000	505,003

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class D, 1.864s, 2030	400,000	40,000
FRB Ser. 05-1A, Class D, 1.844s, 2030	180,084	18,008

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 1.474s, 2036	792,845	293,353

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.644s, 2036	345,000	132,981

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 2.564s, 2035	268,000	4,020
FRB Ser. 06-FRE1, Class A4, 0.604s, 2035	291,000	87,124

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	4,048,209	2,403,153
IFB Ser. 07-3, Class 4B, IO, 6.376s, 2037	1,679,546	171,347

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.317s, 2036	1,280,000	89,600
FRB Ser. 02-1A, Class FFL, 3.065s, 2037	2,075,000	311,250

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	2,003,492	871,519

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.934s, 2035	226,000	77,105
FRB Ser. 06-4, Class 2A4, 0.574s, 2036	331,000	87,261
FRB Ser. 06-1, Class 2A3, 0.504s, 2036	477,346	212,966

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.564s, 2032	1,626,445	975,867
Ser. 02-A IO, 0.3s, 2032	44,037,209	518,362

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	29,639	14,820
Ser. 04-2A, Class D, 5.389s, 2026	28,050	14,025
Ser. 04-2A, Class C, 4.741s, 2026	27,797	16,678
FRB Ser. 02-1A, Class A1, 1.015s, 2024	233,671	202,611

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.464s, 2036	174,000	68,979

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	192,300	85,559

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.994s, 2035	141,000	100,407
FRB Ser. 05-HE1, Class M3, 0.834s, 2034	141,000	86,798
FRB Ser. 06-NC4, Class M2, 0.614s, 2036	198,000	1,206

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.308s, 2039	500,000	100,000

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 1.373s, 2015	109,817	99,681

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	37,451	35,269

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	609,571	506,029
FRB Ser. 03-4, Class M3, 2.364s, 2033	10,904	4,407

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.474s, 2036	410,000	152,286
FRB Ser. 06-2, Class A2C, 0.464s, 2036	410,000	101,768

Putnam VT Income Fund 193

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	$521,350	$268,544
Ser. 00-D, Class A3, 6.99s, 2022	8,121	7,822
Ser. 01-D, Class A3, 5.9s, 2022	58,038	25,670
Ser. 02-C, Class A1, 5.41s, 2032	1,435,979	947,746

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	149,432	119,943
Ser. 01-B, Class A3, 6.535s, 2023	52,679	34,227

Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017	7,568	7,410

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.144s, 2036	92,000	10,133

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
0.444s, 2036	639,000	213,269

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.504s, 2036	461,976	255,457
FRB Ser. 07-RZ1, Class A2, 0.474s, 2037	640,000	202,635

Residential Asset Securities Corp. FRB
Ser. 05-EMX1, Class M2, 1.044s, 2035	320,080	222,173

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s,
2034 (In default) †	37,676	188

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	98,270	1

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.964s, 2035	141,000	1,161
FRB Ser. 07-NC2, Class A2B, 0.454s, 2037	602,000	171,041
FRB Ser. 07-BR5, Class A2A, 0.444s, 2037	399,987	241,992

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.524s, 2036	704,000	166,364
FRB Ser. 06-FRE1, Class A2B, 0.494s, 2036	325,000	140,912

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.484s, 2036	333,000	188,350
FRB Ser. 06-3, Class A3, 0.474s, 2036	1,927,000	780,862

South Coast Funding 144A FRB Ser. 3A,
Class A2, 2.156s, 2038	235,000	2,350

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.574s, 2036	331,000	7,683

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.602s, 2015	2,030,907	1,259,162

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	718,000	43,080

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.424s, 2037	3,920,330	2,195,385

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 0.634s, 2037	146,000	36,529

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.992s, 2044 (United Kingdom)	244,291	29,315

Total asset-backed securities (cost $71,041,064)		$41,399,267

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.6%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$45,696,000	$5,867,823

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.6%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$45,696,000	$5,781,483

Option on an interest rate swap
with Goldman Sachs International
for the right to pay a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	45,696,000	318,767

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	45,696,000	356,886

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	27,793,000	1,500,822

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.230	27,793,000	1,495,263

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.030	33,440,000	3,398,842

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.030	33,440,000	629,675

Total purchased options outstanding (cost $11,586,263)			$19,349,561

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Affinion Group, Inc. bank term loan FRN
Ser. B, 2.809s, 2013	$127,740	$120,395

Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.071s, 2014	124,728	98,580

First Data Corp. bank term loan FRN Ser. B1,
3.065s, 2014	63,530	47,489

Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 4.092s, 2015	112,904	82,420

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 3.22s, 2014	5,105	3,455

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2.616s, 2014	89,605	60,652

Intelsat Corp. bank term loan FRN Ser. B2,
2.819s, 2011	33,750	30,652

Intelsat Corp. bank term loan FRN Ser. B2-A,
2.819s, 2013	33,760	30,661

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.819s, 2013	33,750	30,652

Lear Corp. bank term loan FRN 3.168s, 2013	114,307	79,491

194 Putnam VT Income Fund

SENIOR LOANS (0.3%)* [c] cont.	Principal amount	Value

Level 3 Communications, Inc. bank term loan
FRN 3.155s, 2014	$129,000	$107,030

MetroPCS Wireless, Inc. bank term loan FRN
3.066s, 2013	50,816	48,269

National Bedding Co. bank term loan FRN
2.38s, 2011	55,293	47,183

Navistar Financial Corp. bank term loan FRN
4.271s, 2012	34,400	29,606

Navistar International Corp. bank term loan
FRN 3.569s, 2012	94,600	81,415

Polypore, Inc. bank term loan FRN Ser. B,
2.59s, 2014	127,379	116,234

Spectrum Brands, Inc. bank term loan FRN
2.803s, 2013 (In default) †	8,231	7,298

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 7.019s, 2013 (In default) †	119,534	105,987

Sun Healthcare Group, Inc. bank term loan
FRN 2.1s, 2014	21,507	18,873

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 3.175s, 2014	134,724	118,220

SunGard Data Systems, Inc. bank term loan
FRN 2.462s, 2014	63,686	58,910

Travelport bank term loan FRN Ser. B,
3.146s, 2013	51,534	40,261

Travelport bank term loan FRN Ser. DD,
2.819s, 2013	26,678	20,859

TW Telecom, Inc. bank term loan FRN Ser. B,
2.32s, 2013	63,523	59,306

Total senior loans (cost $1,576,017)		$1,443,898

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds
(Build America Bonds), 7 1/2s, 4/1/34	$350,000	$320,369

MI Tobacco Settlement Fin.
Auth. Rev. Bonds, Ser. A, 7.309s, 6/1/34	395,000	263,694

Tobacco Settlement Fin. Auth. of
WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	560,000	376,264

Total municipal bonds and notes (cost $1,307,512)		$960,327

SHORT-TERM INVESTMENTS (32.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	92,659,321	$92,659,321

Manhattan Asset Funding Co., LLC,
0.40%, July 2, 2009	$6,100,000	6,099,932

SSgA Prime Money Market Fund i	7,200,000	7,200,000

U.S. Treasury Bills, for effective yields ranging
from 0.50% to 0.66%, December 17, 2009	972,000	968,820

U.S. Treasury Bills, for effective yields ranging
from 0.52% to 0.66%, November 19, 2009 #	8,350,000	8,329,559

U.S. Treasury Bills, zero%, November 19, 2009 i	4,245,000	4,240,755

Victory Receivables Corp. 0.38%,
July 13, 2009	8,000,000	7,998,987

Working Capital Management Co. 0.60%,
July 10, 2009	8,000,000	7,998,800

Total short-term investments (cost $135,497,970)		$135,496,174
Total investments (cost $694,826,637)		$678,307,628

Key to other fixed-income security abbreviations

FRB Floating Rate Bonds
FRN Floating Rate Notes
IFB Inverse Floating Rate Bonds
IO Interest Only
MTN Medium Term Notes
MTNA Medium Term Notes Class A
MTNB Medium Term Notes Class B
PO Principal Only
TBA To Be Announced Commitments

* Percentages indicated are based on net assets of $419,970,800.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at June 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at June 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs. (Note 1).

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At June 30, 2009, liquid assets totaling $272,007,718 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at June 30, 2009.

FUTURES CONTRACTS				Unrealized
OUTSTANDING at	Number of		Expiration	appreciation
6/30/09 (Unaudited)	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	668	$165,881,100	Sep-09	$(2,756,259)

Euro-Dollar 90 day (Short)	551	136,503,363	Dec-09	(3,160,512)

Euro-Dollar 90 day (Short)	34	8,400,125	Mar-10	(212,867)

U.S. Treasury Bond 20 yr (Long)	358	42,372,656	Sep-09	429,964

U.S. Treasury Note 2 yr (Short)	210	45,405,938	Sep-09	82,814

U.S. Treasury Note 5 yr (Short)	139	15,945,906	Sep-09	159,641

U.S. Treasury Note 10 yr (Long)	318	36,972,469	Sep-09	389,110

Total				$(5,068,109)

Putnam VT Income Fund 195

TBA SALE COMMITMENTS OUTSTANDING at 6/30/09
(proceeds receivable
$1,993,281) (Unaudited)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, July 1, 2039	$1,000,000	7/31/09	$1,017,969

FNMA, 4 1/2s, July 1, 2039	1,000,000	7/31/09	997,500

Total			$2,015,469

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $14,798,182)	Contract	date/
(Unaudited)	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.08%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	$32,893,000	Feb-10/5.080	$3,443,897

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.4%
versus the three month USD-LIBOR-BBA
maturing November 9, 2019.	14,649,000	Nov-09/4.400	934,313

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	27,793,000	Jun-10/5.235	619,784

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of
5.215% versus the three month
USD-LIBOR-BBA maturing
February 18, 2020.	44,455,000	Feb-10/5.215	5,066,092

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed rate
of 5.51% versus the three month
USD-LIBOR-BBA maturing
May 14, 2022.	9,347,000	May-12/5.51	1,049,014

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $14,798,182)	Contract	date/
(Unaudited) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	$27,793,000	Jun-10/5.23	$619,506

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.22%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	32,893,000	Feb-10/5.220	3,751,118

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 4.4%
versus the three month USD-LIBOR-BBA
maturing November 9, 2019.	14,649,000	Nov-09/4.400	334,437

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.51% versus the three month
USD-LIBOR-BBA maturing May 14, 2022.	9,347,000	May-12/5.510	435,664

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.08% versus the three month
USD-LIBOR-BBA maturing
February 24, 2020.	32,893,000	Feb-10/5.080	612,797

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.22%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	32,893,000	Feb-10/5.220	539,116

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.215% versus the three month
USD-LIBOR-BBA maturing
February 18, 2020.	44,455,000	Feb-10/5.215	713,946

Total			$18,119,684

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$25,143,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$581,472

31,200,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(2,321,343)

190,306,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	6,835,610

23,619,000	—	9/15/10	3.08%	3 month USD-LIBOR-BBA	(791,086)

101,350,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	3,080,072

70,840,000	399,228	10/14/18	3 month USD-LIBOR-BBA	4.30%	4,281,255

61,875,000	154,502	10/14/38	4.25%	3 month USD-LIBOR-BBA	(1,202,602)

46,264,000	17,462	10/20/18	3 month USD-LIBOR-BBA	4.60%	3,666,695

41,955,000	(38,139)	10/20/10	3.00%	3 month USD-LIBOR-BBA	(1,231,881)

13,780,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(1,098,620)

50,782,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(1,235,276)

32,274,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	1,317,549

919,000	—	9/16/38	3 month USD-LIBOR-BBA	4.66%	90,946

13,718,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(1,654,759)

Barclays Bank PLC
82,403,000	—	12/9/10	3 month USD-LIBOR-BBA	2.005%	1,062,896

41,744,000	—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(3,631,847)

196 Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
$95,073,000	$—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	$3,957,410

73,931,000	—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	(4,620,316)

49,323,000	—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	1,542,179

52,125,000	—	6/29/18	2.477%	3 month USD-LIBOR-BBA	4,847,927

37,802,000	—	2/24/16	2.77%	3 month USD-LIBOR-BBA	988,874

30,275,000	—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(560,586)

5,596,000	—	4/6/39	3.295%	3 month USD-LIBOR-BBA	809,828

15,731,000	—	5/11/39	3.8425%	3 month USD-LIBOR-BBA	812,630

Credit Suisse International
20,270,000	—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	632,031

21,695,000	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	801,452

55,216,000	—	10/9/10	3 month USD-LIBOR-BBA	2.81%	1,434,545

33,307,000	31,663	10/31/18	4.35%	3 month USD-LIBOR-BBA	(1,888,178)

20,000,000	—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(1,560,722)

28,926,000	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(3,231,340)

53,520,000	(572,045)	12/10/38	2.69%	3 month USD-LIBOR-BBA	12,886,629

50,520,000	539,980	12/10/38	3 month USD-LIBOR-BBA	2.69%	(12,164,284)

22,592,000	—	1/16/19	3 month USD-LIBOR-BBA	2.32%	(2,399,159)

126,306,000	—	2/5/14	2.475%	3 month USD-LIBOR-BBA	1,015,698

41,068,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(3,724,167)

6,290,000	—	4/28/39	3.50375%	3 month USD-LIBOR-BBA	690,989

8,000,000	—	6/23/19	3 month USD-LIBOR-BBA	4.054%	214,759

Deutsche Bank AG
36,747,000	—	4/21/14	2.51%	3 month USD-LIBOR-BBA	573,716

271,242,000	—	5/12/11	1.43%	3 month USD-LIBOR-BBA	(31,004)

3,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	(29,563)

7,000,000	—	6/9/19	3 month USD-LIBOR-BBA	4.195%	281,730

35,980,000	—	9/24/10	3 month USD-LIBOR-BBA	3.395%	1,368,644

28,763,000	24,633	11/21/10	2.25%	3 month USD-LIBOR-BBA	(462,655)

143,334,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	1,377,552

24,619,000	—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	145,406

62,132,000	—	12/5/13	2.590625%	3 month USD-LIBOR-BBA	423,054

30,902,000	—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	(312,265)

55,136,000	—	12/15/18	3 month USD-LIBOR-BBA	2.80776%	(3,991,947)

27,385,000	—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(4,644,078)

115,867,000	—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	640,524

60,782,000	—	12/30/13	2.15633%	3 month USD-LIBOR-BBA	1,680,422

26,404,000	—	1/9/14	3 month USD-LIBOR-BBA	2.165%	(539,330)

18,048,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(2,063,212)

126,381,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	878,588

129,652,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(12,233,755)

363,367,000	—	2/5/14	2.44661%	3 month USD-LIBOR-BBA	3,414,451

214,455,000	—	2/6/14	2.5529%	3 month USD-LIBOR-BBA	946,549

73,123,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(5,855,551)

116,174,000	—	2/10/14	2.5825%	3 month USD-LIBOR-BBA	377,553

36,943,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(2,722,849)

20,723,000	—	2/25/14	2.4675%	3 month USD-LIBOR-BBA	196,143

166,600,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	892,936

50,800,000	—	3/23/11	3 month USD-LIBOR-BBA	1.45%	283,527

170,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-BBA	3,017,677

78,000,000	—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(5,015,969)

Putnam VT Income Fund 197

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
$23,109,000		$(665,539)	4/8/19	3 month USD-LIBOR-BBA	5.325%	$2,623,049

JPMorgan Chase Bank, N.A.
7,968,000		—	3/5/18	4.325%	3 month USD-LIBOR-BBA	(521,120)

24,386,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(1,822,667)

6,050,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(957,991)

21,658,000		—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(3,532,414)

90,223,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	1,747,795

47,089,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	1,487,602

39,362,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	1,220,584

54,877,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	972,122

62,642,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	2,743,826

41,904,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	971,795

96,058,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	(196,999)

20,205,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-BBA	(943,574)

7,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	288,921

51,744,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	307,029

44,069,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	293,793

25,846,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	1,065,768

82,878,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	3,347,298

20,205,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-BBA	(948,019)

20,044,000		—	6/16/19	4.09%	3 month USD-LIBOR-BBA	(613,226)

12,673,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	150,017

19,684,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	724,743

2,000,000		—	12/3/18	3 month USD-LIBOR-BBA	2.918%	(124,512)

33,337,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	370,387

7,870,000		—	3/6/39	3.48%	3 month USD-LIBOR-BBA	840,559

146,000,000		—	3/20/19	3.20875%	3 month USD-LIBOR-BBA	4,993,180

78,184,000		—	3/23/16	3 month USD-LIBOR-BBA	2.6125%	(3,041,683)

95,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	549,291

3,800,000		—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(347,272)

137,300,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	46,292

48,410,000		—	4/3/13	1.963%	3 month USD-LIBOR-BBA	884,986

43,770,000		—	4/3/14	2.203%	3 month USD-LIBOR-BBA	1,245,887

38,300,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	113,966

UBS, AG
92,318,000		3,068,806	11/10/28	4.45%	3 month USD-LIBOR-BBA	(1,810,742)

141,820,000		(3,602,746)	11/10/18	3 month USD-LIBOR-BBA	4.45%	5,555,404

155,209,000		—	11/24/10	3 month USD-LIBOR-BBA	2.05%	2,173,207

Total						$6,688,856
E See Note 1 to the financial statements regarding extended effective dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB Index	—	$1,632	$2,373,000	10/12/52	(134 bp)	$2,010,412

Financial Security Assurance Holdings, Ltd,
6.4%, 12/15/66	Baa1	—	135,000	12/20/12	95 bp	(37,512)

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—	—	655,000	3/20/12	(95 bp)	(8,619)

Meadwestvaco Corp., 6.85%, 4/1/12	—	—	63,000	3/20/18	(177 bp)	(4,211)

198 Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount		date	per annum	(depreciation)

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	$290,861	$1,833,023		7/25/45	18 bp	$ (11,532)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	230,156	1,374,836		7/25/45	18 bp	3,349

DJ ABX HE PEN AAA Series 7 Version 1 Index	A–	937,696	1,591,000	F	8/25/37	9 bp	(169,935)

DJ CDX NA IG Series 12 Version 1 Index	—	(57,135)	1,515,000		6/20/14	(100 bp)	(35,668)

Citibank, N.A.
DJ ABX HE PEN AAA Series 6 Version 1 Index	AA	206,698	1,010,909		5/25/46	11 bp	(200,174)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	93,062	523,643		7/25/45	18 bp	6,676

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	94,393	534,648		5/25/46	11 bp	(120,793)

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—	—	395,000		9/20/14	(105 bp)	(10,105)

Sara Lee Corp., 6 1/8%, 11/1/32	—	—	350,000		9/20/11	(43 bp)	(787)

Yum! Brands, Inc., 8 7/8%, 4/15/11	—	—	355,000		3/20/13	(65 bp)	1,199

Credit Suisse International
DJ ABX HE AAA Series 7 Version 2 Index	BB+	157,620	$284,000		1/25/38	76 bp	(52,540)

DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	456,229	2,547,554		7/25/45	18 bp	35,959

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	1,592,170	3,621,591		5/25/46	11 bp	134,546

DJ ABX HE PEN AAA Series 7 Version 1 Index	A–	1,198,781	2,019,000		8/25/37	9 bp	(204,424)

DJ CDX NA HY Series 10	B1	53,267	507,300		6/20/13	500 bp	(3,911)

DJ CDX NA HY Series 10	B1	198,581	1,869,000		6/20/13	500 bp	(12,074)

DJ CMB NA CMBX AAA Index	AAA	7,324	44,000	F	12/13/49	8 bp	(3,619)

DJ CMB NA CMBX AJ Index	—	(433,724)	1,349,000	F	2/17/51	(96 bp)	493,228

DJ CMBX NA AAA Series 4 Version 1 Index	—	(5,151,664)	12,471,000 F		2/17/51	(35 bp)	(1,813,905)

General Electric Capital Corp., 5 5/8%, 9/15/17	Aa2	—	565,000		12/20/13	530 bp	24,501

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—	—	330,000		12/20/13	(210 bp)	(4,333)

Deutsche Bank AG
DJ ABX HE PEN AAA Series 6 Version 1 Index	AAA	66,490	349,186		7/25/45	18 bp	8,885

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	372,475	1,028,425		5/25/46	11 bp	(41,447)

DJ CDX NA IG Series 11 Index	Baa1	127,843	7,970,000		12/20/13	150 bp	71,216

General Electric Capital Corp., 6%, 6/15/12	Aa2	—	910,000		9/20/13	109 bp	(100,034)

Goldman Sachs International
DJ ABX HE AAA Index	BB+	147,593	628,000		1/25/38	76 bp	(320,200)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	201,802	486,271		5/25/46	11 bp	6,081

DJ CDX NA CMBX AAA Index	AAA	27,066	740,000		3/15/49	7 bp	(111,677)

JPMorgan Chase Bank, N.A.
DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	227,698	1,084,309		5/25/46	11 bp	(208,717)

DJ ABX HE PEN AAA Series 6 Version 2 Index	AA	379,405	1,032,595		5/25/46	11 bp	(36,195)

GATX Corp., 8.875%, 6/1/09	—	—	235,000		3/20/16	(100 bp)	15,282

Lexmark International, Inc., 5.9%, 6/1/13	—	—	405,000		6/20/13	(113 bp)	3,899

Nextel Communications, 7 3/8%, 8/1/15	—	—	245,000		9/20/13	(540 bp)	12,713

Merrill Lynch International
Kinder Morgan, Inc., 6 1/2%, 9/1/12	—	—	232,000		9/20/12	(128 bp)	(348)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 12 Version 1 Index	—	(136,632)	3,363,000		6/20/14	(100 bp)	(88,979)

DJ CDX NA IG Series 12 Version 1 Index	—	(3,615,589)	81,449,000		6/20/14	(100 bp)	(2,461,516)

DJ CMB NA CMBX AAA Index	AAA	1,100,020	10,136,500		2/17/51	35 bp	(1,612,994)

Total							$(4,848,303)

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

Putnam VT Income Fund 199

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

	Level 1	Level 2	Level 3

Asset-backed securities	$—	$40,527,748	$871,519

Corporate	—	98,580,536	—

Mortgage-backed securities	—	192,326,751	—

Municipal bonds and notes	—	960,327	—

Purchased options
outstanding	—	19,349,561	—

Senior loans	—	1,443,898	—

U.S. Government
and Agency Mortgage
Obligations	—	179,778,662	—

U.S. Treasury Obligations	—	8,972,452	—

Short-term investments	99,859,321	35,636,853	—

Totals by level	$99,859,321	$577,576,788	$871,519

	Level 1	Level 2	Level 3

Other financial
instruments:	$(5,068,109)	$(18,294,600)	—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Asset-backed securities	$1,319,242	$—	$(25,985)	$(395,750)	$(25,988)	$—	$871,519

Mortgage-backed securities	1,277,977	—	—	—	—	(1,277,977)	—

Total	$2,597,219	$—	$(25,985)	$(395,750)	$(25,988)	$(1,277,977)	$871,519

The accompanying notes are an integral part of these financial statements.

200 Putnam VT Income Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including of securities on loan (Note 1):

Unaffiliated issuers (identified cost $602,167,316)	$585,648,307

Affiliated issuers (identified cost $92,659,321) (Note 6)	92,659,321

Cash	769,051

Interest and other receivables	4,299,691

Receivable for shares of the fund sold	328,763

Receivable for investments sold	207,009,690

Receivable for sales of delayed delivery securities (Notes 1 and 7)	1,983,167

Unrealized appreciation on swap contracts (Note 1)	105,595,359

Premium paid on swap contracts (Note 1)	14,273,213

Total assets	1,012,566,562

Liabilities

Payable for variation margin (Note 1)	92,273

Payable for investments purchased	254,594,087

Payable for purchases of delayed delivery securities (Notes 1 and 7)	171,047,763

Payable for shares of the fund repurchased	182,177

Payable for compensation of Manager (Note 2)	436,758

Payable for investor servicing fees (Note 2)	10,001

Payable for custodian fees (Note 2)	31,199

Payable for Trustee compensation and expenses (Note 2)	130,935

Payable for administrative services (Note 2)	1,806

Payable for distribution fees (Note 2)	35,594

Payable for receivable purchase agreement (Note 2)	217,466

Written options outstanding, at value (premiums received
$14,798,182) (Notes 1 and 3)	18,119,684

Premium received on swap contracts (Note 1)	12,405,136

Unrealized depreciation on swap contracts (Note 1)	103,754,806

TBA sales commitments, at value (proceeds receivable
$1,993,281) (Note 1)	2,015,469

Collateral on derivative contracts, at value (Note 1)	28,032,053

Interest payable (Note 2)	1,351,251

Other accrued expenses	137,304

Total liabilities	592,595,762

Net assets	$419,970,800

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$520,218,582

Undistributed net investment income (Note 1)	16,025,566

Accumulated net realized loss on investments (Note 1)	(93,495,128)

Net unrealized depreciation of investments	(22,778,220)

Total — Representing net assets applicable to
capital shares outstanding	$419,970,800

Computation of net asset value Class IA

Net Assets	$242,609,508

Number of shares outstanding	23,413,356

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$10.36

Computation of net asset value Class IB

Net Assets	$177,361,292

Number of shares outstanding	17,226,032

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$10.30

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (including interest income of $87,584 from
investments in affiliated issuers) (Note 6)	$17,578,257

Total investment income	17,578,257

Expenses

Compensation of Manager (Note 2)	1,267,501

Investor servicing fees (Note 2)	58,067

Custodian fees (Note 2)	30,632

Trustee compensation and expenses (Note 2)	22,024

Administrative services (Note 2)	16,409

Distribution fees — Class IB (Note 2)	206,530

Interest expense (Note 2)	1,351,251

Other	164,713

Fees reimbursed by Manager (Note 2)	(426,639)

Total expenses	2,690,488

Expense reduction (Note 2)	(3,017)

Net expenses	2,687,471

Net investment income	14,890,786

Net realized gain on investments (Notes 1 and 3)	4,112,819

Net realized gain on swap contracts (Note 1)	3,698,931

Net realized loss on futures contracts (Note 1)	(1,481,459)

Net unrealized appreciation of investments futures
contracts, swap contracts, written options, and TBA sale
commitments during the period	60,507,656

Net gain on investments	66,837,947

Net increase in net assets resulting from operations	$81,728,733

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 201

Statement of changes in net assets

	Putnam VT
	Income Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$14,890,786	$27,173,160

Net realized gain (loss) on investments	6,330,291	(93,140,222)

Net unrealized appreciation (depreciation)
of investments	60,507,656	(64,677,254)

Net increase (decrease) in net assets
resulting from operations	81,728,733	(130,644,316)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(14,788,211)	(23,950,417)

Class IB	(10,530,791)	(17,430,226)

Increase in capital from settlement
payment (Note 8)	—	55,580

Decrease from capital share transactions
(Note 4)	(19,968,739)	(109,852,436)

Total increase (decrease) in net assets	36,440,992	(281,821,815)

Net assets:

Beginning of period	383,529,808	665,351,623

End of period (including undistributed net
investment income of $16,025,566 and
$26,453,782, respectively)	$419,970,800	$383,529,808

* Unaudited

The accompanying notes are an integral part of these financial statements.

202 Putnam VT Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of expenses to average net assets, excluding interest expense (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Income Fund (Class IA)

6/30/09†	$9.02	.37	1.62	1.99	(.65)	—	(.65)	—	$10.36	23.10*	$242,610	.63*i	.29*	3.84*	180.83* f

12/31/08	12.68	.57	(3.39)	(2.82)	(.84)	—	(.84)	— g,h	9.02	(23.78)	221,192.58		.58	4.97	208.37 f

12/31/07	12.70	.65	.02	.67	(.69)	—	(.69)	—	12.68	5.45	379,470.57		.57	5.25	228.92 f

12/31/06	12.69	.54	.04	.58	(.57)	—	(.57)	—	12.70	4.83	437,298.57		.57	4.39	201.13 f

12/31/05	12.96	.52	(.20)	.32	(.45)	(.14)	(.59)	—	12.69	2.60	530,341.61		.61	4.06	336.25 f

12/31/04	12.91	.38	.22	.60	(.55)	—	(.55)	—	12.96	4.72	637,568.66		.66	3.01	401.71

Putnam VT Income Fund (Class IB)

6/29/05†	$8.96	.35	1.60	1.95	(.61)	—	(.61)	—	$10.30	22.81*	$177,361	.76*i	.42*	3.72*	180.83* f

12/30/04	12.59	.54	(3.36)	(2.82)	(.81)	—	(.81)	— g,h	8.96	(23.93)	162,338.83		.83	4.75	208.37 f

12/30/03	12.61	.62	.02	.64	(.66)	—	(.66)	—	12.59	5.22	285,881.82		.82	5.00	228.92 f

12/30/02	12.61	.50	.04	.54	(.54)	—	(.54)	—	12.61	4.52	300,246.82		.82	4.09	201.13 f

12/30/01	12.88	.48	(.20)	.28	(.41)	(.14)	(.55)	—	12.61	2.36	292,152.86		.86	3.81	336.25 f

12/30/00	12.84	.34	.22	.56	(.52)	—	(.52)	—	12.88	4.43	278,617.91		.91	2.71	401.71

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.11%

12/31/08	0.17

12/31/07	0.14

12/31/06	0.16

12/31/05	0.10

12/31/04	0.04

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.34% of average net assets as of June 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 203

Putnam VT International Equity Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $9.24	Class IB: $9.15

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	3.13%	2.93%

1 year	–35.57	–35.70

5 years	4.15	2.87
Annualized	0.82	0.57

10 years	15.22	12.70
Annualized	1.43	1.20

Life	78.43	73.84
Annualized	4.74	4.53

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

During the past six months, international equities posted a “v-shaped” performance. A dismal first quarter gave way to a rally beginning in March that more than made up for earlier declines. In this environment, Putnam VT International Equity Fund’s class IA shares returned 3.13% at net asset value for the six months ended June 30, 2009.

The market rally that began in March has disproportionately benefited the highly leveraged, capital-constrained companies, which the fund tends to avoid. Management’s preference is to look beyond these cyclical gyrations to find companies with sound structural characteristics that are gaining market share relative to their competitors. Management believes these companies can continue to grow even if global growth is more muted compared to prior market cycles. While the fund has become less defensive in recent months, the portfolio held underweight positions in the consumer discretionary, basic materials, and financials sectors, and overweights in traditionally defensive sectors such as health care and communication services. Although this positioning detracted from relative performance as the market rallied, management believes that higher-quality stocks with more stable growth patterns may return to favor before a more pro-cyclical stance in the portfolio is warranted.

Turning to specific securities, Den Norske Bank (DnB) shares performed well during the period, despite the bank’s decision to suspend its dividend in order to boost capital. While the DnB story is not without its risks, management continues to think the shares offer an attractive risk/reward trade-off in the context of the European financials sector. China Petroleum & Chemical (Sinopec), an integrated oil and gas and chemical company, reported 2008 results during the first quarte r that were ahead of analyst estimates. Sinopec predicted a more than 50% increase in first-quarter 2009 earnings on a year-over-year basis based on attractive profits the company is earning in its refining business compared to 2008.

On the down side, AXA share prices were nearly halved during the first quarter after Standard & Poor’s cut its outlook on the French insurer from “stable” to “negative,” because of concerns over the insurer having adequate capital. The holding was sold by period-end. Vivendi, the French communications conglomerate, reported first-quarter sales and profit results that were in line with market expectations but not spectacular. Management was optimistic that sales figures would help refocus the market on the relative safety of Vivendi’s business lines and its substantial cash-flow generation, but this was not the case.

Looking ahead, while an economic depression appears unlikely, management believes consumers will remain under considerable pressure to reduce debt and spending. This may keep global consumption below historic levels, despite the current low interest rates. Furthermore, unemployment — which reached 9.5% in the United States recently, its highest level in 25 years — will add pressure to corporate revenues and earnings. In total, management believes the recent market rally and broad market valuations may be overly optimistic and that a more cautious investment approach is warranted.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Current and future portfolio holdings are subject to risk.

204 Putnam VT International Equity Fund

Your fund’s manager

Joshua Byrne is Head of International Large Cap Equities at Putnam. He joined Putnam in 1992 and has been in the investment industry since 1987.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT International Equity Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.73	$5.99	$4.71	$5.96

Ending value (after expenses)	$1,031.30	$1,029.30	$1,020.13	$1,018.89

Annualized expense ratio	0.94%	1.19%	0.94%	1.19%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International Equity Fund 205

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (96.8%)*	Shares	Value

Australia (1.1%)
Insurance Australia Group, Ltd.	992,230	$2,787,539

Westfield Group	327,272	2,986,118

		5,773,657
Belgium (1.1%)
KBC Groupe SA †	164,038	2,994,911

UCB SA	91,265	2,927,992

		5,922,903
Brazil (0.8%)
Companhia Brasileira de Meios de
Pagamento 144A	60,100	516,993

Petroleo Brasileiro SA ADR	96,600	3,958,668

		4,475,661
China (5.0%)
China Construction Bank Corp.	4,995,000	3,861,823

China Construction Bank Corp. 144A	1,606,000	1,241,659

China National Materials Co., Ltd. †	3,212,000	2,640,066

China Petroleum & Chemical Corp.	2,628,000	1,995,899

China Petroleum & Chemical Corp. ADR S	48,458	3,676,024

China Unicom Hong Kong, Ltd.	2,912,000	3,880,355

Industrial & Commercial Bank of China	9,280,000	6,444,886

Longtop Financial Technologies Ltd. ADR †	4,080	100,205

Sohu.com, Inc. † S	52,200	3,279,726

		27,120,643
Denmark (0.5%)
D/S Norden	69,262	2,383,810

D/S Norden 144A	8,138	280,088

		2,663,898
France (12.0%)
BNP Paribas SA	159,659	10,369,386

Christian Dior SA	80,875	6,053,011

France Telecom SA	231,631	5,267,023

Lafarge SA † S	30,287	2,058,086

Total SA S	303,143	16,432,346

UBISOFT Entertainment †	276,896	6,774,668

Vallourec SA † S	35,626	4,334,818

Vinci SA	86,005	3,863,087

Vivendi SA	421,042	10,094,037

		65,246,462
Germany (9.5%)
Allianz SE	72,646	6,723,210

Bayerische Motoren Werke (BMW) AG	94,434	3,569,423

Deutsche Boerse AG	62,812	4,885,990

Deutsche Post AG	489,232	6,399,636

E.ON AG	202,599	7,197,018

Henkel AG & Co. KGaA (Preference)	115,354	3,607,134

MTU Aero Engines Holding AG	153,440	5,606,971

Muenchener Rueckversicherungs-Gesellschaft AG	46,284	6,264,797

Porsche Automobil Holding SE (Preference)	98,774	6,643,127

Wincor Nixdorf AG	15,549	872,679

		51,769,985
Hong Kong (1.2%)
Esprit Holdings, Ltd.	497,300	2,769,015

Link REIT (The) R	1,875,773	3,999,206

		6,768,221
Israel (0.7%)
Teva Pharmaceutical Industries, Ltd. ADR S	72,500	3,577,150

		3,577,150

COMMON STOCKS (96.8%)* cont.	Shares	Value

Italy (2.1%)
Fiat SpA †	389,060	$3,950,136

Finmeccanica SpA	494,027	6,976,921

Prysmian SpA	44,417	667,891

		11,594,948
Japan (19.1%)
Aisin Seiki Co., Ltd.	141,300	3,055,489

Astellas Pharma, Inc.	280,200	9,897,281

Daito Trust Construction Co., Ltd.	48,500	2,276,460

East Japan Railway Co.	107,600	6,478,956

Japan Retail Fund Investment Corp. R	63	290,621

Japan Tobacco, Inc.	2,676	8,340,541

KDDI Corp.	2,081	11,032,391

Lawson, Inc.	58,500	2,570,641

Mitsui Fudosan Co., Ltd.	217,000	3,759,293

Nintendo Co., Ltd.	34,400	9,466,531

Nippon Telegraph & Telephone (NTT) Corp.	223,300	9,085,141

Ono Pharmaceutical Co., Ltd.	90,800	4,017,014

ORIX Corp. S	142,090	8,379,415

Sankyo Co., Ltd.	76,300	4,078,568

Sumitomo Mitsui Financial Group, Inc.	21,700	877,467

Sumitomo Mitsui Financial Group, Inc. 144A	100,000	4,043,629

Suzuken Co., Ltd.	95,600	2,764,182

Tokyo Gas Co., Ltd.	2,085,000	7,453,555

Tokyo Steel Manufacturing Co., Ltd.	169,000	2,048,634

Toyo Suisan Kaisha, Ltd.	176,000	3,632,260

		103,548,069
Mexico (1.2%)
America Movil SAB de CV ADR Ser. L S	163,200	6,319,104

		6,319,104
Netherlands (1.4%)
Koninklijke Ahold NV	670,392	7,709,769

		7,709,769
Norway (2.1%)
DnB NOR ASA †	792,684	6,072,917

StatoilHydro ASA	267,114	5,279,793

		11,352,710
Singapore (0.7%)
Singapore Airlines, Ltd.	387,800	3,553,598

		3,553,598
South Korea (1.4%)
POSCO	12,384	4,101,849

Samsung Electronics Co., Ltd.	7,759	3,593,794

		7,695,643
Spain (2.8%)
Banco Santander Central Hispano SA	1,268,473	15,320,458

		15,320,458
Switzerland (10.3%)
Julius Baer Holding, Ltd. Class B	84,336	3,292,044

Nestle SA	538,761	20,356,881

Roche Holding AG	126,555	17,237,480

Swiss Life Holding AG †	35,305	3,068,308

Syngenta AG	13,851	3,220,106

Zurich Financial Services AG	49,482	8,768,888

		55,943,707
United Arab Emirates (0.3%)
Aldar Properties PJSC	1,830,192	1,885,804

		1,885,804
United Kingdom (23.5%)
BAE Systems PLC	2,103,581	11,748,683

BG Group PLC	544,758	9,158,003

BHP Billiton PLC	609,885	13,783,637

BP PLC	2,437,939	19,302,349

206 Putnam VT International Equity Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value

United Kingdom cont.
BT Group PLC	5,786,902	$9,693,159

Centrica PLC	959,215	3,526,762

Cobham PLC	534,870	1,526,427

GlaxoSmithKline PLC	908,328	16,004,013

HSBC Holdings PLC (London Exchange)	1,809,630	15,031,080

Marks & Spencer Group PLC	692,347	3,496,266

Reckitt Benckiser Group PLC	175,127	7,985,618

TUI Travel PLC	737,749	2,822,278

WPP PLC	777,656	5,175,092

Xstrata PLC	760,243	8,389,257

		127,642,624
Total common stocks (cost $570,626,862)		$525,885,014

INVESTMENT COMPANIES (0.5%)*	Shares	Value

iShares MSCI EAFE Index Fund	60,800	$2,785,248

Total investment companies (cost $2,354,644)		$2,785,248

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Note 2 1/8s, January 31, 2010 i	$334,000	$340,733

Total U.S. treasury obligations (cost $340,733)		$340,733

SHORT-TERM INVESTMENTS (8.8%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.01% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$39,719,423	$39,719,105

Putnam Money Market Liquidity Fund e	6,660,003	6,660,003

U.S. Cash Management Bills for effective
yields ranging from 0.37% to 0.44%,
April 1, 2010 ##	$990,000	986,463

U.S. Treasury Bill for an effective yield
of 0.37%, February 11, 2010 ##	520,000	518,678

Total short-term investments (cost $47,884,882)		$47,884,249

Total investments (cost $621,207,121)		$576,895,244

Key to holding’s currency abbreviations

JPY Japanese Yen
USD/$ United States Dollar

* Percentages indicated are based on net assets of $543,282,500.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

i Security purchased with cash or received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $260,993 have been designated as collateral for open forward contracts and options.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentrations greater than 10% at June 30, 2009 (as a percentage of net assets):

Banking	12.8%
Oil and gas	11.0

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate
face value $156,427,122)		Aggregrate	Delivery	Unrealized
(Unaudited)	Value	face value	date	depreciation

Australian Dollar	$35,998,170	$36,066,632	7/15/09	$(68,462)

British Pound	10,365,024	10,374,457	7/15/09	(9,433)

Canadian Dollar	3,704,459	3,980,996	7/15/09	(276,537)

Danish Krone	2,085,328	2,123,824	7/15/09	(38,496)

Euro	35,167,633	35,597,071	7/15/09	(429,438)

Japanese Yen	29,930,681	29,981,476	7/15/09	(50,795)

Norwegian Krone	10,980,005	11,427,288	7/15/09	(447,283)

Singapore Dollar	3,333,112	3,344,839	7/15/09	(11,727)

Swedish Krona	17,838,924	18,315,676	7/15/09	(476,752)

Swiss Franc	5,110,516	5,214,863	7/15/09	(104,347)

Total				$(1,913,270)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $113,161,442)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$2,241,550	$2,247,349	7/15/09	$5,799

British Pound	23,048,384	23,078,539	7/15/09	30,155

Canadian Dollar	4,145,100	4,442,485	7/15/09	297,385

Euro	19,481,257	19,618,550	7/15/09	137,293

Hong Kong Dollar	17,165,768	17,163,355	7/15/09	(2,413)

Japanese Yen	3,030,877	3,042,182	7/15/09	11,305

Norwegian Krone	18,093,242	18,810,478	7/15/09	717,236

Swedish Krona	4,879,913	5,004,685	7/15/09	124,772

Swiss Franc	19,359,209	19,753,819	7/15/09	394,610

Total				$1,716,142

WRITTEN OPTIONS
OUTSTANDING at 6/30/09			Expiration
(premiums received $42,174)	Contract		date/
(Unaudited)	amount		strike price	Value

East Japan Railway Co. (Call)	JPY	107,600	Jul-09/6061.58	$63,865

Total				$63,865

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

Putnam VT International Equity Fund 207

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$5,773,657	$—

Belgium	—	5,922,903	—

Brazil	4,475,661	—	—

China	7,055,955	20,064,688	—

Denmark	—	2,663,898	—

France	—	65,246,462	—

Germany	—	51,769,985	—

Hong Kong	—	6,768,221	—

Israel	3,577,150	—	—

Italy	—	11,594,948	—

Japan	—	103,548,069	—

Mexico	6,319,104	—	—

Netherlands	—	7,709,769	—

Norway	—	11,352,710	—

Singapore	—	3,553,598	—

South Korea	—	7,695,643	—

Spain	—	15,320,458	—

Switzerland	—	55,943,707	—

United Arab Emirates	—	1,885,804	—

United Kingdom	—	127,642,624	—

Total common stocks	21,427,870	504,457,144	—

Investment companies	2,785,248	—	—

U.S. Treasury obligations	—	340,733	—

Short—term investments	6,660,003	41,224,246	—

Totals by level	$30,873,121	$546,022,123	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	—	$(260,993)	—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation/	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Common stocks:

United Kingdom	$5	$—	$—	$(5)	$—	$—	$—

Total common stocks	$5	$—	$—	$(5)	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

208 Putnam VT International Equity Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $38,045,540 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $614,547,118)	$570,235,241

Affiliated issuers (identified cost $6,660,003) (Note 6)	6,660,003

Foreign currency (cost $442,053) (Note 1)	450,559

Dividends, interest and other receivables	1,832,430

Foreign Tax reclaim	947,583

Receivable for shares of the fund sold	67,904

Receivable for investments sold	11,258,086

Unrealized appreciation on forward currency contracts (Note 1)	1,816,439

Receivable for receivable purchase agreement (Note 2)	148,798

Receivable for investor servicing fees (Note 2)	105,167

Total assets	593,522,210

Liabilities

Payable to custodian (Note 2)	28,735

Payable for investments purchased	5,708,890

Payable for shares of the fund repurchased	919,939

Payable for compensation of Manager (Note 2)	1,037,814

Payable for custodian fees (Note 2)	48,020

Payable for Trustee compensation and expenses (Note 2)	122,600

Payable for administrative services (Note 2)	2,068

Payable for distribution fees (Note 2)	80,910

Unrealized depreciation on forward currency contracts (Note 1)	2,013,567

Written options outstanding, at value (premiums received $42,174)
(Notes 1 and 3)	63,865

Collateral on securities loaned, at value (Note 1)	39,719,105

Collateral on certain derivative contracts, at value (Note 1)	340,733

Other accrued expenses	153,464

Total liabilities	50,239,710

Net assets	$543,282,500

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$909,269,813

Undistributed net investment income (Note 1)	15,225,299

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(336,891,817)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(44,320,795)

Total — Representing net assets applicable to
capital shares outstanding	$543,282,500
Computation of net asset value Class IA

Net Assets	$153,191,727

Number of shares outstanding	16,577,824

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$9.24

Computation of net asset value Class IB

Net Assets	$390,090,773

Number of shares outstanding	42,625,653

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$9.15

Statement of operations
Six months ended 6/30/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,395,914)	$11,854,568

Interest (including interest income of $6,776 from
investments in affiliated issuers) (Note 6)	15,731

Securities lending	248,486

Total investment income	12,118,785

Expenses

Compensation of Manager (Note 2)	1,979,617

Investor servicing fees (Note 2)	74,297

Custodian fees (Note 2)	34,766

Trustee compensation and expenses (Note 2)	24,445

Administrative services (Note 2)	18,210

Distribution fees — Class IB (Note 2)	442,933

Other	195,725

Total expenses	2,769,993
Expense reduction (Note 2)	(166,315)

Net expenses	2,603,678

Net investment income	9,515,107

Net realized loss on investments (Notes 1 and 3)	(148,695,253)

Net realized loss on foreign currency transactions (Note 1)	(1,550,624)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	5,640,812

Net unrealized appreciation of investments and
written options during the period	146,350,424

Net gain on investments	1,745,359
Net increase in net assets resulting from operations	$11,260,466

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 209

Statement of changes in net assets

	Putnam VT
	International Equity Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$9,515,107	$26,750,311

Net realized loss on investments and
foreign currency transactions	(150,245,877)	(206,465,243)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	151,991,236	(302,532,168)

Net increase (decrease) in net assets
resulting from operations	11,260,466	(482,247,100)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	—	(6,888,978)

Class IB	—	(13,227,599)

Net realized short-term gain
on investments

Class IA	—	(15,183,973)

Class IB	—	(33,863,151)

From net realized long-term gain
on investments

Class IA	—	(30,672,425)

Class IB	—	(68,405,347)

From return of capital

Class IA	—	(766,348)

Class IB	—	(1,666,251)

Increase in captial from settlement
payment (Note 8)	—	933,373

Increase (decrease) from capital share
transactions (Note 4)	(39,531,980)	16,638,801

Total decrease in net assets	(28,271,514)	(635,348,998)

Net assets:

Beginning of period	571,554,014	1,206,903,012

End of period (including undistributed net
investment income of $15,225,299 and
$5,710,192, respectively)	$543,282,500	$571,554,014

* Unaudited

The accompanying notes are an integral part of these financial statements.

210 Putnam VT International Equity Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT International Equity Fund (Class IA)

6/30/09†	$8.96	.16	.12	.28	—	—	—	—	—	$9.24	3.13*	$153,192	.47*	1.98*	49.88*

12/31/08	19.11	.43 e	(7.74)	(7.31)	(.37)	(2.44)	(.04)	(2.85)	.01 f	8.96	(43.84)	167,901	.87 e	3.17 e	71.03

12/31/07	20.78	.31 e	1.33	1.64	(.66)	(2.65)	—	(3.31)	—	19.11	8.61	381,400	.84 e	1.56 e	83.16

12/31/06	16.36	.38 e	4.19	4.57	(.15)	—	—	(.15)	—	20.78	28.04	410,278	.93 e	2.08 e	90.26

12/31/05	14.80	.20 e,g	1.61	1.81	(.25)	—	—	(.25)	—	16.36	12.46	377,816	.93 e	1.37 e,g	86.02

12/31/04	12.91	.16 e	1.95	2.11	(.22)	—	—	(.22)	—	14.80	16.58	427,548	.94 e	1.21 e	62.84

Putnam VT International Equity Fund (Class IB)

6/30/09†	$8.89	.15	.11	.26	—	—	—	—	—	$9.15	2.93*	$390,091	.59*	1.87*	49.88*

12/31/08	18.96	.39 e	(7.67)	(7.28)	(.32)	(2.44)	(.04)	(2.80)	.01 f	8.89	(43.95)	403,653	1.12 e	2.91 e	71.03

12/31/07	20.64	.26 e	1.32	1.58	(.61)	(2.65)	—	(3.26)	—	18.96	8.37	825,503	1.09 e	1.31 e	83.16

12/31/06	16.26	.32 e	4.17	4.49	(.11)	—	—	(.11)	—	20.64	27.72	857,380	1.18 e	1.77 e	90.26

12/31/05	14.71	.16 e,g	1.61	1.77	(.22)	—	—	(.22)	—	16.26	12.20	621,897	1.18 e	1.06 e,g	86.02

12/31/04	12.85	.12 e	1.94	2.06	(.20)	—	—	(.20)	—	14.71	16.19	558,206	1.19 e	.95 e	62.84

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

f Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to $0.01 per share for the year ended December 31, 2008.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA and IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 211

Putnam VT International Growth and Income Fund

Investment objective
Capital growth with current income as its secondary objective

Net asset value June 30, 2009

Class IA: $7.39	Class IB: $7.32

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	2.64%	2.52%

1 year	–37.64	–37.81

5 years	0.33	–0.99
Annualized	0.07	–0.20

10 years	11.32	8.70
Annualized	1.08	0.84

Life	67.89	63.57
Annualized	4.24	4.02

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

International equity markets were highly volatile during the past six months. Investors who had been focused on highly defensive securities at the start of the period took a more aggressive stance beginning in March. This change favored companies that were considered highly leveraged and had a high probability of defaulting on debt. This made for a very difficult environment for value investing. For the six months ended June 30, 2009, Putnam VT International Growth and Income Fund’s class IA shares returned 2.64% at net asset value.

The portfolio was defensively positioned throughout the quarter. First-quarter earnings (generally reported in April) were much better than management expected, as companies had reduced inventory and managed costs to offset declines in revenue growth. At that time, the portfolio was centered on very high-quality, stable cash-flow companies with little to no risk of default, and these companies dramatically underperformed in the second quarter. While the portfolio has become slightly more pro-cyclically positioned, management intends to remain focused on high-quality, stable franchises given the unpredictability of the economic environment.

Being underweight in consumer cyclicals (which staged a dramatic rally) and overweight in health care (a traditionally defensive sector that suffered during the market rally) hurt performance. To a degree, this was offset by the fund’s underweight position in utilities, which, like health care, sold off in the second quarter and suffered from additional pressure due to energy price declines.

The top three contributors during this period were all banks. National Bank of Canada, originally purchased in November 2008 after a significant decline in the stock price, has been a solid performer. Banco Santander has remained one of the fund’s largest overweight positions. The firm’s performance both in Spain and the United Kingdom has been remarkably resilient and its exposure to Latin America, especially Brazil, has helped. Lastly, Den Norske Bank (DnB) outperformed in the quarter following a period of drastic underperformance. Market concerns regarding DnB’s exposure to the Baltic States has been allayed by the firm’s otherwise conservative lending policies and solid capital position.

Most of the top detractors were defensive holdings. Nippon Telegraph and Telephone and other telecom-related stocks reversed course as investors left these relative safe havens for lower-quality,faster-growing positions. Tokyo Gas and Kao Corporation suffered from similar trends. In particular, the shift to higher beta stocks in Japan had a negative effect on the portfolio, which was very defensively positioned in that market.

Looking ahead, management’s belief that the market may be pricing in an overly optimistic view of second-quarter earnings has led to a balanced stance across regions and sectors. Emerging markets may benefit from the stimulus packages working their way through global economies, and the fund is positioned to capitalize on that trend, while taking a more conservative stance on energy and basic materials.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Current and future portfolio holdings are subject to risk.

212 Putnam VT International Growth and Income Fund

Your fund’s manager

Pamela Holding is a Portfolio Manager at Putnam. A CFA charterholder, she joined Putnam in 1995 and has been in the investment industry since 1988.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT International Growth and
Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.97	$6.23	$4.96	$6.21

Ending value (after expenses)	$1,026.40	$1,025.20	$1,019.89	$1,018.65

Annualized expense ratio	0.99%	1.24%	0.99%	1.24%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International Growth and Income Fund 213

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (0.9%)
BAE Systems PLC (United Kingdom)	274,260	$1,531,766

		1,531,766
Airlines (1.9%)
Qantas Airways, Ltd. (Australia)	416,776	673,496

Singapore Airlines, Ltd. (Singapore)	261,270	2,394,143

		3,067,639
Automotive (4.4%)
Aisin Seiki Co., Ltd. (Japan)	47,600	1,029,308

Bayerische Motoren Werke (BMW) AG (Germany)	20,925	790,925

Fiat SpA (Italy) †	126,961	1,289,038

Honda Motor Co., Ltd. (Japan)	51,800	1,418,270

Nissan Motor Co., Ltd. (Japan)	437,000	2,638,139

		7,165,680
Banking (19.6%)
Banco Santander Central Hispano SA (Spain)	546,625	6,602,068

Bank of China Ltd. (China)	2,397,000	1,135,814

Barclays PLC (United Kingdom)	254,756	1,187,234

BNP Paribas SA (France)	42,490	2,759,601

Commonwealth Bank of Australia (Australia)	43,335	1,357,313

DnB NOR ASA (Norway) †	126,418	968,515

HSBC Holdings PLC (United Kingdom)	246,112	2,044,246

Industrial & Commercial Bank of China (China)	2,276,000	1,580,664

Julius Baer Holding, Ltd. Class B
(Switzerland)	16,998	663,515

KBC Groupe SA (Belgium) †	40,814	745,158

Lloyds Banking Group PLC (United Kingdom)	651,744	750,470

National Bank of Canada (Canada)	69,074	3,196,219

National Bank of Greece SA (Greece) †	57,207	1,568,654

Royal Bank of Canada (Canada) S	63,600	2,604,556

Societe Generale (France) S	23,835	1,301,491

Sumitomo Mitsui Financial Group, Inc. (Japan)	33,400	1,350,572

Sumitomo Mitsui Financial Group, Inc. 144A (Japan)	8,100	327,534

Toronto-Dominion Bank (Canada) S	28,400	1,469,143

		31,612,767
Broadcasting (0.4%)
Gestevision Telecinco SA (Spain)	65,973	619,309

		619,309
Chemicals (1.4%)
Nitto Denko Corp. (Japan)	34,000	1,030,196

Syngenta AG (Switzerland)	5,288	1,229,364

		2,259,560
Commercial and consumer services (3.7%)
Companhia Brasileira de Meios de
Pagamento 144A (Brazil)	17,800	153,119

Compass Group PLC (United Kingdom)	312,630	1,762,630

Guangdong Investment, Ltd. (China)	1,904,000	934,978

LG Corp. (South Korea)	28,583	1,359,625

Michael Page International PLC (United Kingdom)	275,173	1,086,008

TUI Travel PLC (United Kingdom)	202,597	775,040

		6,071,400
Computers (1.9%)
Fujitsu, Ltd. (Japan)	314,000	1,701,395

Longtop Financial Technologies Ltd. ADR (China) †	22,500	552,600

Wincor Nixdorf AG (Germany)	13,333	748,307

		3,002,302
Conglomerates (2.2%)
Mitsubishi Corp. (Japan)	42,700	784,153

Mitsui & Co., Ltd. (Japan)	107,800	1,269,871

Vivendi SA (France)	61,967	1,485,593

		3,539,617

COMMON STOCKS (98.3%)* cont.	Shares	Value

Consumer finance (0.3%)
Credit Saison Co., Ltd. (Japan)	37,200	$469,705

		469,705
Consumer goods (1.4%)
Kao Corp. (Japan)	62,000	1,351,114

Reckitt Benckiser Group PLC (United Kingdom)	22,021	1,004,136

		2,355,250
Containers (—%)
Rexam PLC (United Kingdom)	914	4,293

		4,293
Distribution (0.4%)
Jardine Cycle & Carriage, Ltd. (Singapore)	49,000	648,725

		648,725
Electric utilities (1.8%)
CEZ AS (Czech Republic)	23,206	1,047,297

E.ON AG (Germany)	22,465	798,035

RWE AG (Germany)	14,606	1,154,009

		2,999,341
Electrical equipment (1.1%)
Mitsubishi Electric Corp. (Japan)	273,000	1,717,667

		1,717,667
Electronics (4.6%)
Hynix Semiconductor, Inc. (South Korea) †	27,540	293,452

LG Display Co., Ltd. (South Korea)	46,220	1,153,242

LG Electronics, Inc. (South Korea)	18,712	1,709,742

Rohm Co., Ltd. (Japan)	12,200	886,082

Samsung Electronics Co., Ltd. (South Korea)	3,786	1,753,590

United Microelectronics Corp. ADR (Taiwan)	250,300	660,792

Venture Corp., Ltd. (Singapore)	196,000	940,862

		7,397,762
Energy (oil field) (0.2%)
Weatherford International, Ltd. †	15,400	301,224

		301,224
Financial (2.5%)
Deutsche Bank AG (Germany)	25,450	1,549,976

Deutsche Boerse AG (Germany)	7,725	600,909

Irish Life & Permanent PLC (Ireland)	175,847	895,414

ORIX Corp. (Japan)	16,350	964,202

		4,010,501
Food (4.3%)
Kerry Group PLC Class A (Ireland)	21,943	501,373

Metro, Inc. (Canada)	21,661	708,980

Nestle SA (Switzerland)	109,027	4,119,544

Toyo Suisan Kaisha, Ltd. (Japan)	77,000	1,589,114

		6,919,011
Insurance (6.8%)
ACE, Ltd.	46,265	2,046,301

Allianz SE (Germany)	13,060	1,208,671

AXA SA (France)	143,327	2,711,867

Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	8,932	1,208,996

RSA Insurance Group PLC (United Kingdom)	588,117	1,167,633

Zurich Financial Services AG (Switzerland)	14,563	2,580,763

		10,924,231
Investment banking/Brokerage (0.7%)
Credit Suisse Group (Switzerland)	25,771	1,177,793

		1,177,793
Media (1.0%)
WPP PLC (United Kingdom)	235,986	1,570,424

		1,570,424
Metals (4.4%)
ArcelorMittal (Luxembourg)	41,969	1,379,463

BHP Billiton, Ltd. (Australia)	48,162	1,322,290

BlueScope Steel, Ltd. (Australia)	479,290	971,132

Korea Zinc Co., Ltd. (South Korea)	2,117	228,822

POSCO (South Korea)	3,014	998,302

214 Putnam VT International Growth and Income Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Metals cont.
Vallourec SA (France) † S	10,878	$1,323,588

Xstrata PLC (United Kingdom)	83,949	926,374

		7,149,971
Natural gas utilities (0.9%)
Centrica PLC (United Kingdom)	152,961	562,394

Tokyo Gas Co., Ltd. (Japan)	245,000	875,837

		1,438,231
Office equipment and supplies (0.8%)
Canon, Inc. (Japan)	40,300	1,311,575

		1,311,575
Oil and gas (10.7%)
BG Group PLC (United Kingdom)	99,417	1,671,313

BP PLC (United Kingdom)	803,897	6,364,844

Husky Energy, Inc. (Canada)	10,500	294,047

Nexen, Inc. (Canada)	67,916	1,477,477

Nippon Mining Holdings, Inc. (Japan)	158,500	817,989

Petroleo Brasileiro SA ADR (Brazil)	25,980	1,064,660

Repsol YPF SA (Spain)	36,949	829,248

Royal Dutch Shell PLC Class B
(United Kingdom)	40,784	1,030,211

StatoilHydro ASA (Norway)	34,428	680,506

Total SA (France)	57,934	3,140,404

		17,370,699
Pharmaceuticals (4.8%)
Astellas Pharma, Inc. (Japan)	59,400	2,098,139

Novartis AG (Switzerland)	31,137	1,266,506

Ono Pharmaceutical Co., Ltd. (Japan)	24,800	1,097,158

Roche Holding AG (Switzerland)	23,724	3,231,338

		7,693,141
Real estate (1.5%)
Japan Retail Fund Investment Corp.
(Japan) R	14	64,582

Leopalace21 Corp. (Japan)	98,500	875,053

Wharf (Holdings), Ltd. (Hong Kong)	332,000	1,403,590

		2,343,225
Retail (3.0%)
FamilyMart Co., Ltd. (Japan)	27,300	855,601

Koninklijke Ahold NV (Netherlands)	134,797	1,550,218

Lawson, Inc. (Japan)	36,700	1,612,693

Next PLC (United Kingdom)	31,291	758,712

		4,777,224
Shipping (0.9%)
D/S Norden (Denmark)	33,352	1,147,886

D/S Norden 144A (Denmark)	9,810	337,634

		1,485,520
Software (0.7%)
UBISOFT Entertainment (France) †	47,401	1,159,735

		1,159,735
Technology services (0.4%)
Perfect World Co., Ltd. ADR (China) †	21,300	609,180

		609,180
Telecommunications (4.3%)
America Movil SAB de CV ADR Ser. L (Mexico)	24,428	945,852

BCE, Inc. (Canada)	29,400	607,438

France Telecom SA (France)	57,317	1,303,323

KDDI Corp. (Japan)	267	1,415,497

Vodafone Group PLC (United Kingdom)	1,400,472	2,708,556

		6,980,666
Telephone (1.8%)
Hellenic Telecommunication Organization
(OTE) SA (Greece)	40,480	618,373

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	56,100	2,282,474

		2,900,847

COMMON STOCKS (98.3%)* cont.	Shares	Value

Toys (0.3%)
Nintendo Co., Ltd. ADR (Japan)	13,300	$458,451

		458,451
Transportation (0.3%)
DP World, Ltd. (United Arab Emirates)	1,235,630	446,062

		446,062
Transportation services (2.0%)
ComfortDelgro Corp., Ltd. (Singapore)	1,443,000	1,274,293

Deutsche Post AG (Germany)	95,295	1,246,552

Macquarie Infrastructure Group (Australia)	646,244	743,480

		3,264,325
Total common stocks (cost $167,683,591)		$158,754,819

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.0%)*	strike price	amount	Value

Porsche AG (Preference) (Call)	8/21/09/EUR 49.28	11,717	$55,544

Total purchased options outstanding (cost $61,720)			$55,544

SHORT-TERM INVESTMENTS (5.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	2,793,565	2,793,565
Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	5,375,813	5,375,812

U.S. Treasury Bills for effective yields
ranging from 0.42 % to 0.44, maturity date
April 1, 2010 ##	195,000	194,303

Total short-term investments (cost $8,363,758)		$8,363,680

Total investments (cost $176,109,069)		$167,174,043

* Percentages indicated are based on net assets of $161,448,115.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $345,578 have been designated as collateral for open forward contracts and options.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

Putnam VT International Growth and Income Fund 215

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at June 30, 2009 (as a percentage of Portfolio Value):

Australia	3.1%	Luxembourg	0.8%

Belgium	0.5	Mexico	0.6

Brazil	0.8	Netherlands	1.0

Canada	6.4	Norway	1.0

China	3.0	Singapore	3.3

Czech Republic	0.6	South Korea	4.6

Denmark	0.9	Spain	5.0

France	9.3	Switzerland	8.8

Germany	5.8	Taiwan	0.4

Greece	1.3	United Arab Emirates	0.3

Hong Kong	0.9	United Kingdom	16.6

Ireland	0.9	United States	3.3

Italy	0.8	Total	100.0%

Japan	20.0

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate				Unrealized
face value $45,522,994)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$9,898,896	$9,919,651	7/15/09	$(20,755)

British Pound	4,574,286	4,565,719	7/15/09	8,567

Canadian Dollar	4,828,014	5,188,489	7/15/09	(360,475)

Euro	9,289,592	9,386,091	7/15/09	(96,499)

Japanese Yen	9,692,698	9,695,481	7/15/09	(2,783)

Norwegian Krone	1,747,816	1,818,424	7/15/09	(70,608)

Swedish Krona	4,823,002	4,949,139	7/15/09	(126,137)

Total				$(668,690)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $33,136,918)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$4,000,101	$4,009,812	7/15/09	$9,711

British Pound	3,088,701	3,091,546	7/15/09	2,845

Canadian Dollar	337,497	359,368	7/15/09	21,871

Danish Krone	271,389	273,058	7/15/09	1,669

Euro	7,376,918	7,436,865	7/15/09	59,947

Hong Kong Dollar	905,543	905,409	7/15/09	(134)

Japanese Yen	6,426,785	6,452,419	7/15/09	25,634

Norwegian Krone	2,456,005	2,553,688	7/15/09	97,683

Singapore Dollar	2,563,895	2,573,137	7/15/09	9,242

Swedish Krona	1,323,996	1,357,527	7/15/09	33,531

Swiss Franc	4,056,231	4,124,089	7/15/09	67,858

Total				$329,857

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $112,828)	Contract	date/
(Unaudited)	amount	strike price	Value

Porsche AG (Preference) (Put)	$12,789	8/21/09 EUR 40.32	$38,488

Wienerberger AG (Put)	84,765	7/17/09 EUR 8.50	23,802

Total			$62,290

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$—	$9,409,531	$—

Capital goods	—	4,565,301	—

Communication
services	1,553,290	8,328,223	—

Conglomerates	—	3,539,617	—

Consumer cyclicals	611,570	16,888,007	—

Consumer staples	708,980	12,376,917	—

Energy	3,137,408	14,534,515	—

Financial	9,316,219	41,222,003	—

Health care	—	7,693,141	—

Technology	1,822,572	10,346,407	—

Transportation	446,062	7,817,484	—

Utilities and power	—	4,437,572	—

Total common stocks	17,596,101	141,158,718	—

Purchased options
outstanding	—	55,544	—

Short-term investments	2,793,565	5,570,115	—

Totals by level	$20,389,666	$146,784,377	—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(401,123)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

216 Putnam VT International Growth and Income Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $5,117,533
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $173,315,504)	$164,380,478

Affiliated issuers (identified cost $2,793,565) (Note 6)	2,793,565

Cash	8,213

Foreign currency (cost $108,729) (Note 1)	109,304

Dividends, interest and other receivables	716,110

Receivable for shares of the fund sold	2,244

Receivable for investments sold	7,519,238

Receivable for investor servicing fees (Note 2)	35,092

Receivable for receivable purchase agreement (Note 2)	163,305

Unrealized appreciation on forward currency contracts (Note 1)	380,747

Foreign Tax reclaim	521,866

Total assets	176,630,162

Liabilities

Payable for investments purchased	8,351,203

Payable for shares of the fund repurchased	175,237

Payable for compensation of Manager (Note 2)	305,567

Payable for custodian fees (Note 2)	31,619

Payable for Trustee compensation and expenses (Note 2)	75,177

Payable for administrative services (Note 2)	1,375

Payable for distribution fees (Note 2)	10,840

Unrealized depreciation on forward currency contracts (Note 1)	719,580

Written options outstanding, at value (premiums received $112,828)
(Notes 1 and 3)	62,290

Collateral on securities loaned, at value (Note 1)	5,375,812

Other accrued expenses	73,347

Total liabilities	15,182,047

Net assets	$161,448,115

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$300,696,745

Undistributed net investment income (Note 1)	4,057,962

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(134,263,354)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(9,043,238)

Total — Representing net assets applicable
to capital shares outstanding	$161,448,115
Computation of net asset value Class IA

Net Assets	$109,264,793

Number of shares outstanding	14,795,339

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.39

Computation of net asset value Class IB

Net Assets	$52,183,322

Number of shares outstanding	7,126,842

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.32

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $348,662)	$3,401,546

Interest (including interest income of $1,430 from
investments in affiliated issuers) (Note 6)	8,115

Securities lending	66,646

Total investment income	3,476,307

Expenses

Compensation of Manager (Note 2)	595,314

Investor servicing fees (Note 2)	22,288

Custodian fees (Note 2)	34,726

Trustee compensation and expenses (Note 2)	16,177

Administrative services (Note 2)	12,177

Distribution fees — Class IB (Note 2)	59,377

Other	80,690

Fees waived and reimbursed by Manager (Note 2)	(24,077)

Total expenses	796,672
Expense reduction (Note 2)	(53,041)

Net expenses	743,631
Net investment income	2,732,676
Net realized loss on investments (Notes 1 and 3)	(52,411,250)

Net increase from payments by affiliates (Note 2)	6,128

Net realized loss on foreign currency transactions (Note 1)	(548,858)

Net realized gain on written options (Notes 1 and 3)	43,504

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	1,345,841

Net unrealized appreciation of investments and
written options during the period	50,416,948

Net loss on investments	(1,147,687)

Net increase in net assets resulting from operations	$1,584,989

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth and Income Fund 217

Statement of changes in net assets

	Putnam VT
	International Growth and Income Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$2,732,676	$8,463,682

Net realized loss on investments and
foreign currency transactions	(52,910,476)	(88,235,560)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	51,762,789	(90,915,033)

Net increase (decrease) in net assets
resulting from operations	1,584,989	(170,686,911)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	—	(4,627,935)

Class IB	—	(1,719,600)

Net realized short-term gain on
investments

Class IA	—	(17,756,140)

Class IB	—	(7,851,743)

From net realized long-term gain on
investments

Class IA	—	(26,378,151)

Class IB	—	(11,664,385)

From return of capital

Class IA	—	(1,094,975)

Class IB	—	(469,598)

Decrease from capital share transactions
(Note 4)	(17,088,288)	(4,157,092)

Total decrease in net assets	(15,503,299)	(246,406,530)

Net assets:

Beginning of period	176,951,414	423,357,944

End of period (including undistributed
net investment income of $4,057,962 and
$1,325,286, respectively)	$161,448,115	$176,951,414

* Unaudited

The accompanying notes are an integral part of these financial statements.

218 Putnam VT International Growth and Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT International Growth and Income Fund (Class IA)

6/30/09†	$7.20	.12	.07	.19	—	—	—	—	$7.39	2.64*	$109,265	.49*	1.86*	71.21*

12/31/08	16.60	.32	(6.74)	(6.42)	(.28)	(2.63)	(.07)	(2.98)	7.20	(45.85)	121,743.93		2.87	70.60

12/31/07	19.32	.31	.96	1.27	(.39)	(3.60)	—	(3.99)	16.60	7.29	294,274.92		1.74	90.31

12/31/06	15.35	.35	3.85	4.20	(.23)	—	—	(.23)	19.32	27.63	325,011.93		2.04	113.24

12/31/05	13.57	.23 f	1.69	1.92	(.14)	—	—	(.14)	15.35	14.33	264,352	1.01	1.68 f	74.48

12/31/04	11.35	.14	2.25	2.39	(.17)	—	—	(.17)	13.57	21.31	258,073	1.01	1.18	59.34

Putnam VT International Growth and Income Fund (Class IB)

6/30/09†	$7.14	.11	.07	.18	—	—	—	—	$7.32	2.52*	$52,183	.62*	1.74*	71.21*

12/31/08	16.48	.29	(6.71)	(6.42)	(.23)	(2.63)	(.06)	(2.92)	7.14	(46.02)	55,208	1.18	2.62	70.60

12/31/07	19.21	.26	.96	1.22	(.35)	(3.60)	—	(3.95)	16.48	7.01	129,084	1.17	1.50	90.31

12/31/06	15.28	.30	3.83	4.13	(.20)	—	—	(.20)	19.21	27.22	135,458	1.18	1.75	113.24

12/31/05	13.51	.19 f	1.70	1.89	(.12)	—	—	(.12)	15.28	14.10	102,596	1.26	1.40 f	74.48

12/31/04	11.31	.11	2.24	2.35	(.15)	—	—	(.15)	13.51	20.98	87,743	1.26	.89	59.34

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2).

Percentage of average net assets

06/30/09	0.20%

12/31/08	<0.01

12/31/07	0.03

12/31/06	0.10

12/31/05	<0.01

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth and Income Fund 219

Putnam VT International New Opportunities Fund

Investment objective
Long-term capital appreciation

Net asset value June 30, 2009
Class IA: $12.46	Class IB: $12.44

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	9.15%	8.94%

1 year	–29.55	–29.75

5 years	19.73	18.24
Annualized	3.67	3.41

10 years	4.91	2.52
Annualized	0.48	0.25

Life	44.79	41.07
Annualized	3.01	2.79

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

During a challenging six months for equities in general, we are happy to report that the fund performed well. At the beginning of 2009, amid widespread instability of financial institutions and the credit markets, investors’ appetites for risk-taking was extremely low, which led to selling out of stocks and buying the safest investments available, particularly U.S. Treasuries. Since March, however, investors’ fears appear to have begun to subside, and the equity markets have rallied significantly. For the six months ended June 30, 2009, Putnam VT International New Opportunities Fund’s class IA shares returned 9.15% at net asset value.

On a regional basis, holdings in China were the biggest contributors to performance. Many analysts had predicted a prolonged downturn in China’s economic activity, but recent data suggests the country’s economy has been more resilient than anticipated. Holdings in select global companies headquartered in the United States also contributed positively to performance. Japanese equities, on the other hand, detracted from performance, despite the fund’s underweight position. On a sector basis, the portfolio was positioned defensively early in the period, emphasizing areas such as health care and consumer staples, while maintaining underweight positions in economically sensitive sectors, which suffered the greatest declines in the first quarter of 2009. The decision to increase exposure to these economically sensitive sectors later in the period helped performance. Overall, the fund’s positions in technology and consumer staples were the top contributors, while holdings in telecommunications and utilities detracted from total returns.

Ju Teng International was among the top-performing securities. The company manufactures and sells computer cases and equipment, and has been gaining market share in a growing industry. Management believed the stock became undervalued, and increased the fund’s exposure. Another top performer was China Green Holdings, an agricultural producer. Management believes strongly in the growth prospects for the food industry as China and emerging markets in Asia continue to develop. The fund established a position in the company at an attractive price, and the stock has gone on to rally. Another significant contributor to performance was Honda Motor Company, which is a likely beneficiary of the upheaval in the U.S. auto industry. The stock was priced at levels that management felt reflected panic regarding the entire industry’s prospects, and so the fund increased its position. The stock subsequently rose sharply during the second quarter, at which point the fund sold its position.

Among the biggest detractors was Nintendo, the Japanese video game hardware and software manufacturer. The company’s stock fared well early in the period, but as consumers cut spending, it lost ground. Cobham, the aerospace and defense manufacturer, traded lower on concerns over potential cuts to U.S. military spending. Given its confidence in the company’s future growth characteristics, management increased the fund’s position.

After the rally in global equity markets during the past quarter, markets appear to be “pricing in” a more positive recovery scenario, which may be overly optimistic for certain regions and sectors. As a result, management has started to selectively take profits on certain holdings, while increasing holdings in stocks it believes are more likely to benefit from continued potential growth.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future portfolio holdings are subject to risk.

220 Putnam VT International New Opportunities Fund

Your fund’s manager

Jeffrey Sacknowitz is a Portfolio Manager at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of total investments. Due to rounding, percentages may not equal 100%. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT International New
Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.55	$6.84	$5.36	$6.61

Ending value (after expenses)	$1,091.50	$1,089.40	$1,019.49	$1,018.25

Annualized expense ratio	1.07%	1.32%	1.07%	1.32%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International New Opportunities Fund 221

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (95.0%)*	Shares	Value

Aerospace and defense (2.3%)
Cobham PLC (United Kingdom)	369,918	$1,055,682

MTU Aero Engines Holding AG (Germany)	16,925	618,470

		1,674,152
Airlines (0.9%)
easyJet PLC (United Kingdom) †	149,647	667,273

		667,273
Automotive (1.7%)
Bayerische Motoren Werke (BMW) AG (Germany)	11,881	449,079

Nissan Motor Co., Ltd. (Japan)	126,500	763,672

		1,212,751
Banking (6.3%)
Banco Santander Central Hispano SA (Spain)	58,498	706,532

Bank Rakyat Indonesia (Indonesia)	1,028,000	632,089

HSBC Holdings PLC
(London Exchange) (United Kingdom)	73,296	608,808

Industrial & Commercial Bank of China (China)	637,000	442,391

KBC Groupe SA (Belgium) †	28,231	515,425

Societe Generale (France)	12,796	698,715

Sumitomo Mitsui Financial Group, Inc. (Japan)	22,600	913,860

		4,517,820
Beverage (0.9%)
Britvic PLC (United Kingdom)	134,128	616,755

		616,755
Cable television (1.7%)
Jupiter Telecommunications Co., Ltd. (Japan)	817	619,380

Net Servicos de Comunicacao SA
(Preference) (Brazil) †	47,400	459,771

Telenet Group Holding NV (Belgium) †	7,030	149,379

		1,228,530
Chemicals (2.5%)
Linde AG (Germany)	5,693	468,433

Nitto Denko Corp. (Japan)	15,900	481,768

Syngenta AG (Switzerland)	3,642	846,699

		1,796,900
Coal (0.6%)
China Coal Energy Co. (China)	338,000	406,080

		406,080
Commercial and consumer services (1.8%)
Aggreko PLC (United Kingdom)	51,930	443,620

Companhia Brasileira de Meios de
Pagamento 144A (Brazil) †	7,900	67,957

TUI Travel PLC (United Kingdom)	113,609	434,614

Wirecard AG (Germany)	33,265	325,474

		1,271,665
Computers (2.8%)
Fujitsu, Ltd. (Japan)	123,000	666,470

Ju Teng International Holdings, Ltd.
(Hong Kong)	1,214,000	653,472

Logitech International SA (Switzerland) †	31,577	440,272

Longtop Financial Technologies Ltd. ADR
(China) †	11,498	282,391

		2,042,605
Conglomerates (0.8%)
Mitsubishi Corp. (Japan)	30,200	554,600

		554,600
Construction (1.3%)
Lafarge SA (France) † S	4,673	317,543

Obrascon Huarte Lain SA (Spain)	30,045	597,002

		914,545

COMMON STOCKS (95.0%)* cont.	Shares	Value

Consumer goods (2.6%)
Henkel AG & Co. KGaA (Preference)	19,894	$622,088

Reckitt Benckiser Group PLC (United Kingdom)	27,507	1,254,292

		1,876,380
Distribution (1.0%)
Olam International, Ltd. (Singapore)	449,000	750,899

		750,899
Electric utilities (2.5%)
E.ON AG (Germany)	13,019	462,480

Hera SpA (Italy)	367,427	896,826

Public Power Corp. SA (Greece)	19,605	403,828

		1,763,134
Electrical equipment (1.1%)
Prysmian SpA (Italy)	52,528	791,960

		791,960
Electronics (1.9%)
Micron Technology, Inc. †	116,186	587,901

Nippon Electric Glass Co., Ltd. (Japan)	26,000	289,800

Tandberg ASA (Norway)	28,300	478,055

		1,355,756
Energy (other) (0.4%)
First Solar, Inc. †	1,599	259,230

		259,230
Engineering and construction (0.7%)
Vinci SA (France)	10,498	471,539

		471,539
Environmental (0.5%)
Kurita Water Industries, Ltd. (Japan)	12,100	389,788

		389,788
Financial (2.4%)
Deutsche Bank AG (Germany)	6,208	378,085

Deutsche Boerse AG (Germany)	8,881	690,831

ORIX Corp. (Japan)	10,840	639,263

		1,708,179
Food (6.5%)
China Green Holdings, Ltd. (China)	1,068,000	1,108,342

Nestle SA (Switzerland)	84,568	3,195,370

Toyo Suisan Kaisha, Ltd. (Japan)	20,000	412,757

		4,716,469
Health-care services (1.5%)
Alapis Holding Industrial and Commercial SA
(Greece)	437,115	614,159

Suzuken Co., Ltd. (Japan)	16,300	471,299

		1,085,458
Homebuilding (0.8%)
Urbi Desarrollos Urbanos SAB de CV (Mexico) †	365,500	555,598

		555,598
Household furniture and appliances (1.2%)
Steinhoff International Holdings, Ltd.
(South Africa) †	509,377	886,244

		886,244
Insurance (3.2%)
AXA SA (France)	31,967	604,842

Insurance Australia Group, Ltd. (Australia)	243,040	682,789

Manulife Financial Corp. (Canada)	25,300	439,744

Zurich Financial Services AG (Switzerland)	3,149	558,046

		2,285,421
Investment banking/Brokerage (1.2%)
Nomura Securities Co., Ltd. (Japan)	105,500	883,846

		883,846
Leisure (1.0%)
Fields Corp. (Japan)	527	713,705

		713,705
Machinery (1.2%)
Alstom SA (France) S	10,115	599,161

Fuji Machine Manufacturing Co., Ltd. (Japan)	22,900	276,528

		875,689

222 Putnam VT International New Opportunities Fund

COMMON STOCKS (95.0%)* cont.	Shares	Value

Medical technology (1.1%)
Terumo Corp. (Japan)	17,300	$761,511

		761,511
Metals (7.8%)
BHP Billiton PLC (United Kingdom)	36,916	834,316

BHP Billiton, Ltd. (Australia)	69,429	1,906,176

BlueScope Steel, Ltd. (Australia)	202,738	410,785

Cameco Corp. (Canada)	21,294	547,015

Kazakhmys PLC (United Kingdom)	41,075	428,399

Teck Cominco, Ltd. Class B (Canada)	23,200	370,489

Xstrata PLC (United Kingdom)	81,212	896,172

Zhaojin Mining Industry Co., Ltd. (China)	158,000	255,767

		5,649,119
Natural gas utilities (2.3%)
Centrica PLC (United Kingdom)	282,053	1,037,029

Tokyo Gas Co., Ltd. (Japan)	171,000	611,299

		1,648,328
Oil and gas (6.3%)
BG Group PLC (United Kingdom)	83,468	1,403,192

BP PLC (United Kingdom)	70,480	558,024

Nexen, Inc. (Canada)	18,622	405,112

Petroleo Brasileiro SA ADR
(Preference) (Brazil)	11,341	378,336

Sasol, Ltd. (South Africa)	6,532	229,117

Total SA (France) S	29,297	1,588,090

		4,561,871
Pharmaceuticals (9.1%)
Astellas Pharma, Inc. (Japan)	17,800	628,735

Novartis AG (Switzerland)	46,501	1,891,440

Roche Holding AG (Switzerland)	18,726	2,550,583

Teva Pharmaceutical Industries, Ltd. ADR
(Israel)	16,172	797,926

UCB SA (Belgium)	20,491	657,399

		6,526,083
Publishing (1.0%)
Reed Elsevier PLC (United Kingdom)	92,791	692,255

		692,255
Real estate (0.8%)
Westfield Group (Australia)	64,733	590,641

		590,641
Retail (2.3%)
Koninklijke Ahold NV (Netherlands)	77,758	894,247

Point, Inc. (Japan)	3,300	177,161

Serco Group PLC (United Kingdom)	84,905	590,207

		1,661,615
Shipping (0.4%)
D/S Norden (Denmark)	9,374	322,628

		322,628
Software (0.6%)
Autonomy Corp. PLC (United Kingdom) †	17,822	422,517

		422,517
Telecommunications (2.4%)
America Movil SAB de CV ADR Ser. L (Mexico)	14,430	558,730

China Unicom Hong Kong, Ltd. (China)	408,000	543,676

Vodafone Group PLC (United Kingdom)	321,280	621,365

		1,723,771
Telephone (0.7%)
Swisscom AG (Switzerland)	1,651	507,690

		507,690
Textiles (1.3%)
Burberry Group PLC (United Kingdom)	135,301	944,952

		944,952

COMMON STOCKS (95.0%)* cont.	Shares	Value

Tobacco (3.3%)
British American Tobacco (BAT) PLC
(United Kingdom)	50,762	$1,403,088

Japan Tobacco, Inc. (Japan)	128	398,950

Lorillard, Inc.	8,029	544,125

		2,346,163
Toys (1.4%)
Nintendo Co., Ltd. (Japan)	3,600	990,683

		990,683
Transportation (0.9%)
DP World, Ltd. (United Arab Emirates)	1,859,926	671,435

		671,435
Total common stocks (cost $60,372,506)		$68,294,233

WARRANTS (1.1%)* †	Expiration date	Strike Price	Warrants	Value

Baoshan Iron & Steel
Co. 144A (China)	12/23/09	$0.00	782,000	$805,929

Total warrants (cost $568,931)				$805,929

PURCHASED OPTIONS OUTSTANDING (—%)*
	Expiration date/	Contract	Value
	strike price	amount

Porsche Automobil Holding SE
(Preference) (Call)	EUR Aug-09/47.00	3,282	$23,358

Wienerberger AG (Call)	EUR Jul-09/9.00	27,329	10,744

Total purchased options outstanding (cost $41,505)			$34,102

SHORT-TERM INVESTMENTS (8.0%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	3,015,518	$3,015,518

Short-term investments held as collateral
for loaned securities with a yield of 0.01%
and a due date of July 1, 2009 d	$2,382,686	2,382,685

SSgA Prime Money Market Fund i	160,000	160,000

U.S. Treasury Cash Management Bills 0.42%,
April 1, 2010 ##	95,000	94,661

U.S. Treasury Bills, for an effective yield
of 0.42%, February 11, 2010 ##	130,000	129,669

Total short-term investments (cost $5,782,566)		$5,782,533
Total investments (cost $66,765,508)		$74,916,797

Key to holding’s currency abbreviations

EUR Euro

USD USD/$ United States Dollar

* Percentages indicated are based on net assets of $71,898,059.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

i Security purchased with cash or received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $11,591 have been designated as collateral for open written options contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Putnam VT International New Opportunities Fund 223

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at June 30, 2009 (as a percentage of Portfolio Value):

United Kingdom	20.6%	South Africa	1.5%

Japan	16.1	Greece	1.4

Switzerland	13.8	Brazil	1.3

United States	6.4	Netherlands	1.2

France	5.9	Israel	1.1

Germany	5.5	Singapore	1.0

China	5.3	Hong Kong	0.9

Australia	5.0	Indonesia	0.9

Canada	2.4	United Arab Emirates	0.9

Italy	2.3	Norway	0.7

Belgium	1.8	Other	0.7

Spain	1.8	Total	100.0%

Mexico	1.5

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate				Unrealized
face value $41,318,714)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$5,105,354	$5,114,440	7/15/09	$(9,086)

British Pound	4,637,496	4,641,574	7/15/09	(4,078)

Canadian Dollar	1,071,725	1,117,100	7/15/09	(45,375)

Danish Krone	619,852	631,295	7/15/09	(11,443)

Euro	17,041,660	17,247,747	7/15/09	(206,087)

Japanese Yen	5,363,761	5,339,462	7/15/09	24,299

Norwegian Krone	1,556,476	1,619,533	7/15/09	(63,057)

Singapore Dollar	616,547	618,652	7/15/09	(2,105)

Swedish Krona	3,056,792	3,139,468	7/15/09	(82,676)

Swiss Franc	1,831,544	1,849,443	7/15/09	(17,899)

Total				$(417,507)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $31,384,667)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$3,392,523	$3,397,954	7/15/09	$5,431

British Pound	3,036,685	3,039,989	7/15/09	3,304

Canadian Dollar	2,803,205	2,996,445	7/15/09	193,240

Euro	14,786,549	14,918,992	7/15/09	132,443

Hong Kong Dollar	1,716,552	1,716,305	7/15/09	(247)

Norwegian Krone	1,742,962	1,812,867	7/15/09	69,905

Singapore Dollar	308,861	310,029	7/15/09	1,168

Swedish Krona	1,093,327	1,122,667	7/15/09	29,340

Swiss Franc	2,028,392	2,069,419	7/15/09	41,027

Total				$475,611

WRITTEN OPTIONS
OUTSTANDING at 6/30/09			Expiration
(premiums received $41,506)		Contract	date/
(Unaudited)		amount	strike price	Value

Porsche Automobil Holding SE
(Preference) (Put)		EUR 4,756	Aug-09/43.00	$17,605

Wienerberger AG (Put)		EUR 33,282	Jul-09/7.50	4,906

Total				$22,511

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable andsignificant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$917,504	$7,443,060	$—

Capital goods	—	4,203,128	—

Communication
services	1,018,501	2,441,490	—

Conglomerates	—	554,600	—

Consumer cyclicals	623,555	7,411,666	—

Consumer staples	544,125	10,656,788	—

Energy	1,042,678	4,184,503	—

Financial	439,744	9,546,163	—

Health care	797,926	7,575,126	—

Technology	870,292	2,950,586	—

Transportation	671,435	989,901	—

Utilities and power	—	3,411,462	—

Total common stocks	6,925,760	61,368,473	—

Purchased options
outstanding	—	34,102	—

Warrants	—	805,929	—

Short-term investments	3,175,518	2,607,015	—

Totals by level	$10,101,278	$64,815,519	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$35,593	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

224 Putnam VT International New Opportunities Fund

Statement of assets and liabilities
6/30/ 09 (Unaudited)

Assets

Investment in securities, at value, including $2,268,008 of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $63,749,990)	$71,901,279

Affiliated issuers (identified cost $3,015,518) (Note 6)	3,015,518

Foreign currency (cost $590,734) (Note 1)	617,594

Dividends, interest and other receivables receivables	128,433

Foreign Tax reclaim	161,798

Receivable for shares of the fund sold	2,722

Receivable for investments sold	2,160,317

Receivable for investor servicing fees (Note 2)	8,698

Unrealized appreciation on forward currency contracts
(Note 1)	537,651

Receivable for receivable purchase agreement (Note 2)	47,151

Total assets	78,581,161

Liabilities

Payable to custodian (Note 2)	92

Payable for investments purchased	3,320,397

Payable for shares of the fund repurchased	25,917

Payable for compensation of Manager (Note 2)	121,396

Payable for custodian fees (Note 2)	30,473

Payable for Trustee compensation and expenses (Note 2)	70,119

Payable for administrative services (Note 2)	1,207

Payable for distribution fees (Note 2)	4,870

Unrealized depreciation on forward currency contracts
(Note 1)	479,547

Written options outstanding, at value (premiums received
$41,506) (Notes 1 and 3)	22,511

Collateral on securities loaned, at value (Note 1)	2,382,685

Collateral on certain derivative contracts, at value (Note 1)	160,000

Other accrued expenses	63,888

Total liabilities	6,683,102

Net assets	$71,898,059

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$208,068,007

Undistributed net investment income (Note 1)	1,156,355

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(145,631,694)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	8,305,391

Total — Representing net assets
applicable to capital shares outstanding	$71,898,059

Computation of net asset value Class IA

Net Assets	$48,246,588

Number of shares outstanding	3,872,641

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.46

Computation of net asset value Class IB

Net Assets	$23,651,471

Number of shares outstanding	1,901,139

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.44

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investtment income

Dividends (net of foreign tax of $161,311)	$1,404,084

Interest (including interest income of $1,368 from
investments in affiliated issuers) (Note 6)	10,345

Securities lending	18,672

Total investment income	1,433,101

Expenses

Compensation of Manager (Note 2)	374,066

Investor servicing fees (Note 2)	11,166

Custodian fees (Note 2)	34,654

Trustee compensation and expenses (Note 2)	14,557

Administrative services (Note 2)	10,998

Distribution fees — Class IB (Note 2)	39,924

Auditing	31,413

Other	34,299

Fees reimbursed by Manager (Note 2)	(112,327)

Total expenses	438,750
Expense reduction (Note 2)	(17,132)

Net expenses	421,618
Net investment income	1,011,483
Net realized loss on investments (including $8,672,297 of net
realized losses from redemptions in kind) (Notes 1 and 3)	(19,709,097)

Net realized gain on futures contracts (Note 1)	101,870

Net realized gain on foreign currency transactions (Note 1)	271,128

Net realized gain on written options (Notes 1 and 3)	45,760

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	334,278

Net unrealized appreciation of investments, written options
and futures during the period	18,404,038

Net loss on investments	(552,023)

Net increase in net assets resulting from operations	$459,460

The accompanying notes are an integral part of these financial statements.

Putnam VT International New Opportunities Fund 225

Statement of changes in net assets

	Putnam VT
	International New Opportunities Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$1,011,483	$4,201,121

Net realized loss on investments and
foreign currency transactions	(19,290,339)	(54,890,161)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	18,738,316	(53,486,878)

Net increase (decrease) in net assets
resulting from operations	459,460	(104,175,918)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(935,253)	(1,633,230)

Class IB	(1,087,023)	(1,912,211)

Increase in capital from settlement
payment (Note 8)	—	880,428

Decrease from capital share transactions
(Note 4)	(46,700,556)	(59,211,948)

Total decrease in net assets	(48,263,372)	(166,052,879)

Net assets:

Beginning of period	120,161,431	286,214,310

End of period (including undistributed
net investment income of $1,156,355 and
$2,167,148, respectively)	$71,898,059	$120,161,431

* Unaudited

The accompanying notes are an integral part of these financial statements.

226 Putnam VT International New Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT International New Opportunities Fund (Class IA)

6/30/09†	$11.67	.17	.85	1.02	(.23)	(.23)	—	$12.46	9.15*	$48,247	.53*	1.57*	88.78*

12/31/08	20.59	.37	(9.05)	(8.68)	(.31)	(.31)	.07 g,h	11.67	(42.36)	48,582	1.10	2.25	134.88

12/31/07	18.34	.21	2.25	2.46	(.21)	(.21)	—	20.59	13.52	119,992	1.11	1.06	106.90

12/31/06	14.73	.15	3.71	3.86	(.25)	(.25)	—	18.34	26.42	118,241	1.15	.89	94.40

12/30/05	12.53	.17 f	2.15	2.32	(.12)	(.12)	—	14.73	18.64 f	101,535	1.21	1.27 f	91.01

12/30/04	11.16	.11	1.40	1.51	(.14)	(.14)	—	12.53	13.63	89,615	1.25	.96	139.72

Putnam VT International New Opportunities Fund (Class IB)

6/30/09†	$11.62	.11	.89	1.00	(.18)	(.18)	—	$12.44	8.94*	$23,651	.65*	1.03*	88.78*

12/31/08	20.48	.33	(9.01)	(8.68)	(.25)	(.25)	.07 g,h	11.62	(42.48)	71,579	1.35	2.00	134.88

12/31/07	18.25	.16	2.24	2.40	(.17)	(.17)	—	20.48	13.21	166,222	1.36	.82	106.90

12/31/06	14.66	.10	3.70	3.80	(.21)	(.21)	—	18.25	26.13	169,254	1.40	.62	94.40

12/31/05	12.47	.13 f	2.15	2.28	(.09)	(.09)	—	14.66	18.36 f	151,178	1.46	1.01 f	91.01

12/31/04	11.11	.08	1.39	1.47	(.11)	(.11)	—	12.47	13.35	141,110	1.50	.70	139.72

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.15%

12/31/08	0.08%

12/31/07	0.06%

12/31/06	0.09%

12/31/05	0.04%

12/31/04	0.01%

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share based on weighted average number of shares outstanding and 0.04% of average net assets, for the year ended December 31, 2005.

g Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to $0.06 per share based on weighted average number of shares outstanding for the year ended December 31, 2008.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

The accompanying notes are an integral part of these financial statements.

Putnam VT International New Opportunities Fund 227

Putnam VT Investors Fund

Investment objective
Long-term growth of capital and any increased income that results from this growth

Net asset value June 30, 2009

Class IA: $7.33	Class IB: $7.31

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares*

6 months	6.72%	6.49%

1 year	–23.80	–23.98

5 years	–16.28	–17.37
Annualized	–3.49	–3.74

10 years	–38.76	–40.21
Annualized	–4.79	–5.01

Life	–21.56	–23.50
Annualized	–2.15	–2.37

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

In early 2009, investors sold off stocks, leading to significant market declines. Economic data continued to be negative in the first few months of 2009, with sharp declines in employment and U.S. gross domestic product (GDP). Beginning in early March, the market responded favorably to the government stimulus programs. During the six months ended June 30, 2009, Putnam VT Investors Fund’s class IA shares returned 6.72% at net asset value.

Because Putnam VT Investors Fund is a core fund, management has the flexibility to fluctuate between growth and value strategies. This was helpful during the period, as management was able to find attractive investment opportunities in both areas. During the period, management focused on large-cap companies with strong balance sheets and franchises capable of weathering the economic climate. Because management’s selection process is led by value, the fund also was careful to avoid expensively priced stocks.

From a sector perspective, the fund had overweight positions in the health-care, energy, and financials sectors. Management selected a number of attractively valued stocks, while the health-care sector offered the potential for relative stability during the recession. The fund had less exposure to the utilities, consumer staples, and transportation sectors. In these sectors, management found overvalued companies, or companies that had weaker capital positions and franchises.

A strong contributor during the period was Goldman Sachs Group. In September 2008, the company — along with Morgan Stanley, the only other surviving Wall Street investment bank — filed with the federal government to transform itself into a commercial bank holding company. The stock sold off, but the company’s most recent earnings have shown dramatic improvement. Management believes Goldman Sachs is more competitive, enjoys solid business prospects, and will have the ability to pay back government funds. Apple, Inc. was another strong performer. The company has substantial market share in digital music players, helped in part by strong iPhone sales, and Apple continues to gain ground in the personal-computer market. Apple shares rallied along with the market beginning in March. Among detractors, shares of Pepco Holdings, an energy company, hurt performance after investors’ concerns over a possible dividend cut following disappointing first-quarter earnings. Another holding, ACE, Ltd., a commercial and casualty insurance company, saw its shares drop over deteriorating profits and concerns over its loss reserves — the amount of money it has on hand to cover payouts. Shares did recover from those lows as investors bet on ACE’s market share gains resulting from the breakup of insurance giant American International Group, Inc. (AIG). Looking ahead, fund management is cautiously optimistic on the market in the second half of the year and will continue to search across all sectors for strong franchises, solid balance sheets, and attractive valuations. Management will avoid making large sector bets, choosing to focus on stock selection as its main source of adding value.

Consider these risks before you invest: The fund involves the risk that the stock prices of the companies in the portfolio will fail or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

Current and future portfolio holdings are subject to risk.

228 Putnam VT Investors Fund

Your fund’s manager

Gerard Sullivan is a Portfolio Manager at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Investors Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.05	$5.32	$3.96	$5.21

Ending value (after expenses)	$1,067.20	$1,064.90	1,020.88	$1,019.64

Annualized expense ratio	0.79%	1.04%	0.79%	1.04%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Investors Fund 229

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (2.9%)
Goodrich Corp.	29,700	$1,484,107

Lockheed Martin Corp.	23,803	1,919,712

Raytheon Co.	36,000	1,599,480

United Technologies Corp. S	40,710	2,115,292

		7,118,591
Automotive (0.3%)
Honda Motor Co., Ltd. ADR (Japan)	31,600	864,892

		864,892
Banking (6.6%)
Bank of America Corp.	350,505	4,626,666

First Financial Bancorp	116,800	878,336

JPMorgan Chase & Co.	203,627	6,945,717

Wells Fargo & Co.	167,458	4,062,531

		16,513,250
Beverage (1.0%)
PepsiCo, Inc.	45,120	2,479,795

		2,479,795
Biotechnology (2.0%)
Amgen, Inc. †	72,630	3,845,032

Genzyme Corp. †	19,130	1,064,967

		4,909,999
Broadcasting (1.0%)
CBS Corp. Class B	139,100	962,572

Discovery Communications, Inc. Class A †	7,183	161,977

Liberty Media Corp. — Entertainment Class A †	49,200	1,316,100

		2,440,649
Cable television (1.2%)
Comcast Corp. Class A	112,070	1,623,894

DISH Network Corp. Class A †	31,500	510,615

Time Warner Cable, Inc.	25,022	792,447

		2,926,956
Chemicals (2.1%)
Dow Chemical Co. (The)	92,301	1,489,738

Monsanto Co.	18,082	1,344,216

Mosaic Co. (The)	11,400	505,020

Potash Corp. of Saskatchewan, Inc. (Canada)	7,020	653,211

PPG Industries, Inc.	26,760	1,174,764

		5,166,949
Combined utilities (0.4%)
El Paso Corp.	109,600	1,011,608

		1,011,608
Commercial and consumer services (0.8%)
Alliance Data Systems Corp. † S	18,600	766,134

Manpower, Inc.	15,610	660,927

URS Corp. †	10,200	505,104

		1,932,165
Communications equipment (3.6%)
Cisco Systems, Inc. †	321,041	5,984,204

Qualcomm, Inc.	64,400	2,910,880

		8,895,084
Computers (5.9%)
Apple, Inc. †	38,017	5,414,761

Dell, Inc. †	45,900	630,207

EMC Corp. †	172,600	2,261,060

Hewlett-Packard Co.	49,570	1,915,881

IBM Corp.	41,720	4,356,402

		14,578,311
Conglomerates (2.1%)
General Electric Co.	261,620	3,066,186

SPX Corp.	11,100	543,567

Tyco International, Ltd.	57,400	1,491,252

		5,101,005

COMMON STOCKS (98.3%)* cont.	Shares	Value

Consumer goods (1.2%)
Estee Lauder Cos., Inc. (The) Class A	26,100	$852,687

Newell Rubbermaid, Inc.	44,900	467,409

Procter & Gamble Co. (The)	34,250	1,750,175

		3,070,271
Electric utilities (2.2%)
American Electric Power Co., Inc.	26,180	756,340

CMS Energy Corp.	51,500	622,120

Edison International	60,750	1,911,195

Exelon Corp.	14,250	729,743

Great Plains Energy, Inc.	40,400	628,220

Pepco Holdings, Inc.	60,270	810,029

		5,457,647
Electronics (3.0%)
Garmin, Ltd.	40,962	975,715

Integrated Device Technology, Inc. †	102,359	618,248

Intel Corp.	72,620	1,201,861

Tandberg ASA (Norway)	60,560	1,023,003

Texas Instruments, Inc.	112,400	2,394,120

Tyco Electronics, Ltd. (China)	67,000	1,245,530

		7,458,477
Energy (oil field) (2.2%)
ENSCO International, Inc.	13,000	453,310

Halliburton Co.	66,200	1,370,340

Transocean, Ltd. (Switzerland) †	25,300	1,879,537

Weatherford International, Ltd. †	85,600	1,674,336

		5,377,523
Financial (0.5%)
Broadridge Financial Solutions, Inc.	36,400	603,512

CME Group, Inc.	2,000	622,220

		1,225,732
Food (2.6%)
Archer Daniels Midland Co.	26,160	700,303

Dean Foods Co. †	61,276	1,175,886

General Mills, Inc.	33,430	1,872,749

Kraft Foods, Inc. Class A	104,474	2,647,371

		6,396,309
Forest products and packaging (0.4%)
International Paper Co.	24,100	364,633

MeadWestvaco Corp.	36,120	592,729

		957,362
Health-care services (4.1%)
AmerisourceBergen Corp.	27,200	482,528

CIGNA Corp.	37,380	900,484

Community Health Systems, Inc. †	18,500	467,125

Express Scripts, Inc. †	11,738	806,988

IMS Health, Inc.	35,400	449,580

McKesson Corp.	63,680	2,801,920

Omnicare, Inc.	57,100	1,470,896

UnitedHealth Group, Inc.	28,400	709,432

Universal Health Services, Inc. Class B	9,400	459,190

WellPoint, Inc. †	33,700	1,714,993

		10,263,136
Homebuilding (0.2%)
D.R. Horton, Inc. S	66,400	621,504

		621,504
Household furniture and appliances (0.2%)
Whirlpool Corp.	9,100	387,296

		387,296
Insurance (4.3%)
ACE, Ltd.	45,120	1,995,658

Aflac, Inc.	15,000	466,350

Arch Capital Group, Ltd. †	13,200	773,256

230 Putnam VT Investors Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Insurance cont.
Assured Guaranty, Ltd. (Bermuda)	104,400	$1,292,472

Berkshire Hathaway, Inc. Class B †	751	2,174,693

MetLife, Inc.	39,381	1,181,824

PartnerRe, Ltd.	7,200	467,640

Travelers Cos., Inc. (The)	47,090	1,932,574

XL Capital, Ltd. Class A	36,600	419,436

		10,703,903
Investment banking/Brokerage (2.3%)
BlackRock, Inc.	2,900	508,718

Goldman Sachs Group, Inc. (The)	26,720	3,939,597

Morgan Stanley	43,816	1,249,194

		5,697,509
Machinery (0.2%)
Timken Co.	28,700	490,196

		490,196
Manufacturing (0.4%)
Shaw Group, Inc. †	35,000	959,350

		959,350
Media (1.6%)
Time Warner, Inc.	83,200	2,095,808

Viacom, Inc. Class B †	36,600	830,820

Virgin Media, Inc.	50,900	475,915

WPP PLC (United Kingdom)	96,447	641,829

		4,044,372
Medical technology (2.1%)
Boston Scientific Corp. †	135,600	1,374,984

Covidien PLC (Ireland)	17,800	666,432

Hospira, Inc. †	36,810	1,417,921

Medtronic, Inc.	47,390	1,653,437

		5,112,774
Metals (0.7%)
Cliffs Natural Resources, Inc.	37,606	920,219

Nucor Corp.	18,210	809,070

		1,729,289
Natural gas utilities (0.2%)
NiSource, Inc.	43,900	511,874

		511,874
Office equipment and supplies (0.3%)
Pitney Bowes, Inc.	40,500	888,165

		888,165
Oil and gas (10.1%)
Anadarko Petroleum Corp.	33,000	1,497,870

BP PLC ADR (United Kingdom)	52,450	2,500,816

Chevron Corp.	93,040	6,163,900

El Paso Pipeline Partners, LP. (Units)	48,554	851,152

Exxon Mobil Corp.	85,930	6,007,366

Marathon Oil Corp.	57,680	1,737,898

Nexen, Inc. (Canada)	28,400	614,860

Noble Energy, Inc. S	21,200	1,250,164

Occidental Petroleum Corp.	54,072	3,558,478

Valero Energy Corp.	57,900	977,931

		25,160,435
Pharmaceuticals (6.8%)
Abbott Laboratories	89,710	4,219,958

Eli Lilly & Co.	16,900	585,416

Johnson & Johnson	86,960	4,939,328

Merck & Co., Inc. S	62,950	1,760,082

Pfizer, Inc.	235,210	3,528,150

Wyeth	42,520	1,929,983

		16,962,917
Power producers (0.7%)
AES Corp. (The) †	139,300	1,617,273

		1,617,273

COMMON STOCKS (98.3%)* cont.	Shares	Value

Publishing (0.2%)
McGraw-Hill Cos., Inc. (The)	16,000	$481,760

		481,760
Railroads (0.7%)
CSX Corp.	51,300	1,776,519

		1,776,519
Real estate (0.7%)
CBL & Associates Properties R	191,599	1,032,719

Chimera Investment Corp. R	242,400	845,976

		1,878,695
Regional Bells (3.2%)
AT&T, Inc.	167,920	4,171,133

Qwest Communications International, Inc. S	234,600	973,590

Verizon Communications, Inc.	93,390	2,869,875

		8,014,598
Restaurants (0.7%)
McDonald’s Corp.	32,630	1,875,899

		1,875,899
Retail (6.3%)
BJ’s Wholesale Club, Inc. †	15,400	496,342

CVS Caremark Corp.	56,580	1,803,205

GameStop Corp. †	49,900	1,098,299

Gap, Inc. (The)	54,000	885,600

Herbalife, Ltd. (Cayman Islands)	22,000	693,880

Home Depot, Inc. (The) S	73,600	1,739,168

Kroger Co.	32,850	724,343

Macy’s, Inc.	96,890	1,139,426

RadioShack Corp.	34,600	483,016

Safeway, Inc.	43,860	893,428

Target Corp.	30,100	1,188,047

TJX Cos., Inc. (The)	14,650	460,889

Wal-Mart Stores, Inc.	69,200	3,352,048

Walgreen Co.	29,300	861,420

		15,819,111
Schools (0.6%)
Apollo Group, Inc. Class A †	20,900	1,486,408

		1,486,408
Semiconductor (0.1%)
Atmel Corp. †	90,900	339,057

		339,057
Shipping (0.2%)
Diana Shipping, Inc. (Greece) S	31,071	413,866

		413,866
Software (3.1%)
Microsoft Corp.	241,450	5,739,267

Oracle Corp.	86,630	1,855,615

		7,594,882
Technology services (2.7%)
Accenture, Ltd. Class A	63,876	2,137,291

Check Point Software Technologies (Israel) †	42,460	996,536

Computer Sciences Corp. †	12,700	562,610

Google, Inc. Class A †	2,900	1,222,611

Western Union Co. (The)	29,100	477,240

Yahoo!, Inc. †	83,800	1,312,308

		6,708,596
Telecommunications (0.8%)
CenturyTel, Inc.	16,300	500,410

Motorola, Inc.	99,700	661,011

Sprint Nextel Corp. †	195,750	941,558

		2,102,979
Tobacco (2.1%)
Altria Group, Inc.	72,300	1,184,997

Lorillard, Inc.	16,380	1,110,073

Philip Morris International, Inc.	66,380	2,895,496

		5,190,566

Putnam VT Investors Fund 231

COMMON STOCKS (98.3%)* cont.	Shares	Value

Waste Management (0.7%)
IESI-BFC, Ltd. (Canada)	150,040	$1,747,966

		1,747,966
Total common stocks (cost $245,800,547)		$244,463,470

CONVERTIBLE BONDS AND NOTES (0.7%)*	Principal amount	Value

Biovail Corp. 144A cv. sr. notes 5 3/8s,
2014 (Canada)	$514,000	$572,542

United States Steel Corp. cv. sr. unsec.
notes 4s, 2014	830,000	1,089,168

Total convertible bonds and notes (cost $1,344,000)		$1,661,710

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	9,095	$522,599

Whiting Petroleum Corp. $6.25 cum. cv. pfd	6,050	591,388

Total convertible preferred stocks (cost $1,059,750)		$1,113,987

SHORT-TERM INVESTMENTS (2.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	630,178	$630,178

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$6,134,048	6,133,840

Total short-term investments (cost $6,764,018)		$6,764,018
Total investments (cost $254,968,315)		$254,003,185

* Percentages indicated are based on net assets of $248,769,954.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,853,600	$—	$—

Capital goods	11,204,268	—	—

Communication
services	13,044,533	—	—

Conglomerates	5,101,005	—	—

Consumer cyclicals	20,477,302	641,829	—

Consumer staples	25,971,866	—	—

Energy	30,537,958	—	—

Financial	36,019,089	—	—

Health care	37,248,826	—	—

Technology	44,551,404	1,023,003	—

Transportation	2,190,385	—	—

Utilities and power	8,598,402	—	—

Total common stocks	242,798,638	1,664,832	—

Convertible bonds
and notes	—	1,661,710	—

Convertible preferred
stocks	—	1,113,987	—

Short-term investments	630,178	6,133,840	—

Totals by level	$243,428,816	$10,574,369	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

232 Putnam VT Investors Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $5,937,152 of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $254,338,137)	$253,373,007

Affiliated issuers (identified cost $630,178) (Note 6)	630,178

Cash	427,489

Receivable for investor servicing fees (Note 2)	14,817

Dividends, interest and other receivables	359,969

Receivable for investments sold	5,462,927

Total assets	260,268,387

Liabilities

Payable for investments purchased	4,624,039

Payable for shares of the fund repurchased	92,468

Payable for compensation of Manager (Note 2)	391,564

Payable for custodian fees (Note 2)	16,409

Payable for Trustee compensation and expenses (Note 2)	121,468

Payable for administrative services (Note 2)	1,522

Payable for distribution fees (Note 2)	34,457

Collateral on securities loaned, at value (Note 1)	6,133,840

Other accrued expenses	82,666

Total liabilities	11,498,433

Net assets	$248,769,954

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 9)	$677,185,875

Undistributed net investment income (Notes 1 and 9)	1,929,131

Accumulated net realized loss on investments and foreign
currency transactions (Notes 1 and 9)	(429,379,812)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies (Note 9)	(965,240)

Total — Representing net assets applicable
to capital shares outstanding	$248,769,954

Computation of net asset value Class IA

Net Assets	$81,949,372

Number of shares outstanding	11,180,049

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$7.33

Computation of net asset value Class IB

Net Assets	$166,820,582

Number of shares outstanding	22,805,396

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$7.31

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $11,031)	$2,993,060

Interest (including interest income of $414 from
investments in affiliated issuers) (Note 6)	42,663

Securities lending	413

Total investment income	3,036,136

Expenses

Compensation of Manager (Note 2)	738,410

Investor servicing fees (Note 2)	33,683

Custodian fees (Note 2)	9,700

Trustee compensation and expenses (Note 2)	17,433

Administrative services (Note 2)	14,670

Distribution fees — Class IB (Note 2)	189,311

Other	94,748

Fees waived and reimbursed by Manager (Note 2)	(5,019)

Total expenses	1,092,936
Expense reduction (Note 2)	(42,894)

Net expenses	1,050,042

Net investment income	1,986,094
Net realized loss on investments (Notes 1 and 3)	(31,174,095)

Net realized gain on foreign currency transactions (Note 1)	1,055

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(110)

Net unrealized appreciation of investments during the period	44,454,904

Net gain on investments	13,281,754

Net increase in net assets resulting from operations	$15,267,848

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 233

Statement of changes in net assets

	Putnam VT
	Investors Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$1,986,094	$3,154,499

Net realized loss on investments and
foreign currency transactions	(31,173,040)	(80,816,347)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	44,454,794	(86,056,321)

Net increase (decrease) in net assets
resulting from operations	15,267,848	(163,718,169)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,254,677)	(706,785)

Class IB	(1,957,577)	(510,157)

Increase (decrease) from capital share
transactions (Notes 4 and 9)	997,984	(18,951,559)

Total increase (decrease) in net assets	13,053,578	(183,886,670)

Net assets:

Beginning of period	235,716,376	419,603,046

End of period (including undistributed
net investment income of $1,929,131
and $3,124,535, respectively)	$248,769,954	$235,716,376

* Unaudited

The accompanying notes are an integral part of these financial statements.

234 Putnam VT Investors Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Investors Fund (Class IA)

6/30/09†	$6.99	.06	.39	.45	(.11)	(.11)	$7.33	6.72*	$81,949	.39*	.95*	74.95*

12/31/08	11.60	.10	(4.66)	(4.56)	(.05)	(.05)	6.99	(39.44)	79,111.77		1.06	126.94

12/31/07	12.27	.05	(.65)	(.60)	(.07)	(.07)	11.60	(4.90)	181,848.75		.39	87.61

12/31/06	10.81	.06	1.47	1.53	(.07)	(.07)	12.27	14.24	258,811.77		.55	101.46

12/31/05	10.04	.07 f	.82	.89	(.12)	(.12)	10.81	9.03	292,017.75		.66 f	113.81

12/31/04	8.95	.11 g	1.04	1.15	(.06)	(.06)	10.04	12.95	326,879.76		1.21 g	84.91

Putnam VT Investors Fund (Class IB)

6/30/09†	$6.96	.05	.39	.44	(.09)	(.09)	$7.31	6.49*	$166,821	.52*	.83*	74.95*

12/31/08	11.54	.08	(4.64)	(4.56)	(.02)	(.02)	6.96	(39.55)	156,606	1.02	.87	126.94

12/31/07	12.21	.02	(.65)	(.63)	(.04)	(.04)	11.54	(5.17)	237,755	1.00	.15	87.61

12/31/06	10.76	.03	1.47	1.50	(.05)	(.05)	12.21	13.93	235,471	1.02	.30	101.46

12/31/05	9.99	.04 f	.83	.87	(.10)	(.10)	10.76	8.81	221,847	1.00	.41 f	113.81

12/31/04	8.91	.09 g	1.03	1.12	(.04)	(.04)	9.99	12.64	226,738	1.01	.98 g	84.91

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares.

g Reflects a special dividend received by the fund, which amounted to $0.05 per share and 0.54% of average net assets for class IA and class IB shares.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 235

Putnam VT Mid Cap Value Fund

Investment objective
Capital appreciation with current income as its secondary objective

Net asset value June 30, 2009

Class IA: $8.34	Class IB: $8.33

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares*

6 months	11.47%	11.23%

1 year	–31.07	–31.22

5 years	–5.77	–6.95
Annualized	–1.18	–1.43

Life	26.28	24.44
Annualized	3.86	3.61

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 1, 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

In 2008, deteriorating economic fundamentals and the near break-down of the financial system wreaked havoc on the stockmarkets.Even though the federal government stepped in forcefully to try to buoy the economy and the markets, investors sold off stocks, leading to significant market declines. While economic data continued to be negative in the first few months of 2009 — with sharp declines in employment and U.S. gross domestic product (GDP) — beginning in early March, the market responded favorably to the government stimulus programs. During the six months ended June 30, 2009, Putnam VT Mid Cap Value Fund’s class IA shares returned 11.47% at net asset value.

As the period began, the market had deteriorated to the point where valuations reflected a significant amount of fear. Detecting a market bottom, management moved to position the fund more aggressively, while still keeping an eye on diversification. Although the fund’s sector weightings are a by-product of management’s stock selection process, management did seek to overweight energy, industrials, and consumer discretionary stocks, while underweighting more conservative industries like utilities and consumer staples. This positioning overall was beneficial for the fund, although stock selection within both the consumer discretionary and consumer staples sectors detracted from total returns.

Regarding specific holdings, financial services company State Street Corporation was among the top contributors to performance. The firm had suffered from negative price pressure as the subprime mortgage crisis spread throughout the financials sector. Based primarily on an attractive valuation, management established a position in State Street, and shares later posted significant gains. Brocade Communication Systems, a network and data systems company, was another top performer. The company signed a new distribution deal with IBM during the period, and Brocade’s shares rallied.

Not owning Ford Motor Company detracted from the fund’s returns. The U.S. auto industry has had much-publicized financial problems, particularly over the past several months. Unlike rivals GM and Chrysler, Ford did not accept government funding or the accompanying forced restructuring. As the markets recovered, Ford’s stock soared. CIT Group was a holding that detracted from returns. The financing company is a major lender to small and midsize businesses and relies heavily on the short-term debt markets for funding. When those markets seized up in late 2008 and early 2009, the company’s financial condition deteriorated, triggering a downgrade by Standard & Poor’s and further declines in the stock price.

The concerted actions of governments worldwide have gone a long way to fill the void in demand created by the consumer-spending pull-back. Although the market still has room for improvement, concerns remain about what will happen when governments stop infusing money. The question is whether the consumer will step back in and contribute to economic growth. Fund management will continue to look for signs that corporate business prospects are improving and, if none emerge, management is prepared to resume a more defensive positioning in the fund.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Current and future portfolio holdings are subject to risk.

236 Putnam VT Mid Cap Value Fund

Your fund’s manager

James Polk is a Portfolio Manager at Putnam. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Mid Cap Value Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.72	$6.02	$4.51	$5.76

Ending value (after expenses)	$1,114.70	$1,112.30	$1,020.33	$1,019.09

Annualized expense ratio	0.90%	1.15%	0.90%	1.15%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Mid Cap Value Fund 237

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (95.2%)*	Shares	Value

Banking (3.3%)
Cullen/Frost Bankers, Inc.	3,940	$181,713

First Citizens BancShares, Inc. Class A	2,330	311,405

SunTrust Banks, Inc.	8,700	143,115

TCF Financial Corp. S	16,410	219,402

UMB Financial Corp.	5,940	225,779

		1,081,414
Beverage (0.7%)
Molson Coors Brewing Co. Class B	5,140	217,576

		217,576
Building materials (2.2%)
Owens Corning, Inc. †	34,150	436,437

Stanley Works (The)	8,910	301,514

		737,951
Chemicals (1.5%)
Terra Industries, Inc.	9,910	240,020

Valspar Corp.	10,950	246,704

		486,724
Coal (1.1%)
Massey Energy Co. S	19,140	373,996

		373,996
Combined utilities (0.5%)
El Paso Corp.	18,090	166,971

		166,971
Commercial and consumer services (3.3%)
Alliance Data Systems Corp. † S	11,850	488,102

Expedia, Inc. †	22,264	336,409

URS Corp. †	5,381	266,467

		1,090,978
Communications equipment (1.3%)
Tellabs, Inc. †	74,510	426,942

		426,942
Computers (3.0%)
Brocade Communications Systems, Inc. †	125,800	983,756

		983,756
Construction (1.1%)
USG Corp. †	35,900	361,513

		361,513
Consumer goods (5.1%)
Alberto-Culver Co.	24,440	621,509

Church & Dwight Co., Inc.	6,110	331,834

Clorox Co.	4,980	278,033

Newell Rubbermaid, Inc.	26,466	275,511

Weight Watchers International, Inc.	6,630	170,855

		1,677,742
Containers (2.3%)
Owens-Illinois, Inc. †	18,190	509,502

Silgan Holdings, Inc.	5,240	256,917

		766,419
Electric utilities (2.2%)
Edison International	4,990	156,985

PG&E Corp.	6,610	254,088

Progress Energy, Inc.	4,950	187,259

Wisconsin Energy Corp.	3,460	140,857

		739,189
Electronics (1.8%)
Garmin, Ltd.	11,360	270,595

Micron Technology, Inc. †	63,483	321,224

		591,819
Energy (oil field) (3.7%)
BJ Services Co. S	36,500	497,495

Oceaneering International, Inc. †	6,780	306,456

Weatherford International, Ltd. †	21,470	419,953

		1,223,904

COMMON STOCKS (95.2%)* cont.	Shares	Value

Engineering and construction (1.8%)
Fluor Corp.	11,260	$577,525

		577,525
Financial (0.6%)
CIT Group, Inc.	84,476	181,623

		181,623
Gaming and lottery (0.9%)
International Game Technology	19,560	311,004

		311,004
Health-care services (7.8%)
AmerisourceBergen Corp.	18,380	326,061

Coventry Health Care, Inc. †	15,960	298,612

Lincare Holdings, Inc. †	19,010	447,115

Mednax, Inc. †	15,210	640,797

Omnicare, Inc.	33,435	861,286

		2,573,871
Homebuilding (0.7%)
M.D.C. Holdings, Inc.	7,730	232,750

		232,750
Insurance (6.8%)
Fidelity National Title Group, Inc. Class A	26,310	355,974

HCC Insurance Holdings, Inc.	10,050	241,301

Marsh & McLennan Cos., Inc.	16,660	335,366

W.R. Berkley Corp.	22,060	473,628

Willis Group Holdings, Ltd. (United Kingdom)	13,500	347,355

XL Capital, Ltd. Class A	42,360	485,446

		2,239,070
Investment banking/Brokerage (4.8%)
Ameriprise Financial, Inc.	14,648	355,507

Invesco, Ltd.	17,300	308,286

SEI Investments Co.	19,890	358,816

State Street Corp.	11,522	543,838

		1,566,447
Manufacturing (1.9%)
General Cable Corp. † S	16,810	631,720

		631,720
Media (0.7%)
Interpublic Group of Companies, Inc. (The) †	42,542	214,837

		214,837
Medical technology (1.1%)
Boston Scientific Corp. †	37,300	378,222

		378,222
Metals (2.1%)
Nucor Corp.	2,930	130,180

Steel Dynamics, Inc.	21,160	311,687

United States Steel Corp.	7,310	261,259

		703,126
Natural gas utilities (2.6%)
National Fuel Gas Co.	12,260	442,341

Questar Corp.	13,180	409,371

		851,712
Oil and gas (4.2%)
Cabot Oil & Gas Corp. Class A	15,240	466,954

Newfield Exploration Co. †	20,068	655,622

Pioneer Natural Resources Co.	10,950	279,225

		1,401,801
Pharmaceuticals (1.8%)
Sepracor, Inc. †	33,600	581,952

		581,952
Power producers (1.4%)
AES Corp. (The) †	39,910	463,355

		463,355
Real estate (4.8%)
Boston Properties, Inc. R	4,020	191,754

Chimera Investment Corp. R	89,913	313,796

Host Marriott Corp. R	47,100	395,169

National Health Investors, Inc. R	9,810	262,025

238 Putnam VT Mid Cap Value Fund

COMMON STOCKS (95.2%)* cont.	Shares	Value

Real estate cont.
ProLogis Trust R	20,610	$166,117

Simon Property Group, Inc. R	4,982	256,224

		1,585,085
Restaurants (1.2%)
Domino’s Pizza, Inc. †	54,730	409,928

		409,928
Retail (7.3%)
Abercrombie & Fitch Co. Class A	11,880	301,633

BJ’s Wholesale Club, Inc. †	8,920	287,492

Gap, Inc. (The)	25,790	422,956

Macy’s, Inc.	22,900	269,304

O’Reilly Automotive, Inc. †	5,310	202,205

OfficeMax, Inc.	54,850	344,458

Ross Stores, Inc.	7,370	284,482

Sally Beauty Holdings, Inc. †	46,359	294,843

		2,407,373
Semiconductor (2.9%)
Atmel Corp. †	209,940	783,076

Cymer, Inc. †	5,645	167,826

		950,902
Shipping (2.5%)
Con-way, Inc.	23,510	830,138

		830,138
Software (1.8%)
Amdocs, Ltd. (Guernsey) †	16,110	345,560

Parametric Technology Corp. †	21,900	256,011

		601,571
Technology (1.2%)
Tech Data Corp. †	12,020	393,174

		393,174
Toys (1.2%)
Mattel, Inc.	24,620	395,149

		395,149
Total common stocks (cost $29,538,804)		$31,409,229

INVESTMENT COMPANIES (1.0%)*	Shares	Value

Market Vectors Gold Miners ETF
(Exchange-traded fund) †	8,510	$321,338

Total investment companies (cost $306,988)		$321,338

PURCHASED OPTIONS	Expiration date/	Contract	Value
OUTSTANDING (0.1%)*	strike price	amount

CIT Group, Inc. (Call)	Oct-09/$2.50	$91,515	$37,274

Total purchased options outstanding
(cost $58,570)			$37,274

SHORT-TERM INVESTMENTS (11.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	2,180,743	$2,180,743

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$1,608,434	1,608,380

Total short-term investments (cost $3,789,123)		$3,789,123
Total investments (cost $33,693,485)		$35,556,964

* Percentages indicated are based on net assets of $33,004,133.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $36,423 have been designated as collateral for open written options contracts.

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $100,667)	Contract	date/
(Unaudited)	amount	strike price	Value

CIT Group, Inc. (Put)	$91,515	Oct-09/$2.50	$73,697

Total			$73,697

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and signifi-cant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,551,363	$—	$-

Capital goods	1,975,664	—	—

Consumer cyclicals	4,807,707	—	—

Consumer staples	2,887,581	—	—

Energy	2,999,701	—	—

Financial	6,653,639	—	—

Health care	3,534,045	—	—

Technology	3,948,164	—	—

Transportation	830,138	—	—

Utilities and power	2,221,227	—	—

Total common stocks	31,409,229	—	—

Investment companies	321,338	—	—

Purchased options
outstanding	—	37,274	—

Short-term investments	2,180,743	1,608,380	—

Totals by level	$33,911,310	$1,645,654	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(73,697)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.
The accompanying notes are an integral part of these financial statements.

Putnam VT Mid Cap Value Fund 239

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $1,557,244 of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $31,512,742)	$33,376,221

Affiliated issuers (identified cost $2,180,743) (Note 6)	2,180,743

Dividends, interest and other receivables receivables	51,916

Receivable for shares of the fund sold	4,185

Receivable for investor servicing fees (Note 2)	275

Total assets	35,613,340

Liabilities

Payable to custodian (Note 2)	105

Payable for investments purchased	815,612

Payable for shares of the fund repurchased	3,145

Payable for compensation of Manager (Note 2)	25,106

Payable for custodian fees (Note 2)	7,358

Payable for Trustee compensation and expenses (Note 2)	34,005

Payable for administrative services (Note 2)	1,140

Payable for distribution fees (Note 2)	2,415

Written options outstanding, at value (premiums received $100,667)
(Notes 1 and 3)	73,697

Collateral on securities loaned, at value (Note 1)	1,608,380

Other accrued expenses	38,244

Total liabilities	2,609,207

Net assets	$33,004,133

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$53,180,083

Undistributed net investment income (Note 1)	55,425

Accumulated net realized loss on investments (Note 1)	(22,121,824)

Net unrealized appreciation of investments	1,890,449

Total — Representing net assets applicable
to capital shares outstanding	$33,004,133

Computation of net asset value Class IA

Net Assets	$21,431,702

Number of shares outstanding	2,570,184

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$8.34

Computation of net asset value Class IB

Net Assets	$11,572,431

Number of shares outstanding	1,389,686

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$8.33

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends	$211,822

Interest (including interest income of $1,203
from investments in affiliated issuers) (Note 6)	5,541

Securities lending	1,153

Total investment income	218,516

Expenses

Compensation of Manager (Note 2)	104,460

Investor servicing fees (Note 2)	4,428

Custodian fees (Note 2)	6,587

Trustee compensation and expenses (Note 2)	12,749

Administrative services (Note 2)	10,091

Distribution fees — Class IB (Note 2)	13,184

Auditing	20,095

Legal	13,753

Other	5,581

Fees reimbursed by Manager (Note 2)	(43,435)

Total expenses	147,493

Expense reduction (Note 2)	(3,977)

Net expenses	143,516

Net investment income	75,000
Net realized loss on investments (Notes 1 and 3)	(7,279,253)

Net realized gain on written options (Notes 1 and 3)	106,251

Net unrealized appreciation of investments and written
options during the period	10,163,305

Net gain on investments	2,990,303

Net increase in net assets resulting from operations	$3,065,303

The accompanying notes are an integral part of these financial statements.

240 Putnam VT Mid Cap Value Fund

Statement of changes in net assets

	Putnam VT
	Mid Cap Value Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$75,000	$390,451

Net realized loss on investments	(7,173,002)	(14,773,100)

Net unrealized appreciation (depreciation)
of investments	10,163,305	(13,329,154)

Net increase (decrease) in net assets
resulting from operations	3,065,303	(27,711,803)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(155,122)	(420,410)

Class IB	(38,869)	(133,940)

Net realized short-term gain
on investments

Class IA	—	(2,476,440)

Class IB	—	(1,251,664)

From net realized long-term gain
on investments

Class IA	—	(5,231,570)

Class IB	—	(2,644,186)

Increase in capital from settlement
payment (Note 8)	—	1,209

Decrease from capital share transactions
(Note 4)	(2,303,728)	(7,736,242)

Total increase (decrease) in net assets	567,584	(47,605,046)

Net assets:

Beginning of period	32,436,549	80,041,595

End of period (including undistributed
net investment income of $55,425 and
$174,416, respectively)	$33,004,133	$32,436,549

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Mid Cap Value Fund 241

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Mid Cap Value Fund (Class IA)

6/30/09†	$7.55	.02	.83	.85	(.06)	—	(.06)	—	$8.34	11.47*	$21,432	.45*	.29*	77.76*

12/31/08	16.45	.09	(6.06)	(5.97)	(.15)	(2.78)	(2.93)	— f,i	7.55	(42.77)	21,125.90		.79	79.45

12/31/07	17.83	.09	.33	.42	(.30)	(1.50)	(1.80)	—	16.45	1.98	53,498.87		.48	67.43

12/31/06	16.23	.30 g	2.13	2.43	(.07)	(.76)	(.83)	—	17.83	15.32	63,738.90		1.79 g	72.94

12/30/05	14.73	.09 h	1.74	1.83	(.06)	(.27)	(.33)	—	16.23	12.71	58,861.93		.60 h	87.42

12/30/04	12.79	.09	1.92	2.01	—	(.07)	(.07)	—	14.73	15.75	35,819.97		.65	145.30

Putnam VT Mid Cap Value Fund (Class IB)

6/30/09†	$7.52	.01	.83	.84	(.03)	—	(.03)	—	$8.33	11.23*	$11,572	.57*	.17*	77.76*

12/31/08	16.35	.06	(6.01)	(5.95)	(.10)	(2.78)	(2.88)	— f,i	7.52	(42.83)	11,312	1.15	.55	79.45

12/31/07	17.74	.04	.33	.37	(.26)	(1.50)	(1.76)	—	16.35	1.69	26,543	1.12	.22	67.43

12/31/06	16.16	.27 g	2.11	2.38	(.04)	(.76)	(.80)	—	17.74	15.06	31,386	1.15	1.61 g	72.94

12/31/05	14.68	.05 h	1.73	1.78	(.03)	(.27)	(.30)	—	16.16	12.44	25,306	1.18	.36 h	87.42

12/31/04	12.78	.05	1.92	1.97	—	(.07)	(.07)	—	14.68	15.44	14,507	1.22	.40	145.30

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2).

Percentage of average net assets

6/30/09	0.14%

12/30/08	0.09%

12/30/07	<0.01%

12/30/06	0.01%

12/30/05	0.02%

12/30/04	0.07%

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Amount represents less than $0.01 per share.

g Reflects a special dividend which amounted to $0.19 per share and 1.12% of average net assets.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

The accompanying notes are an integral part of these financial statements.

242 Putnam VT Mid Cap Value Fund

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Putnam VT Mid Cap Value Fund 243

Putnam VT Money Market Fund

Investment objective

As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

Net asset value June 30, 2009

Class IA: $1.00	Class IB: $1.00

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	0.31%	0.19%

1 year	1.54	1.29

5 years	17.23	15.77
Annualized	3.23	2.97

10 years	35.92	32.70
Annualized	3.12	2.87

Life	148.48	143.22
Annualized	4.34	4.24

Current yield (as of 6/30/09)

7-day yield (without subsidy)	0.29%	0.04%
7-day yield (with subsidy)	0.32%	0.07%

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

Following the challenges of 2008, a sense of stability returned to the short-end of the market. This stability, which came largely through the aid of the U.S. federal government, bolstered demand for top-tier and government-backed securities. Meanwhile, the issuance of commercial paper continued to decline dramatically throughout the first half of 2009. In this environment, for the six months ended June 30, 2009, Putnam VT Money Market Fund’s class IA shares returned 0.31% at net asset value.

The U.S. Treasury and the Fed (Federal Reserve Board) introduced several government programs last fall to ease the liquidity crunch and restore confidence in the money market sector. Two of these programs were particularly effective in helping short-term markets function more efficiently. The Asset-Backed Commercial Paper (ABCP) Money Market Mutual Fund Liquidity Facility restored liquidity to the ABCP markets and helped money market funds meet requests for redemptions. The Commercial Paper Funding Facility (CPFF) was launched to help companies finance their commercial paper, which was struggling due to the inability of financially strapped companies to attract investors. Both programs have been extended through October 2009.

Given the risks associated with the banking sector, management trimmed the fund’s exposure to securities issued by banking institutions and increased its exposure to a new class of bank securities — government-guaranteed bank bonds. As their name suggests, these money-market-eligible securities are issued by large banking institutions but are backed by the federal government. In general, the fund seeks to hold only the highest-quality money-market investments, but as an additional safeguard, the Board of Trustees of the Putnam Funds authorized the fund to take part in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. The program, which covers the amount that shareholders had invested in the fund at the close of business on September 19, 2008, and continues through September 18, 2009, essentially provides a guarantee to shareholders of the fund’s $1.00 NAV if the value should fall below $0.995. During the past six months, the fund was able to maintain its $1.00 per share NAV without additional capital from the Treasury program.

Amid the uncertainty in the financial markets and the broader global economy, fund management plans to continue to maintain a conservative, high-quality focus and avoid distressed sectors of the money-market universe. Management also will be closely following the ongoing discussions among regulators, central bankers, and rating agencies to improve the functioning and regulation of the money markets, which it believes should bode well for investors.

Consider these risks before you invest: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Current and future portfolio holdings are subject to risk.

244 Putnam VT Money Market Fund

Your fund’s managers

Joanne Driscoll is a Portfolio Manager at Putnam. A CFA charter-holder, she joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Joanne Driscoll, your fund’s Portfolio Manager is Jonathan Topper.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Money Market Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$2.58	$3.82	$2.61	$3.86

Ending value (after expenses)	$1,003.10	$1,001.90	$1,022.22	$1,020.98

Annualized expense ratio	0.52%	0.77%	0.52%	0.77%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Money Market Fund 245

The fund’s portfolio 6/30/09 (Unaudited)

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (25.6%)*	Yield (%)	date	amount	Value

Bank of America Corp. FDIC
guaranteed notes FRN	0.966	2/5/10	$5,050,000	$5,050,000

Bank of America Corp. FDIC
guaranteed notes FRN
Ser. BKNT	0.659	9/13/10	4,220,000	4,220,000

Citibank N.A. FDIC
guaranteed notes FRN	0.648	9/30/10	3,025,000	3,025,000

Citigroup Funding, Inc.
FDIC guaranteed
sr. notes FRN, MTN, Ser. D	1.139	7/30/10	4,000,000	4,000,000

Fannie Mae sr. unsec.
notes FRN	0.913	7/28/09	3,000,000	2,999,937

Fannie Mae unsec.
notes FRN	1.192	10/27/09	6,000,000	6,000,000

Fannie Mae unsec.
notes FRN	1.029	7/13/10	6,000,000	5,999,256

Fannie Mae unsec.
notes FRN	0.883	2/12/10	3,000,000	2,999,799

Federal Farm Credit
Bank FRB	0.513	8/10/10	2,400,000	2,400,000

Federal Farm Credit
Bank FRB	0.311	11/26/10	3,400,000	3,400,000

Federal Farm Credit Bank
FRB Ser. 2	0.448	4/27/10	4,200,000	4,199,652

Federal Home Loan Bank
unsec. bonds	1.150	4/16/10	3,000,000	3,003,280

Federal Home Loan Bank
unsec. bonds	1.050	3/5/10	6,500,000	6,503,411

Federal Home Loan Bank
unsec. bonds	0.950	4/1/10	5,000,000	5,000,000

Federal Home Loan Bank
unsec. bonds	0.800	6/18/10	3,300,000	3,300,000

Federal Home Loan Bank
unsec. bonds	0.625	6/10/10	3,400,000	3,400,000

Federal Home Loan Bank
unsec. bonds	0.550	6/10/10	3,300,000	3,298,223

Federal Home Loan Bank
unsec. bonds	0.450	11/24/09	2,600,000	2,600,000

Federal Home Loan Bank
unsec. bonds FRB	0.791	2/19/10	3,000,000	2,999,527

Federal Home Loan Bank
unsec. bonds FRB Ser. 1	0.748	11/8/10	2,800,000	2,800,000

Federal Home Loan Bank
unsec. bonds FRB Ser. 2	0.603	11/19/10	3,000,000	2,999,167

Federal Home Loan Bank
unsec. bonds Ser. 1	0.800	4/30/10	3,000,000	3,000,000

Freddie Mac discount notes	0.622	9/30/09	5,000,000	4,992,164

Freddie Mac unsec.
notes FRN	1.039	7/14/10	4,000,000	4,000,000

Freddie Mac unsec.
notes FRN	0.641	8/24/10	7,000,000	7,000,000

Freddie Mac unsec.
notes FRN	0.295	9/21/09	3,000,000	3,000,000

Freddie Mac unsec.
notes FRN	0.580	9/24/10	3,000,000	2,999,262

Total U.S. government agency obligations (cost $105,188,678)				$105,188,678

CORPORATE BONDS		Maturity	Principal
AND NOTES (25.1%)*	Yield (%)	date	amount	Value

American Honda
Finance Corp. 144A FRN
Ser. MTN	1.016	8/11/09	$1,900,000	$1,899,830

American Honda
Finance Corp. 144A FRN
Ser. MTN	0.811	8/26/09	2,325,000	2,325,000

Australia & New Zealand
Banking Group, Ltd.
144A FRN (Australia)	0.886	7/2/09	3,000,000	3,000,000

Bank of America NA
sr. unsec. notes FRN
Ser. BKNT	1.397	12/31/09	4,000,000	4,000,000

Bank of Nova Scotia 144A
sr. unsec. notes FRN,
Ser. MTN (Canada)	1.419	11/10/09	2,500,000	2,500,000

BP Capital Markets PLC
company guaranty unsec.
notes FRN
(United Kingdom) M	0.768	12/10/12	3,000,000	3,000,000

Commonwealth Bank
of Australia 144A FRN
Ser. MTN (Australia)	1.266	8/3/09	3,000,000	3,000,000

Commonwealth Bank
of Australia 144A
sr. unsec. unsub. notes
FRN, Ser. MTN (Australia)	1.397	10/2/09	1,000,000	1,000,000

IBM International Group
Capital, LLC 144A
company
guaranty sr. notes FRN
(International Business
Machines Corp. (GTD))	0.901	9/25/09	2,970,000	2,970,000

ING Bank NV 144A FRN,
Ser. MTN (Netherlands)	0.874	7/24/09	3,000,000	3,000,000

ING USA Global Funding
Trust FRN Ser. MTN1	1.080	10/19/09	2,830,000	2,830,000

International Bank for
Reconstruction &
Development FRN, MTN,
Ser. GDIF
(Supra-Nation)	0.989	2/1/10	4,000,000	4,000,000

International Bank for
Reconstruction &
Development FRN, MTN,
Ser. GDIF (Supra-Nation)	0.957	2/8/10	5,400,000	5,399,917

JPMorgan Chase & Co.
sr. unsec. notes	3.800	10/2/09	2,000,000	2,013,921

Lloyds Banking Group PLC
sr. unsec. unsub. bonds FRB,
Ser. EXT (United Kingdom)	1.286	3/5/10	3,000,000	3,000,000

MetLife Global Funding I
144A sr. unsub. notes FRN	1.419	8/7/09	$4,000,000	$4,000,000

Monumental Global
Funding III 144A
sr. unsec. notes FRN	1.283	8/17/09	2,000,000	2,000,000

National Australia Bank,
Ltd. 144A FRN (Australia)	0.859	10/6/09	2,000,000	2,000,000

Nordea Bank AB 144A
FRN (Sweden)	1.449	9/24/09	3,138,000	3,138,000

Pacific Life Global
Funding 144A sr. unsec.
notes FRN	1.226	9/9/09	2,000,000	2,000,000

246 Putnam VT Money Market Fund

CORPORATE BONDS		Maturity	Principal
AND NOTES (25.1%)* cont.	Yield (%)	date	amount	Value

Pricoa Global Funding I
144A FRN Ser. MTN	1.142	7/27/09	$4,800,000	$4,797,956

Pricoa Global Funding I
144A sr. unsub. notes FRN	1.210	9/11/09	3,000,000	3,000,000

Pricoa Global Funding I
144A sr. unsub. notes
FRN Ser. MTN	0.978	9/25/09	2,000,000	2,000,000

Procter & Gamble Co.
sr. unsec. notes FRN
Ser. MTN	0.663	9/9/09	1,500,000	1,500,000

Procter & Gamble
International Funding
SCA company
guaranty bonds FRB
(Luxembourg)	0.996	5/7/10	1,000,000	1,000,000

Procter & Gamble
International Funding
SCA company guaranty sr
unsec. notes FRN, Ser. MTN
(Luxembourg)	1.224	2/8/10	2,400,000	2,400,000

Royal Bank of Canada
144A sr. unsec.
notes FRN (Canada) M	0.739	5/15/14	3,600,000	3,600,000

Royal Bank of Scotland
PLC (The) 144A bank
guaranty sr. unsec.
unsub. notes FRN
(United Kingdom)	1.029	10/9/09	2,000,000	2,000,000

Societe Generale 144A
sr. unsec. unsub. notes FRN
Ser. BKNT (France)	1.056	9/4/09	3,000,000	3,000,000

Svenska Handelsbanken AB
144A FRN (Sweden)	1.396	8/6/09	2,000,000	2,000,000

Svenska Handelsbanken AB
144A sr. unsec.
notes FRN (Sweden)	1.462	8/25/09	3,600,000	3,600,000

Wachovia Bank NA
sr. unsec. notes FRN
Ser. BKNT	1.586	8/4/09	4,000,000	4,000,000

Wal-Mart Stores, Inc.
sr. unsec. notes	6.875	8/10/09	3,850,000	3,877,383

Wells Fargo & Co.
sr. unsec. notes FRN,
MTN, Ser. G	0.782	9/23/09	1,500,000	1,500,244

Westpac Banking Corp.
144A FRN,
Ser. MTN (Australia)	1.379	10/9/09	5,000,000	5,006,346

Westpac Banking Corp./NY
dep. notes FRN
Ser. DPNT	1.439	8/14/09	2,600,000	2,600,000

Total corporate bonds and notes (cost $102,958,597)				$102,958,597

ASSET-BACKED COMMERCIAL	Yield	Maturity	Principal
PAPER (15.4%)*	(%)	date	amount	Value

CAFCO, LLC.	0.300	7/8/09	$350,000	$349,980

Enterprise
Funding Co., LLC	0.300	7/1/09	950,000	950,000

Fairway Finance, LLC	0.290	7/16/09	3,000,000	2,999,638

Fairway Finance, LLC	0.270	7/8/09	1,357,000	1,356,929

Gotham Funding Corp.	0.501	7/20/09	2,000,000	1,999,472

Gotham Funding Corp.	0.320	7/7/09	1,500,000	1,499,920

LMA Americas, LLC	0.501	8/17/09	4,200,000	4,197,258

Manhattan Asset
Funding Co., LLC	0.480	7/20/09	3,000,000	2,999,240

ASSET-BACKED COMMERCIAL		Maturity	Principal
PAPER (15.4%)* cont.	Yield (%)	date	amount	Value

Manhattan Asset
Funding Co., LLC	0.420	7/8/09	$5,000,000	$4,999,592

Starbird Funding Corp.	0.772	7/23/09	4,500,000	4,497,883

Starbird Funding Corp.	0.651	7/29/09	3,000,000	2,998,483

Starbird Funding Corp.	0.571	7/27/09	1,200,000	1,199,506

Straight-A Funding, LLC	0.501	8/7/09	586,000	585,699

Straight-A Funding, LLC	0.390	8/20/09	4,000,000	3,997,833

Tulip Funding Corp.	0.561	7/15/09	500,000	499,891

Tulip Funding Corp.	0.300	7/31/09	5,000,000	4,998,708

Victory Receivables Corp.	0.501	8/3/09	2,200,000	2,198,992

Victory Receivables Corp.	0.350	7/16/09	5,000,000	4,999,271

Victory Receivables Corp.	0.350	7/15/09	1,000,000	999,864

Windmill Funding Corp.	0.802	7/2/09	4,000,000	3,999,911

Windmill Funding Corp.	0.731	7/14/09	4,000,000	3,998,946

Working Capital
Management Co.	0.600	7/9/09	5,000,000	4,999,333

Working Capital
Management Co.	0.500	7/10/09	2,000,000	1,999,750

Total asset-backed commercial paper (cost $63,326,099)				$63,326,099

COMMERCIAL PAPER (14.7%)*		Maturity	Principal
	Yield (%)	date	amount	Value

Australia & New Zealand
Banking Group, Ltd.
144A (Australia)	3.253	10/2/09	$2,000,000	$2,000,000

CBA (Delaware) Finance	0.511	7/17/09	1,000,000	999,773

CBA (Delaware) Finance	0.430	8/6/09	4,000,000	3,998,280

DnB NOR Bank ASA
(Norway)	0.501	9/28/09	1,000,000	998,764

Export Development
Canada (Canada)	0.501	10/15/09	1,500,000	1,497,791

Export Development
Canada (Canada)	1.671	8/31/09	5,000,000	4,986,021

Intesa Funding, LLC	0.310	7/31/09	3,000,000	2,999,225

Intesa Funding, LLC	0.310	7/30/09	1,650,000	1,649,588

JPMorgan Chase Bank, NA	0.601	10/13/09	500,000	499,133

MetLife Short Term
Funding, LLC	0.952	8/17/09	4,500,000	4,494,419

Nationwide Building
Society
(United Kingdom)	0.601	9/23/09	4,000,000	3,994,400

Santander Central
Hispano Finance
(Delaware), Inc.	0.652	12/4/09	4,800,000	4,786,480

Societe Generale NA	0.471	10/5/09	3,400,000	3,395,739

Swedbank AB (Sweden)	0.592	11/16/09	7,500,000	7,484,119

Toronto Dominion
Holdings (USA)	0.501	7/14/09	4,600,000	4,599,169

Westpac Banking Corp./NY	0.491	7/29/09	1,150,000	1,149,562

Westpac Banking Corp.
144A (Australia)	0.632	3/9/10	2,400,000	2,400,000

Yale University	0.732	7/8/09	4,500,000	4,499,570

Yale University	0.652	10/7/09	2,000,000	1,996,461

Yale University	0.451	11/18/09	2,000,000	1,996,500

Total commercial paper (cost $60,424,994)				$60,424,994

Putnam VT Money Market Fund 247

CERTIFICATES OF		Maturity	Principal
DEPOSIT (14.1%)*	Yield (%)	date	amount	Value

Abbey National Treasury
Services PLC/Stamford, CT	0.450	8/7/09	$3,250,000	$3,250,167

Banco Bilbao Vizcaya
Argentina SA (Spain)	0.605	11/30/09	4,500,000	4,500,095

BNP Paribas (France)	0.600	10/19/09	2,800,000	2,800,085

Calyon New York	3.330	9/10/09	5,100,000	5,129,387

Calyon New York	0.530	10/13/09	3,200,000	3,200,000

Deutsche Bank AG/New
York, NY FRN (Germany)	0.839	7/21/09	5,000,000	5,000,000

Dexia Credit Local
SA/New York, NY	0.720	9/16/09	3,300,000	3,300,070

Dexia Credit Local
SA/New York, NY	0.710	9/21/09	3,300,000	3,300,075

HSBC Bank PLC
(United Kingdom)	1.300	8/12/09	5,000,000	5,000,000

ING Bank NV (Netherlands)	0.600	10/19/09	2,300,000	2,300,000

Lloyds TSB Bank PLC/New
York, NY FRN	0.268	5/6/11	2,400,000	2,400,000

National Australia Bank,
Ltd. (Australia)	0.600	7/6/09	2,800,000	2,800,000

Rabobank Nederland NV/NY	0.520	12/7/09	3,400,000	3,400,000

Svenska
Handelsbanken/New York,
NY FRN	1.459	7/13/09	4,000,000	4,000,000

Toronto Dominion Bank
(Canada)	0.600	1/12/10	3,500,000	3,501,889

US Bank NA/
Minneapolis, MN	0.850	7/22/09	4,000,000	4,000,000

Total certificates of deposit (cost $57,881,768)				$57,881,768

MUNICIPAL BONDS		Maturity
AND NOTES (1.7%)*	Yield (%)	date	Principal amount	Value

Colorado Housing and
Finance Authority VRDN
(Single Family)
Ser. C-2, Class I M	1.000	11/1/35	$3,000,000	$3,000,000
Ser. C-1, Class I M	1.000	11/1/36	1,790,000	1,790,000
Ser. B-1 M	1.000	11/1/32	2,000,000	2,000,000

Total municipal bonds and notes (cost $6,790,000)				$6,790,000

REPURCHASE AGREEMENTS (1.2%)*		Principal amount		Value

Interest in $75,000,000 joint
tri-party repurchase agreement
dated June 30, 2009 with
Deutsche Banks Securities due
July 1, 2009 — market value of
$5,000,061 for an effective yield
of 0.44% (collateralized by various
corporate bonds and notes with
coupon rates ranging from 0.933%
to 7.125% and due dates ranging
from November 27, 2009 to June 1,
2038, valued at $78,750,001)			$5,000,000	$5,000,000

Total repurchase agreements (cost $5,000,000)				$5,000,000

SHORT-TERM INVESTMENT FUND (0.7%)*			Shares	Value

Putnam Money Market
Liquidity Fund e			2,809,251	$2,809,251

Total short-term investment fund (cost $2,809,251)				$2,809,251
Total investments (cost $404,379,387)				$404,379,387

Key to other fixed-income security abbreviations

FRB Floating Rate Bonds

FRN Floating Rate Notes

MTN Medium Term Notes

VRDN Variable Rate Demand Notes

* Percentages indicated are based on net assets of $410,149,320.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, and VRDN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at June 30, 2009 (as a percentage of Portfolio Value):

United States	74.1%	Netherlands	1.3%

Australia	5.3	Germany	1.2

United Kingdom	4.2	Spain	1.1

Sweden	4.0	Luxembourg	0.8

Canada	4.0	Norway	0.3

Supra-Nation	2.3	Total	100.0%

France	1.4

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

	Level 1	Level 2	Level 3

Asset-backed commercial
paper	$—	$63,326,099	$—

Certificates of deposit	—	57,881,768	—

Commercial paper	—	60,424,994	—

Corporate bonds and notes	—	102,958,597	—

Municipal bonds and notes	—	6,790,000	—

Repurchase agreements	—	5,000,000	—

Short-term investment fund	2,809,251	—	—

U.S. Government agency
obligations	—	105,188,678	—

Totals by level	$2,809,251	$401,570,136	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

248 Putnam VT Money Market Fund

Statement of assets and liabilities
6/30/ 09 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $401,570,136)	$401,570,136

Affiliated issuers (identified cost $2,809,251) (Note 6)	2,809,251

Cash	51,672

Interest and other receivables	670,478

Receivable for shares of the fund sold	5,919,585

Total assets	411,021,122

Liabilities

Payable for shares of the fund repurchased	200,125

Payable for compensation of Manager (Note 2)	419,025

Payable for investor servicing fees (Note 2)	10,799

Payable for custodian fees (Note 2)	6,878

Payable for Trustee compensation and expenses (Note 2)	81,245

Payable for administrative services (Note 2)	1,830

Payable for distribution fees (Note 2)	39,243

Other accrued expenses	112,657

Total liabilities	871,802
Net assets	$410,149,320

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$410,272,974

Undistributed net investment income (Note 1)	13,167

Accumulated net realized loss on investments (Note 1)	(136,821)

Total — Representing net assets applicable to
capital shares outstanding	$410,149,320

Computation of net asset value Class IA

Net Assets	$216,645,568

Number of shares outstanding	216,723,197

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net Assets	$193,503,752

Number of shares outstanding	193,571,147

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$1.00

Statement of operations
Six months ended 6/30/09 (Unaudited)

Interest income (including interest income of $2,599 from
investments in affiliated issuers) (Note 6)	$2,579,827

Expenses

Compensation of Manager (Note 2)	1,001,957

Investor servicing fees (Note 2)	67,575

Custodian fees (Note 2)	6,014

Trustee compensation and expenses (Note 2)	24,270

Administrative services (Note 2)	17,359

Distribution fees — Class IB (Note 2)	260,506

Money market fund guarantee program fees (Note 14)	93,246

Other	111,068

Fees waived and reimbursed by Manager (Note 2)	(162,050)

Total expenses	1,419,945
Expense reduction (Note 2)	(37)

Net expenses	1,419,908

Net investment income	1,159,919

Net realized gain on investments (Notes 1 and 3)	1,763

Net gain on investments	1,763

Net increase in net assets resulting from operations	$1,161,682

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 249

Statement of changes in net assets

	Putnam VT
	Money Market Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$1,159,919	$12,693,834

Net realized gain (loss) on investments	1,763	(121,001)

Net increase in net assets resulting
from operations	1,161,682	12,572,833

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(749,544)	(6,918,971)

Class IB	(397,208)	(5,777,857)

Increase (decrease) from capital share
transactions (Note 4)	(62,155,562)	46,721,565

Total increase (decrease) in net assets	(62,140,632)	46,597,570

Net assets:

Beginning of period	472,289,952	425,692,382

End of period (including undistributed net
investment income of $13,167 and $—,
respectively)	$410,149,320	$472,289,952

* Unaudited

The accompanying notes are an integral part of these financial statements.

250 Putnam VT Money Market Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)a,b,d	Ratio of net investment income (loss) to average net assets (%)a

Putnam VT Money Market Fund (Class IA)

6/30/09†	$1.00	.0031	— e	.0031	(.0031)	(.0031)	$1.00	.31*	$216,646	.26*	.32*

12/31/08	1.00	.0279	(.0003)	.0276	(.0279)	(.0279)	1.00	2.83	251,780.47		2.78

12/31/07	1.00	.0492	— e	.0492	(.0492)	(.0492)	1.00	5.05	219,558.46		4.92

12/31/06	1.00	.0455	—	.0455	(.0455)	(.0455)	1.00	4.66	205,133.52		4.56

12/31/05	1.00	.0275	—	.0275	(.0275)	(.0275)	1.00	2.79	211,665.53		2.71

12/31/04	1.00	.0091	— e	.0091	(.0091)	(.0091)	1.00	.91	264,971.53		.87

Putnam VT Money Market Fund (Class IB)

6/30/09†	$1.00	.0019	— e	.0019	(.0018)	(.0018)	$1.00	.19*	$193,504	.38*	.19*

12/31/08	1.00	.0254	(.0003)	.0251	(.0254)	(.0254)	1.00	2.57	220,510.72		2.54

12/31/07	1.00	.0467	— e	.0467	(.0467)	(.0467)	1.00	4.79	206,134.71		4.67

12/31/06	1.00	.0430	—	.0430	(.0430)	(.0430)	1.00	4.39	194,620.77		4.34

12/31/05	1.00	.0250	—	.0250	(.0250)	(.0250)	1.00	2.53	134,800.78		2.54

12/31/04	1.00	.0066	— e	.0066	(.0066)	(.0066)	1.00	.66	108,012.78		.66

* Not annualized.

† Unaudited.

a Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.04%

12/31/08	0.08

12/31/07	0.09

12/31/06	0.05

12/31/05	0.03

12/31/04	0.02

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 251

Putnam VT New Opportunities Fund

Investment objective
Long-term capital appreciation

Net asset value June 30, 2009
Class IA: $14.40	Class IB: $14.20

Performance summary
Total return at net asset value
(as of 6/30/09)‡	Class IA shares*	Class IB shares†

6 months	10.02%	9.86%

1 year	–26.60	–26.80

5 years	–8.23	–9.37
Annualized	–1.70	–1.95

10 years	–31.46	–33.04
Annualized	–3.71	–3.93

Life	104.03	97.82
Annualized	4.82	4.60

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 2, 1994.

† Class inception date: April 30, 1998.

‡ Recent performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The stock market was extremely volatile during the past six months, declining sharply in January and February, rallying in March and April, and stabilizing in May and June. During this time, stocks generally posted positive overall returns, with growth stocks outperforming value stocks. For the six months ended June 30, 2009, Putnam VT New Opportunities Fund’s class IA shares returned 10.02% at net asset value.

Entering the year, management had positioned the fund fairly defensively based on concerns about a deteriorating economy, rising unemployment, and slowing consumer spending. The fund was underweight consumer cyclicals, as well as industrials and technology stocks given the potential for reduced corporate spending. That defensive positioning served the fund well until the market completely reversed direction starting in early March. The fund retook some gains in the final two months of the period, as the market refocused on higher-quality growth stocks, such as those the fund typically holds. Overall, health care was the biggest detractor from performance. “Safer” stocks, like those in the health-care industry, tended to lag the market as it rallied from March to May. An overweight position in energy and an underweight to industrials, meanwhile, were the biggest contributors to performance. Energy stocks rose on higher natural gas and oil prices, while industrials were some of the weakest performers during the period.

Turning to specific stocks, Brocade Communications, a network technology company, was one of the best-performing holdings, as large technology companies were eager to resell the company’s networking products instead of those of Cisco, which is often viewed as a potential competitor. Apple also helped performance, reflecting strong sales of the iPhone and continued market-share gains of Mac computers. Freeport-McMoRan Copper and Gold was another strong performer, as copper prices rose due to resurgent demand from China.

Sequenom, however, was a significant detractor to performance after the company announced that the release of its forthcoming blood test for Down syndrome would be delayed. Cephalon also detracted from performance, as the market became increasingly concerned about the generic risk to its lead drug, Provigil, and questioned the potential success of its second-generation drug, Nuvigil.

Although management believes the economy appears to be bottoming, it expects a long, slow recovery. In the short term, the market could give back some of its recent gains before a longer-term growth trend takes hold. With this in mind, the fund has reduced its defensive positioning by reducing its exposure to health care and consumer staples, while increasing its exposure to technology, industrials, and financials. Management believes the months ahead may be choppy for equity investors, but that a sustained recovery is likely to take root as the year progresses.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future portfolio holdings are subject to risk.

252 Putnam VT New Opportunities Fund

Your fund’s manager

Gerald Moore is a Portfolio Manager at Putnam. A CFA charterholder, he joined Putnam in 1997 and has been in the investment industry since 1992.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT New Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.17	$5.46	$4.01	$5.26

Ending value (after expenses)	$1,100.20	$1,098.60	$1,020.83	$1,019.59

Annualized expense ratio	0.80%	1.05%	0.80%	1.05%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT New Opportunities Fund 253

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (99.3%)*	Shares	Value

Aerospace and defense (2.5%)
Alliant Techsystems, Inc. †	25,500	$2,100,180

L-3 Communications Holdings, Inc. S	26,500	1,838,570

Orbital Sciences Corp. † S	126,500	1,919,005

Precision Castparts Corp.	40,100	2,928,503

Raytheon Co.	88,450	3,929,834

		12,716,092
Banking (1.6%)
Bank of the Ozarks, Inc. S	34,000	735,420

First Citizens BancShares, Inc. Class A	3,700	494,505

Northern Trust Corp.	60,800	3,263,744

Wells Fargo & Co.	153,100	3,714,206

		8,207,875
Beverage (1.4%)
Coca-Cola Co. (The) S	55,500	2,663,445

Heckmann Corp. † S	58,050	217,688

PepsiCo, Inc.	80,252	4,410,650

		7,291,783
Biotechnology (5.1%)
Amgen, Inc. †	149,850	7,933,059

Dendreon Corp. † S	55,300	1,374,205

Genzyme Corp. †	63,721	3,547,348

Gilead Sciences, Inc. † S	133,150	6,236,746

Life Technologies Corp. † S	64,906	2,707,878

Myriad Genetics, Inc. †	48,900	1,743,285

Sequenom, Inc. † S	189,000	738,990

Vertex Pharmaceuticals, Inc. †	56,000	1,995,840

		26,277,351
Cable television (0.7%)
DIRECTV Group, Inc. (The) † S	142,300	3,516,233

		3,516,233
Chemicals (1.2%)
FMC Corp.	31,600	1,494,680

Monsanto Co.	14,558	1,082,242

Potash Corp. of Saskatchewan, Inc. (Canada)	11,300	1,051,465

Sigma-Adrich Corp. S	51,100	2,532,516

		6,160,903
Coal (0.8%)
Massey Energy Co.	101,610	1,985,459

Walter Industries, Inc. S	61,775	2,238,726

		4,224,185
Commercial and consumer services (1.8%)
Dun & Bradstreet Corp. (The) S	24,500	1,989,645

Emergency Medical Services Corp. Class A †	28,800	1,060,416

HMS Holdings Corp. † S	38,150	1,553,468

Navigant Consulting, Inc. † S	93,000	1,201,560

Priceline.com, Inc. † S	30,535	3,406,179

		9,211,268
Communications equipment (5.0%)
Cisco Systems, Inc. †	650,619	12,127,538

F5 Networks, Inc. † S	98,618	3,411,197

Qualcomm, Inc.	220,200	9,953,040

		25,491,775
Computers (9.0%)
Apple, Inc. †	127,477	18,156,542

Brocade Communications Systems, Inc. †	629,300	4,921,126

Hewlett-Packard Co.	92,467	3,573,850

IBM Corp.	159,345	16,638,805

LogMeIn, Inc. †	4,050	64,800

Quest Software, Inc. †	201,600	2,810,304

		46,165,427

COMMON STOCKS (99.3%)* cont.	Shares	Value

Consumer (0.4%)
Scotts Miracle-Gro Co. (The) Class A S	55,300	$1,938,265

		1,938,265
Consumer goods (2.5%)
Church & Dwight Co., Inc.	56,400	3,063,084

Colgate-Palmolive Co. S	86,700	6,133,158

Procter & Gamble Co. (The)	69,400	3,546,340

		12,742,582
Consumer services (—%)
OpenTable, Inc. † S	8,320	251,014

		251,014
Containers (0.3%)
Silgan Holdings, Inc.	35,900	1,760,177

		1,760,177
Distribution (0.1%)
Spartan Stores, Inc.	37,950	470,960

		470,960
Electric utilities (0.5%)
Exelon Corp.	46,550	2,383,826

		2,383,826
Electrical equipment (1.3%)
Emerson Electric Co.	128,100	4,150,440

GrafTech International, Ltd. †	81,100	917,241

Vestas Wind Systems A/S (Denmark) †	23,575	1,696,721

		6,764,402
Electronics (1.9%)
Altera Corp.	155,791	2,536,277

Integrated Device Technology, Inc. †	224,523	1,356,119

Intel Corp.	114,007	1,886,816

Marvell Technology Group, Ltd. †	168,300	1,959,012

Silicon Laboratories, Inc. † S	47,900	1,817,326

		9,555,550
Energy (oil field) (0.8%)
FMC Technologies, Inc. † S	63,300	2,378,814

Noble Corp.	53,650	1,622,913

		4,001,727
Energy (other) (0.5%)
First Solar, Inc. †	15,950	2,585,814

		2,585,814
Engineering and construction (1.0%)
ENGlobal Corp. †	188,100	925,452

Fluor Corp. S	50,938	2,612,610

Michael Baker Corp. †	36,900	1,563,084

		5,101,146
Financial (0.6%)
CME Group, Inc.	3,300	1,026,663

Intercontinental Exchange, Inc. †	20,100	2,296,224

		3,322,887
Food (1.5%)
Del Monte Foods Co.	114,700	1,075,886

General Mills, Inc.	48,300	2,705,766

Ralcorp Holdings, Inc. †	29,700	1,809,324

TreeHouse Foods, Inc. † S	73,200	2,105,964

		7,696,940
Gaming and lottery (0.6%)
Bally Technologies, Inc. †	99,300	2,971,056

		2,971,056
Health-care services (3.1%)
AMERIGROUP Corp. †	72,742	1,953,123

Express Scripts, Inc. †	83,300	5,726,875

Healthsouth Corp. † S	154,300	2,228,092

Omnicare, Inc. S	74,750	1,925,560

Quest Diagnostics, Inc.	69,500	3,921,885

		15,755,535

254 Putnam VT New Opportunities Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value

Insurance (1.8%)
Aflac, Inc.	109,900	$3,416,791

AON Corp.	41,700	1,579,179

Fidelity National Title Group, Inc. Class A	122,650	1,659,455

Transatlantic Holdings, Inc.	58,153	2,519,769

		9,175,194
Investment banking/Brokerage (2.2%)
Eaton Vance Corp. S	79,650	2,130,638

Goldman Sachs Group, Inc. (The)	25,371	3,740,700

TD Ameritrade Holding Corp. †	147,900	2,594,166

Waddell & Reed Financial, Inc. Class A S	108,900	2,871,693

		11,337,197
Machinery (1.0%)
Chart Industries, Inc. †	47,100	856,278

Joy Global, Inc.	73,250	2,616,490

Parker-Hannifin Corp.	36,800	1,580,928

		5,053,696
Manufacturing (0.6%)
Flowserve Corp.	20,250	1,413,653

Shaw Group, Inc. †	62,000	1,699,420

		3,113,073
Medical technology (4.6%)
Baxter International, Inc.	112,476	5,956,729

Becton, Dickinson and Co.	51,220	3,652,498

Boston Scientific Corp. †	208,600	2,115,204

Covidien PLC (Ireland)	53,600	2,006,784

Hospira, Inc. †	70,200	2,704,104

St. Jude Medical, Inc. †	133,150	5,472,465

Varian Medical Systems, Inc. † S	56,500	1,985,410

		23,893,194
Metals (2.0%)
Barrick Gold Corp. (Canada) S	38,600	1,295,030

Cliffs Natural Resources, Inc. S	83,587	2,045,374

Freeport-McMoRan Copper & Gold, Inc.
Class B S	39,250	1,966,818

Newmont Mining Corp. S	80,397	3,285,825

Nucor Corp.	41,050	1,823,852

		10,416,899
Natural gas utilities (0.6%)
Southwestern Energy Co. †	74,800	2,905,980

		2,905,980
Oil and gas (2.6%)
Comstock Resources, Inc. †	49,650	1,640,933

Exxon Mobil Corp.	58,804	4,110,988

McMoRan Exploration Co. † S	88,797	529,230

Occidental Petroleum Corp.	42,300	2,783,763

Petroleo Brasileiro SA ADR (Brazil)	66,108	2,709,106

Ultra Petroleum Corp. † S	41,300	1,610,700

		13,384,720
Pharmaceuticals (6.2%)
Abbott Laboratories	230,800	10,856,832

Cephalon, Inc. †	37,900	2,147,035

Emergent Biosolutions, Inc. † S	29,149	417,705

Johnson & Johnson	234,025	13,292,620

Myriad Pharmaceuticals, Inc. †	5	23

Teva Pharmaceutical Industries, Ltd. ADR
(Israel) S	52,300	2,580,482

Wyeth	61,950	2,811,911

		32,106,608
Power producers (0.8%)
AES Corp. (The) †	350,800	4,072,788

		4,072,788

COMMON STOCKS (99.3%)* cont.	Shares	Value

Publishing (0.4%)
Marvel Entertainment, Inc. † S	61,600	$2,192,344

		2,192,344
Railroads (0.6%)
Union Pacific Corp.	59,750	3,110,585

		3,110,585
Restaurants (2.7%)
McDonald’s Corp. S	146,500	8,422,285

Panera Bread Co. Class A † S	38,900	1,939,554

Yum! Brands, Inc.	99,081	3,303,361

		13,665,200
Retail (7.8%)
Advance Auto Parts, Inc. S	59,700	2,476,953

Amazon.com, Inc. †	25,800	2,158,428

AutoZone, Inc. †	18,548	2,802,788

BJ’s Wholesale Club, Inc. †	81,017	2,611,178

CVS Caremark Corp.	105,300	3,355,911

GameStop Corp. †	105,200	2,315,452

Herbalife, Ltd. (Cayman Islands)	72,900	2,299,266

Jo-Ann Stores, Inc. † S	89,900	1,858,233

Kroger Co.	138,150	3,046,208

TJX Cos., Inc. (The)	139,573	4,390,967

Wal-Mart Stores, Inc.	266,300	12,899,572

		40,214,956
Schools (1.2%)
Apollo Group, Inc. Class A †	51,200	3,641,344

Career Education Corp. †	109,500	2,725,455

		6,366,799
Semiconductor (0.9%)
Cymer, Inc. † S	37,700	1,120,821

Hittite Microwave Corp. †	40,500	1,407,375

Maxim Integrated Products, Inc.	150,000	2,353,500

		4,881,696
Shipping (0.6%)
Kirby Corp. † S	53,200	1,691,228

Knight Transportation, Inc. S	84,000	1,390,200

		3,081,428
Software (8.0%)
Activision Blizzard, Inc. †	186,550	2,356,127

Microsoft Corp.	798,391	18,977,754

Oracle Corp.	507,750	10,876,005

Red Hat, Inc. †	200,800	4,042,104

Symantec Corp. †	107,200	1,668,032

THQ, Inc. †	167,200	1,197,152

TIBCO Software, Inc. †	313,750	2,249,588

		41,366,762
Technology (0.4%)
Affiliated Computer Services, Inc. Class A †	43,000	1,910,060

		1,910,060
Technology services (4.1%)
Accenture, Ltd. Class A	145,036	4,852,905

CSG Systems International, Inc. †	125,100	1,656,324

Google, Inc. Class A †	29,051	12,247,611

SAIC, Inc. †	123,600	2,292,780

		21,049,620
Telecommunications (0.9%)
NeuStar, Inc. Class A †	148,056	3,280,921

Premiere Global Services, Inc. †	127,700	1,384,268

		4,665,189
Tobacco (2.9%)
Lorillard, Inc.	44,400	3,008,988

Philip Morris International, Inc.	277,040	12,084,485

		15,093,473

Putnam VT New Opportunities Fund 255

COMMON STOCKS (99.3%)* cont.	Shares	Value

Toys (0.8%)
Hasbro, Inc.	79,950	$1,937,988

Nintendo Co., Ltd. ADR (Japan)	63,300	2,181,951

		4,119,939
Transportation services (1.0%)
C.H. Robinson Worldwide, Inc. S	57,000	2,972,550

Expeditors International of Washington, Inc.	71,700	2,390,478

		5,363,028
Waste Management (0.4%)
Stericycle, Inc. † S	41,100	2,117,883

		2,117,883
Total common stocks (cost $543,095,721)		$511,223,084

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Optisolar, Inc. Ser. B-1, zero % cv. pfd.
(acquired 7/30/08, cost $31,502) (Private) F ‡ †	5,081	$31,502

Total convertible preferred stocks (cost $31,502)		$31,502

SHORT-TERM INVESTMENTS (11.9%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield
of 0.50%, December 17, 2009	$373,000	$371,780

U.S. Treasury Bills for an effective yield
of 0.40%, February 11, 2010	33,000	32,916

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	56,251,809	56,249,904

Putnam Money Market Liquidity Fund e	4,671,298	4,671,298

Total short-term investments (cost $61,326,219)		$61,325,898
Total investments (cost $604,453,442)		$572,580,484

* Percentages indicated are based on net assets of $514,682,445.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2009 was $31,502, or less than 0.1% of net assets.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs. On June 30, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Securities on loan, in part or in entirety, at June 30, 2009.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and signifi-cant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$16,577,802	$—	$—

Capital goods	34,929,748	1,696,721	—

Communication services	8,181,422	—	—

Consumer cyclicals	49,335,265	—	—

Consumer staples	74,891,314	—	—

Energy	24,196,446	—	—

Financial	32,043,153	—	—

Health care	98,032,688	—	—

Technology	150,420,890	—	—

Transportation	11,555,041	—	—

Utilities and power	9,362,594	—	—

Total common stocks	509,526,363	1,696,721	—

Convertible preferred
stocks	—	—	31,502

Short-term investments	4,671,298	56,654,600	—

Totals by level	$514,197,661	$58,351,321	$31,502

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3**	June 30, 2009

Convertible preferred stocks	$—	$—	$—	$—	$—	$31,502	$31,502

Total	$—	$—	$—	$—	$—	$31,502	$31,502

** Represents Level 3 securities acquired in merger with Putnam VT Discovery Growth Fund.

The accompanying notes are an integral part of these financial statements.

256 Putnam VT New Opportunities Fund

Statement of assets and liabilities

6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $54,847,817
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $599,782,144)	$567,909,186

Affiliated issuers (identified cost $4,671,298) (Note 6)	4,671,298

Dividends, interest and other receivables	588,753

Receivable for shares of the fund sold	13,408

Receivable for investments sold	36,726,548

Receivable for investor servicing fees (Note 2)	23,479

Total assets	609,932,672

Liabilities

Payable to custodian (Note 2)	146,155

Payable for investments purchased	37,132,352

Payable for shares of the fund repurchased	434,490

Payable for compensation of Manager (Note 2)	869,742

Payable for custodian fees (Note 2)	17,439

Payable for Trustee compensation and expenses (Note 2)	273,232

Payable for administrative services (Note 2)	1,989

Payable for distribution fees (Note 2)	14,400

Collateral on securities loaned, at value (Note 1)	56,249,904

Other accrued expenses	110,524

Total liabilities	95,250,227

Net assets	$514,682,445

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 10)	$1,652,022,561

Undistributed net investment income (Notes 1 and 10)	1,591,833

Accumulated net realized loss on investments (Notes 1 and 10)	(1,107,058,991)

Net unrealized depreciation of investments (Note 10)	(31,872,958)

Total — Representing net assets applicable to
capital shares outstanding	$514,682,445

Computation of net asset value Class IA

Net Assets	$444,886,297

Number of shares outstanding	30,897,508

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$14.40

Computation of net asset value Class IB

Net Assets	$69,796,148

Number of shares outstanding	4,914,660

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$14.20

Statement of operations

Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $2,890)	$3,566,621

Interest (including interest income of $2,603
from investments in affiliated issuers) (Note 6)	20,514

Securities lending	1,207

Total investment income	3,588,342

Expenses

Compensation of Manager (Note 2)	1,683,244

Investor servicing fees (Note 2)	71,290

Custodian fees (Note 2)	8,275

Trustee compensation and expenses (Note 2)	23,407

Administrative services (Note 2)	19,092

Distribution fees — Class IB (Note 2)	78,599

Other	125,617

Fees waived and reimbursed by Manager (Note 2)	(2,289)

Total expenses	2,007,235

Expense reduction (Note 2)	(74,015)

Net expenses	1,933,220
Net investment income	1,655,122
Net realized loss on investments (Notes 1 and 3)	(63,178,513)

Net realized gain on futures contracts (Note 1)	377,731

Net unrealized appreciation of investments and
futures contracts during the period	107,243,070

Net gain on investments	44,442,288

Net increase in net assets resulting from operations	$46,097,410

The accompanying notes are an integral part of these financial statements

Putnam VT New Opportunities Fund 257

Statement of changes in net assets

	Putnam VT
	New Opportunities Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$1,655,122	$3,358,146

Net realized loss on investments	(62,800,782)	(149,094,663)

Net unrealized appreciation (depreciation)
of investments	107,243,070	(205,979,371)

Net increase (decrease) in net assets
resulting from operations	46,097,410	(351,715,888)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(3,073,568)	(2,169,773)

Class IB	(258,955)	—

Decrease from capital share transactions
(Notes 4 and 10)	(29,402,364)	(194,918,922)

Total increase (decrease) in net assets	13,362,523	(548,804,583)

Net assets:

Beginning of period	501,319,922	1,050,124,505

End of period (including undistributed
net investment income of $1,591,833 and
$3,266,562, respectively)	$514,682,445	$501,319,922

* Unaudited

The accompanying notes are an integral part of these financial statements.

258 Putnam VT New Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,f	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,d,f	Ratio of net investment income (loss) to average net assets (%)f	Portfolio turnover (%)

Putnam VT New Opportunities Fund (Class IA)

6/30/09†	$13.19	.05	1.26	1.31	(.10)	(.10)	$14.40	10.02*	$444,886	.40*	.36*	35.55*

12/31/08	21.55	.08	(8.39) i,j	(8.31)	(.05)	(.05)	13.19	(38.62) j	442,197.76		.46	78.52

12/31/07	20.36	.05	1.17	1.22	(.03)	(.03)	21.55	6.02	926,866.72		.24	139.35

12/31/06	18.74	.03	1.62	1.65	(.03)	(.03)	20.36	8.82	1,145,101.71		.16	84.06

12/31/05	17.05	.03 h	1.72	1.75	(.06)	(.06)	18.74	10.32 h	1,352,498.66		.18 h	56.12

12/31/04	15.43	.05 g	1.57	1.62	—	—	17.05	10.50	1,621,906.69		.33 g	115.82

Putnam VT New Opportunities Fund (Class IB)

6/30/09†	$12.98	.03	1.24	1.27	(.05)	(.05)	$14.20	9.86*	$69,796	.52*	.24*	35.55*

12/31/08	21.19	.04	(8.25) i,j	(8.21)	—	—	12.98	(38.75) j	59,123	1.01	.21	78.52

12/31/07	20.04	— e	1.15	1.15	—	—	21.19	5.74	123,258.97		(.01)	139.35

12/31/06	18.46	(.02)	1.60	1.58	—	—	20.04	8.56	145,998.96		(.09)	84.06

12/31/05	16.80	(.01) h	1.69	1.68	(.02)	(.02)	18.46	10.00 h	159,861.91		(.07) h	56.12

12/31/04	15.23	.01 g	1.56	1.57	—	—	16.80	10.31	171,305.94		.09 g	115.82

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

g Reflects a special dividend which amounted to $0.06 per share and 0.37% of average net assets.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (SEC) regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class IA and class IB shares.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.02 per share.

j Reflects a non-recurring litigation payment from Enron Corporation which amounted to $0.10 per share outstanding as of December 29, 2008. Without this payment, total returns for the year ended December 31, 2008 would have been –39.13% and –39.26% for class IA and class IB shares, respectively.

The accompanying notes are an integral part of these financial statements.

Putnam VT New Opportunities Fund 259

Putnam VT Research Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $8.60	Class IB: $8.60

Performance summary
Total return at net asset value
(as of 6/30/09) †	Class IA shares*	Class IB shares*

6 months	9.07%	8.98%

1 year	–22.97	–23.12

5 years	–15.25	–16.19
Annualized	–3.26	–3.47

10 years	–23.68	–25.32
Annualized	–2.67	–2.88

Life	2.34	–0.04
Annualized	0.22	0.00

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance benefited from receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The six-month period brought nearly unprecedented volatility in global financial markets. When the period began, the subprime mortgage meltdown had escalated into a global credit crisis, and banks and securities firms worldwide had announced considerable write-downs and losses. The accompanying global recession had made investors extremely risk-adverse, and the U.S. stock market, as measured by the S&P 500 Index, continued its precipitous decline, reaching lows not seen in over a decade. In early March, however, stock markets underwent a reversal, with investors seeking out some of the riskiest segments and stocks mounting a significant rally. During the six-month period ended June 30, 2009, Putnam VT Research Fund’s class IA shares returned 9.07% at net asset value.

The fund’s investment process employs a “sleeve” approach, in which fund analysts directly select stocks for the portfolio, rather than recommending securities to a portfolio manager. This allows the analysts a high degree of flexibility within their respective industries to find attractive opportunities, and during the period this approach was particularly effective: Stock selection contributed positively to performance in 11 of 12 sectors, with health care and energy making the biggest impact.

Turning to individual securities, Weatherford International, the oil company, was among the fund’s top performers for the period. The company posted strong performance in its international business units, and market sentiment grew increasingly positive on its Russian oil field acquisition. Apple, Inc. was another strong performer. The company has substantial market share in digital music players, helped in part by strong iPhone sales, and Apple continues to gain ground in the personal-computer market. Apple’s stock rallied along with the market beginning in March. The fund’s underweight position in General Electric also contributed. Although a number of the conglomerate’s business units faced challenges in 2008, GE Capital Finance, the company’s financial division, was of particular concern to the market. Its exposure to real estate and credit-card debt hurt profitability, and analysts have expressed uncertainty about the company’s forecasts for the next fiscal year.

Among the detractors was Genzyme, the biotech company. During the period, the FDA did not approve one of the company’s key new drugs, Lumizyme, a treatment for Pompe disease, citing problems with the manufacturing plant where the drug is made. Another detractor was the fund’s limited exposure to IBM. The fund’s underweight position hurt performance after the company reported margins and cost-savings figures that were better than expected, and reiterated its confidence in anticipated fiscal year earnings.

The fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $469,294 in March 2009. With the market likely to remain volatile in the second half of the year, the fund’s focus on maintaining neutral sector weightings and seeking to add value through rigorous fundamental research may be an attractive combination. The fund’s analysts will continue to seek the best opportunities within each sector, while working to construct a portfolio that is independent of top-down macroeconomic or market-directional predictions.

Consider these risks before you invest: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Current and future portfolio holdings are subject to risk.

260 Putnam VT Research Fund

Your fund’s manager

Andrew Matteis is Head of Large Cap Equity Research at Putnam. He joined Putnam in 1993 and has been in the investment industry since 1985.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009.They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Research Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.15	$5.44	$4.01	$5.26

Ending value (after expenses)	$1,090.70	$1,089.80	$1,020.83	$1,019.59

Annualized expense ratio	0.80%	1.05%	0.80%	1.05%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 261

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value

Aerospace and defense (3.4%)
Goodrich Corp.	10,100	$504,697

L-3 Communications Holdings, Inc.	6,900	478,722

Lockheed Martin Corp.	7,100	572,615

Raytheon Co.	14,500	644,235

		2,200,269
Airlines (0.1%)
Continental Airlines, Inc. Class B †	4,100	36,326

		36,326
Automotive (0.1%)
Navistar International Corp. †	1,000	43,600

		43,600
Banking (5.9%)
Bank of America Corp.	79,993	1,055,908

Bank of New York Mellon Corp. (The)	11,200	328,272

JPMorgan Chase & Co.	32,720	1,116,079

SunTrust Banks, Inc.	7,845	129,050

U.S. Bancorp	4	72

Wells Fargo & Co.	44,557	1,080,953

		3,710,334
Beverage (0.6%)
PepsiCo, Inc.	6,700	368,232

		368,232
Biotechnology (3.3%)
Amgen, Inc. †	16,800	889,392

Dendreon Corp. † S	8,700	216,195

Genzyme Corp. †	14,800	823,916

Life Technologies Corp. †	3,200	133,504

		2,063,007
Broadcasting (0.7%)
CBS Corp. Class B	31,000	214,520

Liberty Media Corp. — Entertainment Class A †	7,500	200,625

		415,145
Building materials (0.1%)
Owens Corning, Inc. †	4,700	60,066

		60,066
Cable television (1.7%)
Comcast Corp. Class A	22,400	324,576

DIRECTV Group, Inc. (The) † S	19,200	474,432

Time Warner Cable, Inc.	8,109	256,812

		1,055,820
Chemicals (1.5%)
Air Products & Chemicals, Inc.	3,985	257,391

Dow Chemical Co. (The)	8,000	129,120

E.I. du Pont de Nemours & Co.	7,003	179,417

Monsanto Co.	5,400	401,436

		967,364
Combined utilities (0.5%)
El Paso Corp.	35,000	323,050

		323,050
Commercial and consumer services (0.8%)
Alliance Data Systems Corp. † S	4,000	164,760

Automatic Data Processing, Inc.	1,700	60,248

Ecolab, Inc.	1,260	49,127

Expedia, Inc. †	15,800	238,738

		512,873
Communications equipment (2.6%)
Cisco Systems, Inc. †	50,600	943,184

Corning, Inc.	5,200	83,512

Qualcomm, Inc.	13,700	619,240

		1,645,936

COMMON STOCKS (97.1%)* cont.	Shares	Value

Computers (4.8%)
Apple, Inc. †	8,800	$1,253,384

EMC Corp. †	49,500	648,450

Hewlett-Packard Co.	14,000	541,100

IBM Corp.	5,000	522,100

Metavante Technologies, Inc. †	3,300	85,338

TomTom NV (Netherlands) †	1,026	12,487

		3,062,859
Conglomerates (2.4%)
3M Co.	10,000	601,000

Danaher Corp.	2,400	148,176

General Electric Co.	65,500	767,660

		1,516,836
Consumer finance (0.5%)
American Express Co.	5,300	123,172

Capital One Financial Corp.	2,700	59,076

Mastercard, Inc. Class A	700	117,117

		299,365
Consumer goods (1.8%)
Clorox Co.	1,800	100,494

Energizer Holdings, Inc. †	5,400	282,096

Estee Lauder Cos., Inc. (The) Class A	2,700	88,209

Kimberly-Clark Corp.	1,400	73,402

Newell Rubbermaid, Inc.	29,000	301,890

Procter & Gamble Co. (The)	6,000	306,600

		1,152,691
Containers (0.2%)
Crown Holdings, Inc. †	2,168	52,336

Owens-Illinois, Inc. †	2,520	70,585

Pactiv Corp. †	850	18,445

		141,366
Electric utilities (3.8%)
American Electric Power Co., Inc.	13,808	398,913

CMS Energy Corp.	16,000	193,280

Edison International	12,185	383,340

Entergy Corp.	3,400	263,568

Exelon Corp.	6,300	322,623

Great Plains Energy, Inc.	14,864	231,135

NV Energy, Inc.	24,600	265,434

PG&E Corp.	9,400	361,336

		2,419,629
Electronics (1.6%)
Broadcom Corp. Class A †	800	19,832

Garmin, Ltd.	2,199	52,380

Integrated Device Technology, Inc. †	35,300	213,212

Micron Technology, Inc. †	32,400	163,944

Texas Instruments, Inc.	27,000	575,100

		1,024,468
Energy (oil field) (1.6%)
Halliburton Co.	11,100	229,770

Smith International, Inc.	12,889	331,892

Weatherford International, Ltd. †	21,712	424,687

		986,349
Energy (other) (0.3%)
First Solar, Inc. †	1,195	193,733

		193,733
Engineering and construction (0.2%)
Fluor Corp.	2,100	107,709

		107,709
Financial (0.6%)
CME Group, Inc.	750	233,333

Discover Financial Services	2,200	22,594

Intercontinental Exchange, Inc. †	1,200	137,088

		393,015

262 Putnam VT Research Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Food (2.7%)
General Mills, Inc.	16,900	$946,738

Kraft Foods, Inc. Class A	30,200	765,268

		1,712,006
Forest products and packaging (0.2%)
International Paper Co.	3,670	55,527

MeadWestvaco Corp.	1,143	18,757

Sealed Air Corp.	1,234	22,767

Weyerhaeuser Co.	1,231	37,459

		134,510
Health-care services (2.4%)
AmerisourceBergen Corp.	8,800	156,112

CIGNA Corp.	5,500	132,495

Express Scripts, Inc. †	3,400	233,750

McKesson Corp.	6,900	303,600

Omnicare, Inc.	4,600	118,496

Universal Health Services, Inc. Class B	2,500	122,125

WellPoint, Inc. †	8,500	432,565

		1,499,143
Homebuilding (0.1%)
D.R. Horton, Inc.	4,100	38,376

Toll Brothers, Inc. †	2,100	35,637

		74,013
Insurance (2.3%)
ACE, Ltd.	2,530	111,902

Aflac, Inc.	7,800	242,502

Assured Guaranty, Ltd. (Bermuda)	8,950	110,801

Everest Re Group, Ltd.	1,100	78,727

Marsh & McLennan Cos., Inc.	6,180	124,403

MetLife, Inc.	6,400	192,064

Prudential Financial, Inc.	3,100	115,382

RenaissanceRe Holdings, Ltd.	2,281	106,158

Travelers Cos., Inc. (The)	6,400	262,656

XL Capital, Ltd. Class A	7,100	81,366

		1,425,961
Investment banking/Brokerage (2.7%)
BlackRock, Inc.	500	87,710

Eaton Vance Corp.	2,900	77,575

Franklin Resources, Inc.	700	50,407

Goldman Sachs Group, Inc. (The)	4,194	618,363

Invesco, Ltd.	6,600	117,612

Morgan Stanley	11,010	313,895

Raymond James Financial, Inc.	2,300	39,583

State Street Corp.	5,000	236,000

T. Rowe Price Group, Inc.	2,500	104,175

TD Ameritrade Holding Corp. †	4,100	71,914

		1,717,234
Lodging/Tourism (0.6%)
Marriott International, Inc. Class A S	6,929	152,923

Wyndham Worldwide Corp.	20,896	253,260

		406,183
Machinery (1.0%)
Caterpillar, Inc.	2,400	79,296

Cummins, Inc.	4,800	169,008

Deere (John) & Co.	4,400	175,780

Parker-Hannifin Corp.	5,100	219,096

		643,180
Manufacturing (0.1%)
Shaw Group, Inc. †	1,400	38,374

		38,374
Media (1.8%)
Interpublic Group of Companies, Inc. (The) †	4,700	23,735

News Corp., Ltd. (The) Class A	23,600	214,996

COMMON STOCKS (97.1%)* cont.	Shares	Value

Media cont.
Time Warner, Inc.	14,233	$358,529

Viacom, Inc. Class B †	8,400	190,680

Walt Disney Co. (The)	16,000	373,280

		1,161,220
Medical technology (3.0%)
Baxter International, Inc.	7,200	381,312

Becton, Dickinson and Co.	3,400	242,454

Boston Scientific Corp. †	41,900	424,866

Covidien PLC (Ireland)	3,525	131,976

Hospira, Inc. †	6,500	250,380

Medtronic, Inc.	7,100	247,719

St. Jude Medical, Inc. †	6,000	246,600

		1,925,307
Metals (1.0%)
Alcoa, Inc.	792	8,181

Freeport-McMoRan Copper & Gold, Inc. Class B	3,394	170,073

Newmont Mining Corp.	2,931	119,790

Nucor Corp.	2,790	123,960

Steel Dynamics, Inc.	9,407	138,565

United States Steel Corp.	1,748	62,474

		623,043
Oil and gas (10.1%)
Anadarko Petroleum Corp.	9,579	434,791

Chevron Corp.	22,672	1,502,020

EOG Resources, Inc.	4,300	292,056

Exxon Mobil Corp.	32,267	2,255,786

Marathon Oil Corp.	13,162	396,571

Newfield Exploration Co. †	9,983	326,145

Noble Energy, Inc.	6,019	354,940

Occidental Petroleum Corp.	12,208	803,408

		6,365,717
Pharmaceuticals (6.0%)
Abbott Laboratories	15,600	733,824

Cephalon, Inc. †	4,200	237,930

Johnson & Johnson	9,300	528,240

Pfizer, Inc.	86,400	1,296,000

Schering-Plough Corp.	10,300	258,736

Wyeth	16,600	753,474

		3,808,204
Power producers (0.4%)
AES Corp. (The) †	22,100	256,581

		256,581
Publishing (0.2%)
Gannett Co., Inc.	1,700	6,069

McGraw-Hill Cos., Inc. (The)	2,500	75,275

R. R. Donnelley & Sons Co.	1,500	17,430

		98,774
Real estate (0.8%)
Digital Realty Trust, Inc. R	5,000	179,250

HCP, Inc. R	8,100	171,639

Simon Property Group, Inc. R	3,512	180,622

		531,511
Regional Bells (1.7%)
AT&T, Inc.	28,400	705,456

Qwest Communications International, Inc.	27,900	115,785

Verizon Communications, Inc.	8,800	270,424

		1,091,665
Restaurants (0.7%)
McDonald’s Corp.	6,100	350,689

Yum! Brands, Inc.	1,800	60,012

		410,701

Putnam VT Research Fund 263

COMMON STOCKS (97.1%)* cont.	Shares	Value

Retail (6.3%)
Advance Auto Parts, Inc.	700	$29,043

AutoZone, Inc. †	200	30,222

Best Buy Co., Inc.	2,600	87,074

Big Lots, Inc. †	7,000	147,210

Coach, Inc.	7,100	190,848

CVS Caremark Corp.	6,200	197,594

GameStop Corp. †	3,100	68,231

Gap, Inc. (The)	6,600	108,240

Herbalife, Ltd. (Cayman Islands)	5,200	164,008

Home Depot, Inc. (The)	15,800	373,354

Kroger Co.	8,100	178,605

Lowe’s Cos., Inc.	24,000	465,840

Macy’s, Inc.	8,500	99,960

Office Depot, Inc. †	2,200	10,032

OfficeMax, Inc.	4,700	29,516

Staples, Inc.	6,600	133,122

Target Corp.	6,100	240,767

TJX Cos., Inc. (The)	8,200	257,972

Urban Outfitters, Inc. †	3,700	77,219

Wal-Mart Stores, Inc.	19,700	954,268

Walgreen Co.	4,100	120,540

		3,963,665
Schools (0.7%)
Apollo Group, Inc. Class A †	3,100	220,472

Career Education Corp. †	8,000	199,120

		419,592
Semiconductor (0.9%)
Atmel Corp. †	92,800	346,144

Formfactor, Inc. †	11,589	199,794

		545,938
Software (4.9%)
Activision Blizzard, Inc. †	27,900	352,377

Akamai Technologies, Inc. †	1,300	24,934

Electronic Arts, Inc. †	25,400	551,688

Microsoft Corp.	64,600	1,535,542

Parametric Technology Corp. †	41,100	480,459

Symantec Corp. †	11,100	172,716

		3,117,716
Staffing (—%)
Robert Half International, Inc.	1,300	30,706

		30,706
Technology services (1.7%)
eBay, Inc. †	5,500	94,215

Global Payments, Inc.	2,300	86,158

Google, Inc. Class A †	1,228	517,713

VeriSign, Inc. †	1,500	27,720

Yahoo!, Inc. †	20,300	317,898

		1,043,704
Telecommunications (1.0%)
American Tower Corp. Class A †	4,900	154,497

Level 3 Communications, Inc. †	40,500	61,155

Motorola, Inc.	44,400	294,372

Sprint Nextel Corp. †	21,500	103,415

		613,439
Tobacco (3.5%)
Altria Group, Inc.	29,100	476,949

Lorillard, Inc.	12,900	874,233

Philip Morris International, Inc.	19,900	868,038

		2,219,220

COMMON STOCKS (97.1%)* cont.	Shares	Value

Transportation services (0.9%)
Expeditors International of Washington, Inc.	3,600	$120,024

FedEx Corp.	2,300	127,926

United Parcel Service, Inc. Class B	7,000	349,930

		597,880
Waste Management (0.3%)
Republic Services, Inc.	2,729	66,615

Waste Management, Inc.	3,600	101,377

		167,992
Total common stocks (cost $61,514,106)		$61,343,221

INVESTMENT COMPANIES (0.6%)*	Shares	Value

Industrial Select Sector SPDR Fund	17,500	$384,300

Total investment companies (cost $340,096)		$384,300

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Citigroup, Inc. Ser. T, $3.25 cv. pfd.	6,144	$206,208

Total convertible preferred stocks (cost $149,332)		$206,208

SHORT-TERM INVESTMENTS (3.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	1,024,161	$1,024,161

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$588,150	588,130

U.S. Treasury Bills for effective yields
ranging from 0.33% to 0.39%,
November 19, 2009 #	385,000	384,058

U.S. Treasury Cash Management Bills for an
effective yield of 0.47%, April 1, 2010	10,000	9,964

Total short-term investments (cost $2,006,676)		$2,006,313
Total investments (cost $64,010,210)		$63,940,042

* Percentages indicated are based on net assets of $63,162,711.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at June 30, 2009.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

FUTURES CONTRACTS
OUTSTANDING at	Number of		Expiration	Unrealized
6/30/09 (Unaudited)	contracts	Value	date	depreciation

S&P 500 Index (Long)	3	$686,625	Sep-09	$(10,461)

Total				$(10,461)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

264 Putnam VT Research Fund

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,724,917	$—	$—

Capital goods	3,298,890	—	—

Communication
services	2,760,924	—	—

Conglomerates	1,516,836	—	—

Consumer cyclicals	6,074,792	—	—

Consumer staples	6,973,895	—	—

Energy	7,545,799	—	—

Financial	8,077,420	—	—

Health care	9,295,661	—	—

Technology	10,428,134	12,487	—

Transportation	634,206	—	—

Utilities and power	2,999,260	—	—

Total Common stocks	61,330,734	12,487	—

Convertible preferred
stocks	—	206,208	—

Investment companies	384,300	—	—

Short-term investments	1,024,161	982,152	—

Totals by level	$62,739,195	$1,200,847	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$(10,461)	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 265

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $569,722 of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $62,986,049)	$62,915,881

Affiliated issuers (identified cost $1,024,161) (Note 6)	1,024,161

Cash	17,845

Dividends, interest and other receivables	84,817

Receivable for investor servicing fees (Note 2)	682

Receivable for investments sold	899,996

Total assets	64,943,382

Liabilities

Payable for variation margin (Note 1)	5,579

Payable for investments purchased	939,341

Payable for shares of the fund repurchased	41,182

Payable for compensation of Manager (Note 2)	74,816

Payable for custodian fees (Note 2)	11,793

Payable for Trustee compensation and expenses (Note 2)	61,994

Payable for administrative services (Note 2)	1,193

Payable for distribution fees (Note 2)	8,113

Collateral on securities loaned, at value (Note 1)	588,130

Other accrued expenses	48,530

Total liabilities	1,780,671
Net assets	$63,162,711

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$150,738,778

Undistributed net investment income (Note 1)	434,798

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(87,930,240)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(80,625)

Total — Representing net assets applicable
to capital shares outstanding	$63,162,711

Computation of net asset value Class IA

Net Assets	$24,117,024

Number of shares outstanding	2,803,399

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$8.60

Computation of net asset value Class IB

Net Assets	$39,045,687

Number of shares outstanding	4,541,389

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$8.60

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $221)	$699,754

Interest (including interest income of $338 from
investments in affiliated issuers) (Note 6)	6,045

Securities lending	43

Total investment income	705,842

Expenses

Compensation of Manager (Note 2)	190,920

Investor servicing fees (Note 2)	8,679

Custodian fees (Note 2)	10,159

Trustee compensation and expenses (Note 2)	14,025

Administrative services (Note 2)	10,585

Distribution fees — Class IB (Note 2)	45,497

Auditing	23,383

Other	31,233

Fees waived and reimbursed by Manager (Note 2)	(53,377)

Total expenses	281,104
Expense reduction (Note 2)	(7,944)

Net expenses	273,160
Net investment income	432,682
Net realized loss on investments (Notes 1 and 3)	(16,066,696)

Net increase from payments by affiliates (Note 2)	4,046

Net realized loss on futures contracts (Note 1)	(151,849)

Net realized gain on foreign currency transactions (Note 1)	25,769

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	34,700

Net unrealized appreciation of investments and futures
contracts during the period	20,657,184

Net gain on investments	4,503,154
Net increase in net assets resulting from operations	$4,935,836

Statement of changes in net assets

	Putnam VT
	Research Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$432,682	$927,282

Net realized loss on investments and
foreign currency transactions	(16,188,730)	(30,669,631)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	20,691,884	(15,793,587)

Net increase (decrease) in net assets
resulting from operations	4,935,836	(45,535,936)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(375,638)	(561,720)

Class IB	(460,572)	(628,452)

Decrease from capital share transactions
(Note 4)	(4,827,868)	(26,864,991)

Total decrease in net assets	(728,242)	(73,591,099)

Net assets:

Beginning of period	63,890,953	137,482,052

End of period (including undistributed
net investment income of $434,798 and
$838,326, respectively)	$63,162,711	$63,890,953

* Unaudited

The accompanying notes are an integral part of these financial statements.

266 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Research Fund (Class IA)

6/30/09†	$8.03	.06	.64 h	.70	(.13)	(.13)	$8.60	9.07*h	$24,117	.40*	.81*	86.81*

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422.80		1.08	131.45

12/31/07	13.19	.13	(.02)	.11	(.09)	(.09)	13.21	.83	54,436.79		.93	79.54

12/31/06	11.91	.08	1.30	1.38	(.10)	(.10)	13.19	11.63	72,929.81		.62	88.33

12/31/05	11.44	.08 f	.51	.59	(.12)	(.12)	11.91	5.26 f	87,728.79		.71 f	94.51

12/31/04	10.63	.11 g	.72	.83	(.02)	(.02)	11.44	7.79	110,116.80		1.05 g	106.08

Putnam VT Research Fund (Class IB)

6/30/09†	$8.00	.05	.65 h	.70	(.10)	(.10)	$8.60	8.98*h	$39,046	.52*	.68*	86.81*

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05	.83	131.45

12/31/07	13.12	.09	(.02)	.07	(.05)	(.05)	13.14	.56	83,046	1.04	.68	79.54

12/31/06	11.84	.05	1.30	1.35	(.07)	(.07)	13.12	11.41	104,891	1.06	.37	88.33

12/31/05	11.38	.05 f	.50	.55	(.09)	(.09)	11.84	4.92 f	114,612	1.04	.47 f	94.51

12/31/04	10.58	.09 g	.71	.80	—	—	11.38	7.56	126,286	1.05	.82 g	106.08

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.09%

12/31/08	0.07

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class IA and class IB shares.

g Reflects a special dividend received by the fund which amounted to $0.04 per share and 0.34% of average net assets for class IA and class IB shares.

h Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009. Without this payment, total returns for the six months ended June 30, 2009 for Class IA and Class IB shares would have been 8.31% and 8.10%, respectively.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 267

Putnam VT Small Cap Value Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $8.63	Class IB: $8.57

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares*

6 months	2.87%	2.76%

1 year	–27.49	–27.68

5 years	–21.58	–22.55
Annualized	–4.75	–4.98

10 years	49.22	45.73
Annualized	4.08	3.84

Life	63.99	60.16
Annualized	4.99	4.74

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

*Class inception date: April 30, 1999.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

Small-cap value stocks experienced significant volatility during the first quarter of 2009 before rebounding strongly. Equity investors who had been extremely risk-averse in 2008 and the first months of the period rediscovered their risk appetites in March, sending prices of small caps soaring. Although the small-cap market finished the six-month period ended June 30, 2009, in negative territory, Putnam VT Small Cap Value Fund’s class IA shares returned 2.87% at net asset value.

In terms of positioning, the fund’s management uses a bottom-up approach to investing in equities and focuses on stocks that exhibit high-quality, attractive valuation and have an underlying positive catalyst for change. With volatility high during the period, the fund held a broad range of stocks across industries and sectors. During the period, the fund maintained relatively neutral sector weightings, with two exceptions: a significant underweight to financials and a sizable overweight to information technology. Both moves benefited fund performance.

With regard to specific securities, Brocade Communication Systems, a network and data systems company, was the fund’s top performer. The company signed a new distribution deal with IBM during the period, and Brocade’s shares rallied. Likewise, Health Management Associates, a hospital operator, reported better-than-expected first-quarter earnings, and its shares rose on the news. Gevity HR, a human resources outsourcing firm, agreed to be taken private by TriNet Group for $4 per share, which made a solid profit for the fund.

On the down side, Spartan Stores, a food wholesaler in Michigan and Indiana, was the fund’s biggest detractor from performance. Poor first-quarter results and concerns about the region’s economic health drove the stock price lower during the period. Prestige Brands Holdings, a health and personal products manufacturer, reported that its fiscal third-quarter profit fell sharply because of stagnant sales and increased costs. Shares of American Axle & Manufacturing, a manufacturer of automotive drive-train components, fell on concerns surrounding the viability of the U.S. auto industry and its potential impact on the company’s sales. Positions in both Prestige Brands Holdings and American Axle & Manufacturing were eliminated by period-end.

While volatility in the small-cap asset class has remained high, management believes the list of possible positive catalysts is growing. Historically, tightening credit spreads have been a leading indicator of strong performance in small caps. While credit spreads currently remain at all-time highs, they have been contracting somewhat. Additionally, small-cap stocks (particularly small-cap value stocks) tend to outperform following bear markets,which could be positive for the fund. Lastly, the thawing in the credit markets continues, which could lead to an uptick in merger and acquisition activity, as depressed valuations make small-cap stocks attractive acquisition targets.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Current and future portfolio holdings are subject to risk.

268 Putnam VT Small Cap Value Fund

Your fund’s managers

Edward Shadek is Head of Small and Mid Cap Equities at Putnam. He has been in the investment industry since he first joined Putnam in 1987.

Eric Harthun is a Portfolio Manager at Putnam. A CFA charterholder, he joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s managers may also manage other other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Small Cap Value Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.78	$6.03	$4.76	$6.01

Ending value (after expenses)	$1,028.70	$1,027.60	$1,020.08	$1,018.84

Annualized expense ratio	0.95%	1.20%	0.95%	1.20%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. During all or a portion of the period, the fund limited expenses; had it not done so, expenses would have been higher.

Putnam VT Small Cap Value Fund 269

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (95.8%)*	Shares	Value

Aerospace and defense (1.2%)
Innovative Solutions & Support, Inc.	183,921	$822,127

Orbital Sciences Corp. †	42,800	649,276

Teledyne Technologies, Inc. †	38,500	1,260,875

		2,732,278
Airlines (1.2%)
Copa Holdings SA Class A (Panama)	45,300	1,849,146

SkyWest, Inc.	89,200	909,840

		2,758,986
Banking (6.8%)
Boston Private Financial Holdings, Inc.	9,174	41,102

City National Corp.	25,500	939,165

Columbia Banking Systems, Inc.	42,200	431,706

ESSA Bancorp, Inc.	56,570	773,312

First Citizens BancShares, Inc. Class A	14,400	1,924,560

First Community Bancshares Inc.	113,900	1,462,476

First Financial Bancorp	145,700	1,095,664

NewAlliance Bancshares, Inc.	117,400	1,350,100

PacWest Bancorp	83,800	1,102,808

Seacoast Banking Corp. of Florida S	55,000	133,650

Sterling Bancshares, Inc.	255,453	1,617,017

SVB Financial Group †	51,100	1,390,942

Trustmark Corp.	49,539	957,093

UMB Financial Corp.	37,300	1,417,773

United Financial Bancorp, Inc.	18,297	252,865

Whitney Holding Corp.	51,800	474,488

		15,364,721
Biotechnology (0.2%)
American Oriental Bioengineering, Inc.
(China) † S	93,600	495,144

		495,144
Chemicals (1.5%)
Omnova Solutions, Inc. †	335,300	1,093,078

RPM, Inc.	77,400	1,086,696

Solutia, Inc. †	195,000	1,123,200

		3,302,974
Commercial and consumer services (1.0%)
Alliance Data Systems Corp. † S	43,600	1,795,884

Deluxe Corp.	42,000	538,020

		2,333,904
Communications equipment (3.0%)
ADC Telecommunications, Inc. † S	119,900	954,404

ARRIS Group, Inc. † S	148,371	1,804,191

F5 Networks, Inc. † S	46,500	1,608,435

Netgear, Inc. †	95,900	1,381,919

Tellabs, Inc. †	182,400	1,045,152

		6,794,101
Computers (3.4%)
Acme Packet, Inc. †	120,800	1,222,496

Brocade Communications Systems, Inc. †	276,500	2,162,230

Ixia †	184,830	1,245,754

Monotype Imaging Holdings, Inc. †	137,746	938,050

SMART Modular Technologies WWH, Inc. †	535,934	1,216,570

TeleCommunication Systems, Inc. Class A †	121,000	860,310

		7,645,410
Construction (0.6%)
Quanex Building Products Corp.	125,200	1,404,744

		1,404,744

COMMON STOCKS (95.8%)* cont.	Shares	Value

Consumer goods (1.6%)
Elizabeth Arden, Inc. †	98,246	$857,688

Energizer Holdings, Inc. †	24,600	1,285,104

Newell Rubbermaid, Inc.	134,600	1,401,186

		3,543,978
Consumer services (1.2%)
Brink’s Co. (The)	54,800	1,590,844

Stamps.com, Inc. †	129,100	1,094,768

		2,685,612
Distribution (0.5%)
Spartan Stores, Inc.	87,900	1,090,839

		1,090,839
Electric utilities (4.9%)
Avista Corp.	142,100	2,530,801

Central Vermont Public Service Corp.	68,900	1,247,090

Great Plains Energy, Inc.	140,900	2,190,995

UIL Holdings Corp.	94,400	2,119,280

UniSource Energy Corp.	110,300	2,927,362

		11,015,528
Electrical equipment (0.6%)
WESCO International, Inc. †	50,800	1,272,032

		1,272,032
Electronics (2.5%)
Benchmark Electronics, Inc. †	66,765	961,416

EnerSys †	87,100	1,584,349

Mellanox Technologies, Ltd. (Israel) †	156,000	1,876,680

TTM Technologies, Inc. †	155,700	1,239,372

		5,661,817
Energy (oil field) (0.7%)
Tidewater, Inc. S	33,600	1,440,432

		1,440,432
Financial (0.7%)
Financial Federal Corp.	44,800	920,640

MGIC Investment Corp. S	162,700	715,880

		1,636,520
Food (1.7%)
Chiquita Brands International, Inc. † S	87,500	897,750

Ruddick Corp.	65,400	1,532,322

Weiss Markets, Inc.	38,600	1,293,872

		3,723,944
Forest products and packaging (2.6%)
Grief, Inc. Class A	42,600	1,883,772

Rock-Tenn Co. Class A	58,500	2,232,360

Universal Forest Products, Inc.	53,800	1,780,242

		5,896,374
Gaming and lottery (1.4%)
Bally Technologies, Inc. †	82,200	2,459,424

Scientific Games Corp. Class A †	49,100	774,307

		3,233,731
Health-care services (2.4%)
AMERIGROUP Corp. †	36,700	985,395

AMN Healthcare Services, Inc. †	69,082	440,743

Health Management Associates, Inc. Class A †	303,850	1,501,019

Hooper Holmes, Inc. †	55,694	24,505

IPC The Hospitalist Co., Inc. †	41,700	1,112,973

Lincare Holdings, Inc. †	56,100	1,319,472

		5,384,107
Homebuilding (0.4%)
M/I Schottenstein Homes, Inc.	82,800	810,612

		810,612
Household furniture and appliances (0.3%)
Conn’s, Inc. † S	54,900	686,250

		686,250

270 Putnam VT Small Cap Value Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value

Insurance (6.9%)
American Equity Investment Life Holding Co.	135,496	$756,068

Arch Capital Group, Ltd. †	28,600	1,675,388

Assured Guaranty, Ltd. (Bermuda) S	52,300	647,474

Endurance Specialty Holdings, Ltd. (Bermuda)	49,500	1,450,350

FBL Financial Group, Inc. Class A	39,805	328,789

Hanover Insurance Group, Inc. (The)	83,500	3,182,185

HCC Insurance Holdings, Inc.	54,800	1,315,748

Infinity Property & Casualty Corp.	43,900	1,600,594

IPC Holdings, Ltd. (Bermuda)	48,714	1,331,841

Navigators Group, Inc. †	46,400	2,061,552

Reinsurance Group of America, Inc. Class A	29,800	1,040,318

		15,390,307
Investment banking/Brokerage (3.8%)
E*Trade Financial Corp. †	392,800	502,784

Evercore Partners, Inc. Class A	60,200	1,182,328

GFI Group, Inc.	167,614	1,129,718

Investment Technology Group, Inc. †	53,700	1,094,943

SWS Group, Inc.	95,497	1,334,093

TradeStation Group, Inc. †	239,600	2,027,016

Waddell & Reed Financial, Inc. Class A	51,400	1,355,418

		8,626,300
Machinery (2.2%)
Applied Industrial Technologies, Inc.	49,900	983,030

Chart Industries, Inc. †	57,300	1,041,714

H&E Equipment Services, Inc. †	101,315	947,295

Middleby Corp. (The) †	45,200	1,985,184

		4,957,223
Manufacturing (1.8%)
General Cable Corp. † S	58,663	2,204,556

Robbins & Myers, Inc.	45,000	866,250

Thomas & Betts Corp. †	35,000	1,010,100

		4,080,906
Medical technology (2.3%)
Conmed Corp. †	57,800	897,056

Cutera, Inc. †	146,180	1,260,072

Palomar Medical Technologies, Inc. †	120,200	1,762,132

PetMed Express, Inc. †	85,300	1,282,059

		5,201,319
Metal fabricators (0.6%)
USEC, Inc. † S	232,610	1,237,485

		1,237,485
Metals (1.1%)
Century Aluminum Co. † S	130,600	813,638

Thompson Creek Metals Co., Inc. (Canada) †	167,400	1,710,828

		2,524,466
Natural gas utilities (2.2%)
Energen Corp.	54,000	2,154,600

Southwest Gas Corp.	120,900	2,685,189

		4,839,789
Oil and gas (3.8%)
Approach Resources, Inc. †	122,100	842,490

Cabot Oil & Gas Corp. Class A	36,916	1,131,106

Carrizo Oil & Gas, Inc. † S	36,362	623,608

Penn Virginia Corp.	63,700	1,042,769

Petroquest Energy, Inc. †	174,783	644,949

Pioneer Drilling Co. †	122,627	587,383

Rex Energy Corp. †	231,400	1,318,980

Rosetta Resources, Inc. †	98,800	864,500

St. Mary Land & Exploration Co.	74,860	1,562,328

		8,618,113

COMMON STOCKS (95.8%)* cont.	Shares	Value

Pharmaceuticals (2.2%)
Noven Pharmaceuticals, Inc. †	68,195	$975,189

Owens & Minor, Inc.	41,300	1,809,766

Par Pharmaceutical Cos., Inc. †	92,200	1,396,830

Questcor Pharmaceuticals, Inc. †	147,700	738,500

		4,920,285
Real estate (6.7%)
Chimera Investment Corp. R	556,000	1,940,440

DCT Industrial Trust, Inc. R	271,900	1,109,352

DiamondRock Hospitality Co. R	183,070	1,146,018

Digital Realty Trust, Inc. R S	13,700	491,145

Douglas Emmett, Inc. R	50,400	453,096

Essex Property Trust, Inc. R	14,000	871,220

Getty Realty Corp. R	67,001	1,264,309

Healthcare Realty Trust, Inc. R	36,600	615,978

LaSalle Hotel Properties R	77,400	955,116

Macerich Co. (The) R S	29,056	511,676

MFA Mortgage Investments, Inc. R	230,650	1,596,098

National Health Investors, Inc. R	36,200	966,902

National Retail Properties, Inc. R	23,400	405,990

Realty Income Corp. R S	20,700	453,744

SL Green Realty Corp. R S	16,200	371,628

Tanger Factory Outlet Centers R	17,800	577,254

Taubman Centers, Inc. R S	47,300	1,270,478

		15,000,444
Restaurants (0.3%)
Domino’s Pizza, Inc. †	95,405	714,583

		714,583
Retail (7.8%)
AnnTaylor Stores Corp. †	112,700	899,346

Coldwater Creek, Inc. †	142,400	862,944

Dress Barn, Inc. † S	85,400	1,221,220

Haverty Furniture Cos., Inc.	63,700	582,855

Herbalife, Ltd. (Cayman Islands)	64,900	2,046,946

Iconix Brand Group, Inc. †	131,500	2,022,470

Jos. A. Bank Clothiers, Inc. †	44,700	1,540,362

NBTY, Inc. †	27,600	776,112

OfficeMax, Inc.	196,600	1,234,648

Pier 1 Imports, Inc. †	679,815	1,352,832

School Specialty, Inc. †	58,017	1,172,524

Stage Stores, Inc.	93,050	1,032,855

Steven Madden, Ltd. †	63,800	1,623,710

Timberland Co. (The) Class A †	84,400	1,119,988

		17,488,812
Schools (1.1%)
Career Education Corp. †	67,300	1,675,097

Lincoln Educational Services Corp. †	41,700	872,781

		2,547,878
Semiconductor (2.0%)
Atmel Corp. †	372,100	1,387,933

Cymer, Inc. †	48,440	1,440,121

GSI Group, Inc. †	158,287	155,121

Micrel, Inc.	109,200	799,344

Ultra Clean Holdings, Inc. †	337,764	810,634

		4,593,153
Shipping (0.4%)
Atlas Air Worldwide Holdings, Inc. †	36,138	838,040

		838,040
Software (0.4%)
S1 Corp. †	135,900	937,710

		937,710

Putnam VT Small Cap Value Fund 271

COMMON STOCKS (95.8%)* cont.	Shares	Value

Technology (1.3%)
CACI International, Inc. Class A †	45,900	$1,960,389

Tech Data Corp. †	32,000	1,046,720

		3,007,109
Technology services (1.9%)
BancTec, Inc. 144A †	152,299	1,058,478

CSG Systems International, Inc. †	65,600	868,544

United Online, Inc.	363,700	2,367,687

		4,294,709
Telecommunications (4.4%)
Ceragon Networks, Ltd. (Israel) †	206,100	1,366,443

DigitalGlobe, Inc. †	55,420	1,064,064

Earthlink, Inc. †	209,043	1,549,009

NeuStar, Inc. Class A †	69,200	1,533,472

Novatel Wireless, Inc. †	163,400	1,473,868

NTELOS Holdings Corp.	33,700	620,754

Oplink Communications, Inc. †	204,500	2,331,300

		9,938,910
Textiles (0.9%)
American Apparel, Inc. † S	89,149	324,502

Phillips-Van Heusen Corp.	58,400	1,675,496

		1,999,998
Toys (0.1%)
RC2 Corp. †	13,756	181,992

		181,992
Trucks and parts (0.6%)
ATC Technology Corp. †	87,500	1,268,750

		1,268,750
Waste Management (0.6%)
EnergySolutions, Inc.	156,900	1,443,480

		1,443,480
Total common stocks (cost $215,207,564)		$215,565,799

INVESTMENT COMPANIES (0.8%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	213,263	$1,782,879

Total investment companies (cost $2,205,580)		$1,782,879

SHORT-TERM INVESTMENTS (10.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	6,931,918	$6,931,918

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d	$16,864,419	16,863,848

Total short-term investments (cost $23,795,766)		$23,795,766
Total investments (cost $241,208,910)		$241,144,444

* Percentages indicated are based on net assets of $224,957,596.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$13,128,558	$—	$—

Capital goods	16,992,154	—	—

Communication
services	9,938,910	—	—

Consumer cyclicals	16,353,780	—	—

Consumer staples	24,688,353	—	—

Energy	10,058,545	—	—

Financial	56,018,292	—	—

Health care	16,000,855	—	—

Technology	31,875,531	1,058,478	—

Transportation	3,597,026	—	—

Utilities and power	15,855,317	—	—

Total common stocks	214,507,321	1,058,478	—

Investment companies	1,782,879	—	—

Short-term investments	6,931,918	16,863,848	—

Totals by level	$223,222,118	$17,922,326	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

272 Putnam VT Small Cap Value Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $16,360,120 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $234,276,992)	$234,212,526

Affiliated issuers (identified cost $6,931,918) (Note 6)	6,931,918

Dividends, interest and other receivables	249,568

Receivable for shares of the fund sold	20,908

Receivable for investments sold	4,147,606

Receivable for investor servicing fees (Note 2)	7,528

Total assets	245,570,054

Liabilities

Payable to custodian (Note 2)	14,996

Payable for investments purchased	2,969,225

Payable for shares of the fund repurchased	117,063

Payable for compensation of Manager (Note 2)	422,683

Payable for custodian fees (Note 2)	19,269

Payable for Trustee compensation and expenses (Note 2)	75,926

Payable for administrative services (Note 2)	1,482

Payable for distribution fees (Note 2)	35,272

Collateral on securities loaned, at value (Note 1)	16,863,848

Other accrued expenses	92,694

Total liabilities	20,612,458

Net assets	$224,957,596

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$340,782,222

Undistributed net investment income (Note 1)	854,650

Accumulated net realized loss on investments (Note 1)	(116,614,810)

Net unrealized depreciation of investments	(64,466)

Total — Representing net assets applicable to
capital shares outstanding	$224,957,596

Computation of net asset value Class IA

Net Assets	$55,240,909

Number of shares outstanding	6,404,587

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.63

Computation of net asset value Class IB

Net Assets	$169,716,687

Number of shares outstanding	19,808,861

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.57

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $2,357)	$1,759,784

Interest (including interest income of $8,468 from investments
in affiliated issuers) (Note 6)	35,583

Securities lending	8,012

Total investment income	1,803,379

Expenses

Compensation of Manager (Note 2)	809,977

Investor servicing fees (Note 2)	30,014

Custodian fees (Note 2)	18,492

Trustee compensation and expenses (Note 2)	17,170

Administrative services (Note 2)	13,061

Distribution fees — Class IB (Note 2)	189,070

Other	113,343

Fees waived and reimbursed by Manager (Note 2)	(41,872)

Total expenses	1,149,255

Expense reduction (Note 2)	(32,562)

Net expenses	1,116,693

Net investment income	686,686

Net realized loss on investments (Notes 1 and 3)	(85,266,273)

Net unrealized appreciation of investments during the period	88,733,366

Net gain on investments	3,467,093

Net increase in net assets resulting from operations	$4,153,779

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 273

Statement of changes in net assets

	Putnam VT
	Small Cap Value Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$686,686	$5,213,845

Net realized loss on investments	(85,266,273)	(27,978,844)

Net unrealized appreciation (depreciation)
of investments	88,733,366	(142,010,268)

Net increase (decrease) in net assets
resulting from operations	4,153,779	(164,775,267)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,212,994)	(2,340,756)

Class IB	(2,931,926)	(4,494,065)

Net realized short-term gain
on investments

Class IA	—	(849,843)

Class IB	—	(2,092,772)

From net realized long-term gain
on investments

Class IA	—	(25,968,469)

Class IB	—	(63,948,399)

Increase (decrease) from capital share
transactions (Note 4)	(1,903,097)	15,490,996

Total decrease in net assets	(1,894,238)	(248,978,575)

Net assets:

Beginning of period	226,851,834	475,830,409

End of period (including undistributed
net investment income of $854,650 and
$4,312,884, respectively)	$224,957,596	$226,851,834

* Unaudited

The accompanying notes are an integral part of these financial statements.

274 Putnam VT Small Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT Small Cap Value Fund (Class IA)

6/30/09†	$8.62	.03	.17	.20	(.19)	—	(.19)	$8.63	2.87*	$55,241	.47*	.43*	53.36*

12/31/08	18.96	.21	(6.31)	(6.10)	(.34)	(3.90)	(4.24)	8.62	(39.26)	61,459.92		1.63	57.69

12/31/07	24.49	.25	(2.85)	(2.60)	(.19)	(2.74)	(2.93)	18.96	(12.44)	149,405.87		1.11	58.64

12/31/06	23.11	.19	3.74	3.93	(.13)	(2.42)	(2.55)	24.49	17.57	251,511.85		.82	61.25

12/31/05	22.95	.14 f	1.41	1.55	(.09)	(1.30)	(1.39)	23.11	7.30	291,615.84		.62 f	42.50

12/31/04	18.23	.09	4.73	4.82	(.10)	—	(.10)	22.95	26.54	348,938.87		.48	39.27

Putnam VT Small Cap Value Fund (Class IB)

6/30/09†	$8.53	.02	.17	.19	(.15)	—	(.15)	$8.57	2.76*	$169,717	.59*	.30*	53.36*

12/31/08	18.76	.18	(6.24)	(6.06)	(.27)	(3.90)	(4.17)	8.53	(39.39)	165,393	1.17	1.40	57.69

12/31/07	24.27	.18	(2.81)	(2.63)	(.14)	(2.74)	(2.88)	18.76	(12.67)	326,425	1.12	.78	58.64

12/31/06	22.93	.14	3.70	3.84	(.08)	(2.42)	(2.50)	24.27	17.29	726,489	1.10	.59	61.25

12/31/05	22.79	.09 f	1.39	1.48	(.04)	(1.30)	(1.34)	22.93	7.03	552,682	1.09	.40 f	42.50

12/31/04	18.12	.05	4.69	4.74	(.07)	—	(.07)	22.79	26.22	475,639	1.12	.23	39.27

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2).

Percentage of average net assets

6/30/09	0.02%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and IB for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 275

Putnam VT Vista Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $9.17	Class IB: $8.97

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	8.10%	7.94%

1 year	–37.37	–37.54

5 years	–19.12	–20.13
Annualized	–4.16	–4.40

10 years	–30.06	–31.65
Annualized	–3.51	–3.73

Life	16.11	13.18
Annualized	1.20	1.00

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The past six months presented equity investors with a particularly challenging and turbulent environment. At the beginning of the period, the recession in the United States had made investors extremely risk-adverse, and the stock market continued its precipitous decline. In early March, however, the market underwent a complete reversal and stocks mounted a significant rally. During the six-month period ended June 30, 2009, Putnam VT Vista Fund’s class IA shares returned 8.10% at net asset value.

Management’s investment philosophy centers on rigorous fundamental research at both a company-specific level and a macro/sector level. This process led management to shift the portfolio from a defensive position to a more aggressive posture during the second quarter. The result was a significant underweight to consumer staples, considered one of the more defensive market sectors. This limited exposure, combined with prudent stock selection, made the sector one of the best relative performers for the fund. A number of missed opportunities in the health-care and technology sectors, however, made those areas net detractors from the fund’s relative returns.

Turning to individual securities, Weatherford International, the oil and gas services company, was a top performer. The company posted strong performance in its international business units, and market sentiment turned increasingly positive on its Russian oil field acquisition. Brocade Communications, the network technology company, also helped performance. Shares rose following IBM’s announcement that it would begin selling switches and routers made by Foundry Networks, which Brocade acquired in late 2008, and the holding was sold for a profit by the end of the period.

Sequenom was among the fund’s largest detractors. Shares of the biotech company declined following news that the launch of its new test for Down syndrome would be delayed. CIT Group was another holding that detracted from returns. The financing company is a major lender to small and midsize businesses and relies heavily on the short-term debt markets for funding. When those markets seized up in late 2008 and early 2009, the company’s financial condition deteriorated, triggering a downgrade by Standard & Poor’s and further declines in the stock price. Both holdings were sold prior to period-end.

The concerted actions of governments worldwide have gone a long way to fill the void in demand created by the consumer-spending pull-back. Although the market still has room for improvement, concerns remain about what happens when governments stop infusing money. Management will continue to look for signs that corporate business prospects are improving and, if none emerge, it is prepared to resume a more defensive positioning in the fund. Management believes that global growth will continue to dominate in the years ahead as developing countries and regions — such as China, India, Brazil, and the Middle East — move into an industrialization phase. The fund will continue to look for growth investments in companies that are positioned to meet the increased demand from abroad, focusing on U.S.-domiciled companies as well as foreign-based firms. These investments can be volatile on a short-term basis but over a longer period of time, they will prove to be the source of many growth-investing opportunities.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future holdings are subject to risk.

276 Putnam VT Vista Fund

Your fund’s manager

Raymond Haddad is a Portfolio Manager at Putnam. He joined Putnam in 2000 and has been in the investment industry since 1997.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Vista Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.23	$5.52	$4.11	$5.36

Ending value (after expenses)	$1,081.00	$1,079.40	$1,020.73	$1,019.49

Annualized expense ratio	0.82%	1.07%	0.82%	1.07%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Vista Fund 277

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (93.4%)*	Shares	Value

Aerospace and defense (0.5%)
Rockwell Collins, Inc.	18,400	$767,832

		767,832
Automotive (0.1%)
Copart, Inc. †	3,676	127,447

		127,447
Banking (0.4%)
First Horizon National Corp.	50,484	605,808

		605,808
Basic materials (0.6%)
Lundin Mining Corp. (Canada) †	342,300	987,177

		987,177
Biotechnology (1.0%)
Affymetrix, Inc. †	225,800	1,338,994

Dendreon Corp. † S	16,800	417,480

		1,756,474
Broadcasting (0.5%)
Discovery Communications, Inc. Class A †	34,010	766,926

		766,926
Cable television (0.7%)
DISH Network Corp. Class A †	74,400	1,206,024

		1,206,024
Chemicals (3.0%)
CF Industries Holdings, Inc.	20,200	1,497,628

FMC Corp.	19,276	911,755

Intrepid Potash, Inc. † S	90,200	2,532,816

		4,942,199
Coal (0.9%)
Alpha Natural Resources, Inc. †	56,100	1,473,747

		1,473,747
Commercial services (0.1%)
Companhia Brasileira de Meios de
Pagamento 144A (Brazil)	18,500	159,141

		159,141
Commercial and consumer services (2.9%)
Alliance Data Systems Corp. † S	38,500	1,585,815

Corporate Executive Board Co. (The)	60,051	1,246,659

Sotheby’s Holdings, Inc. Class A	142,300	2,007,853

		4,840,327
Communications equipment (2.9%)
ADC Telecommunications, Inc. † S	156,732	1,247,587

CIENA Corp. † S	138,200	1,430,370

F5 Networks, Inc. †	26,100	902,799

Tellabs, Inc. †	228,100	1,307,013

		4,887,769
Computers (Networking) (—%)
LogMeIn, Inc. †	1,300	20,800

		20,800
Conglomerates (0.9%)
SPX Corp.	32,200	1,576,834

		1,576,834
Consumer (1.7%)
Harman International Industries, Inc.	83,300	1,566,040

Tiffany & Co.	48,600	1,232,496

		2,798,536
Consumer finance (0.9%)
SLM Corp. † S	142,000	1,458,340

		1,458,340
Electrical equipment (0.6%)
WESCO International, Inc. †	39,100	979,064

		979,064
Electronics (6.0%)
Advanced Micro Devices, Inc. † S	562,400	2,176,488

Garmin, Ltd. S	57,736	1,375,272

International Rectifier Corp. †	128,042	1,896,302

COMMON STOCKS (93.5%)* cont.	Shares	Value

Electronics cont.
MEMC Electronic Materials, Inc. †	66,300	$1,180,803

NVIDIA Corp. † S	62,900	710,141

SanDisk Corp. † S	93,900	1,379,391

Zoran Corp. †	109,242	1,190,738

		9,909,135
Energy (oil field) (3.2%)
Hercules Offshore, Inc. †	148,311	588,795

Smith International, Inc.	59,400	1,529,550

Weatherford International, Ltd. †	164,700	3,221,532

		5,339,877
Energy (other) (0.6%)
JA Solar Holdings Co., Ltd. ADR (China) † S	246,300	1,157,610

		1,157,610
Engineering and construction (4.0%)
Fluor Corp. S	26,800	1,374,572

KBR, Inc.	155,500	2,867,420

McDermott International, Inc. †	117,500	2,386,425

		6,628,417
Environmental (0.8%)
Duoyuan Global Water, Inc. ADR (China) †	14,006	340,066

Nalco Holding Co.	57,600	969,984

		1,310,050
Financial (1.6%)
CME Group, Inc. S	8,400	2,613,324

		2,613,324
Forest products and packaging (0.9%)
Sino-Forest Corp. (Canada) †	142,000	1,515,840

		1,515,840
Gaming and lottery (1.4%)
International Game Technology S	143,350	2,279,265

		2,279,265
Health-care services (3.3%)
Charles River Laboratories
International, Inc. †	36,200	1,221,750

CIGNA Corp.	86,200	2,076,558

Covance, Inc. †	18,600	915,120

Coventry Health Care, Inc. †	63,300	1,184,343

		5,397,771
Homebuilding (0.5%)
Lennar Corp. S	84,100	814,929

		814,929
Insurance (0.4%)
Manulife Financial Corp. (Canada)	34,500	598,575

		598,575
Investment banking/Brokerage (3.4%)
Blackstone Group LP (The)	146,377	1,542,814

GLG Partners, Inc. S	227,200	929,248

Invesco, Ltd.	92,900	1,655,478

TD Ameritrade Holding Corp. †	82,700	1,450,558

		5,578,098
Lodging/Tourism (1.3%)
Starwood Hotels & Resorts Worldwide, Inc. S	53,000	1,176,600

Wyndham Worldwide Corp.	87,733	1,063,324

		2,239,924
Machinery (2.4%)
AGCO Corp. †	50,800	1,476,756

Joy Global, Inc.	69,932	2,497,971

		3,974,727
Manufacturing (2.1%)
Flowserve Corp.	18,400	1,284,504

General Cable Corp. †	20,400	766,632

Shaw Group, Inc. †	51,300	1,406,133

		3,457,269

278 Putnam VT Vista Fund

COMMON STOCKS (93.5%)* cont.	Shares	Value

Media (0.7%)
Virgin Media, Inc.	116,700	$1,091,145

		1,091,145
Medical technology (5.9%)
Hologic, Inc. †	116,500	1,657,795

IDEXX Laboratories, Inc. † S	28,300	1,307,460

Kinetic Concepts, Inc. † S	77,100	2,100,975

Mettler-Toledo International, Inc. †	17,700	1,365,555

Patterson Cos., Inc. †	45,219	981,252

PerkinElmer, Inc.	73,200	1,273,680

St. Jude Medical, Inc. †	28,600	1,175,460

		9,862,177
Metals (7.3%)
Agnico-Eagle Mines, Ltd. (Canada)	51,076	2,680,468

Cameco Corp. (Canada)	49,400	1,264,640

Commercial Metals Co. S	92,500	1,482,775

Steel Dynamics, Inc.	147,508	2,172,793

Thompson Creek Metals Co., Inc. (Canada) †	172,900	1,767,038

United States Steel Corp.	79,100	2,827,034

		12,194,748
Oil and gas (5.2%)
Anadarko Petroleum Corp.	27,000	1,225,530

Cabot Oil & Gas Corp. Class A	54,500	1,669,880

Chesapeake Energy Corp. S	39,400	781,302

Continental Resources, Inc. †	40,000	1,110,000

PetroHawk Energy Corp. †	59,845	1,334,544

Range Resources Corp.	17,400	720,534

Rex Energy Corp. †	321,375	1,831,838

		8,673,628
Pharmaceuticals (0.5%)
Medicis Pharmaceutical Corp. Class A	53,400	871,488

		871,488
Power producers (1.6%)
Dynegy, Inc. Class A †	494,000	1,121,380

NRG Energy, Inc. †	60,700	1,575,772

		2,697,152
Real estate (2.1%)
AMB Property Corp. R	53,200	1,000,692

Jones Lang LaSalle, Inc.	17,561	574,772

Liberty Property Trust R	30,800	709,632

Yanlord Land Group, Ltd. (Singapore)	721,000	1,130,866

		3,415,962
Regional Bells (1.2%)
Qwest Communications International, Inc. S	466,500	1,935,975

		1,935,975
Retail (3.2%)
CarMax, Inc. †	56,336	828,139

Foot Locker, Inc.	39,300	411,471

Macy’s, Inc.	51,217	602,312

Nordstrom, Inc.	69,800	1,388,322

Saks, Inc. † S	312,400	1,383,932

Talbots, Inc. S	121,500	656,100

		5,270,276
Schools (0.9%)
Career Education Corp. †	62,400	1,553,136

		1,553,136
Semiconductor (1.3%)
Maxim Integrated Products, Inc.	136,408	2,140,242

		2,140,242
Shipping (0.3%)
Kirby Corp. † S	14,700	467,313

		467,313

COMMON STOCKS (93.5%)* cont.			Shares	Value

Software (5.8%)
Autodesk, Inc. †			127,900	$2,427,542

Cadence Design Systems, Inc. †			192,689	1,136,865

Citrix Systems, Inc. † S			44,000	1,403,160

Electronic Arts, Inc. †			64,000	1,390,080

Red Hat, Inc. †			84,451	1,699,999

THQ, Inc. †			223,956	1,603,525

				9,661,171
Technology services (3.6%)
Baidu, Inc. ADR (China) †			6,400	1,926,975

Fair Isaac Corp.			44,200	683,332

Sohu.com, Inc. (China) † S			28,800	1,809,503

Total Systems Services, Inc.			63,900	855,621

VeriSign, Inc. † S			37,700	696,696

				5,972,127
Telecommunications (2.8%)
EchoStar Corp. Class A †			70,550	1,124,566

Sprint Nextel Corp. †			291,700	1,403,076

ZTE Corp. (China)			627,120	2,170,283

				4,697,925
Tobacco (0.6%)
Lorillard, Inc.			14,500	982,665

				982,665
Trucks and parts (0.8%)
Autoliv, Inc. (Sweden) S			48,200	1,386,713

				1,386,713
Total common stocks (cost $130,303,601)			$155,043,099

INVESTMENT COMPANIES (1.7%)*			Shares	Value

iShares MSCI Brazil Index Fund			31,600	$1,673,852

Morgan Stanley China A Share Fund, Inc. S			35,607	1,127,318

Total investment companies (cost $2,433,399)				$2,801,170

WARRANTS (0.3%)* †	Expiration date	Strike Price	Warrants	Value

Aldar Properties 144A
(United Arab Emirates)	1/12/10	$—	485,194	$504,650

Total warrants (cost $592,907)				$504,650

CONVERTIBLE PREFERRED STOCKS (0.1%)*			Shares	Value

Optisolar, Inc. Ser. B-1, zero % cv. pfd.
(acquired 7/30/08, cost $88,102) (Private) F ‡†			14,210	$88,102

Total convertible preferred stocks (cost $88,102)				$88,102

		Expiration
		date/	Contract
PURCHASED OPTIONS OUTSTANDING (—%)*		strike price	amount	Value

CIT Group, Inc. (Call)		Oct-09/$2.50	370,764	$151,012

Total purchased options outstanding (cost $237,289)				$151,012

SHORT-TERM INVESTMENTS (23.9%)*		Principal amount/shares		Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d		$30,890,762		$30,872,288

Putnam Money Market Liquidity Fund e			8,203,301	8,203,301

U.S. Treasury Bills for effective yields
ranging from 0.49% to 0.62, maturity dates
March 17, 2009.			$209,000	208,316

U.S. Treasury Bills for effective yields
ranging from 0.3084 % to 0.3355, maturity
date Nomvember 19,2009			322,000	321,212

Total short-term investments (cost $39,605,539)				$39,605,117
Total investments (cost $173,260,837)			$198,193,150

Putnam VT Vista Fund 279

* Percentages indicated are based on net assets of $165,928,676.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2009 was $88,102, or less than 0.1% of net assets.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs. On June 30, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $154,628 have been designated as collateral for open options contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $432,255)	Contract	date/
(Unaudited)	amount	strike price	Value

CIT Group, Inc. (Put)	$370,764	Oct-09/$2.50	$298,577

Range Resources Corp. (Call)	17,400	Sep-09/55.00	7,064

Total			$305,641

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$19,639,964	$—	$—

Capital goods	18,504,072	—	—

Communication services	5,669,641	2,170,283	—

Conglomerates	1,576,834	—	—

Consumer cyclicals	20,387,916	—	—

Consumer staples	2,535,801	—	—

Energy	16,644,862	—	—

Financial	13,139,241	1,130,866	—

Health care	17,887,910	—	—

Technology	32,591,244	—	—

Transportation	467,313	—	—

Utilities and power	2,697,152	—	—

Total common stocks	151,741,950	3,301,149	—

Convertible preferred
stocks	—	—	88,102

Investment companies	2,801,170	—	—

Purchased options
outstanding	—	151,012	—

Warrants	—	504,650	—

Short-term investments	8,203,301	31,401,816	—

Totals by level	$162,746,421	$35,358,627	$88,102

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(305,641)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3**	June 30, 2009

Convertible preferred stocks	$—	$—	$—	$—	$—	$88,102	$88,102

Total investments in securities	$—	$—	$—	$—	$—	$88,102	$88,102

** Represents Level 3 securities acquired in merger with Putnam VT OTC & Emerging Growth Fund.

The accompanying notes are an integral part of these financial statements.

280 Putnam VT Vista Fund

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $29,844,590
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $165,057,536)	$189,989,849

Affiliated issuers (identified cost $8,203,301) (Note 6)	8,203,301

Dividends and interest receivable	145,143

Receivable for shares of the fund sold	12,896

Receivable for investments sold	3,446,939

Receivable for investor servicing fees (Note 2)	7,868

Total assets	201,805,996

Liabilities

Payable to custodian (Note 2)	29,941

Payable for investments purchased	4,015,841

Payable for shares of the fund repurchased	122,698

Payable for compensation of Manager (Note 2)	266,037

Payable for custodian fees (Note 2)	22,286

Payable for Trustee compensation and expenses (Note 2)	133,063

Payable for administrative services (Note 2)	1,389

Payable for distribution fees (Note 2)	20,055

Written options outstanding, at value
(premiums received $432,255) (Notes 1 and 3)	305,641

Collateral on securities loaned, at value (Note 1)	30,872,288

Other accrued expenses	88,081

Total liabilities	35,877,320

Net assets	$165,928,676

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 12)	$918,280,429

Distributions in excess of net investment income (Notes 1 and 12)	(63,008)

Accumulated net realized loss on investments and
foreign currency transactions (Notes 1 and 12)	(777,348,384)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies (Note 12)	25,059,639

Total — Representing net assets applicable to
capital shares outstanding	$165,928,676

Computation of net asset value Class IA

Net Assets	$71,747,433

Number of shares outstanding	7,826,259

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$9.17

Computation of net asset value Class IB

Net Assets	$94,181,243

Number of shares outstanding	10,501,939

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$8.97

Statement of operations

Six months ended 6/30/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $7,676)	$733,998

Interest (including interest income of $2,590
from investments in affiliated issuers) (Note 6)	20,228

Securities lending	10,544

Total investment income	764,770

Expenses

Compensation of Manager (Note 2)	487,298

Investor servicing fees (Note 2)	22,190

Custodian fees (Note 2)	9,051

Trustee compensation and expenses (Note 2)	15,385

Administrative services (Note 2)	13,356

Distribution fees — Class IB (Note 2)	106,658

Other	64,328

Total expenses	718,266

Expense reduction (Note 2)	(24,217)

Net expenses	694,049

Net investment income	70,721

Net realized loss on investments (Notes 1 and 3)	(32,113,829)

Net increase from payments by affiliates (Note 2)	12,817

Net realized loss on futures contracts (Note 1)	(990,196)

Net realized loss on foreign currency transactions (Note 1)	(2,314)

Net realized gain on written options (Notes 1 and 3)	421,261

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	712

Net unrealized appreciation of investments, futures and
written options during the period	44,958,111

Net gain on investments	12,286,562

Net increase in net assets resulting from operations	$12,357,283

The accompanying notes are an integral part of these financial statements.

Putnam VT Vista Fund 281

Statement of changes in net assets

	Putnam VT
	Vista Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$70,721	$(172,851)

Net realized loss on investments and
foreign currency transactions	(32,672,261)	(83,208,242)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	44,958,823	(45,138,780)

Net increase (decrease) in net assets
resulting from operations	12,357,283	(128,519,873)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(121,664)	—

Increase in capital from settlement
payment (Note 8)	—	275,551

Increase (decrease) from capital share
transactions (Notes 4 and 12)	15,773,932	(66,569,698)

Total increase (decrease) in net assets	28,009,551	(194,814,020)

Net assets:

Beginning of period	137,919,125	332,733,145

End of period (including distribution inex-
cess of net investment income of $63,008,
and undistributed net investment income
of $81,127, respectively)	$165,928,676	$137,919,125

* Unaudited

The accompanying notes are an integral part of these financial statements.

282 Putnam VT Vista Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Vista Fund (Class IA)

6/30/09†	$8.50	.01	.68	.69	(.02)	(.02)	—	$9.17	8.10*	$71,747	.40*	.12*	172.42*

12/31/08	15.57	.01 e	(7.09)	(7.08)	—	—	.01 g	8.50	(45.41)	57,608	.80 e	.07 e	146.84

12/31/07	14.96	.01 e	.60	.61	—	—	—	15.57	4.08	140,020	.76 e	.03 e	168.62

12/31/06	14.15	— f,e	.81	.81	—	—	—	14.96	5.72	184,895	.80 e	.01 e	98.25

12/31/05	12.58	— f,h,e	1.57	1.57	—	—	—	14.15	12.48	234,261	.74 e	(.01) h,e	71.15

12/31/04	10.58	(.03) e	2.03	2.00	—	—	—	12.58	18.90	260,964	.79 e	(.31) e	93.49

Putnam VT Vista Fund (Class IB)

6/30/09†	$8.31	— f	.66	.66	—	—	—	$8.97	7.94*	$94,181	.53*	(.01)	172.42*

12/31/08	15.26	(.02) e	(6.94)	(6.96)	—	—	.01 g	8.31	(45.54)	80,311	1.05 e	(.18) e	146.84

12/31/07	14.70	(.03) e	.59	.56	—	—	—	15.26	3.81	192,714	1.01 e	(.22) e	168.62

12/31/06	13.94	(.03) e	.79	.76	—	—	—	14.70	5.45	235,531	1.05 e	(.23) e	98.25

12/31/05	12.43	(.03) e,h	1.54	1.51	—	—	—	13.94	12.15	258,209	.99 e	(.25) e,h	71.15

12/31/04	10.48	(.06) e	2.01	1.95	—	—	—	12.43	18.61	258,884	1.04 e	(.56) e	93.49

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

12/31/04	<0.01

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Vista Fund 283

Putnam VT Voyager Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $25.34	Class IB: $25.21

Performance summary

Total return at net asset value
(as of 6/30/09)‡	Class IA shares*	Class IB shares†

6 months	27.67%	27.53%

1 year	–9.94	–10.16

5 years	–1.13	–2.34
Annualized	–0.23	–0.47

10 years	–16.75	–18.64
Annualized	–1.82	–2.04

Life	515.84	492.06
Annualized	8.86	8.66

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ Recent performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The stock market was extremely volatile during the past six months. At the beginning of 2009, amid widespread instability of financial institutions and the credit markets, investors avoided risk-taking, which meant selling out of stocks and buying the safest investments available, particularly U.S. Treasuries. Since March, however, investors’ fears appear to have subsided and the equity markets have rallied significantly. For the six months ended June 30, 2009, Putnam VT Voyager Fund’s class IA shares returned 27.67% at net asset value.

Fund management uses a fundamental, bottom-up approach to investing, but is also mindful of global and cyclical trends. The portfolio is invested in what management considers attractively valued growth companies whose revenue is likely to remain stable even in tough economic times. In addition, the fund holds positions in companies that have strong growth potential but have been battered by macroeconomic conditions or a lack of favor in the market.

Stock selection was the largest contributor to the fund’s strong results. Over the six-month period, the fund had positive stock selection across every sector. The two best-performing sectors also represented overweight positions: the fund’s holdings in financial and consumer-cyclical companies, many of which were trading at severely depressed valuations, rallied and ultimately benefited returns.

Turning to specific holdings, Apple was one of the fund’s top performers during the period. The company has substantial market share in digital music players, helped in part by strong iPhone sales, and Apple continues to gain ground in the personal computer market. The stock rallied along with the market beginning in March. An overweight to insurance company Aflac also benefited the portfolio after the company reported net income rose by over 20% in the first quarter, helped by growth in its Japanese unit. AES Corporation, an international electric utility company, was another top contributor. The company makes relatively high use of leverage, and this was a characteristic that investors were particularly squeamish about early in the period. AES has several new projects already in the pipeline, and the stock performed well in the second quarter. The fund’s overweights to Weatherford International (an energy company) and Sirius XM Radio (the satellite radio firm) also proved beneficial.

Among the biggest detractors for the period was Nintendo, the Japanese video game hardware and software manufacturer. The company’s stock fared well early in the period, but as consumers cut spending on game equipment, it lost ground. Also among the detractors was Genzyme, the biotech company. During the period, the FDA rejected one of the company’s key new drugs, Lumizyme, a treatment for Pompe disease, citing problems with the manufacturing plant where the drug is made.

Looking ahead, management believes the volatile market environment lends itself to a range of stock-picking opportunities, whether the market goes up or down. Valuations are extremely attractive, given that inventory levels in a number of sectors appear low relative to consumer demand. Despite a weak economy in the first half of 2009, many companies beat earnings expectations, and management is optimistic about that trend continuing in the months ahead. Historically, management finds that the correlation between the steepness of an economic decline and the eventual rebound has been high, and it has positioned the fund to take advantage of that possibility.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future portfolio holdings are subject to risk.

284 Putnam VT Voyager Fund

Your fund’s manager

Nicholas Thakore is Head of U.S. Large Cap Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Voyager Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.35	$5.75	$3.86	$5.11

Ending value (after expenses)	$1,276.70	$1,275.30	$1,020.98	$1,019.74

Annualized expense ratio	0.77%	1.02%	0.77%	1.02%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Voyager Fund 285

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (2.3%)
Goodrich Corp.	48,154	$2,406,255

Lockheed Martin Corp.	38,500	3,105,025

Raytheon Co.	184,800	8,210,664

United Technologies Corp.	114,800	5,965,008

		19,686,952
Airlines (1.0%)
Continental Airlines, Inc. Class B † S	312,700	2,770,522

Delta Air Lines, Inc. †	441,000	2,553,390

Southwest Airlines Co.	102,900	692,517

UAL Corp. S	461,000	1,470,590

US Airways Group, Inc. † S	507,900	1,234,197

		8,721,216
Automotive (0.3%)
Honda Motor Co., Ltd. (Japan)	58,000	1,588,024

Navistar International Corp. †	20,800	906,880

		2,494,904
Banking (2.5%)
Bank of America Corp.	1,361,538	17,972,302

Regions Financial Corp.	599,246	2,420,954

Wells Fargo & Co.	50,400	1,222,704

		21,615,960
Beverage (0.5%)
Coca-Cola Co. (The) S	16,200	777,438

PepsiCo, Inc.	68,000	3,737,280

		4,514,718
Biotechnology (4.7%)
Amgen, Inc. †	346,900	18,364,886

Genzyme Corp. †	392,600	21,856,042

		40,220,928
Broadcasting (4.8%)
CBS Corp. Class B	1,537,982	10,642,835

Liberty Media Corp. Class A †	822,906	22,012,736

Liberty Media Corp. - Capital Ser. A †	513,722	6,966,070

Sirius XM Radio, Inc. † S	3,439,200	1,478,856

		41,100,497
Building materials (0.5%)
Owens Corning, Inc. †	320,000	4,089,600

		4,089,600
Cable television (2.6%)
Comcast Corp. Class A	63,700	923,013

DIRECTV Group, Inc. (The) † S	13,400	331,114

Time Warner Cable, Inc. S	655,625	20,763,644

		22,017,771
Chemicals (1.5%)
Dow Chemical Co. (The)	141,600	2,285,424

Monsanto Co.	81,100	6,028,974

Potash Corp. of Saskatchewan, Inc. (Canada)	18,700	1,740,035

W.R. Grace & Co. †	209,810	2,595,350

		12,649,783
Combined utilities (1.5%)
El Paso Corp.	1,347,800	12,440,194

		12,440,194
Commercial and consumer services (2.1%)
Alliance Data Systems Corp. † S	416,349	17,149,415

Companhia Brasileira de Meios de
Pagamento 144A (Brazil)	94,000	808,607

		17,958,022
Communications equipment (4.5%)
Cisco Systems, Inc. †	1,026,120	19,126,877

Corning, Inc.	63,400	1,018,204

JDS Uniphase Corp. †	212,700	1,216,644

COMMON STOCKS (95.9%)* cont.	Shares	Value

Communications equipment cont.
Qualcomm, Inc.	336,000	$15,187,200

Research in Motion, Ltd. (Canada) † S	20,600	1,463,630

		38,012,555
Computers (5.2%)
Apple, Inc. †	230,100	32,773,143

EMC Corp. †	506,400	6,633,840

Hewlett-Packard Co.	40,300	1,557,595

Longtop Financial Technologies Ltd. ADR (China) † S	77,400	1,900,944

TomTom NV (Netherlands) †	130,514	1,588,453

		44,453,975
Conglomerates (1.1%)
Honeywell International, Inc.	93,000	2,920,200

Tyco International, Ltd.	170,700	4,434,786

Vivendi SA (France)	70,066	1,679,758

		9,034,744
Consumer finance (1.3%)
Mastercard, Inc. Class A S	66,700	11,159,577

		11,159,577
Consumer goods (1.1%)
Energizer Holdings, Inc. †	81,200	4,241,888

Estee Lauder Cos., Inc. (The) Class A	134,658	4,399,277

Newell Rubbermaid, Inc.	98,000	1,020,180

		9,661,345
Electronics (3.2%)
Broadcom Corp. Class A † S	62,900	1,559,291

Garmin, Ltd.	153,072	3,646,175

Integrated Device Technology, Inc. †	675,661	4,080,992

Micron Technology, Inc. † S	1,125,109	5,693,052

National Semiconductor Corp. S	123,060	1,544,403

Texas Instruments, Inc. S	483,600	10,300,680

		26,824,593
Energy (oil field) (2.0%)
Halliburton Co.	52,160	1,079,712

Smith International, Inc. S	100,000	2,575,000

Transocean, Ltd. (Switzerland) †	11,700	869,193

Weatherford International, Ltd. †	623,271	12,191,181

		16,715,086
Energy (other) (0.4%)
First Solar, Inc. †	18,920	3,067,310

		3,067,310
Financial (0.3%)
CIT Group, Inc.	270,712	582,031

CME Group, Inc.	2,900	902,219

Intercontinental Exchange, Inc. †	10,200	1,165,248

		2,649,498
Food (0.5%)
Kraft Foods, Inc. Class A	164,500	4,168,430

		4,168,430
Health-care services (3.3%)
AmerisourceBergen Corp.	78,400	1,390,816

Express Scripts, Inc. †	146,362	10,062,388

McKesson Corp.	126,100	5,548,400

Medco Health Solutions, Inc. †	73,200	3,338,652

Omnicare, Inc. S	88,200	2,272,032

WellPoint, Inc. †	99,100	5,043,199

		27,655,487
Homebuilding (0.3%)
D.R. Horton, Inc. S	148,800	1,392,768

Pulte Homes, Inc. S	152,200	1,343,926

		2,736,694
Insurance (4.0%)
ACE, Ltd. S	43,800	1,937,274

Aflac, Inc.	625,316	19,441,074

286 Putnam VT Voyager Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value

Insurance cont.
Arch Capital Group, Ltd. †	42,200	$2,472,076

Assured Guaranty, Ltd. (Bermuda) S	162,000	2,005,560

RenaissanceRe Holdings, Ltd. S	65,235	3,036,037

Travelers Cos., Inc. (The)	40,200	1,649,808

XL Capital, Ltd. Class A	318,951	3,655,178

		34,197,007
Investment banking/Brokerage (2.2%)
Goldman Sachs Group, Inc. (The)	46,100	6,796,984

Morgan Stanley	128,360	3,659,544

State Street Corp.	180,300	8,510,160

		18,966,688
Lodging/Tourism (0.5%)
Wyndham Worldwide Corp.	338,501	4,102,632

		4,102,632
Machinery (0.2%)
Timken Co.	92,500	1,579,900

		1,579,900
Media (0.9%)
News Corp., Ltd. (The) Class A	201,000	1,831,110

Virgin Media, Inc.	652,688	6,102,633

		7,933,743
Medical technology (3.7%)
Baxter International, Inc.	142,300	7,536,208

Boston Scientific Corp. †	1,256,100	12,736,854

Covidien PLC (Ireland)	70,500	2,639,520

Hospira, Inc. †	136,100	5,242,572

Medtronic, Inc.	98,800	3,447,132

		31,602,286
Metals (1.8%)
Alcoa, Inc.	79,600	822,268

ArcelorMittal Class A
(NY Shares) (Luxembourg) S	115,953	3,835,725

Coeur d’Alene Mines Corp. † S	119,600	1,471,080

Freeport-McMoRan Copper & Gold, Inc. Class B S	52,360	2,623,760

Steel Dynamics, Inc.	90,700	1,336,011

Timminco, Ltd. (Canada) † S	150,857	159,740

United States Steel Corp.	52,400	1,872,776

Vale SA ADR (Brazil) S	114,900	2,025,687

Xstrata PLC (United Kingdom)	121,248	1,337,968

		15,485,015
Oil and gas (3.6%)
Anadarko Petroleum Corp.	73,800	3,349,782

Chevron Corp.	128,400	8,506,500

Newfield Exploration Co. †	203,900	6,661,413

Noble Energy, Inc.	41,800	2,464,946

Occidental Petroleum Corp.	91,100	5,995,291

Petroleo Brasileiro SA ADR (Brazil)	97,300	3,987,354

XTO Energy, Inc.	300	11,442

		30,976,728
Pharmaceuticals (5.8%)
Abbott Laboratories	260,600	12,258,624

Johnson & Johnson	45,100	2,561,680

Pfizer, Inc. S	991,600	14,874,000

Schering-Plough Corp.	50,000	1,256,000

Teva Pharmaceutical Industries, Ltd. ADR
(Israel) S	103,226	5,093,171

Wyeth	301,200	13,671,468

		49,714,943
Power producers (1.2%)
AES Corp. (The) †	911,461	10,582,062

		10,582,062

COMMON STOCKS (95.9%)* cont.	Shares	Value

Regional Bells (1.5%)
Qwest Communications International, Inc. S	3,031,053	$12,578,870

		12,578,870
Retail (6.1%)
CVS Caremark Corp.	806,249	25,695,156

GameStop Corp. †	218,600	4,811,386

Hanesbrands, Inc. †	66,200	993,662

Herbalife, Ltd. (Cayman Islands)	83,200	2,624,128

Macy’s, Inc. S	514,463	6,050,085

OfficeMax, Inc.	124,800	783,744

Urban Outfitters, Inc. † S	124,700	2,602,489

Wal-Mart Stores, Inc.	127,100	6,156,724

Walgreen Co.	67,400	1,981,560

		51,698,934
Schools (1.4%)
Apollo Group, Inc. Class A †	166,100	11,813,032

		11,813,032
Semiconductor (1.2%)
Atmel Corp. †	1,694,689	6,321,190

Himax Technologies, Inc. ADR (Taiwan)	178,984	671,190

Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	163,200	1,535,712

Teradyne, Inc. † S	241,300	1,655,318

		10,183,410
Software (5.3%)
Citrix Systems, Inc. † S	39,400	1,256,466

Electronic Arts, Inc. †	55,200	1,198,944

McAfee, Inc. † S	53,000	2,236,070

Microsoft Corp. S	1,170,900	27,832,293

Oracle Corp.	236,800	5,072,256

Parametric Technology Corp. †	158,250	1,849,943

Symantec Corp. †	187,716	2,920,861

UBISOFT Entertainment (France) †	127,217	3,112,551

		45,479,384
Technology services (0.9%)
Google, Inc. Class A †	2,061	868,897

Yahoo!, Inc. † S	406,100	6,359,526

		7,228,423
Telecommunications (3.4%)
Comverse Technology, Inc. †	427,000	3,650,850

EchoStar Corp. Class A † S	98,900	1,576,466

Level 3 Communications, Inc. †	796,378	1,202,531

Motorola, Inc.	1,526,900	10,123,356

Sprint Nextel Corp. †	381,200	1,833,572

Telefonica SA (Spain)	356,110	8,081,414

Vodafone Group PLC (United Kingdom)	982,661	1,900,497

Vodafone Group PLC ADR (United Kingdom)	44,000	857,560

		29,226,246
Telephone (0.1%)
Leap Wireless International, Inc. † S	30,537	1,005,583

		1,005,583
Textiles (0.1%)
Coach, Inc.	16,400	440,832

		440,832
Tobacco (2.8%)
Lorillard, Inc.	212,253	14,384,386

Philip Morris International, Inc.	214,240	9,345,149

		23,729,535
Toys (1.7%)
Nintendo Co., Ltd. ADR (Japan)	430,262	14,831,131

		14,831,131
Total common stocks (cost $689,773,448)		$817,006,223

Putnam VT Voyager Fund 287

INVESTMENT COMPANIES (2.7%)*		Shares	Value

iShares MSCI Emerging Markets Index Fund		123,200	$3,970,736

KKR Private Equity Investors LP (Unit) †		2,330,219	14,081,784

SPDR S&P Homebuilders ETF S		412,000	4,841,000

Total investment companies (cost $12,805,969)			$22,893,520

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Alliance Data Systems Corp. (Call)	Dec-09/$50.00	472,654	$908,299

Alliance Data Systems Corp. (Call)	Dec-09/50.00	209,990	404,231

Bank of America Corp. (Call)	Aug-09/12.00	857,066	1,605,028

Time Warner Cable, Inc. (Call)	Jan-10/32.50	345,400	1,239,810

Total purchased options outstanding (cost $3,883,775)			$4,157,368

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount		Value

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	$3,230,000		$2,228,700

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014		1,155,000	529,856

Total convertible bonds and notes (cost $2,204,747)			$2,758,556

SHORT-TERM INVESTMENTS (16.9%)*	Principal amount/shares		Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d		$135,319,007	$135,314,431

Putnam Money Market Liquidity Fund e		8,689,153	8,689,153

Total short-term investments (cost $144,003,584)		$144,003,584

Total investments (cost $852,671,523)		$990,819,251

* Percentages indicated are based on net assets of $851,524,026.

† Non-income-producing security. d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $2,245,857 have been designated as collateral for open options contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $20,442,894)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

British Pound	$1,942,372	$1,932,108	7/15/09	$(10,264)

Euro	13,221,506	13,267,265	7/15/09	45,759

Japanese Yen	5,219,654	5,243,521	7/15/09	23,867

Total				$59,362

WRITTEN OPTIONS
OUTSTANDING at 6/30/09			Expiration
(premiums received $1,884,823)		Contract	date/
(Unaudited)		amount	strike price	Value

Alliance Data Systems Corp. (Call)		$472,654	Dec-09/$60.00	$214,160

Alliance Data Systems Corp. (Call)		209,990	Dec-09/60.00	83,996

Bank of America Corp. (Call)		1,714,132	Aug-09/15.00	863,751

Time Warner Cable, Inc. (Call)		345,400	Jan-10/42.50	261,616

Time Warner Cable, Inc. (Put)		345,400	Jan-10/25.00	487,988

Total				$1,911,511

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$17,457	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	$(5,703)
		plus 40 bp)	common stocks

11,718	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	(34,214)
		plus 40 bp)	common stocks

9,204	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	47,085
		plus 40 bp)	common stocks

7,770	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	3,013

		plus 40 bp)	common stocks

9,204	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	80,653
		plus 40 bp)	common stocks

Total				$90,834

288 Putnam VT Voyager Fund

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$26,796,830	$1,337,968	$—

Capital goods	21,266,852	—	—

Communication
services	54,846,559	9,981,911	—

Conglomerates	7,354,986	1,679,758	—

Consumer cyclicals	115,498,121	1,588,024	—

Consumer staples	84,187,904	—	—

Energy	50,759,124	—	—

Financials	88,588,730	—	—

Health care	149,193,644	—	—

Technology	167,481,336	4,701,004	—

Transportation	8,721,216	—	—

Utilities and power	23,022,256	—	—

Total Common stocks	797,717,558	19,288,665	—

Convertible bonds
and notes	—	2,758,556	—

Investment Companies	8,811,736	14,081,784	—

Purchased options
outstanding	—	4,157,368	—

Short-term investments	8,689,153	135,314,431	—

Totals by level	$815,218,447	$175,600,804	—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(1,761,315)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 289

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $128,058,530
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $843,982,370)	$982,130,098

Affiliated issuers (identified cost $8,689,153) (Note 6)	8,689,153

Foreign currency (cost $3,033) (Note 1)	3,229

Dividends, interest and other receivables	1,200,040

Receivable for shares of the fund sold	27,608

Receivable for investments sold	21,079,652

Receivable for investor servicing fees (Note 2)	56,007

Unrealized appreciation on forward currency contracts (Note 1)	106,372

Unrealized appreciation on swap contracts (Note 1)	130,751

Total assets	1,013,422,910

Liabilities

Payable to custodian (Note 2)	45,555

Payable for investments purchased	21,578,213

Payable for shares of the fund repurchased	1,104,456

Payable for compensation of Manager (Note 2)	1,325,288

Payable for custodian fees (Note 2)	22,171

Payable for Trustee compensation and expenses (Note 2)	312,353

Payable for administrative services (Note 2)	2,564

Payable for distribution fees (Note 2)	40,790

Unrealized depreciation on forward currency contracts (Note 1)	47,010

Written options outstanding, at value (premiums received $1,884,823)
(Notes 1 and 3)	1,911,511

Unrealized depreciation on swap contracts (Note 1)	39,917

Collateral on securities loaned, at value (Note 1)	135,314,431

Other accrued expenses	154,625

Total liabilities	161,898,884

Net assets	$851,524,026

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,137,133,295

Undistributed net investment income (Note 1)	2,762,452

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,426,644,419)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	138,272,698

Total — Representing net assets applicable
to capital shares outstanding	$851,524,026

Computation of net asset value Class IA

Net Assets	$652,478,151

Number of shares outstanding	25,751,603

Net asset value, offering price and redemption
price per share (net assets divided by number of shares outstanding)	$25.34

Computation of net asset value Class IB

Net Assets	$199,045,875

Number of shares outstanding	7,895,091

Net asset value, offering price and redemption
price per share (net assets divided by number of shares outstanding)	$25.21

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $107,127)	$6,043,902

Interest (including interest income of $4,315 from
investments in affiliated issuers) (Note 6)	545,635

Securities lending	92,671

Total investment income	6,682,208

Expenses

Compensation of Manager (Note 2)	2,454,883

Investor servicing fees (Note 2)	108,563

Custodian fees (Note 2)	23,164

Trustee compensation and expenses (Note 2)	29,708

Administrative services (Note 2)	22,073

Distribution fees — Class IB (Note 2)	212,288

Other	199,595

Total expenses	3,050,274

Expense reduction (Note 2)	(147,598)

Net expenses	2,902,676

Net investment income	3,779,532

Net realized gain on investments (Notes 1 and 3)	29,266,997

Net realized loss on futures contracts (Note 1)	(3,260,407)

Net realized gain on foreign currency transactions (Note 1)	1,358,629

Net realized loss on written options (Notes 1 and 3)	(861,506)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(790,248)

Net unrealized appreciation of investments, futures
contracts, swap contracts and written options during the period	155,171,650

Net gain on investments	180,885,115

Net increase in net assets resulting from operations	$184,664,647

The accompanying notes are an integral part of these financial statements.

290 Putnam VT Voyager Fund

Statement of changes in net assets

	Putnam VT
	Voyager Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$3,779,532	$8,112,716

Net realized gain (loss) on investments
and foreign currency transactions	26,503,713	(142,361,566)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	154,381,402	(348,578,236)

Net increase (decrease) in net assets
resulting from operations	184,664,647	(482,827,086)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(7,505,225)	(2,552,395)

Class IB	(1,635,491)	—

Increase in capital from settlement
payment (Note 8)	—	38,969

Decrease from capital share transactions
(Note 4)	(58,240,867)	(274,034,618)

Total increase (decrease) in net assets	117,283,064	(759,375,130)

Net assets:

Beginning of period	734,240,962	1,493,616,092

End of period (including undistributed
net investment income of $2,762,452 and
$8,123,636, respectively)	$851,524,026	$734,240,962

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 291

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Voyager Fund (Class IA)

6/30/09†	$20.14	.12	5.37	5.49	(.29)	(.29)	—	$25.34	27.67*	$652,478	.38*	.54*	119.04*

12/31/08	31.99	.21 f	(11.98) i,k	(11.77)	(.08)	(.08)	— e,j	20.14	(36.87) k	566,749	.72 f	.80 f	118.99

12/31/07	30.25	.07 f	1.68	1.75	(.01)	(.01)	—	31.99	5.79	1,148,269	.67 f	.21 f	52.39

12/31/06	28.72	.02 f	1.62	1.64	(.11)	(.11)	—	30.25	5.71	1,438,858	.66 f	.08 f	62.27

12/31/05	27.37	.09 f,h	1.51	1.60	(.25)	(.25)	—	28.72	5.94 h	1,801,387	.63 f	.35 f,h	119.09

12/31/04	26.10	.21 f,g	1.18	1.39	(.12)	(.12)	—	27.37	5.34	2,357,097	.64 f	.81 f,g	48.94

Putnam VT Voyager Fund (Class IB)

6/30/09†	$19.98	.09	5.35	5.44	(.21)	(.21)	—	$25.21	27.53*	$199,046	.51*	.41*	119.04*

12/31/08	31.73	.14 f	(11.89) i,k	(11.75)	—	—	— e,j	19.98	(37.03) k	167,492	.97 f	.54 f	118.99

12/31/07	30.07	(.01) f	1.67	1.66	—	—	—	31.73	5.52	345,347	.92 f	(.04) f	52.39

12/31/06	28.55	(.05) f	1.60	1.55	(.03)	(.03)	—	30.07	5.43	421,488	.91 f	(.17) f	62.27

12/31/05	27.20	.02 f,h	1.51	1.53	(.18)	(.18)	—	28.55	5.69 h	485,323	.88 f	.08 f,h	119.09

12/31/04	25.96	.15 f,g	1.15	1.30	(.06)	(.06)	—	27.20	5.03	518,951	.89 f	.60 f,g	48.94

* Not annualized

† Unaudited a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts.

Percentage of average net assets

December 31, 2008	<0.01%

December 31, 2007	<0.01

December 31, 2006	<0.01

December 31, 2005	<0.01

December 31, 2004	<0.01

g Reflects a special dividend which amounted to $0.12 per share and 0.45% of average net assets.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (SEC) regarding brokerage allocation practices, which amounted to $0.02 per share and 0.08% of average net assets for class IA and class IB shares.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.02 per share.

j Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8)

k Reflects a non-recurring litigation payment from Enron Corporation which amounted to $0.13 per share outstanding as of December 29, 2008. Without this payment, total returns for each class, for the year ended December 31, 2008 would have been -37.28% and -37.44% for class IA and class IB, respectively.

The accompanying notes are an integral part of these financial statements.

292 Putnam VT Voyager Fund

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Putnam VT Voyager Fund 293

Notes to financial statements 6/30/09 (Unaudited)

Note 1 — Significant accounting policies

Putnam Variable Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, which consists of a series of investment portfolios (the “fund” or the “funds”), each of which are diversified (except for Putnam VT Global Health Care Fund* and Putnam VT Global Utilities Fund†, which are non-diversified), and are represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-four funds:

Putnam VT American Government Income Fund
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund*
Putnam VT Global Utilities Fund†
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund each concentrate their investments in one sector, which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invest in higher yielding, lower rated bonds that have a higher rate of default.

Each fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against any of the funds. However, each fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, August 7, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2009, fair value pricing was used for certain foreign securities in the following portfolios: Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT New Opportunities Fund, Putnam VT Research Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

See sections G, H, I, J, K, M, and N with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments, respectively.

* Prior to January 2, 2009 this fund was known as Putnam VT Health Sciences Fund.

† Prior to January 2, 2009 this fund was known as Putnam VT Utilities Growth and Income Fund.

294 Putnam Variable Trust

The valuation of Putnam VT Money Market Fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), each fund may transfer uninvested cash balances, which includes for every fund other than Putnam VT Money Market Fund, cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements for each fund other than Putnam VT Money Market Fund, and up to 90 days for other cash investments for each fund.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

For all funds other than Putnam VT Money Market Fund, all premiums/ discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. For Putnam VT Money Market Fund, premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, and Putnam VT Income Fund earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities Certain funds of the Trust invested in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of each fund of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. Outstanding contracts at period end are indicative of the volume of activity during the period.

H) Futures and options contracts During the six months ended June 30, 2009, certain funds of the Trust used futures contracts and/or options contracts to hedge against changes in the values of securities that each fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities that they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices

Putnam Variable Trust 295

supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. Outstanding contracts at period end are indicative of the volume of activity during the period.

I) Total return swap contracts During the six months ended June 30, 2009, certain funds of the Trust entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Each fund’s maximum risk of loss from coun-terparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. Outstanding contracts at period end are indicative of the volume of activity during the period.

J) Interest rate swap contracts During the six months ended June 30, 2009, certain funds of the Trust entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Each fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. Outstanding contracts at period end are indicative of the volume of activity during the period.

K) Credit default contracts During the six months ended June 30, 2009, certain funds of the Trust entered into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased theunderlyingreferenceobligations.Incertaincircumstances,thefundmayenter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. Outstanding contracts at period end are indicative of the volume of activity during the period.

L) Master agreements Each fund, except for Putnam VT Money Market Fund, is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of June 30, 2009, due to a decrease in the following fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by each fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At June 30, 2009, the following fund’s had net unrealized gains and net unrealized losses on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled the following amounts. Each fund intends to seek a waiver of or other relief from this provision, from the counterparties.

			Collateral
	Net unrealized	Net unrealized	posted
Fund name	gains	losses	by the fund

Putnam VT International	$ 131,133	$ 419,428	$163,782
Growth and Income Fund

Putnam VT International New	265,530	195,834	163,809
Opportunities Fund

At June 30, 2009, the following funds had net unrealized losses on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled the following amounts:

		Collateral
	Net unrealized	posted
Fund name	losses	by the fund

Putnam VT American Government Income Fund	$6,219,154	$1,727,164

Putnam VT Diversified Income Fund	30,610,765	—

Putnam VT The George Putnam Fund of Boston	58,644	1,817,660

Putnam VT Global Asset Allocation Fund	9,476,708	—

296 Putnam Variable Trust

		Collateral
	Net unrealized	posted
Fund name	losses	by the fund

Putnam VT Global Equity Fund	440,632	189,487

Putnam VT Global Health Care Fund	$117,027	$—

Putnam VT Global Utilities Fund	241,496	219,406

Putnam VT High Yield Fund	208,619	189,378

Putnam VT International Equity Fund	664,962	733,011

M) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

O) Dollar rolls To enhance returns, certain funds of the Trust entered into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Security lending During the six months ended June 30, 2009, certain funds of the Trust lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to that fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. For Putnam VT Vista Fund certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The value of securities loaned and the cash collateral received by those funds with securities out on loan at June 30, 2009, which is pooled with collateral from other Putnam funds into 23 issues (24 issues for Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Global Utilities Fund, Putnam VT International Equity Fund and Putnam VT Voyager Fund and 1 issue for Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund) of short-term investments amounted to the following:

Fund name	Total loaned amount	Total cash collateral

Putnam VT Capital	$899,009	$940,959
Opportunities Fund

Putnam VT Equity Income Fund	4,400,767	4,519,308

Putnam VT Global Asset	1,595,961	1,664,599
Allocation Fund

Putnam VT Global Equity Fund	$18,088,695	$18,614,519

Putnam VT Global Health Care Fund	6,187,975	6,346,440

Putnam VT Global Utilities Fund	21,434,494	22,123,670

Putnam VT Growth and Income Fund	237,430,014	245,082,393

Putnam VT International Equity Fund	38,045,540	39,719,105

Putnam VT International Growth and	5,117,533	5,375,812
Income Fund

Putnam VT International New	2,268,008	2,382,685
Opportunities Fund

Putnam VT Investors Fund	5,937,152	6,133,840

Putnam VT Mid Cap Value Fund	1,557,244	1,608,380

Putnam VT New Opportunities Fund	54,847,817	56,249,904

Putnam VT Research Fund	569,722	588,130

Putnam VT Small Cap Value Fund	16,360,120	16,863,848

Putnam VT Vista Fund	29,867,890	30,872,288

Putnam VT Voyager Fund	128,058,530	135,314,431

Q) Federal taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2008, the following funds had capital loss carryovers, (excluding any amounts acquired in a merger) in the following amounts, which will expire on the following dates:

	Loss
Fund name	carryover	Expiration date

Putnam VT American Government Income Fund	$3,460,039	12/31/13

	2,630,189	12/31/14

	75,293	12/31/15

	1,479,723	12/31/16

Putnam VT Capital Opportunities Fund	6,000,996	12/31/16

Putnam VT Diversified Income Fund	35,797,191	12/31/09

	39,497,485	12/31/10

	888,100	12/31/13

Putnam Variable Trust 297

	Loss
Fund name	carryover	Expiration date

	10,290,691	12/31/15

	38,764,814	12/31/16

Putnam VT Equity Income Fund*	$23,126,384	12/31/16

Putnam VT The George Putnam Fund of Boston	107,586,636	12/31/16

Putnam VT Global Asset Allocation Fund	2,641,315	12/31/10

	6,208,497	12/31/11

	16,462,857	12/31/16

Putnam VT Global Equity Fund	442,594,707	12/31/09

	194,434,404	12/31/10

	1,885,492	12/31/11

	92,164,880	12/31/16

Putnam VT Growth and Income Fund	482,998,439	12/31/16

Putnam VT Growth Opportunities Fund	61,039,370	12/31/09

	26,053,370	12/31/10

	4,350,359	12/31/11

	2,996,751	12/31/12

	1,103,068	12/31/16

Putnam VT High Yield Fund	88,127,331	12/31/09

	116,537,335	12/31/10

	16,826,743	12/31/11

	11,865,538	12/31/12

	6,791,658	12/31/13

	728,766	12/31/14

	28,491,807	12/31/16

Putnam VT Income Fund	3,719,524	12/31/13

	80,752,511	12/31/16

Putnam VT International Equity Fund	4,461,856	12/31/09

	2,230,928	12/31/10

	2,230,928	12/31/11

	172,320,374	12/31/16

Putnam VT International Growth and
Income Fund	76,330,210	12/31/16

Putnam VT International New
Opportunities Fund	37,050,831	12/31/09

	37,566,266	12/31/10

	49,558,145	12/31/16

Putnam VT Investors Fund**	187,204,566	12/31/09

	109,246,178	12/31/10

	88,435,806	12/31/16

Putnam VT Mid Cap Value Fund	11,950,456	12/31/16

Putnam VT Money Market Fund	17,583	12/31/15

	121,001	12/31/16

Putnam VT New Opportunities Fund***	184,975,957	12/31/09

	625,131,957	12/31/10

Loss
Fund name	carryover	Expiration date

	74,066,552	12/31/11

	149,635,483	12/31/16

Putnam VT Research Fund	$37,785,988	12/31/10

	2,726,974	12/31/11

	29,572,228	12/31/16

Putnam VT Small Cap Value Fund	25,466,386	12/31/16

Putnam VT Vista Fund****	109,654,899	12/31/09

	161,305,547	12/31/10

	23,278,091	12/31/11

	82,158,061	12/31/16

Putnam VT Voyager Fund	1,037,966,125	12/31/10

	236,200,756	12/31/11

	154,444,110	12/31/16

These capital loss carryovers, available to the extent allowed by the Code, may be used to offset future net capital gains, if any.

* As a result of the February 17, 2009 merger, Putnam VT Equity Income Fund acquired $193,788,620 in capital loss carryovers from Putnam VT New Value Fund, which are subject to limitations imposed by the Code. The amounts of the acquired carryovers and the expiration dates are:

Loss carryover	Expiration dates

$174,406,334	12/31/15

19,382,286	12/31/16

** As a result of the February 17, 2009 merger, Putnam VT Investors Fund acquired $10,460,021 in capital loss carryovers from Putnam VT Capital Appreciation Fund, which are subject to limitations imposed by the Code. The amounts of the acquired carryovers and the expiration dates are:

Loss carryover	Expiration dates

$7,642,432	12/31/15

2,817,589	12/31/16

*** As a result of the February 17, 2009 merger, Putnam VT New Opportunities Fund acquired $9,127,174 in capital loss carryovers from Putnam VT Discovery Growth Fund, which are subject to limitations imposed by the Code. The amounts of the acquired carryovers and the expiration dates are:

Loss carryover	Expiration dates

$6,786,544	12/31/15

2,340,630	12/31/16

**** As a result of the February 17, 2009 merger, Putnam VT Vista Fund acquired $66,828,566 in capital loss carryovers from Putnam VT OTC & Emerging Growth Fund, which are subject to limitations imposed by the Code. The amounts of the acquired carryovers and the expiration dates are:

Loss carryover	Expiration dates

$46,156,492	12/31/09

17,644,370	12/31/15

3,027,704	12/31/16

At June 30, 2009 the composition of unrealized appreciation and depreciation of investment securities based on the aggregate identified cost on a tax basis was as follows for each fund of the Trust:

			Net unrealized	Cost for federal income
Fund name	Unrealized appreciation	Unrealized depreciation	appreciation/(depreciation)	tax purposes

Putnam VT American Government Income Fund	$11,448,868	$(3,559,943)	$7,888,925	$192,351,085

Putnam VT Capital Opportunities Fund	1,988,843	(5,532,165)	(3,543,322)	25,441,055

Putnam VT Diversified Income Fund	23,006,921	(58,610,582)	(35,603,661)	556,375,673

Putnam VT Equity Income Fund	59,974,383	(11,004,317)	48,970,066	314,495,815

Putnam VT The George Putnam Fund of Boston	10,594,140	(25,847,064)	(15,252,924)	249,679,211

Putnam VT Global Asset Allocation Fund	12,611,476	(35,775,712)	(23,164,236)	281,668,430

298 Putnam Variable Trust

			Net unrealized	Cost for federal income
Fund name	Unrealized appreciation	Unrealized depreciation	appreciation/(depreciation)	tax purposes

Putnam VT Global Equity Fund	$15,176,345	$(36,785,496)	$(21,609,151)	$264,972,569

Putnam VT Global Health Care Fund	13,602,905	(14,691,545)	(1,088,640)	135,537,199

Putnam VT Global Utilities Fund	31,683,688	(15,780,391)	15,903,297	178,863,153

Putnam VT Growth and Income Fund	145,333,553	(206,096,075)	(60,762,522)	1,599,528,299

Putnam VT Growth Opportunities Fund	2,406,940	(799,267)	1,607,673	22,318,205

Putnam VT High Yield Fund	10,566,423	(56,989,317)	(46,422,894)	410,865,973

Putnam VT Income Fund	29,887,537	(67,524,378)	(37,636,841)	715,944,469

Putnam VT International Equity Fund	39,362,809	(88,724,641)	(49,361,832)	626,257,076

Putnam VT International Growth and Income Fund	9,652,711	(23,438,416)	(13,785,705)	180,959,748

Putnam VT International New Opportunities Fund	8,108,075	(2,122,899)	5,985,176	68,931,621

Putnam VT Investors Fund	22,012,150	(25,068,152)	(3,056,002)	257,059,187

Putnam VT Mid Cap Value Fund	1,467,395	(2,602,282)	(1,134,887)	36,691,851

Putnam VT Money Market Fund *	—	—	—	404,379,387

Putnam VT New Opportunities Fund	39,330,518	(71,387,315)	(32,056,797)	604,637,281

Putnam VT Research Fund	3,720,901	(5,440,540)	(1,719,639)	65,659,681

Putnam VT Small Cap Value Fund	27,047,069	(32,814,280)	(5,767,211)	246,911,655

Putnam VT Vista Fund	26,249,700	(2,419,832)	23,829,868	174,363,282

Putnam VT Voyager Fund	136,370,359	(22,091,111)	114,279,248	876,540,003

* For Putnam VT Money Market Fund, the aggregate identified cost on a financial reporting and tax basis is the same.

R) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend date and paid at least annually. For all other funds in the Trust, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. For all funds of the Trust, the amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

S) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

T) Beneficial interest At June 30, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. Approximately, each fund is owned by accounts of one group of insurance companies as follows:

Percentage of
Fund name	beneficial interest

Putnam VT American Government Income Fund	69.3%

Putnam VT Capital Opportunities Fund	53.8%

Putnam VT Diversified Income Fund	86.8%

Putnam VT Equity Income Fund	46.0%

Putnam VT The George Putnam Fund of Boston	59.2%

Putnam VT Global Asset Allocation Fund	82.8%

Putnam VT Global Equity Fund	88.2%

Putnam VT Global Health Care Fund	42.1%

Putnam VT Global Utilities Fund	86.1%

Putnam VT Growth and Income Fund	81.7%

Percentage of
Fund name	beneficial interest

Putnam VT Growth Opportunities Fund	52.8%

Putnam VT High Yield Fund	56.5%

Putnam VT Income Fund	64.6%

Putnam VT International Equity Fund	58.8%

Putnam VT International Growth and Income Fund	68.5%

Putnam VT International New Opportunities Fund	71.3%

Putnam VT Investors Fund	72.2%

Putnam VT Mid Cap Value Fund	44.4%

Putnam VT Money Market Fund	57.2%

Putnam VT New Opportunities Fund	56.2%

Putnam VT Research Fund	49.8%

Putnam VT Small Cap Value Fund	76.5%

Putnam VT Vista Fund	46.4%

Putnam VT Voyager Fund	79.1%

Note 2 — Management fee, administrative services, and
other transactions

Each fund pays Putnam Management for management and investment advisory services quarterly, except for Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which pays monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect for each fund of the Trust at June 30, 2009:

Fund name	Fee rate

Putnam VT Global Equity Fund	0.80% of the first $500 million of average
Putnam VT International Equity Fund	net assets,
Putnam VT International Growth and	0.70% of the next $500 million,
Income Fund	0.65% of the next $500 million,
Putnam VT Small Cap Value Fund	0.60% of the next $5 billion,
0.575% of the next $5 billion,
0.555% of the next $5 billion,
0.54% of the next $5 billion,
and 0.53% thereafter.

Putnam Variable Trust 299

Fund name	Fee rate

Putnam VT Money Market Fund	0.45% of the first $500 million of average
net assets,
0.35% of the next $500 million,
0.30% of the next $500 million,
0.25% of the next $5 billion,
0.225% of the next $5 billion,
0.205% of the next $5 billion,
0.19% of the next $5 billion,
and 0.18% thereafter.

Putnam VT Capital Opportunities Fund	0.65% of the first $500 million of average
Putnam VT Equity Income Fund	net assets,
Putnam VT The George Putnam Fund	0.55% of the next $500 million,
of Boston	0.50% of the next $500 million,
Putnam VT Growth and Income Fund	0.45% of the next $5 billion,
Putnam VT Income Fund	0.425% of the next $5 billion,
Putnam VT Investors Fund	0.405% of the next $5 billion,
Putnam VT Research Fund	0.39% of the next $5 billion,
Putnam VT Vista Fund	and 0.38% thereafter.

Putnam VT Diversified Income Fund	0.70% of the first $500 million of average
Putnam VT Global Asset Allocation Fund	net assets,
Putnam VT Global Health Care Fund	0.60% of the next $500 million,
Putnam VT Global Utilities Fund	0.55% of the next $500 million,
Putnam VT High Yield Fund	0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund	0.475% of the next $5 billion,
Putnam VT New Opportunities Fund	0.455% of the next $5 billion,
Putnam VT Voyager Fund	0.44% of the next $5 billion,
and 0.43% thereafter.

Putnam VT International New	1.00% of the first $500 million of average
Opportunities Fund	net assets,
0.90% of the next $500 million,
0.85% of the next $500 million,
0.80% of the next $5 billion,
0.775% of the next $5 billion,
0.755% of the next $5 billion,
0.74% of the next $5 billion,
and 0.73% thereafter.

Putnam VT American Government	0.65% of the first $500 million of average
Income Fund	net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
and 0.34% thereafter.

Putnam VT Growth Opportunities Fund	0.70% of the first $500 million of average
net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
and 0.42% thereafter.

Putnam Management agreed to waive fees and reimburse expenses of each fund of the Trust through July 31, 2009 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses for that fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

For Putnam VT Money Market Fund, Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the period ended June 30, 2009, Putnam Management did not waive any specific distribution fees from the fund.

For the period ended June 30, 2009, Putnam Management waived the following management fee from each fund as follows:

Fund name	Management fee waived

Putnam VT American Government Income Fund	$158,079

Putnam VT Capital Opportunities Fund	37,448

Putnam VT Diversified Income Fund	220,383

Putnam VT Equity Income Fund	3,125

Putnam VT The George Putnam Fund of Boston	95,906

Putnam VT Global Asset Allocation Fund	205,747

Putnam VT Global Equity Fund	86,264

Putnam VT Global Utilities Fund	31,916

Putnam VT Growth Opportunities Fund	71,185

Putnam VT High Yield Fund	190,704

Putnam VT Income Fund	426,639

Putnam VT International Growth and Income Fund	24,077

Putnam VT International New Opportunities Fund	112,327

Putnam VT Investors Fund	5,019

Putnam VT Mid Cap Value Fund	43,435

Putnam VT Money Market Fund	162,050

Putnam VT New Opportunities Fund	2,289

Putnam VT Research Fund	53,377

Putnam VT Small Cap Value Fund	41,872

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the following funds to the following annual rates based on each fund’s average net assets; Putnam VT American Government Income Fund — 0.45%, Putnam VT Diversified Income Fund — 0.562%, Putnam VT Global Asset Allocation Fund — 0.70%, Putnam VT High Yield Fund — 0.60% and Putnam VT Income Fund — 0.45%. Putnam Management has also contracually agreed from August 1, 2009 through July 31, 2010, to limit each fund’s expenses (not including brokerage, interest, taxes, investment-related expenses,extraordinary expenses and payments under each fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of each fund’s average net assets.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the following funds of the Trust as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at the following annual rates as a percentage of the average net assets of that portion of each fund that is managed by PIL.

Fund name	Rate

Putnam VT Diversified Income Fund	0.40%

Putnam VT The George Putnam Fund of Boston	0.40%

Putnam VT Global Asset Allocation Fund	0.35%

Putnam VT Global Equity Fund	0.35%

Putnam VT Global Health Care Fund	0.35%

Putnam VT Global Utilities Fund	0.35%

Putnam VT High Yield Fund	0.40%

Putnam VT International Equity Fund	0.35%

Putnam VT International Growth and Income Fund	0.35%

Putnam VT International New Opportunities Fund	0.35%

Putnam VT Research Fund	0.35%

300 Putnam Variable Trust

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, effective April 30, 2009, and Putnam VT International Equity Fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

PAC is authorized by the Trustees to manage a separate portion of the assets of Putnam VT Global Asset Allocation Fund, and effective April 30, 2009 the assets of Putnam VT Global Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund and Putnam VT Research Fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser. During the six months ended June 30, 2009, Putnam Management voluntarily reimbursed Putnam VT Capital Opportunities Fund $1,654, Putnam VT Global Equity Fund $38,264, Putnam VT International Growth and Income Fund $6,128, Putnam VT Research Fund $4,046 and Putnam VT Vista Fund $12,817 for trading errors which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the following fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the following fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate the following amounts, in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the fund’s net receivable from LBSF which is included in the Statement of assets and liabilities in Receivable for investments sold. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

Amount fund sold to
Fund name	the Purchaser

Putnam VT High Yield Fund	$3,538,401

On September 15, 2008, the following funds terminated its outstanding derivatives contracts with LBSF in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the following funds entered into an Agreement with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, each fund sold to the Purchaser the fund’s right to receive, in the aggregate the following amounts, in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the fund’s net receivable from LBSF which is included in the Statement of assets and liabilities in Receivable for investments sold. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

Amount fund sold to
Fund name	the Purchaser

Putnam VT International Equity Fund	$577,377

Putnam VT International Growth and Income Fund	633,668

Putnam VT International New Opportunities Fund	182,958

On September 15, 2008, the following funds terminated its outstanding derivatives contracts with LBSF in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the following funds entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to each fund the right to receive, in the aggregate, the following amounts, in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. Each fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. Each fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates.

Amount seller sold to
Fund name	the fund

Putnam VT American Government Income Fund	$251,354

Putnam VT Diversified Income Fund	648,551

Putnam VT The George Putnam Fund of Boston	$538,710

Putnam VT Global Asset Allocation Fund	443,188

Putnam VT Global Equity Fund	563,743

Putnam VT Income Fund	843,827

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust or funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees. Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to each fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of each fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended June 30, 2009 are included in Investor servicing fees in the Statement of operations. Under the custodian contract between each fund and State Street, the custodian bank has a lien on the securities of Putnam VT Capital Opportunities Fund, Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, Putnam VT Growth and Income Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT Small Cap Value Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund to the extent permitted by each fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by that fund. At June 30, 2009, the payable to the custodian bank on each of the funds listed above represents the amount due for cash advanced for the settlement of securities purchased.

Each fund has entered into an expense offset arrangement with Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. Certain funds also reduced expenses through brokerage/service arrangements.

For the six months ended June 30, 2009, the funds’ expenses were reduced by the following amounts under the expense offset arrangements and under the brokerage/service arrangements:

Putnam Variable Trust 301

	Expense offset	Brokerage/service
Fund name	arrangements	arrangements

Putnam VT American Government
Income Fund	$434	$—

Putnam VT Capital Opportunities Fund	—	—

Putnam VT Diversified Income Fund	1,015	—

Putnam VT Equity Income Fund	169	17,623

Putnam VT The George Putnam Fund
of Boston	960	9,648

Putnam VT Global Asset Allocation Fund	828	20,720

Putnam VT Global Equity Fund	17	13,102

Putnam VT Global Health Care Fund	32	5,947

Putnam VT Global Utilities Fund	2	16,014

Putnam VT Growth and Income Fund	365	131,532

Putnam VT Growth Opportunities Fund	4	2,999

Putnam VT High Yield Fund	2,344	—

Putnam VT Income Fund	3,017	—

Putnam VT International Equity Fund	50	166,265

Putnam VT International Growth and
Income Fund	75	52,966

Putnam VT International New
Opportunities Fund	44	17,088

Putnam VT Investors Fund	16	42,878

Putnam VT Mid Cap Value Fund	6	3,971

Putnam VT Money Market Fund	37	—

Putnam VT New Opportunities Fund	69	73,946

Putnam VT Research Fund	11	7,933

Putnam VT Small Cap Value Fund	38	32,524

Putnam VT Vista Fund	51	24,166

Putnam VT Voyager Fund	140	147,458

Each independent Trustee of the funds receives an annual Trustee fee as a quarterly retainer and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. For the six months ended June 30, 2009, the funds’ Trustee fees were as follows:

Fund name	Amount

Putnam VT American Government Income Fund	$339

Putnam VT Capital Opportunities Fund	272

Putnam VT Diversified Income Fund	421

Putnam VT Equity Income Fund	419

Putnam VT The George Putnam Fund of Boston	359

Putnam VT Global Asset Allocation Fund	352

Putnam VT Global Equity Fund	358

Fund name	Amount

Putnam VT Global Health Care Fund	$324

Putnam VT Global Utilities Fund	342

Putnam VT Growth and Income Fund	823

Putnam VT Growth Opportunities Fund	274

Putnam VT High Yield Fund	417

Putnam VT Income Fund	452

Putnam VT International Equity Fund	488

Putnam VT International Growth and Income Fund	331

Putnam VT International New Opportunities Fund	293

Putnam VT Investors Fund	371

Putnam VT Mid Cap Value Fund	277

Putnam VT Money Market Fund	491

Putnam VT New Opportunities Fund	493

Putnam VT Research Fund	291

Putnam VT Small Cap Value Fund	353

Putnam VT Vista Fund	334

Putnam VT Voyager Fund	600

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of each fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for each fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. Each fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of each fund. The Plan provides for payment by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to that fund’s class IB shares. The Trustees have approved payment by each fund at an annual rate of 0.25% of the average net assets attributable to that fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the six months ended June 30, 2009, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

	U.S. Government securities		Other securities
Fund name	Purchases	Proceeds from sales	Purchases	Proceeds from sales

Putnam VT American Government Income Fund	$—	$—	$174,026,749	$174,302,797

Putnam VT Capital Opportunities Fund	—	—	5,790,486	6,383,342

Putnam VT Diversified Income Fund	—	—	415,260,267	353,627,892

Putnam VT Equity Income Fund	—	—	240,072,022	254,839,413

Putnam VT The George Putnam Fund of Boston	9,604,870	—	371,648,798	412,472,369

Putnam VT Global Asset Allocation Fund	—	—	171,892,817	192,815,794

Putnam VT Global Equity Fund	—	—	116,298,945	131,527,830

Putnam VT Global Health Care Fund	—	—	18,384,873	26,249,276

302 Putnam Variable Trust

	U.S. Government securities		Other securities
Fund name	Purchases	Proceeds from sales	Purchases	Proceeds from sales

Putnam VT Global Utilities Fund	$—	$—	$49,868,209	$63,141,815

Putnam VT Growth and Income Fund	—	—	389,725,246	505,990,363

Putnam VT Growth Opportunities Fund	—	—	25,959,448	26,308,684

Putnam VT High Yield Fund	—	—	96,550,329	81,876,601

Putnam VT Income Fund	—	—	660,471,100	806,697,053

Putnam VT International Equity Fund	—	—	249,659,167	293,439,923

Putnam VT International Growth and Income Fund	—	—	106,874,982	119,628,686

Putnam VT International New Opportunities Fund	—	—	67,279,250	113,000,941

Putnam VT Investors Fund	—	—	171,717,925	189,708,428

Putnam VT Mid Cap Value Fund	—	—	22,491,649	24,795,994

Putnam VT New Opportunities Fund	—	—	170,666,792	202,045,154

Putnam VT Research Fund	—	—	50,327,564	55,869,959

Putnam VT Small Cap Value Fund	—	—	105,096,338	107,837,285

Putnam VT Vista Fund	—	—	251,998,213	271,611,283

Putnam VT Voyager Fund	—	—	863,196,641	886,772,670

Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $2,005,877,344 and $2,076,595,166, respectively.

For the six months ended June 30, 2009, Putnam VT International New Opportunities Fund had redemptions in kind which resulted in redemptions out of the fund totaling $42,010,086, including cash redemptions of $1,891,403.

Written option transactions for those funds that invested in them during the six months ended June 30, 2009 are summarized as follows:

		Written options
		Currency	outstanding				Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	period	opened	exercised	expired	closed	at end of period

Putnam VT American Government
Income Fund	Contract amounts	USD	94,158,000	20,290,000	—	—	—	114,448,000

	Premiums received		$3,468,572	$745,656	$—	$—	$—	$4,214,228

Putnam VT Diversified Income Fund	Contract amounts	USD	142,237,000	74,602,000	—	—	(33,410,000)	183,429,000

	Premiums received		$6,087,691	$2,960,179	$—	$—	$(1,446,374)	$7,601,496

Putnam VT The George Putnam Fund
of Boston	Contract amounts	USD	71,688,000	—	—	—	(71,688,000)	—

	Premiums received		$3,404,934	$—	$—	$—	$(3,404,934)	$—

Putnam VT Global Asset Allocation Fund	Contract amounts	USD	53,806,000	9,065,229	(6,210,523)	(6,186,663)	(4,829,049)	45,644,994

	Contract amounts	EUR	—	6,918	—	(425)	(463)	6,030

	Total contract
	amounts		53,806,000	9,072,147	(6,210,523)	(6,187,088)	(4,829,512)	45,651,024

	Premiums received		$2,406,330	$766,779	$(232,062)	$(305,147)	$(407,472)	$2,228,428

	Premiums received		$—	$10,355	$—	$(1,331)	$(2,289)	$6,735

	Total premiums
	received		$2,406,330	$777,134	$(232,062)	$(306,478)	$(409,761)	$2,235,163

Putnam VT Growth Opportunities Fund	Contract amounts	USD	—	8,213	(2,973)	(3,480)	(1,760)	—

	Premiums received		$—	$24,138	$(18,601)	$(3,513)	$(2,024)	$—

Putnam VT Income Fund	Contract amounts	USD	268,474,000	55,586,000	—	—	—	324,060,000

	Premiums received		$12,755,397	$2,042,785	$—	$—	$—	$ 14,798,182

Putnam VT International Equity Fund	Contract amounts	JPY	—	107,600	—	—	—	107,600

	Premiums received		$—	$42,174	$—	$—	$—	$42,174

Putnam VT International Growth and
Income Fund	Contract amounts	USD	—	111,441	—	(13,887)	—	97,554

	Premiums received		$—	$156,332	$—	$(43,504)	$—	$112,828

Putnam VT International New
Opportunities Fund	Contract amounts	USD	—	52,538	(1,236)	(7,486)	(5,778)	38,038

	Premiums received		$ —	$ 100,696	$ (13,188)	$ (17,442)	$ (28,560)	$ 41,506

Putnam VT Mid Cap Value Fund	Contract amounts	USD	—	610,574	(179,584)	(290,405)	(49,070)	91,515

	Premiums received		$ —	$ 278,970	$ (70,784)	$ (89,246)	$ (18,273)	$ 100,667

Putnam VT Research Fund	Contract amounts	USD	—	649	(649)	—	—	—

	Premiums received		$—	$6,137	$(6,137)	$—	$—	$—

Putnam Variable Trust 303

		Written options
		Currency	outstanding				Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	period	opened	exercised	expired	closed	at end of period

Putnam VT Vista Fund	Contract amounts	USD	32,473	2,024,752	(1,098,060)	(374,401)	(196,600)	388,164

	Premiums received		$30,038	$2,096,384	$(701,047)	$(584,370)	$(408,750)	$432,255

Putnam VT Voyager Fund	Contract amounts	USD	—	4,421,814	—	—	(1,334,238)	3,087,576

	Premiums received		$—	$3,738,597	$—	$—	$(1,853,774)	$1,884,823

Note 4 — Capital shares

At June 30, 2009, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to a fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT American Government Income Fund

Shares sold	368,495	$4,259,533	2,815,558	$33,210,679	323,996	$3,750,499	1,197,135	$14,022,748

Shares issued in connection with
reinvestment of distributions	363,394	4,131,789	363,954	4,250,985	214,722	2,437,098	248,574	2,898,368

Subtotal	731,889	8,391,322	3,179,512	37,461,664	538,718	6,187,597	1,445,709	16,921,116

Shares repurchased	(957,578)	(11,063,806)	(1,689,426)	(19,147,253)	(749,998)	(8,659,378)	(1,681,320)	(19,106,507)

Net increase (decrease)	(225,689)	$(2,672,484)	1,490,086	$18,314,411	(211,280)	$(2,471,781)	(235,611)	$(2,185,391)

Putnam VT Capital Opportunities Fund

Shares sold	142,701	$1,246,789	215,347	$2,620,488	75,626	$652,694	165,350	$2,026,540

Shares issued in connection with
reinvestment of distributions	11,384	87,087	70,599	884,602	9,413	71,730	75,601	941,993

Subtotal	154,085	1,333,876	285,946	3,505,090	85,039	724,424	240,951	2,968,533

Shares repurchased	(193,768)	(1,642,304)	(559,740)	(6,687,033)	(126,472)	(1,059,261)	(318,482)	(3,754,702)

Net decrease	(39,683)	$(308,428)	(273,794)	$(3,181,943)	(41,433)	$(334,837)	(77,531)	$(786,169)

Putnam VT Diversified Income Fund

Shares sold	251,420	$1,522,924	147,290	$1,187,308	6,873,835	$40,876,652	8,316,704	$61,352,339

Shares issued in connection with
reinvestment of distributions	1,901,894	10,441,397	1,640,029	13,071,030	2,913,303	15,935,770	1,535,702	12,116,691

Subtotal	2,153,314	11,964,321	1,787,319	14,258,338	9,787,138	56,812,422	9,852,406	73,469,030

Shares repurchased	(2,638,525)	(15,517,138)	(7,675,231)	(57,921,053)	(1,360,013)	(7,898,038)	(5,163,478)	(39,454,126)

Net increase (decrease)	(485,211)	$(3,552,817)	(5,887,912)	$(43,662,715)	8,427,125	$48,914,384	4,688,928	$34,014,904

Putnam VT Equity Income Fund

Shares sold	286,993	$2,618,984	667,143	$8,518,457	519,682	$4,704,717	730,734	$9,041,691

Shares issued in connection with
reinvestment of distributions	265,744	2,250,848	572,425	7,304,145	247,016	2,082,347	496,281	6,307,743

Shares issued in connection with the merger
of Putnam VT New Value Fund	10,823,275	97,920,577	—	—	12,042,843	108,301,474	—	—

Subtotal	11,376,012	102,790,409	1,239,568	15,822,602	12,809,541	115,088,538	1,227,015	15,349,434

Shares repurchased	(1,965,972)	(17,416,809)	(1,895,058)	(23,313,604)	(1,845,896)	(16,450,606)	(1,765,373)	(21,048,440)

Net increase (decrease)	9,410,040	$85,373,600	(655,490)	$(7,491,002)	10,963,645	$98,637,932	(538,358)	$(5,699,006)

Putnam VT The George Putnam Fund of Boston

Shares sold	31,824	$181,820	214,754	$1,826,062	140,181	$805,006	606,658	$5,456,680

Shares issued in connection with
reinvestment of distributions	930,473	4,894,288	2,899,575	26,009,189	988,578	5,190,033	3,073,059	27,473,149

Subtotal	962,297	5,076,108	3,114,329	27,835,251	1,128,759	5,995,039	3,679,717	32,929,829

Shares repurchased	(2,841,434)	(15,800,695)	(7,182,056)	(62,054,299)	(1,979,816)	(10,953,160)	(7,319,654)	(62,721,229)

Net decrease	(1,879,137)	$(10,724,587)	(4,067,727)	$(34,219,048)	(851,057)	$(4,958,121)	(3,639,937)	$(29,791,400)

304 Putnam Variable Trust

	Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Global Asset Allocation Fund

Shares sold	98,631	$1,002,581	178,572	$2,646,125	365,143	$3,913,151	915,053	$13,503,848

Shares issued in connection with
reinvestment of distributions	937,056	9,033,218	584,047	8,912,558	384,516	3,733,648	203,202	3,115,088

Subtotal	1,035,687	10,035,799	762,619	11,558,683	749,659	7,646,799	1,118,255	16,618,936

Shares repurchased	(1,709,596)	(17,854,290)	(3,452,598)	(48,547,758)	(597,582)	(6,283,068)	(1,429,897)	(20,504,423)

Net increase (decrease)	(673,909)	$(7,818,491)	(2,689,979)	$(36,989,075)	152,077	$1,363,731	(311,642)	$(3,885,487)

Putnam VT Global Equity Fund

Shares sold	28,438	$201,767	38,901	$434,838	17,066	$126,748	140,877	$1,705,387

Shares issued in connection with
reinvestment of distributions	53,767	363,463	782,915	9,747,291	—	—	104,261	1,290,757

Subtotal	82,205	565,230	821,816	10,182,129	17,066	126,748	245,138	2,996,144

Shares repurchased	(2,883,810)	(20,722,323)	(7,150,613)	(81,415,509)	(362,812)	(2,643,096)	(1,332,017)	(15,176,356)

Net decrease	(2,801,605)	$(20,157,093)	(6,328,797)	$(71,233,380)	(345,746)	$(2,516,348)	(1,086,879)	$(12,180,212)

Putnam VT Global Health Care Fund

Shares sold	5,180	$50,518	199,900	$2,738,380	179,616	$1,912,307	539,243	$6,640,200

Shares issued in connection with
reinvestment of distributions	625,476	5,885,733	51,040	636,470	980,217	9,125,818	75,830	939,529

Subtotal	630,656	5,936,251	250,940	3,374,850	1,159,833	11,038,125	615,073	7,579,729

Shares repurchased	(585,399)	(5,988,553)	(1,559,212)	(19,597,896)	(971,470)	(9,759,007)	(2,252,912)	(28,250,011)

Net increase (decrease)	45,257	$(52,302)	(1,308,272)	$(16,223,046)	188,363	$1,279,118	(1,637,839)	$(20,670,282)

Putnam VT Global Utilities Fund

Shares sold	9,189	$107,963	181,683	$3,639,692	57,078	$684,808	192,945	$3,632,261

Shares issued in connection with
reinvestment of distributions	1,648,317	16,878,762	348,598	6,375,855	299,259	3,064,413	59,089	1,077,784

Subtotal	1,657,506	16,986,725	530,281	10,015,547	356,337	3,749,221	252,034	4,710,045

Shares repurchased	(1,634,943)	(19,665,319)	(3,485,812)	(59,691,483)	(288,715)	(3,425,112)	(895,811)	(15,733,715)

Net increase (decrease)	22,563	$(2,678,594)	(2,955,531)	$(49,675,936)	67,622	$324,109	(643,777)	$(11,023,670)

Putnam VT Growth and Income Fund

Shares sold	49,579	$529,617	78,445	$1,217,455	179,879	$1,899,651	327,403	$5,125,112

Shares issued in connection with
reinvestment of distributions	3,457,002	33,429,210	23,131,581	379,357,932	760,733	7,341,071	5,564,509	90,868,422

Subtotal	3,506,581	33,958,827	23,210,026	380,575,387	940,612	9,240,722	5,891,912	95,993,534

Shares repurchased	(12,032,392)	(125,554,543)	(30,624,542)	(500,230,493)	(2,484,344)	(26,148,553)	(7,791,505)	(128,179,371)

Net decrease	(8,525,811)	$(91,595,716)	(7,414,516)	$(119,655,106)	(1,543,732)	$(16,907,831)	(1,899,593)	$(32,185,837)

Putnam VT Growth Opportunities Fund

Shares sold	274,505	$996,497	531,612	$2,613,826	127,533	$462,078	195,509	$921,593

Shares issued in connection with
reinvestment of distributions	32,940	109,030	—	—	33,018	108,299	—	—

Subtotal	307,445	1,105,527	531,612	2,613,826	160,551	570,377	195,509	921,593

Shares repurchased	(255,672)	(882,501)	(1,138,863)	(5,342,089)	(326,424)	(1,122,145)	(1,143,913)	(5,325,949)

Net increase (decrease)	51,773	$223,026	(607,251)	$(2,728,263)	(165,873)	$(551,768)	(948,404)	$(4,404,356)

Putnam VT High Yield Fund

Shares sold	3,693,098	$19,413,372	3,997,152	$24,393,609	2,060,112	$10,501,870	1,565,399	$9,294,072

Shares issued in connection with
reinvestment of distributions	5,805,134	27,109,976	4,547,706	30,060,340	2,175,035	10,092,163	1,858,591	12,192,359

Subtotal	9,498,232	46,523,348	8,544,858	54,453,949	4,235,147	20,594,033	3,423,990	21,486,431

Shares repurchased	(5,238,714)	(27,347,834)	(12,460,227)	(80,904,575)	(2,762,437)	(14,104,761)	(6,889,587)	(43,850,387)

Net increase (decrease)	4,259,518	$19,175,514	(3,915,369)	$(26,450,626)	1,472,710	$6,489,272	(3,465,597)	$(22,363,956)

Putnam Variable Trust 305

	Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Income Fund

Shares sold	196,870	$1,912,101	430,205	$4,922,844	225,697	$2,194,496	302,472	$3,662,497

Shares issued in connection with
reinvestment of distributions	1,635,864	14,788,211	2,036,600	23,950,417	1,171,389	10,530,791	1,491,037	17,430,226

Subtotal	1,832,734	16,700,312	2,466,805	28,873,261	1,397,086	12,725,287	1,793,509	21,092,723

Shares repurchased	(2,946,046)	(27,944,416)	(7,862,687)	(88,172,451)	(2,297,759)	(21,449,922)	(6,378,163)	(71,645,969)

Net decrease	(1,113,312)	$(11,244,104)	(5,395,882)	$(59,299,190)	(900,673)	$(8,724,635)	(4,584,654)	$(50,553,246)

Putnam VT International Equity Fund

Shares sold	43,768	$333,859	463,935	$5,318,035	1,332,153	$10,452,879	3,547,479	$42,308,818

Shares issued in connection with
reinvestment of distributions	—	—	3,716,092	53,511,724	—	—	8,187,446	117,162,348

Subtotal	43,768	333,859	4,180,027	58,829,759	1,332,153	10,452,879	11,734,925	159,471,166

Shares repurchased	(2,200,108)	(17,516,644)	(5,401,269)	(72,459,406)	(4,130,255)	(32,802,074)	(9,849,742)	(129,202,718)

Net increase (decrease)	(2,156,340)	$(17,182,785)	(1,221,242)	$(13,629,647)	(2,798,102)	$(22,349,195)	1,885,183	$30,268,448

Putnam VT International Growth and Income Fund

Shares sold	111,543	$724,707	443,242	$5,767,105	297,063	$1,966,465	920,771	$10,442,547

Shares issued in connection with
reinvestment of distributions	—	—	4,172,151	49,857,201	—	—	1,825,511	21,705,326

Subtotal	111,543	724,707	4,615,393	55,624,306	297,063	1,966,465	2,746,282	32,147,873

Shares repurchased	(2,233,044)	(14,119,472)	(5,430,150)	(60,079,888)	(898,050)	(5,659,988)	(2,850,511)	(31,849,383)

Net increase (decrease)	(2,121,501)	$(13,394,765)	(814,757)	$(4,455,582)	(600,987)	$(3,693,523)	(104,229)	$298,490

Putnam VT International New Opportunities Fund

Shares sold	117,941	$1,429,829	94,119	$1,731,462	56,765	$698,088	132,999	$2,162,086

Shares issued in connection with
reinvestment of distributions	90,275	935,253	89,492	1,633,230	105,026	1,087,023	105,067	1,912,211

Subtotal	208,216	2,365,082	183,611	3,364,692	161,791	1,785,111	238,066	4,074,297

Shares repurchased	(498,093)	(5,276,524)	(1,849,588)	(30,557,974)	(514,150)	(5,455,542)	(2,193,420)	(36,092,963)

Redemptions in kind	—	—	—	—	(3,908,596)	(40,118,683)	—	—

Net decrease	(289,877)	$(2,911,442)	(1,665,977)	$(27,193,282)	(4,260,955)	$(43,789,114)	(1,955,354)	$(32,018,666)

Putnam VT Investors Fund

Shares sold	13,887	$92,068	24,087	$215,729	428,313	$2,906,582	5,946,087	$59,723,916

Shares issued in connection with
reinvestment of distributions	205,685	1,254,677	72,047	706,785	321,441	1,957,577	52,110	510,157

Shares issued in connection with the merger
of Putnam VT Capital Appreciation Fund	1,271,614	8,282,402	—	—	1,239,977	8,036,661	—	—

Subtotal	1,491,186	9,629,147	96,134	922,514	1,989,731	12,900,820	5,998,197	60,234,073

Shares repurchased	(1,622,685)	(10,546,495)	(4,465,185)	(42,212,771)	(1,680,206)	(10,985,488)	(4,102,146)	(37,895,375)

Net increase (decrease)	(131,499)	$(917,348)	(4,369,051)	$(41,290,257)	309,525	$1,915,332	1,896,051	$22,338,698

Putnam VT Mid Cap Value Fund

Shares sold	148,792	$1,141,742	158,928	$1,806,332	102,860	$767,337	248,142	$2,761,393

Shares issued in connection with
reinvestment of distributions	23,647	155,122	685,364	8,128,420	5,925	38,869	340,930	4,029,790

Subtotal	172,439	1,296,864	844,292	9,934,752	108,785	806,206	589,072	6,791,183

Shares repurchased	(398,425)	(2,801,503)	(1,301,101)	(15,947,902)	(224,271)	(1,605,295)	(707,514)	(8,514,275)

Net decrease	(225,986)	$(1,504,639)	(456,809)	$(6,013,150)	(115,486)	$(799,089)	(118,442)	$(1,723,092)

Putnam VT Money Market Fund

Shares sold	18,702,076	$18,702,076	125,013,301	$125,013,301	25,733,115	$25,733,115	117,809,134	$117,809,134

Shares issued in connection with
reinvestment of distributions	749,544	749,544	6,918,971	6,918,971	397,208	397,208	5,777,857	5,777,857

Subtotal	19,451,620	19,451,620	131,932,272	131,932,272	26,130,323	26,130,323	123,586,991	123,586,991

Shares repurchased	(54,594,038)	(54,594,038)	(99,643,093)	(99,643,093)	(53,143,467)	(53,143,467)	(109,154,605)	(109,154,605)

Net increase (decrease)	(35,142,418)	$(35,142,418)	32,289,179	$32,289,179	(27,013,144)	$(27,013,144)	14,432,386	$14,432,386

306 Putnam Variable Trust

	Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT New Opportunities Fund

Shares sold	107,460	$1,387,764	92,293	$1,527,565	63,400	$823,623	70,579	$1,176,829

Shares issued in connection with
reinvestment of distributions	248,269	3,073,568	115,536	2,169,773	21,191	258,955	—	—

Shares issued in connection with the merger
of Putnam VT Discovery Growth Fund	385,906	5,019,056	—	—	745,413	9,536,298	—	—

Subtotal	741,635	9,480,388	207,829	3,697,338	830,004	10,618,876	70,579	1,176,829

Shares repurchased	(3,377,152)	(43,484,262)	(9,692,041)	(175,784,335)	(471,955)	(6,017,366)	(1,330,104)	(24,008,754)

Net increase (decrease)	(2,635,517)	$(34,003,874)	(9,484,212)	$(172,086,997)	358,049	$4,601,510	(1,259,525)	$(22,831,925)

Putnam VT Research Fund

Shares sold	41,241	$326,219	54,628	$600,479	21,748	$168,761	80,049	$874,772

Shares issued in connection with
reinvestment of distributions	52,317	375,638	49,798	561,720	64,147	460,572	55,813	628,452

Subtotal	93,558	701,857	104,426	1,162,199	85,895	629,333	135,862	1,503,224

Shares repurchased	(330,276)	(2,513,595)	(1,185,416)	(12,936,988)	(477,524)	(3,645,463)	(1,522,444)	(16,593,426)

Net decrease	(236,718)	$(1,811,738)	(1,080,990)	$(11,774,789)	(391,629)	$(3,016,130)	(1,386,582)	$(15,090,202)

Putnam VT Small Cap Value Fund

Shares sold	51,444	$381,821	123,136	$1,528,650	1,526,379	$12,151,377	1,574,389	$23,606,018

Shares issued in connection with
reinvestment of distributions	179,437	1,212,994	2,310,544	29,159,068	436,298	2,931,926	5,638,308	70,535,236

Subtotal	230,881	1,594,815	2,433,680	30,687,718	1,962,677	15,083,303	7,212,697	94,141,254

Shares repurchased	(957,817)	(7,129,454)	(3,182,854)	(42,584,987)	(1,543,017)	(11,451,761)	(5,220,616)	(66,752,989)

Net increase (decrease)	(726,936)	$(5,534,639)	(749,174)	$(11,897,269)	419,660	$3,631,542	1,992,081	$27,388,265

Putnam VT Vista Fund

Shares sold	249,049	$2,077,182	43,142	$529,684	136,727	$1,154,879	272,024	$3,464,508

Shares issued in connection with
reinvestment of distributions	16,179	121,664	—	—	—	—	—	—

Shares issued in connection with the merger
of Putnam VT OTC & Emerging Growth Fund	1,728,500	14,376,451	—	—	1,738,800	14,136,098	—	—

Subtotal	1,993,728	16,575,297	43,142	529,684	1,875,527	15,290,977	272,024	3,464,508

Shares repurchased	(946,412)	(7,734,992)	(2,257,172)	(29,150,405)	(1,039,223)	(8,357,350)	(3,233,936)	(41,413,485)

Net increase (decrease)	1,047,316	$8,840,305	(2,214,030)	$(28,620,721)	836,304	$6,933,627	(2,961,912)	$(37,948,977)

Putnam VT Voyager Fund

Shares sold	30,773	$662,055	63,630	$1,546,350	262,129	$6,019,202	151,721	$3,738,509

Shares issued in connection with
reinvestment of distributions	385,674	7,505,225	91,484	2,552,395	84,434	1,635,491	—	—

Subtotal	416,447	8,167,280	155,114	4,098,745	346,563	7,654,693	151,721	3,738,509

Shares repurchased	(2,804,245)	(56,932,826)	(7,909,575)	(210,853,220)	(833,203)	(17,130,014)	(2,653,035)	(70,979,683)

Net decrease	(2,387,798)	$(48,765,546)	(7,754,461)	$(206,754,475)	(486,640)	$(9,475,321)	(2,501,314)	$(67,241,174)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of June 30, 2009:

	Asset derivatives 6/30/09		Liability derivatives 6/30/09

Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under Statement 133	liabilities location	Market value	liabilities location	Market value

		Investments, Receivables,		Payables,
		Net assets - Unrealized		Net assets - Unrealized
Putnam VT American Government Income Fund	Interest rate contracts	appreciation/(depreciation)	$33,862,016*	appreciation/(depreciation)	$34,499,233*

	Total		$33,862,016		$34,499,233

		Investments, Receivables,		Payables,
		Net assets - Unrealized		Net assets - Unrealized
Putnam VT Diversified Income Fund	Interest rate contracts	appreciation/(depreciation)	$105,516,105*	appreciation/(depreciation)	$ 110,411,223*

	Foreign exchange contracts	Receivables	1,203,404	Payables	882,432

	Credit contracts	Receivables	3,549,793	Payables	8,959,174

	Total		$110,269,302		$120,252,829

Putnam Variable Trust 307

	Asset derivatives 6/30/09		Liability derivatives 6/30/09

	Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under Statement 133	liabilites location	Market value	liabilites location	Market value

Putnam VT The George Putnam Fund of Boston	Credit contracts	Receivables	9,929	Payables	61,993

	Total		$9,929		$61,993

		Investments, Receivables,		Payables,
		Net assets - Unrealized		Net assets - Unrealized
Putnam VT Global Asset Allocation Fund	Interest rate contracts	appreciation/(depreciation)	$22,155,017*	appreciation/(depreciation)	$29,670,615*

	Foreign exchange contracts	Receivables	865,737	Payables	571,739

	Credit contracts	Receivables	1,041,874	Payables	1,174,098

		Investments, Receivables,		Payables,
		Net assets - Unrealized		Net assets - Unrealized
	Equity contracts	appreciation/(depreciation)	863,172*	appreciation/(depreciation)	895,488*

	Total		$24,925,800		$32,311,940

Putnam VT Global Equity Fund	Foreign exchange contracts	Receivables	709,695	Payables	961,610

	Total		$709,695		$961,610

Putnam VT Global Health Care Fund	Foreign exchange contracts	Receivables		Payables	117,026

	Total		$—		$117,026

Putnam VT Global Utilities Fund	Foreign exchange contracts	Receivables	$38,985	Payables	$259,371

	Total		$38,985		$259,371

		Receivables, Net assets -
		Unrealized appreciation/
Putnam VT Growth Opportunities Fund	Equity contracts	(depreciation)	$2,640*	—	$—

	Total		$2,640		$—

Putnam VT High Yield Fund	Foreign exchange contracts	Receivables	$35,568	Payables	$2,274

	Credit contracts	Receivables	89,426	Payables	289,143

	Total		$124,994		$291,417

		Investments, Receivables,		Payables,
		Net assets - Unrealized		Net assets - Unrealized
Putnam VT Income Fund	Interest rate contracts	appreciation/(depreciation)	123,178,503*	appreciation/(depreciation)	$120,327,879*

	Credit contracts	Receivables	2,827,946	Payables	7,676,249

	Total		$126,006,449		$128,004,128

Putnam VT International Equity Fund	Foreign exchange contracts	Receivables	$1,816,439	Payables	$2,013,567

	Equity contracts	—	—	Payables	63,865

	Total		$1,816,439		$2,077,432

Putnam VT International Growth and Income Fund	Foreign exchange contracts	Receivables	$380,747	Payables	$719,580

	Equity contracts	Investments	55,544	Payables	62,290

	Total		$436,291		$781,870

Putnam VT International New Opportunities Fund	Foreign exchange contracts	Receivables	$537,652	Payables	$479,548

	Equity contracts	Investments, Receivables	34,102	Payables	22,511

	Total		$571,754		$502,059

				Payables,
				Net assets - Unrealized
Putnam VT Mid Cap Value Fund	Equity contracts	Investments	$37,274	appreciation/(depreciation)	$73,697

	Total		$37,274		$73,697

				Payables,
				Net assets - Unrealized
Putnam VT Research Fund	Equity contracts		$—	appreciation/(depreciation)	$10,461*

	Total		$—		$10,461

Putnam VT Vista Fund	Equity contracts	Investments	$151,012	Payables	$305,641

	Total		$151,012		$305,641

Putnam VT Voyager Fund	Foreign exchange contracts	Receivables	$106,372	Payables	$47,010

	Equity contracts	Investments, Receivables	4,288,119	Payables	1,951,428

	Total		$4,394,491		$1,998,438

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

308 Putnam Variable Trust

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (see Note 1):

	Derivatives not accounted for
	as hedging instruments under			Forward currency
Fund name	Statement 133	Options	Futures	contracts	Swaps	Total

Putnam VT American Government
Income Fund	Interest rate contracts	$(335,316)	$109,354	$—	$2,748,163	$2,522,202

	Total	$(335,316)	$109,354	$—	$2,748,163	$2,522,202

Putnam VT Diversified Income Fund	Interest rate contracts	$212,637	$(2,930,807)	$—	$9,122,341	$6,404,171

	Foreign exchange contracts	—	—	(894,982)	—	(894,982)

	Credit contracts	—	—	—	(18,565,963)	(18,565,963)

	Total	$212,637	$(2,930,807)	$(894,982)	$(9,443,622)	$(13,056,774)

Putnam VT The George Putnam Fund
of Boston	Interest rate contracts	$740,276	$(3,318,759)	$—	$(4,758,388)	$(7,336,871)

	Foreign exchange contracts	—	—	628	—	628

	Credit contracts	—	—	—	(3,993,665)	(3,993,665)

	Total	$740,276	$(3,318,759)	$628	$(8,752,053)	$(11,329,908)

Putnam VT Global Asset Allocation Fund	Interest rate contracts	$(156,285)	$(1,490,181)	$—	$1,017,077	$(629,389)

	Foreign exchange contracts	—	—	(1,172,537)	—	(1,172,537)

	Credit contracts	—	—	—	(3,425,503)	(3,425,503)

	Equity contracts	188,799	363,635	—	2,754,919	3,307,353

	Total	$32,514	$(1,126,546)	$(1,172,537)	$346,493	$(1,920,076)

Putnam VT Global Equity Fund	Foreign exchange contracts	$—	$—	$(988,552)	$—	$(988,552)

	Total	$—	$—	$(988,552)	$—	$(988,552)

Putnam VT Global Health Care Fund	Foreign exchange contracts	$—	$—	$152,054	$—	$152,054

	Total	$—	$—	$152,054	$—	$152,054

Putnam VT Global Utilities Fund	Foreign exchange contracts	$—	$—	$808,327	$—	$808,327

	Total	$—	$—	$808,327	$—	$808,327

Putnam VT Growth Opportunities Fund	Equity contracts	$(9,911)	$37,654	$—	$—	$27,743

	Total	$(9,911)	$37,654	$—	$—	$27,743

Putnam VT High Yield Fund	Foreign exchange contracts	$—	$—	$(315,481)	$—	$(315,481)

	Credit contracts	—	—	—	121,465	121,465

	Total	$—	$—	$(315,481)	$121,465	$(194,016)

Putnam VT Income Fund	Interest rate contracts	$(1,857,627)	$(1,481,459)	$—	$9,698,861	$6,359,775

	Credit contracts			—	(5,999,930)	(5,999,930)

	Total	$(1,857,627)	$(1,481,459)	$—	$3,698,931	$359,845

Putnam VT International Equity Fund	Foreign exchange contracts	$—	$—	$(1,636,384)	$—	$(1,636,384)

	Total	$—	$—	$(1,636,384)	$—	$(1,636,384)

Putnam VT International Growth and
Income Fund	Foreign exchange contracts	$—	$ —	$(600,496)	$—	$(600,496)

	Equity contracts	(51,134)	—	—	—	(51,134)

	Total	$(51,134)	$—	$(600,496)	$—	$(651,630)

Putnam VT International New
Opportunities Fund	Foreign exchange contracts	$—	$—	$315,073	$—	$315,073

	Equity contracts	37,363	101,870	—	—	139,233

	Total	$37,363	$101,870	$315,073	$—	$454,306

Putnam VT Mid Cap Value Fund	Equity contracts	$106,251	$—	$—	$—	$106,251

	Total	$106,251	$—	$—	$—	$106,251

Putnam VT New Opportunities Fund	Equity contracts	$—	$377,731	$—	$—	$377,731

	Total	$—	$377,731	$—	$—	$377,731

Putnam VT Research Fund	Foreign exchange contracts	$—	$—	$25,769	$—	$25,769

	Equity contracts	—	(151,849)	—	—	(151,849)

	Total	$—	$(151,849)	$25,769	$—	$(126,080)

Putnam VT Vista Fund	Equity contracts	$(974,525)	$(990,196)	$—	$—	$(1,964,721)

	Total	$(974,525)	$(990,196)	$—	$—	$(1,964,721)

Putnam VT Voyager Fund	Foreign exchange contracts	$—	$—	$1,336,868	$—	$1,336,868

	Equity contracts	3,852,403	(3,260,407)	—	—	591,996

	Total	$3,852,403	$(3,260,407)	$1,336,868	$—	$1,928,864

Putnam Variable Trust 309

The following is a summary of unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (see Note 1):

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations

	Derivatives not accounted for
	as hedging instruments under			Forward currency
Fund name	Statement 133	Options	Futures	contracts	Swaps	Total

Putnam VT American Government
Income Fund	Interest rate contracts	$703,419	$(559,943)	$—	$3,189,463	$3,332,939

	Total	$703,419	$(559,943)	$—	$3,189,463	$3,332,939

Putnam VT Diversified Income Fund	Interest rate contracts	$1,087,435	$1,694,397	$—	$16,001,526	$18,783,358

	Foreign exchange contracts	—	—	449,353	—	449,353

	Credit contracts	—	—	—	13,241,427	13,241,427

	Total	$1,087,435	$1,694,397	$449,353	$29,242,953	$32,474,138

Putnam VT The George Putnam Fund
of Boston	Interest rate contracts	$(378,131)	$2,083,036	$—	$14,966,978	$16,671,883

	Foreign exchange contracts	—	—	(25)	—	(25)

	Credit contracts	—	—	—	2,277,705	2,277,705

	Total	$(378,131)	$2,083,036	$(25)	$17,244,683	$18,949,563

Putnam VT Global Asset Allocation Fund	Interest rate contracts	$(1,460,249)	(277,276)	$—	$7,022,124	$5,284,599

	Foreign exchange contracts	—	—	952,818	—	952,818

	Credit contracts	—	—	—	966,114	966,114

	Equity contracts	(17,323)	(106,655)	—	(590,449)	(714,427)

	Total	$(1,477,572)	$(383,931)	$952,818	$7,397,789	$6,489,104

Putnam VT Global Equity Fund	Foreign exchange contracts	$—	$—	$629,240	$—	$629,240

	Total	$—	$—	$629,240	$—	$629,240

Putnam VT Global Health Care Fund	Foreign exchange contracts	$—	$—	$1,308,884	$—	$1,308,884

	Total	$—	$—	$1,308,884	$—	$1,308,884

Putnam VT Global Utilities Fund	Foreign exchange contracts	$—	$—	$(220,386)	$—	$(220,386)

	Total	$—	$—	$(220,386)	$—	$(220,386)

Putnam VT Growth Opportunities Fund	Equity contracts	$—	$2,640	$—	$—	$2,640

	Total	$—	$2,640	$—	$—	$2,640

Putnam VT High Yield Fund	Foreign exchange contracts	$—	$—	$253,888	$—	$253,888

	Credit contracts	—	—	—	12,955	12,955

	Total	$—	$—	$253,888	$12,955	$266,843

Putnam VT Income Fund	Interest rate contracts	$(10,520,186)	$691,615	$—	$27,670,904	$17,842,333

	Credit contracts	—	—	—	1,303,087	1,303,087

	Total	$(10,520,186)	$691,615	$—	$28,973,991	$19,145,420

Putnam VT International Equity Fund	Foreign exchange contracts	$—	$—	$5,513,065	$—	$5,513,065

	Equity contracts	(21,691)	—	—	—	(21,691)

	Total	$(21,691)	$—	$5,513,065	$—	$5,491,374

Putnam VT International Growth and
Income Fund	Foreign exchange contracts	$—	$—	$1,351,500	$—	$1,351,500

	Equity contracts	44,362	—	—	—	44,362

	Total	$44,362	$—	$1,351,500	$—	$1,395,862

Putnam VT International New
Opportunities Fund	Foreign exchange contracts	$—	$—	$292,538	$—	$292,538

	Equity contracts	11,592	(20,353)	—	—	(8,761)

	Total	$11,592	$(20,353)	$292,538	$—	$283,777

Putnam VT Mid Cap Value Fund	Equity contracts	$5,674	$—	$—	$—	$5,674

	Total	$5,674	$—	$—	$—	$5,674

Putnam VT New Opportunities Fund	Equity contracts	$—	$(378,996)	$—	$—	$(378,996)

	Total	$—	$(378,996)	$—	$—	$(378,996)

Putnam VT Research Fund	Foreign exchange contracts	$—	$—	$34,696	$—	$34,696

	Equity contracts	—	(14,607)	—	—	(14,607)

	Total	$—	$(14,607)	$34,696	$—	$20,089

Putnam VT Vista Fund	Equity contracts	$33,335	$(85,575)	$—	$—	$(52,240)

	Total	$33,335	$(85,575)	$—	$—	$(52,240)

310 Putnam Variable Trust

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations

	Derivatives not accounted for
	as hedging instruments under			Forward currency
Fund name	Statement 133	Options	Futures	contracts	Swaps	Total

Putnam VT Voyager Fund	Foreign exchange contracts	$—	$—	$(806,005)	$—	$(806,005)

	Equity contracts	246,905	(668,661)	—	90,834	(330,922)

	Total	$246,905	$(668,661)	$(806,005)	$90,834	$(1,136,927)

Note 6 — Investment in Putnam Money Market Liquidity Fund

Certain funds of the Trust may have invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

For the six months ended June 30, 2009, the following table identifies, for each fund invested in Putnam Money Market Liquidity Fund, the income distributions earned, the cost of purchases and the proceeds of sales of investments in Putnam Money Market Liquidity Fund:

Fund name	Income distribution earned	Cost of purchases	Proceeds of sales

Putnam VT American Government Income Fund	$8,764	$33,909,952	$12,361,621

Putnam VT Capital Opportunities Fund	234	1,357,812	1,043,456

Putnam VT Diversified Income Fund	43,325	128,036,841	58,726,318

Putnam VT Equity Income Fund	958	18,144,564	18,144,564

Putnam VT The George Putnam Fund of Boston	22,890	75,266,159	48,969,489

Putnam VT Global Asset Allocation Fund	19,256	97,013,034	67,856,491

Putnam VT Global Equity Fund	1,578	27,211,787	24,642,175

Putnam VT Global Health Care Fund	5,587	16,985,325	10,772,430

Putnam VT Global Utilities Fund	1,368	9,094,878	8,282,491

Putnam VT Growth and Income Fund	12,361	72,421,279	57,169,968

Putnam VT Growth Opportunities Fund	304	2,652,723	2,141,505

Putnam VT High Yield Fund	16,007	36,617,053	25,013,387

Putnam VT Income Fund	87,584	144,858,931	52,199,610

Putnam VT International Equity Fund	6,776	56,311,100	49,651,097

Putnam VT International Growth and Income Fund	1,430	15,976,745	13,183,180

Putnam VT International New Opportunities Fund	1,368	10,332,966	7,317,448

Putnam VT Investors Fund	414	10,516,869	9,886,691

Putnam VT Mid Cap Value Fund	1,203	7,482,082	5,301,339

Putnam VT Money Market Fund	2,599	62,610,044	59,800,793

Putnam VT New Opportunities Fund	2,603	27,435,646	22,764,348

Putnam VT Research Fund	338	3,934,014	2,909,853

Putnam VT Small Cap Value Fund	8,468	27,228,646	20,296,728

Putnam VT Vista Fund	2,590	35,820,370	27,617,069

Putnam VT Voyager Fund	4,315	104,438,239	95,749,086

Note 7 — Senior loan commitments

During the six months ended June 30, 2009, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, and Putnam VT Income Fund invested in senior loans, which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. In August 2008, the following funds received a payment from Putnam Management for the following amounts related to restitution payments in connection with a distribution plan approved by the SEC. These amounts can be found in the Increase in capital from settlement payments line on the prior year Statement of changes in net assets.

Putnam Variable Trust 311

Fund name	Amount

Putnam VT American Government Income Fund	$8,740

Putnam VT Capital Opportunities Fund	847

Putnam VT Diversified Income Fund	13,092

Putnam VT Global Equity Fund	174,570

Putnam VT Growth Opportunities Fund	2,948

Putnam VT Income Fund	55,580

Putnam VT International New Opportunities Fund	128,701

Putnam VT Mid Cap Value	1,209

Putnam VT Vista Fund	275,551

Putnam VT Voyager Fund	38,969

Note 9 — Acquisition of Putnam VT Capital
Appreciation Fund

On February 17, 2009, Putnam VT Investors Fund issued 1,271,614 and 1,239,977 class IA and class IB shares, respectively, for 1,997,819 and 1,948,728 class IA and class IB shares of Putnam VT Capital Appreciation Fund to acquire that fund’s net assets in a tax-free exchange. The net assets of Putnam VT Investors Fund and Putnam VT Capital Appreciation Fund on February 13, 2009, were $215,315,827 and $16,319,063, respectively. On February 13, 2009, Putnam VT Capital Appreciation Fund had undistributed net investment income of $30,756, accumulated net realized loss of $11,229,349 and unrealized depreciation of $2,454,768. The aggregate net assets of Putnam VT Investors Fund immediately following the acquisition were $231,634,890.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam VT Investors Fund.

Note 10 — Acquisition of Putnam VT Discovery Growth Fund

On February 17, 2009, Putnam VT New Opportunities Fund issued 385,906 and 745,413 class IA and class IB shares, respectively, for 1,666,012 and 3,230,409 class IA and class IB shares of Putnam VT Discovery Growth Fund to acquire that fund’s net assets in a tax-free exchange. The net assets of Putnam VT New Opportunities Fund and Putnam VT Discovery Growth Fund on February 13, 2009, were $482,106,017 and $14,555,354, respectively. On February 13, 2009, Putnam VT Discovery Growth Fund had undistributed net investment income of $2,672, accumulated net realized loss of $9,867,406 and unrealized depreciation of $1,235,858. The aggregate net assets of Putnam VT New Opportunities Fund immediately following the acquisition were $496,661,371.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam VT New Opportunities Fund.

Note 11 — Acquisition of Putnam VT New Value Fund

On February 17, 2009, Putnam VT Equity Income Fund issued 10,823,275 and 12,042,843 class IA and class IB shares, respectively, for 15,984,965 and 17,755,099 class IA and class IB shares of Putnam VT New Value Fund to acquire that fund’s net assets in a tax-free exchange. The net assets of Putnam VT Equity Income Fund and Putnam VT New Value Fund on February 13, 2009, were $132,847,115 and $206,222,051, respectively. On February 13, 2009, Putnam VT New Value Fund had undistributed net investment income of $737,299, accumulated net realized loss of $200,134,557 and unrealized depreciation of $1,240,448. The aggregate net assets of Putnam VT Equity Income Fund immediately following the acquisition were $339,069,166. Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam VT Equity Income Fund.

Note 12 — Acquisition of Putnam VT OTC & Emerging
Growth Fund

On February 17, 2009, Putnam VT Vista Fund issued 1,728,500 and 1,738,800 class IA and class IB shares, respectively, for 3,254,031 and 3,275,021 class IA and class IB shares of Putnam VT OTC & Emerging Growth Fund to acquire that fund’s net assets in a tax-free exchange. The net assets of Putnam VT Vista Fund and Putnam VT OTC & Emerging Growth Fund on February 13, 2009, were $132,540,854 and $28,512,122, respectively. On February 13, 2009, Putnam VT OTC & Emerging Growth Fund had accumulated net investment loss of $93,192, accumulated net realized loss of $367,091,505 and unrealized appreciation of $591,159. The aggregate net assets of Putnam VT Vista Fund immediately following the acquisition were $161,052,976. Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam VT Vista Fund.

Note 13 — Market and credit risk

In the normal course of business, the funds trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 14 — Money market fund guarantee program

In April 2009, the Board of Trustees of the Putnam VT Money Market Fund approved the continued participation by the fund in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”), as extended through September 18, 2009. Under the Program, which had been set to expire on April 30, 2009, if the fund’s market value per share drops below $0.995 on any day while the Program is in effect, and the fund is subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 may be eligible to receive a payment from the U.S. Department of Treasury. The Program required the fund to pay the U.S. Department of Treasury a fee equal to 0.01% based on the number of shares outstanding as of September 19, 2008 and an additional 0.015% based on the number of shares outstanding as of September 19, 2008 for the Program extension through April 30, 2009. The Program extension through September 18, 2009 requires the fund to pay an additional 0.015% based on the number of shares outstanding as of September 19, 2008.

Note 15 — Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the funds, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of each fund.

312 Putnam Variable Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years  of review and discussion between the IndependentTrustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Putnam Variable Trust 313

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses,had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This

314 Putnam Variable Trust

information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March31,2009.This information is shown in the  following table.(Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds)
Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds
Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds
Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds
Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds
Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds
Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds
Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds
Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds
Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds
Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Growth and
Income Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International New
Opportunities Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Putnam Variable Trust 315

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has: 1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers; 2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions; 3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and 4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds
Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds
Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds
Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam Small & Mid—Cap Equity Funds
VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

316 Putnam Variable Trust

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also includedthe review of itsdistributor’scontract anddistri-bution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

Putnam Variable Trust 317

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)
Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)
Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)
Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)
Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)
Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.)

The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially. The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered

318 Putnam Variable Trust

the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

Putnam Variable Trust 319

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversi-fied Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Wash-ington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

320 Putnam Variable Trust

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT #269

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St James's Street
London, England SW1A 1LD
Not applicable to all funds.

Investment Sub-Advisor
The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109
Not applicable to all funds.

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

A world of investing.™

Putnam INVESTMENTS

This report has been prepared for the shareholders of Putnam Variable Trust.

SA505 257323 8/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2009